UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2018

Rydex Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	17
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	33
ELECTRONICS FUND	41
ENERGY FUND	48
ENERGY SERVICES FUND	55
FINANCIAL SERVICES FUND	63
HEALTH CARE FUND	72
INTERNET FUND	80
LEISURE FUND	88
PRECIOUS METALS FUND	97
REAL ESTATE FUND	104
RETAILING FUND	112
TECHNOLOGY FUND	119
TELECOMMUNICATIONS FUND	127
TRANSPORTATION FUND	134
UTILITIES FUND	141
NOTES TO FINANCIAL STATEMENTS	149
OTHER INFORMATION	159
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	162
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	166

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will continue to drive growth amid increases in employment and hourly earnings, and the recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the six months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 11.41%, rising from 2,640.87 to 2,913.98. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the six months ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.44%. The return of the MSCI Emerging Markets Index* was -8.73%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -0.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.46%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.95% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles & apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Sector comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Sector comprises companies engaged in exploration & production, refining & marketing, and storage & transportation of oil & gas and coal & consumable fuels. It also includes companies that offer oil & gas equipment and services.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Sector contains companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges & Data and Mortgage REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Sector includes health care providers & services, companies that manufacture and distribute health care equipment & supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace & defense, building products, electrical equipment and machinery and companies that offer construction & engineering services. It also includes providers of commercial & professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. It also includes companies that provide transportation services.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Sector comprises companies that offer software and information technology services, manufacturers and distributors of technology hardware & equipment such as communications equipment, cellular phones, computers & peripherals, electronic equipment and related instruments, and semiconductors.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Sector comprises utility companies such as electric, gas and water utilities. It also includes independent power producers & energy traders and companies that engage in generation and distribution of electricity using renewable sources.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.43%	(2.18%)	$ 1,000.00	$ 978.20	$ 7.17
A-Class	1.69%	(2.30%)	1,000.00	977.00	8.47
C-Class	2.44%	(2.67%)	1,000.00	973.30	12.20
H-Class	1.68%	(2.32%)	1,000.00	976.80	8.42
Basic Materials Fund
Investor Class	1.44%	1.14%	1,000.00	1,011.40	7.34
A-Class	1.70%	1.01%	1,000.00	1,010.10	8.66
C-Class	2.44%	0.62%	1,000.00	1,006.20	12.41
H-Class	1.69%	1.04%	1,000.00	1,010.40	8.61
Biotechnology Fund
Investor Class	1.43%	12.06%	1,000.00	1,120.60	7.68
A-Class	1.68%	11.92%	1,000.00	1,119.20	9.02
C-Class	2.43%	11.49%	1,000.00	1,114.90	13.02
H-Class	1.68%	11.91%	1,000.00	1,119.10	9.02
Consumer Products Fund
Investor Class	1.43%	0.67%	1,000.00	1,006.70	7.27
A-Class	1.68%	0.55%	1,000.00	1,005.50	8.54
C-Class	2.43%	0.16%	1,000.00	1,001.60	12.33
H-Class	1.68%	0.54%	1,000.00	1,005.40	8.54
Electronics Fund
Investor Class	1.43%	(0.75%)	1,000.00	992.50	7.22
A-Class	1.69%	(0.88%)	1,000.00	991.20	8.53
C-Class	2.43%	(1.24%)	1,000.00	987.60	12.24
H-Class	1.67%	(0.87%)	1,000.00	991.30	8.43
Energy Fund
Investor Class	1.44%	14.26%	1,000.00	1,142.60	7.82
A-Class	1.69%	14.12%	1,000.00	1,141.20	9.17
C-Class	2.43%	13.68%	1,000.00	1,136.80	13.16
H-Class	1.69%	14.10%	1,000.00	1,141.00	9.17
Energy Services Fund
Investor Class	1.43%	6.19%	1,000.00	1,061.90	7.47
A-Class	1.69%	6.08%	1,000.00	1,060.80	8.83
C-Class	2.43%	5.66%	1,000.00	1,056.60	12.66
H-Class	1.68%	6.15%	1,000.00	1,061.50	8.78
Financial Services Fund
Investor Class	1.44%	1.16%	1,000.00	1,011.60	7.34
A-Class	1.69%	1.03%	1,000.00	1,010.30	8.61
C-Class	2.44%	0.66%	1,000.00	1,006.60	12.41
H-Class	1.69%	1.03%	1,000.00	1,010.30	8.61
Health Care Fund
Investor Class	1.44%	17.69%	1,000.00	1,176.90	7.94
A-Class	1.69%	17.56%	1,000.00	1,175.60	9.32
C-Class	2.44%	17.14%	1,000.00	1,171.40	13.43
H-Class	1.69%	17.56%	1,000.00	1,175.60	9.32

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.44%	10.55%	$ 1,000.00	$ 1,105.50	$ 7.68
A-Class	1.69%	10.42%	1,000.00	1,104.20	9.01
C-Class	2.44%	10.00%	1,000.00	1,100.00	12.99
H-Class	1.69%	10.42%	1,000.00	1,104.20	9.01
Leisure Fund
Investor Class	1.44%	5.84%	1,000.00	1,058.40	7.51
A-Class	1.69%	5.70%	1,000.00	1,057.00	8.81
C-Class	2.44%	5.31%	1,000.00	1,053.10	12.70
H-Class	1.68%	5.73%	1,000.00	1,057.30	8.76
Precious Metals Fund
Investor Class	1.34%	(17.40%)	1,000.00	826.00	6.20
A-Class	1.60%	(17.49%)	1,000.00	825.10	7.40
C-Class	2.34%	(17.81%)	1,000.00	821.90	10.80
H-Class	1.59%	(17.47%)	1,000.00	825.30	7.35
Real Estate Fund
A-Class	1.69%	8.63%	1,000.00	1,086.30	8.94
C-Class	2.43%	8.20%	1,000.00	1,082.00	12.82
H-Class	1.69%	8.63%	1,000.00	1,086.30	8.94
Retailing Fund
Investor Class	1.44%	15.08%	1,000.00	1,150.80	7.85
A-Class	1.69%	14.93%	1,000.00	1,149.30	9.21
C-Class	2.44%	14.53%	1,000.00	1,145.30	13.27
H-Class	1.69%	14.91%	1,000.00	1,149.10	9.20
Technology Fund
Investor Class	1.44%	11.84%	1,000.00	1,118.40	7.73
A-Class	1.69%	11.71%	1,000.00	1,117.10	9.07
C-Class	2.44%	11.29%	1,000.00	1,112.90	13.07
H-Class	1.69%	11.71%	1,000.00	1,117.10	9.07
Telecommunications Fund
Investor Class	1.44%	9.21%	1,000.00	1,092.10	7.63
A-Class	1.69%	9.08%	1,000.00	1,090.80	8.95
C-Class	2.43%	8.68%	1,000.00	1,086.80	12.85
H-Class	1.68%	9.05%	1,000.00	1,090.50	8.90
Transportation Fund
Investor Class	1.44%	1.95%	1,000.00	1,019.50	7.37
A-Class	1.69%	1.82%	1,000.00	1,018.20	8.64
C-Class	2.43%	1.44%	1,000.00	1,014.40	12.41
H-Class	1.68%	1.80%	1,000.00	1,018.00	8.59
Utilities Fund
Investor Class	1.44%	7.38%	1,000.00	1,073.80	7.57
A-Class	1.69%	7.28%	1,000.00	1,072.80	8.88
C-Class	2.44%	6.84%	1,000.00	1,068.40	12.79
H-Class	1.69%	7.27%	1,000.00	1,072.70	8.88

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.43%	5.00%	$ 1,000.00	$ 1,017.90	$ 7.23
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Basic Materials Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Biotechnology Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.90	7.23
A-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Consumer Products Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.90	7.23
A-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Electronics Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.90	7.23
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.67%	5.00%	1,000.00	1,016.70	8.44
Energy Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Energy Services Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.90	7.23
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Financial Services Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Health Care Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Internet Fund
Investor Class	1.44%	5.00%	$ 1,000.00	$ 1,017.85	$ 7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Leisure Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Precious Metals Fund
Investor Class	1.34%	5.00%	1,000.00	1,018.35	6.78
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
Real Estate Fund
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Retailing Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Technology Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Telecommunications Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Transportation Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Utilities Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Citigroup, Inc.	4.0%
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	4.0%
Bank of America Corp.	3.9%
U.S. Bancorp	3.1%
PNC Financial Services Group, Inc.	2.6%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.2%
BB&T Corp.	2.0%
State Street Corp.	1.8%
Top Ten Total	30.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(2.18%)	3.08%	8.62%	3.78%
A-Class Shares	(2.30%)	2.83%	8.35%	3.50%
A-Class Shares with sales charge‡	(6.94%)	(2.06%)	7.30%	2.99%
C-Class Shares	(2.67%)	2.06%	7.54%	2.79%
C-Class Shares with CDSC§	(3.64%)	1.06%	7.54%	2.79%
H-Class Shares**	(2.32%)	2.82%	8.29%	3.35%
S&P 500 Financials Index	1.06%	8.73%	13.45%	7.43%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
BANKING FUND

	Shares	Value

COMMON STOCKS† - 98.2%

Banks - 93.9%
Citigroup, Inc.	17,150	$1,230,341
JPMorgan Chase & Co.	10,865	1,226,007
Wells Fargo & Co.	23,301	1,224,701
Bank of America Corp.	41,197	1,213,664
U.S. Bancorp	17,888	944,665
PNC Financial Services Group, Inc.	5,852	796,984
Bank of New York Mellon Corp.	14,233	725,741
Capital One Financial Corp.	7,173	680,933
BB&T Corp.	12,720	617,429
State Street Corp.	6,698	561,158
SunTrust Banks, Inc.	8,398	560,902
M&T Bank Corp.	2,997	493,126
Northern Trust Corp.	4,740	484,096
KeyCorp	23,412	465,665
Regions Financial Corp.	24,711	453,447
Citizens Financial Group, Inc.	11,205	432,177
Fifth Third Bancorp	15,451	431,392
SVB Financial Group*	1,321	410,606
Huntington Bancshares, Inc.	27,269	406,853
First Republic Bank	4,187	401,952
Comerica, Inc.	4,412	397,962
Zions Bancorp North America	6,351	318,503
HDFC Bank Ltd. ADR	3,265	307,236
Toronto-Dominion Bank	5,018	305,094
Royal Bank of Canada	3,790	303,920
East West Bancorp, Inc.	4,958	299,314
Popular, Inc.	5,831	298,839
HSBC Holdings plc ADR	6,762	297,460
Bank of Nova Scotia	4,988	297,434
ICICI Bank Ltd. ADR	34,831	295,715
Bank of Montreal	3,508	289,515
Canadian Imperial Bank of Commerce[1]	3,027	283,842
Deutsche Bank AG	24,979	283,761
UBS Group AG*	17,650	277,635
ING Groep N.V. ADR	21,393	277,467
Credit Suisse Group AG ADR*	18,486	276,181
Commerce Bancshares, Inc.	4,103	270,880
Cullen/Frost Bankers, Inc.	2,499	260,996
Signature Bank	2,216	254,485
BOK Financial Corp.	2,609	253,804
Western Alliance Bancorporation*	4,399	250,259
CIT Group, Inc.	4,748	245,044
PacWest Bancorp	5,129	244,397
First Citizens BancShares, Inc. — Class A	527	238,352
First Horizon National Corp.	13,803	238,240
Webster Financial Corp.	4,001	235,899
Synovus Financial Corp.	5,135	235,132
Bank OZK	5,876	223,053
Prosperity Bancshares, Inc.	3,208	222,475
Wintrust Financial Corp.	2,592	220,164
Pinnacle Financial Partners, Inc.	3,620	217,743
IBERIABANK Corp.	2,674	217,530
Umpqua Holdings Corp.	10,423	216,798
Associated Banc-Corp.	8,310	216,060
FNB Corp.	16,257	206,789
Hancock Whitney Corp.	4,318	205,321
First Financial Bankshares, Inc.[1]	3,455	204,190
Texas Capital Bancshares, Inc.*	2,468	203,980
TCF Financial Corp.	8,476	201,814
Chemical Financial Corp.	3,735	199,449
MB Financial, Inc.	4,308	198,642
United Bankshares, Inc.	5,461	198,507
BankUnited, Inc.	5,542	196,187
Home BancShares, Inc.	8,931	195,589
First Hawaiian, Inc.	7,190	195,280
Glacier Bancorp, Inc.	4,525	194,982
Valley National Bancorp	17,251	194,074
UMB Financial Corp.	2,713	192,352
Bank of Hawaii Corp.	2,385	188,200
Cathay General Bancorp	4,513	187,019
BancorpSouth Bank	5,621	183,807
South State Corp.	2,180	178,760
CVB Financial Corp.	7,995	178,448
International Bancshares Corp.	3,894	175,230
Old National Bancorp	9,057	174,800
First Financial Bancorp	5,884	174,755
Fulton Financial Corp.	10,463	174,209
Columbia Banking System, Inc.	4,413	171,092
First Midwest Bancorp, Inc.	6,400	170,176
Simmons First National Corp. — Class A	5,628	165,745
CenterState Bank Corp.	5,810	162,971
Union Bankshares Corp.	4,210	162,211
Trustmark Corp.	4,572	153,848
United Community Banks, Inc.	5,364	149,602
Ameris Bancorp	3,250	148,525
Hope Bancorp, Inc.	9,093	147,034
Banner Corp.	2,323	144,421
LegacyTexas Financial Group, Inc.	3,358	143,051
Total Banks		28,954,088

Savings & Loans - 3.4%
People’s United Financial, Inc.	14,509	248,394
New York Community Bancorp, Inc.	22,000	228,140
Sterling Bancorp	10,209	224,598
Investors Bancorp, Inc.	16,028	196,664
Pacific Premier Bancorp, Inc.*	4,121	153,301
Total Savings & Loans		1,051,097

Insurance - 0.9%
Voya Financial, Inc.	5,882	292,159

Total Common Stocks
(Cost $27,470,556)		30,297,344

PREFERRED STOCKS† - 1.2%
Banks - 1.2%
Itau Unibanco Holding S.A. ADR	32,825	360,418
Total Preferred Stocks
(Cost $343,784)		360,418

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
BANKING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.0%
JP Morgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$7,989	$7,989
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	3,947	3,947
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	2,632	2,632
Total Repurchase Agreements
(Cost $14,568)		14,568
	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	233,131	233,131
Total Securities Lending Collateral
(Cost $233,131)		233,131

Total Investments - 100.2%
(Cost $28,062,039)		$30,905,461
Other Assets & Liabilities, net - (0.2)%		(59,355)
Total Net Assets - 100.0%		$30,846,106

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,297,344	$—	$—	$30,297,344
Preferred Stocks	360,418	—	—	360,418
Repurchase Agreements	—	14,568	—	14,568
Securities Lending Collateral	233,131	—	—	233,131
Total Assets	$30,890,893	$14,568	$—	$30,905,461

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $229,260 of securities loaned (cost $28,047,471)	$30,890,893
Repurchase agreements, at value (cost $14,568)	14,568
Receivables:
Fund shares sold	11,748,679
Dividends	31,169
Foreign tax reclaims	3,775
Securities lending income	146
Interest	3
Total assets	42,689,233

Liabilities:
Payable for:
Securities purchased	11,441,547
Return of securities loaned	233,131
Fund shares redeemed	143,441
Management fees	13,534
Transfer agent and administrative fees	3,981
Distribution and service fees	3,616
Portfolio accounting fees	1,592
Trustees’ fees*	25
Miscellaneous	2,260
Total liabilities	11,843,127
Commitments and contingent liabilities (Note 10)	—
Net assets	$30,846,106

Net assets consist of:
Paid in capital	$29,769,059
Total distributable earnings (loss)	1,077,047
Net assets	$30,846,106

Investor Class:
Net assets	$11,285,060
Capital shares outstanding	133,723
Net asset value per share	$84.39

A-Class:
Net assets	$4,626,458
Capital shares outstanding	60,093
Net asset value per share	$76.99
Maximum offering price per share (Net asset value divided by 95.25%)	$80.83

C-Class:
Net assets	$3,146,173
Capital shares outstanding	45,497
Net asset value per share	$69.15

H-Class:
Net assets	$11,788,415
Capital shares outstanding	157,179
Net asset value per share	$75.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $5,331)	$322,375
Interest	1,039
Income from securities lending, net	731
Total investment income	324,145

Expenses:
Management fees	122,003
Distribution and service fees:
A-Class	5,411
C-Class	21,294
H-Class	5,182
Transfer agent and administrative fees	35,883
Registration fees	24,406
Portfolio accounting fees	14,353
Trustees’ fees*	6,483
Custodian fees	1,919
Line of credit fees	815
Miscellaneous	63
Total expenses	237,812
Net investment income	86,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,851,050
Net realized gain	2,851,050
Net change in unrealized appreciation (depreciation) on:
Investments	(3,331,503)
Net change in unrealized appreciation (depreciation)	(3,331,503)
Net realized and unrealized loss	(480,453)
Net decrease in net assets resulting from operations	$(394,120)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$86,333	$287,899
Net realized gain on investments	2,851,050	12,177,260
Net change in unrealized appreciation (depreciation) on investments	(3,331,503)	(6,360,606)
Net increase (decrease) in net assets resulting from operations	(394,120)	6,104,553

Distributions to shareholders:
Investor Class	—	(133,434)[1]
A-Class	—	(16,142)[1]
C-Class	—	(18,031)[1]
H-Class	—	(70,678)[1]
Total distributions to shareholders	—	(238,285)

Capital share transactions:
Proceeds from sale of shares
Investor Class	43,707,420	175,164,177
A-Class	2,172,333	5,786,565
C-Class	3,663,677	3,913,961
H-Class	47,621,339	262,406,269
Distributions reinvested
Investor Class	—	131,975
A-Class	—	15,040
C-Class	—	17,799
H-Class	—	70,666
Cost of shares redeemed
Investor Class	(58,733,011)	(193,064,391)
A-Class	(1,508,510)	(8,050,385)
C-Class	(4,534,122)	(5,930,789)
H-Class	(49,732,684)	(259,252,200)
Net decrease from capital share transactions	(17,343,558)	(18,791,313)
Net decrease in net assets	(17,737,678)	(12,925,045)

Net assets:
Beginning of period	48,583,784	61,508,829
End of period	$30,846,106	$48,583,784

Capital share activity:
Shares sold
Investor Class	500,715	2,144,837
A-Class	27,235	79,027
C-Class	51,409	58,114
H-Class	621,427	3,797,432
Shares issued from reinvestment of distributions
Investor Class	—	1,532
A-Class	—	191
C-Class	—	250
H-Class	—	921
Shares redeemed
Investor Class	(670,806)	(2,382,137)
A-Class	(18,868)	(111,766)
C-Class	(63,317)	(89,022)
H-Class	(649,444)	(3,736,577)
Net decrease in shares	(201,649)	(237,198)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$86.27	$76.86	$56.13	$62.71	$63.60	$52.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.60	.53	.68	.51	.54
Net gain (loss) on investments (realized and unrealized)	(2.27)	9.12	20.51	(6.97)	(.98)	11.09
Total from investment operations	(1.88)	9.72	21.04	(6.29)	(.47)	11.63
Less distributions from:
Net investment income	—	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	—	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$84.39	$86.27	$76.86	$56.13	$62.71	$63.60

Total Return	(2.18%)	12.63%	37.53%	(10.10%)	(0.73%)	22.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,285	$26,209	$41,473	$7,206	$43,989	$11,241
Ratios to average net assets:
Net investment income (loss)	0.88%	0.73%	0.74%	1.07%	0.82%	0.92%
Total expenses	1.43%	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	276%	772%	907%	514%	583%	481%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$78.80	$70.41	$51.55	$57.76	$58.75	$48.74
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.37	.33	.40	.26	.39
Net gain (loss) on investments (realized and unrealized)	(2.05)	8.33	18.84	(6.32)	(.83)	10.23
Total from investment operations	(1.81)	8.70	19.17	(5.92)	(.57)	10.62
Less distributions from:
Net investment income	—	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	—	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$76.99	$78.80	$70.41	$51.55	$57.76	$58.75

Total Return[c]	(2.30%)	12.37%	37.21%	(10.31%)	(0.98%)	21.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,626	$4,076	$5,934	$876	$1,054	$8,305
Ratios to average net assets:
Net investment income (loss)	0.59%	0.50%	0.51%	0.69%	0.45%	0.71%
Total expenses	1.69%	1.63%	1.63%	1.59%	1.60%	1.62%
Portfolio turnover rate	276%	772%	907%	514%	583%	481%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$71.05	$63.98	$47.22	$53.34	$54.69	$45.74
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.17)	(.05)	.03	(.14)	(.05)
Net gain (loss) on investments (realized and unrealized)	(1.83)	7.55	17.12	(5.86)	(.79)	9.61
Total from investment operations	(1.90)	7.38	17.07	(5.83)	(.93)	9.56
Less distributions from:
Net investment income	—	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	—	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$69.15	$71.05	$63.98	$47.22	$53.34	$54.69

Total Return[c]	(2.67%)	11.54%	36.18%	(10.99%)	(1.71%)	20.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,146	$4,079	$5,634	$3,188	$3,131	$4,307
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.25%)	(0.09%)	0.05%	(0.26%)	(0.10%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	276%	772%	907%	514%	583%	481%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$76.78	$68.61	$50.22	$56.30	$57.40	$47.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.39	.29	.33	(.01)	.23
Net gain (loss) on investments (realized and unrealized)	(1.91)	8.09	18.41	(6.12)	(.67)	10.07
Total from investment operations	(1.78)	8.48	18.70	(5.79)	(.68)	10.30
Less distributions from:
Net investment income	—	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	—	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$75.00	$76.78	$68.61	$50.22	$56.30	$57.40

Total Return	(2.32%)	12.38%	37.26%	(10.34%)	(1.19%)	21.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,788	$14,220	$8,467	$1,360	$847	$540
Ratios to average net assets:
Net investment income (loss)	0.35%	0.52%	0.45%	0.57%	(0.02%)	0.44%
Total expenses	1.68%	1.62%	1.63%	1.68%	1.85%	1.87%
Portfolio turnover rate	276%	772%	907%	514%	583%	481%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor class.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.7%
Ecolab, Inc.	2.7%
Praxair, Inc.	2.6%
Sherwin-Williams Co.	2.6%
LyondellBasell Industries N.V. — Class A	2.5%
Air Products & Chemicals, Inc.	2.4%
Vale S.A. ADR	2.2%
PPG Industries, Inc.	2.0%
Nucor Corp.	1.8%
Freeport-McMoRan, Inc.	1.7%
Top Ten Total	25.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	1.14%	2.43%	5.83%	5.65%
A-Class Shares	1.01%	2.17%	5.56%	5.38%
A-Class Shares with sales charge‡	(3.79%)	(2.69%)	4.54%	4.87%
C-Class Shares	0.62%	1.40%	4.77%	4.59%
C-Class Shares with CDSC§	(0.38%)	0.40%	4.77%	4.59%
H-Class Shares**	1.04%	2.22%	5.47%	5.21%
S&P 500 Materials Index	2.95%	4.01%	8.79%	8.47%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Chemicals - 43.7%
DowDuPont, Inc.	36,909	$2,373,618
Praxair, Inc.	8,382	1,347,239
Sherwin-Williams Co.	2,866	1,304,632
LyondellBasell Industries N.V. — Class A	12,385	1,269,586
Air Products & Chemicals, Inc.	7,348	1,227,483
PPG Industries, Inc.	9,330	1,018,183
Celanese Corp. — Class A	6,933	790,362
Eastman Chemical Co.	7,658	733,024
CF Industries Holdings, Inc.	13,420	730,585
International Flavors & Fragrances, Inc.	5,246	729,823
Mosaic Co.	22,232	722,095
FMC Corp.	7,880	686,978
Westlake Chemical Corp.	7,808	648,923
Albemarle Corp.	6,499	648,470
RPM International, Inc.	9,087	590,110
Axalta Coating Systems Ltd.*	18,175	529,983
Chemours Co.	13,374	527,471
Huntsman Corp.	18,228	496,348
Nutrien Ltd.	8,488	489,758
Ashland Global Holdings, Inc.	5,492	460,559
WR Grace & Co.	6,186	442,052
Valvoline, Inc.	19,363	416,498
Olin Corp.	15,667	402,329
Cabot Corp.	6,258	392,502
Methanex Corp.	4,952	391,703
Platform Specialty Products Corp.*	30,855	384,762
Balchem Corp.	3,420	383,348
PolyOne Corp.	8,672	379,140
Sociedad Quimica y Minera de Chile S.A. ADR[1]	8,290	379,019
Sensient Technologies Corp.	4,790	366,483
HB Fuller Co.	6,010	310,537
GCP Applied Technologies, Inc.*	10,680	283,554
Tronox Ltd. — Class A	19,290	230,515
Rayonier Advanced Materials, Inc.	10,050	185,221
Total Chemicals		22,272,893

Mining - 17.9%
Freeport-McMoRan, Inc.	63,766	887,623
Newmont Mining Corp.	26,383	796,767
Barrick Gold Corp.	70,514	781,295
Rio Tinto plc ADR	13,045	665,556
Alcoa Corp.*	13,579	548,591
BHP Billiton Ltd. ADR[1]	10,735	535,032
Goldcorp, Inc.	52,444	534,929
Randgold Resources Ltd. ADR	6,824	481,433
Teck Resources Ltd. — Class B	19,531	470,697
Wheaton Precious Metals Corp.	26,664	466,620
Royal Gold, Inc.	5,891	453,960
Agnico Eagle Mines Ltd.	13,060	446,652
Franco-Nevada Corp.	6,232	389,812
AngloGold Ashanti Ltd. ADR[1]	43,311	371,608
Pan American Silver Corp.	23,979	353,930
Compass Minerals International, Inc.[1]	4,498	302,266
Kaiser Aluminum Corp.	2,487	271,232
Century Aluminum Co.*	16,678	199,636
Coeur Mining, Inc.*	36,767	195,968
Total Mining		9,153,607

Packaging & Containers - 12.0%
Ball Corp.	18,148	798,330
WestRock Co.	13,709	732,609
Packaging Corporation of America	5,764	632,253
Crown Holdings, Inc.*	10,906	523,488
Berry Global Group, Inc.*	10,557	510,853
Sealed Air Corp.	12,623	506,813
Sonoco Products Co.	8,700	482,850
Bemis Company, Inc.	8,976	436,234
Graphic Packaging Holding Co.	29,915	419,109
KapStone Paper and Packaging Corp.	11,000	373,010
Silgan Holdings, Inc.	12,662	352,004
Owens-Illinois, Inc.*	18,288	343,632
Total Packaging & Containers		6,111,185

Iron & Steel - 10.9%
Vale S.A. ADR	74,718	1,108,815
Nucor Corp.	14,259	904,734
Steel Dynamics, Inc.	14,415	651,414
Reliance Steel & Aluminum Co.	5,853	499,202
United States Steel Corp.	15,689	478,201
ArcelorMittal	14,071	434,231
Cleveland-Cliffs, Inc.*,1	32,434	410,614
Allegheny Technologies, Inc.*	13,659	403,623
Carpenter Technology Corp.	5,778	340,613
Commercial Metals Co.	15,111	310,078
Total Iron & Steel		5,541,525

Building Materials - 5.7%
Vulcan Materials Co.	6,833	759,830
Martin Marietta Materials, Inc.	3,649	663,936
Eagle Materials, Inc.	4,801	409,237
Louisiana-Pacific Corp.	14,793	391,867
Summit Materials, Inc. — Class A*	15,875	288,607
Boise Cascade Co.	6,560	241,408
US Concrete, Inc.*,1	3,572	163,776
Total Building Materials		2,918,661

Commercial Services - 2.7%
Ecolab, Inc.	8,724	1,367,749

Forest Products & Paper - 2.4%
International Paper Co.	17,683	869,120
Domtar Corp.	7,001	365,242
Total Forest Products & Paper		1,234,362

Miscellaneous Manufacturing - 1.8%
AptarGroup, Inc.	4,874	525,125
Trinseo S.A.	4,760	372,708
Total Miscellaneous Manufacturing		897,833

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
BASIC MATERIALS FUND

	Shares	Value

Household Products & Housewares - 1.2%
Avery Dennison Corp.	5,715	$619,220

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	5,440	428,291

Coal - 0.5%
Warrior Met Coal, Inc.	9,130	246,875

Total Common Stocks
(Cost $43,187,314)		50,792,201

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$63,821	63,821
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	31,534	31,534
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	21,022	21,022
Total Repurchase Agreements
(Cost $116,377)		116,377
SECURITIES LENDING COLLATERAL†,3 - 2.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,313,092	1,313,092
Total Securities Lending Collateral
(Cost $1,313,092)		1,313,092

Total Investments - 102.4%
(Cost $44,616,783)		$52,221,670
Other Assets & Liabilities, net - (2.4)%		(1,238,225)
Total Net Assets - 100.0%		$50,983,445

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
BASIC MATERIALS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$50,792,201	$—	$—	$50,792,201
Repurchase Agreements	—	116,377	—	116,377
Securities Lending Collateral	1,313,092	—	—	1,313,092
Total Assets	$52,105,293	$116,377	$—	$52,221,670

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,272,385 of securities loaned (cost $44,500,406)	$52,105,293
Repurchase agreements, at value (cost $116,377)	116,377
Cash	1,715
Receivables:
Fund shares sold	1,681,969
Dividends	37,676
Foreign tax reclaims	534
Securities lending income	432
Interest	22
Total assets	53,944,018

Liabilities:
Payable for:
Return of securities loaned	1,313,092
Securities purchased	1,271,104
Fund shares redeemed	198,036
Foreign capital gain taxes	130,382
Management fees	25,977
Transfer agent and administrative fees	7,640
Distribution and service fees	4,968
Portfolio accounting fees	3,056
Trustees’ fees*	43
Miscellaneous	6,275
Total liabilities	2,960,573
Commitments and contingent liabilities (Note 10)	—
Net assets	$50,983,445

Net assets consist of:
Paid in capital	$47,402,374
Total distributable earnings (loss)	3,581,071
Net assets	$50,983,445

Investor Class:
Net assets	$32,432,487
Capital shares outstanding	531,174
Net asset value per share	$61.06

A-Class:
Net assets	$12,833,903
Capital shares outstanding	224,256
Net asset value per share	$57.23
Maximum offering price per share (Net asset value divided by 95.25%)	$60.08

C-Class:
Net assets	$3,813,215
Capital shares outstanding	75,308
Net asset value per share	$50.63

H-Class:
Net assets	$1,903,840
Capital shares outstanding	34,294
Net asset value per share	$55.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $4,466)	$448,986
Interest	2,974
Income from securities lending, net	3,323
Total investment income	455,283

Expenses:
Management fees	196,722
Distribution and service fees:
A-Class	10,799
C-Class	23,432
H-Class	3,944
Transfer agent and administrative fees	57,859
Registration fees	37,535
Portfolio accounting fees	23,143
Trustees’ fees*	10,905
Custodian fees	3,150
Tax expense	1,861
Line of credit fees	508
Miscellaneous	2,707
Total expenses	372,565
Net investment income	82,718

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,329,188
Net realized gain	2,329,188
Net change in unrealized appreciation (depreciation) on:
Investments	(2,723,238)
Net change in unrealized appreciation (depreciation)	(2,723,238)
Net realized and unrealized loss	(394,050)
Net decrease in net assets resulting from operations	$(311,332)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$82,718	$54,584
Net realized gain on investments	2,329,188	10,154,668
Net change in unrealized appreciation (depreciation) on investments	(2,723,238)	(5,190,126)
Net increase (decrease) in net assets resulting from operations	(311,332)	5,019,126

Distributions to shareholders:
Investor Class	—	(272,466)[1]
A-Class	—	(43,383)[1]
C-Class	—	(28,089)[1]
H-Class	—	(57,956)[1]
Total distributions to shareholders	—	(401,894)

Capital share transactions:
Proceeds from sale of shares
Investor Class	33,076,483	166,523,103
A-Class	7,190,751	12,667,551
C-Class	1,335,811	3,701,080
H-Class	44,105,290	142,131,772
Distributions reinvested
Investor Class	—	270,750
A-Class	—	39,209
C-Class	—	26,376
H-Class	—	57,923
Cost of shares redeemed
Investor Class	(52,134,909)	(176,088,501)
A-Class	(3,448,476)	(20,761,016)
C-Class	(3,059,769)	(4,409,986)
H-Class	(51,142,994)	(140,512,311)
Net decrease from capital share transactions	(24,077,813)	(16,354,050)
Net decrease in net assets	(24,389,145)	(11,736,818)

Net assets:
Beginning of period	75,372,590	87,109,408
End of period	$50,983,445	$75,372,590

Capital share activity:
Shares sold
Investor Class	534,396	2,779,960
A-Class	123,373	228,094
C-Class	25,668	72,898
H-Class	789,767	2,576,157
Shares issued from reinvestment of distributions
Investor Class	—	4,414
A-Class	—	681
C-Class	—	514
H-Class	—	1,037
Shares redeemed
Investor Class	(857,698)	(2,950,510)
A-Class	(59,211)	(380,714)
C-Class	(59,542)	(88,314)
H-Class	(923,260)	(2,568,262)
Net decrease in shares	(426,507)	(324,045)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$60.37	$55.71	$45.18	$50.18	$52.53	$49.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.11	.18	.26	.29	.32
Net gain (loss) on investments (realized and unrealized)	.53 [g]	4.80	10.92	(4.39)	(2.26)	2.58
Total from investment operations	.69	4.91	11.10	(4.13)	(1.97)	2.90
Less distributions from:
Net investment income	—	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	—	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$61.06	$60.37	$55.71	$45.18	$50.18	$52.53

Total Return	1.14%	8.81%	24.65%	(8.07%)	(3.77%)	5.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,432	$51,589	$56,854	$30,653	$46,509	$33,687
Ratios to average net assets:
Net investment income (loss)	0.53%	0.18%	0.35%	0.55%	0.56%	0.66%
Total expenses	1.44%	1.38%	1.37%	1.35%	1.34%	1.38%
Portfolio turnover rate	141%	257%	361%	471%	358%	349%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$56.66	$52.42	$42.65	$47.54	$49.93	$47.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	(.01)	.03	.10	.13	.22
Net gain (loss) on investments (realized and unrealized)	.48 [g]	4.50	10.31	(4.12)	(2.14)	2.42
Total from investment operations	.57	4.49	10.34	(4.02)	(2.01)	2.64
Less distributions from:
Net investment income	—	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	—	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$57.23	$56.66	$52.42	$42.65	$47.54	$49.93

Total Return[c]	1.01%	8.56%	24.33%	(8.29%)	(4.05%)	5.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,834	$9,070	$16,355	$4,152	$6,194	$13,347
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.02%)	0.06%	0.24%	0.27%	0.47%
Total expenses	1.70%	1.63%	1.62%	1.60%	1.60%	1.63%
Portfolio turnover rate	141%	257%	361%	471%	358%	349%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$50.32	$46.93	$38.52	$43.36	$45.91	$44.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.38)	(.29)	(.17)	(.23)	(.15)
Net gain (loss) on investments (realized and unrealized)	.43 [g]	4.02	9.27	(3.80)	(1.94)	2.25
Total from investment operations	.31	3.64	8.98	(3.97)	(2.17)	2.10
Less distributions from:
Net investment income	—	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	—	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$50.63	$50.32	$46.93	$38.52	$43.36	$45.91

Total Return[c]	0.62%	7.75%	23.41%	(8.98%)	(4.76%)	4.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,813	$5,494	$5,824	$2,430	$3,133	$5,150
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.75%)	(0.66%)	(0.43%)	(0.49%)	(0.34%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	141%	257%	361%	471%	358%	349%

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$54.95	$50.84	$41.37	$46.19	$48.64	$46.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.05)	.01	.09	— [d]	.08
Net gain (loss) on investments (realized and unrealized)	.53 [g]	4.41	10.03	(4.04)	(2.07)	2.37
Total from investment operations	.57	4.36	10.04	(3.95)	(2.07)	2.45
Less distributions from:
Net investment income	—	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	—	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$55.52	$54.95	$50.84	$41.37	$46.19	$48.64

Total Return	1.04%	8.57%	24.36%	(8.36%)	(4.30%)	5.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,904	$9,220	$8,077	$2,612	$2,073	$2,678
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.09%)	0.03%	0.24%	— [e]	0.18%
Total expenses	1.69%	1.62%	1.62%	1.64%	1.85%	1.88%
Portfolio turnover rate	141%	257%	361%	471%	358%	349%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]	Less than 0.01%.
[f]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[g]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.1%
Amgen, Inc.	5.9%
Gilead Sciences, Inc.	5.1%
Biogen, Inc.	4.3%
Celgene Corp.	4.1%
Illumina, Inc.	3.7%
Shire plc ADR	3.7%
Vertex Pharmaceuticals, Inc.	3.6%
Regeneron Pharmaceuticals, Inc.	3.4%
Alexion Pharmaceuticals, Inc.	2.9%
Top Ten Total	42.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	12.06%	10.63%	11.83%	16.62%
A-Class Shares	11.92%	10.35%	11.54%	16.33%
A-Class Shares with sales charge‡	6.60%	5.12%	10.46%	15.77%
C-Class Shares	11.49%	9.53%	10.71%	15.47%
C-Class Shares with CDSC§	10.49%	8.53%	10.71%	15.47%
H-Class Shares**	11.91%	10.36%	11.44%	16.14%
S&P 500 Health Care Index	18.08%	18.35%	15.37%	14.22%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Biotechnology - 70.2%
Amgen, Inc.	83,681	$17,346,235
Gilead Sciences, Inc.	196,039	15,136,171
Biogen, Inc.*	36,163	12,776,750
Celgene Corp.*	133,628	11,958,370
Illumina, Inc.*	30,144	11,064,657
Shire plc ADR	61,008	11,058,920
Vertex Pharmaceuticals, Inc.*	55,705	10,736,582
Regeneron Pharmaceuticals, Inc.*	25,070	10,129,283
Alexion Pharmaceuticals, Inc.*	62,504	8,688,681
BioMarin Pharmaceutical, Inc.*	61,838	5,996,431
Incyte Corp.*	82,816	5,720,929
Seattle Genetics, Inc.*	66,628	5,138,351
Exact Sciences Corp.*	58,782	4,639,075
Bio-Rad Laboratories, Inc. — Class A*	14,782	4,626,618
Bluebird Bio, Inc.*	28,786	4,202,756
Alnylam Pharmaceuticals, Inc.*	47,776	4,181,356
Ionis Pharmaceuticals, Inc.*	76,051	3,922,711
Sage Therapeutics, Inc.*	26,342	3,720,808
Ligand Pharmaceuticals, Inc. — Class B*	13,313	3,654,285
United Therapeutics Corp.*	27,750	3,548,670
Exelixis, Inc.*	199,359	3,532,641
Loxo Oncology, Inc.*	20,552	3,510,898
FibroGen, Inc.*	56,138	3,410,384
Intercept Pharmaceuticals, Inc.*	23,374	2,953,539
Blueprint Medicines Corp.*	36,396	2,841,072
Immunomedics, Inc.*	133,796	2,786,971
ACADIA Pharmaceuticals, Inc.*	129,069	2,679,472
Ultragenyx Pharmaceutical, Inc.*	34,900	2,664,266
Myriad Genetics, Inc.*	57,573	2,648,358
AnaptysBio, Inc.*	23,482	2,342,799
Spark Therapeutics, Inc.*	38,124	2,079,664
Amicus Therapeutics, Inc.*	171,580	2,074,402
Medicines Co.*,1	68,956	2,062,474
Sangamo Therapeutics, Inc.*	117,634	1,993,896
Puma Biotechnology, Inc.*	41,264	1,891,954
ImmunoGen, Inc.*	190,543	1,804,442
Editas Medicine, Inc.*	55,845	1,776,988
Spectrum Pharmaceuticals, Inc.*	103,310	1,735,608
Esperion Therapeutics, Inc.*,1	36,651	1,626,205
Dynavax Technologies Corp.*,1	108,210	1,341,804
Radius Health, Inc.*	71,499	1,272,682
Total Biotechnology		207,278,158

Pharmaceuticals - 25.2%
AbbVie, Inc.	191,263	18,089,655
Mylan N.V.*	170,680	6,246,888
Neurocrine Biosciences, Inc.*	40,577	4,988,942
Sarepta Therapeutics, Inc.*	30,744	4,965,463
Nektar Therapeutics*	81,404	4,962,388
Jazz Pharmaceuticals plc*,1	24,523	4,123,052
PRA Health Sciences, Inc.*	36,285	3,998,244
Alkermes plc*	85,303	3,620,259
Agios Pharmaceuticals, Inc.*	40,718	3,140,172
Horizon Pharma plc*	141,753	2,775,524
Array BioPharma, Inc.*	175,759	2,671,537
Ironwood Pharmaceuticals, Inc. — Class A*	139,907	2,582,683
Supernus Pharmaceuticals, Inc.*	47,750	2,404,213
TESARO, Inc.*,1	54,921	2,142,468
Pacira Pharmaceuticals, Inc.*	40,515	1,991,312
Global Blood Therapeutics, Inc.*	51,181	1,944,878
Portola Pharmaceuticals, Inc.*,1	72,593	1,933,152
Clovis Oncology, Inc.*	59,253	1,740,261
Total Pharmaceuticals		74,321,091

Healthcare-Services - 2.5%
Charles River Laboratories International, Inc.*	28,958	3,896,009
Syneos Health, Inc.*	68,120	3,511,586
Total Healthcare-Services		7,407,595

Healthcare-Products - 1.8%
Bio-Techne Corp.	20,311	4,145,678
MiMedx Group, Inc.*,1	200,620	1,239,832
Total Healthcare-Products		5,385,510

Total Common Stocks
(Cost $151,401,506)		294,392,354

RIGHTS††† - 0.0%
Clinical Data, Inc.*,2	24,000	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.4%
JP Morgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$583,413	583,413
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	288,260	288,260
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	192,173	192,173
Total Repurchase Agreements
(Cost $1,063,846)		1,063,846

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
BIOTECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 2.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[5]	7,564,640	$7,564,640
Total Securities Lending Collateral
(Cost $7,564,640)		7,564,640

Total Investments - 102.7%
(Cost $160,029,992)		$303,020,840
Other Assets & Liabilities, net - (2.7)%		(7,831,157)
Total Net Assets - 100.0%		$295,189,683

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Security was fair valued by the valuation committee at September 30, 2018. The total market value of fair valued securities amounts to $0,(cost $0) or less than 0.1% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$294,392,354	$—	$—		$294,392,354
Rights	—	—	—	*	—
Repurchase Agreements	—	1,063,846	—		1,063,846
Securities Lending Collateral	7,564,640	—	—		7,564,640
Total Assets	$301,956,994	$1,063,846	$—		$303,020,840

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $7,415,927 of securities loaned (cost $158,966,146)	$301,956,994
Repurchase agreements, at value (cost $1,063,846)	1,063,846
Receivables:
Fund shares sold	485,818
Dividends	11,728
Securities lending income	7,840
Interest	198
Total assets	303,526,424

Liabilities:
Payable for:
Return of securities loaned	7,564,640
Fund shares redeemed	349,103
Management fees	188,286
Transfer agent and administrative fees	55,378
Distribution and service fees	22,243
Portfolio accounting fees	21,237
Trustees” fees*	249
Miscellaneous	135,605
Total liabilities	8,336,741
Commitments and contingent liabilities (Note 10)	—
Net assets	$295,189,683

Net assets consist of:
Paid in capital	$132,197,144
Total distributable earnings (loss)	162,992,539
Net assets	$295,189,683

Investor Class:
Net assets	$223,940,628
Capital shares outstanding	2,292,495
Net asset value per share	$97.68

A-Class:
Net assets	$26,883,453
Capital shares outstanding	298,209
Net asset value per share	$90.15
Maximum offering price per share (Net asset value divided by 95.25%)	$94.65

C-Class:
Net assets	$16,847,478
Capital shares outstanding	209,459
Net asset value per share	$80.43

H-Class:
Net assets	$27,518,124
Capital shares outstanding	314,193
Net asset value per share	$87.58

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$857,933
Interest	11,862
Income from securities lending, net	34,156
Total investment income	903,951

Expenses:
Management fees	1,244,022
Distribution and service fees:
A-Class	33,219
C-Class	94,860
H-Class	22,011
Transfer agent and administrative fees	365,887
Portfolio accounting fees	141,102
Registration fees	133,528
Trustees’ fees*	48,823
Custodian fees	19,877
Line of credit fees	1,398
Miscellaneous	143,587
Total expenses	2,248,314
Net investment loss	(1,344,363)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,031,109
Net realized gain	13,031,109
Net change in unrealized appreciation (depreciation) on:
Investments	20,469,132
Net change in unrealized appreciation (depreciation)	20,469,132
Net realized and unrealized gain	33,500,241
Net increase in net assets resulting from operations	$32,155,878

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,344,363)	$(2,747,590)
Net realized gain on investments	13,031,109	71,878,829
Net change in unrealized appreciation (depreciation) on investments	20,469,132	(21,879,731)
Net increase in net assets resulting from operations	32,155,878	47,251,508

Distributions to shareholders:
Investor Class	—	(13,289,118)[1]
A-Class	—	(1,688,964)[1]
C-Class	—	(1,379,997)[1]
H-Class	—	(1,173,934)[1]
Total distributions to shareholders	—	(17,532,013)

Capital share transactions:
Proceeds from sale of shares
Investor Class	110,775,982	252,497,229
A-Class	7,071,377	11,391,416
C-Class	1,946,227	4,208,213
H-Class	59,251,888	196,556,693
Distributions reinvested
Investor Class	—	12,859,362
A-Class	—	1,635,127
C-Class	—	1,345,612
H-Class	—	1,173,118
Cost of shares redeemed
Investor Class	(123,058,013)	(316,818,280)
A-Class	(10,477,550)	(26,026,263)
C-Class	(7,224,041)	(8,068,228)
H-Class	(53,194,316)	(198,299,311)
Net decrease from capital share transactions	(14,908,446)	(67,545,312)
Net increase (decrease) in net assets	17,247,432	(37,825,817)

Net assets:
Beginning of period	277,942,251	315,768,068
End of period	$295,189,683	$277,942,251

Capital share activity:
Shares sold
Investor Class	1,209,480	2,867,728
A-Class	82,681	141,639
C-Class	25,410	57,210
H-Class	739,079	2,581,532
Shares issued from reinvestment of distributions
Investor Class	—	149,667
A-Class	—	20,581
C-Class	—	18,870
H-Class	—	15,198
Shares redeemed
Investor Class	(1,332,505)	(3,595,001)
A-Class	(124,266)	(319,315)
C-Class	(94,636)	(109,190)
H-Class	(679,228)	(2,609,943)
Net decrease in shares	(173,985)	(781,024)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$87.17	$79.72	$68.30	$93.63	$68.47	$48.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.38)	(.62)	(.57)	(.75)	(.27)	(.51)
Net gain (loss) on investments (realized and unrealized)	10.89	12.77	11.99	(23.30)	28.59	20.01
Total from investment operations	10.51	12.15	11.42	(24.05)	28.32	19.50
Less distributions from:
Net realized gains	—	(4.70)	—	(1.28)	(3.16)	—
Total distributions	—	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$97.68	$87.17	$79.72	$68.30	$93.63	$68.47

Total Return	12.06%	15.34%	16.71%	(25.98%)	42.19%	39.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$223,941	$210,564	$238,614	$260,476	$498,068	$313,324
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.70%)	(0.76%)	(0.84%)	(0.34%)	(0.82%)
Total expenses	1.43%	1.37%	1.37%	1.32%	1.33%	1.36%
Portfolio turnover rate	48%	105%	207%	83%	107%	119%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$80.55	$74.16	$63.69	$87.63	$64.41	$46.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.76)	(.70)	(.91)	(.44)	(.62)
Net gain (loss) on investments (realized and unrealized)	10.05	11.85	11.17	(21.75)	26.82	18.85
Total from investment operations	9.60	11.09	10.47	(22.66)	26.38	18.23
Less distributions from:
Net realized gains	—	(4.70)	—	(1.28)	(3.16)	—
Total distributions	—	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$90.15	$80.55	$74.16	$63.69	$87.63	$64.41

Total Return[c]	11.92%	15.04%	16.42%	(26.17%)	41.83%	39.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,883	$27,370	$36,849	$48,672	$89,260	$51,270
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.93%)	(1.01%)	(1.09%)	(0.59%)	(1.07%)
Total expenses	1.68%	1.62%	1.61%	1.57%	1.58%	1.61%
Portfolio turnover rate	48%	105%	207%	83%	107%	119%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$72.14	$67.34	$58.27	$80.88	$60.10	$43.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(.68)	(1.25)	(1.11)	(1.40)	(.92)	(.99)
Net gain (loss) on investments (realized and unrealized)	8.97	10.75	10.18	(19.93)	24.86	17.68
Total from investment operations	8.29	9.50	9.07	(21.33)	23.94	16.69
Less distributions from:
Net realized gains	—	(4.70)	—	(1.28)	(3.16)	—
Total distributions	—	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$80.43	$72.14	$67.34	$58.27	$80.88	$60.10

Total Return[c]	11.49%	14.18%	15.55%	(26.72%)	40.75%	38.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,847	$20,104	$20,997	$26,185	$41,424	$27,170
Ratios to average net assets:
Net investment income (loss)	(1.81%)	(1.70%)	(1.76%)	(1.84%)	(1.34%)	(1.82%)
Total expenses	2.43%	2.37%	2.36%	2.33%	2.33%	2.36%
Portfolio turnover rate	48%	105%	207%	83%	107%	119%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$78.26	$72.16	$62.00	$85.38	$62.98	$45.27
Income (loss) from investment operations:
Net investment income (loss)[b]	(.44)	(.69)	(.70)	(.96)	(.61)	(.74)
Net gain (loss) on investments (realized and unrealized)	9.76	11.49	10.86	(21.14)	26.17	18.45
Total from investment operations	9.32	10.80	10.16	(22.10)	25.56	17.71
Less distributions from:
Net realized gains	—	(4.70)	—	(1.28)	(3.16)	—
Total distributions	—	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$87.58	$78.26	$72.16	$62.00	$85.38	$62.98

Total Return	11.91%	15.04%	16.39%	(26.22%)	41.49%	39.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,518	$19,905	$19,308	$27,346	$63,196	$37,978
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.87%)	(1.04%)	(1.17%)	(0.84%)	(1.32%)
Total expenses	1.68%	1.62%	1.61%	1.65%	1.83%	1.86%
Portfolio turnover rate	48%	105%	207%	83%	107%	119%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.3%
Coca-Cola Co.	5.2%
PepsiCo, Inc.	4.6%
Philip Morris International, Inc.	4.2%
Altria Group, Inc.	4.0%
Kraft Heinz Co.	3.0%
Mondelez International, Inc. — Class A	2.9%
Colgate-Palmolive Co.	2.8%
Estee Lauder Companies, Inc. — Class A	2.8%
Constellation Brands, Inc. — Class A	2.4%
Top Ten Total	37.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	0.67%	1.34%	7.82%	10.16%
A-Class Shares	0.55%	1.10%	7.56%	9.89%
A-Class Shares with sales charge‡	(4.23%)	(3.70%)	6.51%	9.35%
C-Class Shares	0.16%	0.33%	6.75%	9.07%
C-Class Shares with CDSC§	(0.84%)	(0.58%)	6.75%	9.07%
H-Class Shares**	0.54%	1.07%	7.45%	9.70%
S&P 500 Consumer Staples Index	4.07%	2.93%	9.20%	10.03%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Food - 39.3%
Kraft Heinz Co.	86,404	$4,761,724
Mondelez International, Inc. — Class A	108,552	4,663,394
Sysco Corp.	50,326	3,686,380
General Mills, Inc.	68,933	2,958,604
Kroger Co.	100,331	2,920,635
Kellogg Co.	41,431	2,900,999
Tyson Foods, Inc. — Class A	47,674	2,838,033
Hershey Co.	26,995	2,753,490
Hormel Foods Corp.	69,725	2,747,165
McCormick & Company, Inc.	19,064	2,511,682
Conagra Brands, Inc.	61,881	2,102,098
JM Smucker Co.	19,344	1,984,888
Lamb Weston Holdings, Inc.	28,690	1,910,754
Campbell Soup Co.[1]	51,739	1,895,200
Pinnacle Foods, Inc.	25,420	1,647,470
Ingredion, Inc.	15,605	1,637,901
US Foods Holding Corp.*	49,940	1,539,151
Post Holdings, Inc.*,1	15,560	1,525,502
Pilgrim’s Pride Corp.*	68,779	1,244,212
Lancaster Colony Corp.	8,101	1,208,750
Flowers Foods, Inc.	63,602	1,186,813
Performance Food Group Co.*	33,949	1,130,502
Sprouts Farmers Market, Inc.*	41,001	1,123,837
Darling Ingredients, Inc.*	55,828	1,078,597
Hain Celestial Group, Inc.*	38,245	1,037,204
J&J Snack Foods Corp.	6,746	1,017,904
TreeHouse Foods, Inc.*	19,872	950,875
Sanderson Farms, Inc.	9,104	941,081
Cal-Maine Foods, Inc.	18,921	913,884
B&G Foods, Inc.[1]	28,046	769,863
Calavo Growers, Inc.[1]	7,760	749,616
United Natural Foods, Inc.*	23,790	712,511
Hostess Brands, Inc.*	63,220	699,845
SUPERVALU, Inc.*	20,762	668,952
Total Food		62,419,516

Beverages - 25.1%
Coca-Cola Co.	179,473	8,289,858
PepsiCo, Inc.	65,952	7,373,434
Constellation Brands, Inc. — Class A	17,602	3,795,343
Keurig Dr Pepper, Inc.	145,096	3,361,874
Monster Beverage Corp.*	56,540	3,295,151
Brown-Forman Corp. — Class B	58,917	2,978,254
Molson Coors Brewing Co. — Class B	34,108	2,097,642
Anheuser-Busch InBev S.A. ADR[1]	22,768	1,993,794
Coca-Cola European Partners plc	33,784	1,536,158
National Beverage Corp.*	12,164	1,418,566
Fomento Economico Mexicano SAB de CV ADR	13,233	1,309,670
Diageo plc ADR	9,170	1,299,114
Boston Beer Company, Inc. — Class A*	3,949	1,135,338
Total Beverages		39,884,196

Cosmetics & Personal Care - 13.5%
Procter & Gamble Co.	101,756	8,469,152
Colgate-Palmolive Co.	67,109	4,492,948
Estee Lauder Companies, Inc. — Class A	30,191	4,387,356
Coty, Inc. — Class A	145,366	1,825,797
Unilever N.V. — Class Y	24,876	1,381,862
Edgewell Personal Care Co.*,1	20,098	929,130
Total Cosmetics & Personal Care		21,486,245

Agriculture - 12.3%
Philip Morris International, Inc.	81,848	6,673,886
Altria Group, Inc.	104,193	6,283,880
Archer-Daniels-Midland Co.	62,660	3,149,918
Bunge Ltd.	27,553	1,893,166
British American Tobacco plc ADR	33,927	1,582,016
Total Agriculture		19,582,866

Household Products & Housewares - 5.5%
Kimberly-Clark Corp.	32,762	3,723,074
Clorox Co.	17,440	2,623,150
Church & Dwight Company, Inc.	38,569	2,289,842
Total Household Products & Housewares		8,636,066

Retail - 1.6%
Casey’s General Stores, Inc.	10,153	1,310,854
Nu Skin Enterprises, Inc. — Class A	15,588	1,284,763
Total Retail		2,595,617

Pharmaceuticals - 1.1%
Herbalife Nutrition Ltd.*,1	31,960	1,743,418

Holding Companies-Diversified - 0.7%
Spectrum Brands Holdings, Inc.	15,237	1,138,509

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	18,545	1,087,664

Total Common Stocks
(Cost $102,815,212)		158,574,097

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$284,406	284,406
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	140,523	140,523
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	93,682	93,682
Total Repurchase Agreements
(Cost $518,611)		518,611

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	4,320,229	$4,320,229
Total Securities Lending Collateral
(Cost $4,320,229)		4,320,229

Total Investments - 102.8%
(Cost $107,654,052)		$163,412,937
Other Assets & Liabilities, net - (2.8)%		(4,479,917)
Total Net Assets - 100.0%		$158,933,020

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$158,574,097	$—	$—	$158,574,097
Repurchase Agreements	—	518,611	—	518,611
Securities Lending Collateral	4,320,229	—	—	4,320,229
Total Assets	$162,894,326	$518,611	$—	$163,412,937

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $4,195,192 of securities loaned (cost $107,135,441)	$162,894,326
Repurchase agreements, at value (cost $518,611)	518,611
Receivables:
Securities sold	782,986
Dividends	381,513
Fund shares sold	230,290
Foreign tax reclaims	16,717
Securities lending income	2,614
Interest	97
Total assets	164,827,154

Liabilities:
Payable for:
Return of securities loaned	4,320,229
Fund shares redeemed	1,345,155
Management fees	102,665
Transfer agent and administrative fees	30,195
Distribution and service fees	18,904
Portfolio accounting fees	12,078
Trustees’ fees*	154
Miscellaneous	64,754
Total liabilities	5,894,134
Commitments and contingent liabilities (Note 10)	—
Net assets	$158,933,020

Net assets consist of:
Paid in capital	$97,330,514
Total distributable earnings (loss)	61,602,506
Net assets	$158,933,020

Investor Class:
Net assets	$116,253,879
Capital shares outstanding	1,890,553
Net asset value per share	$61.49

A-Class:
Net assets	$15,600,562
Capital shares outstanding	276,665
Net asset value per share	$56.39
Maximum offering price per share (Net asset value divided by 95.25%)	$59.20

C-Class:
Net assets	$18,583,074
Capital shares outstanding	382,491
Net asset value per share	$48.58

H-Class:
Net assets	$8,495,505
Capital shares outstanding	156,421
Net asset value per share	$54.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$2,856,462
Interest	4,831
Income from securities lending, net	21,382
Total investment income	2,882,675

Expenses:
Management fees	736,637
Distribution and service fees:
A-Class	22,934
C-Class	104,514
H-Class	12,773
Transfer agent and administrative fees	216,657
Registration fees	92,810
Portfolio accounting fees	86,662
Trustees’ fees*	31,515
Custodian fees	11,788
Line of credit fees	134
Miscellaneous	66,216
Total expenses	1,382,640
Net investment income	1,500,035

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,556,086
Net realized gain	9,556,086
Net change in unrealized appreciation (depreciation) on:
Investments	(10,956,444)
Net change in unrealized appreciation (depreciation)	(10,956,444)
Net realized and unrealized loss	(1,400,358)
Net increase in net assets resulting from operations	$99,677

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,500,035	$1,927,467
Net realized gain on investments	9,556,086	23,239,112
Net change in unrealized appreciation (depreciation) on investments	(10,956,444)	(24,998,417)
Net increase in net assets resulting from operations	99,677	168,162

Distributions to shareholders:
Investor Class	—	(13,163,259)[1]
A-Class	—	(2,601,402)[1]
C-Class	—	(2,363,157)[1]
H-Class	—	(1,428,783)[1]
Total distributions to shareholders	—	(19,565,601)

Capital share transactions:
Proceeds from sale of shares
Investor Class	44,490,795	130,537,623
A-Class	3,349,466	7,333,176
C-Class	1,583,567	5,298,993
H-Class	33,730,858	107,726,917
Distributions reinvested
Investor Class	—	12,909,400
A-Class	—	2,223,126
C-Class	—	2,167,127
H-Class	—	1,013,286
Cost of shares redeemed
Investor Class	(81,224,748)	(185,748,371)
A-Class	(13,084,178)	(21,646,825)
C-Class	(6,493,615)	(9,756,998)
H-Class	(36,254,114)	(131,645,730)
Net decrease from capital share transactions	(53,901,969)	(79,588,276)
Net decrease in net assets	(53,802,292)	(98,985,715)

Net assets:
Beginning of period	212,735,312	311,721,027
End of period	$158,933,020	$212,735,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	734,833	1,992,523
A-Class	59,793	121,085
C-Class	32,997	101,400
H-Class	655,814	1,885,456
Shares issued from reinvestment of distributions
Investor Class	—	202,469
A-Class	—	37,950
C-Class	—	42,677
H-Class	—	17,957
Shares redeemed
Investor Class	(1,344,525)	(2,838,395)
A-Class	(241,376)	(358,706)
C-Class	(135,672)	(184,447)
H-Class	(699,110)	(2,301,905)
Net decrease in shares	(937,246)	(1,281,936)

[1]	For the year ended March 29, 2018, the amount of distributions to shareholders from net investment income and net realized gains were as follows (see Note 9):

Net investment income
Investor Class	$(1,117,982)
A-Class	(221,707)
C-Class	(200,708)
H-Class	(121,349)

Net realized gains
Investor Class	$(12,045,277)
A-Class	(2,388,695)
C-Class	(2,162,449)
H-Class	(1,307,434)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$61.08	$66.06	$62.84	$58.55	$52.08	$47.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.56	.51	.61	.71	.46
Net gain (loss) on investments (realized and unrealized)	(.17)	(.37)	3.58	4.92	6.44	5.81
Total from investment operations	.41	.19	4.09	5.53	7.15	6.27
Less distributions from:
Net investment income	—	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	—	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	—	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$61.49	$61.08	$66.06	$62.84	$58.55	$52.08

Total Return	0.67%	(0.04%)	6.62%	9.65%	13.77%	13.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,254	$152,717	$207,683	$276,578	$222,954	$102,231
Ratios to average net assets:
Net investment income (loss)	1.91%	0.86%	0.79%	1.03%	1.27%	0.91%
Total expenses	1.43%	1.38%	1.36%	1.34%	1.34%	1.37%
Portfolio turnover rate	32%	80%	75%	104%	87%	112%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$56.08	$61.21	$58.43	$54.66	$48.79	$45.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.36	.33	.45	.48	.33
Net gain (loss) on investments (realized and unrealized)	(.12)	(.32)	3.32	4.56	6.07	5.44
Total from investment operations	.31	.04	3.65	5.01	6.55	5.77
Less distributions from:
Net investment income	—	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	—	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	—	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$56.39	$56.08	$61.21	$58.43	$54.66	$48.79

Total Return[c]	0.55%	(0.28%)	6.35%	9.38%	13.47%	12.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,601	$25,698	$40,272	$53,560	$32,762	$25,538
Ratios to average net assets:
Net investment income (loss)	1.53%	0.60%	0.56%	0.82%	0.92%	0.70%
Total expenses	1.68%	1.63%	1.62%	1.60%	1.60%	1.62%
Portfolio turnover rate	32%	80%	75%	104%	87%	112%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$48.50	$54.00	$52.04	$49.18	$44.29	$41.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	(.07)	(.10)	.03	.09	(.01)
Net gain (loss) on investments (realized and unrealized)	(.14)	(.26)	2.93	4.07	5.48	4.96
Total from investment operations	.08	(.33)	2.83	4.10	5.57	4.95
Less distributions from:
Net investment income	—	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	—	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	—	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$48.58	$48.50	$54.00	$52.04	$49.18	$44.29

Total Return[c]	0.16%	(1.02%)	5.55%	8.57%	12.62%	12.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,583	$23,531	$28,380	$23,799	$17,717	$14,125
Ratios to average net assets:
Net investment income (loss)	0.94%	(0.13%)	(0.20%)	0.05%	0.20%	(0.02%)
Total expenses	2.43%	2.38%	2.36%	2.35%	2.35%	2.37%
Portfolio turnover rate	32%	80%	75%	104%	87%	112%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$54.02	$59.15	$56.50	$52.94	$47.39	$43.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.38	.31	.39	.37	.24
Net gain (loss) on investments (realized and unrealized)	(.13)	(.34)	3.21	4.41	5.86	5.26
Total from investment operations	.29	.04	3.52	4.80	6.23	5.50
Less distributions from:
Net investment income	—	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	—	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	—	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$54.31	$54.02	$59.15	$56.50	$52.94	$47.39

Total Return	0.54%	(0.32%)	6.35%	9.29%	13.19%	12.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,496	$10,788	$35,387	$65,702	$49,751	$27,162
Ratios to average net assets:
Net investment income (loss)	1.58%	0.65%	0.54%	0.72%	0.74%	0.51%
Total expenses	1.68%	1.63%	1.61%	1.66%	1.85%	1.87%
Portfolio turnover rate	32%	80%	75%	104%	87%	112%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights prior to that date reflect the performance of the former Advisor Class.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.1%
NVIDIA Corp.	7.4%
QUALCOMM, Inc.	5.5%
Broadcom, Inc.	5.5%
Texas Instruments, Inc.	5.5%
Micron Technology, Inc.	3.8%
Applied Materials, Inc.	3.3%
Analog Devices, Inc.	3.1%
Advanced Micro Devices, Inc.	3.0%
NXP Semiconductor N.V.	2.6%
Top Ten Total	47.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(0.75%)	9.83%	18.51%	12.28%
A-Class Shares	(0.88%)	9.56%	18.22%	12.00%
A-Class Shares with sales charge‡	(5.58%)	4.35%	17.07%	11.46%
C-Class Shares	(1.24%)	8.75%	17.33%	11.18%
C-Class Shares with CDSC§	(2.23%)	7.75%	17.33%	11.18%
H-Class Shares**	(0.87%)	9.55%	18.09%	11.82%
S&P 500 Information Technology Index	16.52%	31.49%	22.40%	17.10%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Semiconductors - 93.4%
Intel Corp.	39,681	$1,876,514
NVIDIA Corp.	6,114	1,718,156
QUALCOMM, Inc.	17,880	1,287,896
Broadcom, Inc.	5,217	1,287,190
Texas Instruments, Inc.	11,861	1,272,567
Micron Technology, Inc.*	19,708	891,393
Applied Materials, Inc.	19,963	771,570
Analog Devices, Inc.	7,824	723,407
Advanced Micro Devices, Inc.*	22,410	692,245
NXP Semiconductor N.V.	7,197	615,343
Lam Research Corp.	4,025	610,593
Xilinx, Inc.	7,140	572,414
Microchip Technology, Inc.[1]	6,652	524,909
KLA-Tencor Corp.	4,969	505,397
Skyworks Solutions, Inc.	5,518	500,538
Maxim Integrated Products, Inc.	8,635	486,928
Marvell Technology Group Ltd.	23,703	457,468
Taiwan Semiconductor Manufacturing Company Ltd. ADR	9,924	438,244
Qorvo, Inc.*	5,038	387,372
ASML Holding N.V. — Class G	1,892	355,734
ON Semiconductor Corp.*	18,653	343,775
Teradyne, Inc.	8,919	329,825
Integrated Device Technology, Inc.*	6,668	313,463
Monolithic Power Systems, Inc.	2,252	282,694
Cypress Semiconductor Corp.	18,865	273,354
Mellanox Technologies Ltd.*	3,650	268,092
MKS Instruments, Inc.	3,262	261,449
STMicroelectronics N.V. — Class Y1	14,170	259,878
Entegris, Inc.	8,830	255,628
Silicon Laboratories, Inc.*	2,698	247,676
Himax Technologies, Inc. ADR	41,400	243,432
Cree, Inc.*	6,301	238,619
Semtech Corp.*	4,259	236,800
Cabot Microelectronics Corp.	1,988	205,102
Brooks Automation, Inc.	5,791	202,859
Cirrus Logic, Inc.*	4,966	191,688
Advanced Energy Industries, Inc.*	3,494	180,465
Power Integrations, Inc.	2,639	166,785
Amkor Technology, Inc.*	22,330	165,019
Inphi Corp.*	4,300	163,314
Synaptics, Inc.*	3,476	158,575
MACOM Technology Solutions Holdings, Inc.*,1	6,762	139,297
Rambus, Inc.*	12,374	135,000
FormFactor, Inc.*	9,615	132,206
Xperi Corp.	7,213	107,113
SMART Global Holdings, Inc.*	3,460	99,440
Ultra Clean Holdings, Inc.*	7,040	88,352
Veeco Instruments, Inc.*	8,375	85,844
Total Semiconductors		21,751,622

Energy-Alternate Sources - 2.4%
First Solar, Inc.*	5,860	283,741
SolarEdge Technologies, Inc.*	6,930	260,914
Total Energy-Alternate Sources		544,655

Electrical Components & Equipment - 1.8%
Universal Display Corp.[1]	2,530	298,287
SunPower Corp. — Class A*,1	16,944	123,691
Total Electrical Components & Equipment		421,978

Chemicals - 1.1%
Versum Materials, Inc.	6,978	251,278

Miscellaneous Manufacturing - 0.6%
Ambarella, Inc.*,1	3,672	142,033

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*,1	4,480	91,482

Total Common Stocks
(Cost $17,398,042)		23,203,048

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$41,294	41,294
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	20,403	20,403
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	13,602	13,602
Total Repurchase Agreements
(Cost $75,299)		75,299

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,190,557	1,190,557
Total Securities Lending Collateral
(Cost $1,190,557)		1,190,557

Total Investments - 105.1%
(Cost $18,663,898)		$24,468,904
Other Assets & Liabilities, net - (5.1)%		(1,186,213)
Total Net Assets - 100.0%		$23,282,691

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,203,048	$—	$—	$23,203,048
Repurchase Agreements	—	75,299	—	75,299
Securities Lending Collateral	1,190,557	—	—	1,190,557
Total Assets	$24,393,605	$75,299	$—	$24,468,904

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,167,053 of securities loaned (cost $18,588,599)	$24,393,605
Repurchase agreements, at value (cost $75,299)	75,299
Cash	1
Prepaid expenses	4,117
Receivables:
Fund shares sold	28,671
Dividends	4,374
Securities lending income	1,419
Interest	14
Total assets	24,507,500

Liabilities:
Payable for:
Return of securities loaned	1,190,557
Management fees	15,682
Fund shares redeemed	9,843
Transfer agent and administrative fees	4,612
Distribution and service fees	2,243
Portfolio accounting fees	1,845
Trustees’ fees*	27
Total liabilities	1,224,809
Commitments and contingent liabilities (Note 10)	—
Net assets	$23,282,691

Net assets consist of:
Paid in capital	$19,823,079
Total distributable earnings (loss)	3,459,612
Net assets	$23,282,691

Investor Class:
Net assets	$16,557,019
Capital shares outstanding	121,791
Net asset value per share	$135.95

A-Class:
Net assets	$3,870,384
Capital shares outstanding	30,509
Net asset value per share	$126.86
Maximum offering price per share (Net asset value divided by 95.25%)	$133.19

C-Class:
Net assets	$1,618,524
Capital shares outstanding	14,157
Net asset value per share	$114.33

H-Class:
Net assets	$1,236,764
Capital shares outstanding	10,012
Net asset value per share	$123.53

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $285)	$195,640
Interest	1,320
Income from securities lending, net	28,610
Total investment income	225,570

Expenses:
Management fees	130,772
Distribution and service fees:
A-Class	4,515
C-Class	11,497
H-Class	5,790
Transfer agent and administrative fees	38,462
Registration fees	25,095
Portfolio accounting fees	15,385
Trustees’ fees*	7,691
Custodian fees	2,116
Line of credit fees	73
Miscellaneous	237
Total expenses	241,633
Net investment loss	(16,063)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	610,300
Net realized gain	610,300
Net change in unrealized appreciation (depreciation) on:
Investments	(3,272,783)
Net change in unrealized appreciation (depreciation)	(3,272,783)
Net realized and unrealized loss	(2,662,483)
Net decrease in net assets resulting from operations	$(2,678,546)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(16,063)	$(130,478)
Net realized gain on investments	610,300	11,984,175
Net change in unrealized appreciation (depreciation) on investments	(3,272,783)	(4,918,334)
Net increase (decrease) in net assets resulting from operations	(2,678,546)	6,935,363

Distributions to shareholders:
Investor Class	—	(14,748)[1]
A-Class	—	(1,491)[1]
C-Class	—	(1,386)[1]
H-Class	—	(10,207)[1]
Total distributions to shareholders	—	(27,832)

Capital share transactions:
Proceeds from sale of shares
Investor Class	28,249,910	184,416,460
A-Class	3,618,219	6,316,212
C-Class	930,962	3,267,135
H-Class	72,988,883	171,726,691
Distributions reinvested
Investor Class	—	14,589
A-Class	—	1,463
C-Class	—	1,378
H-Class	—	10,039
Cost of shares redeemed
Investor Class	(65,256,630)	(185,511,161)
A-Class	(2,716,754)	(8,222,219)
C-Class	(2,160,613)	(3,438,543)
H-Class	(101,283,453)	(165,718,844)
Net increase (decrease) from capital share transactions	(65,629,476)	2,863,200
Net increase (decrease) in net assets	(68,308,022)	9,770,731

Net assets:
Beginning of period	91,590,713	81,819,982
End of period	$23,282,691	$91,590,713

Capital share activity:
Shares sold
Investor Class	201,902	1,459,517
A-Class	27,074	55,677
C-Class	7,942	30,672
H-Class	588,603	1,625,380
Shares issued from reinvestment of distributions
Investor Class	—	113
A-Class	—	12
C-Class	—	13
H-Class	—	85
Shares redeemed
Investor Class	(478,018)	(1,531,925)
A-Class	(20,962)	(74,078)
C-Class	(18,445)	(33,242)
H-Class	(828,215)	(1,606,411)
Net decrease in shares	(520,119)	(74,187)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$136.98	$110.00	$81.23	$83.54	$69.82	$52.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.11)	.15	.02	.29	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.08)	27.15	28.62	(2.20)	13.43	17.79
Total from investment operations	(1.03)	27.04	28.77	(2.18)	13.72	17.75
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—	(.04)
Total distributions	—	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$135.95	$136.98	$110.00	$81.23	$83.54	$69.82

Total Return	(0.75%)	24.59%	35.41%	(2.61%)	19.65%	34.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,557	$54,505	$51,722	$8,217	$18,144	$9,655
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.08%)	0.16%	0.02%	0.38%	(0.07%)
Total expenses	1.43%	1.38%	1.38%	1.34%	1.35%	1.37%
Portfolio turnover rate	263%	457%	643%	769%	562%	1,436%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$127.98	$103.03	$76.25	$78.62	$65.87	$49.29
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.33)	(.18)	(.20)	(.17)	(.33)
Net gain (loss) on investments (realized and unrealized)	(1.08)	25.34	26.96	(2.04)	12.92	16.95
Total from investment operations	(1.12)	25.01	26.78	(2.24)	12.75	16.62
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—	(.04)
Total distributions	—	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$126.86	$127.98	$103.03	$76.25	$78.62	$65.87

Total Return[c]	(0.88%)	24.29%	35.11%	(2.84%)	19.36%	33.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,870	$3,122	$4,408	$1,762	$1,680	$5,329
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.29%)	(0.19%)	(0.26%)	(0.24%)	(0.59%)
Total expenses	1.69%	1.63%	1.63%	1.60%	1.61%	1.62%
Portfolio turnover rate	263%	457%	643%	769%	562%	1,436%

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$115.77	$93.90	$70.02	$72.76	$61.40	$46.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.50)	(1.14)	(.69)	(.63)	(.35)	(.54)
Net gain (loss) on investments (realized and unrealized)	(.94)	23.07	24.57	(1.98)	11.71	15.66
Total from investment operations	(1.44)	21.93	23.88	(2.61)	11.36	15.12
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—	(.04)
Total distributions	—	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$114.33	$115.77	$93.90	$70.02	$72.76	$61.40

Total Return[c]	(1.24%)	23.36%	34.09%	(3.58%)	18.50%	32.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,619	$2,855	$2,556	$719	$1,280	$1,043
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.07%)	(0.85%)	(0.91%)	(0.55%)	(1.03%)
Total expenses	2.43%	2.38%	2.38%	2.35%	2.35%	2.37%
Portfolio turnover rate	263%	457%	643%	769%	562%	1,436%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$124.62	$100.33	$74.32	$76.66	$64.40	$48.33
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.41)	(.08)	(.30)	.06	(.17)
Net gain (loss) on investments (realized and unrealized)	(.76)	24.76	26.09	(1.91)	12.20	16.28
Total from investment operations	(1.09)	24.35	26.01	(2.21)	12.26	16.11
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—	(.04)
Total distributions	—	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$123.53	$124.62	$100.33	$74.32	$76.66	$64.40

Total Return	(0.87%)	24.29%	34.98%	(2.88%)	19.04%	33.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,237	$31,109	$23,134	$11,257	$6,285	$3,577
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.36%)	(0.09%)	(0.40%)	0.09%	(0.29%)
Total expenses	1.67%	1.63%	1.63%	1.74%	1.85%	1.87%
Portfolio turnover rate	263%	457%	643%	769%	562%	1,436%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.0%
Chevron Corp.	4.9%
ConocoPhillips	3.1%
Schlumberger Ltd.	2.9%
EOG Resources, Inc.	2.8%
Occidental Petroleum Corp.	2.6%
Phillips 66	2.4%
Valero Energy Corp.	2.3%
Kinder Morgan, Inc.	2.0%
Baker Hughes a GE Co.	1.9%
Top Ten Total	30.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	14.26%	15.41%	(4.39%)	0.26%
A-Class Shares	14.12%	15.15%	(4.60%)	0.02%
A-Class Shares with sales charge‡	8.70%	9.68%	(5.52%)	(0.47%)
C-Class Shares	13.68%	14.26%	(5.34%)	(0.74%)
C-Class Shares with CDSC§	12.68%	13.26%	(5.34%)	(0.74%)
H-Class Shares**	14.10%	15.09%	(4.73%)	(0.16%)
S&P 500 Energy Index	14.18%	13.94%	1.32%	3.93%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Oil & Gas - 73.6%
Exxon Mobil Corp.	24,840	$2,111,897
Chevron Corp.	14,000	1,711,920
ConocoPhillips	13,866	1,073,228
EOG Resources, Inc.	7,744	987,902
Occidental Petroleum Corp.	10,959	900,501
Phillips 66	7,350	828,492
Valero Energy Corp.	7,099	807,511
Marathon Petroleum Corp.	8,502	679,905
Anadarko Petroleum Corp.	10,031	676,190
Concho Resources, Inc.*	4,172	637,273
Pioneer Natural Resources Co.	3,540	616,633
Continental Resources, Inc.*	8,576	585,569
Andeavor	3,603	553,061
Petroleo Brasileiro S.A. ADR	43,095	520,157
Hess Corp.	7,259	519,599
Marathon Oil Corp.	22,008	512,346
BP plc ADR	10,921	503,458
Devon Energy Corp.	12,464	497,812
Apache Corp.	10,044	478,797
Noble Energy, Inc.	14,087	439,374
HollyFrontier Corp.	5,932	414,647
Diamondback Energy, Inc.[1]	3,064	414,222
Royal Dutch Shell plc — Class A ADR	5,900	402,026
Equities Corp.	8,163	361,050
Suncor Energy, Inc.	9,028	349,293
Cabot Oil & Gas Corp. — Class A	15,323	345,074
Parsley Energy, Inc. — Class A*	11,622	339,944
WPX Energy, Inc.*	16,705	336,105
Encana Corp.	25,390	332,863
Energen Corp.*	3,815	328,739
Cimarex Energy Co.	3,535	328,543
Canadian Natural Resources Ltd.	9,778	319,349
Helmerich & Payne, Inc.	4,455	306,370
PBF Energy, Inc. — Class A	5,837	291,325
Transocean Ltd.*,1	20,697	288,723
Centennial Resource Development, Inc. — Class A*	12,807	279,833
Murphy Oil Corp.	8,145	271,554
Newfield Exploration Co.*	9,066	261,373
Whiting Petroleum Corp.*	4,757	252,311
Oasis Petroleum, Inc.*	17,385	246,519
Antero Resources Corp.*	13,717	242,928
Matador Resources Co.*	6,625	218,956
Range Resources Corp.	12,682	215,467
SM Energy Co.	6,765	213,300
Patterson-UTI Energy, Inc.	12,279	210,094
Delek US Holdings, Inc.	4,905	208,119
PDC Energy, Inc.*	4,112	201,324
CNX Resources Corp.*	13,311	190,480
Diamond Offshore Drilling, Inc.*,1	9,493	189,860
California Resources Corp.*	3,842	186,452
QEP Resources, Inc.*	16,327	184,822
Callon Petroleum Co.*	15,382	184,430
Southwestern Energy Co.*	34,936	178,523
Rowan Companies plc — Class A*	9,477	178,452
Carrizo Oil & Gas, Inc.*	6,589	166,043
SRC Energy, Inc.*	18,383	163,425
Extraction Oil & Gas, Inc.*	14,172	160,002
Nabors Industries Ltd.	25,688	158,238
Laredo Petroleum, Inc.*	17,884	146,112
Gulfport Energy Corp.*	13,356	139,036
Total Oil & Gas		25,847,551

Oil & Gas Services - 13.1%
Schlumberger Ltd.	16,624	1,012,734
Baker Hughes a GE Co.	20,210	683,704
Halliburton Co.	16,287	660,112
National Oilwell Varco, Inc.	10,644	458,544
TechnipFMC plc	10,942	341,937
Core Laboratories N.V.[1]	2,396	277,529
RPC, Inc.[1]	13,281	205,590
McDermott International, Inc.*	10,717	197,514
Oceaneering International, Inc.*	6,718	185,417
Dril-Quip, Inc.*	3,108	162,393
Superior Energy Services, Inc.*	14,272	139,009
US Silica Holdings, Inc.[1]	7,142	134,484
ProPetro Holding Corp.*	8,027	132,365
Total Oil & Gas Services		4,591,332

Pipelines - 10.9%
Kinder Morgan, Inc.	39,374	698,101
Williams Companies, Inc.	23,132	628,959
ONEOK, Inc.	8,655	586,722
Cheniere Energy, Inc.*	6,694	465,166
Targa Resources Corp.	7,135	401,772
Enbridge, Inc.	10,045	324,353
TransCanada Corp.	6,515	263,597
SemGroup Corp. — Class A	10,741	236,839
Plains GP Holdings, LP — Class A*	9,133	224,033
Total Pipelines		3,829,542

Metal Fabricate & Hardware - 0.8%
Tenaris S.A. ADR	8,369	280,529

Coal - 0.6%
Peabody Energy Corp.	6,134	218,616

Energy-Alternate Sources - 0.2%
Green Plains, Inc.	3,466	59,615

Total Common Stocks
(Cost $28,502,277)		34,827,185

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
ENERGY FUND

	Face Amount	Values

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$87,770	$87,770
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	43,367	43,367
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	28,911	28,911
Total Repurchase Agreements
(Cost $160,048)		160,048

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	928,358	928,358
Total Securities Lending Collateral
(Cost $928,358)		928,358

Total Investments - 102.3%
(Cost $29,590,683)		$35,915,591
Other Assets & Liabilities, net - (2.3)%		(807,447)
Total Net Assets - 100.0%		$35,108,144

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$34,827,185	$—	$—	$34,827,185
Repurchase Agreements	—	160,048	—	160,048
Securities Lending Collateral	928,358	—	—	928,358
Total Assets	$35,755,543	$160,048	$—	$35,915,591

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $913,773 of securities loaned (cost $29,430,635)	$35,755,543
Repurchase agreements, at value (cost $160,048)	160,048
Cash	314
Receivables:
Fund shares sold	160,833
Dividends	26,027
Securities lending income	230
Interest	30
Total assets	36,103,025

Liabilities:
Payable for:
Return of securities loaned	928,358
Management fees	22,181
Fund shares redeemed	11,836
Transfer agent and administrative fees	6,524
Distribution and service fees	3,068
Portfolio accounting fees	2,609
Trustees’ fees*	35
Miscellaneous	20,270
Total liabilities	994,881
Commitments and contingent liabilities (Note 10)	—
Net assets	$35,108,144

Net assets consist of:
Paid in capital	$42,334,733
Total distributable earnings (loss)	(7,226,589)
Net assets	$35,108,144

Investor Class:
Net assets	$26,693,984
Capital shares outstanding	313,988
Net asset value per share	$85.02

A-Class:
Net assets	$4,169,574
Capital shares outstanding	52,487
Net asset value per share	$79.44
Maximum offering price per share (Net asset value divided by 95.25%)	$83.40

C-Class:
Net assets	$2,583,947
Capital shares outstanding	36,801
Net asset value per share	$70.21

H-Class:
Net assets	$1,660,639
Capital shares outstanding	21,558
Net asset value per share	$77.03

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $6,112)	$452,810
Interest	2,271
Income from securities lending, net	4,913
Total investment income	459,994

Expenses:
Management fees	190,862
Distribution and service fees:
A-Class	4,445
C-Class	17,661
H-Class	5,550
Transfer agent and administrative fees	56,136
Portfolio accounting fees	22,454
Registration fees	20,734
Trustees’ fees*	7,637
Custodian fees	3,045
Line of credit fees	17
Miscellaneous	21,645
Total expenses	350,186
Net investment income	109,808

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(502,137)
Net realized loss	(502,137)
Net change in unrealized appreciation (depreciation) on:
Investments	4,460,940
Net change in unrealized appreciation (depreciation)	4,460,940
Net realized and unrealized gain	3,958,803
Net increase in net assets resulting from operations	$4,068,611

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$109,808	$297,239
Net realized loss on investments	(502,137)	(4,684,879)
Net change in unrealized appreciation (depreciation) on investments	4,460,940	(2,857,203)
Net increase (decrease) in net assets resulting from operations	4,068,611	(7,244,843)

Distributions to shareholders:
Investor Class	—	(138,848)[1]
A-Class	—	(22,559)[1]
C-Class	—	(31,688)[1]
H-Class	—	(23,003)[1]
Total distributions to shareholders	—	(216,098)

Capital share transactions:
Proceeds from sale of shares
Investor Class	97,584,481	187,902,025
A-Class	3,332,902	3,839,484
C-Class	1,349,021	2,664,232
H-Class	60,149,186	204,852,584
Distributions reinvested
Investor Class	—	135,313
A-Class	—	21,869
C-Class	—	30,537
H-Class	—	23,003
Cost of shares redeemed
Investor Class	(110,657,626)	(170,656,375)
A-Class	(2,692,606)	(5,288,341)
C-Class	(2,938,228)	(2,983,150)
H-Class	(60,653,674)	(203,666,361)
Net increase (decrease) from capital share transactions	(14,526,544)	16,874,820
Net increase (decrease) in net assets	(10,457,933)	9,413,879

Net assets:
Beginning of period	45,566,077	36,152,198
End of period	$35,108,144	$45,566,077

Capital share activity:
Shares sold
Investor Class	1,169,870	2,496,999
A-Class	42,383	54,358
C-Class	19,507	42,714
H-Class	800,438	3,111,361
Shares issued from reinvestment of distributions
Investor Class	—	1,809
A-Class	—	312
C-Class	—	490
H-Class	—	339
Shares redeemed
Investor Class	(1,356,500)	(2,306,622)
A-Class	(34,590)	(77,407)
C-Class	(42,964)	(48,479)
H-Class	(800,806)	(3,125,440)
Net increase (decrease) in shares	(202,662)	150,434

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$74.41	$78.73	$66.61	$92.98	$118.79	$104.48
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.61	.40	1.12	.84	.60
Net gain (loss) on investments (realized and unrealized)	10.36	(4.37)	12.24	(26.37)	(26.21)	13.71
Total from investment operations	10.61	(3.76)	12.64	(25.25)	(25.37)	14.31
Less distributions from:
Net investment income	—	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	—	(.60)	—	—
Total distributions	—	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$85.02	$74.41	$78.73	$66.61	$92.98	$118.79

Total Return	14.26%	(4.78%)	18.99%	(27.30%)	(21.42%)	13.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,694	$37,253	$24,284	$22,216	$28,123	$35,546
Ratios to average net assets:
Net investment income (loss)	0.59%	0.82%	0.52%	1.38%	0.72%	0.55%
Total expenses	1.44%	1.37%	1.37%	1.35%	1.35%	1.37%
Portfolio turnover rate	285%	954%	996%	595%	463%	231%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$69.61	$73.86	$62.67	$87.76	$112.30	$99.06
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.54	.23	.76	.48	.32
Net gain (loss) on investments (realized and unrealized)	9.70	(4.23)	11.48	(24.73)	(24.58)	12.92
Total from investment operations	9.83	(3.69)	11.71	(23.97)	(24.10)	13.24
Less distributions from:
Net investment income	—	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	—	(.60)	—	—
Total distributions	—	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$79.44	$69.61	$73.86	$62.67	$87.76	$112.30

Total Return[c]	14.12%	(4.99%)	18.65%	(27.46%)	(21.49%)	13.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,170	$3,111	$4,980	$6,274	$4,671	$6,624
Ratios to average net assets:
Net investment income (loss)	0.34%	0.78%	0.31%	1.02%	0.43%	0.30%
Total expenses	1.69%	1.63%	1.62%	1.60%	1.60%	1.62%
Portfolio turnover rate	285%	954%	996%	595%	463%	231%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$61.76	$66.10	$56.55	$79.93	$103.21	$91.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.01)	(.29)	.08	(.20)	(.48)
Net gain (loss) on investments (realized and unrealized)	8.60	(3.77)	10.36	(22.34)	(22.64)	11.97
Total from investment operations	8.45	(3.78)	10.07	(22.26)	(22.84)	11.49
Less distributions from:
Net investment income	—	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	—	(.60)	—	—
Total distributions	—	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$70.21	$61.76	$66.10	$56.55	$79.93	$103.21

Total Return[c]	13.68%	(5.73%)	17.76%	(28.01%)	(22.18%)	12.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,584	$3,721	$4,331	$4,198	$6,754	$8,357
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.02%)	(0.45%)	0.15%	(0.20%)	(0.52%)
Total expenses	2.43%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	285%	954%	996%	595%	463%	231%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d,e]	Year Ended March 31, 2016[d,e]	Year Ended March 31, 2015[d,e]	Year Ended March 31, 2014[d,e]
Per Share Data
Net asset value, beginning of period	$67.51	$71.68	$60.90	$85.36	$109.61	$96.92
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.99	.02	.40	.28	(.08)
Net gain (loss) on investments (realized and unrealized)	9.31	(4.60)	11.28	(23.74)	(24.09)	12.77
Total from investment operations	9.52	(3.61)	11.30	(23.34)	(23.81)	12.69
Less distributions from:
Net investment income	—	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	—	(.60)	—	—
Total distributions	—	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$77.03	$67.51	$71.68	$60.90	$85.36	$109.61

Total Return	14.10%	(5.03%)	18.57%	(27.53%)	(21.76%)	13.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,661	$1,480	$2,556	$2,795	$6,452	$4,764
Ratios to average net assets:
Net investment income (loss)	0.55%	1.50%	0.03%	0.55%	0.27%	(0.09%)
Total expenses	1.69%	1.63%	1.63%	1.70%	1.85%	1.87%
Portfolio turnover rate	285%	954%	996%	595%	463%	231%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for the periods prior to that date reflect the performance of the former Advisor Class.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	13.3%
Baker Hughes a GE Co.	9.0%
Halliburton Co.	8.6%
National Oilwell Varco, Inc.	6.0%
Helmerich & Payne, Inc.	4.0%
Transocean Ltd.	3.8%
TechnipFMC plc	2.8%
Patterson-UTI Energy, Inc.	2.8%
RPC, Inc.	2.7%
Ensco plc — Class A	2.7%
Top Ten Total	55.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	6.19%	(2.00%)	(13.99%)	(5.50%)
A-Class Shares	6.08%	(2.24%)	(14.19%)	(5.73%)
A-Class Shares with sales charge‡	1.05%	(6.87%)	(15.02%)	(6.19%)
C-Class Shares	5.66%	(2.97%)	(14.85%)	(6.44%)
C-Class Shares with CDSC§	4.66%	(3.93%)	(14.85%)	(6.44%)
H-Class Shares**	6.15%	(2.19%)	(14.31%)	(5.91%)
S&P 500 Energy Index	14.18%	13.94%	1.32%	3.93%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Oil & Gas Services - 70.9%
Schlumberger Ltd.	40,037	$2,439,054
Baker Hughes a GE Co.	48,679	1,646,810
Halliburton Co.	39,237	1,590,276
National Oilwell Varco, Inc.	25,644	1,104,743
TechnipFMC plc	16,544	517,000
RPC, Inc.[1]	31,996	495,298
Apergy Corp.*	11,180	487,001
McDermott International, Inc.*	25,813	475,734
Oceaneering International, Inc.*	16,176	446,458
Liberty Oilfield Services, Inc. — Class A1	19,510	420,831
Core Laboratories N.V.	3,623	419,652
Dril-Quip, Inc.*	7,501	391,927
Oil States International, Inc.*	11,438	379,742
Archrock, Inc.	27,870	340,014
Superior Energy Services, Inc.*	34,367	334,734
US Silica Holdings, Inc.[1]	17,207	324,008
C&J Energy Services, Inc.*	15,388	320,070
ProPetro Holding Corp.*	19,352	319,114
Keane Group, Inc.*,1	25,418	314,421
Forum Energy Technologies, Inc.*	26,703	276,376
Total Oil & Gas Services		13,043,263

Oil & Gas - 23.5%
Helmerich & Payne, Inc.	10,739	738,521
Transocean Ltd.*,1	49,851	695,422
Patterson-UTI Energy, Inc.	29,584	506,182
Ensco plc — Class A1	58,530	493,993
Diamond Offshore Drilling, Inc.*,1	22,880	457,600
Rowan Companies plc — Class A*	22,820	429,701
Nabors Industries Ltd.	61,884	381,205
Unit Corp.*	12,000	312,720
Mammoth Energy Services, Inc.	10,610	308,751
Total Oil & Gas		4,324,095

Machinery-Diversified - 2.5%
Cactus, Inc. — Class A*	11,899	455,494

Metal Fabricate & Hardware - 2.3%
Tenaris S.A. ADR	12,638	423,626

Total Common Stocks
(Cost $16,385,675)		18,246,478

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JP Morgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$33,262	33,262
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	16,434	16,434
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	10,956	10,956
Total Repurchase Agreements
(Cost $60,652)		60,652

	Shares

SECURITIES LENDING COLLATERAL†,3 - 10.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	2,003,952	2,003,952
Total Securities Lending Collateral
(Cost $2,003,952)		2,003,952

Total Investments - 110.4%
(Cost $18,450,279)		$20,311,082
Other Assets & Liabilities, net - (10.4)%		(1,924,532)
Total Net Assets - 100.0%		$18,386,550

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,246,478	$—	$—	$18,246,478
Repurchase Agreements	—	60,652	—	60,652
Securities Lending Collateral	2,003,952	—	—	2,003,952
Total Assets	$20,250,430	$60,652	$—	$20,311,082

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,960,450 of securities loaned (cost $18,389,627)	$20,250,430
Repurchase agreements, at value (cost $60,652)	60,652
Receivables:
Fund shares sold	1,817,319
Dividends	16,657
Securities lending income	358
Interest	11
Total assets	22,145,427

Liabilities:
Payable for:
Return of securities loaned	2,003,952
Securities purchased	1,716,808
Fund shares redeemed	14,297
Management fees	9,455
Transfer agent and administrative fees	2,781
Distribution and service fees	1,925
Portfolio accounting fees	1,112
Trustees’ fees*	13
Miscellaneous	8,534
Total liabilities	3,758,877
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,386,550

Net assets consist of:
Paid in capital	$39,442,712
Total distributable loss	(21,056,162)
Net assets	$18,386,550

Investor Class:
Net assets	$14,576,059
Capital shares outstanding	544,636
Net asset value per share	$26.76

A-Class:
Net assets	$1,358,311
Capital shares outstanding	54,072
Net asset value per share	$25.12
Maximum offering price per share (Net asset value divided by 95.25%)	$26.37

C-Class:
Net assets	$1,329,694
Capital shares outstanding	59,353
Net asset value per share	$22.40

H-Class:
Net assets	$1,122,486
Capital shares outstanding	46,119
Net asset value per share	$24.34

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $526)	$154,541
Interest	868
Income from securities lending, net	10,159
Total investment income	165,568

Expenses:
Management fees	82,311
Distribution and service fees:
A-Class	1,272
C-Class	9,323
H-Class	8,421
Transfer agent and administrative fees	24,209
Portfolio accounting fees	9,684
Trustees’ fees*	3,537
Custodian fees	1,384
Tax expense	49
Line of credit fees	25
Miscellaneous	17,612
Total expenses	157,827
Net investment income	7,741

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,891,590)
Net realized loss	(1,891,590)
Net change in unrealized appreciation (depreciation) on:
Investments	536,435
Net change in unrealized appreciation (depreciation)	536,435
Net realized and unrealized loss	(1,355,155)
Net decrease in net assets resulting from operations	$(1,347,414)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,741	$291,274
Net realized loss on investments	(1,891,590)	(7,444,559)
Net change in unrealized appreciation (depreciation) on investments	536,435	(339,591)
Net decrease in net assets resulting from operations	(1,347,414)	(7,492,876)

Distributions to shareholders:
Investor Class	—	(77,500)[1]
A-Class	—	(8,803)[1]
C-Class	—	(25,585)[1]
H-Class	—	(15,779)[1]
Total distributions to shareholders	—	(127,667)

Capital share transactions:
Proceeds from sale of shares
Investor Class	38,791,788	101,522,125
A-Class	1,809,034	1,987,451
C-Class	1,198,077	1,564,834
H-Class	107,264,145	270,016,912
Distributions reinvested
Investor Class	—	75,443
A-Class	—	8,684
C-Class	—	25,188
H-Class	—	15,754
Cost of shares redeemed
Investor Class	(32,584,727)	(101,745,311)
A-Class	(1,302,303)	(2,210,733)
C-Class	(1,799,595)	(2,348,014)
H-Class	(120,223,640)	(255,214,248)
Net increase (decrease) from capital share transactions	(6,847,221)	13,698,085
Net increase (decrease) in net assets	(8,194,635)	6,077,542

Net assets:
Beginning of period	26,581,185	20,503,643
End of period	$18,386,550	$26,581,185

Capital share activity:
Shares sold
Investor Class	1,406,796	3,791,772
A-Class	70,369	75,541
C-Class	51,007	68,343
H-Class	4,301,035	11,304,517
Shares issued from reinvestment of distributions
Investor Class	—	2,824
A-Class	—	346
C-Class	—	1,118
H-Class	—	647
Shares redeemed
Investor Class	(1,186,780)	(3,834,651)
A-Class	(50,538)	(84,270)
C-Class	(78,241)	(101,591)
H-Class	(4,941,969)	(10,760,388)
Net increase (decrease) in shares	(428,321)	464,208

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.20	$32.24	$28.41	$39.36	$62.43	$54.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.59 [e]	.01	.29	.48	.02
Net gain (loss) on investments (realized and unrealized)	1.54	(7.38)	4.07	(10.90)	(23.55)	7.98
Total from investment operations	1.56	(6.79)	4.08	(10.61)	(23.07)	8.00
Less distributions from:
Net investment income	—	(.25)	(.25)	(.34)	—	—
Total distributions	—	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$26.76	$25.20	$32.24	$28.41	$39.36	$62.43

Total Return	6.19%	(21.11%)	14.38%	(27.05%)	(36.95%)	14.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,576	$8,181	$11,757	$9,521	$16,144	$33,244
Ratios to average net assets:
Net investment income (loss)	0.15%	2.19%[f]	0.03%	0.83%	0.86%	0.03%
Total expenses	1.43%	1.38%	1.38%	1.35%	1.36%	1.37%
Portfolio turnover rate	679%	1,824%	1,830%	1,241%	494%	350%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$23.68	$30.39	$26.86	$37.32	$59.34	$51.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.60 [e]	(.14)	.24	.25	(.13)
Net gain (loss) on investments (realized and unrealized)	1.45	(7.06)	3.92	(10.36)	(22.27)	7.61
Total from investment operations	1.44	(6.46)	3.78	(10.12)	(22.02)	7.48
Less distributions from:
Net investment income	—	(.25)	(.25)	(.34)	—	—
Total distributions	—	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$25.12	$23.68	$30.39	$26.86	$37.32	$59.34

Total Return[c]	6.08%	(21.31%)	14.09%	(27.22%)	(37.11%)	14.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,358	$811	$1,295	$2,849	$3,545	$7,557
Ratios to average net assets:
Net investment income (loss)	(0.04%)	2.37%[f]	(0.47%)	0.73%	0.47%	(0.23%)
Total expenses	1.69%	1.63%	1.62%	1.59%	1.60%	1.62%
Portfolio turnover rate	679%	1,824%	1,830%	1,241%	494%	350%

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$21.20	$27.44	$24.46	$34.28	$54.92	$48.37
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.38 [e]	(.33)	(.05)	(.12)	(.50)
Net gain (loss) on investments (realized and unrealized)	1.31	(6.37)	3.56	(9.43)	(20.52)	7.05
Total from investment operations	1.20	(5.99)	3.23	(9.48)	(20.64)	6.55
Less distributions from:
Net investment income	—	(.25)	(.25)	(.34)	—	—
Total distributions	—	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$22.40	$21.20	$27.44	$24.46	$34.28	$54.92

Total Return[c]	5.66%	(21.89%)	13.22%	(27.76%)	(37.58%)	13.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,330	$1,836	$3,258	$2,544	$3,889	$8,616
Ratios to average net assets:
Net investment income (loss)	(0.96%)	1.66%[f]	(1.23%)	(0.16%)	(0.24%)	(0.97%)
Total expenses	2.43%	2.38%	2.37%	2.35%	2.36%	2.37%
Portfolio turnover rate	679%	1,824%	1,830%	1,241%	494%	350%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$22.93	$29.47	$26.07	$36.29	$57.89	$50.72
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.19 [e]	(.08)	.05	.07	(.27)
Net gain (loss) on investments (realized and unrealized)	1.37	(6.48)	3.73	(9.93)	(21.67)	7.44
Total from investment operations	1.41	(6.29)	3.65	(9.88)	(21.60)	7.17
Less distributions from:
Net investment income	—	(.25)	(.25)	(.34)	—	—
Total distributions	—	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$24.34	$22.93	$29.47	$26.07	$36.29	$57.89

Total Return	6.15%	(21.40%)	14.02%	(27.31%)	(37.33%)	14.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,122	$15,754	$4,193	$1,700	$1,814	$4,933
Ratios to average net assets:
Net investment income (loss)	0.29%	0.76%[f]	(0.29%)	0.15%	0.13%	(0.50%)
Total expenses	1.68%	1.63%	1.62%	1.67%	1.86%	1.87%
Portfolio turnover rate	679%	1,824%	1,830%	1,241%	494%	350%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[e]

Net investment income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[f]	Net investment income to average net assets includes 1.99% for Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.0%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.2%
Wells Fargo & Co.	2.1%
Citigroup, Inc.	1.7%
American Express Co.	1.3%
U.S. Bancorp	1.2%
Goldman Sachs Group, Inc.	1.2%
BlackRock, Inc. — Class A	1.2%
Morgan Stanley	1.1%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	1.16%	4.99%	9.48%	6.18%
A-Class Shares	1.03%	4.72%	9.21%	5.92%
A-Class Shares with sales charge‡	(3.77%)	(0.25%)	8.15%	5.41%
C-Class Shares	0.66%	3.96%	8.41%	5.16%
C-Class Shares with CDSC§	(0.34%)	2.96%	8.41%	5.16%
H-Class Shares**	1.03%	4.74%	9.13%	5.73%
S&P 500 Financials Index	1.06%	8.73%	13.45%	7.43%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 98.9%

Banks - 30.2%
JPMorgan Chase & Co.	10,737	$1,211,563
Bank of America Corp.	36,093	1,063,300
Wells Fargo & Co.	19,044	1,000,953
Citigroup, Inc.	11,592	831,610
U.S. Bancorp	11,043	583,181
Goldman Sachs Group, Inc.	2,594	581,678
Morgan Stanley	11,846	551,668
PNC Financial Services Group, Inc.	3,614	492,191
Bank of New York Mellon Corp.	8,787	448,049
Capital One Financial Corp.	4,424	419,970
BB&T Corp.	7,854	381,233
State Street Corp.	4,140	346,849
SunTrust Banks, Inc.	5,179	345,905
M&T Bank Corp.	1,854	305,057
Northern Trust Corp.	2,929	299,139
KeyCorp	14,447	287,351
Regions Financial Corp.	15,259	280,003
Citizens Financial Group, Inc.	6,923	267,020
Fifth Third Bancorp	9,536	266,245
SVB Financial Group*	821	255,191
Huntington Bancshares, Inc.	16,829	251,089
First Republic Bank	2,585	248,160
Comerica, Inc.	2,724	245,705
Toronto-Dominion Bank	3,800	231,040
Popular, Inc.	4,393	225,141
ICICI Bank Ltd. ADR	26,457	224,620
HSBC Holdings plc ADR	5,078	223,381
Zions Bancorp North America	3,920	196,588
East West Bancorp, Inc.	3,061	184,793
Commerce Bancshares, Inc.	2,533	167,229
Cullen/Frost Bankers, Inc.	1,549	161,778
Signature Bank	1,380	158,479
CIT Group, Inc.	2,931	151,269
PacWest Bancorp	3,169	151,003
First Horizon National Corp.	8,524	147,124
Synovus Financial Corp.	3,172	145,246
Bank OZK	3,629	137,757
Wintrust Financial Corp.	1,600	135,904
IBERIABANK Corp.	1,657	134,797
Pinnacle Financial Partners, Inc.	2,234	134,375
Umpqua Holdings Corp.	6,436	133,869
Hancock Whitney Corp.	2,665	126,721
Texas Capital Bancshares, Inc.*	1,526	126,124
United Bankshares, Inc.	3,370	122,499
Home BancShares, Inc.	5,520	120,888
Total Banks		14,503,735

REITs - 27.1%
American Tower Corp. — Class A	3,539	514,217
Simon Property Group, Inc.	2,720	480,760
Crown Castle International Corp.	3,959	440,755
Prologis, Inc.	6,349	430,399
Public Storage	1,908	384,710
Equinix, Inc.	874	378,346
AvalonBay Communities, Inc.	1,800	326,070
Equity Residential	4,824	319,638
Welltower, Inc.	4,949	318,320
Weyerhaeuser Co.	9,854	317,989
Digital Realty Trust, Inc.	2,735	307,633
Boston Properties, Inc.	2,304	283,599
Ventas, Inc.	5,174	281,362
SBA Communications Corp.*	1,737	279,014
Realty Income Corp.	4,687	266,643
Essex Property Trust, Inc.	1,074	264,967
Host Hotels & Resorts, Inc.	12,270	258,897
Vornado Realty Trust	3,317	242,141
Alexandria Real Estate Equities, Inc.	1,892	237,995
Annaly Capital Management, Inc.	22,938	234,656
HCP, Inc.	8,752	230,353
Invitation Homes, Inc.	9,753	223,441
Mid-America Apartment Communities, Inc.	2,187	219,094
Regency Centers Corp.	3,344	216,256
UDR, Inc.	5,312	214,764
Extra Space Storage, Inc.	2,476	214,521
Duke Realty Corp.	7,332	208,009
Iron Mountain, Inc.	5,941	205,083
Federal Realty Investment Trust	1,582	200,076
Camden Property Trust	2,069	193,596
AGNC Investment Corp.	10,370	193,193
SL Green Realty Corp.	1,971	192,232
Lamar Advertising Co. — Class A	2,339	181,974
Gaming and Leisure Properties, Inc.	5,159	181,855
Macerich Co.	3,286	181,683
Kilroy Realty Corp.	2,529	181,304
National Retail Properties, Inc.	3,946	176,860
Kimco Realty Corp.	10,508	175,904
VEREIT, Inc.	23,879	173,362
Apartment Investment & Management Co. — Class A	3,886	171,489
Omega Healthcare Investors, Inc.	5,155	168,929
Park Hotels & Resorts, Inc.	5,101	167,415
American Homes 4 Rent — Class A	7,461	163,321
Liberty Property Trust	3,853	162,789
CyrusOne, Inc.	2,516	159,514
STORE Capital Corp.	5,644	156,847
Brixmor Property Group, Inc.	8,698	152,302
CubeSmart	5,215	148,784
Hospitality Properties Trust	4,950	142,758
Sabra Health Care REIT, Inc.	5,775	133,518
Senior Housing Properties Trust	7,534	132,297
LaSalle Hotel Properties	3,715	128,502
Sunstone Hotel Investors, Inc.	7,690	125,808
Taubman Centers, Inc.	2,093	125,224
Uniti Group, Inc.	6,061	122,129
Spirit Realty Capital, Inc.	15,138	122,012
DDR Corp.	7,621	102,045
PotlatchDeltic Corp.	2,419	99,058
Total REITs		13,016,412

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
FINANCIAL SERVICES FUND

	Shares	Value

Insurance - 19.4%
Berkshire Hathaway, Inc. — Class B*	6,794	$1,454,663
American International Group, Inc.	8,256	439,549
MetLife, Inc.	9,174	428,609
Progressive Corp.	5,891	418,497
Marsh & McLennan Companies, Inc.	4,936	408,306
Prudential Financial, Inc.	4,017	407,002
Aflac, Inc.	8,170	384,562
Chubb Ltd.	2,814	376,063
Travelers Companies, Inc.	2,884	374,084
Allstate Corp.	3,766	371,704
Willis Towers Watson plc	2,015	283,994
Hartford Financial Services Group, Inc.	5,408	270,184
Aon plc	1,720	264,502
Principal Financial Group, Inc.	4,462	261,429
Arch Capital Group Ltd.*	8,648	257,797
Loews Corp.	5,002	251,250
Lincoln National Corp.	3,528	238,705
Arthur J Gallagher & Co.	3,160	235,230
Everest Re Group Ltd.	1,029	235,096
Cincinnati Financial Corp.	2,945	226,205
Athene Holding Ltd. — Class A*	3,858	199,304
Torchmark Corp.	2,291	198,607
Reinsurance Group of America, Inc. — Class A	1,344	194,289
Unum Group	4,764	186,129
Voya Financial, Inc.	3,628	180,203
Assurant, Inc.	1,576	170,129
Old Republic International Corp.	7,450	166,731
First American Financial Corp.	3,039	156,782
Brighthouse Financial, Inc.*	3,283	145,240
MGIC Investment Corp.*	10,780	143,482
Total Insurance		9,328,327

Diversified Financial Services - 15.9%
American Express Co.	5,673	604,118
BlackRock, Inc. — Class A	1,174	553,341
Charles Schwab Corp.	10,277	505,115
CME Group, Inc. — Class A	2,857	486,290
Intercontinental Exchange, Inc.	5,577	417,662
TD Ameritrade Holding Corp.	6,459	341,229
T. Rowe Price Group, Inc.	3,013	328,959
Discover Financial Services	4,226	323,078
Synchrony Financial	9,578	297,684
Interactive Brokers Group, Inc. — Class A	5,361	296,517
Ameriprise Financial, Inc.	1,976	291,776
Franklin Resources, Inc.	8,115	246,777
Nasdaq, Inc.	2,775	238,095
Raymond James Financial, Inc.	2,497	229,849
E*TRADE Financial Corp.*	4,374	229,154
Ally Financial, Inc.	7,961	210,568
Cboe Global Markets, Inc.	2,102	201,708
SEI Investments Co.	3,253	198,758
Credit Acceptance Corp.*	436	190,999
Invesco Ltd.	8,339	190,796
Affiliated Managers Group, Inc.	1,238	169,259
Jefferies Financial Group, Inc.	7,648	167,950
BGC Partners, Inc. — Class A	13,271	156,863
LPL Financial Holdings, Inc.	2,340	150,953
SLM Corp.*	12,333	137,513
Evercore, Inc. — Class A	1,292	129,911
Navient Corp.	8,772	118,247
LendingTree, Inc.*,1	489	112,519
Federated Investors, Inc. — Class B	4,060	97,927
Total Diversified Financial Services		7,623,615

Commercial Services - 2.0%
S&P Global, Inc.	2,237	437,088
Moody’s Corp.	2,135	356,972
MarketAxess Holdings, Inc.	933	166,531
Total Commercial Services		960,591

Savings & Loans - 1.2%
People’s United Financial, Inc.	8,951	153,241
New York Community Bancorp, Inc.	13,579	140,814
Sterling Bancorp	6,295	138,490
Investors Bancorp, Inc.	9,893	121,387
Total Savings & Loans		553,932

Real Estate - 1.1%
CBRE Group, Inc. — Class A*	5,662	249,694
Jones Lang LaSalle, Inc.	1,181	170,442
Realogy Holdings Corp.[1]	5,201	107,349
Total Real Estate		527,485

Private Equity - 0.6%
KKR & Company, Inc. — Class A	10,960	298,879

Software - 0.6%
MSCI, Inc. — Class A	1,479	262,389

Media - 0.4%
FactSet Research Systems, Inc.	836	187,022

Investment Companies - 0.4%
Ares Capital Corp.	10,279	176,696

Total Common Stocks
(Cost $40,091,713)		47,439,083

PREFERRED STOCKS† - 0.6%
Banks - 0.6%
Itau Unibanco Holding S.A. ADR	25,581	280,879
Total Preferred Stocks
(Cost $259,187)		280,879

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
FINANCIAL SERVICES FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$102,925	$102,925
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	50,855	50,855
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	33,903	33,903
Total Repurchase Agreements
(Cost $187,683)		187,683
	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	128,634	128,634
Total Securities Lending Collateral
(Cost $128,634)		128,634

Total Investments - 100.1%
(Cost $40,667,217)		$48,036,279
Other Assets & Liabilities, net - (0.1)%		(59,355)
Total Net Assets - 100.0%		$47,976,924

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,439,083	$—	$—	$47,439,083
Preferred Stocks	280,879	—	—	280,879
Repurchase Agreements	—	187,683	—	187,683
Securities Lending Collateral	128,634	—	—	128,634
Total Assets	$47,848,596	$187,683	$—	$48,036,279

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $127,904 of securities loaned (cost $40,479,534)	$47,848,596
Repurchase agreements, at value (cost $187,683)	187,683
Cash	1,285
Receivables:
Fund shares sold	9,650,558
Securities sold	370,960
Dividends	76,713
Foreign tax reclaims	437
Securities lending income	44
Interest	35
Total assets	58,136,311

Liabilities:
Payable for:
Securities purchased	9,428,948
Fund shares redeemed	547,699
Return of securities loaned	128,634
Management fees	24,056
Transfer agent and administrative fees	7,075
Distribution and service fees	3,239
Portfolio accounting fees	2,830
Trustees’ fees*	33
Miscellaneous	16,873
Total liabilities	10,159,387
Commitments and contingent liabilities (Note 10)	—
Net assets	$47,976,924

Net assets consist of:
Paid in capital	$41,605,669
Total distributable earnings (loss)	6,371,255
Net assets	$47,976,924

Investor Class:
Net assets	$26,177,886
Capital shares outstanding	358,546
Net asset value per share	$73.01

A-Class:
Net assets	$8,286,191
Capital shares outstanding	120,825
Net asset value per share	$68.58
Maximum offering price per share (Net asset value divided by 95.25%)	$72.00

C-Class:
Net assets	$1,496,944
Capital shares outstanding	24,558
Net asset value per share	$60.96

H-Class:
Net assets	$12,015,903
Capital shares outstanding	180,392
Net asset value per share	$66.61

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $478)	$482,159
Interest	1,837
Income from securities lending, net	644
Total investment income	484,640

Expenses:
Management fees	166,600
Distribution and service fees:
A-Class	10,483
C-Class	10,538
H-Class	4,346
Transfer agent and administrative fees	49,000
Portfolio accounting fees	19,600
Registration fees	17,945
Trustees’ fees*	6,787
Custodian fees	2,682
Line of credit fees	571
Miscellaneous	18,385
Total expenses	306,937
Net investment income	177,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	889,673
Net realized gain	889,673
Net change in unrealized appreciation (depreciation) on:
Investments	(561,384)
Net change in unrealized appreciation (depreciation)	(561,384)
Net realized and unrealized gain	328,289
Net increase in net assets resulting from operations	$505,992

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$177,703	$433,322
Net realized gain on investments	889,673	9,384,510
Net change in unrealized appreciation (depreciation) on investments	(561,384)	(4,731,056)
Net increase in net assets resulting from operations	505,992	5,086,776

Distributions to shareholders:
Investor Class	—	(199,322)[1]
A-Class	—	(44,993)[1]
C-Class	—	(12,209)[1]
H-Class	—	(116,540)[1]
Total distributions to shareholders	—	(373,064)

Capital share transactions:
Proceeds from sale of shares
Investor Class	45,290,471	136,011,349
A-Class	1,777,557	10,122,297
C-Class	1,253,078	3,383,564
H-Class	29,399,419	60,683,590
Distributions reinvested
Investor Class	—	199,015
A-Class	—	44,678
C-Class	—	12,013
H-Class	—	116,540
Cost of shares redeemed
Investor Class	(44,587,865)	(153,227,978)
A-Class	(1,872,890)	(4,519,909)
C-Class	(1,999,618)	(3,620,381)
H-Class	(20,497,550)	(76,785,737)
Net increase (decrease) from capital share transactions	8,762,602	(27,580,959)
Net increase (decrease) in net assets	9,268,594	(22,867,247)

Net assets:
Beginning of period	38,708,330	61,575,577
End of period	$47,976,924	$38,708,330

Capital share activity:
Shares sold
Investor Class	615,748	1,958,909
A-Class	25,749	161,259
C-Class	20,490	57,873
H-Class	442,948	956,165
Shares issued from reinvestment of distributions
Investor Class	—	2,705
A-Class	—	645
C-Class	—	194
H-Class	—	1,733
Shares redeemed
Investor Class	(606,124)	(2,214,715)
A-Class	(27,100)	(69,569)
C-Class	(32,563)	(62,511)
H-Class	(308,272)	(1,218,197)
Net increase (decrease) in shares	130,876	(425,509)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$72.17	$65.14	$53.90	$57.78	$53.05	$45.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.61	.55	.77	.46	.39
Net gain (loss) on investments (realized and unrealized)	.45	6.79	11.14	(4.19)	4.40	7.61
Total from investment operations	.84	7.40	11.69	(3.42)	4.86	8.00
Less distributions from:
Net investment income	—	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	—	(.16)	—	—
Total distributions	—	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$73.01	$72.17	$65.14	$53.90	$57.78	$53.05

Total Return	1.16%	11.37%	21.72%	(5.95%)	9.17%	17.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,178	$25,183	$39,214	$15,110	$49,897	$17,688
Ratios to average net assets:
Net investment income (loss)	1.06%	0.89%	0.90%	1.36%	0.82%	0.81%
Total expenses	1.44%	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	144%	347%	389%	268%	326%	414%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$67.88	$61.44	$51.00	$54.83	$50.47	$43.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.53	.41	.46	.21	.29
Net gain (loss) on investments (realized and unrealized)	.44	6.28	10.48	(3.83)	4.28	7.22
Total from investment operations	.70	6.81	10.89	(3.37)	4.49	7.51
Less distributions from:
Net investment income	—	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	—	(.16)	—	—
Total distributions	—	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$68.58	$67.88	$61.44	$51.00	$54.83	$50.47

Total Return[c]	1.03%	11.08%	21.42%	(6.17%)	8.89%	17.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,286	$8,293	$1,834	$1,039	$2,734	$7,698
Ratios to average net assets:
Net investment income (loss)	0.76%	0.81%	0.73%	0.87%	0.41%	0.62%
Total expenses	1.69%	1.63%	1.62%	1.60%	1.59%	1.62%
Portfolio turnover rate	144%	347%	389%	268%	326%	414%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$60.56	$55.26	$46.24	$50.14	$46.51	$40.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	— [d]	(.07)	.11	(.11)	(.08)
Net gain (loss) on investments (realized and unrealized)	.42	5.67	9.54	(3.55)	3.87	6.72
Total from investment operations	.40	5.67	9.47	(3.44)	3.76	6.64
Less distributions from:
Net investment income	—	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	—	(.16)	—	—
Total distributions	—	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$60.96	$60.56	$55.26	$46.24	$50.14	$46.51

Total Return[c]	0.66%	10.27%	20.51%	(6.89%)	8.08%	16.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,497	$2,218	$2,270	$1,065	$1,255	$1,051
Ratios to average net assets:
Net investment income (loss)	(0.06%)	—	(0.13%)	0.22%	(0.23%)	(0.18%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	144%	347%	389%	268%	326%	414%

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e,f]	Year Ended March 31, 2015[e,f]	Year Ended March 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$65.93	$59.67	$49.53	$53.30	$49.18	$42.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.46	.33	.43	.15	.12
Net gain (loss) on investments (realized and unrealized)	.44	6.17	10.26	(3.74)	4.10	7.09
Total from investment operations	.68	6.63	10.59	(3.31)	4.25	7.21
Less distributions from:
Net investment income	—	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	—	(.16)	—	—
Total distributions	—	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$66.61	$65.93	$59.67	$49.53	$53.30	$49.18

Total Return	1.03%	11.11%	21.43%	(6.25%)	8.63%	17.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,016	$3,014	$18,259	$3,028	$4,479	$4,583
Ratios to average net assets:
Net investment income (loss)	0.73%	0.72%	0.58%	0.83%	0.28%	0.26%
Total expenses	1.69%	1.63%	1.63%	1.65%	1.85%	1.87%
Portfolio turnover rate	144%	347%	389%	268%	326%	414%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016.
[f]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.1%
Pfizer, Inc.	2.6%
UnitedHealth Group, Inc.	2.6%
Merck & Company, Inc.	2.3%
AbbVie, Inc.	2.0%
Abbott Laboratories	1.9%
Amgen, Inc.	1.9%
Eli Lilly & Co.	1.8%
Gilead Sciences, Inc.	1.7%
Bristol-Myers Squibb Co.	1.7%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	17.69%	20.76%	13.54%	13.05%
A-Class Shares	17.56%	20.51%	13.26%	12.77%
A-Class Shares with sales charge‡	11.97%	14.78%	12.16%	12.22%
C-Class Shares	17.14%	19.61%	12.42%	11.95%
C-Class Shares with CDSC§	16.14%	18.61%	12.42%	11.95%
H-Class Shares**	17.56%	20.48%	13.16%	12.58%
S&P 500 Health Care Index	18.08%	18.35%	15.37%	14.22%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Pharmaceuticals - 31.8%
Johnson & Johnson	27,716	$3,829,520
Pfizer, Inc.	73,965	3,259,638
Merck & Company, Inc.	39,145	2,776,946
AbbVie, Inc.	25,906	2,450,190
Eli Lilly & Co.	20,499	2,199,748
Bristol-Myers Squibb Co.	32,969	2,046,716
CVS Health Corp.	22,686	1,785,842
Allergan plc	8,479	1,615,080
Express Scripts Holding Co.*	15,449	1,467,810
Zoetis, Inc.	14,647	1,341,079
McKesson Corp.	7,643	1,013,844
AmerisourceBergen Corp. — Class A	9,669	891,675
Mylan N.V.*	23,115	846,009
Cardinal Health, Inc.	15,033	811,782
Teva Pharmaceutical Industries Ltd. ADR*	36,413	784,336
Jazz Pharmaceuticals plc*	4,495	755,744
AstraZeneca plc ADR	18,834	745,261
DexCom, Inc.*	5,025	718,776
Perrigo Company plc	9,947	704,248
Novartis AG ADR	8,029	691,779
Alkermes plc*	16,140	684,982
Neurocrine Biosciences, Inc.*	5,500	676,225
Sarepta Therapeutics, Inc.*	4,170	673,497
Nektar Therapeutics*	11,017	671,596
GlaxoSmithKline plc ADR	16,513	663,327
Bausch Health Companies, Inc.*	24,044	617,209
PRA Health Sciences, Inc.*	4,917	541,804
Agios Pharmaceuticals, Inc.*	5,523	425,934
Horizon Pharma plc*	19,198	375,897
Array BioPharma, Inc.*	23,802	361,790
Ironwood Pharmaceuticals, Inc. — Class A*	18,940	349,632
Supernus Pharmaceuticals, Inc.*	6,460	325,261
Mallinckrodt plc*	10,697	313,529
TESARO, Inc.*,1	7,446	290,468
Pacira Pharmaceuticals, Inc.*	5,482	269,440
Global Blood Therapeutics, Inc.*	6,930	263,340
Portola Pharmaceuticals, Inc.*,1	9,830	261,773
Akorn, Inc.*	19,682	255,472
Corcept Therapeutics, Inc.*	18,100	253,762
Clovis Oncology, Inc.*	8,020	235,547
Total Pharmaceuticals		39,246,508

Healthcare-Products - 23.8%
Abbott Laboratories	32,148	2,358,377
Thermo Fisher Scientific, Inc.	8,175	1,995,354
Danaher Corp.	16,158	1,755,728
Medtronic plc	17,715	1,742,625
Becton Dickinson and Co.	6,418	1,675,098
Stryker Corp.	9,373	1,665,395
Intuitive Surgical, Inc.*	2,871	1,647,954
Boston Scientific Corp.*	38,453	1,480,440
Baxter International, Inc.	16,564	1,276,919
Edwards Lifesciences Corp.*	7,295	1,270,059
Align Technology, Inc.*	2,922	1,143,145
Zimmer Biomet Holdings, Inc.	7,949	1,045,055
ABIOMED, Inc.*	2,188	984,053
IDEXX Laboratories, Inc.*	3,821	953,951
ResMed, Inc.	7,132	822,605
Cooper Companies, Inc.	2,697	747,474
Henry Schein, Inc.*	8,501	722,840
Teleflex, Inc.	2,620	697,156
Hologic, Inc.*	16,266	666,581
Varian Medical Systems, Inc.*	5,776	646,508
Dentsply Sirona, Inc.	15,113	570,365
Bio-Techne Corp.	2,758	562,935
Masimo Corp.*	4,188	521,573
Insulet Corp.*	4,810	509,619
ICU Medical, Inc.*	1,780	503,295
Integra LifeSciences Holdings Corp.*	7,390	486,779
NuVasive, Inc.*	5,472	388,403
Patterson Companies, Inc.	12,114	296,187
MiMedx Group, Inc.*,1	27,176	167,948
Total Healthcare-Products		29,304,421

Biotechnology - 22.3%
Amgen, Inc.	11,330	2,348,596
Gilead Sciences, Inc.	26,551	2,050,003
Biogen, Inc.*	4,907	1,733,692
Celgene Corp.*	18,100	1,619,769
Illumina, Inc.*	4,084	1,499,073
Shire plc ADR	8,262	1,497,653
Vertex Pharmaceuticals, Inc.*	7,542	1,453,645
Regeneron Pharmaceuticals, Inc.*	3,396	1,372,120
Alexion Pharmaceuticals, Inc.*	8,472	1,177,693
BioMarin Pharmaceutical, Inc.*	8,372	811,833
Incyte Corp.*	11,211	774,456
Seattle Genetics, Inc.*	9,027	696,162
Exact Sciences Corp.*	7,964	628,519
Bluebird Bio, Inc.*	3,900	569,400
Alnylam Pharmaceuticals, Inc.*	6,475	566,692
Ionis Pharmaceuticals, Inc.*	10,310	531,790
Sage Therapeutics, Inc.*	3,560	502,850
Ligand Pharmaceuticals, Inc. — Class B*	1,800	494,082
United Therapeutics Corp.*	3,756	480,317
Exelixis, Inc.*	27,005	478,529
Loxo Oncology, Inc.*	2,780	474,907
FibroGen, Inc.*	7,600	461,700
Intercept Pharmaceuticals, Inc.*	3,160	399,298
Blueprint Medicines Corp.*	4,930	384,836
Immunomedics, Inc.*	18,120	377,440
ACADIA Pharmaceuticals, Inc.*	17,481	362,905
Ultragenyx Pharmaceutical, Inc.*	4,720	360,325
Myriad Genetics, Inc.*	7,788	358,248
AnaptysBio, Inc.*	3,180	317,268
Spark Therapeutics, Inc.*	5,161	281,532
Amicus Therapeutics, Inc.*	23,235	280,911
Medicines Co.*,1	9,335	279,210
Sangamo Therapeutics, Inc.*	15,940	270,183
Puma Biotechnology, Inc.*	5,590	256,301
ImmunoGen, Inc.*	25,808	244,402

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
HEALTH CARE FUND

	Shares	Value

Editas Medicine, Inc.*	7,559	$240,527
Spectrum Pharmaceuticals, Inc.*	13,990	235,032
Esperion Therapeutics, Inc.*,1	4,970	220,519
Dynavax Technologies Corp.*	14,785	183,334
Radius Health, Inc.*	9,681	172,322
Total Biotechnology		27,448,074

Healthcare-Services - 16.2%
UnitedHealth Group, Inc.	11,972	3,185,031
Anthem, Inc.	6,186	1,695,273
Aetna, Inc.	8,018	1,626,451
Cigna Corp.	6,983	1,454,210
HCA Healthcare, Inc.	10,246	1,425,424
Humana, Inc.	4,056	1,373,037
Centene Corp.*	7,608	1,101,486
IQVIA Holdings, Inc.*	8,050	1,044,407
Laboratory Corporation of America Holdings*	4,901	851,206
WellCare Health Plans, Inc.*	2,568	823,018
Quest Diagnostics, Inc.	7,149	771,449
DaVita, Inc.*	9,807	702,475
Universal Health Services, Inc. — Class B	5,485	701,202
Molina Healthcare, Inc.*	4,106	610,562
Syneos Health, Inc.*	9,229	475,755
Envision Healthcare Corp.*	10,357	473,626
MEDNAX, Inc.*	8,916	416,021
Acadia Healthcare Company, Inc.*	10,000	352,000
Tenet Healthcare Corp.*	12,050	342,943
LifePoint Health, Inc.*	4,926	317,234
Tivity Health, Inc.*	6,890	221,514
Total Healthcare-Services		19,964,324

Electronics - 2.5%
Agilent Technologies, Inc.	13,372	943,261
Mettler-Toledo International, Inc.*	1,271	774,014
Waters Corp.*	3,937	766,455
PerkinElmer, Inc.	6,765	658,031
Total Electronics		3,141,761

Software - 2.4%
Cerner Corp.*	14,375	925,894
Veeva Systems, Inc. — Class A*	7,462	812,388
athenahealth, Inc.*	3,450	460,920
Medidata Solutions, Inc.*	5,664	415,228
Allscripts Healthcare Solutions, Inc.*	22,565	321,551
Total Software		2,935,981
Commercial Services - 0.4%
HealthEquity, Inc.*	5,170	488,099

Total Common Stocks
(Cost $104,004,790)		122,529,168

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JP Morgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$390,950	390,950
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	193,166	193,166
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	128,777	128,777
Total Repurchase Agreements
(Cost $712,893)		712,893

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	925,490	925,490
Total Securities Lending Collateral
(Cost $925,490)		925,490

Total Investments - 100.7%
(Cost $105,643,173)		$124,167,551
Other Assets & Liabilities, net - (0.7)%		(865,287)
Total Net Assets - 100.0%		$123,302,264

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
HEALTH CARE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$122,529,168	$—	$—	$122,529,168
Repurchase Agreements	—	712,893	—	712,893
Securities Lending Collateral	925,490	—	—	925,490
Total Assets	$123,454,658	$712,893	$—	$124,167,551

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $906,278 of securities loaned(cost $104,930,280)	$123,454,658
Repurchase agreements, at value (cost $712,893)	712,893
Receivables:
Fund shares sold	204,541
Dividends	57,914
Foreign tax reclaims	3,603
Securities lending income	799
Interest	133
Total assets	124,434,541

Liabilities:
Payable for:
Return of securities loaned	925,490
Management fees	65,542
Fund shares redeemed	61,271
Transfer agent and administrative fees	19,277
Portfolio accounting fees	7,711
Distribution and service fees	5,271
Trustees’ fees*	62
Miscellaneous	47,653
Total liabilities	1,132,277
Commitments and contingent liabilities (Note 10)	—
Net assets	$123,302,264

Net assets consist of:
Paid in capital	$110,369,016
Total Distributable earnings (loss)	12,933,248
Net assets	$123,302,264

Investor Class:
Net assets	$106,270,884
Capital shares outstanding	3,126,163
Net asset value per share	$33.99

A-Class:
Net assets	$5,718,588
Capital shares outstanding	185,228
Net asset value per share	$30.87
Maximum offering price per share (Net asset value divided by 95.25%)	$32.41

C-Class:
Net assets	$3,949,404
Capital shares outstanding	148,564
Net asset value per share	$26.58

H-Class:
Net assets	$7,363,388
Capital shares outstanding	247,679
Net asset value per share	$29.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $78)	$368,522
Interest	4,045
Income from securities lending, net	5,722
Total investment income	378,289

Expenses:
Management fees	341,659
Distribution and service fees:
A-Class	5,615
C-Class	24,456
H-Class	6,290
Transfer agent and administrative fees	100,487
Portfolio accounting fees	40,195
Trustees’ fees*	9,645
Custodian fees	5,258
Line of credit fees	24
Miscellaneous	80,440
Total expenses	614,069
Net investment loss	(235,780)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(415,924)
Net realized loss	(415,924)
Net change in unrealized appreciation (depreciation) on:
Investments	12,878,131
Net change in unrealized appreciation (depreciation)	12,878,131
Net realized and unrealized gain	12,462,207
Net increase in net assets resulting from operations	$12,226,427

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(235,780)	$(410,242)
Net realized gain (loss) on investments	(415,924)	9,676,891
Net change in unrealized appreciation (depreciation) on investments	12,878,131	(588,716)
Net increase in net assets resulting from operations	12,226,427	8,677,933

Distributions to shareholders:
Investor Class	—	(4,486,139)[1]
A-Class	—	(397,824)[1]
C-Class	—	(587,680)[1]
H-Class	—	(295,017)[1]
Total distributions to shareholders	—	(5,766,660)

Capital share transactions:
Proceeds from sale of shares
Investor Class	157,042,737	258,636,649
A-Class	7,882,574	4,594,401
C-Class	2,895,897	4,208,575
H-Class	21,405,721	97,244,631
Distributions reinvested
Investor Class	—	3,796,104
A-Class	—	361,153
C-Class	—	568,591
H-Class	—	295,017
Cost of shares redeemed
Investor Class	(128,567,409)	(234,119,968)
A-Class	(5,992,832)	(6,691,647)
C-Class	(4,627,490)	(4,831,092)
H-Class	(19,773,010)	(97,026,090)
Net increase from capital share transactions	30,266,188	27,036,324
Net increase in net assets	42,492,615	29,947,597

Net assets:
Beginning of period	80,809,649	50,862,052
End of period	$123,302,264	$80,809,649

Capital share activity:
Shares sold
Investor Class	4,953,482	8,664,275
A-Class	273,767	166,440
C-Class	117,241	176,050
H-Class	786,071	3,673,008
Shares issued from reinvestment of distributions
Investor Class	—	133,103
A-Class	—	13,917
C-Class	—	25,293
H-Class	—	11,801
Shares redeemed
Investor Class	(4,166,230)	(7,769,383)
A-Class	(206,694)	(243,151)
C-Class	(186,354)	(203,310)
H-Class	(744,966)	(3,672,732)
Net increase in shares	826,317	975,311

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$28.88	$27.82	$28.65	$35.83	$27.76	$22.35
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.13)	(.10)	(.04)	(.07)	(.03)
Net gain (loss) on investments (realized and unrealized)	5.19	3.82	2.79	(5.11)	8.50	7.00
Total from investment operations	5.11	3.69	2.69	(5.15)	8.43	6.97
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	—	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$33.99	$28.88	$27.82	$28.65	$35.83	$27.76

Total Return	17.69%	13.38%	10.20%	(14.82%)	30.51%	31.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,271	$67,542	$36,468	$44,663	$175,397	$98,209
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.43%)	(0.36%)	(0.11%)	(0.23%)	(0.12%)
Total expenses	1.44%	1.38%	1.37%	1.34%	1.34%	1.37%
Portfolio turnover rate	139%	394%	699%	249%	176%	277%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.26	$25.56	$26.68	$33.60	$26.11	$21.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.19)	(.17)	(.13)	(.14)	(.09)
Net gain (loss) on investments (realized and unrealized)	4.71	3.52	2.57	(4.76)	7.99	6.61
Total from investment operations	4.61	3.33	2.40	(4.89)	7.85	6.52
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	—	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$30.87	$26.26	$25.56	$26.68	$33.60	$26.11

Total Return[c]	17.56%	13.14%	9.85%	(15.04%)	30.21%	31.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,719	$3,102	$4,626	$6,410	$28,704	$7,909
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.69%)	(0.62%)	(0.42%)	(0.47%)	(0.37%)
Total expenses	1.69%	1.63%	1.62%	1.59%	1.59%	1.62%
Portfolio turnover rate	139%	394%	699%	249%	176%	277%

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$22.69	$22.58	$24.13	$30.82	$24.16	$19.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.34)	(.33)	(.33)	(.33)	(.26)
Net gain (loss) on investments (realized and unrealized)	4.07	3.08	2.30	(4.33)	7.35	6.17
Total from investment operations	3.89	2.74	1.97	(4.66)	7.02	5.91
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	—	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$26.58	$22.69	$22.58	$24.13	$30.82	$24.16

Total Return[c]	17.14%	12.24%	9.07%	(15.67%)	29.21%	30.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,949	$4,940	$4,959	$8,284	$11,551	$7,318
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.42%)	(1.37%)	(1.17%)	(1.24%)	(1.14%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.34%	2.37%
Portfolio turnover rate	139%	394%	699%	249%	176%	277%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$25.29	$24.72	$25.91	$32.71	$25.49	$20.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.21)	(.16)	(.14)	(.21)	(.15)
Net gain (loss) on investments (realized and unrealized)	4.54	3.41	2.49	(4.63)	7.79	6.47
Total from investment operations	4.44	3.20	2.33	(4.77)	7.58	6.32
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	—	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$29.73	$25.29	$24.72	$25.91	$32.71	$25.49

Total Return	17.56%	13.06%	9.87%	(15.08%)	29.89%	31.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,363	$5,225	$4,809	$5,244	$50,135	$38,480
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.77%)	(0.62%)	(0.44%)	(0.73%)	(0.62%)
Total expenses	1.69%	1.64%	1.62%	1.71%	1.85%	1.87%
Portfolio turnover rate	139%	394%	699%	249%	176%	277%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.6%
Alphabet, Inc. — Class A	6.9%
Facebook, Inc. — Class A	5.1%
Cisco Systems, Inc.	3.6%
Netflix, Inc.	3.1%
Alibaba Group Holding Ltd. ADR	3.0%
salesforce.com, Inc.	2.7%
PayPal Holdings, Inc.	2.4%
Booking Holdings, Inc.	2.3%
Activision Blizzard, Inc.	1.8%
Top Ten Total	38.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	10.55%	25.59%	15.41%	16.45%
A-Class Shares	10.42%	25.26%	15.12%	16.15%
A-Class Shares with sales charge‡	5.18%	19.32%	14.00%	15.59%
C-Class Shares	10.00%	24.34%	14.26%	15.29%
C-Class Shares with CDSC§	9.00%	23.34%	14.26%	15.29%
H-Class Shares**	10.42%	25.27%	15.00%	15.95%
S&P 500 Information Technology Index	16.52%	31.49%	22.40%	17.10%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Internet - 59.5%
Amazon.com, Inc.*	3,095	$6,199,285
Alphabet, Inc. — Class A*	4,683	5,652,756
Facebook, Inc. — Class A*	25,266	4,155,246
Netflix, Inc.*	6,693	2,504,052
Alibaba Group Holding Ltd. ADR*	15,081	2,484,746
Booking Holdings, Inc.*	956	1,896,704
Baidu, Inc. ADR*	6,055	1,384,657
eBay, Inc.*	33,396	1,102,736
JD.com, Inc. ADR*	41,502	1,082,787
Ctrip.com International Ltd. ADR*	24,403	907,059
Palo Alto Networks, Inc.*	3,971	894,507
Twitter, Inc.*	30,786	876,170
VeriSign, Inc.*	5,439	870,893
Expedia Group, Inc.	6,411	836,507
IAC/InterActiveCorp*	3,803	824,186
Match Group, Inc.*,1	13,414	776,805
MercadoLibre, Inc.	2,268	772,186
GoDaddy, Inc. — Class A*	8,941	745,590
Wayfair, Inc. — Class A*,1	5,019	741,156
GrubHub, Inc.*	5,118	709,457
F5 Networks, Inc.*	3,436	685,207
YY, Inc. ADR*	8,931	669,111
Weibo Corp. ADR*	8,917	652,100
Shopify, Inc. — Class A*	3,860	634,816
Snap, Inc. — Class A*,1	73,950	627,096
Wix.com Ltd.*	5,040	603,288
Baozun, Inc. ADR*	12,220	593,648
Zillow Group, Inc. — Class A*	13,413	592,855
Zillow Group, Inc. — Class C*	13,364	591,357
SINA Corp.*	8,471	588,565
Twilio, Inc. — Class A*	6,741	581,613
Vipshop Holdings Ltd. ADR*	90,809	566,648
Autohome, Inc. ADR[1]	7,220	558,900
58.com, Inc. ADR*	7,473	550,013
Okta, Inc.*	7,650	538,254
TripAdvisor, Inc.*	10,231	522,497
Cargurus, Inc.*	8,960	498,982
Etsy, Inc.*	9,592	492,837
Stitch Fix, Inc. — Class A*	10,340	452,582
Yelp, Inc. — Class A*	8,025	394,830
Stamps.com, Inc.*	1,726	390,421
Cogent Communications Holdings, Inc.	5,779	322,468
Pandora Media, Inc.*,1	32,804	311,966
Cars.com, Inc.*	10,306	284,549
Shutterfly, Inc.*	4,306	283,722
TrueCar, Inc.*	16,827	237,261
Overstock.com, Inc.*,1	6,410	177,557
Total Internet		48,820,628

Software - 15.9%
salesforce.com, Inc.*	13,742	2,185,390
Activision Blizzard, Inc.	17,590	1,463,312
Electronic Arts, Inc.*	9,190	1,107,303
NetEase, Inc. ADR	3,943	899,990
Veeva Systems, Inc. — Class A*	7,252	789,525
Citrix Systems, Inc.*	6,803	756,222
Take-Two Interactive Software, Inc.*	5,310	732,727
Akamai Technologies, Inc.*	9,356	684,391
Momo, Inc. ADR*	14,259	624,544
HubSpot, Inc.*	3,180	480,021
New Relic, Inc.*	4,630	436,285
Coupa Software, Inc.*	5,420	428,722
MongoDB, Inc.*	4,980	406,119
j2 Global, Inc.	4,827	399,917
Box, Inc. — Class A*	15,522	371,131
Cornerstone OnDemand, Inc.*	6,249	354,631
Allscripts Healthcare Solutions, Inc.*	21,909	312,203
Ebix, Inc.	3,850	304,728
Hortonworks, Inc.*	11,430	260,718
Total Software		12,997,879

Telecommunications - 12.5%
Cisco Systems, Inc.	60,398	2,938,363
Motorola Solutions, Inc.	7,093	923,083
Arista Networks, Inc.*	3,194	849,157
Juniper Networks, Inc.	20,761	622,207
Ubiquiti Networks, Inc.[1]	5,358	529,692
CommScope Holding Company, Inc.*	15,395	473,550
LogMeIn, Inc.	4,740	422,334
Ciena Corp.*	13,363	417,460
ARRIS International plc*	16,012	416,152
ViaSat, Inc.*,1	5,956	380,886
Vonage Holdings Corp.*	26,720	378,355
InterDigital, Inc.	4,036	322,880
Viavi Solutions, Inc.*	27,765	314,855
Finisar Corp.*	15,138	288,379
8x8, Inc.*	13,000	276,250
NETGEAR, Inc.*	4,289	269,564
Oclaro, Inc.*	26,461	236,561
Extreme Networks, Inc.*	27,035	148,152
Total Telecommunications		10,207,880

Commercial Services - 5.1%
PayPal Holdings, Inc.*	22,332	1,961,643
CoStar Group, Inc.*	1,842	775,187
Cimpress N.V.*	3,754	512,834
2U, Inc.*	5,290	397,755
Alarm.com Holdings, Inc.*	5,650	324,310
NutriSystem, Inc.	5,509	204,109
Total Commercial Services		4,175,838

Diversified Financial Services - 2.1%
TD Ameritrade Holding Corp.	19,460	1,028,072
E*TRADE Financial Corp.*	13,166	689,766
Total Diversified Financial Services		1,717,838

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
INTERNET FUND

	Shares	Value

Computers - 1.4%
Nutanix, Inc. — Class A*	12,053	$514,904
Lumentum Holdings, Inc.*	6,170	369,892
NetScout Systems, Inc.*	10,821	273,230
Total Computers		1,158,026

REITs - 1.4%
Equinix, Inc.	2,630	1,138,501

Retail - 0.9%
Qurate Retail, Inc. — Class A*	27,927	620,259
PetMed Express, Inc.[1]	4,666	154,024
Total Retail		774,283

Advertising - 0.6%
Trade Desk, Inc. — Class A*	3,367	508,114

Electronics - 0.1%
Applied Optoelectronics, Inc.*,1	4,974	122,659

Total Common Stocks
(Cost $63,763,457)		81,621,646

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$295,824	295,824
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	146,164	146,164
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	97,443	97,443
Total Repurchase Agreements
(Cost $539,431)		539,431

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	3,271,502	3,271,502
Total Securities Lending Collateral
(Cost $3,271,502)		3,271,502

Total Investments - 104.2%
(Cost $67,574,390)		$85,432,579
Other Assets & Liabilities, net - (4.2)%		(3,443,676)
Total Net Assets - 100.0%		$81,988,903

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INTERNET FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$81,621,646	$—	$—	$81,621,646
Repurchase Agreements	—	539,431	—	539,431
Securities Lending Collateral	3,271,502	—	—	3,271,502
Total Assets	$84,893,148	$539,431	$—	$85,432,579

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $3,131,122 of securities loaned (cost $67,034,959)	$84,893,148
Repurchase agreements, at value (cost $539,431)	539,431
Receivables:
Securities sold	3,349,456
Fund shares sold	62,205
Dividends	4,728
Securities lending income	3,266
Interest	101
Total assets	88,852,335

Liabilities:
Payable for:
Securities purchased	3,306,371
Return of securities loaned	3,271,502
Fund shares redeemed	151,561
Management fees	55,086
Transfer agent and administrative fees	16,202
Portfolio accounting fees	6,481
Distribution and service fees	6,334
Trustees’ fees*	71
Miscellaneous	49,824
Total liabilities	6,863,432
Commitments and contingent liabilities (Note 10)	—
Net assets	$81,988,903

Net assets consist of:
Paid in capital	$65,214,861
Total distributable earnings (loss)	16,774,042
Net assets	$81,988,903

Investor Class:
Net assets	$59,163,299
Capital shares outstanding	428,817
Net asset value per share	$137.97

A-Class:
Net assets	$3,812,463
Capital shares outstanding	29,461
Net asset value per share	$129.41
Maximum offering price per share (Net asset value divided by 95.25%)	$135.86

C-Class:
Net assets	$3,855,077
Capital shares outstanding	33,569
Net asset value per share	$114.84

H-Class:
Net assets	$15,158,064
Capital shares outstanding	120,587
Net asset value per share	$125.70

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,096)	$156,131
Interest	5,119
Income from securities lending, net	49,588
Total investment income	210,838

Expenses:
Management fees	392,211
Distribution and service fees:
A-Class	4,854
C-Class	19,702
H-Class	19,688
Transfer agent and administrative fees	115,356
Portfolio accounting fees	46,142
Trustees’ fees*	13,518
Custodian fees	6,368
Line of credit fees	49
Miscellaneous	89,938
Total expenses	707,826
Net investment loss	(496,988)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(226,184)
Net realized loss	(226,184)
Net change in unrealized appreciation (depreciation) on:
Investments	8,365,119
Net change in unrealized appreciation (depreciation)	8,365,119
Net realized and unrealized gain	8,138,935
Net increase in net assets resulting from operations	$7,641,947

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(496,988)	$(498,661)
Net realized gain (loss) on investments	(226,184)	11,409,297
Net change in unrealized appreciation (depreciation) on investments	8,365,119	2,591,198
Net increase in net assets resulting from operations	7,641,947	13,501,834

Capital share transactions:
Proceeds from sale of shares
Investor Class	102,141,286	150,397,475
A-Class	2,653,136	4,517,348
C-Class	2,810,404	2,897,866
H-Class	94,882,354	116,797,374
Cost of shares redeemed
Investor Class	(89,825,729)	(137,352,813)
A-Class	(2,593,866)	(4,021,406)
C-Class	(2,261,560)	(2,959,764)
H-Class	(109,549,869)	(92,200,975)
Net increase (decrease) from capital share transactions	(1,743,844)	38,075,105
Net increase in net assets	5,898,103	51,576,939

Net assets:
Beginning of period	76,090,800	24,513,861
End of period	$81,988,903	$76,090,800

Capital share activity:
Shares sold
Investor Class	775,624	1,362,699
A-Class	20,799	43,541
C-Class	25,140	31,316
H-Class	788,239	1,109,706
Shares redeemed
Investor Class	(674,072)	(1,220,781)
A-Class	(20,285)	(38,430)
C-Class	(19,986)	(31,717)
H-Class	(921,408)	(883,291)
Net increase (decrease) in shares	(25,949)	373,043

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$124.80	$95.33	$77.91	$77.87	$75.05	$55.46
Income (loss) from investment operations:
Net investment income (loss)[b]	(.66)	(.80)	(.60)	(.41)	(.49)	(.62)
Net gain (loss) on investments (realized and unrealized)	13.83	30.27	18.02	.78	5.27	20.53
Total from investment operations	13.17	29.47	17.42	.37	4.78	19.91
Less distributions from:
Net realized gains	—	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$137.97	$124.80	$95.33	$77.91	$77.87	$75.05

Total Return	10.55%	30.91%	22.36%	0.46%	6.40%	35.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,163	$40,843	$17,670	$24,435	$8,328	$26,828
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.71%)	(0.70%)	(0.52%)	(0.64%)	(0.87%)
Total expenses	1.44%	1.38%	1.37%	1.35%	1.35%	1.37%
Portfolio turnover rate	192%	305%	518%	520%	495%	472%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$117.20	$89.75	$73.54	$73.71	$71.32	$52.85
Income (loss) from investment operations:
Net investment income (loss)[b]	(.77)	(1.01)	(.76)	(.69)	(.61)	(.79)
Net gain (loss) on investments (realized and unrealized)	12.98	28.46	16.97	.85	4.96	19.58
Total from investment operations	12.21	27.45	16.21	.16	4.35	18.79
Less distributions from:
Net realized gains	—	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$129.41	$117.20	$89.75	$73.54	$73.71	$71.32

Total Return[c]	10.42%	30.57%	22.04%	0.20%	6.12%	35.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,812	$3,393	$2,139	$1,803	$2,022	$12,566
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(0.96%)	(0.95%)	(0.92%)	(0.86%)	(1.12%)
Total expenses	1.69%	1.63%	1.62%	1.60%	1.61%	1.62%
Portfolio turnover rate	192%	305%	518%	520%	495%	472%

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$104.40	$80.55	$66.49	$67.17	$65.64	$49.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.11)	(1.60)	(1.24)	(1.03)	(1.11)	(1.16)
Net gain (loss) on investments (realized and unrealized)	11.55	25.45	15.30	.68	4.60	18.09
Total from investment operations	10.44	23.85	14.06	(.35)	3.49	16.93
Less distributions from:
Net realized gains	—	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$114.84	$104.40	$80.55	$66.49	$67.17	$65.64

Total Return[c]	10.00%	29.61%	21.13%	(0.54%)	5.34%	34.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,855	$2,967	$2,321	$2,798	$2,436	$4,655
Ratios to average net assets:
Net investment income (loss)	(1.97%)	(1.70%)	(1.71%)	(1.53%)	(1.68%)	(1.85%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	192%	305%	518%	520%	495%	472%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$113.84	$87.18	$71.40	$71.64	$69.58	$51.70
Income (loss) from investment operations:
Net investment income (loss)[b]	(.77)	(1.07)	(.78)	(.72)	(.78)	(1.07)
Net gain (loss) on investments (realized and unrealized)	12.63	27.73	16.56	.81	4.80	19.27
Total from investment operations	11.86	26.66	15.78	.09	4.02	18.20
Less distributions from:
Net realized gains	—	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$125.70	$113.84	$87.18	$71.40	$71.64	$69.58

Total Return	10.42%	30.59%	22.09%	0.11%	5.80%	35.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,158	$28,889	$2,384	$7,132	$1,830	$11,814
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.04%)	(1.03%)	(0.97%)	(1.12%)	(1.53%)
Total expenses	1.69%	1.63%	1.62%	1.67%	1.85%	1.87%
Portfolio turnover rate	192%	305%	518%	520%	495%	472%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.8%
Comcast Corp. — Class A	3.5%
McDonald's Corp.	3.2%
Philip Morris International, Inc.	3.1%
Altria Group, Inc.	3.0%
Twenty-First Century Fox, Inc. — Class A	2.6%
Charter Communications, Inc. — Class A	2.5%
Starbucks Corp.	2.4%
Activision Blizzard, Inc.	2.3%
Marriott International, Inc. — Class A	1.9%
Top Ten Total	28.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	5.84%	9.11%	10.24%	12.55%
A-Class Shares	5.70%	8.85%	9.96%	12.26%
A-Class Shares with sales charge‡	0.68%	3.69%	8.90%	11.71%
C-Class Shares	5.31%	8.03%	9.14%	11.42%
C-Class Shares with CDSC§	4.31%	7.03%	9.14%	11.42%
H-Class Shares**	5.73%	8.85%	9.88%	12.09%
S&P 500 Consumer Discretionary Index	17.01%	32.54%	16.05%	17.40%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Media - 28.7%
Walt Disney Co.	6,116	$715,205
Comcast Corp. — Class A	18,644	660,184
Twenty-First Century Fox, Inc. — Class A	10,722	496,750
Charter Communications, Inc. — Class A*	1,475	480,673
Sirius XM Holdings, Inc.[1]	42,450	268,284
CBS Corp. — Class B	4,309	247,552
Discovery, Inc. — Class A*	7,631	244,192
DISH Network Corp. — Class A*	6,060	216,706
Liberty Broadband Corp. — Class C*	2,447	206,282
Viacom, Inc. — Class B	5,919	199,825
Altice USA, Inc. — Class A	10,380	188,293
Liberty Global plc — Class C*	6,580	185,293
World Wrestling Entertainment, Inc. — Class A	1,566	151,479
News Corp. — Class A	11,464	151,210
Grupo Televisa SAB ADR	7,220	128,083
AMC Networks, Inc. — Class A*	1,570	104,154
New York Times Co. — Class A	4,456	103,156
Nexstar Media Group, Inc. — Class A	1,249	101,669
John Wiley & Sons, Inc. — Class A	1,640	99,384
Tribune Media Co. — Class A	2,538	97,535
Sinclair Broadcast Group, Inc. — Class A	3,144	89,132
TEGNA, Inc.	7,089	84,785
Meredith Corp.	1,540	78,617
Gray Television, Inc.*	3,773	66,028
Entercom Communications Corp. — Class A1	6,959	54,976
Total Media		5,419,447

Retail - 18.9%
McDonald’s Corp.	3,661	612,449
Starbucks Corp.	8,104	460,631
Yum! Brands, Inc.	3,143	285,730
Domino’s Pizza, Inc.	652	192,210
Darden Restaurants, Inc.	1,713	190,468
Chipotle Mexican Grill, Inc. — Class A*	398	180,899
Restaurant Brands International, Inc.	2,851	169,007
Yum China Holdings, Inc.	4,715	165,544
Dunkin’ Brands Group, Inc.	1,779	131,148
Texas Roadhouse, Inc. — Class A	1,683	116,615
Wendy’s Co.	6,187	106,045
Cracker Barrel Old Country Store, Inc.[1]	670	98,577
Dave & Buster’s Entertainment, Inc.	1,306	86,483
Shake Shack, Inc. — Class A*	1,320	83,173
Cheesecake Factory, Inc.[1]	1,540	82,452
Jack in the Box, Inc.	950	79,639
Wingstop, Inc.	1,102	75,234
Brinker International, Inc.	1,544	72,151
Sonic Corp.	1,659	71,901
Bloomin’ Brands, Inc.	3,612	71,481
Papa John’s International, Inc.[1]	1,364	69,946
BJ’s Restaurants, Inc.	910	65,702
Dine Brands Global, Inc.	800	65,048
Red Robin Gourmet Burgers, Inc.*	940	37,741
Total Retail		3,570,274

Lodging - 13.4%
Marriott International, Inc. — Class A	2,717	358,725
Las Vegas Sands Corp.	5,947	352,835
Hilton Worldwide Holdings, Inc.	3,202	258,658
MGM Resorts International	7,160	199,836
Wynn Resorts Ltd.	1,453	184,618
Melco Resorts & Entertainment Ltd. ADR	7,823	165,456
Huazhu Group Ltd. ADR	5,050	163,115
Hyatt Hotels Corp. — Class A	1,998	159,021
Caesars Entertainment Corp.*	13,237	135,679
Wyndham Hotels & Resorts, Inc.	2,217	123,199
Choice Hotels International, Inc.	1,390	115,787
Wyndham Destinations, Inc.	2,537	110,004
Boyd Gaming Corp.	3,060	103,581
Hilton Grand Vacations, Inc.*	2,857	94,567
Total Lodging		2,525,081

Entertainment - 9.7%
Live Nation Entertainment, Inc.*	3,451	187,976
Vail Resorts, Inc.[1]	641	175,903
Madison Square Garden Co. — Class A*	473	149,146
Six Flags Entertainment Corp.	1,890	131,960
Lions Gate Entertainment Corp. — Class A	5,087	124,072
Marriott Vacations Worldwide Corp.	1,068	119,300
Cinemark Holdings, Inc.	2,922	117,464
International Game Technology plc	5,330	105,268
Churchill Downs, Inc.	375	104,137
Eldorado Resorts, Inc.*,1	2,141	104,053
Penn National Gaming, Inc.*	2,877	94,711
Red Rock Resorts, Inc. — Class A	3,501	93,302
SeaWorld Entertainment, Inc.*	2,840	89,261
AMC Entertainment Holdings, Inc. — Class A1	4,078	83,599
Scientific Games Corp. — Class A*	3,140	79,756
Pinnacle Entertainment, Inc.*	2,236	75,331
Total Entertainment		1,835,239

Leisure Time - 7.8%
Carnival Corp.	5,380	343,083
Royal Caribbean Cruises Ltd.	2,108	273,914
Norwegian Cruise Line Holdings Ltd.*	3,273	187,968
Harley-Davidson, Inc.	3,156	142,967
Polaris Industries, Inc.	1,260	127,197
Planet Fitness, Inc. — Class A*	2,350	126,970
Brunswick Corp.	1,875	125,662
Callaway Golf Co.	3,399	82,562
Vista Outdoor, Inc.*	2,991	53,509
Total Leisure Time		1,463,832

Agriculture - 6.9%
Philip Morris International, Inc.	7,261	592,062
Altria Group, Inc.	9,247	557,686
British American Tobacco plc ADR	3,263	152,154
Total Agriculture		1,301,902

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LEISURE FUND

	Shares	Value

Beverages - 6.3%
Constellation Brands, Inc. — Class A	1,559	$336,151
Brown-Forman Corp. — Class B	5,225	264,124
Molson Coors Brewing Co. — Class B	3,028	186,222
Anheuser-Busch InBev S.A. ADR[1]	2,033	178,030
Diageo plc ADR	940	133,170
Boston Beer Company, Inc. — Class A*	350	100,625
Total Beverages		1,198,322

Software - 5.2%
Activision Blizzard, Inc.	5,142	427,763
Electronic Arts, Inc.*	2,729	328,817
Take-Two Interactive Software, Inc.*	1,557	214,851
Total Software		971,431

Toys, Games & Hobbies - 1.6%
Hasbro, Inc.	1,803	189,531
Mattel, Inc.*,1	7,651	120,121
Total Toys, Games & Hobbies		309,652

Food Service - 0.9%
Aramark	4,000	172,080

Miscellaneous Manufacturing - 0.3%
American Outdoor Brands Corp.*	3,070	47,677

Total Common Stocks
(Cost $13,462,333)		18,814,937

RIGHTS††† - 0.0%
Nexstar media Group CVR*,2	8,160	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 1.1%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$116,188	116,188
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	57,408	57,408
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	38,272	38,272
Total Repurchase Agreements
(Cost $211,868)		211,868

	Shares

SECURITIES LENDING COLLATERAL†,4 - 5.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[5]	963,027	963,027
Total Securities Lending Collateral
(Cost $963,027)		963,027

Total Investments - 105.9%
(Cost $14,637,228)		$19,989,832
Other Assets & Liabilities, net - (5.9)%		(1,113,106)
Total Net Assets - 100.0%		$18,876,726

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
CVR — Contingent Value Rights
plc — Public Limited Company

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$18,814,937	$—	$—		$18,814,937
Rights	—	—	—	*	—
Repurchase Agreements	—	211,868	—		211,868
Securities Lending Collateral	963,027	—	—		963,027
Total Assets	$19,777,964	$211,868	$—		$19,989,832

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $933,403 of securities loaned (cost $14,425,360)	$19,777,964
Repurchase agreements, at value (cost $211,868)	211,868
Receivables:
Securities sold	307,277
Dividends	35,583
Foreign tax reclaims	2,866
Fund shares sold	2,748
Securities lending income	317
Interest	40
Total assets	20,338,663

Liabilities:
Payable for:
Return of securities loaned	963,027
Fund shares redeemed	466,031
Management fees	14,145
Transfer agent and administrative fees	4,160
Portfolio accounting fees	1,664
Distribution and service fees	1,610
Trustees’ fees*	23
Miscellaneous	11,277
Total liabilities	1,461,937
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,876,726

Net assets consist of:
Paid in capital	$15,153,854
Total distributable earnings (loss)	3,722,872
Net assets	$18,876,726

Investor Class:
Net assets	$13,623,574
Capital shares outstanding	180,699
Net asset value per share	$75.39

A-Class:
Net assets	$2,408,549
Capital shares outstanding	34,621
Net asset value per share	$69.57
Maximum offering price per share (Net asset value divided by 95.25%)	$73.04

C-Class:
Net assets	$1,073,253
Capital shares outstanding	17,226
Net asset value per share	$62.30

H-Class:
Net assets	$1,771,350
Capital shares outstanding	26,155
Net asset value per share	$67.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $681)	$241,111
Interest	1,124
Income from securities lending, net	9,500
Total investment income	251,735

Expenses:
Management fees	114,192
Distribution and service fees:
A-Class	3,043
C-Class	6,237
H-Class	7,478
Transfer agent and administrative fees	33,586
Registration fees	13,870
Portfolio accounting fees	13,434
Trustees’ fees*	4,700
Custodian fees	1,795
Line of credit fees	144
Miscellaneous	11,236
Total expenses	209,715
Net investment income	42,020

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	385,002
Net realized gain	385,002
Net change in unrealized appreciation (depreciation) on:
Investments	1,103,677
Net change in unrealized appreciation (depreciation)	1,103,677
Net realized and unrealized gain	1,488,679
Net increase in net assets resulting from operations	$1,530,699

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,020	$109,700
Net realized gain on investments	385,002	3,290,916
Net change in unrealized appreciation (depreciation) on investments	1,103,677	(1,627,234)
Net increase in net assets resulting from operations	1,530,699	1,773,382

Distributions to shareholders:
Investor Class	—	(947,689)[1]
A-Class	—	(138,789)[1]
C-Class	—	(103,473)[1]
H-Class	—	(116,561)[1]
Total distributions to shareholders	—	(1,306,512)

Capital share transactions:
Proceeds from sale of shares
Investor Class	27,534,718	102,205,449
A-Class	1,319,148	10,302,546
C-Class	85,188	769,473
H-Class	43,614,658	56,055,436
Distributions reinvested
Investor Class	—	930,451
A-Class	—	135,938
C-Class	—	101,407
H-Class	—	115,687
Cost of shares redeemed
Investor Class	(29,440,686)	(103,166,413)
A-Class	(2,409,960)	(9,197,544)
C-Class	(384,227)	(880,744)
H-Class	(44,188,830)	(58,312,130)
Net decrease from capital share transactions	(3,869,991)	(940,444)
Net decrease in net assets	(2,339,292)	(473,574)

Net assets:
Beginning of period	21,216,018	21,689,592
End of period	$18,876,726	$21,216,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	377,976	1,395,004
A-Class	19,415	151,772
C-Class	1,395	12,653
H-Class	681,080	853,814
Shares issued from reinvestment of distributions
Investor Class	—	12,821
A-Class	—	2,026
C-Class	—	1,678
H-Class	—	1,771
Shares redeemed
Investor Class	(402,580)	(1,405,653)
A-Class	(36,003)	(135,608)
C-Class	(6,333)	(14,202)
H-Class	(684,733)	(884,326)
Net decrease in shares	(49,783)	(8,250)

[1]	For the year ended March 29, 2018, the distributions to shareholders from net investment income and net realized gains were as follows (see Note 9):

Net investment income
Investor Class	$(341,515)
A-Class	(50,015)
C-Class	(37,288)
H-Class	(42,005)

Net realized gains
Investor Class	$(606,174)
A-Class	(88,774)
C-Class	(66,185)
H-Class	(74,556)

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$71.23	$70.95	$61.36	$60.75	$55.81	$44.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.36	.52	.22	.52	.20
Net gain (loss) on investments (realized and unrealized)	3.93	4.48	9.38	.82	5.64	10.95
Total from investment operations	4.16	4.84	9.90	1.04	6.16	11.15
Less distributions from:
Net investment income	—	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	—	(2.92)	—	(.11)	(1.10)	—
Total distributions	—	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$75.39	$71.23	$70.95	$61.36	$60.75	$55.81

Total Return	5.84%	6.71%	16.20%	1.72%	11.15%	24.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,624	$14,625	$14,413	$15,173	$48,494	$24,139
Ratios to average net assets:
Net investment income (loss)	0.63%	0.49%	0.81%	0.35%	0.89%	0.39%
Total expenses	1.44%	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	207%	442%	352%	339%	343%	265%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$65.82	$66.03	$57.27	$56.88	$52.46	$42.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.17	.23	.08	.38	.04
Net gain (loss) on investments (realized and unrealized)	3.62	4.18	8.84	.74	5.26	10.34
Total from investment operations	3.75	4.35	9.07	.82	5.64	10.38
Less distributions from:
Net investment income	—	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	—	(2.92)	—	(.11)	(1.10)	—
Total distributions	—	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$69.57	$65.82	$66.03	$57.27	$56.88	$52.46

Total Return[c]	5.70%	6.46%	15.91%	1.45%	10.86%	24.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,409	$3,371	$2,180	$7,990	$10,703	$1,778
Ratios to average net assets:
Net investment income (loss)	0.39%	0.24%	0.40%	0.15%	0.69%	0.09%
Total expenses	1.69%	1.63%	1.62%	1.60%	1.58%	1.62%
Portfolio turnover rate	207%	442%	352%	339%	343%	265%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$59.16	$60.23	$52.65	$52.72	$49.07	$39.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.36)	(.18)	(.28)	(.19)	(.27)
Net gain (loss) on investments (realized and unrealized)	3.26	3.85	8.07	.64	5.06	9.69
Total from investment operations	3.14	3.49	7.89	.36	4.87	9.42
Less distributions from:
Net investment income	—	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	—	(2.92)	—	(.11)	(1.10)	—
Total distributions	—	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$62.30	$59.16	$60.23	$52.65	$52.72	$49.07

Total Return[c]	5.31%	5.66%	15.05%	0.69%	10.04%	23.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,073	$1,311	$1,327	$1,353	$1,590	$1,460
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.58%)	(0.33%)	(0.54%)	(0.37%)	(0.59%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	207%	442%	352%	339%	343%	265%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$64.06	$64.38	$55.85	$55.50	$51.31	$41.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	.07	.20	.27	.30	(.11)
Net gain (loss) on investments (realized and unrealized)	3.83	4.17	8.64	.51	5.11	10.15
Total from investment operations	3.67	4.24	8.84	.78	5.41	10.04
Less distributions from:
Net investment income	—	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	—	(2.92)	—	(.11)	(1.10)	—
Total distributions	—	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$67.73	$64.06	$64.38	$55.85	$55.50	$51.31

Total Return	5.73%	6.45%	15.90%	1.41%	10.66%	24.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,771	$1,910	$3,769	$13,212	$7,074	$3,115
Ratios to average net assets:
Net investment income (loss)	(0.47%)	0.10%	0.34%	0.49%	0.55%	(0.23%)
Total expenses	1.68%	1.63%	1.63%	1.64%	1.83%	1.87%
Portfolio turnover rate	207%	442%	352%	339%	343%	265%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods presented prior to that date reflect the performance of the former Advisor Class.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	7.4%
Newmont Mining Corp.	6.6%
Barrick Gold Corp.	6.2%
Franco-Nevada Corp.	5.9%
Goldcorp, Inc.	5.2%
Wheaton Precious Metals Corp.	5.2%
Randgold Resources Ltd. ADR	4.9%
Agnico Eagle Mines Ltd.	4.7%
VanEck Vectors Junior Gold Miners ETF	3.9%
Royal Gold, Inc.	3.8%
Top Ten Total	53.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(17.40%)	(22.49%)	(6.79%)	(5.49%)
A-Class Shares	(17.49%)	(22.68%)	(7.05%)	(5.74%)
A-Class Shares with sales charge‡	(21.41%)	(26.35%)	(7.95%)	(6.20%)
C-Class Shares	(17.81%)	(23.27%)	(7.72%)	(6.43%)
C-Class Shares with CDSC§	(18.63%)	(23.99%)	(7.72%)	(6.43%)
H-Class Shares**	(17.47%)	(22.70%)	(7.15%)	(5.91%)
S&P 500 Materials Index	2.95%	4.01%	8.79%	8.47%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Freeport-McMoRan, Inc.	281,103	$3,912,954
Newmont Mining Corp.	114,822	3,467,624
Barrick Gold Corp.	295,636	3,275,647
Franco-Nevada Corp.	49,858	3,118,618
Goldcorp, Inc.	269,734	2,751,287
Wheaton Precious Metals Corp.	155,370	2,718,975
Randgold Resources Ltd. ADR	36,730	2,591,302
Agnico Eagle Mines Ltd.	72,224	2,470,061
Royal Gold, Inc.	25,629	1,974,971
Kirkland Lake Gold Ltd.[1]	102,126	1,939,373
AngloGold Ashanti Ltd. ADR[1]	190,588	1,635,245
Pan American Silver Corp.	94,150	1,389,654
Kinross Gold Corp.*	483,791	1,306,236
B2Gold Corp.*	505,966	1,163,722
Alamos Gold, Inc. — Class A	251,498	1,159,406
Yamana Gold, Inc.[1]	464,903	1,157,608
IAMGOLD Corp.*	301,748	1,110,433
Gold Fields Ltd. ADR	437,191	1,058,002
Pretium Resources, Inc.*	134,886	1,026,482
Osisko Gold Royalties Ltd.[1]	128,543	975,641
Novagold Resources, Inc.*,1	256,719	952,428
First Majestic Silver Corp.*,1	163,155	926,720
SSR Mining, Inc.*	101,088	880,476
Sibanye Gold Ltd. ADR*	351,770	875,907
Hecla Mining Co.	308,224	859,945
Coeur Mining, Inc.*	160,016	852,885
Seabridge Gold, Inc.*,1	64,412	834,135
MAG Silver Corp.*	92,674	751,586
Fortuna Silver Mines, Inc.*	169,158	739,220
Sandstorm Gold Ltd.*	197,597	737,037
Tahoe Resources, Inc.*	260,435	726,614
Endeavour Silver Corp.*,1	206,136	476,174
Gold Resource Corp.	92,107	473,430
Total Mining		50,289,798

Total Common Stocks
(Cost $49,922,999)		50,289,798

EXCHANGE-TRADED FUNDS† - 3.9%
VanEck Vectors Junior Gold Miners ETF	75,244	2,058,676
Total Exchange-Traded Funds
(Cost $2,135,843)		2,058,676

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.0%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$291,667	291,667
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	144,111	144,111
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	96,074	96,074
Total Repurchase Agreements
(Cost $531,852)		531,852

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	2,330,842	2,330,842
Total Securities Lending Collateral
(Cost $2,330,842)		2,330,842

Total Investments - 104.9%
(Cost $54,921,536)		$55,211,168
Other Assets & Liabilities, net - (4.9)%		(2,604,037)
Total Net Assets - 100.0%		$52,607,131

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$50,289,798	$—	$—	$50,289,798
Exchange-Traded Funds	2,058,676	—	—	2,058,676
Repurchase Agreements	—	531,852	—	531,852
Securities Lending Collateral	2,330,842	—	—	2,330,842
Total Assets	$54,679,316	$531,852	$—	$55,211,168

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $2,277,016 of securities loaned (cost $54,389,684)	$54,679,316
Repurchase agreements, at value (cost $531,852)	531,852
Receivables:
Fund shares sold	10,994,121
Dividends	6,930
Securities lending income	1,624
Foreign tax reclaims	1,289
Interest	100
Total assets	66,215,232

Liabilities:
Payable for:
Securities purchased	10,751,095
Return of securities loaned	2,330,842
Foreign capital gain taxes	276,533
Fund shares redeemed	187,203
Management fees	24,751
Transfer agent and administrative fees	8,250
Distribution and service fees	4,656
Portfolio accounting fees	3,300
Trustees’ fees*	20
Miscellaneous	21,451
Total liabilities	13,608,101
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,607,131

Net assets consist of:
Paid in capital	$108,856,523
Total distributable earnings (loss)	(56,249,392)
Net assets	$52,607,131

Investor Class:
Net assets	$26,334,272
Capital shares outstanding	1,177,712
Net asset value per share	$22.36

A-Class:
Net assets	$12,548,031
Capital shares outstanding	588,295
Net asset value per share	$21.33
Maximum offering price per share (Net asset value divided by 95.25%)	$22.39

C-Class:
Net assets	$2,153,949
Capital shares outstanding	117,851
Net asset value per share	$18.28

H-Class:
Net assets	$11,570,879
Capital shares outstanding	560,315
Net asset value per share	$20.65

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $18,215)	$171,338
Interest	4,827
Income from securities lending, net	14,766
Total investment income	190,931

Expenses:
Management fees	193,298
Distribution and service fees:
A-Class	16,131
C-Class	25,108
H-Class	4,310
Transfer agent and administrative fees	64,433
Portfolio accounting fees	25,773
Registration fees	24,782
Trustees’ fees*	8,956
Custodian fees	3,507
Line of credit fees	227
Miscellaneous	25,389
Total expenses	391,914
Net investment loss	(200,983)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,552,887)
Net realized loss	(7,552,887)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,913,155)
Net change in unrealized appreciation (depreciation)	(2,913,155)
Net realized and unrealized loss	(10,466,042)
Net decrease in net assets resulting from operations	$(10,667,025)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(200,983)	$(476,465)
Net realized gain (loss) on investments	(7,552,887)	9,968,782
Net change in unrealized appreciation (depreciation) on investments	(2,913,155)	(17,626,147)
Net decrease in net assets resulting from operations	(10,667,025)	(8,133,830)

Distributions to shareholders:
Investor Class	—	(1,823,837)[1]
A-Class	—	(711,524)[1]
C-Class	—	(410,204)[1]
H-Class	—	(191,873)[1]
Total distributions to shareholders	—	(3,137,438)

Capital share transactions:
Proceeds from sale of shares
Investor Class	105,593,317	388,332,258
A-Class	5,748,879	6,762,139
C-Class	645,980	3,233,948
H-Class	112,922,160	207,730,259
Distributions reinvested
Investor Class	—	1,761,829
A-Class	—	696,023
C-Class	—	402,938
H-Class	—	185,441
Cost of shares redeemed
Investor Class	(107,726,878)	(393,867,952)
A-Class	(3,374,393)	(5,054,979)
C-Class	(4,530,674)	(3,483,183)
H-Class	(101,687,938)	(205,920,301)
Net increase from capital share transactions	7,590,453	778,420
Net decrease in net assets	(3,076,572)	(10,492,848)

Net assets:
Beginning of period	55,683,703	66,176,551
End of period	$52,607,131	$55,683,703

Capital share activity:
Shares sold
Investor Class	4,023,438	12,996,799
A-Class	232,281	236,455
C-Class	29,543	129,810
H-Class	4,769,875	7,482,847
Shares issued from reinvestment of distributions
Investor Class	—	64,253
A-Class	—	26,556
C-Class	—	17,829
H-Class	—	7,309
Shares redeemed
Investor Class	(4,100,572)	(13,218,448)
A-Class	(138,364)	(177,067)
C-Class	(212,779)	(140,411)
H-Class	(4,299,056)	(7,503,501)
Net increase (decrease) in shares	304,366	(77,569)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.07	$30.82	$27.37	$25.11	$35.78	$51.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.17)	(.23)	(.07)	.01	.36
Net gain (loss) on investments (realized and unrealized)	(4.63)	(1.96)	4.85	2.44	(9.88)	(16.06)
Total from investment operations	(4.71)	(2.13)	4.62	2.37	(9.87)	(15.70)
Less distributions from:
Net investment income	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$22.36	$27.07	$30.82	$27.37	$25.11	$35.78

Total Return	(17.40%)	(6.98%)	16.91%	9.67%	(27.88%)	(30.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,334	$33,968	$43,530	$49,321	$30,528	$42,846
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.57%)	(0.67%)	(0.31%)	0.04%	0.96%
Total expenses[d]	1.34%	1.28%	1.27%	1.25%	1.25%	1.27%
Portfolio turnover rate	324%	630%	508%	797%	371%	348%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.85	$29.59	$26.39	$24.28	$34.75	$50.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.22)	(.27)	(.12)	(.10)	.16
Net gain (loss) on investments (realized and unrealized)	(4.42)	(1.90)	4.64	2.34	(9.57)	(15.52)
Total from investment operations	(4.52)	(2.12)	4.37	2.22	(9.67)	(15.36)
Less distributions from:
Net investment income	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$21.33	$25.85	$29.59	$26.39	$24.28	$34.75

Total Return[c]	(17.49%)	(7.24%)	16.59%	9.38%	(28.13%)	(30.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,548	$12,781	$12,085	$3,711	$4,928	$5,235
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(0.79%)	(0.82%)	(0.54%)	(0.29%)	0.45%
Total expenses[d]	1.60%	1.53%	1.52%	1.50%	1.50%	1.52%
Portfolio turnover rate	324%	630%	508%	797%	371%	348%

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$22.24	$25.89	$23.38	$21.67	$31.34	$45.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.39)	(.46)	(.26)	(.29)	(.07)
Net gain (loss) on investments (realized and unrealized)	(3.78)	(1.64)	4.14	2.08	(8.58)	(14.14)
Total from investment operations	(3.96)	(2.03)	3.68	1.82	(8.87)	(14.21)
Less distributions from:
Net investment income	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$18.28	$22.24	$25.89	$23.38	$21.67	$31.34

Total Return[c]	(17.81%)	(7.95%)	15.76%	8.66%	(28.64%)	(31.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,154	$6,697	$7,607	$6,825	$5,590	$9,250
Ratios to average net assets:
Net investment income (loss)	(1.63%)	(1.56%)	(1.59%)	(1.34%)	(0.99%)	(0.22%)
Total expenses[d]	2.34%	2.28%	2.27%	2.25%	2.25%	2.27%
Portfolio turnover rate	324%	630%	508%	797%	371%	348%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$25.02	$28.73	$25.64	$23.64	$33.92	$49.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.25)	(.31)	(.11)	(.14)	.12
Net gain (loss) on investments (realized and unrealized)	(4.26)	(1.84)	4.57	2.22	(9.34)	(15.23)
Total from investment operations	(4.37)	(2.09)	4.26	2.11	(9.48)	(15.11)
Less distributions from:
Net investment income	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	—	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$20.65	$25.02	$28.73	$25.64	$23.64	$33.92

Total Return	(17.47%)	(7.36%)	16.65%	9.17%	(28.24%)	(30.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,571	$2,239	$2,954	$2,556	$8,400	$4,009
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.92%)	(0.94%)	(0.53%)	(0.45%)	0.34%
Total expenses[d]	1.59%	1.53%	1.52%	1.59%	1.75%	1.77%
Portfolio turnover rate	324%	630%	508%	797%	371%	348%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.4%
Simon Property Group, Inc.	2.2%
Crown Castle International Corp.	2.1%
Prologis, Inc.	2.0%
Public Storage	1.8%
Equinix, Inc.	1.8%
AvalonBay Communities, Inc.	1.5%
Equity Residential	1.5%
Welltower, Inc.	1.5%
Weyerhaeuser Co.	1.5%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	8.63%	2.43%	6.59%	4.85%
A-Class Shares with sales charge‡	3.47%	(2.44%)	5.56%	4.34%
C-Class Shares	8.20%	1.65%	5.78%	4.04%
C-Class Shares with CDSC§	7.20%	0.65%	5.78%	4.04%
H-Class Shares	8.63%	2.41%	6.57%	4.83%
MSCI U.S. REIT Index	11.30%	3.74%	9.16%	7.50%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

REITs - 95.1%
REITs-Diversified - 23.8%
American Tower Corp. — Class A	10,569	$1,535,676
Crown Castle International Corp.	11,831	1,317,145
Equinix, Inc.	2,610	1,129,843
Weyerhaeuser Co.	29,455	950,513
Digital Realty Trust, Inc.	8,179	919,974
SBA Communications Corp.*	5,184	832,706
Vornado Realty Trust	9,916	723,868
Duke Realty Corp.	21,913	621,672
VICI Properties, Inc.	25,660	554,769
Lamar Advertising Co. — Class A	6,999	544,522
Gaming and Leisure Properties, Inc.	15,438	544,189
WP Carey, Inc.	7,924	509,592
Forest City Realty Trust, Inc. — Class A	19,999	501,775
New Residential Investment Corp.	26,770	477,041
STORE Capital Corp.	16,879	469,067
CoreSite Realty Corp.	4,008	445,449
EPR Properties	6,472	442,750
Rayonier, Inc.	12,045	407,241
Cousins Properties, Inc.	42,751	380,056
Uniti Group, Inc.	18,144	365,602
GEO Group, Inc.	13,734	345,547
Outfront Media, Inc.	16,344	326,063
CoreCivic, Inc.	13,282	323,151
Retail Properties of America, Inc. — Class A	26,117	318,366
PotlatchDeltic Corp.	7,240	296,478
Total REITs-Diversified		15,283,055

REITs-Office Property - 11.8%
Boston Properties, Inc.	6,888	847,844
Alexandria Real Estate Equities, Inc.	5,664	712,475
SL Green Realty Corp.	5,892	574,647
Kilroy Realty Corp.	7,573	542,908
VEREIT, Inc.	71,423	518,531
Douglas Emmett, Inc.	13,096	493,981
Hudson Pacific Properties, Inc.	13,857	453,401
Highwoods Properties, Inc.	9,163	433,043
JBG SMITH Properties	10,950	403,289
Equity Commonwealth*	12,035	386,203
Paramount Group, Inc.	24,595	371,139
Corporate Office Properties Trust	11,605	346,177
Empire State Realty Trust, Inc. — Class A	19,837	329,493
Columbia Property Trust, Inc.	13,851	327,438
Brandywine Realty Trust	20,697	325,357
Piedmont Office Realty Trust, Inc. — Class A	16,097	304,716
Government Properties Income Trust[1]	18,703	211,157
Total REITs-Office Property		7,581,799

REITs-Apartments - 10.5%
AvalonBay Communities, Inc.	5,369	972,594
Equity Residential	14,414	955,072
Essex Property Trust, Inc.	3,210	791,939
Invitation Homes, Inc.	29,191	668,766
Mid-America Apartment Communities, Inc.	6,538	654,977
UDR, Inc.	15,878	641,948
Camden Property Trust	6,181	578,356
Apartment Investment & Management Co. — Class A	11,633	513,364
American Homes 4 Rent — Class A	22,334	488,891
American Campus Communities, Inc.	11,301	465,149
Total REITs-Apartments		6,731,056

REITs-Health Care - 8.8%
Welltower, Inc.	14,809	952,515
Ventas, Inc.	15,471	841,313
HCP, Inc.	26,165	688,663
Omega Healthcare Investors, Inc.	15,428	505,576
Healthcare Trust of America, Inc. — Class A	17,340	462,458
Medical Properties Trust, Inc.	31,004	462,270
Sabra Health Care REIT, Inc.	17,282	399,560
Senior Housing Properties Trust	22,561	396,171
Healthcare Realty Trust, Inc.	12,831	375,435
Physicians Realty Trust	20,536	346,237
CareTrust REIT, Inc.	13,209	233,931
Total REITs-Health Care		5,664,129

REITs-Hotels - 7.5%
Host Hotels & Resorts, Inc.	36,681	773,969
MGM Growth Properties LLC — Class A	18,112	534,123
Park Hotels & Resorts, Inc.	15,270	501,161
Hospitality Properties Trust	14,801	426,861
Ryman Hospitality Properties, Inc.	4,774	411,376
Apple Hospitality REIT, Inc.	22,599	395,257
LaSalle Hotel Properties	11,115	384,468
RLJ Lodging Trust	17,258	380,194
Sunstone Hotel Investors, Inc.	22,987	376,067
Pebblebrook Hotel Trust[1]	8,571	311,727
DiamondRock Hospitality Co.	25,860	301,786
Total REITs-Hotels		4,796,989

REITs-Warehouse/Industries - 6.8%
Prologis, Inc.	18,971	1,286,044
Liberty Property Trust	11,533	487,269
CyrusOne, Inc.	7,526	477,148
Gramercy Property Trust	14,851	407,511
First Industrial Realty Trust, Inc.	12,381	388,763
EastGroup Properties, Inc.	3,770	360,487
STAG Industrial, Inc.	12,246	336,765
Rexford Industrial Realty, Inc.	10,485	335,101
QTS Realty Trust, Inc. — Class A	6,571	280,385
Total REITs-Warehouse/Industries		4,359,473

REITs-Shopping Centers - 6.0%
Regency Centers Corp.	10,023	648,187
Federal Realty Investment Trust	4,740	599,468
Kimco Realty Corp.	31,408	525,770
Brixmor Property Group, Inc.	26,010	455,435
Weingarten Realty Investors	12,974	386,106

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
REAL ESTATE FUND

	Shares	Value

Urban Edge Properties	14,192	$313,359
DDR Corp.	22,794	305,212
Acadia Realty Trust	10,580	296,557
Retail Opportunity Investments Corp.	15,361	286,790
Total REITs-Shopping Centers		3,816,884

REITs-Mortgage - 5.9%
Annaly Capital Management, Inc.	68,625	702,034
AGNC Investment Corp.	31,036	578,201
Starwood Property Trust, Inc.	21,771	468,512
Blackstone Mortgage Trust, Inc. — Class A1	11,572	387,778
Two Harbors Investment Corp.	25,082	374,474
Chimera Investment Corp.	19,567	354,750
MFA Financial, Inc.	47,559	349,559
Apollo Commercial Real Estate Finance, Inc.	15,737	296,957
Invesco Mortgage Capital, Inc.	16,226	256,695
Total REITs-Mortgage		3,768,960

REITs-Storage - 5.1%
Public Storage	5,705	1,150,299
Extra Space Storage, Inc.	7,416	642,522
Iron Mountain, Inc.	17,757	612,972
CubeSmart	15,589	444,754
Life Storage, Inc.	4,313	410,425
Total REITs-Storage		3,260,972

REITs-Regional Malls - 4.5%
Simon Property Group, Inc.	8,127	1,436,447
Macerich Co.	9,820	542,948
Taubman Centers, Inc.	6,243	373,519
Tanger Factory Outlet Centers, Inc.[1]	12,729	291,240
Washington Prime Group, Inc.	32,328	235,994
Total REITs-Regional Malls		2,880,148

REITs-Single Tenant - 2.6%
Realty Income Corp.	13,986	795,664
National Retail Properties, Inc.	11,796	528,697
Spirit Realty Capital, Inc.	45,277	364,933
Total REITs-Single Tenant		1,689,294

REITs-Manufactured Homes - 1.8%
Sun Communities, Inc.	5,723	581,113
Equity LifeStyle Properties, Inc.	5,931	572,045
Total REITs-Manufactured Homes		1,153,158
Total REITs		60,985,917

Real Estate - 3.6%
Real Estate Management/Services - 2.1%
CBRE Group, Inc. — Class A*	16,937	746,922
Realogy Holdings Corp.[1]	15,569	321,344
Redfin Corp.*,1	13,374	250,094
Total Real Estate Management/Services		1,318,360

Real Estate Management & Development - 1.5%
Jones Lang LaSalle, Inc.	3,507	506,130
Howard Hughes Corp.*	3,597	446,819
Total Real Estate Management & Development		952,949
Total Real Estate		2,271,309

Private Equity - 0.5%
Kennedy-Wilson Holdings, Inc.	15,851	340,796

Diversified Financial Services - 0.4%
Ladder Capital Corp. — Class A	16,020	271,379

Total Common Stocks
(Cost $63,375,149)		63,869,401

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$152,559	152,559
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	75,378	75,378
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	50,252	50,252
Total Repurchase Agreements
(Cost $278,189)		278,189

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,212,819	1,212,819
Total Securities Lending Collateral
(Cost $1,212,819)		1,212,819

Total Investments - 101.9%
(Cost $64,866,157)		$65,360,409
Other Assets & Liabilities, net - (1.9)%		(1,246,370)
Total Net Assets - 100.0%		$64,114,039

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$63,869,401	$—	$—	$63,869,401
Repurchase Agreements	—	278,189	—	278,189
Securities Lending Collateral	1,212,819	—	—	1,212,819
Total Assets	$65,082,220	$278,189	$—	$65,360,409

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,200,751 of securities loaned (cost $64,587,968)	$65,082,220
Repurchase agreements, at value (cost $278,189)	278,189
Cash	4,310
Receivables:
Securities sold	1,379,799
Dividends	380,001
Fund shares sold	94,696
Securities lending income	618
Interest	52
Total assets	67,219,885

Liabilities:
Payable for:
Fund shares redeemed	1,786,773
Return of securities loaned	1,212,819
Management fees	44,148
Distribution and service fees	13,411
Transfer agent and administrative fees	12,985
Portfolio accounting fees	5,194
Trustees’ fees*	24
Miscellaneous	30,492
Total liabilities	3,105,846
Commitments and contingent liabilities (Note 10)	—
Net assets	$64,114,039

Net assets consist of:
Paid in capital	$65,610,756
Total distributable earnings (loss)	(1,496,717)
Net assets	$64,114,039

A-Class:
Net assets	$1,340,737
Capital shares outstanding	34,364
Net asset value per share	$39.02
Maximum offering price per share (Net asset value divided by 95.25%)	$40.97

C-Class:
Net assets	$805,075
Capital shares outstanding	23,569
Net asset value per share	$34.16

H-Class:
Net assets	$61,968,227
Capital shares outstanding	1,592,403
Net asset value per share	$38.91

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$703,193
Interest	1,590
Income from securities lending, net	1,314
Total investment income	706,097

Expenses:
Management fees	149,571
Distribution and service fees:
A-Class	1,711
C-Class	4,527
H-Class	41,149
Transfer agent and administrative fees	43,991
Portfolio accounting fees	17,597
Trustees’ fees*	3,786
Custodian fees	2,296
Line of credit fees	46
Miscellaneous	36,400
Total expenses	301,074
Net investment income	405,023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	103,052
Net realized gain	103,052
Net change in unrealized appreciation (depreciation) on:
Investments	98,687
Net change in unrealized appreciation (depreciation)	98,687
Net realized and unrealized gain	201,739
Net increase in net assets resulting from operations	$606,762

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$405,023	$484,629
Net realized gain (loss) on investments	103,052	(726,449)
Net change in unrealized appreciation (depreciation) on investments	98,687	(850,068)
Net increase (decrease) in net assets resulting from operations	606,762	(1,091,888)

Distributions to shareholders:
A-Class	—	(36,813)[1]
C-Class	—	(5,875)[1]
H-Class	—	(81,666)[1]
Total distributions to shareholders	—	(124,354)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,340,475	27,925,045
C-Class	864,531	2,801,676
H-Class	171,989,682	243,325,987
Distributions reinvested
A-Class	—	36,686
C-Class	—	5,841
H-Class	—	79,934
Cost of shares redeemed
A-Class	(6,350,793)	(28,893,180)
C-Class	(1,129,083)	(2,744,067)
H-Class	(119,485,991)	(240,126,671)
Net increase from capital share transactions	53,228,821	2,411,251
Net increase in net assets	53,835,583	1,195,009

Net assets:
Beginning of period	10,278,456	9,083,447
End of period	$64,114,039	$10,278,456

Capital share activity:
Shares sold
A-Class	185,236	735,037
C-Class	25,796	83,624
H-Class	4,509,986	6,430,451
Shares issued from reinvestment of distributions
A-Class	—	945
C-Class	—	171
H-Class	—	2,064
Shares redeemed
A-Class	(164,403)	(769,379)
C-Class	(33,672)	(82,363)
H-Class	(3,163,215)	(6,355,704)
Net increase in shares	1,359,728	44,846

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$35.92	$37.55	$37.31	$38.34	$33.47	$34.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.65	.34	.65	.42	.65
Net gain (loss) on investments (realized and unrealized)	2.77	(2.08)	2.15	(1.24)	4.77	(.14)
Total from investment operations	3.10	(1.43)	2.49	(.59)	5.19	.51
Less distributions from:
Net investment income	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$39.02	$35.92	$37.55	$37.31	$38.34	$33.47

Total Return[c]	8.63%	(3.85%)	7.17%	(1.46%)	15.58%	1.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,341	$486	$1,762	$9,223	$6,329	$4,124
Ratios to average net assets:
Net investment income (loss)	1.69%	1.69%	0.89%	1.82%	1.13%	1.92%
Total expenses	1.69%	1.63%	1.63%	1.62%	1.60%	1.65%
Portfolio turnover rate	315%	1,010%	1,060%	880%	599%	788%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$31.57	$33.28	$33.56	$34.81	$30.64	$31.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.29	.19	.22	.23	.29
Net gain (loss) on investments (realized and unrealized)	2.37	(1.80)	1.78	(1.03)	4.26	(.07)
Total from investment operations	2.59	(1.51)	1.97	(.81)	4.49	.22
Less distributions from:
Net investment income	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$34.16	$31.57	$33.28	$33.56	$34.81	$30.64

Total Return[c]	8.20%	(4.56%)	6.37%	(2.25%)	14.73%	1.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$805	$993	$999	$1,947	$2,937	$2,497
Ratios to average net assets:
Net investment income (loss)	1.29%	0.86%	0.56%	0.69%	0.70%	0.93%
Total expenses	2.43%	2.38%	2.38%	2.36%	2.35%	2.38%
Portfolio turnover rate	315%	1,010%	1,060%	880%	599%	788%

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$35.82	$37.45	$37.21	$38.25	$33.40	$34.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.92	.27	.71	.48	.52
Net gain (loss) on investments (realized and unrealized)	2.63	(2.35)	2.22	(1.31)	4.69	(.03)
Total from investment operations	3.09	(1.43)	2.49	(.60)	5.17	.49
Less distributions from:
Net investment income	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	—	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$38.91	$35.82	$37.45	$37.21	$38.25	$33.40

Total Return	8.63%	(3.86%)	7.18%	(1.49%)	15.55%	1.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,968	$8,800	$6,322	$34,504	$37,625	$19,753
Ratios to average net assets:
Net investment income (loss)	2.36%	2.43%	0.70%	1.97%	1.32%	1.52%
Total expenses	1.69%	1.63%	1.62%	1.62%	1.60%	1.64%
Portfolio turnover rate	315%	1,010%	1,060%	880%	599%	788%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	9.8%
Walmart, Inc.	5.1%
Home Depot, Inc.	4.7%
Netflix, Inc.	3.9%
Alibaba Group Holding Ltd. ADR	3.5%
Costco Wholesale Corp.	3.1%
Booking Holdings, Inc.	3.0%
Lowe's Companies, Inc.	2.9%
Walgreens Boots Alliance, Inc.	2.6%
TJX Companies, Inc.	2.6%
Top Ten Total	41.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	15.08%	27.51%	9.23%	12.57%
A-Class Shares	14.93%	27.21%	9.02%	12.32%
A-Class Shares with sales charge‡	9.46%	21.16%	7.96%	11.78%
C-Class Shares	14.53%	26.23%	8.18%	11.46%
C-Class Shares with CDSC§	13.53%	25.23%	8.18%	11.46%
H-Class Shares**	14.91%	27.16%	8.91%	12.17%
S&P 500 Consumer Discretionary Index	17.01%	32.54%	16.05%	17.40%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Retail - 61.7%
Walmart, Inc.	41,049	$3,854,912
Home Depot, Inc.	17,225	3,568,159
Costco Wholesale Corp.	10,159	2,386,146
Lowe’s Companies, Inc.	19,421	2,229,919
Walgreens Boots Alliance, Inc.	27,393	1,996,950
TJX Companies, Inc.	17,717	1,984,658
Target Corp.	18,202	1,605,598
Ross Stores, Inc.	14,636	1,450,428
Dollar General Corp.	11,540	1,261,322
O’Reilly Automotive, Inc.*	3,584	1,244,795
Best Buy Company, Inc.	13,864	1,100,247
AutoZone, Inc.*	1,381	1,071,242
Dollar Tree, Inc.*	12,437	1,014,237
Ulta Beauty, Inc.*	3,365	949,334
Tiffany & Co.	7,322	944,318
Genuine Parts Co.	8,963	890,922
Advance Auto Parts, Inc.	4,915	827,342
CarMax, Inc.*	11,063	826,074
Kohl’s Corp.	11,035	822,659
Gap, Inc.	27,755	800,732
Burlington Stores, Inc.*	4,894	797,330
Tractor Supply Co.	8,635	784,749
Macy’s, Inc.	22,313	774,931
Qurate Retail, Inc. — Class A*	33,470	743,369
Nordstrom, Inc.	12,410	742,242
L Brands, Inc.	22,912	694,234
Five Below, Inc.*	4,990	648,999
Foot Locker, Inc.	11,551	588,870
Ollie’s Bargain Outlet Holdings, Inc.*	6,071	583,423
Williams-Sonoma, Inc.[1]	8,264	543,110
American Eagle Outfitters, Inc.	20,229	502,286
Urban Outfitters, Inc.*	12,039	492,395
Penske Automotive Group, Inc.	9,466	448,594
Dick’s Sporting Goods, Inc.	12,422	440,733
AutoNation, Inc.*	10,458	434,530
Signet Jewelers Ltd.	6,571	433,226
DSW, Inc. — Class A	11,762	398,497
Michaels Companies, Inc.*	24,318	394,681
RH*,1	2,992	391,982
Floor & Decor Holdings, Inc. — Class A*	12,220	368,677
PriceSmart, Inc.	4,502	364,437
Sally Beauty Holdings, Inc.*,1	18,998	349,373
Children’s Place, Inc.	2,679	342,376
Dillard’s, Inc. — Class A1	4,453	339,942
Lithia Motors, Inc. — Class A	3,960	323,374
Guess?, Inc.	14,293	323,022
Big Lots, Inc.	7,308	305,401
Bed Bath & Beyond, Inc.	20,030	300,450
Abercrombie & Fitch Co. — Class A	13,490	284,909
GameStop Corp. — Class A1	18,385	280,739
Tailored Brands, Inc.	10,610	267,266
Group 1 Automotive, Inc.	3,826	248,307
Conn’s, Inc.*	7,008	247,733
Chico’s FAS, Inc.	28,572	247,719
Express, Inc.*	19,387	214,420
PetMed Express, Inc.[1]	5,600	184,856
Lumber Liquidators Holdings, Inc.*	9,475	146,768
Hibbett Sports, Inc.*,1	7,114	133,743
Total Retail		46,941,687

Internet - 33.5%
Amazon.com, Inc.*	3,701	7,413,103
Netflix, Inc.*	8,019	3,000,149
Alibaba Group Holding Ltd. ADR*	16,130	2,657,579
Booking Holdings, Inc.*	1,141	2,263,744
JD.com, Inc. ADR*	49,093	1,280,836
eBay, Inc.*	36,630	1,209,523
Ctrip.com International Ltd. ADR*	28,836	1,071,834
Expedia Group, Inc.	7,692	1,003,652
Wayfair, Inc. — Class A*,1	6,018	888,678
MercadoLibre, Inc.	2,280	776,272
GrubHub, Inc.*	5,420	751,320
Vipshop Holdings Ltd. ADR*	106,920	667,181
Baozun, Inc. ADR*	13,020	632,512
Etsy, Inc.*	10,050	516,369
Stamps.com, Inc.*	1,860	420,732
Liberty Expedia Holdings, Inc. — Class A*	7,958	374,344
Shutterfly, Inc.*	5,164	340,256
Overstock.com, Inc.*,1	7,679	212,708
Total Internet		25,480,792

Distribution & Wholesale - 1.8%
LKQ Corp.*	22,951	726,858
Pool Corp.	3,666	611,782
Total Distribution & Wholesale		1,338,640

Commercial Services - 1.5%
Aaron’s, Inc.	8,491	462,420
Monro, Inc.[1]	5,039	350,714
NutriSystem, Inc.	6,612	244,975
Rent-A-Center, Inc.*	6,750	97,065
Total Commercial Services		1,155,174

Oil & Gas - 0.5%
Murphy USA, Inc.*	4,531	387,219

Leisure Time - 0.4%
Camping World Holdings, Inc. — Class A1	15,200	324,064

Home Furnishings - 0.4%
Sleep Number Corp.*	7,312	268,935

Total Common Stocks
(Cost $62,025,285)		75,896,511

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$98,644	$98,644
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	48,739	48,739
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	32,493	32,493
Total Repurchase Agreements
(Cost $179,876)		179,876

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	3,013,673	3,013,673
Total Securities Lending Collateral
(Cost $3,013,673)		3,013,673

Total Investments - 104.0%
(Cost $65,218,834)		$79,090,060
Other Assets & Liabilities, net - (4.0)%		(3,075,675)
Total Net Assets - 100.0%		$76,014,385

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,896,511	$—	$—	$75,896,511
Repurchase Agreements	—	179,876	—	179,876
Securities Lending Collateral	3,013,673	—	—	3,013,673
Total Assets	$78,910,184	$179,876	$—	$79,090,060

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $2,938,568 of securities loaned (cost $65,038,958)	$78,910,184
Repurchase agreements, at value (cost $179,876)	179,876
Receivables:
Securities sold	8,803,316
Fund shares sold	150,602
Dividends	56,170
Securities lending income	2,020
Interest	33
Total assets	88,102,201

Liabilities:
Payable for:
Securities purchased	6,965,096
Return of securities loaned	3,013,673
Fund shares redeemed	1,973,628
Management fees	55,859
Transfer agent and administrative fees	16,429
Portfolio accounting fees	6,572
Distribution and service fees	4,306
Trustees’ fees*	49
Miscellaneous	52,204
Total liabilities	12,087,816
Commitments and contingent liabilities (Note 10)	—
Net assets	$76,014,385

Net assets consist of:
Paid in capital	$65,143,675
Total distributable earnings (loss)	10,870,710
Net assets	$76,014,385

Investor Class:
Net assets	$56,492,545
Capital shares outstanding	1,627,103
Net asset value per share	$34.72

A-Class:
Net assets	$1,484,679
Capital shares outstanding	45,170
Net asset value per share	$32.87
Maximum offering price per share (Net asset value divided by 95.25%)	$34.51

C-Class:
Net assets	$851,999
Capital shares outstanding	29,220
Net asset value per share	$29.16

H-Class:
Net assets	$17,185,162
Capital shares outstanding	535,867
Net asset value per share	$32.07

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,520)	$497,478
Interest	3,921
Income from securities lending, net	11,411
Total investment income	512,810

Expenses:
Management fees	309,795
Distribution and service fees:
A-Class	2,610
C-Class	4,620
H-Class	17,998
Transfer agent and administrative fees	91,116
Portfolio accounting fees	36,446
Trustees’ fees*	8,367
Custodian fees	4,922
Line of credit fees	10
Miscellaneous	74,098
Total expenses	549,982
Net investment loss	(37,172)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	854,808
Net realized gain	854,808
Net change in unrealized appreciation (depreciation) on:
Investments	9,690,395
Net change in unrealized appreciation (depreciation)	9,690,395
Net realized and unrealized gain	10,545,203
Net increase in net assets resulting from operations	$10,508,031

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(37,172)	$53,904
Net realized gain (loss) on investments	854,808	(234,098)
Net change in unrealized appreciation (depreciation) on investments	9,690,395	761,856
Net increase in net assets resulting from operations	10,508,031	581,662

Capital share transactions:
Proceeds from sale of shares
Investor Class	84,994,122	107,508,613
A-Class	4,863,078	2,267,258
C-Class	884,102	2,196,897
H-Class	42,640,419	171,202,184
Cost of shares redeemed
Investor Class	(56,468,066)	(97,300,877)
A-Class	(4,937,149)	(2,367,312)
C-Class	(758,525)	(3,396,691)
H-Class	(32,529,245)	(165,600,202)
Net increase from capital share transactions	38,688,736	14,509,870
Net increase in net assets	49,196,767	15,091,532

Net assets:
Beginning of period	26,817,618	11,726,086
End of period	$76,014,385	$26,817,618

Capital share activity:
Shares sold
Investor Class	2,652,402	3,804,703
A-Class	153,490	85,542
C-Class	33,086	89,484
H-Class	1,452,921	6,831,279
Shares redeemed
Investor Class	(1,684,035)	(3,463,319)
A-Class	(152,366)	(89,318)
C-Class	(27,552)	(135,935)
H-Class	(1,099,039)	(6,665,830)
Net increase in shares	1,328,907	456,606

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$30.17	$26.78	$26.98	$28.13	$23.54	$19.62
Income (loss) from investment operations:
Net investment income (loss)[b]	— [d]	.11	.03	(.03)	.11	— [d]
Net gain (loss) on investments (realized and unrealized)	4.55	3.28	(.23)	(1.10)	4.48	3.92
Total from investment operations	4.55	3.39	(.20)	(1.13)	4.59	3.92
Less distributions from:
Net investment income	—	—	—	(.02)	—	—
Total distributions	—	—	—	(.02)	—	—
Net asset value, end of period	$34.72	$30.17	$26.78	$26.98	$28.13	$23.54

Total Return	15.08%	12.66%	(0.74%)	(4.01%)	19.50%	19.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,493	$19,876	$8,498	$10,265	$46,283	$65,195
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.40%	0.10%	(0.10%)	0.42%	0.01%
Total expenses	1.44%	1.37%	1.37%	1.34%	1.33%	1.37%
Portfolio turnover rate	125%	1,306%	887%	238%	395%	671%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$28.60	$25.44	$25.69	$26.85	$22.48	$18.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	— [d]	(.08)	(.09)	.06	(.09)
Net gain (loss) on investments (realized and unrealized)	4.30	3.16	(.17)	(1.05)	4.31	3.78
Total from investment operations	4.27	3.16	(.25)	(1.14)	4.37	3.69
Less distributions from:
Net investment income	—	—	—	(.02)	—	—
Total distributions	—	—	—	(.02)	—	—
Net asset value, end of period	$32.87	$28.60	$25.44	$25.69	$26.85	$22.48
Total Return[c]	14.93%	12.42%	(0.97%)	(4.24%)	19.44%	19.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,485	$1,260	$1,217	$6,313	$19,502	$2,049
Ratios to average net assets:
Net investment income (loss)	(0.20%)	—	(0.34%)	(0.36%)	0.25%	(0.42%)
Total expenses	1.69%	1.63%	1.62%	1.60%	1.58%	1.62%
Portfolio turnover rate	125%	1,306%	887%	238%	395%	671%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.46	$22.83	$23.23	$24.46	$20.64	$17.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.17)	(.23)	(.24)	(.19)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.85	2.80	(.17)	(.97)	4.01	3.47
Total from investment operations	3.70	2.63	(.40)	(1.21)	3.82	3.24
Less distributions from:
Net investment income	—	—	—	(.02)	—	—
Total distributions	—	—	—	(.02)	—	—
Net asset value, end of period	$29.16	$25.46	$22.83	$23.23	$24.46	$20.64

Total Return[c]	14.53%	11.52%	(1.76%)	(4.94%)	18.51%	18.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$852	$603	$1,601	$2,532	$3,455	$2,503
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.71%)	(1.00%)	(1.04%)	(0.88%)	(1.16%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.34%	2.37%
Portfolio turnover rate	125%	1,306%	887%	238%	395%	671%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$27.91	$24.83	$25.07	$26.22	$22.00	$18.45
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	.05	— [d]	(.11)	.01	(.14)
Net gain (loss) on investments (realized and unrealized)	4.21	3.03	(.24)	(1.02)	4.21	3.69
Total from investment operations	4.16	3.08	(.24)	(1.13)	4.22	3.55
Less distributions from:
Net investment income	—	—	—	(.02)	—	—
Total distributions	—	—	—	(.02)	—	—
Net asset value, end of period	$32.07	$27.91	$24.83	$25.07	$26.22	$22.00

Total Return	14.91%	12.40%	(0.96%)	(4.31%)	19.18%	19.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,185	$5,079	$411	$3,407	$8,871	$5,391
Ratios to average net assets:
Net investment income (loss)	(0.33%)	0.18%	(—)[f]	(0.44%)	0.05%	(0.64%)
Total expenses	1.69%	1.62%	1.62%	1.71%	1.83%	1.87%
Portfolio turnover rate	125%	1,306%	887%	238%	395%	671%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[f]	Less than (0.01)%.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.0%
Microsoft Corp.	3.6%
Alphabet, Inc. — Class A	3.5%
Facebook, Inc. — Class A	2.6%
Visa, Inc. — Class A	2.1%
Mastercard, Inc. — Class A	1.8%
Cisco Systems, Inc.	1.8%
Intel Corp.	1.8%
Oracle Corp.	1.7%
NVIDIA Corp.	1.6%
Top Ten Total	24.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	11.84%	25.50%	16.77%	13.24%
A-Class Shares	11.71%	25.19%	16.49%	12.92%
A-Class Shares with sales charge‡	6.40%	19.25%	15.35%	12.37%
C-Class Shares	11.29%	24.26%	15.63%	12.11%
C-Class Shares with CDSC§	10.29%	23.26%	15.63%	12.11%
H-Class Shares**	11.71%	25.19%	16.37%	12.75%
S&P 500 Information Technology Index	16.52%	31.49%	22.40%	17.10%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Software - 28.0%
Microsoft Corp.	46,605	$5,330,214
Oracle Corp.	49,588	2,556,757
Adobe Systems, Inc.*	7,714	2,082,394
salesforce.com, Inc.*	12,636	2,009,503
VMware, Inc. — Class A*	9,358	1,460,409
Activision Blizzard, Inc.	17,476	1,453,828
Intuit, Inc.	6,205	1,411,017
Electronic Arts, Inc.*	9,288	1,119,111
ServiceNow, Inc.*	5,630	1,101,397
Fidelity National Information Services, Inc.	9,873	1,076,848
Fiserv, Inc.*	12,879	1,060,972
Autodesk, Inc.*	6,717	1,048,591
Workday, Inc. — Class A*	7,080	1,033,538
NetEase, Inc. ADR	4,430	1,011,147
Paychex, Inc.	12,524	922,393
Red Hat, Inc.*	6,749	919,754
First Data Corp. — Class A*	34,865	853,147
Splunk, Inc.*	6,390	772,615
Atlassian Corporation plc — Class A*	8,020	771,043
CA, Inc.	17,453	770,550
Momo, Inc. ADR*	16,837	737,461
Take-Two Interactive Software, Inc.*	5,278	728,311
ANSYS, Inc.*	3,860	720,585
Broadridge Financial Solutions, Inc.	5,365	707,912
Citrix Systems, Inc.*	6,260	695,862
SS&C Technologies Holdings, Inc.	12,070	685,938
Synopsys, Inc.*	6,930	683,367
PTC, Inc.*	6,073	644,892
Cadence Design Systems, Inc.*	14,075	637,879
Jack Henry & Associates, Inc.	3,972	635,838
Akamai Technologies, Inc.*	8,607	629,602
Ultimate Software Group, Inc.*,1	1,804	581,231
Paycom Software, Inc.*	3,530	548,597
Tableau Software, Inc. — Class A*	4,880	545,291
Aspen Technology, Inc.*	4,520	514,873
CDK Global, Inc.	8,219	514,181
Black Knight, Inc.*	9,570	497,161
HubSpot, Inc.*	2,930	442,284
Nuance Communications, Inc.*	23,570	408,232
Blackbaud, Inc.	4,020	407,950
j2 Global, Inc.	4,433	367,274
Box, Inc. — Class A*	14,280	341,435
CommVault Systems, Inc.*	4,630	324,100
Total Software		41,765,484

Semiconductors - 18.7%
Intel Corp.	55,787	2,638,167
NVIDIA Corp.	8,601	2,417,053
Broadcom, Inc.	7,348	1,812,972
QUALCOMM, Inc.	25,148	1,811,410
Texas Instruments, Inc.	16,668	1,788,310
Micron Technology, Inc.*	27,693	1,252,554
NXP Semiconductor N.V.	13,127	1,122,359
Applied Materials, Inc.	28,061	1,084,558
Analog Devices, Inc.	10,998	1,016,875
Advanced Micro Devices, Inc.*	31,497	972,942
Taiwan Semiconductor Manufacturing Company Ltd. ADR	20,531	906,649
Lam Research Corp.	5,655	857,864
Xilinx, Inc.	10,043	805,147
ASML Holding N.V. — Class G	4,190	787,804
Microchip Technology, Inc.[1]	9,351	737,887
KLA-Tencor Corp.	6,978	709,732
Skyworks Solutions, Inc.	7,754	703,365
Maxim Integrated Products, Inc.	12,143	684,744
Marvell Technology Group Ltd.	33,324	643,153
Qorvo, Inc.*	7,084	544,689
IPG Photonics Corp.*	3,235	504,886
ON Semiconductor Corp.*	26,221	483,253
Teradyne, Inc.	12,548	464,025
Integrated Device Technology, Inc.*	9,368	440,390
Monolithic Power Systems, Inc.	3,160	396,675
Cypress Semiconductor Corp.	26,508	384,101
MKS Instruments, Inc.	4,585	367,488
Entegris, Inc.	12,420	359,559
Silicon Laboratories, Inc.*	3,790	347,922
Cree, Inc.*	8,846	334,998
Cirrus Logic, Inc.*	6,991	269,853
Advanced Energy Industries, Inc.*	4,911	253,653
Total Semiconductors		27,905,037

Internet - 15.9%
Alphabet, Inc. — Class A*	4,311	5,203,722
Facebook, Inc. — Class A*	23,251	3,823,859
Baidu, Inc. ADR*	6,179	1,413,014
Palo Alto Networks, Inc.*	3,645	821,073
Twitter, Inc.*	28,318	805,930
VeriSign, Inc.*	4,994	799,639
YY, Inc. ADR*	10,611	794,976
Weibo Corp. ADR*	10,446	763,916
IAC/InterActiveCorp*	3,500	758,520
Shopify, Inc. — Class A*	4,601	756,680
SINA Corp.*	10,337	718,215
Match Group, Inc.*,1	12,328	713,915
GoDaddy, Inc. — Class A*	8,233	686,550
Symantec Corp.	31,118	662,191
CDW Corp.	7,388	656,941
F5 Networks, Inc.*	3,162	630,566
Snap, Inc. — Class A*,1	68,010	576,725
Zillow Group, Inc. — Class C*	12,302	544,364
Twilio, Inc. — Class A*	6,194	534,418
Okta, Inc.*	7,040	495,334
TripAdvisor, Inc.*	9,110	465,248
Proofpoint, Inc.*	3,940	418,940
Yelp, Inc. — Class A*	7,395	363,834
FireEye, Inc.*	19,400	329,800
Total Internet		23,738,370

Computers - 13.9%
Apple, Inc.	26,286	5,933,802
International Business Machines Corp.	13,968	2,112,101

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
TECHNOLOGY FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A	15,652	$1,207,552
Accenture plc — Class A	7,037	1,197,697
HP, Inc.	44,235	1,139,936
DXC Technology Co.	9,766	913,316
Hewlett Packard Enterprise Co.	53,026	864,854
NetApp, Inc.	9,901	850,397
Check Point Software Technologies Ltd.*	6,551	770,856
Infosys Ltd. ADR	75,260	765,394
Fortinet, Inc.*	8,063	743,973
Western Digital Corp.	12,241	716,588
Seagate Technology plc	13,573	642,682
Leidos Holdings, Inc.	8,574	592,978
Amdocs Ltd.	8,330	549,613
Nutanix, Inc. — Class A*	11,084	473,509
Pure Storage, Inc. — Class A*	16,470	427,397
Lumentum Holdings, Inc.*	5,671	339,977
NCR Corp.*	11,301	321,061
NetScout Systems, Inc.*	9,952	251,288
Total Computers		20,814,971

Commercial Services - 7.0%
PayPal Holdings, Inc.*	20,543	1,804,497
Automatic Data Processing, Inc.	9,749	1,468,784
Square, Inc. — Class A*	12,390	1,226,734
Worldpay, Inc. — Class A*	10,200	1,032,954
FleetCor Technologies, Inc.*	3,590	817,946
Global Payments, Inc.	6,381	812,939
Total System Services, Inc.	7,825	772,641
Gartner, Inc.*	4,335	687,098
Western Union Co.	27,814	530,135
Sabre Corp.	18,680	487,174
Euronet Worldwide, Inc.*	3,990	399,878
2U, Inc.*	4,880	366,927
Total Commercial Services		10,407,707

Telecommunications - 4.7%
Cisco Systems, Inc.	55,561	2,703,043
Motorola Solutions, Inc.	6,519	848,383
Arista Networks, Inc.*	2,948	783,755
Juniper Networks, Inc.	19,091	572,157
CommScope Holding Company, Inc.*	14,164	435,684
LogMeIn, Inc.	4,358	388,298
Ciena Corp.*	12,299	384,221
ARRIS International plc*	14,722	382,625
Finisar Corp.*	13,928	265,328
NETGEAR, Inc.*	3,953	248,446
Total Telecommunications		7,011,940

Electronics - 4.4%
Corning, Inc.	26,946	951,194
Amphenol Corp. — Class A	9,995	939,730
TE Connectivity Ltd.	8,511	748,372
Keysight Technologies, Inc.*	9,640	638,939
Trimble, Inc.*	13,721	596,315
FLIR Systems, Inc.	8,560	526,183
Flex Ltd.*	35,617	467,295
National Instruments Corp.	9,310	449,952
Jabil, Inc.	13,514	365,959
Coherent, Inc.*	2,050	352,990
II-VI, Inc.*	6,698	316,816
Tech Data Corp.*	3,983	285,063
Total Electronics		6,638,808

Diversified Financial Services - 4.4%
Visa, Inc. — Class A	20,935	3,142,134
Mastercard, Inc. — Class A	12,316	2,741,665
Alliance Data Systems Corp.	2,669	630,311
Total Diversified Financial Services		6,514,110

Office & Business Equipment - 0.7%
Zebra Technologies Corp. — Class A*	3,174	561,258
Xerox Corp.	16,863	454,964
Total Office & Business Equipment		1,016,222

Electrical Components & Equipment - 0.5%
Universal Display Corp.[1]	3,560	419,724
Littelfuse, Inc.	2,027	401,123
Total Electrical Components & Equipment		820,847

Machinery-Diversified - 0.4%
Cognex Corp.	9,810	547,594

Advertising - 0.3%
Trade Desk, Inc. — Class A*	3,093	466,765

Energy-Alternate Sources - 0.2%
First Solar, Inc.*	8,231	398,545

Miscellaneous Manufacturing - 0.1%
Ambarella, Inc.*,1	5,155	199,395

Total Common Stocks
(Cost $114,024,535)		148,245,795

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$412,202	412,202
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	203,665	203,665
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	135,777	135,777
Total Repurchase Agreements
(Cost $751,644)		751,644

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
TECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,702,372	$1,702,372
Total Securities Lending Collateral
(Cost $1,702,372)		1,702,372

Total Investments - 100.9%
(Cost $116,478,551)		$150,699,811
Other Assets & Liabilities, net - (0.9)%		(1,294,333)
Total Net Assets - 100.0%		$149,405,478

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$148,245,795	$—	$—	$148,245,795
Repurchase Agreements	—	751,644	—	751,644
Securities Lending Collateral	1,702,372	—	—	1,702,372
Total Assets	$149,948,167	$751,644	$—	$150,699,811

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,651,143 of securities loaned (cost $115,726,907)	$149,948,167
Repurchase agreements, at value (cost $751,644)	751,644
Cash	400
Receivables:
Securities sold	5,529,383
Fund shares sold	1,008,133
Dividends	57,082
Foreign tax reclaims	1,107
Securities lending income	606
Interest	140
Total assets	157,296,662

Liabilities:
Payable for:
Securities purchased	5,950,738
Return of securities loaned	1,702,372
Management fees	89,290
Fund shares redeemed	33,352
Transfer agent and administrative fees	26,262
Distribution and service fees	10,914
Portfolio accounting fees	10,505
Trustees’ fees*	105
Miscellaneous	67,646
Total liabilities	7,891,184
Commitments and contingent liabilities (Note 10)	—
Net assets	$149,405,478

Net assets consist of:
Paid in capital	$114,495,137
Total distributable earnings (loss)	34,910,341
Net assets	$149,405,478

Investor Class:
Net assets	$108,254,575
Capital shares outstanding	1,022,977
Net asset value per share	$105.82

A-Class:
Net assets	$7,282,712
Capital shares outstanding	73,747
Net asset value per share	$98.75
Maximum offering price per share (Net asset value divided by 95.25%)	$103.67

C-Class:
Net assets	$5,819,760
Capital shares outstanding	65,319
Net asset value per share	$89.10

H-Class:
Net assets	$28,048,431
Capital shares outstanding	290,140
Net asset value per share	$96.67

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $766)	$637,555
Interest	7,291
Income from securities lending, net	23,833
Total investment income	668,679

Expenses:
Management fees	579,119
Distribution and service fees:
A-Class	7,402
C-Class	33,509
H-Class	45,793
Transfer agent and administrative fees	170,329
Portfolio accounting fees	68,131
Registration fees	59,201
Trustees’ fees*	21,327
Custodian fees	9,183
Line of credit fees	9
Miscellaneous	72,039
Total expenses	1,066,042
Net investment loss	(397,363)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,599,159
Net realized gain	3,599,159
Net change in unrealized appreciation (depreciation) on:
Investments	10,890,745
Net change in unrealized appreciation (depreciation)	10,890,745
Net realized and unrealized gain	14,489,904
Net increase in net assets resulting from operations	$14,092,541

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(397,363)	$(501,153)
Net realized gain on investments	3,599,159	11,926,887
Net change in unrealized appreciation (depreciation) on investments	10,890,745	10,313,651
Net increase in net assets resulting from operations	14,092,541	21,739,385

Distributions to shareholders:
Investor Class	—	(884,002)[1]
A-Class	—	(88,875)[1]
C-Class	—	(86,701)[1]
H-Class	—	(340,979)[1]
Total distributions to shareholders	—	(1,400,557)

Capital share transactions:
Proceeds from sale of shares
Investor Class	114,403,726	233,535,719
A-Class	3,536,948	14,514,895
C-Class	2,452,233	6,729,760
H-Class	56,642,547	135,900,317
Distributions reinvested
Investor Class	—	881,980
A-Class	—	59,109
C-Class	—	85,105
H-Class	—	340,979
Cost of shares redeemed
Investor Class	(91,523,305)	(224,056,476)
A-Class	(1,935,025)	(14,033,917)
C-Class	(3,746,563)	(4,511,197)
H-Class	(72,928,830)	(124,390,710)
Net increase from capital share transactions	6,901,731	25,055,564
Net increase in net assets	20,994,272	45,394,392

Net assets:
Beginning of period	128,411,206	83,016,814
End of period	$149,405,478	$128,411,206

Capital share activity:
Shares sold
Investor Class	1,126,313	2,639,170
A-Class	37,303	186,346
C-Class	29,015	90,922
H-Class	625,944	1,737,082
Shares issued from reinvestment of distributions
Investor Class	—	9,914
A-Class	—	710
C-Class	—	1,127
H-Class	—	4,187
Shares redeemed
Investor Class	(915,236)	(2,566,368)
A-Class	(20,485)	(176,688)
C-Class	(43,752)	(61,538)
H-Class	(799,728)	(1,587,781)
Net increase in shares	39,374	277,083

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$94.62	$75.45	$60.53	$61.23	$55.90	$43.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.29)	(.09)	(.06)	(.10)	(.09)
Net gain (loss) on investments (realized and unrealized)	11.44	20.66	15.01	(.64)	5.43	12.41
Total from investment operations	11.20	20.37	14.92	(.70)	5.33	12.32
Less distributions from:
Net realized gains	—	(1.20)	—	—	—	—
Total distributions	—	(1.20)	—	—	—	—
Net asset value, end of period	$105.82	$94.62	$75.45	$60.53	$61.23	$55.90

Total Return	11.84%	27.11%	24.63%	(1.14%)	9.53%	28.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,255	$76,820	$55,016	$22,167	$20,458	$32,858
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.34%)	(0.13%)	(0.10%)	(0.17%)	(0.18%)
Total expenses	1.44%	1.37%	1.38%	1.35%	1.35%	1.37%
Portfolio turnover rate	113%	270%	320%	388%	280%	321%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$88.40	$70.74	$56.88	$57.69	$52.79	$41.30
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.45)	(.25)	(.14)	(.21)	(.23)
Net gain (loss) on investments (realized and unrealized)	10.68	19.31	14.11	(.67)	5.11	11.72
Total from investment operations	10.35	18.86	13.86	(.81)	4.90	11.49
Less distributions from:
Net realized gains	—	(1.20)	—	—	—	—
Total distributions	—	(1.20)	—	—	—	—
Net asset value, end of period	$98.75	$88.40	$70.74	$56.88	$57.69	$52.79

Total Return[c]	11.71%	26.77%	24.37%	(1.40%)	9.28%	27.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,283	$5,033	$3,294	$8,327	$9,960	$5,873
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.56%)	(0.40%)	(0.25%)	(0.39%)	(0.47%)
Total expenses	1.69%	1.63%	1.63%	1.60%	1.59%	1.62%
Portfolio turnover rate	113%	270%	320%	388%	280%	321%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$80.06	$64.64	$52.37	$53.50	$49.30	$38.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.62)	(1.02)	(.64)	(.59)	(.58)	(.50)
Net gain (loss) on investments (realized and unrealized)	9.66	17.64	12.91	(.54)	4.78	10.96
Total from investment operations	9.04	16.62	12.27	(1.13)	4.20	10.46
Less distributions from:
Net realized gains	—	(1.20)	—	—	—	—
Total distributions	—	(1.20)	—	—	—	—
Net asset value, end of period	$89.10	$80.06	$64.64	$52.37	$53.50	$49.30

Total Return[c]	11.29%	25.85%	23.41%	(2.11%)	8.52%	26.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,820	$6,409	$3,203	$2,234	$2,910	$2,827
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.37%)	(1.12%)	(1.12%)	(1.13%)	(1.13%)
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	113%	270%	320%	388%	280%	321%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[d,e]
Per Share Data
Net asset value, beginning of period	$86.54	$69.27	$55.72	$56.54	$51.87	$40.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.46)	(.30)	(.23)	(.37)	(.27)
Net gain (loss) on investments (realized and unrealized)	10.45	18.93	13.85	(.59)	5.04	11.49
Total from investment operations	10.13	18.47	13.55	(.82)	4.67	11.22
Less distributions from:
Net realized gains	—	(1.20)	—	—	—	—
Total distributions	—	(1.20)	—	—	—	—
Net asset value, end of period	$96.67	$86.54	$69.27	$55.72	$56.54	$51.87

Total Return	11.71%	26.78%	24.32%	(1.45%)	9.00%	27.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,048	$40,149	$21,504	$1,829	$2,831	$6,915
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.58%)	(0.46%)	(0.42%)	(0.69%)	(0.54%)
Total expenses	1.69%	1.63%	1.63%	1.68%	1.85%	1.87%
Portfolio turnover rate	113%	270%	320%	388%	280%	321%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	11.2%
Cisco Systems, Inc.	10.7%
Verizon Communications, Inc.	10.6%
T-Mobile US, Inc.	5.6%
Sprint Corp.	3.7%
CenturyLink, Inc.	3.4%
Motorola Solutions, Inc.	3.4%
Palo Alto Networks, Inc.	3.3%
Arista Networks, Inc.	3.1%
F5 Networks, Inc.	2.5%
Top Ten Total	57.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	9.21%	13.23%	7.03%	4.86%
A-Class Shares	9.08%	12.95%	6.71%	4.61%
A-Class Shares with sales charge‡	3.89%	7.59%	5.67%	4.10%
C-Class Shares	8.68%	12.10%	5.95%	3.92%
C-Class Shares with CDSC§	7.68%	11.10%	5.95%	3.92%
H-Class Shares**	9.05%	12.92%	6.64%	4.43%
S&P 500 Telecommunication Services Index	8.90%	4.39%	6.65%	8.89%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Telecommunications - 88.7%
AT&T, Inc.	37,602	$1,262,675
Cisco Systems, Inc.	24,721	1,202,677
Verizon Communications, Inc.	22,377	1,194,708
T-Mobile US, Inc.*	8,885	623,549
Sprint Corp.*	63,791	417,193
CenturyLink, Inc.	17,916	379,819
Motorola Solutions, Inc.	2,897	377,016
Arista Networks, Inc.*	1,313	349,074
Juniper Networks, Inc.	8,500	254,745
Zayo Group Holdings, Inc.*	6,771	235,089
Ubiquiti Networks, Inc.[1]	2,196	217,097
Intelsat S.A.*	6,620	198,600
CommScope Holding Company, Inc.*	6,302	193,850
Vodafone Group plc ADR	8,908	193,304
Ciena Corp.*	5,474	171,008
ARRIS International plc*	6,558	170,442
EchoStar Corp. — Class A*	3,555	164,845
America Movil SAB de CV — Class L ADR	9,737	156,376
ViaSat, Inc.*,1	2,435	155,718
Vonage Holdings Corp.*	10,937	154,868
Telephone & Data Systems, Inc.	4,908	149,350
Telefonaktiebolaget LM Ericsson ADR	16,023	141,002
China Mobile Ltd. ADR	2,867	140,282
BCE, Inc.	3,378	136,877
Iridium Communications, Inc.*	5,975	134,437
InterDigital, Inc.	1,651	132,080
Viavi Solutions, Inc.*	11,365	128,879
Plantronics, Inc.	2,089	125,967
Finisar Corp.*	6,201	118,129
NETGEAR, Inc.*	1,756	110,365
Acacia Communications, Inc.*	2,539	105,038
Oclaro, Inc.*	10,826	96,784
Infinera Corp.*	11,526	84,140
Consolidated Communications Holdings, Inc.	5,893	76,845
ADTRAN, Inc.	4,061	71,677
Frontier Communications Corp.[1]	10,585	68,697
Extreme Networks, Inc.*	11,066	60,642
Total Telecommunications		9,953,844

Internet - 7.9%
Palo Alto Networks, Inc.*	1,621	365,146
F5 Networks, Inc.*	1,402	279,587
Cogent Communications Holdings, Inc.	2,371	132,302
Boingo Wireless, Inc.*	2,988	104,281
Total Internet		881,316

Computers - 2.3%
Lumentum Holdings, Inc.*	2,527	151,494
NetScout Systems, Inc.*	4,428	111,807
Total Computers		263,301

Electronics - 0.4%
Applied Optoelectronics, Inc.*,1	2,039	50,282

Total Common Stocks
(Cost $10,298,090)		11,148,743

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$10,162	10,162
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	5,021	5,021
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	3,347	3,347
Total Repurchase Agreements
(Cost $18,530)		18,530

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	375,565	375,565
Total Securities Lending Collateral
(Cost $375,565)		375,565

Total Investments - 102.8%
(Cost $10,692,185)		$11,542,838
Other Assets & Liabilities, net - (2.8)%		(316,125)
Total Net Assets - 100.0%		$11,226,713

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,148,743	$—	$—	$11,148,743
Repurchase Agreements	—	18,530	—	18,530
Securities Lending Collateral	375,565	—	—	375,565
Total Assets	$11,524,308	$18,530	$—	$11,542,838

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $362,079 of securities loaned (cost $10,673,655)	$11,524,308
Repurchase agreements, at value (cost $18,530)	18,530
Cash	611
Receivables:
Fund shares sold	209,788
Dividends	4,460
Foreign tax reclaims	513
Securities lending income	430
Interest	3
Total assets	11,758,643

Liabilities:
Payable for:
Return of securities loaned	375,565
Securities purchased	139,783
Management fees	5,995
Fund shares redeemed	4,471
Transfer agent and administrative fees	1,763
Portfolio accounting fees	705
Distribution and service fees	412
Trustees’ fees*	3
Miscellaneous	3,233
Total liabilities	531,930
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,226,713

Net assets consist of:
Paid in capital	$10,406,904
Total distributable earnings (loss)	819,809
Net assets	$11,226,713

Investor Class:
Net assets	$9,892,121
Capital shares outstanding	190,060
Net asset value per share	$52.05

A-Class:
Net assets	$671,848
Capital shares outstanding	14,049
Net asset value per share	$47.82
Maximum offering price per share (Net asset value divided by 95.25%)	$50.20

C-Class:
Net assets	$285,870
Capital shares outstanding	6,715
Net asset value per share	$42.57

H-Class:
Net assets	$376,874
Capital shares outstanding	8,102
Net asset value per share	$46.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $476)	$47,359
Interest	198
Income from securities lending, net	4,056
Total investment income	51,613

Expenses:
Management fees	21,579
Distribution and service fees:
A-Class	668
C-Class	1,425
H-Class	606
Transfer agent and administrative fees	6,347
Portfolio accounting fees	2,539
Trustees’ fees*	513
Custodian fees	338
Line of credit fees	25
Miscellaneous	5,227
Total expenses	39,267
Net investment income	12,346

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	184,968
Net realized gain	184,968
Net change in unrealized appreciation (depreciation) on:
Investments	322,150
Net change in unrealized appreciation (depreciation)	322,150
Net realized and unrealized gain	507,118
Net increase in net assets resulting from operations	$519,464

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,346	$21,344
Net realized gain on investments	184,968	1,189,343
Net change in unrealized appreciation (depreciation) on investments	322,150	(1,262,386)
Net increase (decrease) in net assets resulting from operations	519,464	(51,699)

Distributions to shareholders:
Investor Class	—	(90,769)[1]
A-Class	—	(21,826)[1]
C-Class	—	(13,315)[1]
H-Class	—	(7,413)[1]
Total distributions to shareholders	—	(133,323)

Capital share transactions:
Proceeds from sale of shares
Investor Class	21,947,263	18,198,892
A-Class	1,588,163	1,789,379
C-Class	700,625	1,338,693
H-Class	16,600,999	45,664,344
Distributions reinvested
Investor Class	—	85,913
A-Class	—	18,059
C-Class	—	13,271
H-Class	—	7,413
Cost of shares redeemed
Investor Class	(13,684,415)	(29,351,432)
A-Class	(1,417,203)	(2,427,788)
C-Class	(801,704)	(1,377,526)
H-Class	(16,491,237)	(46,748,671)
Net increase (decrease) from capital share transactions	8,442,491	(12,789,453)
Net increase (decrease) in net assets	8,961,955	(12,974,475)

Net assets:
Beginning of period	2,264,758	15,239,233
End of period	$11,226,713	$2,264,758

Capital share activity:
Shares sold
Investor Class	443,706	379,653
A-Class	34,951	40,426
C-Class	17,139	33,554
H-Class	391,579	1,077,686
Shares issued from reinvestment of distributions
Investor Class	—	1,806
A-Class	—	412
C-Class	—	338
H-Class	—	174
Shares redeemed
Investor Class	(281,102)	(615,510)
A-Class	(31,130)	(54,963)
C-Class	(19,825)	(34,603)
H-Class	(386,748)	(1,102,664)
Net increase (decrease) in shares	168,570	(273,691)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$47.66	$47.95	$42.91	$45.56	$45.51	$40.76
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.43	.49	.44	.72	1.06
Net gain (loss) on investments (realized and unrealized)	4.27	1.17	5.55	(1.64)	.63	4.26
Total from investment operations	4.39	1.60	6.04	(1.20)	1.35	5.32
Less distributions from:
Net investment income	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$52.05	$47.66	$47.95	$42.91	$45.56	$45.51

Total Return	9.21%	3.33%	14.21%	(2.49%)	2.93%	13.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,892	$1,309	$12,539	$19,198	$1,316	$2,497
Ratios to average net assets:
Net investment income (loss)	0.48%	0.89%	1.09%	0.97%	1.55%	2.47%
Total expenses	1.44%	1.38%	1.38%	1.34%	1.36%	1.38%
Portfolio turnover rate	630%	1,455%	605%	660%	804%	1,271%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$43.84	$44.39	$39.88	$42.63	$42.74	$38.44
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.20	.32	.58	.58	.72
Net gain (loss) on investments (realized and unrealized)	3.71	1.14	5.19	(1.88)	.61	4.15
Total from investment operations	3.98	1.34	5.51	(1.30)	1.19	4.87
Less distributions from:
Net investment income	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$47.82	$43.84	$44.39	$39.88	$42.63	$42.74

Total Return[c]	9.08%	3.08%	13.88%	(2.90%)	2.75%	12.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$672	$448	$1,081	$1,544	$454	$2,631
Ratios to average net assets:
Net investment income (loss)	1.21%	0.45%	0.75%	1.41%	1.35%	1.79%
Total expenses	1.69%	1.63%	1.62%	1.59%	1.60%	1.63%
Portfolio turnover rate	630%	1,455%	605%	660%	804%	1,271%

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$39.17	$40.14	$36.43	$39.35	$39.89	$36.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	(.09)	.03	(.01)	.06	.54
Net gain (loss) on investments (realized and unrealized)	3.32	1.01	4.68	(1.46)	.70	3.92
Total from investment operations	3.40	.92	4.71	(1.47)	.76	4.46
Less distributions from:
Net investment income	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$42.57	$39.17	$40.14	$36.43	$39.35	$39.89

Total Return[c]	8.68%	2.30%	13.05%	(3.59%)	1.86%	12.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286	$368	$406	$248	$499	$271
Ratios to average net assets:
Net investment income (loss)	0.41%	(0.22%)	0.07%	(0.03%)	0.14%	1.42%
Total expenses	2.43%	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	630%	1,455%	605%	660%	804%	1,271%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[d,e]
Per Share Data
Net asset value, beginning of period	$42.66	$43.21	$38.85	$41.59	$41.86	$37.75
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.06)	.58	.17	.60	.29
Net gain (loss) on investments (realized and unrealized)	3.91	1.40	4.78	(1.46)	.43	4.39
Total from investment operations	3.86	1.34	5.36	(1.29)	1.03	4.68
Less distributions from:
Net investment income	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	—	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$46.52	$42.66	$43.21	$38.85	$41.59	$41.86

Total Return	9.05%	3.07%	13.94%	(2.95%)	2.42%	12.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$377	$140	$1,213	$10,353	$151	$316
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.14%)	1.44%	0.44%	1.40%	0.74%
Total expenses	1.68%	1.63%	1.62%	1.64%	1.86%	1.88%
Portfolio turnover rate	630%	1,455%	605%	659%	804%	1,271%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.4%
United Parcel Service, Inc. — Class B	4.9%
CSX Corp.	3.9%
FedEx Corp.	3.9%
Norfolk Southern Corp.	3.5%
General Motors Co.	3.2%
Delta Air Lines, Inc.	3.1%
Tesla, Inc.	3.0%
Southwest Airlines Co.	2.9%
Ford Motor Co.	2.9%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	1.95%	2.58%	10.04%	10.28%
A-Class Shares	1.82%	2.31%	9.78%	10.04%
A-Class Shares with sales charge‡	(3.01%)	(2.55%)	8.72%	9.51%
C-Class Shares	1.44%	1.57%	8.96%	9.19%
C-Class Shares with CDSC§	0.44%	0.57%	8.96%	9.19%
H-Class Shares**	1.80%	2.29%	9.67%	9.85%
S&P 500 Industrials Index	6.50%	11.18%	12.88%	11.75%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Transportation - 48.0%
Union Pacific Corp.	8,149	$1,326,902
United Parcel Service, Inc. — Class B	10,258	1,197,621
CSX Corp.	13,053	966,575
FedEx Corp.	3,936	947,749
Norfolk Southern Corp.	4,716	851,238
XPO Logistics, Inc.*	3,992	455,767
CH Robinson Worldwide, Inc.	4,566	447,103
Old Dominion Freight Line, Inc.	2,751	443,626
J.B. Hunt Transport Services, Inc.	3,639	432,823
Expeditors International of Washington, Inc.	5,844	429,709
Kansas City Southern	3,563	403,617
Canadian National Railway Co.	3,550	318,790
Canadian Pacific Railway Ltd.	1,497	317,274
Knight-Swift Transportation Holdings, Inc.	8,418	290,253
Genesee & Wyoming, Inc. — Class A*	3,121	283,980
Landstar System, Inc.	2,202	268,644
Kirby Corp.*	3,207	263,776
Schneider National, Inc. — Class B	9,930	248,051
ZTO Express Cayman, Inc. ADR	14,400	238,608
Ryder System, Inc.	3,203	234,043
Hub Group, Inc. — Class A*	4,392	200,275
Werner Enterprises, Inc.	5,347	189,016
Forward Air Corp.	2,477	177,601
Saia, Inc.*	2,170	165,896
Atlas Air Worldwide Holdings, Inc.*	2,402	153,127
Heartland Express, Inc.	7,692	151,763
ArcBest Corp.	2,816	136,717
Air Transport Services Group, Inc.*	6,176	132,599
Echo Global Logistics, Inc.*	3,362	104,054
Total Transportation		11,777,197

Airlines - 17.3%
Delta Air Lines, Inc.	13,126	759,076
Southwest Airlines Co.	11,528	719,924
United Continental Holdings, Inc.*	6,719	598,394
American Airlines Group, Inc.	12,520	517,452
Alaska Air Group, Inc.	5,078	349,671
JetBlue Airways Corp.*	15,077	291,891
Ryanair Holdings plc ADR*	2,544	244,326
Spirit Airlines, Inc.*	4,544	213,432
SkyWest, Inc.	3,582	210,980
Allegiant Travel Co. — Class A	1,373	174,096
Hawaiian Holdings, Inc.	4,325	173,432
Total Airlines		4,252,674

Auto Parts & Equipment - 13.7%
Aptiv plc	4,859	407,670
Lear Corp.	2,379	344,955
BorgWarner, Inc.	7,810	334,112
Goodyear Tire & Rubber Co.	11,693	273,499
Magna International, Inc.	5,071	266,380
Autoliv, Inc.	3,015	261,340
Delphi Technologies plc	7,139	223,879
Adient plc	5,476	215,262
Dorman Products, Inc.*	2,471	190,069
Visteon Corp.*	1,981	184,035
Dana, Inc.	9,772	182,443
Tenneco, Inc. — Class A	4,008	168,897
American Axle & Manufacturing Holdings, Inc.*	9,130	159,227
Cooper Tire & Rubber Co.	4,912	139,010
Total Auto Parts & Equipment		3,350,778

Auto Manufacturers - 12.2%
General Motors Co.	23,579	793,905
Tesla, Inc.*,1	2,771	733,678
Ford Motor Co.	75,874	701,834
Fiat Chrysler Automobiles N.V.*	15,752	275,817
Ferrari N.V.[1]	1,903	260,540
Tata Motors Ltd. ADR*	14,671	225,347
Total Auto Manufacturers		2,991,121

Commercial Services - 3.6%
AMERCO	900	320,985
Macquarie Infrastructure Corp.	5,220	240,799
Avis Budget Group, Inc.*	5,792	186,155
Hertz Global Holdings, Inc.*	8,158	133,220
Total Commercial Services		881,159

Home Builders - 2.2%
Thor Industries, Inc.	3,063	256,373
LCI Industries	2,017	167,008
Winnebago Industries, Inc.	3,710	122,986
Total Home Builders		546,367

Leisure Time - 1.3%
Harley-Davidson, Inc.	7,213	326,749

Electronics - 1.1%
Gentex Corp.	13,063	280,332

Total Common Stocks
(Cost $18,187,028)		24,406,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$91,832	$91,832
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	45,374	45,374
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	30,249	30,249
Total Repurchase Agreements
(Cost $167,455)		167,455

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	996,036	996,036
Total Securities Lending Collateral
(Cost $996,036)		996,036

Total Investments - 104.2%
(Cost $19,350,519)		$25,569,868
Other Assets & Liabilities, net - (4.2)%		(1,028,854)
Total Net Assets - 100.0%		$24,541,014

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,406,377	$—	$—	$24,406,377
Repurchase Agreements	—	167,455	—	167,455
Securities Lending Collateral	996,036	—	—	996,036
Total Assets	$25,402,413	$167,455	$—	$25,569,868

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $867,849 of securities loaned (cost $19,183,064)	$25,402,413
Repurchase agreements, at value (cost $167,455)	167,455
Cash	1,635
Receivables:
Securities sold	4,179,417
Fund shares sold	28,879
Dividends	7,989
Securities lending income	511
Foreign tax reclaims	300
Interest	31
Total assets	29,788,630

Liabilities:
Payable for:
Fund shares redeemed	4,210,414
Return of securities loaned	996,036
Management fees	18,211
Transfer agent and administrative fees	5,356
Distribution and service fees	2,785
Portfolio accounting fees	2,142
Trustees’ fees*	29
Miscellaneous	12,643
Total liabilities	5,247,616
Commitments and contingent liabilities (Note 10)	—
Net assets	$24,541,014

Net assets consist of:
Paid in capital	$18,214,442
Total distributable earnings (loss)	6,326,572
Net assets	$24,541,014

Investor Class:
Net assets	$16,791,055
Capital shares outstanding	278,677
Net asset value per share	$60.25

A-Class:
Net assets	$4,267,598
Capital shares outstanding	76,998
Net asset value per share	$55.42
Maximum offering price per share (Net asset value divided by 95.25%)	$58.18

C-Class:
Net assets	$2,076,292
Capital shares outstanding	40,903
Net asset value per share	$50.76

H-Class:
Net assets	$1,406,069
Capital shares outstanding	26,109
Net asset value per share	$53.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,062)	$253,741
Interest	1,619
Income from securities lending, net	6,360
Total investment income	261,720

Expenses:
Management fees	140,511
Distribution and service fees:
A-Class	6,847
C-Class	10,856
H-Class	3,419
Transfer agent and administrative fees	41,327
Portfolio accounting fees	16,531
Registration fees	15,234
Trustees’ fees*	6,620
Custodian fees	2,343
Tax expense	85
Line of credit fees	64
Miscellaneous	14,705
Total expenses	258,542
Net investment income	3,178

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	236,000
Net realized gain	236,000
Net change in unrealized appreciation (depreciation) on:
Investments	(179,116)
Net change in unrealized appreciation (depreciation)	(179,116)
Net realized and unrealized gain	56,884
Net increase in net assets resulting from operations	$60,062

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,178	$(62,342)
Net realized gain on investments	236,000	10,190,225
Net change in unrealized appreciation (depreciation) on investments	(179,116)	(3,511,458)
Net increase in net assets resulting from operations	60,062	6,616,425

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	—	(882,913)[1]
A-Class	—	(192,541)[1]
C-Class	—	(62,119)[1]
H-Class	—	(192,453)[1]
Total distributions to shareholders	—	(1,330,026)

Capital share transactions:
Proceeds from sale of shares
Investor Class	62,449,143	130,291,611
A-Class	5,591,272	15,148,859
C-Class	838,077	3,569,224
H-Class	44,747,084	96,085,939
Distributions reinvested
Investor Class	—	876,202
A-Class	—	188,343
C-Class	—	60,157
H-Class	—	192,158
Cost of shares redeemed
Investor Class	(62,196,363)	(150,963,703)
A-Class	(7,264,954)	(15,123,096)
C-Class	(1,350,548)	(3,496,787)
H-Class	(45,184,891)	(99,350,757)
Net decrease from capital share transactions	(2,371,180)	(22,521,850)
Net decrease in net assets	(2,311,118)	(17,235,451)

Net assets:
Beginning of period	26,852,132	44,087,583
End of period	$24,541,014	$26,852,132

Capital share activity:
Shares sold
Investor Class	1,032,754	2,235,675
A-Class	101,388	280,882
C-Class	16,316	70,988
H-Class	835,951	1,891,455
Shares issued from reinvestment of distributions
Investor Class	—	14,388
A-Class	—	3,355
C-Class	—	1,163
H-Class	—	3,523
Shares redeemed
Investor Class	(1,035,005)	(2,584,123)
A-Class	(130,215)	(274,219)
C-Class	(26,568)	(71,214)
H-Class	(846,307)	(1,944,227)
Net decrease in shares	(51,686)	(372,354)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$59.10	$53.52	$46.23	$52.06	$44.63	$32.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.04)	.09	.16	.18	(.04)
Net gain (loss) on investments (realized and unrealized)	1.11	6.85	7.37	(5.78)	7.25	12.60
Total from investment operations	1.15	6.81	7.46	(5.62)	7.43	12.56
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—	—
Net realized gains	—	(1.23)	—	—	—	—
Total distributions	—	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$60.25	$59.10	$53.52	$46.23	$52.06	$44.63

Total Return	1.95%	12.67%	16.14%	(10.80%)	16.65%	39.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,791	$16,603	$32,911	$13,638	$42,947	$44,021
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.07%)	0.17%	0.33%	0.37%	(0.09%)
Total expenses	1.44%	1.37%	1.38%	1.34%	1.35%	1.37%
Portfolio turnover rate	300%	483%	676%	219%	247%	593%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$54.43	$49.50	$42.87	$48.41	$41.61	$29.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.07)	(.06)	.04	.05	(.11)
Net gain (loss) on investments (realized and unrealized)	1.00	6.23	6.86	(5.37)	6.75	11.76
Total from investment operations	.99	6.16	6.80	(5.33)	6.80	11.65
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—	—
Net realized gains	—	(1.23)	—	—	—	—
Total distributions	—	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$55.42	$54.43	$49.50	$42.87	$48.41	$41.61

Total Return[c]	1.82%	12.38%	15.87%	(11.01%)	16.34%	38.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,268	$5,760	$4,742	$5,339	$15,359	$12,938
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.12%)	(0.12%)	0.08%	0.12%	(0.28%)
Total expenses	1.69%	1.63%	1.63%	1.60%	1.60%	1.62%
Portfolio turnover rate	300%	483%	676%	219%	247%	593%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$50.04	$45.93	$40.09	$45.63	$39.52	$28.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.43)	(.34)	(.24)	(.27)	(.37)
Net gain (loss) on investments (realized and unrealized)	.96	5.77	6.35	(5.09)	6.38	11.22
Total from investment operations	.72	5.34	6.01	(5.33)	6.11	10.85
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—	—
Net realized gains	—	(1.23)	—	—	—	—
Total distributions	—	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$50.76	$50.04	$45.93	$40.09	$45.63	$39.52

Total Return[c]	1.44%	11.56%	15.00%	(11.69%)	15.46%	37.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,076	$2,560	$2,307	$2,977	$6,405	$3,734
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(0.87%)	(0.81%)	(0.57%)	(0.62%)	(1.07%)
Total expenses	2.43%	2.38%	2.38%	2.35%	2.35%	2.37%
Portfolio turnover rate	300%	483%	676%	219%	247%	593%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$52.90	$48.15	$41.71	$47.12	$40.61	$29.32
Income (loss) from investment operations:
Net investment income (loss)[b]	— [d]	(.13)	(.13)	(.09)	(.10)	(.18)
Net gain (loss) on investments (realized and unrealized)	.95	6.11	6.74	(5.11)	6.61	11.47
Total from investment operations	.95	5.98	6.61	(5.20)	6.51	11.29
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—	—
Net realized gains	—	(1.23)	—	—	—	—
Total distributions	—	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$53.85	$52.90	$48.15	$41.71	$47.12	$40.61

Total Return	1.80%	12.33%	15.88%	(11.04%)	16.03%	38.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,406	$1,929	$4,127	$9,031	$6,249	$2,583
Ratios to average net assets:
Net investment income (loss)	(0.01%)	(0.24%)	(0.30%)	(0.20%)	(0.22%)	(0.50%)
Total expenses	1.68%	1.63%	1.63%	1.72%	1.85%	1.87%
Portfolio turnover rate	300%	483%	676%	219%	247%	593%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]

Effective September 30, 2015, the Fund’s Advisor Class share were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.7%
Duke Energy Corp.	4.0%
Dominion Energy, Inc.	3.6%
Southern Co.	3.6%
Exelon Corp.	3.5%
American Electric Power Company, Inc.	3.2%
Sempra Energy	3.0%
Public Service Enterprise Group, Inc.	2.8%
Xcel Energy, Inc.	2.6%
Consolidated Edison, Inc.	2.6%
Top Ten Total	33.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	7.38%	4.22%	9.69%	8.78%
A-Class Shares	7.28%	3.99%	9.43%	8.52%
A-Class Shares with sales charge‡	2.20%	(0.95%)	8.36%	7.99%
C-Class Shares	6.84%	3.21%	8.62%	7.70%
C-Class Shares with CDSC§	5.84%	2.21%	8.62%	7.70%
H-Class Shares**	7.27%	3.97%	9.32%	8.34%
S&P 500 Utilities Index	6.22%	2.93%	11.06%	9.04%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Electric - 82.6%
NextEra Energy, Inc.	19,973	$3,347,475
Duke Energy Corp.	35,562	2,845,671
Dominion Energy, Inc.	36,627	2,574,146
Southern Co.	57,945	2,526,402
Exelon Corp.	56,186	2,453,081
American Electric Power Company, Inc.	31,487	2,231,799
Sempra Energy	18,506	2,105,057
Public Service Enterprise Group, Inc.	37,412	1,974,979
Xcel Energy, Inc.	39,166	1,849,027
Consolidated Edison, Inc.	23,832	1,815,760
PG&E Corp.*	39,429	1,814,128
Edison International	26,072	1,764,553
WEC Energy Group, Inc.	25,894	1,728,683
PPL Corp.	57,743	1,689,560
DTE Energy Co.	15,454	1,686,495
Eversource Energy	27,205	1,671,475
FirstEnergy Corp.	43,083	1,601,395
Ameren Corp.	23,330	1,474,923
Evergy, Inc.	26,392	1,449,449
Entergy Corp.	17,739	1,439,165
Avangrid, Inc.	29,795	1,428,074
CMS Energy Corp.	28,794	1,410,906
Vistra Energy Corp.*	55,410	1,378,601
CenterPoint Energy, Inc.	47,026	1,300,269
NRG Energy, Inc.	34,182	1,278,407
Alliant Energy Corp.	28,080	1,195,366
AES Corp.	81,764	1,144,714
Pinnacle West Capital Corp.	14,213	1,125,385
OGE Energy Corp.	28,000	1,016,960
SCANA Corp.	24,151	939,232
IDACORP, Inc.	8,550	848,416
MDU Resources Group, Inc.	32,568	836,672
Portland General Electric Co.	16,755	764,196
ALLETE, Inc.	9,864	739,899
PNM Resources, Inc.	17,076	673,648
Avista Corp.	13,290	671,942
Black Hills Corp.	11,551	670,998
NorthWestern Corp.	11,121	652,358
Hawaiian Electric Industries, Inc.	5,614	199,802
Total Electric		58,319,068

Gas - 12.6%
Atmos Energy Corp.	12,997	1,220,548
UGI Corp.	21,326	1,183,166
NiSource, Inc.	45,124	1,124,490
Vectren Corp.	12,671	905,850
National Fuel Gas Co.	14,599	818,420
ONE Gas, Inc.	9,607	790,464
New Jersey Resources Corp.	16,557	763,278
Southwest Gas Holdings, Inc.	9,396	742,566
Spire, Inc.	9,860	725,203
South Jersey Industries, Inc.	18,500	652,495
Total Gas		8,926,480

Water - 3.5%
American Water Works Company, Inc.	17,035	1,498,569
Aqua America, Inc.	26,096	962,943
Total Water		2,461,512

Energy-Alternate Sources - 0.7%
Pattern Energy Group, Inc. — Class A	25,860	513,838

Total Common Stocks
(Cost $65,419,016)		70,220,898

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$165,087	165,087
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	81,568	81,568
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	54,379	54,379
Total Repurchase Agreements
(Cost $301,034)		301,034

Total Investments - 99.8%
(Cost $65,720,050)		$70,521,932
Other Assets & Liabilities, net - 0.2%		133,297
Total Net Assets - 100.0%		$70,655,229

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$70,220,898	$—	$—	$70,220,898
Repurchase Agreements	—	301,034	—	301,034
Total Assets	$70,220,898	$301,034	$—	$70,521,932

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value (cost $65,419,016)	$70,220,898
Repurchase agreements, at value (cost $301,034)	301,034
Receivables:
Fund shares sold	126,782
Dividends	126,720
Foreign tax reclaims	315
Interest	56
Securities lending income	21
Total assets	70,775,826

Liabilities:
Payable for:
Management fees	38,340
Fund shares redeemed	33,975
Transfer agent and administrative fees	11,276
Distribution and service fees	6,697
Portfolio accounting fees	4,511
Trustees’ fees*	32
Miscellaneous	25,766
Total liabilities	120,597
Commitments and contingent liabilities (Note 10)	—
Net assets	$70,655,229

Net assets consist of:
Paid in capital	$69,344,602
Total distributable earnings (loss)	1,310,627
Net assets	$70,655,229

Investor Class:
Net assets	$44,170,923
Capital shares outstanding	1,053,898
Net asset value per share	$41.91

A-Class:
Net assets	$9,468,621
Capital shares outstanding	245,368
Net asset value per share	$38.59
Maximum offering price per share (Net asset value divided by 95.25%)	$40.51

C-Class:
Net assets	$5,575,902
Capital shares outstanding	171,735
Net asset value per share	$32.47

H-Class:
Net assets	$11,439,783
Capital shares outstanding	307,849
Net asset value per share	$37.16

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$662,391
Interest	1,574
Income from securities lending, net	106
Total investment income	664,071

Expenses:
Management fees	170,214
Distribution and service fees:
A-Class	5,564
C-Class	31,306
H-Class	4,495
Transfer agent and administrative fees	50,062
Portfolio accounting fees	20,025
Trustees’ fees*	5,336
Custodian fees	2,723
Line of credit fees	182
Miscellaneous	39,988
Total expenses	329,895
Net investment income	334,176

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,328,458)
Net realized loss	(1,328,458)
Net change in unrealized appreciation (depreciation) on:
Investments	1,918,677
Net change in unrealized appreciation (depreciation)	1,918,677
Net realized and unrealized gain	590,219
Net increase in net assets resulting from operations	$924,395

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$334,176	$596,147
Net realized gain (loss) on investments	(1,328,458)	4,235,990
Net change in unrealized appreciation (depreciation) on investments	1,918,677	(5,033,646)
Net increase (decrease) in net assets resulting from operations	924,395	(201,509)

Distributions to shareholders:
Investor Class	—	(611,934)[1]
A-Class	—	(127,508)[1]
C-Class	—	(242,851)[1]
H-Class	—	(30,723)[1]
Total distributions to shareholders	—	(1,013,016)

Capital share transactions:
Proceeds from sale of shares
Investor Class	130,163,328	152,584,832
A-Class	14,324,910	11,463,834
C-Class	1,260,504	3,176,346
H-Class	41,730,644	84,220,174
Distributions reinvested
Investor Class	—	600,953
A-Class	—	121,868
C-Class	—	239,192
H-Class	—	29,375
Cost of shares redeemed
Investor Class	(95,127,082)	(167,380,453)
A-Class	(8,621,964)	(17,316,656)
C-Class	(2,631,672)	(5,019,312)
H-Class	(31,192,093)	(88,808,628)
Net increase (decrease) from capital share transactions	49,906,575	(26,088,475)
Net increase (decrease) in net assets	50,830,970	(27,303,000)

Net assets:
Beginning of period	19,824,259	47,127,259
End of period	$70,655,229	$19,824,259

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	3,149,247	3,722,394
A-Class	382,449	298,597
C-Class	39,779	99,174
H-Class	1,168,313	2,313,316
Shares issued from reinvestment of distributions
Investor Class	—	14,453
A-Class	—	3,178
C-Class	—	7,367
H-Class	—	795
Shares redeemed
Investor Class	(2,326,094)	(4,119,104)
A-Class	(233,897)	(461,937)
C-Class	(82,815)	(157,243)
H-Class	(883,852)	(2,443,865)
Net increase (decrease) in shares	1,213,130	(722,875)

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 9).

Net investment income
Investor Class	$(309,568)
A-Class	(64,504)
C-Class	(122,855)
H-Class	(15,542)

Net realized gains
Investor Class	$(302,366)
A-Class	(63,004)
C-Class	(119,996)
H-Class	(15,181)

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$39.03	$39.34	$40.23	$36.98	$34.01	$32.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.68	.59	.73	.84	.78
Net gain (loss) on investments (realized and unrealized)	2.51	.06	2.25	3.09	2.26	1.98
Total from investment operations	2.88	.74	2.84	3.82	3.10	2.76
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	—	(.52)	(2.86)	—	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$41.91	$39.03	$39.34	$40.23	$36.98	$34.01

Total Return	7.38%	1.72%	8.04%	10.61%	9.12%	8.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,171	$9,006	$24,116	$50,753	$55,156	$95,854
Ratios to average net assets:
Net investment income (loss)	1.78%	1.67%	1.47%	2.00%	2.31%	2.38%
Total expenses	1.44%	1.38%	1.38%	1.35%	1.35%	1.40%
Portfolio turnover rate	281%	452%	507%	475%	384%	508%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$35.97	$36.43	$37.63	$34.70	$32.02	$30.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.54	.45	.63	.66	.63
Net gain (loss) on investments (realized and unrealized)	2.30	.05	2.08	2.87	2.15	1.90
Total from investment operations	2.62	.59	2.53	3.50	2.81	2.53
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	—	(.52)	(2.86)	—	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$38.59	$35.97	$36.43	$37.63	$34.70	$32.02

Total Return[c]	7.28%	1.45%	7.75%	10.38%	8.78%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,469	$3,482	$9,362	$22,448	$9,782	$11,417
Ratios to average net assets:
Net investment income (loss)	1.71%	1.43%	1.20%	1.85%	1.93%	2.05%
Total expenses	1.69%	1.63%	1.63%	1.60%	1.60%	1.63%
Portfolio turnover rate	281%	452%	507%	475%	384%	508%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$30.39	$31.15	$32.96	$30.70	$28.55	$27.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.25	.22	.28	.36	.34
Net gain (loss) on investments (realized and unrealized)	1.95	.04	1.70	2.55	1.92	1.71
Total from investment operations	2.08	.29	1.92	2.83	2.28	2.05
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	—	(.52)	(2.86)	—	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$32.47	$30.39	$31.15	$32.96	$30.70	$28.55

Total Return[c]	6.84%	0.69%	6.97%	9.55%	7.99%	7.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,576	$6,526	$8,270	$10,438	$8,417	$8,387
Ratios to average net assets:
Net investment income (loss)	0.84%	0.78%	0.69%	0.94%	1.18%	1.22%
Total expenses	2.44%	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	281%	452%	507%	475%	384%	508%

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$34.64	$35.12	$36.40	$33.61	$31.09	$30.19
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.31	.41	.54	.60	.69
Net gain (loss) on investments (realized and unrealized)	2.11	.26	2.04	2.82	2.05	1.67
Total from investment operations	2.52	.57	2.45	3.36	2.65	2.36
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	—	(.52)	(2.86)	—	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$37.16	$34.64	$35.12	$36.40	$33.61	$31.09

Total Return	7.27%	1.44%	7.80%	10.31%	8.53%	8.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,440	$810	$5,379	$6,448	$13,546	$2,269
Ratios to average net assets:
Net investment income (loss)	2.25%	0.85%	1.13%	1.65%	1.79%	2.32%
Total expenses	1.69%	1.63%	1.62%	1.68%	1.84%	1.88%
Portfolio turnover rate	281%	452%	507%	475%	384%	508%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of fifty-three funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company, with the exception of the Banking Fund, Basic Materials Fund, Consumer Products Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Real Estate Fund, Retailing Fund, Technology Fund, Transportation Fund and Utilities Fund, which are each a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

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including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend

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income is recorded on the ex-dividend date, net applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2018, GFD retained sales charges of $55,619 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Notes
2.24%			2.25% - 2.75%
Due 10/01/18	$193,952,884	$193,989,088	11/15/23 - 11/15/24	$199,518,400	$195,361,289
			U.S. Treasury Bond
			4.75%
			02/15/37	2,019,700	2,497,495
				201,538,100	197,858,784

Barclays Capital			U.S. TIP Notes
2.23%			0.38% - 2.50%
Due 10/01/18	95,830,512	95,848,321	01/15/20 - 01/15/29	100,846,783	96,828,694
			U.S. Treasury Bond
			3.00%
			05/15/45	941,000	920,857
				101,787,783	97,749,551

Bank of America Merrill Lynch			U.S. Treasury Bonds
2.25%			0.00% - 5.50%
Due 10/01/18	63,887,008	63,898,987	08/15/28 - 11/15/35	102,487,000	65,167,636

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$229,260	$(229,260)	$—	$233,131	$—	$233,131
Basic Materials Fund	1,272,385	(1,272,385)	—	1,313,092	—	1,313,092
Biotechnology Fund	7,415,927	(7,415,927)	—	7,564,640	—	7,564,640
Consumer Products Fund	4,195,192	(4,195,192)	—	4,320,229	—	4,320,229
Electronics Fund	1,167,053	(1,167,053)	—	1,190,557	—	1,190,557
Energy Fund	913,773	(913,773)	—	928,358	—	928,358
Energy Services Fund	1,960,450	(1,960,450)	—	2,003,952	—	2,003,952
Financial Services Fund	127,904	(127,904)	—	128,634	—	128,634
Health Care Fund	906,278	(906,278)	—	925,490	—	925,490
Internet Fund	3,131,122	(3,131,122)	—	3,271,502	—	3,271,502
Leisure Fund	933,403	(933,403)	—	963,027	—	963,027
Precious Metals Fund	2,277,016	(2,277,016)	—	2,330,842	—	2,330,842
Real Estate Fund	1,200,751	(1,200,751)	—	1,212,819	—	1,212,819
Retailing Fund	2,938,568	(2,938,568)	—	3,013,673	—	3,013,673
Technology Fund	1,651,143	(1,651,143)	—	1,702,372	—	1,702,372
Telecommunications Fund	362,079	(362,079)	—	375,565	—	375,565
Transportation Fund	867,849	(867,849)	—	996,036	—	996,036

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Banking Fund	$30,330,796	$644,765	$(70,100)	$574,665
Basic Materials Fund	48,142,750	4,503,144	(424,224)	4,078,920
Biotechnology Fund	180,983,022	124,909,107	(2,871,289)	122,037,818
Consumer Products Fund	117,916,809	47,790,398	(2,294,270)	45,496,128
Electronics Fund	21,242,112	3,437,244	(210,452)	3,226,792
Energy Fund	40,971,552	—	(5,055,961)	(5,055,961)
Energy Services Fund	22,660,776	—	(2,349,694)	(2,349,694)
Financial Services Fund	43,919,369	4,242,956	(126,046)	4,116,910
Health Care Fund	115,466,585	9,450,330	(749,364)	8,700,966
Internet Fund	74,527,772	12,564,248	(1,659,441)	10,904,807
Leisure Fund	16,788,046	3,252,986	(51,200)	3,201,786
Precious Metals Fund	83,483,837	—	(28,272,669)	(28,272,669)
Real Estate Fund	67,989,807	—	(2,629,398)	(2,629,398)
Retailing Fund	71,038,335	9,492,328	(1,440,603)	8,051,725
Technology Fund	124,871,669	26,883,478	(1,055,336)	25,828,142
Telecommunications Fund	11,049,939	573,713	(80,814)	492,899
Transportation Fund	21,552,653	4,237,743	(220,528)	4,017,215
Utilities Fund	69,944,861	609,128	(32,057)	577,071

Note 7 – Securities Transactions

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$86,000,618	$103,183,844
Basic Materials Fund	70,223,425	94,234,854
Biotechnology Fund	138,134,949	153,902,314
Consumer Products Fund	55,952,262	107,192,914
Electronics Fund	94,673,923	159,930,873
Energy Fund	123,362,507	137,739,460
Energy Services Fund	134,565,568	141,486,216
Financial Services Fund	65,622,839	56,604,927
Health Care Fund	143,998,693	114,138,569
Internet Fund	168,642,423	170,923,400
Leisure Fund	53,548,241	57,347,149
Precious Metals Fund	171,090,000	163,600,078
Real Estate Fund	150,279,244	96,615,869
Retailing Fund	121,414,033	82,729,376
Technology Fund	155,636,560	149,586,835
Telecommunications Fund	36,313,693	27,928,954
Transportation Fund	100,094,041	102,558,103
Utilities Fund	163,755,365	113,854,841

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$4,184,924	$5,658,226	$201,669
Basic Materials Fund	2,752,125	2,744,213	124,697
Biotechnology Fund	13,627,113	9,334,684	79,815
Consumer Products Fund	1,742,494	11,088,958	779,714
Electronics Fund	4,776,160	11,611,851	59,281
Energy Fund	7,576,687	6,342,213	69,262
Energy Services Fund	5,255,720	3,310,318	33,210
Financial Services Fund	12,539,811	9,214,174	(47,026)
Health Care Fund	27,857,778	19,771,842	(302,033)
Internet Fund	22,309,842	21,121,695	(406,562)
Leisure Fund	4,512,984	9,050,345	(69,380)
Precious Metals Fund	5,199,038	6,139,128	(577,291)
Real Estate Fund	7,766,824	9,850,653	(104,575)
Retailing Fund	14,499,897	12,829,818	775,616
Technology Fund	23,222,140	24,404,245	1,238,710
Telecommunications Fund	2,694,199	2,229,310	(28,182)
Transportation Fund	1,752,054	4,746,041	22,245
Utilities Fund	9,595,546	3,147,865	(26,778)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.90% for the period ended September 30, 2018. The Funds did not have any borrowings outstanding under this agreement at September 30, 2018.

The average daily balances borrowed for the period ended September 30, 2018, were as follows:

Fund	Average Daily Balance
Banking Fund	$28,844
Basic Materials Fund	18,216
Biotechnology Fund	50,126
Consumer Products Fund	4,647
Electronics Fund	2,542
Energy Fund	595
Energy Services Fund	855
Financial Services Fund	18,945
Health Care Fund	836
Internet Fund	1,636
Leisure Fund	5,112
Precious Metals Fund	7,471
Real Estate Fund	1,545
Retailing Fund	353
Technology Fund	307
Telecommunications Fund	890
Transportation Fund	2,293
Utilities Fund	6,304

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval of an amended investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Advisor proposed to amend the Trust’s Investment Advisory Agreement to provide for the addition of asset-based breakpoints to the advisory fees charged by each Fund, except for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Alternative Funds”). The introduction of asset-based breakpoints would reduce the advisory fee rate for each Fund (except the Alternative Funds) in accordance with a specified schedule disclosed in the Funds’ Prospectus when the aggregate daily net assets of the Funds (excluding the Alternative Funds) and the series of Rydex Dynamic Funds, an affiliated investment company advised by the Advisor, equal or exceed $10 billion. The Board unanimously approved the Investment Advisory Agreement, as amended, for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement, as amended.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, as amended, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement, as amended, are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement, as amended, based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement, as amended, would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. During its April 25th meeting with management, the Board and the Advisor discussed the possible implementation of asset-based advisory fee breakpoints to help ensure any economies of scale would be shared with the Funds’ shareholders. At the May 21st meeting, the Advisor proposed to amend the Investment Advisory Agreement to implement the asset-based breakpoints described herein. The Board considered the potential effect of the proposed asset-based breakpoints as well as the absence of breakpoints for the Alternative Funds. The Board noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale, and noted that the Alternative Funds, in particular, had not achieved sufficient asset levels to generate economies of scale and were not likely to realize meaningful economies of scale given their specialized investment strategies. The Board noted that the breakpoints would benefit shareholders in the long term and that it intends to monitor the asset levels at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act, and, with respect to the Rydex Variable Trust, the investor services agreement and Investor Services Plan. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as amended, were reasonable, and that approval of the Investment Advisory Agreement, as amended, was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	109	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Governance and Nominating Committee from November 2018 to present.	Retired.	109	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	109	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	109	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	109	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (July 2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Director Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

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We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

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Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

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Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to

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Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

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If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2018

Rydex Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-SEMI-0918x0319

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	29
INVERSE S&P 500® STRATEGY FUND	42
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	51
INVERSE NASDAQ-100® STRATEGY FUND	60
MID-CAP 1.5x STRATEGY FUND	68
INVERSE MID-CAP STRATEGY FUND	80
RUSSELL 2000® 1.5x STRATEGY FUND	87
RUSSELL 2000® FUND	114
INVERSE RUSSELL 2000® STRATEGY FUND	141
DOW JONES INDUSTRIAL AVERAGE® FUND	148
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	157
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	166
HIGH YIELD STRATEGY FUND	176
INVERSE HIGH YIELD STRATEGY FUND	184
U.S. GOVERNMENT MONEY MARKET FUND	191
NOTES TO FINANCIAL STATEMENTS	197
OTHER INFORMATION	215
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	218
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	222

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. ● Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2018

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the six months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 11.41%, rising from 2,640.87 to 2,913.98. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the six months ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.44%. The return of the MSCI Emerging Markets Index* was -8.73%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -0.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.46%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.95% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ Llc. The DJIA was invented by Charles Dow back in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these Funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.32%	15.75%	$ 1,000.00	$ 1,157.50	$ 7.22
A-Class	1.57%	15.61%	1,000.00	1,156.10	8.58
C-Class	2.32%	15.20%	1,000.00	1,152.00	12.65
H-Class	1.57%	15.63%	1,000.00	1,156.30	8.58
S&P 500® Fund
A-Class	1.64%	10.45%	1,000.00	1,104.50	8.75
C-Class	2.39%	10.05%	1,000.00	1,100.50	12.72
H-Class	1.64%	10.45%	1,000.00	1,104.50	8.75
Inverse S&P 500® Strategy Fund
Investor Class	1.49%	(9.47%)	1,000.00	905.30	7.19
A-Class	1.74%	(9.58%)	1,000.00	904.20	8.40
C-Class	2.49%	(9.91%)	1,000.00	900.90	12.00
H-Class	1.73%	(9.60%)	1,000.00	904.00	8.35
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	32.06%	1,000.00	1,320.60	7.94
C-Class	2.10%	31.58%	1,000.00	1,315.80	12.32
H-Class	1.35%	32.05%	1,000.00	1,320.50	7.94
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.52%	(13.93%)	1,000.00	860.70	7.17
A-Class	1.77%	(14.01%)	1,000.00	859.90	8.34
C-Class	2.52%	(14.36%)	1,000.00	856.40	11.86
H-Class	1.77%	(14.05%)	1,000.00	859.50	8.34
Mid-Cap 1.5x Strategy Fund
A-Class	1.73%	11.06%	1,000.00	1,110.60	9.25
C-Class	2.48%	10.65%	1,000.00	1,106.50	13.24
H-Class	1.73%	11.08%	1,000.00	1,110.80	9.25
Inverse Mid-Cap Strategy Fund
A-Class	1.74%	(7.08%)	1,000.00	929.20	8.42
C-Class	2.18%	(7.47%)	1,000.00	925.30	10.54
H-Class	1.74%	(7.04%)	1,000.00	929.60	8.42
Russell 2000® 1.5x Strategy Fund
A-Class	1.79%	16.22%	1,000.00	1,162.20	9.70
C-Class	2.53%	15.80%	1,000.00	1,158.00	13.69
H-Class	1.79%	16.21%	1,000.00	1,162.10	9.70
Russell 2000® Fund
A-Class	1.69%	10.60%	1,000.00	1,106.00	8.92
C-Class	2.43%	10.19%	1,000.00	1,101.90	12.80
H-Class	1.69%	10.60%	1,000.00	1,106.00	9.02
Inverse Russell 2000® Strategy Fund
A-Class	1.78%	(10.05%)	1,000.00	899.50	8.57
C-Class	2.53%	(10.43%)	1,000.00	895.70	12.15
H-Class	1.78%	(10.07%)	1,000.00	899.30	8.57

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.59%	10.12%	$ 1,000.00	$ 1,101.20	$ 8.47
C-Class	2.34%	9.71%	1,000.00	1,097.10	12.44
H-Class	1.59%	10.13%	1,000.00	1,101.30	8.47
Government Long Bond 1.2x Strategy Fund
Investor Class	1.03%	(4.26%)	1,000.00	957.40	5.11
A-Class	1.28%	(4.37%)	1,000.00	956.30	6.35
C-Class	2.03%	(4.67%)	1,000.00	953.30	10.05
H-Class	1.28%	(4.37%)	1,000.00	956.30	6.35
Inverse Government Long Bond Strategy Fund
Investor Class	4.12%	3.67%	1,000.00	1,036.70	21.27
A-Class	4.37%	3.51%	1,000.00	1,035.10	22.54
C-Class	5.14%	3.12%	1,000.00	1,031.20	26.46
H-Class	4.36%	3.51%	1,000.00	1,035.10	22.49
High Yield Strategy Fund
A-Class	1.58%	3.05%	1,000.00	1,030.50	8.13
C-Class	2.33%	2.76%	1,000.00	1,027.60	11.97
H-Class	1.58%	3.19%	1,000.00	1,031.90	8.14
Inverse High Yield Strategy Fund
A-Class	1.58%	(2.52%)	1,000.00	974.80	7.91
C-Class	2.34%	(2.88%)	1,000.00	971.20	11.69
H-Class	1.57%	(2.53%)	1,000.00	974.70	7.86
U.S. Government Money Market Fund
Money Market Class	1.02%	0.43%	1,000.00	1,004.30	5.12

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.32%	5.00%	$ 1,000.00	$ 1,018.45	$ 6.68
A-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
C-Class	2.32%	5.00%	1,000.00	1,013.44	11.71
H-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
S&P 500® Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Inverse S&P 500® Strategy Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.60	7.54
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
H-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
C-Class	2.10%	5.00%	1,000.00	1,014.54	10.61
H-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.52%	5.00%	1,000.00	1,017.45	7.69
A-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
C-Class	2.52%	5.00%	1,000.00	1,012.43	12.71
H-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
Mid-Cap 1.5x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
C-Class	2.48%	5.00%	1,000.00	1,012.63	12.51
H-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
Inverse Mid-Cap Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.18%	5.00%	1,000.00	1,014.14	11.01
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Russell 2000® 1.5x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
C-Class	2.53%	5.00%	1,000.00	1,012.38	12.76
H-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Russell 2000® Fund
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.43%	5.00%	1,000.00	1,012.89	12.26
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Inverse Russell 2000® Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
C-Class	2.53%	5.00%	1,000.00	1,012.38	12.76
H-Class	1.78%	5.00%	1,000.00	1,016.14	9.00

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Dow Jones Industrial Average® Fund
A-Class	1.59%	5.00%	$ 1,000.00	$ 1,017.10	$ 8.04
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
Government Long Bond 1.2x Strategy Fund
Investor Class	1.03%	5.00%	1,000.00	1,019.90	5.22
A-Class	1.28%	5.00%	1,000.00	1,018.65	6.48
C-Class	2.03%	5.00%	1,000.00	1,014.89	10.25
H-Class	1.28%	5.00%	1,000.00	1,018.65	6.48
Inverse Government Long Bond Strategy Fund
Investor Class	4.12%	5.00%	1,000.00	1,004.41	20.70
A-Class	4.37%	5.00%	1,000.00	1,003.16	21.94
C-Class	5.14%	5.00%	1,000.00	999.30	25.76
H-Class	4.36%	5.00%	1,000.00	1,003.21	21.89
High Yield Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
C-Class	2.33%	5.00%	1,000.00	1,013.39	11.76
H-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
Inverse High Yield Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
U.S. Government Money Market Fund
Money Market Class	1.02%	5.00%	1,000.00	1,019.95	5.16

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.48%, 1.73%, 2.48% and 1.73% for the Investor Class, A-Class, C-Class and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	3.4%
Apple, Inc.	3.2%
Microsoft Corp.	2.7%
Amazon.com, Inc.	2.5%
Guggenheim Strategy Fund I	2.3%
Guggenheim Strategy Fund III	1.5%
Berkshire Hathaway, Inc. — Class B	1.3%
Facebook, Inc. — Class A	1.2%
JPMorgan Chase & Co.	1.2%
Johnson & Johnson	1.1%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	15.75%	23.75%	18.50%	14.72%
A-Class Shares	15.61%	23.47%	18.20%	14.43%
A-Class Shares with sales charge‡	10.12%	17.60%	17.06%	13.88%
C-Class Shares	15.20%	22.59%	17.35%	13.59%
C-Class Shares with CDSC§	14.20%	21.59%	17.35%	13.59%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%
		6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares		15.63%	23.49%	14.91%
S&P 500 Index		11.41%	17.91%	11.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
NOVA FUND

	Shares	Value

COMMON STOCKS† - 74.7%

Consumer, Non-cyclical - 16.6%
Johnson & Johnson	37,150	$5,133,015
Pfizer, Inc.	81,177	3,577,470
UnitedHealth Group, Inc.	13,328	3,545,781
Procter & Gamble Co.	34,470	2,868,938
Merck & Company, Inc.	36,828	2,612,578
Coca-Cola Co.	53,004	2,448,255
PepsiCo, Inc.	19,585	2,189,603
AbbVie, Inc.	20,970	1,983,343
Amgen, Inc.	8,963	1,857,940
Medtronic plc	18,702	1,839,716
Abbott Laboratories	24,294	1,782,208
Philip Morris International, Inc.	21,527	1,755,311
Altria Group, Inc.	26,106	1,574,453
PayPal Holdings, Inc.*	16,392	1,439,873
Eli Lilly & Co.	13,236	1,420,355
Bristol-Myers Squibb Co.	22,598	1,402,884
Gilead Sciences, Inc.	17,951	1,385,997
Thermo Fisher Scientific, Inc.	5,578	1,361,478
CVS Health Corp.	14,098	1,109,795
Anthem, Inc.	3,600	986,580
Biogen, Inc.*	2,789	985,382
Becton Dickinson and Co.	3,705	967,005
Danaher Corp.	8,527	926,544
Aetna, Inc.	4,530	918,910
Automatic Data Processing, Inc.	6,067	914,054
Intuitive Surgical, Inc.*	1,575	904,050
Mondelez International, Inc. — Class A	20,309	872,475
Celgene Corp.*	9,740	871,633
Allergan plc	4,418	841,541
Colgate-Palmolive Co.	12,016	804,471
Stryker Corp.	4,298	763,669
Illumina, Inc.*	2,036	747,334
Express Scripts Holding Co.*	7,785	739,653
Boston Scientific Corp.*	19,150	737,275
Cigna Corp.	3,370	701,803
Vertex Pharmaceuticals, Inc.*	3,539	682,107
S&P Global, Inc.	3,482	680,348
Humana, Inc.	1,908	645,896
Zoetis, Inc.	6,673	610,980
Ecolab, Inc.	3,520	551,866
Kimberly-Clark Corp.	4,814	547,063
Baxter International, Inc.	6,881	530,456
HCA Healthcare, Inc.	3,738	520,031
Edwards Lifesciences Corp.*	2,899	504,716
Constellation Brands, Inc. — Class A	2,325	501,316
Sysco Corp.	6,622	485,061
Kraft Heinz Co.	8,611	474,552
Estee Lauder Companies, Inc. — Class A	3,104	451,073
Regeneron Pharmaceuticals, Inc.*	1,073	433,535
Alexion Pharmaceuticals, Inc.*	3,086	428,985
Centene Corp.*	2,842	411,465
Align Technology, Inc.*	1,012	395,915
Archer-Daniels-Midland Co.	7,751	389,643
Moody’s Corp.	2,312	386,566
Zimmer Biomet Holdings, Inc.	2,817	370,351
McKesson Corp.	2,766	366,910
General Mills, Inc.	8,253	354,219
Kroger Co.	11,033	321,171
Monster Beverage Corp.*	5,509	321,065
IDEXX Laboratories, Inc.*	1,199	299,342
IQVIA Holdings, Inc.*	2,245	291,266
ABIOMED, Inc.*	622	279,744
Global Payments, Inc.	2,191	279,133
FleetCor Technologies, Inc.*	1,224	278,876
Verisk Analytics, Inc. — Class A*	2,281	274,975
Clorox Co.	1,774	266,827
IHS Markit Ltd.*	4,940	266,562
Mylan N.V.*	7,140	261,324
Kellogg Co.	3,504	245,350
Laboratory Corporation of America Holdings*	1,411	245,062
Tyson Foods, Inc. — Class A	4,098	243,954
Cintas Corp.	1,192	235,790
Cardinal Health, Inc.	4,276	230,904
Total System Services, Inc.	2,324	229,472
ResMed, Inc.	1,977	228,027
WellCare Health Plans, Inc.*	692	221,779
McCormick & Company, Inc.	1,680	221,340
Equifax, Inc.	1,668	217,791
AmerisourceBergen Corp. — Class A	2,218	204,544
Quest Diagnostics, Inc.	1,893	204,274
Church & Dwight Company, Inc.	3,398	201,739
Gartner, Inc.*	1,258	199,393
Hershey Co.	1,936	197,472
Cooper Companies, Inc.	681	188,739
United Rentals, Inc.*	1,146	187,486
Conagra Brands, Inc.	5,424	184,253
Henry Schein, Inc.*	2,121	180,349
Incyte Corp.*	2,443	168,762
JM Smucker Co.	1,575	161,611
Molson Coors Brewing Co. — Class B	2,592	159,408
Hologic, Inc.*	3,768	154,413
Universal Health Services, Inc. — Class B	1,192	152,385
Hormel Foods Corp.	3,765	148,341
Nektar Therapeutics*	2,389	145,633
Varian Medical Systems, Inc.*	1,268	141,927
Nielsen Holdings plc	4,933	136,447
Avery Dennison Corp.	1,211	131,212
DaVita, Inc.*	1,757	125,854
Perrigo Company plc	1,744	123,475
Robert Half International, Inc.	1,696	119,364
Western Union Co.	6,194	118,058
Brown-Forman Corp. — Class B	2,334	117,984
Dentsply Sirona, Inc.	3,079	116,201
Campbell Soup Co.	2,664	97,582
Rollins, Inc.	1,360	82,538
Coty, Inc. — Class A	6,238	78,350
Envision Healthcare Corp.*	1,678	76,735
H&R Block, Inc.	2,846	73,285

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

	Shares	Value

Quanta Services, Inc.*	2,061	$68,796
Total Consumer, Non-cyclical		75,600,790

Financial - 13.1%
Berkshire Hathaway, Inc. — Class B*	26,995	5,779,899
JPMorgan Chase & Co.	46,541	5,251,686
Bank of America Corp.	128,633	3,789,528
Visa, Inc. — Class A	24,603	3,692,664
Wells Fargo & Co.	60,023	3,154,809
Mastercard, Inc. — Class A	12,633	2,812,232
Citigroup, Inc.	34,850	2,500,139
U.S. Bancorp	21,206	1,119,889
Goldman Sachs Group, Inc.	4,862	1,090,255
American Express Co.	9,777	1,041,153
American Tower Corp. — Class A REIT	6,105	887,057
PNC Financial Services Group, Inc.	6,430	875,702
Chubb Ltd.	6,415	857,301
Morgan Stanley	18,363	855,165
Charles Schwab Corp.	16,652	818,446
CME Group, Inc. — Class A	4,716	802,710
BlackRock, Inc. — Class A	1,702	802,204
Simon Property Group, Inc. REIT	4,282	756,844
American International Group, Inc.	12,303	655,012
Bank of New York Mellon Corp.	12,739	649,562
MetLife, Inc.	13,776	643,615
Crown Castle International Corp. REIT	5,745	639,591
Capital One Financial Corp.	6,626	629,006
Intercontinental Exchange, Inc.	7,941	594,701
Prologis, Inc. REIT	8,717	590,925
Prudential Financial, Inc.	5,775	585,123
Marsh & McLennan Companies, Inc.	6,993	578,461
Progressive Corp.	8,074	573,577
BB&T Corp.	10,725	520,591
Aon plc	3,360	516,701
Aflac, Inc.	10,633	500,495
Travelers Companies, Inc.	3,707	480,835
Equinix, Inc. REIT	1,101	476,612
Allstate Corp.	4,795	473,266
State Street Corp.	5,254	440,180
SunTrust Banks, Inc.	6,380	426,120
Public Storage REIT	2,075	418,382
T. Rowe Price Group, Inc.	3,367	367,609
Discover Financial Services	4,745	362,755
AvalonBay Communities, Inc. REIT	1,914	346,721
Weyerhaeuser Co. REIT	10,492	338,577
Equity Residential REIT	5,100	337,926
Welltower, Inc. REIT	5,152	331,377
M&T Bank Corp.	1,992	327,764
Digital Realty Trust, Inc. REIT	2,854	321,018
Northern Trust Corp.	3,092	315,786
Synchrony Financial	9,436	293,271
Ameriprise Financial, Inc.	1,965	290,152
KeyCorp	14,568	289,757
Regions Financial Corp.	15,267	280,149
Ventas, Inc. REIT	4,936	268,420
Boston Properties, Inc. REIT	2,139	263,290
Fifth Third Bancorp	9,227	257,618
SBA Communications Corp. REIT*	1,591	255,562
Willis Towers Watson plc	1,811	255,242
Citizens Financial Group, Inc.	6,591	254,215
Hartford Financial Services Group, Inc.	4,963	247,951
SVB Financial Group*	737	229,082
Realty Income Corp. REIT	4,016	228,470
Huntington Bancshares, Inc.	15,291	228,142
Essex Property Trust, Inc. REIT	915	225,740
Host Hotels & Resorts, Inc. REIT	10,271	216,718
Principal Financial Group, Inc.	3,667	214,850
Comerica, Inc.	2,374	214,135
Lincoln National Corp.	3,000	202,980
Loews Corp.	3,850	193,386
CBRE Group, Inc. — Class A*	4,376	192,982
E*TRADE Financial Corp.*	3,596	188,394
Arthur J Gallagher & Co.	2,528	188,184
Alexandria Real Estate Equities, Inc. REIT	1,465	184,282
Vornado Realty Trust REIT	2,398	175,054
HCP, Inc. REIT	6,507	171,264
Raymond James Financial, Inc.	1,819	167,439
Cincinnati Financial Corp.	2,095	160,917
Mid-America Apartment Communities, Inc. REIT	1,576	157,884
Alliance Data Systems Corp.	654	154,449
Extra Space Storage, Inc. REIT	1,752	151,793
Regency Centers Corp. REIT	2,347	151,781
UDR, Inc. REIT	3,706	149,834
Cboe Global Markets, Inc.	1,549	148,642
Duke Realty Corp. REIT	4,947	140,346
Nasdaq, Inc.	1,595	136,851
Iron Mountain, Inc. REIT	3,962	136,768
Zions Bancorp North America	2,692	135,004
Invesco Ltd.	5,690	130,187
Everest Re Group Ltd.	566	129,314
Federal Realty Investment Trust REIT	1,018	128,746
Franklin Resources, Inc.	4,233	128,726
Torchmark Corp.	1,436	124,487
Unum Group	3,028	118,304
SL Green Realty Corp. REIT	1,199	116,938
Affiliated Managers Group, Inc.	740	101,173
Kimco Realty Corp. REIT	5,835	97,678
Apartment Investment & Management Co. — Class A REIT	2,179	96,159
Jefferies Financial Group, Inc.	4,016	88,191
People’s United Financial, Inc.	4,831	82,707
Macerich Co. REIT	1,465	81,000
Assurant, Inc.	731	78,911
Brighthouse Financial, Inc.*	1,659	73,394
Total Financial		59,706,884

Technology - 12.7%
Apple, Inc.	63,540	14,343,520
Microsoft Corp.	106,188	12,144,722
Intel Corp.	63,853	3,019,608
NVIDIA Corp.	8,419	2,365,907
Oracle Corp.	39,143	2,018,213
International Business Machines Corp.	12,639	1,911,143

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

	Shares	Value

Adobe Systems, Inc.*	6,781	$1,830,531
salesforce.com, Inc.*	10,479	1,666,475
Accenture plc — Class A	8,873	1,510,185
Broadcom, Inc.	5,978	1,474,952
Texas Instruments, Inc.	13,463	1,444,445
QUALCOMM, Inc.	19,476	1,402,856
Activision Blizzard, Inc.	10,558	878,320
Intuit, Inc.	3,582	814,547
Micron Technology, Inc.*	16,061	726,439
Cognizant Technology Solutions Corp. — Class A	8,035	619,900
HP, Inc.	21,912	564,672
Applied Materials, Inc.	13,612	526,104
Electronic Arts, Inc.*	4,221	508,588
Fidelity National Information Services, Inc.	4,553	496,596
Analog Devices, Inc.	5,147	475,892
Autodesk, Inc.*	3,027	472,545
Fiserv, Inc.*	5,608	461,987
Advanced Micro Devices, Inc.*	11,880	366,973
DXC Technology Co.	3,893	364,073
Red Hat, Inc.*	2,456	334,704
Hewlett Packard Enterprise Co.	20,379	332,382
Lam Research Corp.	2,183	331,161
Paychex, Inc.	4,433	326,490
NetApp, Inc.	3,590	308,345
Cerner Corp.*	4,556	293,452
Xilinx, Inc.	3,502	280,755
Microchip Technology, Inc.[1]	3,262	257,405
Western Digital Corp.	4,034	236,150
Skyworks Solutions, Inc.	2,478	224,780
KLA-Tencor Corp.	2,162	219,897
MSCI, Inc. — Class A	1,230	218,214
ANSYS, Inc.*	1,168	218,042
Take-Two Interactive Software, Inc.*	1,577	217,610
Broadridge Financial Solutions, Inc.	1,611	212,572
Synopsys, Inc.*	2,058	202,939
Citrix Systems, Inc.*	1,785	198,421
CA, Inc.	4,343	191,744
Cadence Design Systems, Inc.*	3,916	177,473
Akamai Technologies, Inc.*	2,348	171,756
Seagate Technology plc	3,619	171,360
Qorvo, Inc.*	1,740	133,789
Xerox Corp.	3,073	82,909
IPG Photonics Corp.*	499	77,879
Total Technology		57,829,422

Communications - 11.0%
Amazon.com, Inc.*	5,674	11,365,022
Facebook, Inc. — Class A*	33,396	5,492,306
Alphabet, Inc. — Class C*	4,264	5,088,956
Alphabet, Inc. — Class A*	4,139	4,996,104
AT&T, Inc.	100,563	3,376,905
Cisco Systems, Inc.	63,303	3,079,691
Verizon Communications, Inc.	57,218	3,054,869
Walt Disney Co.	20,595	2,408,379
Netflix, Inc.*	6,030	2,256,004
Comcast Corp. — Class A	63,319	2,242,126
Booking Holdings, Inc.*	658	1,305,472
Charter Communications, Inc. — Class A*	2,472	805,575
Twenty-First Century Fox, Inc. — Class A	14,596	676,233
eBay, Inc.*	12,881	425,331
Twenty-First Century Fox, Inc. — Class B	6,746	309,102
Motorola Solutions, Inc.	2,248	292,555
Twitter, Inc.*	9,970	283,746
CenturyLink, Inc.	13,162	279,034
CBS Corp. — Class B	4,688	269,326
VeriSign, Inc.*	1,486	237,938
Expedia Group, Inc.	1,647	214,901
Omnicom Group, Inc.	3,107	211,338
Arista Networks, Inc.*	715	190,090
Symantec Corp.	8,607	183,157
F5 Networks, Inc.*	842	167,912
Viacom, Inc. — Class B	4,894	165,221
Discovery, Inc. — Class C*	4,981	147,338
Juniper Networks, Inc.	4,775	143,107
Interpublic Group of Companies, Inc.	5,315	121,554
DISH Network Corp. — Class A*	3,172	113,431
TripAdvisor, Inc.*	1,417	72,366
News Corp. — Class A	5,309	70,026
Discovery, Inc. — Class A*	2,164	69,248
News Corp. — Class B	1,714	23,310
Total Communications		50,137,673

Industrial - 7.1%
Boeing Co.	7,398	2,751,316
3M Co.	8,123	1,711,597
Honeywell International, Inc.	10,284	1,711,258
Union Pacific Corp.	10,241	1,667,542
United Technologies Corp.	10,415	1,456,121
General Electric Co.	120,353	1,358,785
Caterpillar, Inc.	8,230	1,254,993
Lockheed Martin Corp.	3,431	1,186,989
United Parcel Service, Inc. — Class B	9,602	1,121,034
CSX Corp.	11,298	836,617
Raytheon Co.	3,950	816,307
FedEx Corp.	3,369	811,222
General Dynamics Corp.	3,856	789,400
Northrop Grumman Corp.	2,411	765,179
Norfolk Southern Corp.	3,878	699,979
Deere & Co.	4,454	669,570
Emerson Electric Co.	8,703	666,476
Illinois Tool Works, Inc.	4,272	602,864
Eaton Corporation plc	6,001	520,467
Waste Management, Inc.	5,462	493,547
Johnson Controls International plc	12,808	448,280
TE Connectivity Ltd.	4,825	424,262
Roper Technologies, Inc.	1,431	423,876
Corning, Inc.	11,217	395,960
Amphenol Corp. — Class A	4,159	391,029
Fortive Corp.[1]	4,259	358,608
Ingersoll-Rand plc	3,397	347,513
Parker-Hannifin Corp.	1,833	337,144
Rockwell Automation, Inc.	1,706	319,909
Rockwell Collins, Inc.	2,277	319,850

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

	Shares	Value

Agilent Technologies, Inc.	4,414	$311,364
Stanley Black & Decker, Inc.	2,119	310,306
Cummins, Inc.	2,081	303,972
Harris Corp.	1,628	275,474
AMETEK, Inc.	3,211	254,054
TransDigm Group, Inc.*	671	249,813
Textron, Inc.	3,440	245,857
L3 Technologies, Inc.	1,085	230,693
Republic Services, Inc. — Class A	3,018	219,288
Mettler-Toledo International, Inc.*	349	212,534
Ball Corp.	4,762	209,481
Waters Corp.*	1,067	207,723
Vulcan Materials Co.	1,832	203,719
Xylem, Inc.	2,487	198,637
WestRock Co.	3,532	188,750
CH Robinson Worldwide, Inc.	1,919	187,908
Dover Corp.	2,046	181,132
Expeditors International of Washington, Inc.	2,414	177,501
Kansas City Southern	1,415	160,291
Martin Marietta Materials, Inc.	873	158,842
Masco Corp.	4,258	155,843
Huntington Ingalls Industries, Inc.	600	153,648
PerkinElmer, Inc.	1,534	149,212
J.B. Hunt Transport Services, Inc.	1,212	144,155
Packaging Corporation of America	1,309	143,584
Snap-on, Inc.	781	143,392
Arconic, Inc.	5,952	131,004
Jacobs Engineering Group, Inc.	1,651	126,301
Allegion plc	1,316	119,190
FLIR Systems, Inc.	1,912	117,531
Garmin Ltd.	1,674	117,264
Fluor Corp.	1,948	113,179
AO Smith Corp.	2,002	106,847
Fortune Brands Home & Security, Inc.	1,973	103,306
Flowserve Corp.	1,812	99,098
Pentair plc	2,235	96,887
Sealed Air Corp.	2,200	88,330
Stericycle, Inc.*	1,190	69,829
Total Industrial		32,323,633

Consumer, Cyclical - 6.2%
Home Depot, Inc.	15,844	3,282,085
Walmart, Inc.	19,873	1,866,273
McDonald’s Corp.	10,743	1,797,197
NIKE, Inc. — Class B	17,732	1,502,255
Costco Wholesale Corp.	6,073	1,426,426
Lowe’s Companies, Inc.	11,231	1,289,543
Starbucks Corp.	18,682	1,061,885
TJX Companies, Inc.	8,683	972,670
Walgreens Boots Alliance, Inc.	11,682	851,618
Target Corp.	7,288	642,875
General Motors Co.	18,170	611,784
Marriott International, Inc. — Class A	3,988	526,536
Ross Stores, Inc.	5,214	516,707
Delta Air Lines, Inc.	8,712	503,815
Ford Motor Co.	54,213	501,470
Southwest Airlines Co.	7,142	446,018
VF Corp.	4,502	420,712
Dollar General Corp.	3,677	401,896
Yum! Brands, Inc.	4,395	399,550
O’Reilly Automotive, Inc.*	1,116	387,609
Carnival Corp.	5,584	356,092
Hilton Worldwide Holdings, Inc.	4,129	333,541
PACCAR, Inc.	4,854	330,994
Royal Caribbean Cruises Ltd.	2,373	308,348
Aptiv plc	3,666	307,577
AutoZone, Inc.*	366	283,906
United Continental Holdings, Inc.*	3,171	282,409
Dollar Tree, Inc.*	3,294	268,626
Best Buy Company, Inc.	3,366	267,126
American Airlines Group, Inc.	5,676	234,589
Fastenal Co.	3,973	230,514
WW Grainger, Inc.	630	225,168
Ulta Beauty, Inc.*	786	221,746
Genuine Parts Co.	2,033	202,080
Tapestry, Inc.	3,989	200,527
DR Horton, Inc.	4,752	200,439
MGM Resorts International	7,077	197,519
Tiffany & Co.	1,509	194,616
Darden Restaurants, Inc.	1,718	191,024
Lennar Corp. — Class A	4,040	188,628
CarMax, Inc.*	2,445	182,568
Advance Auto Parts, Inc.	1,026	172,707
Kohl’s Corp.	2,309	172,136
Wynn Resorts Ltd.	1,354	172,039
Hasbro, Inc.	1,618	170,084
Norwegian Cruise Line Holdings Ltd.*	2,821	162,010
Chipotle Mexican Grill, Inc. — Class A*	339	154,082
Mohawk Industries, Inc.*	878	153,957
PVH Corp.	1,063	153,497
Tractor Supply Co.	1,687	153,315
Macy’s, Inc.	4,251	147,637
Copart, Inc.*	2,830	145,830
Michael Kors Holdings Ltd.*	2,068	141,782
LKQ Corp.*	4,405	139,506
BorgWarner, Inc.	2,892	123,720
Newell Brands, Inc.	6,020	122,206
Alaska Air Group, Inc.	1,706	117,475
Whirlpool Corp.	894	106,163
Ralph Lauren Corp. — Class A	765	105,226
Harley-Davidson, Inc.	2,307	104,507
L Brands, Inc.	3,161	95,778
Nordstrom, Inc.	1,588	94,978
Hanesbrands, Inc.	4,992	92,002
PulteGroup, Inc.	3,618	89,618
Gap, Inc.	3,004	86,665
Foot Locker, Inc.	1,619	82,537
Leggett & Platt, Inc.	1,803	78,953
Goodyear Tire & Rubber Co.	3,282	76,766
Mattel, Inc.*,1	4,766	74,826
Under Armour, Inc. — Class A*	2,576	54,663

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

	Shares	Value

Under Armour, Inc. — Class C*	2,641	$51,394
Total Consumer, Cyclical		28,213,020

Energy - 4.4%
Exxon Mobil Corp.	58,629	4,984,638
Chevron Corp.	26,534	3,244,578
ConocoPhillips	16,093	1,245,598
Schlumberger Ltd.	19,167	1,167,654
EOG Resources, Inc.	8,020	1,023,111
Occidental Petroleum Corp.	10,590	870,180
Valero Energy Corp.	5,919	673,286
Phillips 66	5,915	666,739
Marathon Petroleum Corp.	6,246	499,493
Halliburton Co.	12,184	493,817
Anadarko Petroleum Corp.	7,092	478,072
Kinder Morgan, Inc.	26,282	465,980
Williams Companies, Inc.	16,748	455,378
Concho Resources, Inc.*	2,773	423,576
Pioneer Natural Resources Co.	2,360	411,088
ONEOK, Inc.	5,695	386,064
Devon Energy Corp.	7,046	281,417
Marathon Oil Corp.	11,829	275,379
Apache Corp.	5,297	252,508
Hess Corp.	3,486	249,528
National Oilwell Varco, Inc.	5,299	228,281
Noble Energy, Inc.	6,691	208,692
Baker Hughes a GE Co.	5,767	195,098
TechnipFMC plc	5,916	184,875
Equities Corp.	3,656	161,705
HollyFrontier Corp.	2,245	156,925
Cabot Oil & Gas Corp. — Class A	6,110	137,597
Cimarex Energy Co.	1,321	122,774
Helmerich & Payne, Inc.	1,509	103,774
Newfield Exploration Co.*	2,767	79,773
Andeavor	455	69,842
Total Energy		20,197,420

Utilities - 2.1%
NextEra Energy, Inc.	6,531	1,094,596
Duke Energy Corp.	9,865	789,397
Dominion Energy, Inc.	9,053	636,245
Southern Co.	14,043	612,275
Exelon Corp.	13,375	583,952
American Electric Power Company, Inc.	6,826	483,827
Sempra Energy	3,787	430,771
Public Service Enterprise Group, Inc.	6,998	369,424
Xcel Energy, Inc.	7,050	332,830
PG&E Corp.*	7,162	329,524
Consolidated Edison, Inc.	4,308	328,227
Edison International	4,512	305,372
WEC Energy Group, Inc.	4,369	291,674
PPL Corp.	9,688	283,471
DTE Energy Co.	2,517	274,680
Eversource Energy	4,388	269,599
FirstEnergy Corp.	6,731	250,191
American Water Works Company, Inc.	2,499	219,837
Ameren Corp.	3,379	213,620
Evergy, Inc.	3,762	206,609
Entergy Corp.	2,504	203,150
CMS Energy Corp.	3,922	192,178
CenterPoint Energy, Inc.	6,815	188,435
NRG Energy, Inc.	4,202	157,155
Alliant Energy Corp.	3,237	137,799
AES Corp.	9,163	128,282
NiSource, Inc.	5,027	125,273
Pinnacle West Capital Corp.	1,551	122,808
SCANA Corp.	1,975	76,808
Total Utilities		9,638,009

Basic Materials - 1.5%
DowDuPont, Inc.	31,952	2,054,833
Praxair, Inc.	3,982	640,027
Sherwin-Williams Co.	1,138	518,029
Air Products & Chemicals, Inc.	3,036	507,164
LyondellBasell Industries N.V. — Class A	4,421	453,197
PPG Industries, Inc.	3,351	365,695
Freeport-McMoRan, Inc.	20,066	279,319
International Paper Co.	5,662	278,287
Nucor Corp.	4,381	277,974
Newmont Mining Corp.	7,386	223,057
Eastman Chemical Co.	1,957	187,324
International Flavors & Fragrances, Inc.	1,270	176,682
CF Industries Holdings, Inc.	3,233	176,004
FMC Corp.	1,865	162,591
Mosaic Co.	4,911	159,509
Albemarle Corp.	1,502	149,870
Total Basic Materials		6,609,562

Total Common Stocks
(Cost $328,708,100)		340,256,413

MUTUAL FUNDS† - 7.3%
Guggenheim Strategy Fund II2	622,408	15,547,740
Guggenheim Strategy Fund I2	422,192	10,575,915
Guggenheim Strategy Fund III[2]	279,864	6,996,602
Total Mutual Funds
(Cost $32,990,049)		33,120,257

	Face Amount

U.S. TREASURY BILLS†† - 5.3%
U.S. Treasury Bills
2.11% due 12/13/18[3,4]	$20,815,000	20,725,255
2.00% due 10/25/18[4,5]	3,099,000	3,094,700
Total U.S. Treasury Bills
(Cost $23,819,788)		23,819,955

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 1.1%
Federal Home Loan Bank[6]
1.85% due 10/01/18[4]	$5,000,000	$5,000,000
Total Federal Agency Discount Notes
(Cost $5,000,000)		5,000,000

REPURCHASE AGREEMENTS††,7 - 1.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[3]	4,600,372	4,600,372
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[3]	2,273,006	2,273,006
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[3]	1,515,337	1,515,337
Total Repurchase Agreements
(Cost $8,388,715)		8,388,715

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[9]	125,618	125,618
Total Securities Lending Collateral
(Cost $125,618)		125,618

Total Investments - 90.2%
(Cost $399,032,270)		$410,710,958
Other Assets & Liabilities, net - 9.8%		44,624,301
Total Net Assets - 100.0%		$455,335,259

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	568	Dec 2018	$82,899,600	$359,311

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	2.70%	At Maturity	10/29/18	39,740	$115,802,907	$95,852
Barclays Bank plc	S&P 500 Index	2.65%	At Maturity	10/31/18	41,544	121,058,297	74,155
BNP Paribas	S&P 500 Index	2.71%	At Maturity	10/29/18	6,684	19,477,900	(132)
						$256,339,104	$169,875

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NOVA FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$340,256,413	$—	$—	$340,256,413
Mutual Funds	33,120,257	—	—	33,120,257
U.S. Treasury Bills	—	23,819,955	—	23,819,955
Federal Agency Discount Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	8,388,715	—	8,388,715
Securities Lending Collateral	125,618	—	—	125,618
Equity Futures Contracts**	359,311	—	—	359,311
Equity Index Swap Agreements**	—	170,007	—	170,007
Total Assets	$373,861,599	$37,378,677	$—	$411,240,276

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$132	$—	$132

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
NOVA FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$12,074,916	$2,500,000	$(4,000,000)	$16,763	$(15,764)	$10,575,915	422,192	$151,552
Guggenheim Strategy Fund II	15,566,412	—	—	—	(18,672)	15,547,740	622,408	237,317
Guggenheim Strategy Fund III	7,004,998	—	—	—	(8,396)	6,996,602	279,864	106,590
	$34,646,326	$2,500,000	$(4,000,000)	$16,763	$(42,832)	$33,120,257		$495,459

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $122,432 of securities loaned (cost $357,653,506)	$369,201,986
Investments in affiliated issuers, at value (cost $32,990,049)	33,120,257
Repurchase agreements, at value (cost $8,388,715)	8,388,715
Cash	1,926
Unrealized appreciation on swap agreements	170,007
Receivables:
Fund shares sold	305,322,496
Dividends	226,533
Swap settlement	10,853
Interest	1,565
Securities lending income	224
Total assets	716,444,562

Liabilities:
Unrealized depreciation on swap agreements	132
Payable for:
Securities purchased	259,827,264
Fund shares redeemed	535,173
Management fees	207,512
Return of securities loaned	125,618
Transfer agent and administrative fees	69,171
Portfolio accounting fees	24,921
Variation margin	17,258
Distribution and service fees	16,022
Trustees’ fees*	312
Miscellaneous	285,920
Total liabilities	261,109,303
Commitments and contingent liabilities (Note 12)	—
Net assets	$455,335,259

Net assets consist of:
Paid in capital	$394,644,650
Total distributable earnings (loss)	60,690,609
Net assets	$455,335,259

Investor Class:
Net assets	$375,895,768
Capital shares outstanding	4,663,715
Net asset value per share	$80.60

A-Class:
Net assets	$38,859,046
Capital shares outstanding	519,365
Net asset value per share	$74.82
Maximum offering price per share (Net asset value divided by 95.25%)	$78.55

C-Class:
Net assets	$5,746,485
Capital shares outstanding	86,351
Net asset value per share	$66.55

H-Class:
Net assets	$34,833,960
Capital shares outstanding	464,896
Net asset value per share	$74.93

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$2,944,035
Dividends from securities of affiliated issuers	495,459
Interest	808,144
Income from securities lending, net	2,064
Total investment income	4,249,702

Expenses:
Management fees	1,634,572
Distribution and service fees:
A-Class	40,619
C-Class	44,640
H-Class	36,102
Transfer agent and administrative fees	544,857
Portfolio accounting fees	193,040
Trustees’ fees*	57,629
Custodian fees	29,828
Line of credit fees	289
Miscellaneous	421,889
Total expenses	3,003,465
Net investment income	1,246,237

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	19,843,051
Investments in affiliated issuers	16,763
Swap agreements	21,138,958
Futures contracts	(1,940,174)
Net realized gain	39,058,598
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,037,145
Investments in affiliated issuers	(42,832)
Swap agreements	(553,690)
Futures contracts	12,335,194
Net change in unrealized appreciation (depreciation)	19,775,817
Net realized and unrealized gain	58,834,415
Net increase in net assets resulting from operations	$60,080,652

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,246,237	$1,415,244
Net realized gain on investments	39,058,598	27,558,718
Net change in unrealized appreciation (depreciation) on investments	19,775,817	(9,493,098)
Net increase in net assets resulting from operations	60,080,652	19,480,864

Distributions to shareholders:
Investor Class	—	(6,795,011)[1]
A-Class	—	(771,831)[1]
C-Class	—	(231,394)[1]
H-Class	—	(992,340)[1]
Total distributions to shareholders	—	(8,790,576)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,645,100,554	5,321,958,804
A-Class	162,000,770	552,519,350
C-Class	11,248,027	6,061,928
H-Class	249,907,062	773,850,416
Distributions reinvested
Investor Class	—	6,543,258
A-Class	—	770,142
C-Class	—	230,680
H-Class	—	982,950
Cost of shares redeemed
Investor Class	(1,770,825,871)	(4,958,949,514)
A-Class	(162,890,530)	(521,933,815)
C-Class	(16,656,986)	(7,366,927)
H-Class	(248,423,646)	(769,012,881)
Net increase (decrease) from capital share transactions	(130,540,620)	405,654,391
Net increase (decrease) in net assets	(70,459,968)	416,344,679

Net assets:
Beginning of period	525,795,227	109,450,548
End of period	$455,335,259	$525,795,227

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	21,883,123	78,243,245
A-Class	2,306,379	8,822,862
C-Class	179,683	103,127
H-Class	3,576,614	12,383,133
Shares issued from reinvestment of distributions
Investor Class	—	92,904
A-Class	—	11,758
C-Class	—	3,937
H-Class	—	14,989
Shares redeemed
Investor Class	(23,707,250)	(73,154,099)
A-Class	(2,329,257)	(8,355,177)
C-Class	(265,586)	(126,143)
H-Class	(3,558,985)	(12,266,372)
Net increase (decrease) in shares	(1,915,279)	5,774,164

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 11).

Net investment income
Investor Class	$(109,653)
A-Class	(12,455)
C-Class	(3,734)
H-Class	(16,013)
Net realized gains
Investor Class	$(6,685,358)
A-Class	(759,376)
C-Class	(227,660)
H-Class	(976,327)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$69.63	$60.14	$49.18	$49.42	$42.15	$32.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.40	.08	.07	.14	.14
Net gain (loss) on investments (realized and unrealized)	10.74	10.50	11.56	(.25)	7.18	9.96
Total from investment operations	10.97	10.90	11.64	(.18)	7.32	10.10
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	—	(1.39)	(.66)	—	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$80.60	$69.63	$60.14	$49.18	$49.42	$42.15

Total Return	15.75%	18.09%	23.84%	(0.36%)	17.36%	31.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,896	$451,764	$78,531	$164,820	$136,800	$103,254
Ratios to average net assets:
Net investment income (loss)	0.63%	0.58%	0.15%	0.14%	0.31%	0.37%
Total expenses[d]	1.32%	1.26%	1.28%	1.25%	1.27%	1.28%
Portfolio turnover rate	464%	2,067%	1,288%	619%	403%	259%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$64.72	$56.18	$46.08	$46.40	$39.67	$30.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.25	(.02)	(.05)	.02	.05
Net gain (loss) on investments (realized and unrealized)	9.96	9.70	10.80	(.21)	6.76	9.39
Total from investment operations	10.10	9.95	10.78	(.26)	6.78	9.44
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	—	(1.39)	(.66)	—	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$74.82	$64.72	$56.18	$46.08	$46.40	$39.67

Total Return[c]	15.61%	17.68%	23.57%	(0.56%)	17.09%	31.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,859	$35,094	$3,528	$13,626	$3,930	$1,237
Ratios to average net assets:
Net investment income (loss)	0.41%	0.39%	(0.05%)	(0.11%)	0.05%	0.14%
Total expenses[d]	1.57%	1.51%	1.53%	1.51%	1.52%	1.53%
Portfolio turnover rate	464%	2,067%	1,288%	619%	403%	259%

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$57.77	$50.57	$41.86	$42.50	$36.62	$28.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.27)	(.40)	(.34)	(.28)	(.20)
Net gain (loss) on investments (realized and unrealized)	8.89	8.88	9.79	(.24)	6.21	8.71
Total from investment operations	8.78	8.61	9.39	(.58)	5.93	8.51
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	—	(1.39)	(.66)	—	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$66.55	$57.77	$50.57	$41.86	$42.50	$36.62

Total Return[c]	15.20%	17.01%	22.60%	(1.36%)	16.19%	30.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,746	$9,952	$9,676	$11,090	$11,993	$10,394
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.48%)	(0.89%)	(0.83%)	(0.70%)	(0.62%)
Total expenses[d]	2.32%	2.28%	2.27%	2.26%	2.27%	2.28%
Portfolio turnover rate	464%	2,067%	1,288%	619%	403%	259%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$64.80	$56.15	$46.06	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.19	(.07)	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	10.00	9.87	10.84	(.22)	2.03
Total from investment operations	10.13	10.06	10.77	(.28)	2.05
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)
Net realized gains	—	(1.39)	(.66)	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$74.93	$64.80	$56.15	$46.06	$46.40

Total Return	15.63%	17.88%	23.56%	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,834	$28,985	$17,716	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	0.37%	0.30%	(0.15%)	(0.14%)	0.08%
Total expenses[d]	1.57%	1.52%	1.52%	1.51%	1.51%
Portfolio turnover rate	464%	2,067%	1,288%	619%	403%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.9%
Microsoft Corp.	3.3%
Amazon.com, Inc.	3.1%
Berkshire Hathaway, Inc. — Class B	1.6%
Facebook, Inc. — Class A	1.5%
JPMorgan Chase & Co.	1.4%
Johnson & Johnson	1.4%
Alphabet, Inc. — Class C	1.4%
Alphabet, Inc. — Class A	1.4%
Exxon Mobil Corp.	1.4%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	10.45%	15.98%	12.06%	10.12%
A-Class Shares with sales charge‡	5.20%	10.48%	10.97%	9.59%
C-Class Shares	10.05%	15.11%	11.23%	9.28%
C-Class Shares with CDSC§	9.05%	14.11%	11.23%	9.28%
H-Class Shares	10.45%	15.96%	12.06%	10.13%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 93.6%

Consumer, Non-cyclical - 20.8%
Johnson & Johnson	20,913	$2,889,549
Pfizer, Inc.	45,698	2,013,911
UnitedHealth Group, Inc.	7,503	1,996,098
Procter & Gamble Co.	19,404	1,614,995
Merck & Company, Inc.	20,732	1,470,728
Coca-Cola Co.	29,838	1,378,217
PepsiCo, Inc.	11,025	1,232,595
AbbVie, Inc.	11,804	1,116,422
Amgen, Inc.	5,046	1,045,985
Medtronic plc	10,528	1,035,639
Abbott Laboratories	13,676	1,003,271
Philip Morris International, Inc.	12,118	988,102
Altria Group, Inc.	14,696	886,316
PayPal Holdings, Inc.*	9,227	810,500
Eli Lilly & Co.	7,451	799,567
Bristol-Myers Squibb Co.	12,721	789,720
Gilead Sciences, Inc.	10,106	780,284
Thermo Fisher Scientific, Inc.	3,140	766,411
CVS Health Corp.	7,936	624,722
Anthem, Inc.	2,026	555,225
Biogen, Inc.*	1,570	554,697
Becton Dickinson and Co.	2,086	544,446
Danaher Corp.	4,800	521,568
Aetna, Inc.	2,550	517,268
Automatic Data Processing, Inc.	3,415	514,504
Intuitive Surgical, Inc.*	887	509,138
Mondelez International, Inc. — Class A	11,432	491,119
Celgene Corp.*	5,483	490,674
Allergan plc	2,487	473,724
Colgate-Palmolive Co.	6,764	452,850
Stryker Corp.	2,420	429,986
Illumina, Inc.*	1,146	420,651
Express Scripts Holding Co.*	4,383	416,429
Boston Scientific Corp.*	10,780	415,030
Cigna Corp.	1,897	395,050
Vertex Pharmaceuticals, Inc.*	1,992	383,938
S&P Global, Inc.	1,961	383,160
Humana, Inc.	1,074	363,571
Zoetis, Inc.	3,756	343,899
Ecolab, Inc.	1,982	310,738
Kimberly-Clark Corp.	2,710	307,965
Baxter International, Inc.	3,873	298,570
HCA Healthcare, Inc.	2,104	292,708
Edwards Lifesciences Corp.*	1,632	284,131
Constellation Brands, Inc. — Class A	1,309	282,247
Sysco Corp.	3,728	273,076
Kraft Heinz Co.	4,847	267,118
Estee Lauder Companies, Inc. — Class A	1,747	253,874
Regeneron Pharmaceuticals, Inc.*	604	244,040
Alexion Pharmaceuticals, Inc.*	1,737	241,460
Centene Corp.*	1,600	231,648
Align Technology, Inc.*	570	222,995
Archer-Daniels-Midland Co.	4,363	219,328
Moody’s Corp.	1,301	217,527
Zimmer Biomet Holdings, Inc.	1,586	208,511
McKesson Corp.	1,557	206,536
General Mills, Inc.	4,646	199,406
Kroger Co.	6,210	180,773
Monster Beverage Corp.*	3,101	180,726
IDEXX Laboratories, Inc.*	675	168,521
IQVIA Holdings, Inc.*	1,263	163,862
ABIOMED, Inc.*	350	157,413
Global Payments, Inc.	1,233	157,084
FleetCor Technologies, Inc.*	689	156,982
Verisk Analytics, Inc. — Class A*	1,284	154,786
Clorox Co.	998	150,109
IHS Markit Ltd.*	2,781	150,063
Mylan N.V.*	4,019	147,095
Kellogg Co.	1,973	138,149
Laboratory Corporation of America Holdings*	794	137,902
Tyson Foods, Inc. — Class A	2,307	137,336
Cintas Corp.	671	132,730
Cardinal Health, Inc.	2,407	129,978
Total System Services, Inc.	1,308	129,152
ResMed, Inc.	1,113	128,373
WellCare Health Plans, Inc.*	390	124,991
McCormick & Company, Inc.	945	124,504
Equifax, Inc.	939	122,605
AmerisourceBergen Corp. — Class A	1,248	115,091
Quest Diagnostics, Inc.	1,065	114,924
Church & Dwight Company, Inc.	1,913	113,575
Gartner, Inc.*	708	112,218
Hershey Co.	1,090	111,180
Cooper Companies, Inc.	383	106,149
United Rentals, Inc.*	645	105,522
Conagra Brands, Inc.	3,053	103,710
Henry Schein, Inc.*	1,194	101,526
Incyte Corp.*	1,375	94,985
JM Smucker Co.	887	91,015
Molson Coors Brewing Co. — Class B	1,459	89,728
Hologic, Inc.*	2,121	86,919
Universal Health Services, Inc. — Class B	671	85,781
Hormel Foods Corp.	2,119	83,489
Nektar Therapeutics*	1,344	81,930
Varian Medical Systems, Inc.*	714	79,918
Nielsen Holdings plc	2,777	76,812
Avery Dennison Corp.	681	73,786
DaVita, Inc.*	989	70,842
Perrigo Company plc	981	69,455
Robert Half International, Inc.	955	67,213
Western Union Co.	3,487	66,462
Brown-Forman Corp. — Class B	1,314	66,423
Dentsply Sirona, Inc.	1,733	65,403
Campbell Soup Co.	1,500	54,945
Rollins, Inc.	765	46,428
Coty, Inc. — Class A	3,512	44,110
Envision Healthcare Corp.*	944	43,169
H&R Block, Inc.	1,602	41,251

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® FUND

	Shares	Value

Quanta Services, Inc.*	1,160	$38,721
Total Consumer, Non-cyclical		42,557,651

Financial - 16.4%
Berkshire Hathaway, Inc. — Class B*	15,197	3,253,830
JPMorgan Chase & Co.	26,199	2,956,295
Bank of America Corp.	72,412	2,133,258
Visa, Inc. — Class A	13,850	2,078,747
Wells Fargo & Co.	33,789	1,775,950
Mastercard, Inc. — Class A	7,112	1,583,202
Citigroup, Inc.	19,618	1,407,395
U.S. Bancorp	11,937	630,393
Goldman Sachs Group, Inc.	2,737	613,745
American Express Co.	5,504	586,121
American Tower Corp. — Class A REIT	3,436	499,251
PNC Financial Services Group, Inc.	3,619	492,872
Chubb Ltd.	3,611	482,574
Morgan Stanley	10,337	481,394
Charles Schwab Corp.	9,374	460,732
CME Group, Inc. — Class A	2,655	451,908
BlackRock, Inc. — Class A	958	451,534
Simon Property Group, Inc. REIT	2,410	425,968
American International Group, Inc.	6,926	368,740
Bank of New York Mellon Corp.	7,171	365,649
MetLife, Inc.	7,755	362,314
Crown Castle International Corp. REIT	3,234	360,041
Capital One Financial Corp.	3,730	354,089
Intercontinental Exchange, Inc.	4,470	334,758
Prologis, Inc. REIT	4,907	332,646
Prudential Financial, Inc.	3,251	329,391
Marsh & McLennan Companies, Inc.	3,937	325,669
Progressive Corp.	4,546	322,948
BB&T Corp.	6,037	293,036
Aon plc	1,892	290,952
Aflac, Inc.	5,985	281,714
Travelers Companies, Inc.	2,087	270,705
Equinix, Inc. REIT	620	268,392
Allstate Corp.	2,699	266,391
State Street Corp.	2,958	247,821
SunTrust Banks, Inc.	3,592	239,910
Public Storage REIT	1,168	235,504
T. Rowe Price Group, Inc.	1,896	207,005
Discover Financial Services	2,671	204,198
AvalonBay Communities, Inc. REIT	1,077	195,099
Weyerhaeuser Co. REIT	5,906	190,587
Equity Residential REIT	2,871	190,232
Welltower, Inc. REIT	2,900	186,528
M&T Bank Corp.	1,121	184,449
Digital Realty Trust, Inc. REIT	1,607	180,755
Northern Trust Corp.	1,741	177,808
Synchrony Financial	5,312	165,097
Ameriprise Financial, Inc.	1,106	163,312
KeyCorp	8,201	163,118
Regions Financial Corp.	8,594	157,700
Ventas, Inc. REIT	2,779	151,122
Boston Properties, Inc. REIT	1,204	148,200
Fifth Third Bancorp	5,194	145,017
SBA Communications Corp. REIT*	895	143,764
Willis Towers Watson plc	1,019	143,618
Citizens Financial Group, Inc.	3,710	143,095
Hartford Financial Services Group, Inc.	2,794	139,588
SVB Financial Group*	415	128,994
Realty Income Corp. REIT	2,261	128,628
Huntington Bancshares, Inc.	8,608	128,431
Essex Property Trust, Inc. REIT	515	127,056
Host Hotels & Resorts, Inc. REIT	5,782	122,000
Principal Financial Group, Inc.	2,064	120,930
Comerica, Inc.	1,336	120,507
Lincoln National Corp.	1,689	114,278
Loews Corp.	2,168	108,899
CBRE Group, Inc. — Class A*	2,463	108,618
E*TRADE Financial Corp.*	2,024	106,037
Arthur J Gallagher & Co.	1,424	106,003
Alexandria Real Estate Equities, Inc. REIT	824	103,651
Vornado Realty Trust REIT	1,350	98,550
HCP, Inc. REIT	3,663	96,410
Raymond James Financial, Inc.	1,024	94,259
Cincinnati Financial Corp.	1,179	90,559
Mid-America Apartment Communities, Inc. REIT	887	88,860
Alliance Data Systems Corp.	368	86,907
Regency Centers Corp. REIT	1,321	85,429
Extra Space Storage, Inc. REIT	986	85,427
UDR, Inc. REIT	2,087	84,377
Cboe Global Markets, Inc.	872	83,677
Duke Realty Corp. REIT	2,785	79,010
Nasdaq, Inc.	898	77,049
Iron Mountain, Inc. REIT	2,231	77,014
Zions Bancorp North America	1,515	75,977
Invesco Ltd.	3,203	73,285
Everest Re Group Ltd.	318	72,653
Federal Realty Investment Trust REIT	573	72,467
Franklin Resources, Inc.	2,383	72,467
Torchmark Corp.	808	70,045
Unum Group	1,705	66,614
SL Green Realty Corp. REIT	675	65,833
Affiliated Managers Group, Inc.	417	57,012
Kimco Realty Corp. REIT	3,285	54,991
Apartment Investment & Management Co. — Class A REIT	1,227	54,148
Jefferies Financial Group, Inc.	2,261	49,652
People’s United Financial, Inc.	2,719	46,549
Macerich Co. REIT	825	45,614
Assurant, Inc.	411	44,367
Brighthouse Financial, Inc.*	934	41,320
Total Financial		33,610,685

Technology - 15.9%
Apple, Inc.	35,769	8,074,494
Microsoft Corp.	59,777	6,836,696
Intel Corp.	35,945	1,699,839
NVIDIA Corp.	4,740	1,332,035
Oracle Corp.	22,035	1,136,125
International Business Machines Corp.	7,115	1,075,859

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® FUND

	Shares	Value

Adobe Systems, Inc.*	3,817	$1,030,399
salesforce.com, Inc.*	5,899	938,118
Accenture plc — Class A	4,995	850,149
Broadcom, Inc.	3,365	830,247
Texas Instruments, Inc.	7,579	813,151
QUALCOMM, Inc.	10,964	789,737
Activision Blizzard, Inc.	5,943	494,398
Intuit, Inc.	2,016	458,438
Micron Technology, Inc.*	9,041	408,924
Cognizant Technology Solutions Corp. — Class A	4,523	348,949
HP, Inc.	12,336	317,899
Applied Materials, Inc.	7,663	296,175
Electronic Arts, Inc.*	2,376	286,284
Fidelity National Information Services, Inc.	2,563	279,546
Analog Devices, Inc.	2,897	267,857
Autodesk, Inc.*	1,704	266,011
Fiserv, Inc.*	3,157	260,074
Advanced Micro Devices, Inc.*,1	6,688	206,592
DXC Technology Co.	2,192	204,996
Red Hat, Inc.*	1,383	188,475
Hewlett Packard Enterprise Co.	11,472	187,108
Lam Research Corp.	1,228	186,288
Paychex, Inc.	2,496	183,830
NetApp, Inc.	2,021	173,584
Cerner Corp.*	2,565	165,212
Xilinx, Inc.	1,972	158,095
Microchip Technology, Inc.[1]	1,836	144,879
Western Digital Corp.	2,271	132,944
Skyworks Solutions, Inc.	1,395	126,540
KLA-Tencor Corp.	1,217	123,781
MSCI, Inc. — Class A	692	122,768
ANSYS, Inc.*	657	122,649
Take-Two Interactive Software, Inc.*	887	122,397
Broadridge Financial Solutions, Inc.	907	119,679
Synopsys, Inc.*	1,158	114,190
Citrix Systems, Inc.*	1,005	111,716
CA, Inc.	2,445	107,947
Cadence Design Systems, Inc.*	2,205	99,931
Akamai Technologies, Inc.*	1,321	96,631
Seagate Technology plc	2,037	96,452
Qorvo, Inc.*	979	75,275
Xerox Corp.	1,730	46,675
IPG Photonics Corp.*	281	43,856
Total Technology		32,553,894

Communications - 13.8%
Amazon.com, Inc.*	3,194	6,397,582
Facebook, Inc. — Class A*	18,800	3,091,848
Alphabet, Inc. — Class C*	2,400	2,864,328
Alphabet, Inc. — Class A*	2,330	2,812,496
AT&T, Inc.	56,610	1,900,964
Cisco Systems, Inc.	35,635	1,733,643
Verizon Communications, Inc.	32,210	1,719,692
Walt Disney Co.	11,594	1,355,802
Netflix, Inc.*	3,395	1,270,171
Comcast Corp. — Class A	35,644	1,262,154
Booking Holdings, Inc.*	370	734,080
Charter Communications, Inc. — Class A*	1,392	453,625
Twenty-First Century Fox, Inc. — Class A	8,217	380,694
eBay, Inc.*	7,251	239,428
Twenty-First Century Fox, Inc. — Class B	3,797	173,978
Motorola Solutions, Inc.	1,265	164,627
Twitter, Inc.*	5,612	159,718
CenturyLink, Inc.	7,410	157,092
CBS Corp. — Class B	2,639	151,611
VeriSign, Inc.*	836	133,860
Expedia Group, Inc.	927	120,955
Omnicom Group, Inc.	1,749	118,967
Arista Networks, Inc.*	402	106,876
Symantec Corp.	4,845	103,102
F5 Networks, Inc.*	474	94,525
Viacom, Inc. — Class B	2,755	93,009
Discovery, Inc. — Class C*	2,804	82,942
Juniper Networks, Inc.	2,688	80,559
Interpublic Group of Companies, Inc.	2,992	68,427
DISH Network Corp. — Class A*	1,786	63,867
TripAdvisor, Inc.*	797	40,703
News Corp. — Class A	2,989	39,425
Discovery, Inc. — Class A*	1,218	38,976
News Corp. — Class B	965	13,124
Total Communications		28,222,850

Industrial - 8.9%
Boeing Co.	4,165	1,548,963
3M Co.	4,573	963,577
Honeywell International, Inc.	5,789	963,289
Union Pacific Corp.	5,765	938,715
United Technologies Corp.	5,863	819,706
General Electric Co.	67,751	764,909
Caterpillar, Inc.	4,633	706,486
Lockheed Martin Corp.	1,931	668,049
United Parcel Service, Inc. — Class B	5,405	631,034
CSX Corp.	6,360	470,958
Raytheon Co.	2,224	459,612
FedEx Corp.	1,896	456,538
General Dynamics Corp.	2,171	444,447
Northrop Grumman Corp.	1,357	430,671
Norfolk Southern Corp.	2,183	394,031
Deere & Co.	2,508	377,028
Emerson Electric Co.	4,899	375,165
Illinois Tool Works, Inc.	2,405	339,393
Eaton Corporation plc	3,378	292,974
Waste Management, Inc.	3,075	277,857
Johnson Controls International plc	7,210	252,350
TE Connectivity Ltd.	2,716	238,818
Roper Technologies, Inc.	806	238,745
Corning, Inc.	6,314	222,884
Amphenol Corp. — Class A	2,341	220,101
Fortive Corp.[1]	2,398	201,912
Ingersoll-Rand plc	1,912	195,597
Parker-Hannifin Corp.	1,032	189,816
Rockwell Automation, Inc.	960	180,019
Rockwell Collins, Inc.	1,281	179,942

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® FUND

	Shares	Value

Agilent Technologies, Inc.	2,485	$175,292
Stanley Black & Decker, Inc.	1,193	174,703
Cummins, Inc.	1,171	171,048
Harris Corp.	916	154,996
AMETEK, Inc.	1,808	143,049
TransDigm Group, Inc.*	377	140,357
Textron, Inc.	1,936	138,366
L3 Technologies, Inc.	611	129,911
Republic Services, Inc. — Class A	1,699	123,449
Mettler-Toledo International, Inc.*	197	119,969
Ball Corp.	2,681	117,937
Waters Corp.*	601	117,003
Vulcan Materials Co.	1,031	114,647
Xylem, Inc.	1,400	111,818
WestRock Co.	1,989	106,292
CH Robinson Worldwide, Inc.	1,080	105,754
Dover Corp.	1,151	101,898
Expeditors International of Washington, Inc.	1,359	99,927
Kansas City Southern	796	90,171
Martin Marietta Materials, Inc.	491	89,338
Masco Corp.	2,397	87,730
Huntington Ingalls Industries, Inc.	338	86,555
PerkinElmer, Inc.	863	83,944
J.B. Hunt Transport Services, Inc.	682	81,117
Packaging Corporation of America	737	80,842
Snap-on, Inc.	440	80,784
Arconic, Inc.	3,351	73,756
Jacobs Engineering Group, Inc.	929	71,068
Allegion plc	741	67,112
FLIR Systems, Inc.	1,076	66,142
Garmin Ltd.	942	65,987
Fluor Corp.	1,096	63,678
AO Smith Corp.	1,127	60,148
Fortune Brands Home & Security, Inc.	1,110	58,120
Flowserve Corp.	1,020	55,784
Pentair plc	1,258	54,534
Sealed Air Corp.	1,238	49,706
Stericycle, Inc.*	670	39,316
Total Industrial		18,195,834

Consumer, Cyclical - 7.8%
Home Depot, Inc.	8,919	1,847,571
Walmart, Inc.	11,187	1,050,571
McDonald’s Corp.	6,048	1,011,770
NIKE, Inc. — Class B	9,982	845,675
Costco Wholesale Corp.	3,419	803,055
Lowe’s Companies, Inc.	6,322	725,892
Starbucks Corp.	10,517	597,786
TJX Companies, Inc.	4,888	547,554
Walgreens Boots Alliance, Inc.	6,576	479,390
Target Corp.	4,103	361,926
General Motors Co.	10,229	344,410
Marriott International, Inc. — Class A	2,245	296,407
Ross Stores, Inc.	2,935	290,859
Delta Air Lines, Inc.	4,904	283,598
Ford Motor Co.	30,518	282,292
Southwest Airlines Co.	4,020	251,049
VF Corp.	2,534	236,802
Dollar General Corp.	2,070	226,251
Yum! Brands, Inc.	2,474	224,911
O’Reilly Automotive, Inc.*	628	218,117
Carnival Corp.	3,144	200,493
Hilton Worldwide Holdings, Inc.	2,324	187,733
PACCAR, Inc.	2,733	186,363
Royal Caribbean Cruises Ltd.	1,336	173,600
Aptiv plc	2,064	173,169
AutoZone, Inc.*	206	159,794
United Continental Holdings, Inc.*	1,785	158,972
Dollar Tree, Inc.*	1,854	151,194
Best Buy Company, Inc.	1,895	150,387
American Airlines Group, Inc.	3,195	132,049
Fastenal Co.	2,237	129,791
WW Grainger, Inc.	354	126,523
Ulta Beauty, Inc.*	443	124,979
Genuine Parts Co.	1,144	113,714
Tapestry, Inc.	2,245	112,856
DR Horton, Inc.	2,675	112,832
MGM Resorts International	3,984	111,193
Tiffany & Co.	849	109,496
Darden Restaurants, Inc.	967	107,521
Lennar Corp. — Class A	2,274	106,173
CarMax, Inc.*	1,376	102,746
Advance Auto Parts, Inc.	577	97,126
Kohl’s Corp.	1,300	96,915
Wynn Resorts Ltd.	762	96,820
Hasbro, Inc.	910	95,659
Norwegian Cruise Line Holdings Ltd.*	1,588	91,199
Chipotle Mexican Grill, Inc. — Class A*	191	86,813
Mohawk Industries, Inc.*	494	86,623
PVH Corp.	598	86,351
Tractor Supply Co.	950	86,336
Macy’s, Inc.	2,393	83,109
Copart, Inc.*	1,593	82,087
Michael Kors Holdings Ltd.*	1,164	79,804
LKQ Corp.*	2,480	78,542
BorgWarner, Inc.	1,628	69,646
Newell Brands, Inc.	3,389	68,797
Alaska Air Group, Inc.	960	66,106
Whirlpool Corp.	503	59,731
Ralph Lauren Corp. — Class A	431	59,284
Harley-Davidson, Inc.	1,298	58,799
L Brands, Inc.	1,780	53,934
Nordstrom, Inc.	894	53,470
Hanesbrands, Inc.	2,810	51,789
PulteGroup, Inc.	2,037	50,456
Gap, Inc.	1,691	48,785
Foot Locker, Inc.	911	46,443
Leggett & Platt, Inc.	1,015	44,447
Goodyear Tire & Rubber Co.	1,848	43,225
Mattel, Inc.*,1	2,683	42,123
Under Armour, Inc. — Class A*	1,450	30,769

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® FUND

	Shares	Value

Under Armour, Inc. — Class C*	1,487	$28,937
Total Consumer, Cyclical		15,881,589

Energy - 5.6%
Exxon Mobil Corp.	33,004	2,806,000
Chevron Corp.	14,937	1,826,496
ConocoPhillips	9,059	701,167
Schlumberger Ltd.	10,790	657,327
EOG Resources, Inc.	4,515	575,979
Occidental Petroleum Corp.	5,961	489,815
Valero Energy Corp.	3,332	379,015
Phillips 66	3,330	375,358
Marathon Petroleum Corp.	3,516	281,174
Halliburton Co.	6,859	277,995
Anadarko Petroleum Corp.	3,992	269,101
Kinder Morgan, Inc.	14,795	262,316
Williams Companies, Inc.	9,428	256,347
Concho Resources, Inc.*	1,561	238,443
Pioneer Natural Resources Co.	1,328	231,324
ONEOK, Inc.	3,206	217,335
Andeavor	1,084	166,394
Devon Energy Corp.	3,966	158,402
Marathon Oil Corp.	6,658	154,998
Apache Corp.	2,982	142,152
Hess Corp.	1,962	140,440
National Oilwell Varco, Inc.	2,983	128,508
Noble Energy, Inc.	3,766	117,462
Baker Hughes a GE Co.	3,246	109,812
TechnipFMC plc	3,330	104,062
Equities Corp.	2,058	91,025
HollyFrontier Corp.	1,263	88,284
Cabot Oil & Gas Corp. — Class A	3,439	77,446
Cimarex Energy Co.	743	69,054
Helmerich & Payne, Inc.	849	58,386
Newfield Exploration Co.*	1,558	44,917
Total Energy		11,496,534

Utilities - 2.6%
NextEra Energy, Inc.	3,676	616,098
Duke Energy Corp.	5,553	444,351
Dominion Energy, Inc.	5,096	358,147
Southern Co.	7,906	344,702
Exelon Corp.	7,530	328,760
American Electric Power Company, Inc.	3,843	272,392
Sempra Energy	2,132	242,515
Public Service Enterprise Group, Inc.	3,939	207,940
Xcel Energy, Inc.	3,969	187,376
PG&E Corp.*	4,031	185,466
Consolidated Edison, Inc.	2,425	184,761
Edison International	2,540	171,907
WEC Energy Group, Inc.	2,460	164,230
PPL Corp.	5,453	159,555
DTE Energy Co.	1,417	154,637
Eversource Energy	2,470	151,757
FirstEnergy Corp.	3,789	140,837
American Water Works Company, Inc.	1,407	123,774
Ameren Corp.	1,902	120,244
Evergy, Inc.	2,118	116,321
Entergy Corp.	1,410	114,393
CMS Energy Corp.	2,208	108,192
CenterPoint Energy, Inc.	3,836	106,065
NRG Energy, Inc.	2,365	88,451
Alliant Energy Corp.	1,822	77,562
AES Corp.	5,158	72,212
NiSource, Inc.	2,830	70,524
Pinnacle West Capital Corp.	873	69,124
SCANA Corp.	1,112	43,246
Total Utilities		5,425,539

Basic Materials - 1.8%
DowDuPont, Inc.	17,987	1,156,744
Praxair, Inc.	2,242	360,357
Sherwin-Williams Co.	641	291,789
Air Products & Chemicals, Inc.	1,709	285,488
LyondellBasell Industries N.V. — Class A	2,489	255,147
PPG Industries, Inc.	1,887	205,928
Freeport-McMoRan, Inc.	11,296	157,240
International Paper Co.	3,187	156,641
Nucor Corp.	2,466	156,468
Newmont Mining Corp.	4,158	125,572
Eastman Chemical Co.	1,101	105,388
International Flavors & Fragrances, Inc.	715	99,471
CF Industries Holdings, Inc.	1,820	99,081
FMC Corp.	1,049	91,452
Mosaic Co.	2,764	89,775
Albemarle Corp.	845	84,314
Total Basic Materials		3,720,855

Total Common Stocks
(Cost $135,514,233)		191,665,431

	Face Amount

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
2.11% due 12/13/18[2,3]	$300,000	298,707
2.00% due 10/25/18[3,4]	133,000	132,815
Total U.S. Treasury Bills
(Cost $431,520)		431,522

REPURCHASE AGREEMENTS††,5 - 7.0%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[2]	7,897,073	7,897,073
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[2]	3,901,879	3,901,879
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[2]	2,601,252	2,601,252
Total Repurchase Agreements
(Cost $14,400,204)		14,400,204

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[7]	390,235	$390,235
Total Securities Lending Collateral
(Cost $390,235)		390,235

Total Investments - 101.0%
(Cost $150,736,192)		$206,887,392
Other Assets & Liabilities, net - (1.0)%		(2,127,943)
Total Net Assets - 100.0%		$204,759,449

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	22	Dec 2018	$3,210,900	$571

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	2.70%	At Maturity	10/29/18	2,184	$6,362,686	$5,895
Barclays Bank plc	S&P 500 Index	2.65%	At Maturity	10/31/18	234	683,044	1,878
BNP Paribas	S&P 500 Index	2.71%	At Maturity	10/29/18	1,031	3,005,339	(22)
						$10,051,069	$7,751

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$191,665,431	$—	$—	$191,665,431
U.S. Treasury Bills	—	431,522	—	431,522
Repurchase Agreements	—	14,400,204	—	14,400,204
Securities Lending Collateral	390,235	—	—	390,235
Equity Futures Contracts**	571	—	—	571
Equity Index Swap Agreements**	—	7,773	—	7,773
Total Assets	$192,056,237	$14,839,499	$—	$206,895,736

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$22	$—	$22

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $376,185 of securities loaned (cost $136,335,988)	$192,487,188
Repurchase agreements, at value (cost $14,400,204)	14,400,204
Cash	1,694
Segregated cash with broker	3,173
Unrealized appreciation on swap agreements	7,773
Receivables:
Fund shares sold	1,748,166
Dividends	164,598
Swap settlement	24,147
Interest	2,687
Securities lending income	419
Total assets	208,840,049

Liabilities:
Unrealized depreciation on swap agreements	22
Payable for:
Fund shares redeemed	3,303,287
Return of securities loaned	390,235
Management fees	112,898
Securities purchased	60,201
Distribution and service fees	45,828
Transfer agent and administrative fees	37,633
Portfolio accounting fees	22,580
Variation margin	233
Trustees’ fees*	171
Miscellaneous	107,512
Total liabilities	4,080,600
Commitments and contingent liabilities (Note 12)	—
Net assets	$204,759,449

Net assets consist of:
Paid in capital	$155,506,728
Total distributable earnings (loss)	49,252,721
Net assets	$204,759,449

A-Class:
Net assets	$25,992,313
Capital shares outstanding	483,017
Net asset value per share	$53.81
Maximum offering price per share (Net asset value divided by 95.25%)	$56.49

C-Class:
Net assets	$14,391,524
Capital shares outstanding	297,245
Net asset value per share	$48.42

H-Class:
Net assets	$164,375,612
Capital shares outstanding	3,055,205
Net asset value per share	$53.80

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$1,817,512
Interest	159,803
Income from securities lending, net	1,211
Total investment income	1,978,526

Expenses:
Management fees	780,953
Distribution and service fees:
A-Class	25,844
C-Class	97,165
H-Class	210,185
Transfer agent and administrative fees	260,318
Portfolio accounting fees	156,192
Registration fees	95,995
Trustees’ fees*	34,951
Custodian fees	14,112
Miscellaneous	104,516
Total expenses	1,780,231
Net investment income	198,295

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,057,273
Swap agreements	812,535
Futures contracts	245,218
Net realized gain	2,115,026
Net change in unrealized appreciation (depreciation) on:
Investments	17,501,076
Swap agreements	(178,110)
Futures contracts	11,139
Net change in unrealized appreciation (depreciation)	17,334,105
Net realized and unrealized gain	19,449,131
Net increase in net assets resulting from operations	$19,647,426

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$198,295	$604,813
Net realized gain on investments	2,115,026	39,601,799
Net change in unrealized appreciation (depreciation) on investments	17,334,105	(11,053,434)
Net increase in net assets resulting from operations	19,647,426	29,153,178

Distributions to shareholders from:
A-Class	—	(1,503,496)[1]
C-Class	—	(951,611)[1]
H-Class	—	(10,125,166)[1]
Total distributions to shareholders	—	(12,580,273)

Capital share transactions:
Proceeds from sale of shares
A-Class	24,867,655	110,066,805
C-Class	42,662,274	13,382,887
H-Class	438,837,949	989,684,357
Distributions reinvested
A-Class	—	1,454,888
C-Class	—	906,343
H-Class	—	10,068,429
Cost of shares redeemed
A-Class	(21,991,464)	(114,411,356)
C-Class	(50,293,437)	(15,773,634)
H-Class	(469,028,822)	(1,060,528,492)
Net decrease from capital share transactions	(34,945,845)	(65,149,773)
Net decrease in net assets	(15,298,419)	(48,576,868)

Net assets:
Beginning of period	220,057,868	268,634,736
End of period	$204,759,449	$220,057,868

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
A-Class	483,527	2,338,120
C-Class	927,426	301,776
H-Class	8,635,172	20,411,784
Shares issued from reinvestment of distributions
A-Class	—	29,433
C-Class	—	20,258
H-Class	—	203,732
Shares redeemed
A-Class	(432,419)	(2,396,111)
C-Class	(1,095,778)	(359,338)
H-Class	(9,245,479)	(21,932,029)
Net decrease in shares	(727,551)	(1,382,375)

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (See Note 11).

Net investments income
A-Class	$(78,826)
C-Class	(49,892)
H-Class	(530,847)
Net realized gains
A-Class	$(1,424,670)
C-Class	(901,719)
H-Class	(9,594,319)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$48.72	$45.52	$39.85	$41.40	$37.78	$31.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.13	.06	.03	.04	.07
Net gain (loss) on investments (realized and unrealized)	5.02	5.44	5.97	—	4.08	6.20
Total from investment operations	5.09	5.57	6.03	.03	4.12	6.27
Less distributions from:
Net investment income	—	(.12)	(.05)	(.01)[c]	(.02)	(.04)
Net realized gains	—	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	—	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$53.81	$48.72	$45.52	$39.85	$41.40	$37.78

Total Return[c]	10.45%	12.16%	15.17%	0.08%	10.90%	19.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,992	$21,041	$20,960	$39,793	$28,022	$28,028
Ratios to average net assets:
Net investment income (loss)	0.28%	0.27%	0.14%	0.02%	0.11%	0.19%
Total expenses	1.64%	1.58%	1.57%	1.55%	1.59%	1.57%
Portfolio turnover rate	82%	151%	133%	181%	256%	157%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$44.00	$41.62	$36.74	$38.58	$35.51	$29.87
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.19)	(.22)	(.26)	(.23)	(.19)
Net gain (loss) on investments (realized and unrealized)	4.55	4.94	5.46	—	3.80	5.87
Total from investment operations	4.42	4.75	5.24	(.26)	3.57	5.68
Less distributions from:
Net investment income	—	(.12)	(.05)	(.01)[c]	(.02)	(.04)
Net realized gains	—	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	—	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$48.42	$44.00	$41.62	$36.74	$38.58	$35.51

Total Return[c]	10.05%	11.29%	14.33%	(0.67%)	10.04%	19.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,392	$20,484	$20,931	$15,667	$20,977	$16,182
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.44%)	(0.57%)	(0.70%)	(0.62%)	(0.59%)
Total expenses	2.39%	2.33%	2.33%	2.31%	2.34%	2.32%
Portfolio turnover rate	82%	151%	133%	181%	256%	157%

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$48.71	$45.51	$39.84	$41.40	$37.78	$31.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.15	.07	.03	.05	.05
Net gain (loss) on investments (realized and unrealized)	5.02	5.42	5.96	(.01)	4.07	6.22
Total from investment operations	5.09	5.57	6.03	.02	4.12	6.27
Less distributions from:
Net investment income	—	(.12)	(.05)	(.01)	(.02)	(.04)
Net realized gains	—	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	—	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$53.80	$48.71	$45.51	$39.84	$41.40	$37.78

Total Return	10.45%	12.14%	15.20%	0.06%	10.90%	19.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,376	$178,533	$226,744	$229,420	$254,610	$255,912
Ratios to average net assets:
Net investment income (loss)	0.26%	0.31%	0.16%	0.07%	0.12%	0.15%
Total expenses	1.64%	1.58%	1.58%	1.55%	1.58%	1.56%
Portfolio turnover rate	82%	151%	133%	181%	256%	157%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.6%
Guggenheim Strategy Fund I	10.0%
Top Total	24.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(9.47%)	(14.67%)	(13.40%)	(14.22%)
A-Class Shares	(9.58%)	(14.87%)	(13.61%)	(14.43%)
A-Class Shares with sales charge‡	(13.87%)	(18.92%)	(14.45%)	(14.85%)
C-Class Shares	(9.91%)	(15.51%)	(14.27%)	(15.08%)
C-Class Shares with CDSC§	(10.81%)	(16.36%)	(14.27%)	(15.08%)
S&P 500 Index	11.41%	17.91%	13.95%	11.97%
		6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(9.60%)	(14.89%)	(11.91%)
S&P 500 Index		11.41%	17.91%	11.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 24.6%
Guggenheim Strategy Fund II1	302,786	$7,563,602
Guggenheim Strategy Fund I1	208,311	5,218,190
Total Mutual Funds
(Cost $12,677,803)		12,781,792

	Face Amount

FEDERAL AGENCY NOTES†† - 51.0%
Federal Home Loan Bank[2]
2.20% due 09/13/22[3]	$10,000,000	9,991,930
2.00% due 10/26/22[3]	4,000,000	3,991,000
2.09% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 11/23/18[4]	1,000,000	999,985
Total Federal Home Loan Bank		14,982,915
Freddie Mac[5]
1.75% due 10/26/22[3]	7,500,000	7,497,578
1.75% due 11/02/22[3]	4,000,000	3,988,400
Total Freddie Mac		11,485,978
Total Federal Agency Notes
(Cost $26,500,000)		26,468,893

FEDERAL AGENCY DISCOUNT NOTES†† - 7.7%
Farmer Mac
1.96% due 10/01/18[6]	4,000,000	4,000,000
Total Federal Agency Discount Notes
(Cost $4,000,000)		4,000,000

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
2.11% due 12/13/18[6,7]	150,000	149,353
2.00% due 10/25/18[6,8]	49,000	48,932
Total U.S. Treasury Bills
(Cost $198,285)		198,285

REPURCHASE AGREEMENTS††,9 - 24.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[7]	7,051,010	7,051,010
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[7]	3,483,846	3,483,846
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[7]	2,322,564	2,322,564
Total Repurchase Agreements
(Cost $12,857,420)		12,857,420

Total Investments - 108.5%
(Cost $56,233,508)		$56,306,390
Other Assets & Liabilities, net - (8.5)%		(4,398,671)
Total Net Assets - 100.0%		$51,907,719

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Equity Mini Futures Contracts	3	Dec 2018	$437,850	$2,326

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.21%)	At Maturity	10/29/18	12,386	$36,092,120	$249
Barclays Bank plc	S&P 500 Index	(2.50%)	At Maturity	10/31/18	439	1,279,256	(3,517)
Goldman Sachs International	S&P 500 Index	(2.60%)	At Maturity	10/29/18	4,856	14,149,114	(38,894)
						$51,520,490	$(42,162)

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[8]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[9]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — Unites States Dollar
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,781,792	$—	$—	$12,781,792
Federal Agency Notes	—	26,468,893	—	26,468,893
Federal Agency Discount Notes	—	4,000,000	—	4,000,000
U.S. Treasury Bills	—	198,285	—	198,285
Repurchase Agreements	—	12,857,420	—	12,857,420
Equity Futures Contracts**	2,326	—	—	2,326
Equity Index Swap Agreements**	—	249	—	249
Total Assets	$12,784,118	$43,524,847	$—	$56,308,965

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$42,411	$—	$42,411

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE S&P 500® STRATEGY FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Range of future rates	Range of future step up dates
Federal Home Loan Bank, 2.20% due 09/13/22	2.45%	12/14/2018	2.70% - 5.95%	03/14/19 - 09/13/22
Federal Home Loan Bank, 2.00% due 10/26/22	2.50%	01/27/2019	2.75% - 6.00%	04/27/19 - 10/26/22
Freddie Mac, 1.75% due 10/26/22	2.25%	10/27/2018	2.75% - 5.75%	04/27/19 - 10/26/22
Freddie Mac, 1.75% due 11/02/22	2.25%	11/03/2018	2.75% - 5.50%	05/03/19 - 11/02/22

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$5,218,190	$—	$—	$—	$—	$5,218,190	208,311	$72,435
Guggenheim Strategy Fund II	7,572,685	—	—	—	(9,083)	7,563,602	302,786	115,449
	$12,790,875	$—	$—	$—	$(9,083)	$12,781,792		$187,884

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $30,698,285)	$30,667,178
Investments in affiliated issuers, at value (cost $12,677,803)	12,781,792
Repurchase agreements, at value (cost $12,857,420)	12,857,420
Segregated cash with broker	4,746
Unrealized appreciation on swap agreements	249
Receivables:
Fund shares sold	413,362
Interest	113,790
Dividends	29,924
Variation margin	372
Total assets	56,868,833

Liabilities:
Unrealized depreciation on swap agreements	42,411
Payable for:
Fund shares redeemed	4,823,967
Management fees	34,800
Swap settlement	15,077
Transfer agent and administrative fees	9,667
Portfolio accounting fees	3,867
Distribution and service fees	3,104
Trustees’ fees*	48
Miscellaneous	28,173
Total liabilities	4,961,114
Commitments and contingent liabilities (Note 12)	—
Net assets	$51,907,719

Net assets consist of:
Paid in capital	$320,820,429
Total distributable earnings (loss)	(268,912,710)
Net assets	$51,907,719

Investor Class:
Net assets	$41,813,258
Capital shares outstanding	747,803
Net asset value per share	$55.91

A-Class:
Net assets	$4,965,140
Capital shares outstanding	96,155
Net asset value per share	$51.64
Maximum offering price per share (Net asset value divided by 95.25%)	$54.22

C-Class:
Net assets	$2,184,879
Capital shares outstanding	47,039
Net asset value per share	$46.45

H-Class:
Net assets	$2,944,442
Capital shares outstanding	57,025
Net asset value per share	$51.63

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$187,884
Interest	412,055
Total investment income	599,939

Expenses:
Management fees	260,062
Distribution and service fees:
A-Class	6,263
C-Class	16,391
H-Class	4,451
Transfer agent and administrative fees	72,239
Portfolio accounting fees	28,896
Registration fees	26,513
Trustees’ fees*	9,884
Custodian fees	3,956
Miscellaneous	28,325
Total expenses	456,980
Net investment income	142,959

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	591
Swap agreements	(6,409,690)
Futures contracts	(449,930)
Net realized loss	(6,859,029)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,654
Investments in affiliated issuers	(9,083)
Swap agreements	362,934
Futures contracts	13,522
Net change in unrealized appreciation (depreciation)	378,027
Net realized and unrealized loss	(6,481,002)
Net decrease in net assets resulting from operations	$(6,338,043)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$142,959	$(157,793)
Net realized loss on investments	(6,859,029)	(10,717,007)
Net change in unrealized appreciation (depreciation) on investments	378,027	155,092
Net decrease in net assets resulting from operations	(6,338,043)	(10,719,708)

Capital share transactions:
Proceeds from sale of shares
Investor Class	24,432,556	112,579,208
A-Class	3,349,775	5,525,301
C-Class	19,403,572	12,033,613
H-Class	20,326,020	51,999,149
Cost of shares redeemed
Investor Class	(35,304,347)	(123,066,679)
A-Class	(2,517,751)	(6,458,851)
C-Class	(21,070,255)	(13,875,910)
H-Class	(21,228,449)	(49,513,727)
Net decrease from capital share transactions	(12,608,879)	(10,777,896)
Net decrease in net assets	(18,946,922)	(21,497,604)

Net assets:
Beginning of period	70,854,641	92,352,245
End of period	$51,907,719	$70,854,641

Capital share activity:
Shares sold
Investor Class	417,036	1,777,623
A-Class	62,318	90,823
C-Class	396,151	228,607
H-Class	359,263	860,662
Shares redeemed
Investor Class	(597,708)	(1,935,145)
A-Class	(47,362)	(106,705)
C-Class	(430,618)	(261,035)
H-Class	(384,049)	(822,654)
Net decrease in shares	(224,969)	(167,824)

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$61.76	$70.35	$83.09	$87.54	$100.90	$126.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	(.07)	(.55)	(.78)	(1.02)	(1.50)
Net gain (loss) on investments (realized and unrealized)	(6.02)	(8.52)	(12.19)	(3.67)	(12.34)	(23.76)
Total from investment operations	(5.85)	(8.59)	(12.74)	(4.45)	(13.36)	(25.26)
Net asset value, end of period	$55.91	$61.76	$70.35	$83.09	$87.54	$100.90

Total Return	(9.47%)	(12.21%)	(15.34%)	(5.07%)	(13.26%)	(20.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,813	$57,342	$76,404	$153,544	$60,745	$79,172
Ratios to average net assets:
Net investment income (loss)	0.59%	(0.10%)	(0.70%)	(0.91%)	(1.07%)	(1.35%)
Total expenses[d]	1.49%	1.43%	1.42%	1.41%	1.41%	1.42%
Portfolio turnover rate	—	56%	114%	63%	103%	—

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$57.11	$65.22	$77.21	$81.54	$94.27	$118.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.22)	(.70)	(.96)	(1.14)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(5.57)	(7.89)	(11.29)	(3.37)	(11.59)	(22.18)
Total from investment operations	(5.47)	(8.11)	(11.99)	(4.33)	(12.73)	(23.86)
Net asset value, end of period	$51.64	$57.11	$65.22	$77.21	$81.54	$94.27

Total Return[c]	(9.58%)	(12.43%)	(15.54%)	(5.30%)	(13.49%)	(20.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,965	$4,637	$6,331	$9,256	$4,758	$5,468
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.37%)	(0.96%)	(1.18%)	(1.32%)	(1.58%)
Total expenses[d]	1.74%	1.68%	1.67%	1.66%	1.66%	1.68%
Portfolio turnover rate	—	56%	114%	63%	103%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$51.56	$59.34	$70.79	$75.34	$87.73	$110.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.63)	(1.12)	(1.44)	(1.68)	(2.28)
Net gain (loss) on investments (realized and unrealized)	(5.00)	(7.15)	(10.33)	(3.11)	(10.71)	(20.77)
Total from investment operations	(5.11)	(7.78)	(11.45)	(4.55)	(12.39)	(23.05)
Net asset value, end of period	$46.45	$51.56	$59.34	$70.79	$75.34	$87.73

Total Return[c]	(9.91%)	(13.11%)	(16.20%)	(6.05%)	(14.09%)	(20.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,185	$4,203	$6,760	$9,244	$5,121	$6,177
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(1.14%)	(1.69%)	(1.93%)	(2.07%)	(2.34%)
Total expenses[d]	2.49%	2.43%	2.42%	2.41%	2.41%	2.42%
Portfolio turnover rate	—	56%	114%	63%	103%	—

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Period Ended March 31, 2015[e,f]
Per Share Data
Net asset value, beginning of period	$57.11	$65.22	$77.17	$81.54	$86.10
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.27)	(.70)	(.90)	(.54)
Net gain (loss) on investments (realized and unrealized)	(5.55)	(7.84)	(11.25)	(3.47)	(4.02)
Total from investment operations	(5.48)	(8.11)	(11.95)	(4.37)	(4.56)
Net asset value, end of period	$51.63	$57.11	$65.22	$77.17	$81.54

Total Return	(9.60%)	(12.43%)	(15.47%)	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,944	$4,672	$2,857	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.45%)	(0.96%)	(1.08%)	(1.27%)
Total expenses[d]	1.73%	1.69%	1.67%	1.67%	1.60%
Portfolio turnover rate	—	56%	114%	63%	103%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect 1:6 reverse share split effective October 28, 2016.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.0%
Amazon.com, Inc.	8.1%
Microsoft Corp.	7.3%
Guggenheim Strategy Fund I	4.5%
Guggenheim Strategy Fund II	4.5%
Alphabet, Inc. — Class C	3.5%
Facebook, Inc. — Class A	3.3%
Alphabet, Inc. — Class A	3.0%
Cisco Systems, Inc.	1.9%
Intel Corp.	1.8%
Top Ten Total	46.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	Since Inception (11/28/14)
A-Class Shares	32.06%	57.33%	33.06%
A-Class Shares with sales charge‡	25.79%	49.86%	31.38%
C-Class Shares	31.58%	56.18%	32.00%
C-Class Shares with CDSC§	30.58%	55.18%	32.00%
H-Class Shares	32.05%	57.33%	33.89%
NASDAQ-100 Index	16.51%	28.91%	17.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 72.7%

Technology - 29.3%
Apple, Inc.	45,746	$10,326,702
Microsoft Corp.	72,628	8,306,464
Intel Corp.	43,673	2,065,296
NVIDIA Corp.	5,759	1,618,394
Adobe Systems, Inc.*	4,638	1,252,028
Broadcom, Inc.	4,088	1,008,632
QUALCOMM, Inc.	13,915	1,002,297
Texas Instruments, Inc.	9,208	987,926
Activision Blizzard, Inc.	7,221	600,715
Intuit, Inc.	2,450	557,130
Micron Technology, Inc.*	10,985	496,852
Cognizant Technology Solutions Corp. — Class A	5,496	424,016
Applied Materials, Inc.	9,310	359,832
Electronic Arts, Inc.*	2,887	347,855
Analog Devices, Inc.	3,520	325,459
Autodesk, Inc.*	2,071	323,304
Fiserv, Inc.*	3,835	315,927
Paychex, Inc.	3,400	250,410
Lam Research Corp.	1,493	226,488
Workday, Inc. — Class A*	1,383	201,890
Cerner Corp.*	3,116	200,702
Xilinx, Inc.	2,395	192,007
Microchip Technology, Inc.[1]	2,231	176,048
CA, Inc.	3,961	174,878
Check Point Software Technologies Ltd.*	1,480	174,152
NetEase, Inc. ADR	723	165,025
Western Digital Corp.	2,760	161,571
Skyworks Solutions, Inc.	1,695	153,754
KLA-Tencor Corp.	1,479	150,429
Take-Two Interactive Software, Inc.*	1,078	148,753
Maxim Integrated Products, Inc.	2,633	148,475
Citrix Systems, Inc.*	1,285	142,841
Synopsys, Inc.*	1,407	138,744
ASML Holding N.V. — Class G	686	128,982
Seagate Technology plc	2,720	128,792
Cadence Design Systems, Inc.*	2,679	121,412
Total Technology		33,504,182

Communications - 27.1%
Amazon.com, Inc.*	4,620	9,253,860
Alphabet, Inc. — Class C*	3,314	3,955,160
Facebook, Inc. — Class A*	22,841	3,756,431
Alphabet, Inc. — Class A*	2,831	3,417,244
Cisco Systems, Inc.	44,542	2,166,968
Netflix, Inc.*	4,124	1,542,912
Comcast Corp. — Class A	43,308	1,533,536
Booking Holdings, Inc.*	450	892,800
Charter Communications, Inc. — Class A*	2,196	715,632
Baidu, Inc. ADR*	2,659	608,060
T-Mobile US, Inc.*	8,025	563,195
Twenty-First Century Fox, Inc. — Class A	9,983	462,512
Twenty-First Century Fox, Inc. — Class B	7,563	346,537
eBay, Inc.*	9,372	309,463
Sirius XM Holdings, Inc.[1]	42,508	268,651
JD.com, Inc. ADR*	8,739	228,001
Expedia Group, Inc.	1,294	168,841
Ctrip.com International Ltd. ADR*	4,413	164,031
Liberty Global plc — Class C*	5,229	147,249
MercadoLibre, Inc.	418	142,316
Symantec Corp.	5,887	125,275
Vodafone Group plc ADR	4,498	97,607
Liberty Global plc — Class A*	1,957	56,616
Total Communications		30,922,897

Consumer, Non-cyclical - 11.2%
PepsiCo, Inc.	13,396	1,497,673
Amgen, Inc.	6,131	1,270,895
PayPal Holdings, Inc.*	11,211	984,774
Gilead Sciences, Inc.	12,278	947,984
Biogen, Inc.*	1,908	674,115
Kraft Heinz Co.	11,548	636,410
Automatic Data Processing, Inc.	4,149	625,088
Intuitive Surgical, Inc.*	1,077	618,198
Mondelez International, Inc. — Class A	13,890	596,715
Celgene Corp.*	6,662	596,182
Illumina, Inc.*	1,392	510,948
Express Scripts Holding Co.*	5,325	505,928
Vertex Pharmaceuticals, Inc.*	2,421	466,624
Regeneron Pharmaceuticals, Inc.*	1,005	406,060
Monster Beverage Corp.*	5,233	304,979
Align Technology, Inc.*	761	297,718
Alexion Pharmaceuticals, Inc.*	2,111	293,450
IDEXX Laboratories, Inc.*	820	204,721
Cintas Corp.	1,007	199,195
Verisk Analytics, Inc. — Class A*	1,560	188,058
Mylan N.V.*	4,883	178,718
BioMarin Pharmaceutical, Inc.*	1,682	163,104
Incyte Corp.*	2,013	139,058
Henry Schein, Inc.*	1,450	123,294
Shire plc ADR	642	116,375
Hologic, Inc.*	2,577	105,606
Dentsply Sirona, Inc.	2,106	79,480
Total Consumer, Non-cyclical		12,731,350

Consumer, Cyclical - 4.5%
Costco Wholesale Corp.	4,154	975,692
Starbucks Corp.	12,778	726,301
Walgreens Boots Alliance, Inc.	9,400	685,260
Marriott International, Inc. — Class A	3,286	433,850
Tesla, Inc.*,1	1,616	427,868
Ross Stores, Inc.	3,566	353,391
O’Reilly Automotive, Inc.*	763	265,005
PACCAR, Inc.	3,320	226,391
Dollar Tree, Inc.*	2,253	183,732
American Airlines Group, Inc.	4,362	180,282
Ulta Beauty, Inc.*	566	159,680
Fastenal Co.	2,718	157,699
Wynn Resorts Ltd.	1,029	130,745
Hasbro, Inc.	1,202	126,354

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Qurate Retail, Inc. — Class A*	4,082	$90,661
Total Consumer, Cyclical		5,122,911

Industrial - 0.6%
CSX Corp.	8,134	602,322
J.B. Hunt Transport Services, Inc.	1,036	123,222
Total Industrial		725,544

Total Common Stocks
(Cost $74,012,236)		83,006,884

MUTUAL FUNDS† - 9.0%
Guggenheim Strategy Fund I2	204,329	5,118,441
Guggenheim Strategy Fund II2	204,726	5,114,063
Total Mutual Funds
(Cost $10,226,764)		10,232,504

	Face Amount

U.S. TREASURY BILLS†† - 7.2%
U.S. Treasury Bills
2.00% due 10/25/18[3,4]	$6,325,000	6,316,224
2.11% due 12/13/18[4,5]	1,940,000	1,931,636
Total U.S. Treasury Bills
(Cost $8,247,869)		8,247,860

REPURCHASE AGREEMENTS††,6 - 12.7%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[5]	7,948,117	7,948,117
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[5]	3,927,099	3,927,099
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[5]	2,618,065	2,618,065
Total Repurchase Agreements
(Cost $14,493,281)		14,493,281

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[8]	721,750	721,750
Total Securities Lending Collateral
(Cost $721,750)		721,750

Total Investments - 102.2%
(Cost $107,701,900)		$116,702,279
Other Assets & Liabilities, net - (2.2)%		(2,475,938)
Total Net Assets - 100.0%		$114,226,341

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	421	Dec 2018	$64,469,835	$1,224,102

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	2.80%	At Maturity	10/29/18	2,341	$17,854,932	$149,438
Barclays Bank plc	NASDAQ-100 Index	2.70%	At Maturity	10/31/18	2,154	16,427,973	139,054
BNP Paribas	NASDAQ-100 Index	2.76%	At Maturity	10/29/18	6,153	46,935,405	(11,827)
						$81,218,310	$276,665

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$83,006,884	$—	$—	$83,006,884
Mutual Funds	10,232,504	—	—	10,232,504
U.S. Treasury Bills	—	8,247,860	—	8,247,860
Repurchase Agreements	—	14,493,281	—	14,493,281
Securities Lending Collateral	721,750	—	—	721,750
Equity Futures Contracts**	1,224,102	—	—	1,224,102
Equity Index Swap Agreements**	—	288,492	—	288,492
Total Assets	$95,185,240	$23,029,633	$—	$118,214,873

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$11,827	$—	$11,827

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,819,498	$3,300,000	$—	$—	$(1,057)	$5,118,441	204,329	$55,455
Guggenheim Strategy Fund II	3,119,724	2,000,000	—	—	(5,661)	5,114,063	204,726	66,956
	$4,939,222	$5,300,000	$—	$—	$(6,718)	$10,232,504		$122,411

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $654,406 of securities loaned (cost $82,981,855)	$91,976,494
Investments in affiliated issuers, at value (cost $10,226,764)	10,232,504
Repurchase agreements, at value (cost $14,493,281)	14,493,281
Unrealized appreciation on swap agreements	288,492
Receivables:
Fund shares sold	594,370
Dividends	36,705
Investment adviser	36,106
Interest	2,704
Securities lending income	326
Total assets	117,660,982

Liabilities:
Unrealized depreciation on swap agreements	11,827
Payable for:
Fund shares redeemed	2,495,197
Return of securities loaned	721,750
Management fees	74,360
Distribution and service fees	20,984
Transfer agent and administrative fees	20,656
Swap settlement	18,397
Portfolio accounting fees	8,262
Variation margin	4,210
Trustees’ fees*	62
Miscellaneous	58,936
Total liabilities	3,434,641
Commitments and contingent liabilities (Note 12)	—
Net assets	$114,226,341

Net assets consist of:
Paid in capital	$178,696,227
Total distributable earnings (loss)	(64,469,886)
Net assets	$114,226,341

A-Class:
Net assets	$3,725,244
Capital shares outstanding	24,895
Net asset value per share	$149.64
Maximum offering price per share (Net asset value divided by 95.25%)	$157.10

C-Class:
Net assets	$599,792
Capital shares outstanding	4,132
Net asset value per share	$145.16

H-Class:
Net assets	$109,901,305
Capital shares outstanding	717,046
Net asset value per share	$153.27

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $152)	$263,220
Dividends from securities of affiliated issuers	122,411
Interest	191,391
Income from securities lending, net	2,368
Total investment income	579,390

Expenses:
Management fees	360,873
Distribution and service fees:
A-Class	3,457
C-Class	1,860
H-Class	96,321
Transfer agent and administrative fees	100,242
Portfolio accounting fees	40,097
Trustees’ fees*	12,478
Custodian fees	5,545
Line of credit fees	548
Miscellaneous	94,811
Total expenses	716,232
Less:
Expenses waived by Adviser	(173,737)
Net expenses	542,495
Net investment income	36,895

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,342,986
Swap agreements	7,838,422
Futures contracts	3,341,335
Net realized gain	12,522,743
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,477,259
Investments in affiliated issuers	(6,718)
Swap agreements	(336,514)
Futures contracts	1,318,125
Net change in unrealized appreciation (depreciation)	6,452,152
Net realized and unrealized gain	18,974,895
Net increase in net assets resulting from operations	$19,011,790

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$36,895	$(104,584)
Net realized gain on investments	12,522,743	7,807,298
Net change in unrealized appreciation (depreciation) on investments	6,452,152	1,678,074
Net increase in net assets resulting from operations	19,011,790	9,380,788

Capital share transactions:
Proceeds from sale of shares
A-Class	3,201,577	2,354,616
C-Class	420,651	863,781
H-Class	159,551,757	141,378,941
Cost of shares redeemed
A-Class	(2,126,954)	(1,779,999)
C-Class	(72,767)	(859,151)
H-Class	(93,223,429)	(153,547,919)
Net increase (decrease) from capital share transactions	67,750,835	(11,589,731)
Net increase (decrease) in net assets	86,762,625	(2,208,943)

Net assets:
Beginning of period	27,463,716	29,672,659
End of period	$114,226,341	$27,463,716

Capital share activity:
Shares sold
A-Class	23,037	23,176
C-Class	3,174	9,241
H-Class	1,179,471	1,310,588
Shares redeemed
A-Class	(15,701)	(18,356)
C-Class	(586)	(8,847)
H-Class	(680,428)	(1,444,250)
Net increase (decrease) in shares	508,967	(128,448)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$113.31	$79.32	$54.45	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.07	(.23)	(.18)	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	36.26	34.22	25.05	3.04	1.75
Total from investment operations	36.33	33.99	24.87	2.77	1.68
Net asset value, end of period	$149.64	$113.31	$79.32	$54.45	$51.68

Total Return[f]	32.06%	42.85%	45.65%	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,725	$1,990	$1,010	$246	$465
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.23%)	(0.28%)	(0.48%)	(0.38%)
Total expenses[d]	1.78%	1.71%	1.72%	1.70%	1.63%
Net expenses[e,g]	1.35%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	90%	385%	259%	551%	84%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$110.32	$77.79	$53.80	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.42)	(1.00)	(.73)	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	35.26	33.53	24.72	2.81	1.74
Total from investment operations	34.84	32.53	23.99	2.25	1.55
Net asset value, end of period	$145.16	$110.32	$77.79	$53.80	$51.55

Total Return[f]	31.58%	41.82%	44.52%	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$600	$170	$89	$23	$14
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.02%)	(1.10%)	(1.04%)	(1.13%)
Total expenses[d]	2.53%	2.46%	2.47%	2.51%	2.43%
Net expenses[e,g]	2.10%	2.10%	2.10%	2.17%	2.13%
Portfolio turnover rate	90%	385%	259%	551%	84%

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$116.07	$81.25	$55.79	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.07	(.25)	(.23)	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	37.13	35.07	25.69	4.39	1.67
Total from investment operations	37.20	34.82	25.46	4.22	1.57
Net asset value, end of period	$153.27	$116.07	$81.25	$55.79	$51.57

Total Return	32.05%	42.86%	45.64%	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,901	$25,304	$28,573	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	0.09%	(0.24%)	(0.35%)	(0.30%)	(0.60%)
Total expenses[d]	1.78%	1.71%	1.72%	1.67%	1.64%
Net expenses[e,g]	1.35%	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	90%	385%	259%	551%	84%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Total Return does not reflect the impact of any applicable sales charge.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios would be:

	09/30/18	03/29/18	03/31/17	03/31/16	03/31/15
A-Class	1.35%	1.35%	1.35%	1.35%	1.35%
C-Class	2.10%	2.10%	2.10%	2.10%	2.10%
H-Class	1.35%	1.35%	1.35%	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	19.9%
Guggenheim Strategy Fund I	19.9%
Total	39.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(13.93%)	(22.82%)	(18.49%)	(19.11%)
A-Class Shares	(14.01%)	(23.02%)	(18.50%)	(19.23%)
A-Class Shares with sales charge‡	(18.09%)	(26.67%)	(19.30%)	(19.62%)
C-Class Shares	(14.36%)	(23.58%)	(19.32%)	(19.94%)
C-Class Shares with CDSC§	(15.22%)	(24.35%)	(19.32%)	(19.94%)
NASDAQ-100 Index	16.51%	28.91%	20.28%	18.23%
		6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(14.05%)	(23.02%)	(17.00%)
NASDAQ-100 Index		16.51%	28.91%	17.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 39.8%
Guggenheim Strategy Fund II1	84,998	$2,123,243
Guggenheim Strategy Fund I1	84,664	2,120,838
Total Mutual Funds
(Cost $4,216,828)		4,244,081

	Face Amount

U.S. TREASURY BILLS†† - 3.2%
U.S. Treasury Bills
2.11% due 12/13/18[2,3]	$300,000	298,706
2.00% due 10/25/18[3,4]	44,000	43,939
Total U.S. Treasury Bills
(Cost $342,643)		342,645

REPURCHASE AGREEMENTS††,5 - 66.7%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[2]	3,895,945	3,895,945
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[2]	1,924,954	1,924,954
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[2]	1,283,303	1,283,303
Total Repurchase Agreements
(Cost $7,104,202)		7,104,202

Total Investments - 109.7%
(Cost $11,663,673)		$11,690,928
Other Assets & Liabilities, net - (9.7)%		(1,038,000)
Total Net Assets - 100.0%		$10,652,928

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	7	Dec 2018	$1,071,945	$(10,905)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	(2.26%)	At Maturity	10/29/18	519	$3,957,198	$997
Barclays Bank plc	NASDAQ-100 Index	(2.55%)	At Maturity	10/31/18	155	1,180,914	(9,996)
Goldman Sachs International	NASDAQ-100 Index	(2.50%)	At Maturity	10/29/18	589	4,491,994	(38,022)
						$9,630,106	$(47,021)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,244,081	$—	$—	$4,244,081
U.S. Treasury Bills	—	342,645	—	342,645
Repurchase Agreements	—	7,104,202	—	7,104,202
Equity Index Swap Agreements**	—	997	—	997
Total Assets	$4,244,081	$7,447,844	$—	$11,691,925

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$10,905	$—	$—	$10,905
Equity Index Swap Agreements**	—	48,018	—	48,018
Total Liabilities	$10,905	$48,018	$—	$58,923

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,120,838	$—	$—	$—	$—	$2,120,838	84,664	$29,440
Guggenheim Strategy Fund II	2,125,793	—	—	—	(2,550)	2,123,243	84,998	32,409
	$4,246,631	$—	$—	$—	$(2,550)	$4,244,081		$61,849

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $342,643)	$342,645
Investments in affiliated issuers, at value(cost $4,216,828)	4,244,081
Repurchase agreements, at value (cost $7,104,202)	7,104,202
Segregated cash with broker	22,491
Unrealized appreciation on swap agreements	997
Receivables:
Dividends	9,831
Interest	1,326
Fund shares sold	585
Variation margin	70
Total assets	11,726,228

Liabilities:
Unrealized depreciation on swap agreements	48,018
Payable for:
Fund shares redeemed	1,004,847
Swap settlement	6,673
Management fees	6,018
Transfer agent and administrative fees	1,672
Distribution and service fees	1,075
Portfolio accounting fees	669
Trustees’ fees*	8
Miscellaneous	4,320
Total liabilities	1,073,300
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,652,928

Net assets consist of:
Paid in capital	$52,136,868
Total distributable earnings (loss)	(41,483,940)
Net assets	$10,652,928

Investor Class:
Net assets	$5,559,990
Capital shares outstanding	102,445
Net asset value per share	$54.27

A-Class:
Net assets	$798,519
Capital shares outstanding	15,165
Net asset value per share	$52.66
Maximum offering price per share (Net asset value divided by 95.25%)	$55.29

C-Class:
Net assets	$1,072,106
Capital shares outstanding	23,875
Net asset value per share	$44.90

H-Class:
Net assets	$3,222,313
Capital shares outstanding	62,100
Net asset value per share	$51.89

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$61,849
Interest	49,920
Total investment income	111,769

Expenses:
Management fees	43,257
Distribution and service fees:
A-Class	1,129
C-Class	4,488
H-Class	2,031
Transfer agent and administrative fees	12,016
Registration fees	5,193
Portfolio accounting fees	4,806
Trustees’ fees*	1,688
Custodian fees	651
Miscellaneous	5,564
Total expenses	80,823
Net investment income	30,946

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(1,570,759)
Futures contracts	(45,294)
Net realized loss	(1,616,053)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	(2,550)
Swap agreements	(224,856)
Futures contracts	(10,905)
Net change in unrealized appreciation (depreciation)	(238,309)
Net realized and unrealized loss	(1,854,362)
Net decrease in net assets resulting from operations	$(1,823,416)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$30,946	$(393)
Net realized loss on investments	(1,616,053)	(2,530,056)
Net change in unrealized appreciation (depreciation) on investments	(238,309)	242,172
Net decrease in net assets resulting from operations	(1,823,416)	(2,288,277)

Capital share transactions:
Proceeds from sale of shares
Investor Class	39,920,553	93,876,628
A-Class	127,634	1,757,628
C-Class	7,354,654	2,225,904
H-Class	18,326,931	51,935,256
Cost of shares redeemed
Investor Class	(38,602,939)	(93,335,132)
A-Class	(229,811)	(2,856,960)
C-Class	(7,004,232)	(2,270,555)
H-Class	(17,211,483)	(49,868,266)
Net increase from capital share transactions	2,681,307	1,464,503
Net increase (decrease) in net assets	857,891	(823,774)

Net assets:
Beginning of period	9,795,037	10,618,811
End of period	$10,652,928	$9,795,037

Capital share activity:
Shares sold
Investor Class	672,361	1,343,162
A-Class	2,214	25,793
C-Class	150,394	40,912
H-Class	331,831	822,375
Shares redeemed
Investor Class	(656,728)	(1,337,274)
A-Class	(3,987)	(43,572)
C-Class	(143,325)	(43,217)
H-Class	(309,541)	(788,739)
Net increase in shares	43,219	19,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[g]	Year Ended March 31, 2016[g]	Year Ended March 31, 2015[g]	Year Ended March 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$63.05	$77.68	$96.42	$105.47	$132.37	$175.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.11	(.51)	(1.08)	(1.32)	(2.16)
Net gain (loss) on investments (realized and unrealized)	(9.02)	(14.74)	(18.23)	(7.97)	(25.58)	(41.10)
Total from investment operations	(8.78)	(14.63)	(18.74)	(9.05)	(26.90)	(43.26)
Net asset value, end of period	$54.27	$63.05	$77.68	$96.42	$105.47	$132.37

Total Return	(13.93%)	(18.83%)	(19.42%)	(8.61%)	(20.31%)	(24.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,560	$5,474	$6,286	$11,857	$6,821	$6,865
Ratios to average net assets:
Net investment income (loss)	0.81%	0.16%	(0.57%)	(1.04%)	(1.14%)	(1.44%)
Total expenses[d]	1.52%	1.46%	1.46%	1.44%	1.46%	1.46%
Portfolio turnover rate	—	—	486%	1,674%	149%	—

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[g]	Year Ended March 31, 2016[g]	Year Ended March 31, 2015[g]	Year Ended March 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$61.24	$75.63	$94.01	$101.76	$127.98	$170.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	(.08)	(1.00)	(1.32)	(1.48)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(8.74)	(14.31)	(17.38)	(6.43)	(24.74)	(40.07)
Total from investment operations	(8.58)	(14.39)	(18.38)	(7.75)	(26.22)	(42.47)
Net asset value, end of period	$52.66	$61.24	$75.63	$94.01	$101.76	$127.98

Total Return[c]	(14.01%)	(19.03%)	(19.54%)	(7.63%)	(20.50%)	(24.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$799	$1,037	$2,626	$54,948	$570	$372
Ratios to average net assets:
Net investment income (loss)	0.56%	(0.12%)	(1.08%)	(1.36%)	(1.35%)	(1.69%)
Total expenses[d]	1.77%	1.72%	1.70%	1.69%	1.71%	1.71%
Portfolio turnover rate	—	—	486%	1,674%	149%	—

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[g]	Year Ended March 31, 2016[g]	Year Ended March 31, 2015[g]	Year Ended March 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$52.43	$65.23	$81.79	$90.32	$114.51	$153.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.48)	(1.14)	(1.80)	(2.12)	(3.20)
Net gain (loss) on investments (realized and unrealized)	(7.49)	(12.32)	(15.42)	(6.73)	(22.07)	(35.98)
Total from investment operations	(7.53)	(12.80)	(16.56)	(8.53)	(24.19)	(39.18)
Net asset value, end of period	$44.90	$52.43	$65.23	$81.79	$90.32	$114.51

Total Return[c]	(14.36%)	(19.62%)	(20.26%)	(9.43%)	(21.13%)	(25.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,072	$881	$1,247	$1,457	$998	$561
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.84%)	(1.51%)	(2.09%)	(2.12%)	(2.44%)
Total expenses[d]	2.52%	2.46%	2.46%	2.44%	2.46%	2.46%
Portfolio turnover rate	—	—	486%	1,674%	149%	—

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[g]	Year Ended March 31, 2016[g]	Period Ended March 31, 2015[e,g]
Per Share Data
Net asset value, beginning of period	$60.37	$74.56	$92.82	$101.76	$110.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.07	(.86)	(1.16)	(.80)
Net gain (loss) on investments (realized and unrealized)	(8.62)	(14.26)	(17.40)	(7.78)	(7.44)
Total from investment operations	(8.48)	(14.19)	(18.26)	(8.94)	(8.24)
Net asset value, end of period	$51.89	$60.37	$74.56	$92.82	$101.76

Total Return	(14.05%)	(19.03%)	(19.65%)	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,222	$2,403	$460	$252	$335
Ratios to average net assets:
Net investment income (loss)	0.51%	0.11%	(0.95%)	(1.18%)	(1.35%)
Total expenses[d]	1.77%	1.71%	1.70%	1.70%	1.68%
Portfolio turnover rate	—	—	486%	1,674%	149%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for March 31, 2014, have been restated to reflect a 1:5 reverse share split effective February 21, 2014.
[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2017, have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.9%
Guggenheim Strategy Fund I	30.9%
Fortinet, Inc.	0.1%
Teleflex, Inc.	0.1%
Domino’s Pizza, Inc.	0.1%
Keysight Technologies, Inc.	0.1%
Jack Henry & Associates, Inc.	0.1%
IDEX Corp.	0.1%
PTC, Inc.	0.1%
Trimble, Inc.	0.1%
Top Ten Total	64.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	11.06%	18.34%	15.23%	14.80%
A-Class Shares with sales charge‡	5.79%	12.72%	14.11%	14.24%
C-Class Shares	10.65%	17.45%	14.37%	13.95%
C-Class Shares with CDSC§	9.65%	16.45%	14.37%	13.95%
H-Class Shares	11.08%	18.44%	15.32%	14.85%
S&P MidCap 400 Index	8.32%	14.21%	11.91%	12.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 3.6%

Financial - 0.9%
Alleghany Corp.	6	$3,915
Reinsurance Group of America, Inc. — Class A	27	3,903
East West Bancorp, Inc.	62	3,743
Camden Property Trust REIT	40	3,743
SEI Investments Co.	56	3,422
American Financial Group, Inc.	30	3,329
WR Berkley Corp.	41	3,277
Kilroy Realty Corp. REIT	43	3,083
National Retail Properties, Inc. REIT	67	3,003
Brown & Brown, Inc.	99	2,928
Cullen/Frost Bankers, Inc.	27	2,820
Lamar Advertising Co. — Class A REIT	36	2,801
Omega Healthcare Investors, Inc. REIT	85	2,785
Signature Bank	24	2,756
Jones Lang LaSalle, Inc.	19	2,742
Old Republic International Corp.	121	2,708
CyrusOne, Inc. REIT	42	2,663
Liberty Property Trust REIT	63	2,662
Commerce Bancshares, Inc.	40	2,641
Eaton Vance Corp.	50	2,628
Douglas Emmett, Inc. REIT	69	2,603
PacWest Bancorp	52	2,478
First American Financial Corp.	48	2,476
American Campus Communities, Inc. REIT	58	2,387
First Horizon National Corp.	138	2,382
Medical Properties Trust, Inc. REIT	155	2,311
Webster Financial Corp.	39	2,299
Synovus Financial Corp.	50	2,289
RenaissanceRe Holdings Ltd.	17	2,271
Hanover Insurance Group, Inc.	18	2,221
EPR Properties REIT	32	2,189
Primerica, Inc.	18	2,170
New York Community Bancorp, Inc.	209	2,167
Sterling Bancorp	96	2,112
Kemper Corp.	26	2,092
Highwoods Properties, Inc. REIT	44	2,079
SLM Corp.*	186	2,074
Wintrust Financial Corp.	24	2,039
Hospitality Properties Trust REIT	70	2,019
Bank OZK	52	1,974
Umpqua Holdings Corp.	94	1,955
Prosperity Bancshares, Inc.	28	1,942
Janus Henderson Group plc	72	1,941
Life Storage, Inc. REIT	20	1,903
Associated Banc-Corp.	73	1,898
Pinnacle Financial Partners, Inc.	31	1,865
Rayonier, Inc. REIT	55	1,859
CoreSite Realty Corp. REIT	16	1,778
Senior Housing Properties Trust REIT	101	1,774
Interactive Brokers Group, Inc. — Class A	32	1,770
Sabra Health Care REIT, Inc.	76	1,757
FNB Corp.	138	1,755
Texas Capital Bancshares, Inc.*	21	1,736
Hancock Whitney Corp.	36	1,712
Evercore, Inc. — Class A	17	1,709
First Industrial Realty Trust, Inc. REIT	54	1,696
JBG SMITH Properties REIT	46	1,694
TCF Financial Corp.	71	1,690
MB Financial, Inc.	36	1,660
LaSalle Hotel Properties REIT	47	1,626
Chemical Financial Corp.	30	1,602
United Bankshares, Inc.	44	1,599
Cousins Properties, Inc. REIT	179	1,591
Valley National Bancorp	141	1,586
Taubman Centers, Inc. REIT	26	1,556
Healthcare Realty Trust, Inc. REIT	53	1,551
Stifel Financial Corp.	30	1,538
Weingarten Realty Investors REIT	51	1,518
Uniti Group, Inc. REIT	75	1,511
Home BancShares, Inc.	68	1,489
CNO Financial Group, Inc.	70	1,485
Bank of Hawaii Corp.	18	1,420
Cathay General Bancorp	33	1,368
Navient Corp.	100	1,348
UMB Financial Corp.	19	1,347
Corporate Office Properties Trust REIT	44	1,312
GEO Group, Inc. REIT	52	1,308
Fulton Financial Corp.	75	1,249
BancorpSouth Bank	38	1,243
CoreCivic, Inc. REIT	51	1,241
Washington Federal, Inc.	36	1,152
Legg Mason, Inc.	36	1,124
PotlatchDeltic Corp. REIT	27	1,106
Realogy Holdings Corp.[1]	53	1,094
Urban Edge Properties REIT	49	1,082
Aspen Insurance Holdings Ltd.	25	1,045
International Bancshares Corp.	23	1,035
Federated Investors, Inc. — Class B	41	989
Trustmark Corp.	29	976
Tanger Factory Outlet Centers, Inc. REIT	40	915
Genworth Financial, Inc. — Class A*	213	888
Mack-Cali Realty Corp. REIT	38	808
LendingTree, Inc.*,1	3	690
Alexander & Baldwin, Inc. REIT	29	658
Mercury General Corp.	12	602
Total Financial		184,930

Industrial - 0.6%
Keysight Technologies, Inc.*	80	5,302
IDEX Corp.	33	4,972
Trimble, Inc.*	107	4,650
Old Dominion Freight Line, Inc.	28	4,515
Cognex Corp.	73	4,075
Wabtec Corp.	37	3,880
Teledyne Technologies, Inc.*	15	3,700
Graco, Inc.	71	3,290
Lennox International, Inc.	15	3,276
Donaldson Company, Inc.	55	3,204
Hubbell, Inc.	23	3,072
Nordson Corp.	22	3,056

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Carlisle Companies, Inc.	25	$3,045
AptarGroup, Inc.	26	2,801
Arrow Electronics, Inc.*	37	2,728
Acuity Brands, Inc.	17	2,673
Lincoln Electric Holdings, Inc.	28	2,616
Curtiss-Wright Corp.	19	2,611
Gentex Corp.	115	2,468
Sonoco Products Co.	42	2,331
National Instruments Corp.	48	2,320
Trinity Industries, Inc.	63	2,308
Genesee & Wyoming, Inc. — Class A*	25	2,275
ITT, Inc.	37	2,267
AECOM*	69	2,253
Oshkosh Corp.	31	2,208
Landstar System, Inc.	18	2,196
Avnet, Inc.	49	2,194
Littelfuse, Inc.	11	2,177
Crane Co.	22	2,164
Woodward, Inc.	24	1,941
Knight-Swift Transportation Holdings, Inc.	55	1,896
Bemis Company, Inc.	39	1,896
Kirby Corp.*	23	1,892
EMCOR Group, Inc.	25	1,878
nVent Electric plc	69	1,874
Jabil, Inc.	65	1,760
Coherent, Inc.*	10	1,722
Eagle Materials, Inc.	20	1,705
AGCO Corp.	28	1,702
Ryder System, Inc.	23	1,680
Louisiana-Pacific Corp.	61	1,616
MSA Safety, Inc.	15	1,597
Clean Harbors, Inc.*	22	1,575
EnerSys	18	1,568
Regal Beloit Corp.	19	1,567
Kennametal, Inc.	35	1,525
Timken Co.	30	1,496
Energizer Holdings, Inc.	25	1,466
GATX Corp.	16	1,385
Valmont Industries, Inc.	10	1,385
Owens-Illinois, Inc.*	68	1,278
KBR, Inc.	60	1,268
Belden, Inc.	17	1,214
Tech Data Corp.*	16	1,145
Vishay Intertechnology, Inc.	56	1,139
Terex Corp.	28	1,118
SYNNEX Corp.	13	1,101
Dycom Industries, Inc.*	13	1,100
Esterline Technologies Corp.*	11	1,000
Silgan Holdings, Inc.	33	917
Granite Construction, Inc.	19	868
Worthington Industries, Inc.	17	737
Werner Enterprises, Inc.	19	672
Greif, Inc. — Class A	11	590
Total Industrial		139,900

Consumer, Non-cyclical - 0.6%
Teleflex, Inc.	20	5,322
Lamb Weston Holdings, Inc.	62	4,129
STERIS plc	36	4,118
Molina Healthcare, Inc.*	26	3,866
West Pharmaceutical Services, Inc.	31	3,828
WEX, Inc.*	18	3,614
Service Corporation International	77	3,403
Encompass Health Corp.	42	3,274
Bio-Techne Corp.	16	3,266
Ingredion, Inc.	30	3,149
MarketAxess Holdings, Inc.	16	2,856
Catalent, Inc.*	62	2,824
Bio-Rad Laboratories, Inc. — Class A*	9	2,817
Sabre Corp.	107	2,791
PRA Health Sciences, Inc.*	25	2,755
Post Holdings, Inc.*	28	2,745
Charles River Laboratories International, Inc.*	20	2,691
Hill-Rom Holdings, Inc.	28	2,643
LivaNova plc*	21	2,603
Haemonetics Corp.*	22	2,521
Masimo Corp.*	20	2,491
United Therapeutics Corp.*	19	2,430
ManpowerGroup, Inc.	28	2,407
Exelixis, Inc.*	127	2,250
Chemed Corp.	7	2,237
HealthEquity, Inc.*	23	2,171
ICU Medical, Inc.*	7	1,979
Integra LifeSciences Holdings Corp.*	30	1,976
MEDNAX, Inc.*	40	1,867
Globus Medical, Inc. — Class A*	31	1,759
Inogen, Inc.*	7	1,709
CoreLogic, Inc.*	34	1,680
Aaron’s, Inc.	29	1,579
NuVasive, Inc.*	22	1,562
Brink’s Co.	22	1,534
Sprouts Farmers Market, Inc.*	54	1,480
Flowers Foods, Inc.	78	1,456
Helen of Troy Ltd.*	11	1,440
Cantel Medical Corp.	15	1,381
Avanos Medical, Inc.*	20	1,370
Syneos Health, Inc.*	26	1,340
Acadia Healthcare Company, Inc.*	38	1,338
Healthcare Services Group, Inc.[1]	31	1,259
Adtalem Global Education, Inc.*	26	1,253
Lancaster Colony Corp.	8	1,194
Graham Holdings Co. — Class B	2	1,159
Weight Watchers International, Inc.*	16	1,152
Boston Beer Company, Inc. — Class A*	4	1,150
TreeHouse Foods, Inc.*	24	1,148
Deluxe Corp.	20	1,139
Edgewell Personal Care Co.*,1	23	1,063
Hain Celestial Group, Inc.*	38	1,031
LifePoint Health, Inc.*	16	1,030
Mallinckrodt plc*	35	1,026

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Tenet Healthcare Corp.*	35	$996
Sanderson Farms, Inc.	9	930
Avis Budget Group, Inc.*	28	900
Patterson Companies, Inc.	35	856
Prestige Consumer Healthcare, Inc.*	22	833
Sotheby’s*	16	787
United Natural Foods, Inc.*	22	659
Akorn, Inc.*	40	519
Tootsie Roll Industries, Inc.[1]	8	234
Total Consumer, Non-cyclical		124,969

Consumer, Cyclical - 0.4%
Domino’s Pizza, Inc.	18	5,306
Live Nation Entertainment, Inc.*	59	3,214
Five Below, Inc.*	24	3,121
Pool Corp.	17	2,837
Toro Co.	45	2,699
Dunkin’ Brands Group, Inc.	36	2,654
JetBlue Airways Corp.*	133	2,575
Polaris Industries, Inc.	25	2,524
Watsco, Inc.	14	2,493
Brunswick Corp.	37	2,479
NVR, Inc.*	1	2,471
Wyndham Hotels & Resorts, Inc.	43	2,390
Williams-Sonoma, Inc.[1]	34	2,235
Ollie’s Bargain Outlet Holdings, Inc.*	22	2,114
Six Flags Entertainment Corp.	30	2,095
Casey’s General Stores, Inc.	16	2,066
Nu Skin Enterprises, Inc. — Class A	24	1,978
Carter’s, Inc.	20	1,972
Marriott Vacations Worldwide Corp.	17	1,947
Texas Roadhouse, Inc. — Class A	28	1,940
Toll Brothers, Inc.	58	1,916
Wyndham Destinations, Inc.	42	1,821
Cinemark Holdings, Inc.	45	1,809
American Eagle Outfitters, Inc.	72	1,788
MSC Industrial Direct Company, Inc. — Class A	20	1,762
Thor Industries, Inc.	21	1,757
Skechers U.S.A., Inc. — Class A*	58	1,620
Deckers Outdoor Corp.*	13	1,541
Cracker Barrel Old Country Store, Inc.[1]	10	1,471
Adient plc	37	1,454
Signet Jewelers Ltd.	22	1,450
Churchill Downs, Inc.	5	1,388
Wendy’s Co.	80	1,371
Eldorado Resorts, Inc.*	28	1,361
Scotts Miracle-Gro Co. — Class A	17	1,338
Urban Outfitters, Inc.*	32	1,309
Visteon Corp.*	13	1,208
Delphi Technologies plc	38	1,192
Dick’s Sporting Goods, Inc.	33	1,171
Dana, Inc.	62	1,157
Boyd Gaming Corp.	34	1,151
AutoNation, Inc.*	25	1,039
Jack in the Box, Inc.	12	1,006
Tempur Sealy International, Inc.*,1	19	1,005
Cheesecake Factory, Inc.	18	964
Herman Miller, Inc.	25	960
Sally Beauty Holdings, Inc.*,1	51	938
Bed Bath & Beyond, Inc.	60	900
KB Home	36	861
HNI Corp.	19	841
TRI Pointe Group, Inc.*	65	806
World Fuel Services Corp.	29	803
Brinker International, Inc.	17	794
Big Lots, Inc.	17	710
Tupperware Brands Corp.	21	703
Michaels Companies, Inc.*	42	682
Dillard’s, Inc. — Class A1	8	611
Scientific Games Corp. — Class A*	23	584
Papa John’s International, Inc.[1]	10	513
International Speedway Corp. — Class A1	10	438
Total Consumer, Cyclical		97,303

Technology - 0.4%
Fortinet, Inc.*	61	5,628
Jack Henry & Associates, Inc.	33	5,283
PTC, Inc.*	45	4,778
Leidos Holdings, Inc.	64	4,426
Ultimate Software Group, Inc.*	13	4,188
Zebra Technologies Corp. — Class A*	23	4,067
Tyler Technologies, Inc.*	16	3,921
CDK Global, Inc.	55	3,441
Teradyne, Inc.	79	2,921
Fair Isaac Corp.*	12	2,743
Integrated Device Technology, Inc.*	55	2,586
Dun & Bradstreet Corp.	16	2,280
Cypress Semiconductor Corp.	154	2,232
Monolithic Power Systems, Inc.	17	2,134
Blackbaud, Inc.	21	2,131
Teradata Corp.*	51	1,923
MKS Instruments, Inc.	23	1,844
Medidata Solutions, Inc.*	25	1,833
MAXIMUS, Inc.	27	1,757
j2 Global, Inc.	20	1,657
Silicon Laboratories, Inc.*	18	1,652
Cree, Inc.*	43	1,628
Lumentum Holdings, Inc.*	27	1,619
Perspecta, Inc.	61	1,569
Manhattan Associates, Inc.*	28	1,529
Science Applications International Corp.	18	1,451
NCR Corp.*	50	1,420
ACI Worldwide, Inc.*	49	1,379
CommVault Systems, Inc.*	16	1,120
Allscripts Healthcare Solutions, Inc.*	74	1,054
Cirrus Logic, Inc.*	26	1,004
Convergys Corp.	39	926
NetScout Systems, Inc.*	31	783
Synaptics, Inc.*	15	684
Pitney Bowes, Inc.	80	566
Total Technology		80,157

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Energy - 0.2%
WPX Energy, Inc.*	168	$3,380
Energen Corp.*	35	3,016
Transocean Ltd.*,1	183	2,553
PBF Energy, Inc. — Class A	51	2,545
Murphy Oil Corp.	69	2,300
Core Laboratories N.V.	19	2,201
Chesapeake Energy Corp.*,1	389	1,747
Oasis Petroleum, Inc.*	114	1,617
Patterson-UTI Energy, Inc.	94	1,608
Ensco plc — Class A	186	1,570
First Solar, Inc.*	32	1,550
Range Resources Corp.	88	1,495
Matador Resources Co.*	44	1,454
Apergy Corp.*	33	1,437
McDermott International, Inc.*	77	1,419
SM Energy Co.	44	1,387
CNX Resources Corp.*	91	1,302
Southwestern Energy Co.*	250	1,278
Callon Petroleum Co.*	97	1,163
Oceaneering International, Inc.*	42	1,159
QEP Resources, Inc.*	101	1,143
Murphy USA, Inc.*	13	1,111
Rowan Companies plc — Class A*	54	1,017
Nabors Industries Ltd.	139	856
Dril-Quip, Inc.*	16	836
NOW, Inc.*	46	761
Gulfport Energy Corp.*	67	698
Superior Energy Services, Inc.*	66	643
Diamond Offshore Drilling, Inc.*,1	28	560
KLX Energy Services Holdings, Inc.*	1	26
Total Energy		43,832

Basic Materials - 0.2%
Steel Dynamics, Inc.	100	4,519
RPM International, Inc.	57	3,702
Chemours Co.	75	2,958
Reliance Steel & Aluminum Co.	31	2,644
United States Steel Corp.	76	2,316
Ashland Global Holdings, Inc.	27	2,264
Royal Gold, Inc.	28	2,158
Olin Corp.	71	1,823
Valvoline, Inc.	81	1,742
Versum Materials, Inc.	46	1,656
Cabot Corp.	26	1,631
NewMarket Corp.	4	1,622
Allegheny Technologies, Inc.*	54	1,596
PolyOne Corp.	34	1,487
Domtar Corp.	27	1,409
Sensient Technologies Corp.	18	1,377
Carpenter Technology Corp.	20	1,179
Commercial Metals Co.	50	1,026
Minerals Technologies, Inc.	15	1,014
Compass Minerals International, Inc.	14	941
Total Basic Materials		39,064

Utilities - 0.2%
Atmos Energy Corp.	47	4,414
UGI Corp.	74	4,105
OGE Energy Corp.	85	3,087
Aqua America, Inc.	76	2,804
Vectren Corp.	35	2,502
MDU Resources Group, Inc.	84	2,158
IDACORP, Inc.	21	2,084
National Fuel Gas Co.	37	2,074
ONE Gas, Inc.	22	1,810
New Jersey Resources Corp.	38	1,752
Southwest Gas Holdings, Inc.	21	1,660
ALLETE, Inc.	22	1,650
Hawaiian Electric Industries, Inc.	46	1,637
PNM Resources, Inc.	34	1,342
Black Hills Corp.	23	1,336
NorthWestern Corp.	21	1,232
Total Utilities		35,647

Communications - 0.1%
FactSet Research Systems, Inc.	16	3,579
LogMeIn, Inc.	22	1,960
Ciena Corp.*	61	1,906
ARRIS International plc*	72	1,871
Cable One, Inc.	2	1,767
World Wrestling Entertainment, Inc. — Class A	18	1,741
LiveRamp Holdings, Inc.*	33	1,631
ViaSat, Inc.*,1	24	1,535
New York Times Co. — Class A	60	1,389
AMC Networks, Inc. — Class A*	19	1,261
InterDigital, Inc.	15	1,200
Telephone & Data Systems, Inc.	39	1,187
John Wiley & Sons, Inc. — Class A	19	1,152
TEGNA, Inc.	92	1,100
Meredith Corp.	17	868
Plantronics, Inc.	14	844
Cars.com, Inc.*	27	745
Total Communications		25,736

Total Common Stocks
(Cost $720,616)		771,538

MUTUAL FUNDS† - 63.8%
Guggenheim Strategy Fund II2	281,939	7,042,847
Guggenheim Strategy Fund I2	263,616	6,603,591
Total Mutual Funds
(Cost $13,626,412)		13,646,438

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 3.2%
U.S. Treasury Bills
2.11% due 12/13/18[3,4]	$450,000	$448,060
2.00% due 10/25/18[4,5]	232,000	231,678
Total U.S. Treasury Bills
(Cost $679,735)		679,738

REPURCHASE AGREEMENTS††,6 - 15.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[3]	1,854,291	1,854,291
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[3]	916,190	916,190
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[3]	610,793	610,793
Total Repurchase Agreements
(Cost $3,381,274)		3,381,274

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[8]	13,479	13,479
Total Securities Lending Collateral
(Cost $13,479)		13,479

Total Investments - 86.5%
(Cost $18,421,516)		$18,492,467
Other Assets & Liabilities, net - 13.5%		2,895,297
Total Net Assets - 100.0%		$21,387,764

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	37	Dec 2018	$7,493,980	$(31,375)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	2.55%	At Maturity	10/29/18	7,415	$14,975,267	$42,886
Barclays Bank plc	S&P MidCap 400 Index	2.55%	At Maturity	10/31/18	3,295	6,654,648	24,417
BNP Paribas	S&P MidCap 400 Index	2.61%	At Maturity	10/29/18	1,054	2,127,684	7,228
						$23,757,599	$74,531

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$771,538	$—	$—	$771,538
Mutual Funds	13,646,438	—	—	13,646,438
U.S. Treasury Bills	—	679,738	—	679,738
Repurchase Agreements	—	3,381,274	—	3,381,274
Securities Lending Collateral	13,479	—	—	13,479
Equity Index Swap Agreements**	—	74,531	—	74,531
Total Assets	$14,431,455	$4,135,543	$—	$18,566,998

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$31,375	$—	$—	$31,375

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$6,903,472	$—	$(300,000)	$—	$119	$6,603,591	263,616	$92,309
Guggenheim Strategy Fund II	8,601,145	—	(1,550,000)	(3,559)	(4,739)	7,042,847	281,939	110,253
	$15,504,617	$—	$(1,850,000)	$(3,559)	$(4,620)	$13,646,438		$202,562

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $13,186 of securities loaned (cost $1,413,830)	$1,464,755
Investments in affiliated issuers, at value (cost $13,626,412)	13,646,438
Repurchase agreements, at value (cost $3,381,274)	3,381,274
Segregated cash with broker	380,806
Unrealized appreciation on swap agreements	74,531
Receivables:
Fund shares sold	2,444,360
Dividends	32,440
Variation margin	23,386
Swap settlement	7,251
Securities sold	2,549
Interest	631
Securities lending income	7
Total assets	21,458,428

Liabilities:
Payable for:
Fund shares redeemed	16,993
Return of securities loaned	13,479
Management fees	13,416
Distribution and service fees	6,280
Licensing fees	3,843
Transfer agent and administrative fees	3,727
Securities purchased	1,709
Portfolio accounting fees	1,490
Trustees’ fees*	28
Miscellaneous	9,699
Total liabilities	70,664
Commitments and contingent liabilities (Note 12)	—
Net assets	$21,387,764

Net assets consist of:
Paid in capital	$18,277,753
Total distributable earnings (loss)	3,110,011
Net assets	$21,387,764

A-Class:
Net assets	$3,387,716
Capital shares outstanding	33,748
Net asset value per share	$100.38
Maximum offering price per share (Net asset value divided by 95.25%)	$105.39

C-Class:
Net assets	$4,550,395
Capital shares outstanding	52,062
Net asset value per share	$87.40

H-Class:
Net assets	$13,449,653
Capital shares outstanding	133,327
Net asset value per share	$100.88

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6)	$5,796
Dividends from securities of affiliated issuers	202,562
Interest	46,572
Income from securities lending, net	73
Total investment income	255,003

Expenses:
Management fees	91,323
Distribution and service fees:
A-Class	3,346
C-Class	27,961
H-Class	15,031
Transfer agent and administrative fees	25,368
Portfolio accounting fees	10,147
Trustees’ fees*	3,741
Custodian fees	1,390
Miscellaneous	18,420
Total expenses	196,727
Net investment income	58,276

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	64,408
Investments in affiliated issuers	(3,559)
Swap agreements	1,646,380
Futures contracts	106,339
Net realized gain	1,813,568
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,012)
Investments in affiliated issuers	(4,620)
Swap agreements	(27,465)
Futures contracts	381,350
Net change in unrealized appreciation (depreciation)	340,253
Net realized and unrealized gain	2,153,821
Net increase in net assets resulting from operations	$2,212,097

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,276	$208,175
Net realized gain on investments	1,813,568	15,610,476
Net change in unrealized appreciation (depreciation) on investments	340,253	(1,107,603)
Net increase in net assets resulting from operations	2,212,097	14,711,048

Distributions to shareholders:
A-Class	—	(15,856)[1]
C-Class	—	(36,829)[1]
H-Class	—	(1,268,478)[1]
Total distributions to shareholders	—	(1,321,163)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,748,931	8,151,254
C-Class	44,340	759,646
H-Class	51,847,059	694,252,101
Distributions reinvested
A-Class	—	12,792
C-Class	—	36,567
H-Class	—	581,833
Cost of shares redeemed
A-Class	(1,016,034)	(7,941,273)
C-Class	(1,938,197)	(3,306,799)
H-Class	(53,724,005)	(713,448,078)
Net decrease from capital share transactions	(3,037,906)	(20,901,957)
Net decrease in net assets	(825,809)	(7,512,072)

Net assets:
Beginning of period	22,213,573	29,725,645
End of period	$21,387,764	$22,213,573

Capital share activity:
Shares sold
A-Class	17,779	91,040
C-Class	521	9,510
H-Class	531,385	7,776,386
Shares issued from reinvestment of distributions
A-Class	—	142
C-Class	—	464
H-Class	—	6,443
Shares redeemed
A-Class	(10,392)	(89,042)
C-Class	(22,841)	(45,221)
H-Class	(551,724)	(7,879,319)
Net decrease in shares	(35,272)	(129,597)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$90.38	$79.90	$61.64	$67.32	$58.48	$45.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.15	(.09)	(.47)	(.41)	(.35)
Net gain (loss) on investments (realized and unrealized)	9.61	10.83	18.50	(4.81)	9.45	13.76
Total from investment operations	10.00	10.98	18.41	(5.28)	9.04	13.41
Less distributions from:
Net realized gains	—	(.50)	(.15)	(.40)	(.20)	—
Total distributions	—	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$100.38	$90.38	$79.90	$61.64	$67.32	$58.48

Total Return[c]	11.06%	13.74%	29.88%	(7.86%)	15.50%	29.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,388	$2,382	$1,935	$1,879	$5,330	$2,632
Ratios to average net assets:
Net investment income (loss)	0.80%	0.17%	(0.13%)	(0.75%)	(0.66%)	(0.68%)
Total expenses[d]	1.73%	1.67%	1.68%	1.65%	1.64%	1.67%
Portfolio turnover rate	9%	722%	1,216%	1,506%	598%	563%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$78.99	$70.42	$54.73	$60.27	$52.77	$40.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.51)	(.65)	(.78)	(.76)	(.64)
Net gain (loss) on investments (realized and unrealized)	8.40	9.58	16.49	(4.36)	8.46	12.44
Total from investment operations	8.41	9.07	15.84	(5.14)	7.70	11.80
Less distributions from:
Net realized gains	—	(.50)	(.15)	(.40)	(.20)	—
Total distributions	—	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$87.40	$78.99	$70.42	$54.73	$60.27	$52.77

Total Return[c]	10.65%	12.89%	28.94%	(8.55%)	14.63%	28.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,550	$5,875	$7,720	$4,794	$4,615	$4,549
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.68%)	(1.05%)	(1.41%)	(1.39%)	(1.40%)
Total expenses[d]	2.48%	2.43%	2.42%	2.40%	2.40%	2.42%
Portfolio turnover rate	9%	722%	1,216%	1,506%	598%	563%

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$90.82	$80.23	$61.85	$67.45	$58.56	$45.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.35	(.37)	(.57)	(.29)	(.34)
Net gain (loss) on investments (realized and unrealized)	9.68	10.74	18.90	(4.63)	9.38	13.77
Total from investment operations	10.06	11.09	18.53	(5.20)	9.09	13.43
Less distributions from:
Net realized gains	—	(.50)	(.15)	(.40)	(.20)	—
Total distributions	—	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$100.88	$90.82	$80.23	$61.85	$67.45	$58.56

Total Return	11.08%	13.82%	29.97%	(7.73%)	15.56%	29.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,450	$13,956	$20,071	$13,611	$16,433	$19,413
Ratios to average net assets:
Net investment income (loss)	0.78%	0.39%	(0.50%)	(0.93%)	(0.47%)	(0.66%)
Total expenses[d]	1.73%	1.66%	1.68%	1.66%	1.66%	1.68%
Portfolio turnover rate	9%	722%	1,216%	1,506%	598%	563%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.5%
Guggenheim Strategy Fund I	15.0%
Total	45.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(7.08%)	(12.31%)	(12.45%)	(15.99%)
A-Class Shares with sales charge‡	(11.49%)	(16.48%)	(13.29%)	(16.40%)
C-Class Shares	(7.47%)	(12.73%)	(13.07%)	(16.61%)
C-Class Shares with CDSC§	(8.40%)	(13.60%)	(13.07%)	(16.61%)
H-Class Shares	(7.04%)	(12.31%)	(12.43%)	(15.99%)
S&P MidCap 400 Index	8.32%	14.21%	11.91%	12.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 45.5%
Guggenheim Strategy Fund II1	7,845	$195,959
Guggenheim Strategy Fund I1	3,842	96,248
Total Mutual Funds
(Cost $290,563)		292,207

	Face Amount

U.S. TREASURY BILLS†† - 2.3%
U.S. Treasury Bills
2.11% due 12/13/18[2,3]	$15,000	14,935
Total U.S. Treasury Bills
(Cost $14,935)		14,935

REPURCHASE AGREEMENTS††,4 - 96.0%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[2]	338,418	338,418
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[2]	167,209	167,209
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[2]	111,473	111,473
Total Repurchase Agreements
(Cost $617,100)		617,100

Total Investments - 143.8%
(Cost $922,598)		$924,242
Other Assets & Liabilities, net - (43.8)%		(281,452)
Total Net Assets - 100.0%		$642,790

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	(2.40%)	At Maturity	10/31/18	42	$85,072	$(312)
BNP Paribas	S&P MidCap 400 Index	(2.11%)	At Maturity	10/29/18	120	242,071	(822)
Goldman Sachs International	S&P MidCap 400 Index	(2.25%)	At Maturity	10/29/18	158	318,807	(1,169)
						$645,950	$(2,303)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$292,207	$—	$—	$292,207
U.S. Treasury Bills	—	14,935	—	14,935
Repurchase Agreements	—	617,100	—	617,100
Total Assets	$292,207	$632,035	$—	$924,242

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$2,303	$—	$2,303

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$96,248	$—	$—	$—	$—	$96,248	3,842	$1,336
Guggenheim Strategy Fund II	196,194	—	—	—	(235)	195,959	7,845	2,991
	$292,442	$—	$—	$—	$(235)	$292,207		$4,327

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $14,935)	$14,935
Investments in affiliated issuers, at value (cost $290,563)	292,207
Repurchase agreements, at value (cost $617,100)	617,100
Segregated cash with broker	1,075
Receivables:
Dividends	690
Interest	115
Fund shares sold	63
Total assets	926,185

Liabilities:
Unrealized depreciation on swap agreements	2,303
Payable for:
Fund shares redeemed	278,727
Swap settlement	1,302
Management fees	619
Transfer agent and administrative fees	172
Distribution and service fees	172
Portfolio accounting fees	69
Trustees’ fees*	1
Miscellaneous	30
Total liabilities	283,395
Commitments and contingent liabilities (Note 12)	—
Net assets	$642,790

Net assets consist of:
Paid in capital	$6,899,118
Total distributable earnings (loss)	(6,256,328)
Net assets	$642,790

A-Class:
Net assets	$148,032
Capital shares outstanding	7,140
Net asset value per share	$20.73
Maximum offering price per share (Net asset value divided by 95.25%)	$21.76

C-Class:
Net assets	$120
Capital shares outstanding	6
Net asset value per share	$18.51

H-Class:
Net assets	$494,638
Capital shares outstanding	23,874
Net asset value per share	$20.72

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$4,327
Interest	6,785
Total investment income	11,112

Expenses:
Management fees	4,717
Distribution and service fees:
A-Class	438
C-Class	12
H-Class	869
Transfer agent and administrative fees	1,310
Registration fees	896
Portfolio accounting fees	524
Trustees’ fees*	276
Custodian fees	69
Miscellaneous	17
Total expenses	9,128
Net investment income	1,984

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(41,697)
Futures contracts	1,293
Net realized loss	(40,404)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(235)
Swap agreements	1,861
Net change in unrealized appreciation (depreciation)	1,626
Net realized and unrealized loss	(38,778)
Net decrease in net assets resulting from operations	$(36,794)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,984	$(4,745)
Net realized loss on investments	(40,404)	(126,017)
Net change in unrealized appreciation (depreciation) on investments	1,626	677
Net decrease in net assets resulting from operations	(36,794)	(130,085)

Capital share transactions:
Proceeds from sale of shares
A-Class	591,420	1,975,142
C-Class	43,778	36,523
H-Class	6,784,938	14,023,878
Cost of shares redeemed
A-Class	(571,609)	(2,025,332)
C-Class	(45,324)	(68,571)
H-Class	(6,790,220)	(14,013,755)
Net increase (decrease) from capital share transactions	12,983	(72,115)
Net decrease in net assets	(23,811)	(202,200)

Net assets:
Beginning of period	666,601	868,801
End of period	$642,790	$666,601

Capital share activity:
Shares sold
A-Class	26,675	83,411
C-Class	2,393	1,695
H-Class	320,305	616,924
Shares redeemed
A-Class	(26,524)	(85,509)
C-Class	(2,482)	(3,224)
H-Class	(319,254)	(618,431)
Net increase (decrease) in shares	1,113	(5,134)

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$22.31	$24.92	$30.70	$30.76	$35.55	$44.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.11)	(.28)	(.38)	(.48)	(.64)
Net gain (loss) on investments (realized and unrealized)	(1.63)	(2.50)	(5.50)	.32	(4.31)	(8.45)
Total from investment operations	(1.58)	(2.61)	(5.78)	(.06)	(4.79)	(9.09)
Net asset value, end of period	$20.73	$22.31	$24.92	$30.70	$30.76	$35.55

Total Return[c]	(7.08%)	(10.47%)	(18.89%)	(0.16%)	(13.47%)	(20.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148	$156	$226	$111	$47	$93
Ratios to average net assets:
Net investment income (loss)	0.44%	(0.49%)	(1.02%)	(1.18%)	(1.40%)	(1.65%)
Total expenses[d]	1.74%	1.68%	1.68%	1.65%	1.66%	1.67%
Portfolio turnover rate	—	37%	120%	199%	38%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$19.94	$22.46	$27.89	$28.16	$32.78	$41.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.28)	(.48)	(.59)	(.67)	(.90)
Net gain (loss) on investments (realized and unrealized)	(1.40)	(2.24)	(4.95)	.32	(3.95)	(7.81)
Total from investment operations	(1.43)	(2.52)	(5.43)	(.27)	(4.62)	(8.71)
Net asset value, end of period	$18.51	$19.94	$22.46	$27.89	$28.16	$32.78

Total Return[c]	(7.17%)	(11.22%)	(19.51%)	(0.96%)	(14.09%)	(20.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [e]	$2	$36	$273	$89	$131
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(1.30%)	(1.85%)	(2.00%)	(2.13%)	(2.40%)
Total expenses[d]	2.18%	2.44%	2.42%	2.41%	2.41%	2.42%
Portfolio turnover rate	—	37%	120%	199%	38%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$22.29	$24.90	$30.69	$30.70	$35.49	$44.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.09)	(.31)	(.42)	(.47)	(.66)
Net gain (loss) on investments (realized and unrealized)	(1.61)	(2.52)	(5.48)	.41	(4.32)	(8.44)
Total from investment operations	(1.57)	(2.61)	(5.79)	(.01)	(4.79)	(9.10)
Net asset value, end of period	$20.72	$22.29	$24.90	$30.69	$30.70	$35.49

Total Return	(7.04%)	(10.48%)	(18.87%)	(0.07%)	(13.47%)	(20.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$495	$509	$606	$2,680	$3,015	$3,825
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.39%)	(1.10%)	(1.32%)	(1.38%)	(1.65%)
Total expenses[d]	1.74%	1.68%	1.67%	1.65%	1.65%	1.67%
Portfolio turnover rate	—	37%	120%	199%	38%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Less than $1,000 in Net Assets.
[f]	Reverse share split — Per share amounts for March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.2%
Guggenheim Strategy Fund I	8.8%
Five Below, Inc.	0.1%
LivaNova plc	0.1%
Etsy, Inc.	0.1%
Integrated Device Technology, Inc.	0.1%
Haemonetics Corp.	0.1%
Ligand Pharmaceuticals, Inc. — Class B	0.1%
Teladoc Health, Inc.	0.1%
HubSpot, Inc.	0.1%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	16.22%	20.00%	13.82%	12.64%
A-Class Shares with sales charge‡	10.69%	14.31%	12.71%	12.09%
C-Class Shares	15.80%	19.10%	12.96%	11.77%
C-Class Shares with CDSC§	14.80%	18.10%	12.96%	11.77%
H-Class Shares	16.21%	19.79%	13.77%	12.60%
Russell 2000 Index	11.61%	15.24%	14.75%	14.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 32.3%

Financial - 7.8%
Primerica, Inc.	70	$8,438
MGIC Investment Corp.*	584	7,773
Radian Group, Inc.	357	7,379
IBERIABANK Corp.	90	7,321
Gramercy Property Trust REIT	265	7,272
Essent Group Ltd.*	159	7,036
Kemper Corp.	87	6,999
Sabra Health Care REIT, Inc.	294	6,797
Hancock Whitney Corp.	140	6,657
First Industrial Realty Trust, Inc. REIT	206	6,468
Ryman Hospitality Properties, Inc. REIT	74	6,377
LaSalle Hotel Properties REIT	183	6,330
First Financial Bankshares, Inc.[1]	107	6,324
RLJ Lodging Trust REIT	287	6,323
MB Financial, Inc.	137	6,317
Chemical Financial Corp.	118	6,301
Cousins Properties, Inc. REIT	694	6,170
Selective Insurance Group, Inc.	96	6,096
Sunstone Hotel Investors, Inc. REIT	372	6,086
Glacier Bancorp, Inc.	140	6,033
Blackstone Mortgage Trust, Inc. — Class A REIT	180	6,032
Healthcare Realty Trust, Inc. REIT	205	5,998
Valley National Bancorp	533	5,996
Stifel Financial Corp.	115	5,895
United Bankshares, Inc.	161	5,852
Home BancShares, Inc.	263	5,760
CNO Financial Group, Inc.	265	5,623
EastGroup Properties, Inc. REIT	57	5,450
UMB Financial Corp.	75	5,317
Ellie Mae, Inc.*	56	5,307
Cathay General Bancorp	128	5,304
American Equity Investment Life Holding Co.	148	5,233
RLI Corp.	65	5,108
Physicians Realty Trust REIT	302	5,092
Community Bank System, Inc.	83	5,069
Investors Bancorp, Inc.	413	5,067
GEO Group, Inc. REIT	200	5,032
National Health Investors, Inc. REIT	66	4,989
BancorpSouth Bank	152	4,970
South State Corp.	60	4,920
Old National Bancorp	249	4,806
CoreCivic, Inc. REIT	196	4,769
Fulton Financial Corp.	284	4,729
First Financial Bancorp	158	4,693
Columbia Banking System, Inc.	121	4,691
STAG Industrial, Inc. REIT	170	4,675
Bank of NT Butterfield & Son Ltd.	90	4,667
Rexford Industrial Realty, Inc. REIT	146	4,666
First Midwest Bancorp, Inc.	169	4,494
Kennedy-Wilson Holdings, Inc.	207	4,451
Washington Federal, Inc.	139	4,448
Simmons First National Corp. — Class A	149	4,388
CenterState Bank Corp.	151	4,229
Xenia Hotels & Resorts, Inc. REIT	178	4,219
PS Business Parks, Inc. REIT	33	4,194
PotlatchDeltic Corp. REIT	102	4,177
Enstar Group Ltd.*	20	4,170
Union Bankshares Corp.	108	4,161
Great Western Bancorp, Inc.	98	4,135
ProAssurance Corp.	88	4,132
International Bancshares Corp.	91	4,095
Pebblebrook Hotel Trust REIT[1]	112	4,073
CVB Financial Corp.	181	4,040
Piedmont Office Realty Trust, Inc. — Class A REIT	212	4,013
Moelis & Co. — Class A	73	4,000
Urban Edge Properties REIT	181	3,996
Washington Real Estate Investment Trust	130	3,984
Federated Investors, Inc. — Class B	160	3,859
DiamondRock Hospitality Co. REIT	330	3,851
Apollo Commercial Real Estate Finance, Inc. REIT	204	3,849
WesBanco, Inc.	85	3,789
Trustmark Corp.	111	3,735
Acadia Realty Trust REIT	133	3,728
Independent Bank Corp.	45	3,717
First Merchants Corp.	82	3,689
United Community Banks, Inc.	129	3,598
QTS Realty Trust, Inc. — Class A REIT	84	3,584
Americold Realty Trust REIT	139	3,478
Tanger Factory Outlet Centers, Inc. REIT	152	3,478
Genworth Financial, Inc. — Class A*	833	3,475
Terreno Realty Corp. REIT	91	3,431
Retail Opportunity Investments Corp. REIT	183	3,417
Axos Financial, Inc.*	98	3,370
LegacyTexas Financial Group, Inc.	79	3,365
TowneBank	109	3,363
Argo Group International Holdings Ltd.	53	3,342
FCB Financial Holdings, Inc. — Class A*	70	3,318
Renasant Corp.	80	3,297
Banner Corp.	53	3,295
Hope Bancorp, Inc.	201	3,250
First BanCorp*	353	3,212
Mack-Cali Realty Corp. REIT	149	3,168
Chesapeake Lodging Trust REIT	98	3,143
Blucora, Inc.*	77	3,099
Colony Credit Real Estate, Inc. REIT	139	3,057
Cadence BanCorp	117	3,056
Horace Mann Educators Corp.	68	3,053
Ameris Bancorp	66	3,016
ServisFirst Bancshares, Inc.	77	3,015
LendingTree, Inc.*,1	13	2,991
Lexington Realty Trust REIT	356	2,955
Invesco Mortgage Capital, Inc. REIT	185	2,927
LTC Properties, Inc. REIT	65	2,867
Four Corners Property Trust, Inc. REIT	109	2,800
Waddell & Reed Financial, Inc. — Class A	132	2,796
Pacific Premier Bancorp, Inc.*	75	2,790

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Heartland Financial USA, Inc.	48	$2,786
WageWorks, Inc.*	65	2,779
National General Holdings Corp.	102	2,738
Northwest Bancshares, Inc.	158	2,737
Berkshire Hills Bancorp, Inc.	67	2,727
Capitol Federal Financial, Inc.	213	2,714
NBT Bancorp, Inc.	70	2,687
Eagle Bancorp, Inc.*	53	2,682
PRA Group, Inc.*	74	2,664
First Commonwealth Financial Corp.	165	2,663
AmTrust Financial Services, Inc.	183	2,657
Agree Realty Corp. REIT	50	2,656
HFF, Inc. — Class A	61	2,591
Westamerica Bancorporation	43	2,587
Alexander & Baldwin, Inc. REIT	113	2,564
Artisan Partners Asset Management, Inc. — Class A	79	2,560
Universal Insurance Holdings, Inc.	52	2,525
Seritage Growth Properties REIT[1]	53	2,517
Provident Financial Services, Inc.	102	2,504
S&T Bancorp, Inc.	57	2,472
Hilltop Holdings, Inc.	121	2,441
Ladder Capital Corp. — Class A REIT	144	2,439
Walker & Dunlop, Inc.	46	2,432
Houlihan Lokey, Inc.	54	2,426
First Interstate BancSystem, Inc. — Class A	54	2,419
Employers Holdings, Inc.	53	2,401
American Assets Trust, Inc. REIT	64	2,387
WSFS Financial Corp.	50	2,357
Navigators Group, Inc.	34	2,349
Global Net Lease, Inc. REIT	112	2,335
NMI Holdings, Inc. — Class A*	103	2,333
Park National Corp.	22	2,322
Independent Bank Group, Inc.	35	2,320
National Storage Affiliates Trust REIT	91	2,315
Summit Hotel Properties, Inc. REIT	171	2,314
Select Income REIT	104	2,282
Redfin Corp.*,1	122	2,281
Kite Realty Group Trust REIT	137	2,281
Washington Prime Group, Inc. REIT	309	2,256
Sandy Spring Bancorp, Inc.	57	2,241
First Busey Corp.	72	2,236
Seacoast Banking Corporation of Florida*	76	2,219
Kearny Financial Corp.	160	2,216
CareTrust REIT, Inc.	125	2,214
McGrath RentCorp	40	2,179
Brookline Bancorp, Inc.	130	2,171
Safety Insurance Group, Inc.	24	2,150
OceanFirst Financial Corp.	78	2,123
Monmouth Real Estate Investment Corp. REIT	126	2,107
FGL Holdings*	234	2,094
Kinsale Capital Group, Inc.	32	2,044
LendingClub Corp.*	522	2,025
Enterprise Financial Services Corp.	38	2,016
Redwood Trust, Inc. REIT	124	2,014
PennyMac Mortgage Investment Trust REIT	99	2,004
AMERISAFE, Inc.	32	1,982
Aircastle Ltd.	90	1,972
Heritage Financial Corp.	56	1,968
Tompkins Financial Corp.	24	1,949
First Bancorp	48	1,944
City Holding Co.	25	1,920
Southside Bancshares, Inc.	55	1,914
Beneficial Bancorp, Inc.	113	1,910
Tier REIT, Inc.	79	1,904
Easterly Government Properties, Inc. REIT	98	1,898
Boston Private Financial Holdings, Inc.	138	1,884
State Bank Financial Corp.	62	1,871
Lakeland Financial Corp.	40	1,859
Government Properties Income Trust REIT[1]	163	1,840
James River Group Holdings Ltd.	43	1,833
Piper Jaffray Cos.	24	1,832
BancFirst Corp.	30	1,798
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	83	1,782
Ramco-Gershenson Properties Trust REIT	131	1,782
United Fire Group, Inc.	35	1,777
National Bank Holdings Corp. — Class A	47	1,770
Stewart Information Services Corp.	39	1,755
Third Point Reinsurance Ltd.*	133	1,729
PJT Partners, Inc. — Class A	33	1,728
Nelnet, Inc. — Class A	30	1,715
BrightSphere Investment Group plc	135	1,674
WisdomTree Investments, Inc.	191	1,620
Enova International, Inc.*	55	1,584
TriCo Bancshares	41	1,583
Universal Health Realty Income Trust REIT	21	1,563
MBIA, Inc.*	146	1,561
Bryn Mawr Bank Corp.	33	1,548
Chatham Lodging Trust REIT	74	1,546
Flagstar Bancorp, Inc.*	49	1,542
Encore Capital Group, Inc.*,1	43	1,542
InfraREIT, Inc.	72	1,523
Independence Realty Trust, Inc. REIT	144	1,516
Getty Realty Corp. REIT	53	1,514
Cohen & Steers, Inc.	37	1,503
Triumph Bancorp, Inc.*	39	1,490
Ambac Financial Group, Inc.*	71	1,450
Trupanion, Inc.*	40	1,429
Focus Financial Partners, Inc. — Class A*	30	1,424
ARMOUR Residential REIT, Inc.	63	1,414
United Financial Bancorp, Inc.	84	1,414
CoBiz Financial, Inc.	63	1,395
Washington Trust Bancorp, Inc.	25	1,382
Columbia Financial, Inc.*	82	1,369
Granite Point Mortgage Trust, Inc. REIT	71	1,369
1st Source Corp.	26	1,368
New York Mortgage Trust, Inc. REIT	224	1,362
Preferred Bank/Los Angeles CA	23	1,345
Banc of California, Inc.	71	1,342
Hersha Hospitality Trust REIT	59	1,338

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Lakeland Bancorp, Inc.	74	$1,336
Meridian Bancorp, Inc.	78	1,326
Hanmi Financial Corp.	53	1,320
TrustCo Bank Corp. NY	154	1,309
Stock Yards Bancorp, Inc.	36	1,307
CorePoint Lodging, Inc. REIT	67	1,303
Franklin Street Properties Corp. REIT	163	1,302
RE/MAX Holdings, Inc. — Class A	29	1,286
National Western Life Group, Inc. — Class A	4	1,277
Univest Corporation of Pennsylvania	48	1,270
Virtus Investment Partners, Inc.	11	1,251
Guaranty Bancorp	42	1,247
Central Pacific Financial Corp.	47	1,242
Cushman & Wakefield plc*	73	1,240
Meta Financial Group, Inc.	15	1,240
German American Bancorp, Inc.	35	1,235
International. FCStone, Inc.*	25	1,208
Carolina Financial Corp.	32	1,207
Community Trust Bancorp, Inc.	26	1,205
Horizon Bancorp, Inc.	61	1,205
FBL Financial Group, Inc. — Class A	16	1,204
Capstead Mortgage Corp. REIT	152	1,202
iStar, Inc. REIT	107	1,195
Health Insurance Innovations, Inc. — Class A*	19	1,171
Investment Technology Group, Inc.	54	1,170
Investors Real Estate Trust REIT	192	1,148
Northfield Bancorp, Inc.	72	1,146
Live Oak Bancshares, Inc.	42	1,126
Midland States Bancorp, Inc.	35	1,123
Armada Hoffler Properties, Inc. REIT	74	1,118
RMR Group, Inc. — Class A	12	1,114
CBL & Associates Properties, Inc. REIT[1]	279	1,113
Marcus & Millichap, Inc.*	32	1,111
Cass Information Systems, Inc.	17	1,107
Customers Bancorp, Inc.*	47	1,106
CBTX, Inc.	31	1,102
Flushing Financial Corp.	45	1,098
NorthStar Realty Europe Corp. REIT	77	1,090
Preferred Apartment Communities, Inc. — Class A REIT	62	1,090
HomeStreet, Inc.*	41	1,086
Camden National Corp.	25	1,086
Federal Agricultural Mortgage Corp. — Class C	15	1,083
Veritex Holdings, Inc.*	38	1,074
Pennsylvania Real Estate Investment Trust	113	1,069
ConnectOne Bancorp, Inc.	45	1,069
Banco Latinoamericano de Comercio Exterior S.A. — Class E	51	1,067
OFG Bancorp	66	1,066
Saul Centers, Inc. REIT	19	1,064
Hamilton Lane, Inc. — Class A	24	1,063
TPG RE Finance Trust, Inc. REIT	52	1,041
Arbor Realty Trust, Inc. REIT	90	1,033
National Commerce Corp.*	25	1,032
Alexander’s, Inc. REIT	3	1,030
World Acceptance Corp.*	9	1,029
Oritani Financial Corp.	66	1,026
FB Financial Corp.	26	1,019
Origin Bancorp, Inc.	27	1,017
Great Southern Bancorp, Inc.	18	996
Peoples Bancorp, Inc.	28	981
Heritage Commerce Corp.	65	970
TriState Capital Holdings, Inc.*	35	966
Greenhill & Company, Inc.	36	949
Dime Community Bancshares, Inc.	53	946
Urstadt Biddle Properties, Inc. — Class A REIT	44	937
Peapack Gladstone Financial Corp.	30	927
CatchMark Timber Trust, Inc. — Class A REIT	81	926
Bank of Marin Bancorp	11	923
Blue Hills Bancorp, Inc.	38	916
First Community Bancshares, Inc.	27	915
Opus Bank	33	904
First Financial Corp.	18	904
Community Healthcare Trust, Inc. REIT	29	898
Bridge Bancorp, Inc.	27	896
NexPoint Residential Trust, Inc. REIT	27	896
Ashford Hospitality Trust, Inc. REIT	140	895
Fidelity Southern Corp.	36	892
First of Long Island Corp.	41	892
eHealth, Inc.*	31	876
Whitestone REIT — Class B	63	874
First Defiance Financial Corp.	29	873
Front Yard Residential Corp. REIT	80	868
Mercantile Bank Corp.	26	868
Equity Bancshares, Inc. — Class A*	22	864
Gladstone Commercial Corp. REIT	45	862
First Foundation, Inc.*	55	859
QCR Holdings, Inc.	21	858
Independent Bank Corp.	36	851
People’s Utah Bancorp	25	849
Diamond Hill Investment Group, Inc.	5	827
State Auto Financial Corp.	27	825
Spirit MTA REIT	71	818
Green Bancorp, Inc.	37	818
HomeTrust Bancshares, Inc.*	28	816
UMH Properties, Inc. REIT	52	813
Essential Properties Realty Trust, Inc. REIT	57	809
Allegiance Bancshares, Inc.*	19	792
Old Line Bancshares, Inc.	25	791
Bancorp, Inc.*	82	786
Financial Institutions, Inc.	25	785
Franklin Financial Network, Inc.*	20	782
First Bancshares, Inc.	20	781
United Community Financial Corp.	80	774
First Mid-Illinois Bancshares, Inc.	19	766
Ocwen Financial Corp.*	194	764
B. Riley Financial, Inc.	33	748

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

AG Mortgage Investment Trust, Inc. REIT	41	$745
FRP Holdings, Inc.*	12	745
City Office REIT, Inc.	59	745
United Insurance Holdings Corp.	33	739
Republic Bancorp, Inc. — Class A	16	738
New Senior Investment Group, Inc. REIT	123	726
Westwood Holdings Group, Inc.	14	724
Bar Harbor Bankshares	25	718
Cowen, Inc. — Class A*	44	717
Nicolet Bankshares, Inc.*	13	709
Atlantic Capital Bancshares, Inc.*	42	703
WMIH Corp.*	502	698
CNB Financial Corp.	24	693
PennyMac Financial Services, Inc. — Class A	33	690
Waterstone Financial, Inc.	40	686
Arrow Financial Corp.	19	686
Old Second Bancorp, Inc.	44	680
Access National Corp.	25	678
CorEnergy Infrastructure Trust, Inc. REIT	18	676
Anworth Mortgage Asset Corp. REIT	145	671
Western Asset Mortgage Capital Corp. REIT	67	671
Sierra Bancorp	23	665
Merchants Bancorp	26	661
Citizens, Inc.*	78	655
Industrial Logistics Properties Trust REIT[1]	28	644
Farmers National Banc Corp.	42	643
One Liberty Properties, Inc. REIT	23	639
Orchid Island Capital, Inc. REIT	88	638
On Deck Capital, Inc.*	82	621
Cedar Realty Trust, Inc. REIT	132	615
Byline Bancorp, Inc.*	27	613
Greenlight Capital Re Ltd. — Class A*	49	608
Drive Shack, Inc.*	100	596
First Connecticut Bancorp, Inc.	20	591
Curo Group Holdings Corp.*	19	574
Ares Commercial Real Estate Corp. REIT	41	573
PHH Corp.*	52	571
MidWestOne Financial Group, Inc.	17	566
West Bancorporation, Inc.	24	564
RBB Bancorp	23	563
Jernigan Capital, Inc. REIT	29	559
Farmers & Merchants Bancorp Incorporated/Archbold OH	13	554
Enterprise Bancorp, Inc.	16	550
PCSB Financial Corp.	27	549
Goosehead Insurance, Inc. — Class A*	16	542
Dynex Capital, Inc. REIT	84	536
Innovative Industrial Properties, Inc. REIT[1]	11	531
Civista Bancshares, Inc.	22	530
Braemar Hotels & Resorts, Inc. REIT	45	530
HCI Group, Inc.	12	525
KKR Real Estate Finance Trust, Inc. REIT	26	524
Republic First Bancorp, Inc.*	73	522
Home Bancorp, Inc.	12	522
Southern National Bancorp of Virginia, Inc.	32	518
Altisource Portfolio Solutions S.A.*,1	16	516
Heritage Insurance Holdings, Inc.	33	489
FedNat Holding Co.	19	484
Exantas Capital Corp. REIT	44	483
Western New England Bancorp, Inc.	44	475
First Bancorp, Inc.	16	464
Ladenburg Thalmann Financial Services, Inc.	168	454
Metropolitan Bank Holding Corp.*	11	452
Cambridge Bancorp	5	450
SmartFinancial, Inc.*	19	447
Macatawa Bank Corp.	38	445
Oppenheimer Holdings, Inc. — Class A	14	442
Hingham Institution for Savings	2	440
Regional Management Corp.*	15	432
American National Bankshares, Inc.	11	429
MedEquities Realty Trust, Inc. REIT	44	428
Baycom Corp.*	16	427
Peoples Financial Services Corp.	10	424
HarborOne Bancorp, Inc.*	22	421
Capital City Bank Group, Inc.	18	420
Citizens & Northern Corp.	16	418
Ready Capital Corp. REIT*	25	416
Northrim BanCorp, Inc.	10	415
Global Indemnity Ltd	11	415
Southern Missouri Bancorp, Inc.	11	410
Reliant Bancorp, Inc.	16	409
Marlin Business Services Corp.	14	404
Business First Bancshares, Inc.	15	398
Southern First Bancshares, Inc.*	10	393
Arlington Asset Investment Corp. — Class A	42	392
BSB Bancorp, Inc.*	12	391
Howard Bancorp, Inc.*	22	389
Central Valley Community Bancorp	18	389
Evans Bancorp, Inc.	8	376
Consolidated-Tomoka Land Co.	6	374
ACNB Corp.	10	372
Summit Financial Group, Inc.	16	371
Pacific City Financial Corp.	19	367
BankFinancial Corp.	23	367
National Bankshares, Inc.	8	364
Guaranty Bancshares, Inc.	12	363
Cherry Hill Mortgage Investment Corp. REIT	20	362
First Bank/Hamilton NJ	27	355
Ames National Corp.	13	354
Norwood Financial Corp.	9	352
Investar Holding Corp.	13	349
Penns Woods Bancorp, Inc.	8	348
Newmark Group, Inc. — Class A	31	347
EMC Insurance Group, Inc.	14	346
Codorus Valley Bancorp, Inc.	11	344
Shore Bancshares, Inc.	19	339
Clipper Realty, Inc. REIT	25	338
Investors Title Co.	2	336

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

MutualFirst Financial, Inc.	9	$332
Farmland Partners, Inc. REIT	49	328
Territorial Bancorp, Inc.	11	325
Maiden Holdings Ltd.	112	319
Union Bankshares, Inc.	6	319
Sterling Bancorp, Inc.	28	317
Timberland Bancorp, Inc.	10	312
Riverview Bancorp, Inc.	35	309
Amalgamated Bank — Class A*	16	309
Stratus Properties, Inc.*	10	306
Bank of Princeton*	10	305
Bank of Commerce Holdings	25	305
First Internet Bancorp	10	304
SB One Bancorp	12	302
Safeguard Scientifics, Inc.*	32	299
Forestar Group, Inc.*	14	297
MBT Financial Corp.	26	294
C&F Financial Corp.	5	294
GAIN Capital Holdings, Inc.[1]	45	293
BCB Bancorp, Inc.	21	291
First Community Corp.	12	290
Community Bankers Trust Corp.*	33	290
Century Bancorp, Inc. — Class A	4	289
Independence Holding Co.	8	287
FS Bancorp, Inc.	5	279
First Business Financial Services, Inc.	12	278
Fidelity D&D Bancorp, Inc.	4	276
Protective Insurance Corp. — Class B	12	275
Bluerock Residential Growth REIT, Inc.	28	274
Gladstone Land Corp. REIT	22	271
First Choice Bancorp	10	271
NI Holdings, Inc.*	16	270
Orrstown Financial Services, Inc.	11	262
MidSouth Bancorp, Inc.	17	262
Premier Financial Bancorp, Inc.	14	259
Great Ajax Corp. REIT	19	259
MVB Financial Corp.	14	252
Unity Bancorp, Inc.	11	252
Luther Burbank Corp.	23	250
Esquire Financial Holdings, Inc.*	10	250
Tiptree, Inc. — Class A	38	249
1st Constitution Bancorp	12	248
CB Financial Services, Inc.	8	247
First Northwest Bancorp*	16	246
ESSA Bancorp, Inc.	15	244
Safety Income & Growth, Inc. REIT	13	243
Hallmark Financial Services, Inc.*	22	242
Malvern Bancorp, Inc.*	10	239
Entegra Financial Corp.*	9	239
Northeast Bancorp	11	239
SI Financial Group, Inc.	17	238
Select Bancorp, Inc.*	19	236
Middlefield Banc Corp.	5	235
Elevate Credit, Inc.*	29	234
Mid Penn Bancorp, Inc.	8	233
OP Bancorp*	20	232
PDL Community Bancorp*	15	227
Prudential Bancorp, Inc.	13	225
Parke Bancorp, Inc.	10	224
Pacific Mercantile Bancorp*	24	224
LCNB Corp.	12	224
Ohio Valley Banc Corp.	6	220
Bankwell Financial Group, Inc.	7	220
Oak Valley Bancorp	11	216
Chemung Financial Corp.	5	212
United Security Bancshares	19	211
Kingstone Companies, Inc.	11	209
Global Medical REIT, Inc.	22	207
First Savings Financial Group, Inc.	3	205
Provident Bancorp, Inc.*	7	203
Peoples Bancorp of North Carolina, Inc.	7	202
County Bancorp, Inc.	8	201
Community Financial Corp.	6	201
Capstar Financial Holdings, Inc.	12	200
First Financial Northwest, Inc.	12	199
Pzena Investment Management, Inc. — Class A	20	191
First United Corp.	10	188
Trinity Place Holdings, Inc.*	29	177
Crawford & Co. — Class B	19	175
Associated Capital Group, Inc. — Class A	4	170
Silvercrest Asset Management Group, Inc. — Class A	12	166
GAMCO Investors, Inc. — Class A	7	164
Greene County Bancorp, Inc.	5	160
BRT Apartments Corp. REIT	13	157
Donegal Group, Inc. — Class A	11	156
Auburn National Bancorporation, Inc.	4	153
Siebert Financial Corp.*	9	132
First Guaranty Bancshares, Inc.	5	128
Maui Land & Pineapple Company, Inc.*	9	115
Impac Mortgage Holdings, Inc.*	13	97
Bridgewater Bancshares, Inc.*	6	78
Ashford, Inc.*	1	76
Spirit of Texas Bancshares, Inc.*	3	65
Transcontinental Realty Investors, Inc.*	2	64
Level One Bancorp, Inc.	2	56
Griffin Industrial Realty, Inc.	1	39
Oconee Federal Financial Corp.	1	27
Total Financial		894,217

Consumer, Non-cyclical - 7.2%
LivaNova plc*	80	9,918
Haemonetics Corp.*	84	9,625
Ligand Pharmaceuticals, Inc. — Class B*	34	9,333
Teladoc Health, Inc.*	108	9,326
HealthEquity, Inc.*	89	8,402
Loxo Oncology, Inc.*	44	7,517
FibroGen, Inc.*	123	7,472
Insperity, Inc.	63	7,431
Inogen, Inc.*	29	7,079
Green Dot Corp. — Class A*	79	7,017
Globus Medical, Inc. — Class A*	118	6,698

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

ASGN, Inc.*	84	$6,630
Novocure Ltd.*	119	6,236
Endo International plc*	370	6,227
Aaron’s, Inc.	112	6,100
NuVasive, Inc.*	85	6,033
Ultragenyx Pharmaceutical, Inc.*	78	5,955
Neogen Corp.*	83	5,937
Wright Medical Group N.V.*	203	5,891
Brink’s Co.	83	5,789
Helen of Troy Ltd.*	44	5,760
Performance Food Group Co.*	168	5,594
Amedisys, Inc.*	43	5,373
Horizon Pharma plc*	273	5,345
Blueprint Medicines Corp.*	68	5,308
Merit Medical Systems, Inc.*	86	5,285
Avanos Medical, Inc.*	77	5,274
Darling Ingredients, Inc.*	271	5,236
Syneos Health, Inc.*	100	5,155
Array BioPharma, Inc.*	336	5,107
Chegg, Inc.*	176	5,004
Myriad Genetics, Inc.*	108	4,968
Healthcare Services Group, Inc.[1]	122	4,956
LHC Group, Inc.*	48	4,944
Cimpress N.V.*	36	4,918
Emergent BioSolutions, Inc.*	73	4,806
Adtalem Global Education, Inc.*	99	4,772
Immunomedics, Inc.*	229	4,770
Strategic Education, Inc.	34	4,659
Lancaster Colony Corp.	31	4,625
Weight Watchers International, Inc.*	64	4,607
Korn/Ferry International	93	4,579
Intercept Pharmaceuticals, Inc.*	36	4,549
FTI Consulting, Inc.*	62	4,538
Deluxe Corp.	79	4,498
HMS Holdings Corp.*	137	4,495
AMN Healthcare Services, Inc.*	78	4,267
Integer Holdings Corp.*	51	4,230
Ironwood Pharmaceuticals, Inc. — Class A*	229	4,227
Medifast, Inc.	19	4,209
Edgewell Personal Care Co.*,1	89	4,114
Supernus Pharmaceuticals, Inc.*	81	4,078
TriNet Group, Inc.*	72	4,055
Boston Beer Company, Inc. — Class A*	14	4,025
Mallinckrodt plc*	136	3,986
Tenet Healthcare Corp.*	138	3,927
Paylocity Holding Corp.*	48	3,855
REGENXBIO, Inc.*	51	3,850
LifePoint Health, Inc.*	59	3,800
WD-40 Co.	22	3,786
Arena Pharmaceuticals, Inc.*	82	3,774
J&J Snack Foods Corp.	25	3,772
Amicus Therapeutics, Inc.*	312	3,772
Halozyme Therapeutics, Inc.*	206	3,743
Cambrex Corp.*	54	3,694
iRhythm Technologies, Inc.*	39	3,692
Monro, Inc.	53	3,689
Acceleron Pharma, Inc.*	64	3,663
Avis Budget Group, Inc.*	113	3,632
Aerie Pharmaceuticals, Inc.*	59	3,631
Repligen Corp.*	65	3,605
MyoKardia, Inc.*	55	3,586
PTC Therapeutics, Inc.*	75	3,525
Quidel Corp.*	54	3,519
ABM Industries, Inc.	109	3,515
Sanderson Farms, Inc.	34	3,515
Heron Therapeutics, Inc.*	111	3,513
Tandem Diabetes Care, Inc.*	82	3,513
Glaukos Corp.*	54	3,505
Travelport Worldwide Ltd.	207	3,492
BioTelemetry, Inc.*	53	3,416
Medicines Co.*,1	114	3,410
Zogenix, Inc.*	68	3,373
ACADIA Pharmaceuticals, Inc.*	162	3,363
Momenta Pharmaceuticals, Inc.*	127	3,340
Prestige Consumer Healthcare, Inc.*	88	3,334
Patterson Companies, Inc.	135	3,301
Select Medical Holdings Corp.*	179	3,294
STAAR Surgical Co.*	68	3,264
CONMED Corp.	41	3,248
Pacira Pharmaceuticals, Inc.*	66	3,244
Amneal Pharmaceuticals, Inc.*	143	3,173
Global Blood Therapeutics, Inc.*	82	3,116
Ensign Group, Inc.	81	3,072
Sotheby’s*	62	3,050
NxStage Medical, Inc.*	109	3,040
Brookdale Senior Living, Inc. — Class A*	309	3,037
AnaptysBio, Inc.*	30	2,993
B&G Foods, Inc.[1]	108	2,965
Xencor, Inc.*	76	2,962
Magellan Health, Inc.*	41	2,954
Portola Pharmaceuticals, Inc.*	107	2,849
Spark Therapeutics, Inc.*	52	2,837
Sangamo Therapeutics, Inc.*	167	2,831
Atara Biotherapeutics, Inc.*	67	2,770
Arrowhead Pharmaceuticals, Inc.*	144	2,760
Spectrum Pharmaceuticals, Inc.*	163	2,738
Nevro Corp.*	48	2,736
Universal Corp.	41	2,665
Matthews International Corp. — Class A	51	2,558
Insmed, Inc.*	126	2,548
USANA Health Sciences, Inc.*	21	2,532
US Physical Therapy, Inc.	21	2,491
United Natural Foods, Inc.*	83	2,486
Cal-Maine Foods, Inc.	51	2,463
Reata Pharmaceuticals, Inc. — Class A*	30	2,453
Calavo Growers, Inc.[1]	25	2,415
EVERTEC, Inc.	100	2,410
Enanta Pharmaceuticals, Inc.*	28	2,393
Genomic Health, Inc.*	34	2,387
Editas Medicine, Inc.*	75	2,387
Madrigal Pharmaceuticals, Inc.*	11	2,355

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Vector Group Ltd.	169	$2,330
Clovis Oncology, Inc.*	79	2,320
Theravance Biopharma, Inc.*	70	2,287
ICF International, Inc.	30	2,263
Corcept Therapeutics, Inc.*	161	2,257
National Beverage Corp.*	19	2,216
Puma Biotechnology, Inc.*	48	2,201
ImmunoGen, Inc.*	232	2,197
Central Garden & Pet Co. — Class A*	65	2,154
Tivity Health, Inc.*	66	2,122
Audentes Therapeutics, Inc.*	53	2,098
Medpace Holdings, Inc.*	35	2,097
Laureate Education, Inc. — Class A*,1	135	2,084
CryoLife, Inc.*	59	2,077
Luminex Corp.	68	2,061
Cardtronics plc — Class A*	65	2,057
AxoGen, Inc.*	55	2,027
Viad Corp.	34	2,015
Akorn, Inc.*	154	1,999
Herc Holdings, Inc.*	39	1,997
CBIZ, Inc.*	84	1,991
Tactile Systems Technology, Inc.*	28	1,989
Intrexon Corp.*	115	1,980
ACCO Brands Corp.	175	1,978
SUPERVALU, Inc.*	61	1,965
Cardiovascular Systems, Inc.*	50	1,957
Vanda Pharmaceuticals, Inc.*	85	1,951
Simply Good Foods Co.*	100	1,945
Aimmune Therapeutics, Inc.*	71	1,937
AtriCure, Inc.*	55	1,927
Endocyte, Inc.*	107	1,900
Retrophin, Inc.*	66	1,896
Natus Medical, Inc.*	53	1,889
Inter Parfums, Inc.	29	1,869
OPKO Health, Inc.*	531	1,837
Omeros Corp.*	75	1,831
Diplomat Pharmacy, Inc.*	94	1,825
TherapeuticsMD, Inc.*,1	276	1,811
Varex Imaging Corp.*	63	1,806
Hostess Brands, Inc.*	163	1,804
K2M Group Holdings, Inc.*	65	1,779
Huron Consulting Group, Inc.*	36	1,778
G1 Therapeutics, Inc.*	34	1,778
TrueBlue, Inc.*	68	1,771
Invitae Corp.*	105	1,757
NutriSystem, Inc.	47	1,741
MGP Ingredients, Inc.	22	1,737
Innoviva, Inc.*	114	1,737
Navigant Consulting, Inc.	74	1,706
R1 RCM, Inc.*	167	1,697
Fresh Del Monte Produce, Inc.	50	1,694
Andersons, Inc.	45	1,694
Biohaven Pharmaceutical Holding Company Ltd.*	45	1,690
Esperion Therapeutics, Inc.*	38	1,686
Orthofix Medical, Inc.*	29	1,676
Career Education Corp.*	112	1,672
Owens & Minor, Inc.[1]	101	1,669
Intra-Cellular Therapies, Inc.*	74	1,606
Alder Biopharmaceuticals, Inc.*	96	1,598
Denali Therapeutics, Inc.*	73	1,587
Intellia Therapeutics, Inc.*	55	1,574
Surmodics, Inc.*	21	1,568
Cerus Corp.*	214	1,543
Iovance Biotherapeutics, Inc.*	136	1,530
OraSure Technologies, Inc.*	99	1,529
CareDx, Inc.*	53	1,529
National Healthcare Corp.	20	1,507
TransEnterix, Inc.*,1	258	1,496
Hertz Global Holdings, Inc.*	90	1,470
Viking Therapeutics, Inc.*	84	1,463
Coca-Cola Bottling Company Consolidated	8	1,458
WaVe Life Sciences Ltd.*	29	1,450
Phibro Animal Health Corp. — Class A	33	1,416
Acorda Therapeutics, Inc.*	72	1,415
Mirati Therapeutics, Inc.*	30	1,413
NeoGenomics, Inc.*	92	1,412
Intersect ENT, Inc.*	49	1,409
MacroGenics, Inc.*	65	1,394
Kforce, Inc.	37	1,391
Atrion Corp.	2	1,390
Karyopharm Therapeutics, Inc.*	80	1,362
SP Plus Corp.*	37	1,351
BioCryst Pharmaceuticals, Inc.*	176	1,343
Revance Therapeutics, Inc.*	54	1,342
Fate Therapeutics, Inc.*	82	1,336
Chefs’ Warehouse, Inc.*	36	1,309
Providence Service Corp.*	19	1,278
Coherus Biosciences, Inc.*	77	1,271
Cara Therapeutics, Inc.*	53	1,269
Assembly Biosciences, Inc.*	34	1,263
Dynavax Technologies Corp.*	101	1,252
Heska Corp.*	11	1,246
Kelly Services, Inc. — Class A	51	1,226
AngioDynamics, Inc.*	56	1,217
Radius Health, Inc.*	67	1,193
CytomX Therapeutics, Inc.*	64	1,184
SpartanNash Co.	59	1,184
Novavax, Inc.*	629	1,183
Eagle Pharmaceuticals, Inc.*	17	1,179
Natera, Inc.*	49	1,173
AMAG Pharmaceuticals, Inc.*	57	1,140
Amphastar Pharmaceuticals, Inc.*	59	1,135
Dicerna Pharmaceuticals, Inc.*	73	1,114
Quad/Graphics, Inc.	53	1,105
K12, Inc.*	62	1,097
Pacific Biosciences of California, Inc.*	201	1,087
Cymabay Therapeutics, Inc.*	97	1,075
Athenex, Inc.*	69	1,072
Dean Foods Co.	151	1,072
Apellis Pharmaceuticals, Inc.*	60	1,067
Team, Inc.*,1	47	1,058

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Addus HomeCare Corp.*	15	$1,052
Flexion Therapeutics, Inc.*	55	1,029
Heidrick & Struggles International, Inc.	30	1,015
Rent-A-Center, Inc.*	70	1,007
MiMedx Group, Inc.*,1	160	989
Accelerate Diagnostics, Inc.*	43	987
RadNet, Inc.*	65	978
Meridian Bioscience, Inc.	64	954
Solid Biosciences, Inc.*	20	944
LeMaitre Vascular, Inc.	24	930
John B Sanfilippo & Son, Inc.	13	928
Lantheus Holdings, Inc.*	61	912
Epizyme, Inc.*	86	912
Sientra, Inc.*	38	907
CorVel Corp.*	15	904
Anika Therapeutics, Inc.*	21	886
Everi Holdings, Inc.*	96	880
Rigel Pharmaceuticals, Inc.*	270	867
Vericel Corp.*	61	863
American Public Education, Inc.*	26	859
Prothena Corporation plc*	65	850
Ennis, Inc.	41	838
Rocket Pharmaceuticals, Inc.*	34	837
Achillion Pharmaceuticals, Inc.*	224	824
Primo Water Corp.*	45	812
MediciNova, Inc.*	65	812
ArQule, Inc.*	143	809
Verastem, Inc.*	111	805
Barrett Business Services, Inc.	12	801
GlycoMimetics, Inc.*	55	792
Tootsie Roll Industries, Inc.[1]	27	790
Hackett Group, Inc.	39	786
Invacare Corp.	54	786
Aduro Biotech, Inc.*	106	779
ViewRay, Inc.*,1	82	767
Five Prime Therapeutics, Inc.*	55	766
Stemline Therapeutics, Inc.*	46	764
Tejon Ranch Co.*	35	760
Ingles Markets, Inc. — Class A	22	753
Progenics Pharmaceuticals, Inc.*	120	752
Cytokinetics, Inc.*	76	749
ANI Pharmaceuticals, Inc.*	13	735
Akebia Therapeutics, Inc.*	83	733
Adamas Pharmaceuticals, Inc.*	36	721
Kura Oncology, Inc.*	41	718
Cutera, Inc.*	22	716
Antares Pharma, Inc.*	211	709
Care.com, Inc.*	32	708
Collegium Pharmaceutical, Inc.*	48	708
La Jolla Pharmaceutical Co.*	35	705
Akcea Therapeutics, Inc.*,1	20	700
Kindred Biosciences, Inc.*	50	697
Resources Connection, Inc.	42	697
National Research Corp. — Class A	18	695
Lexicon Pharmaceuticals, Inc.*	65	694
CAI International, Inc.*	30	686
Triple-S Management Corp. — Class B*	36	680
Emerald Expositions Events, Inc.	41	676
Voyager Therapeutics, Inc.*	35	662
Rosetta Stone, Inc.*	33	656
Weis Markets, Inc.	15	651
PDL BioPharma, Inc.*	245	644
Forrester Research, Inc.	14	643
Synergy Pharmaceuticals, Inc.*	378	643
BrightView Holdings, Inc.*	40	642
Minerva Neurosciences, Inc.*	51	640
Aclaris Therapeutics, Inc.*	44	639
ZIOPHARM Oncology, Inc.*	198	634
Sorrento Therapeutics, Inc.*,1	143	629
Limoneira Co.	24	627
NanoString Technologies, Inc.*	35	624
Evo Payments, Inc. — Class A*	26	621
Dermira, Inc.*	57	621
Oxford Immunotec Global plc*	38	617
Abeona Therapeutics, Inc.*	48	614
Central Garden & Pet Co.*	17	613
Aptinyx, Inc.*	21	608
CytoSorbents Corp.*	47	606
BioScrip, Inc.*	195	605
Carriage Services, Inc. — Class A	28	603
Catalyst Pharmaceuticals, Inc.*	159	601
Inovio Pharmaceuticals, Inc.*	108	600
Marinus Pharmaceuticals, Inc.*	60	600
Eloxx Pharmaceuticals, Inc.*	35	596
SIGA Technologies, Inc.*	86	593
Allakos, Inc.*	13	585
Rhythm Pharmaceuticals, Inc.*	20	583
Tricida, Inc.*	19	580
Avid Bioservices, Inc.*	84	576
LSC Communications, Inc.	52	575
SEACOR Marine Holdings, Inc.*	25	566
Assertio Therapeutics, Inc.*	96	564
AVEO Pharmaceuticals, Inc.*	168	556
CRA International, Inc.	11	552
TG Therapeutics, Inc.*	98	549
Arbutus Biopharma Corp.*	58	548
RR Donnelley & Sons Co.	101	545
Adverum Biotechnologies, Inc.*	90	544
22nd Century Group, Inc.*	192	540
Turning Point Brands, Inc.	13	539
Vectrus, Inc.*	17	530
Accuray, Inc.*	117	526
BioSpecifics Technologies Corp.*	9	526
Textainer Group Holdings Ltd.*	41	525
Senseonics Holdings, Inc.*	110	525
Concert Pharmaceuticals, Inc.*	35	519
Avrobio, Inc.*	10	519
Great Lakes Dredge & Dock Corp.*	83	515
Keryx Biopharmaceuticals, Inc.*,1	150	510
Nuvectra Corp.*	23	505
Inspire Medical Systems, Inc.*	12	505
Paratek Pharmaceuticals, Inc.*	52	504

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Surgery Partners, Inc.*	30	$495
Albireo Pharma, Inc.*	15	494
Community Health Systems, Inc.*	141	488
GenMark Diagnostics, Inc.*	66	485
Pieris Pharmaceuticals, Inc.*	86	482
Rubius Therapeutics, Inc.*	20	480
Syros Pharmaceuticals, Inc.*	40	476
American Renal Associates Holdings, Inc.*	22	476
Utah Medical Products, Inc.	5	471
Deciphera Pharmaceuticals, Inc.*	12	465
Cross Country Healthcare, Inc.*	53	463
Corbus Pharmaceuticals Holdings, Inc.*	61	461
Savara, Inc.*	41	458
ChemoCentryx, Inc.*	36	455
Tocagen, Inc.*	29	452
Selecta Biosciences, Inc.*	29	451
Farmer Brothers Co.*	17	449
Zafgen, Inc.*	38	444
Geron Corp.*,1	250	440
elf Beauty, Inc.*,1	34	433
MannKind Corp.*	231	423
RTI Surgical, Inc.*	91	409
Aratana Therapeutics, Inc.*	70	409
Bellicum Pharmaceuticals, Inc.*	66	407
OrthoPediatrics Corp.*	11	403
Dova Pharmaceuticals, Inc.*	19	398
Homology Medicines, Inc.*	17	389
Kadmon Holdings, Inc.*	115	384
Insys Therapeutics, Inc.*,1	38	383
CASI Pharmaceuticals, Inc.*	82	383
Seneca Foods Corp. — Class A*	11	371
Sienna Biopharmaceuticals, Inc.*	25	370
Ocular Therapeutix, Inc.*	53	365
Corium International, Inc.*	38	361
Athersys, Inc.*	171	359
Synlogic, Inc.*	25	355
Village Super Market, Inc. — Class A	13	354
Aldeyra Therapeutics, Inc.*	25	345
Cellular Biomedicine Group, Inc.*	19	345
Ra Pharmaceuticals, Inc.*	19	344
Cadiz, Inc.*	30	334
Franklin Covey Co.*	14	331
Capital Senior Living Corp.*	35	330
Nathan’s Famous, Inc.	4	330
Rockwell Medical, Inc.*	78	329
Palatin Technologies, Inc.*	324	323
Optinose, Inc.*	26	323
ServiceSource International, Inc.*	113	322
Pyxus International, Inc.*	14	322
Reis, Inc.	14	322
Neuronetics, Inc.*	10	321
Crinetics Pharmaceuticals, Inc.*	11	315
T2 Biosystems, Inc.*	42	313
Craft Brew Alliance, Inc.*	19	311
Civitas Solutions, Inc.*	21	310
Harvard Bioscience, Inc.*	58	304
PRGX Global, Inc.*	34	296
SeaSpine Holdings Corp.*	19	296
Revlon, Inc. — Class A*	13	290
Celcuity, Inc.*	10	288
Veracyte, Inc.*	30	287
Chimerix, Inc.*	73	284
Natural Health Trends Corp.	12	279
I3 Verticals, Inc. — Class A*	12	276
Arlo Technologies, Inc.*,1	19	276
Quorum Health Corp.*	47	275
ChromaDex Corp.*	64	275
BG Staffing, Inc.	10	272
Willdan Group, Inc.*	8	272
Clearside Biomedical, Inc.*	44	271
PolarityTE, Inc.*	14	267
Durect Corp.*	242	266
Helius Medical Technologies, Inc.*	27	264
Enzo Biochem, Inc.*	64	264
Cue Biopharma, Inc.*	29	262
MoneyGram International, Inc.*	49	262
Aeglea BioTherapeutics, Inc.*	27	258
Idera Pharmaceuticals, Inc.*	29	258
Scholar Rock Holding Corp.*	10	257
Kiniksa Pharmaceuticals Ltd. — Class A*	10	255
Agenus, Inc.*	119	255
Teligent, Inc.*	64	253
BioTime, Inc.*	104	244
Acacia Research Corp.*	76	243
Natural Grocers by Vitamin Cottage, Inc.*	14	236
Miragen Therapeutics, Inc.*	42	234
Lannett Company, Inc.*	48	228
Seres Therapeutics, Inc.*	29	220
Endologix, Inc.*	115	220
Ardelyx, Inc.*	50	218
Spring Bank Pharmaceuticals, Inc.*	18	217
Calithera Biosciences, Inc.*	41	215
Odonate Therapeutics, Inc.*	11	214
Pulse Biosciences, Inc.*	15	213
Tetraphase Pharmaceuticals, Inc.*	76	210
Achaogen, Inc.*	52	207
Innovate Biopharmaceuticals, Inc.*	30	205
Allena Pharmaceuticals, Inc.*	19	204
Neos Therapeutics, Inc.*	42	204
Cambium Learning Group, Inc.*	17	201
Mersana Therapeutics, Inc.*	20	200
Catalyst Biosciences, Inc.*	18	194
Xeris Pharmaceuticals, Inc.*	11	193
Replimune Group, Inc.*	12	193
ADMA Biologics, Inc.*	31	193
Tyme Technologies, Inc.*	69	192
Smart & Final Stores, Inc.*	33	188
Kala Pharmaceuticals, Inc.*	19	188
PFSweb, Inc.*	25	185
CTI BioPharma Corp.*	84	181
Pfenex, Inc.*	35	179
FONAR Corp.*	7	174

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Corvus Pharmaceuticals, Inc.*	20	$172
Quanterix Corp.*	8	171
Recro Pharma, Inc.*	24	171
NantKwest, Inc.*	46	170
Marrone Bio Innovations, Inc.*	90	165
Syndax Pharmaceuticals, Inc.*	20	162
Mustang Bio, Inc.*	27	161
Cohbar, Inc.*	37	159
XOMA Corp.*	9	158
Jounce Therapeutics, Inc.*	24	156
Fennec Pharmaceuticals, Inc.*	19	156
Celsius Holdings, Inc.*,1	38	153
Evolus, Inc.*	8	149
iRadimed Corp.*	4	149
Organovo Holdings, Inc.*	120	138
AAC Holdings, Inc.*	18	137
Alico, Inc.	4	135
Surface Oncology, Inc.*	12	131
Immune Design Corp.*	38	131
UNITY Biotechnology, Inc.*	8	130
Melinta Therapeutics, Inc.*	32	126
Ovid therapeutics, Inc.*	22	125
Calyxt, Inc.*	8	122
Zomedica Pharmaceuticals Corp.*	65	122
resTORbio, Inc.*	8	121
Spero Therapeutics, Inc.*	11	116
Nature’s Sunshine Products, Inc.*	13	114
Arcus Biosciences, Inc.*	8	112
Apollo Medical Holdings, Inc.*,1	5	110
NewLink Genetics Corp.*	44	105
Genesis Healthcare, Inc.*	76	103
Evelo Biosciences, Inc.*	8	97
Nymox Pharmaceutical Corp.*	38	93
Menlo Therapeutics, Inc.*	8	79
Proteostasis Therapeutics, Inc.*	30	72
Ampio Pharmaceuticals, Inc.*	131	67
Fortress Biotech, Inc.*	39	62
Molecular Templates, Inc.*	11	59
Unum Therapeutics, Inc.*	4	41
Vital Therapies, Inc.*	50	14
GTx, Inc.*	7	11
Arsanis, Inc.*	6	10
scPharmaceuticals, Inc.*	1	6
Total Consumer, Non-cyclical		824,116

Industrial - 4.3%
Trex Company, Inc.*	95	7,313
EMCOR Group, Inc.	96	7,211
Proto Labs, Inc.*	44	7,117
Woodward, Inc.	88	7,116
Axon Enterprise, Inc.*	93	6,364
Tetra Tech, Inc.	91	6,215
John Bean Technologies Corp.	52	6,204
Louisiana-Pacific Corp.	232	6,146
EnerSys	70	6,099
MSA Safety, Inc.	56	5,960
RBC Bearings, Inc.*	39	5,864
Kennametal, Inc.	134	5,837
Generac Holdings, Inc.*	100	5,641
Barnes Group, Inc.	77	5,469
Hillenbrand, Inc.	104	5,439
Trinseo S.A.	69	5,403
GATX Corp.	62	5,369
Rexnord Corp.*	173	5,328
KLX, Inc.*	83	5,211
Applied Industrial Technologies, Inc.	63	4,930
Simpson Manufacturing Company, Inc.	68	4,927
KBR, Inc.	233	4,923
KapStone Paper and Packaging Corp.	145	4,917
II-VI, Inc.*	102	4,825
Belden, Inc.	67	4,784
MasTec, Inc.*	107	4,777
Moog, Inc. — Class A	53	4,556
Exponent, Inc.	85	4,556
Tech Data Corp.*	63	4,509
Vishay Intertechnology, Inc.	219	4,457
Golar LNG Ltd.	156	4,337
SYNNEX Corp.	50	4,235
Dycom Industries, Inc.*	50	4,230
Chart Industries, Inc.*	51	3,995
Aerovironment, Inc.*	35	3,926
Esterline Technologies Corp.*	43	3,911
Aerojet Rocketdyne Holdings, Inc.*	115	3,909
Watts Water Technologies, Inc. — Class A	46	3,818
Harsco Corp.*	133	3,797
Albany International Corp. — Class A	47	3,736
Novanta, Inc.*	54	3,694
Franklin Electric Company, Inc.	77	3,638
SPX FLOW, Inc.*	69	3,588
Itron, Inc.*	55	3,531
Universal Forest Products, Inc.	99	3,498
Forward Air Corp.	48	3,442
Brady Corp. — Class A	77	3,369
Summit Materials, Inc. — Class A*	185	3,363
TopBuild Corp.*	59	3,352
Granite Construction, Inc.	73	3,336
Comfort Systems USA, Inc.	59	3,328
Advanced Disposal Services, Inc.*	120	3,250
Saia, Inc.*	42	3,211
Plexus Corp.*	54	3,160
Covanta Holding Corp.	194	3,152
Greenbrier Companies, Inc.	52	3,125
Sanmina Corp.*	112	3,091
Worthington Industries, Inc.	71	3,079
Kaman Corp.	46	3,072
Cubic Corp.	42	3,068
Mueller Water Products, Inc. — Class A	255	2,935
Alarm.com Holdings, Inc.*	51	2,927
Masonite International Corp.*	45	2,884
JELD-WEN Holding, Inc.*	116	2,861
ESCO Technologies, Inc.	42	2,858
Actuant Corp. — Class A	101	2,818
Werner Enterprises, Inc.	79	2,793

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Matson, Inc.	70	$2,775
Builders FirstSource, Inc.*	187	2,745
Fabrinet*	59	2,729
Mueller Industries, Inc.	94	2,724
Raven Industries, Inc.	59	2,699
US Ecology, Inc.	36	2,655
Federal Signal Corp.	98	2,624
AAR Corp.	54	2,586
Sun Hydraulics Corp.	47	2,575
AAON, Inc.	68	2,570
Badger Meter, Inc.	47	2,489
Atlas Air Worldwide Holdings, Inc.*	39	2,486
EnPro Industries, Inc.	34	2,480
Hub Group, Inc. — Class A*	54	2,462
TTM Technologies, Inc.*	154	2,450
Gibraltar Industries, Inc.*	53	2,417
Knowles Corp.*	144	2,393
SPX Corp.*	71	2,365
Boise Cascade Co.	64	2,355
Cactus, Inc. — Class A*	61	2,335
TriMas Corp.*	76	2,310
Patrick Industries, Inc.*	39	2,309
Milacron Holdings Corp.*	114	2,309
Continental Building Products, Inc.*	61	2,291
Greif, Inc. — Class A	42	2,253
Evoqua Water Technologies Corp.*	125	2,223
Tennant Co.	29	2,203
Standex International Corp.	21	2,189
OSI Systems, Inc.*	28	2,137
Kratos Defense & Security Solutions, Inc.*	142	2,099
Ambarella, Inc.*,1	53	2,050
Casella Waste Systems, Inc. — Class A*	66	2,050
Air Transport Services Group, Inc.*	95	2,040
ArcBest Corp.	42	2,039
AZZ, Inc.	40	2,020
Kadant, Inc.	18	1,941
Sturm Ruger & Company, Inc.	28	1,933
Ship Finance International Ltd.	138	1,918
Astec Industries, Inc.	38	1,915
Apogee Enterprises, Inc.	46	1,901
Benchmark Electronics, Inc.	79	1,849
Fitbit, Inc. — Class A*	341	1,824
American Woodmark Corp.*	23	1,804
FARO Technologies, Inc.*	28	1,802
Advanced Drainage Systems, Inc.	58	1,792
Triumph Group, Inc.	76	1,771
PGT Innovations, Inc.*	80	1,728
Atkore International Group, Inc.*	65	1,724
Primoris Services Corp.	69	1,713
Lindsay Corp.	17	1,704
KEMET Corp.*	90	1,669
Encore Wire Corp.	33	1,653
Astronics Corp.*	35	1,522
Heartland Express, Inc.	77	1,519
Alamo Group, Inc.	16	1,466
Control4 Corp.*	42	1,442
Chase Corp.	12	1,442
Multi-Color Corp.	23	1,432
Echo Global Logistics, Inc.*	46	1,424
Columbus McKinnon Corp.	36	1,423
CSW Industrials, Inc.*	26	1,396
Manitowoc Company, Inc.*	58	1,391
AVX Corp.	77	1,390
American Outdoor Brands Corp.*	89	1,382
Marten Transport Ltd.	65	1,368
Stoneridge, Inc.*	45	1,337
Global Brass & Copper Holdings, Inc.	36	1,328
Aegion Corp. — Class A*	52	1,320
GoPro, Inc. — Class A*,1	183	1,318
Briggs & Stratton Corp.	67	1,288
Vicor Corp.*	28	1,288
GasLog Ltd.	65	1,284
CIRCOR International, Inc.	27	1,283
Tidewater, Inc.*	40	1,248
NV5 Global, Inc.*	14	1,214
Lydall, Inc.*	28	1,207
US Concrete, Inc.*,1	26	1,192
Myers Industries, Inc.	50	1,163
Tutor Perini Corp.*	58	1,090
NCI Building Systems, Inc.*	70	1,060
DXP Enterprises, Inc.*	26	1,042
Insteel Industries, Inc.	29	1,040
Gorman-Rupp Co.	28	1,022
Quanex Building Products Corp.	54	983
TimkenSteel Corp.*	66	981
Scorpio Tankers, Inc.	485	975
Mesa Laboratories, Inc.	5	928
Willscot Corp.*	54	926
Hyster-Yale Materials Handling, Inc.	15	923
National Presto Industries, Inc.	7	908
Electro Scientific Industries, Inc.*	52	907
Argan, Inc.	20	860
Ichor Holdings Ltd.*,1	42	858
MYR Group, Inc.*	26	849
Tredegar Corp.	39	844
Kimball Electronics, Inc.*	42	825
Griffon Corp.	48	775
Teekay Corp.	113	762
SunPower Corp. — Class A*,1	102	745
NVE Corp.	7	741
Applied Optoelectronics, Inc.*,1	30	740
ShotSpotter, Inc.*	12	735
International Seaways, Inc.*	36	721
NN, Inc.	45	702
Frontline Ltd.*	120	697
Scorpio Bulkers, Inc.	96	696
DHT Holdings, Inc.	144	677
Haynes International, Inc.	19	675
Armstrong Flooring, Inc.*	35	634
Sterling Construction Company, Inc.*	43	616
ZAGG, Inc.*	41	605
Allied Motion Technologies, Inc.	11	599

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Caesarstone Ltd.	32	$594
Covenant Transportation Group, Inc. — Class A*	20	581
Ducommun, Inc.*	14	572
Park Electrochemical Corp.	29	565
IntriCon Corp.*	10	562
Daseke, Inc.*	68	545
Mistras Group, Inc.*	25	542
Park-Ohio Holdings Corp.	14	537
CryoPort, Inc.*	41	525
Costamare, Inc.	80	519
Energy Recovery, Inc.*,1	58	519
Greif, Inc. — Class B	9	519
Powell Industries, Inc.	14	508
American Railcar Industries, Inc.[1]	11	507
Vishay Precision Group, Inc.*	13	486
Nordic American Tankers Ltd.	231	483
Universal Logistics Holdings, Inc.	13	478
US Xpress Enterprises, Inc. — Class A*	34	469
Eagle Bulk Shipping, Inc.*	78	438
YRC Worldwide, Inc.*	48	431
Graham Corp.	15	423
Hurco Companies, Inc.	9	406
Energous Corp.*	38	385
Bel Fuse, Inc. — Class B	14	371
VSE Corp.	11	364
Heritage-Crystal Clean, Inc.*	17	363
Omega Flex, Inc.	5	356
GP Strategies Corp.*	20	337
LSB Industries, Inc.*	34	333
LB Foster Co. — Class A*	16	329
AquaVenture Holdings Ltd.*	18	325
Fluidigm Corp.*	43	322
Ardmore Shipping Corp.*	49	318
CECO Environmental Corp.	40	315
Pure Cycle Corp.*	27	312
Orion Group Holdings, Inc.*	41	309
FreightCar America, Inc.*	19	305
Dorian LPG Ltd.*	38	303
Twin Disc, Inc.*	13	300
Synalloy Corp.	13	297
Infrastructure and Energy Alternatives, Inc.*	28	294
UFP Technologies, Inc.*	8	294
Olympic Steel, Inc.	14	292
Overseas Shipholding Group, Inc. — Class A*	92	290
Northwest Pipe Co.*	14	277
IES Holdings, Inc.*	14	273
Lawson Products, Inc.*	8	271
Napco Security Technologies, Inc.*	18	269
Radiant Logistics, Inc.*	45	266
USA Truck, Inc.*	13	263
Eastern Co.	9	256
General Finance Corp.*	16	255
Manitex International, Inc.*	24	253
nLight, Inc.*,1	11	244
Sparton Corp.*	16	231
Teekay Tankers Ltd. — Class A	231	228
PAM Transportation Services, Inc.*	3	195
Forterra, Inc.*,1	25	186
Turtle Beach Corp.*,1	9	179
Willis Lease Finance Corp.*	5	173
Safe Bulkers, Inc.*	59	170
Iteris, Inc.*	28	151
Genco Shipping & Trading Ltd.*	9	126
Gencor Industries, Inc.*	10	121
NL Industries, Inc.*	13	78
Eastman Kodak Co.*,1	22	68
Babcock & Wilcox Enterprises, Inc.*	53	55
Total Industrial		493,980

Consumer, Cyclical - 4.2%
Five Below, Inc.*	88	11,445
Planet Fitness, Inc. — Class A*	146	7,888
Ollie’s Bargain Outlet Holdings, Inc.*	82	7,880
Texas Roadhouse, Inc. — Class A	112	7,760
Marriott Vacations Worldwide Corp.	64	7,120
American Eagle Outfitters, Inc.	266	6,605
Signet Jewelers Ltd.	97	6,395
Wolverine World Wide, Inc.	152	5,936
Deckers Outdoor Corp.*	49	5,810
FirstCash, Inc.	70	5,740
Spirit Airlines, Inc.*	113	5,308
Eldorado Resorts, Inc.*	109	5,297
Churchill Downs, Inc.	19	5,276
Roku, Inc.*	72	5,258
Steven Madden Ltd.	96	5,078
SiteOne Landscape Supply, Inc.*	66	4,972
SkyWest, Inc.	84	4,947
iRobot Corp.*	43	4,727
Cracker Barrel Old Country Store, Inc.[1]	32	4,708
Penn National Gaming, Inc.*	141	4,642
Boyd Gaming Corp.	136	4,604
Dana, Inc.	241	4,499
Dave & Buster’s Entertainment, Inc.	66	4,371
UniFirst Corp.	25	4,341
Fox Factory Holding Corp.*	60	4,203
RH*,1	32	4,192
Beacon Roofing Supply, Inc.*	113	4,089
Altra Industrial Motion Corp.[1]	98	4,047
DSW, Inc. — Class A	113	3,828
Cheesecake Factory, Inc.	71	3,801
Callaway Golf Co.	155	3,765
Herman Miller, Inc.	98	3,763
Sally Beauty Holdings, Inc.*,1	202	3,715
Jack in the Box, Inc.	44	3,689
National Vision Holdings, Inc.*	80	3,611
Cooper-Standard Holdings, Inc.*	30	3,599
Cavco Industries, Inc.*	14	3,542
Tenneco, Inc. — Class A	84	3,540
G-III Apparel Group Ltd.*	72	3,470
Anixter International, Inc.*	49	3,445

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

KB Home	142	$3,395
Dorman Products, Inc.*	44	3,385
Brinker International, Inc.	72	3,365
Taylor Morrison Home Corp. — Class A*	185	3,337
Bed Bath & Beyond, Inc.	222	3,330
Hawaiian Holdings, Inc.	83	3,328
LCI Industries	40	3,312
Wingstop, Inc.	48	3,277
American Axle & Manufacturing Holdings, Inc.*	184	3,209
Mobile Mini, Inc.	73	3,201
Children’s Place, Inc.	25	3,195
HNI Corp.	72	3,186
Lithia Motors, Inc. — Class A	39	3,185
Navistar International Corp.*	81	3,119
TRI Pointe Group, Inc.*	250	3,100
Carvana Co.*,1	52	3,073
World Fuel Services Corp.	111	3,072
Red Rock Resorts, Inc. — Class A	115	3,065
PriceSmart, Inc.	37	2,995
Office Depot, Inc.	917	2,944
Pinnacle Entertainment, Inc.*	86	2,897
Big Lots, Inc.	69	2,884
Triton International Ltd.	86	2,861
SeaWorld Entertainment, Inc.*	91	2,860
Tupperware Brands Corp.	85	2,843
Gentherm, Inc.*	61	2,772
Bloomin’ Brands, Inc.	138	2,731
Belmond Ltd. — Class A*	148	2,701
Meritor, Inc.*	139	2,691
Allegiant Travel Co. — Class A	21	2,663
Steelcase, Inc. — Class A	140	2,590
Shake Shack, Inc. — Class A*	41	2,583
Sonic Corp.	59	2,557
Meritage Homes Corp.*	64	2,554
Core-Mark Holding Company, Inc.	75	2,547
Oxford Industries, Inc.	28	2,526
GameStop Corp. — Class A1	165	2,520
Caleres, Inc.	69	2,474
BJ’s Restaurants, Inc.	34	2,455
La-Z-Boy, Inc.	77	2,433
Crocs, Inc.*	112	2,385
Cooper Tire & Rubber Co.	84	2,377
Abercrombie & Fitch Co. — Class A	112	2,365
IMAX Corp.*	91	2,348
Cannae Holdings, Inc.*	112	2,346
Asbury Automotive Group, Inc.*	34	2,337
Scientific Games Corp. — Class A*	91	2,311
Dine Brands Global, Inc.	28	2,277
Interface, Inc. — Class A	97	2,265
At Home Group, Inc.*	71	2,239
Rite Aid Corp.*	1,737	2,223
MDC Holdings, Inc.	75	2,219
Sleep Number Corp.*	60	2,207
Guess?, Inc.	95	2,147
Group 1 Automotive, Inc.	33	2,142
Methode Electronics, Inc.	59	2,136
BMC Stock Holdings, Inc.*	111	2,070
Tailored Brands, Inc.	82	2,066
H&E Equipment Services, Inc.	53	2,002
Rush Enterprises, Inc. — Class A	49	1,926
Papa John’s International, Inc.[1]	37	1,897
Knoll, Inc.	80	1,876
BJ’s Wholesale Club Holdings, Inc.*	70	1,875
Chico’s FAS, Inc.	211	1,829
Malibu Boats, Inc. — Class A*	33	1,806
Liberty TripAdvisor Holdings, Inc. — Class A*	120	1,782
AMC Entertainment Holdings, Inc. — Class A1	86	1,763
International Speedway Corp. — Class A1	40	1,752
Fossil Group, Inc.*	75	1,746
Wabash National Corp.	95	1,732
Standard Motor Products, Inc.	35	1,723
Winnebago Industries, Inc.	51	1,691
ScanSource, Inc.*	42	1,676
Douglas Dynamics, Inc.	37	1,624
Freshpet, Inc.*	43	1,578
Vista Outdoor, Inc.*	88	1,574
Acushnet Holdings Corp.	57	1,563
Ruth’s Hospitality Group, Inc.	48	1,514
Denny’s Corp.*	102	1,501
Hudson Ltd. — Class A*	66	1,489
Dillard’s, Inc. — Class A1	19	1,450
LGI Homes, Inc.*	30	1,423
Genesco, Inc.*	30	1,413
Installed Building Products, Inc.*	36	1,404
National CineMedia, Inc.	127	1,345
Skyline Champion Corp.	47	1,343
Express, Inc.*	121	1,338
Ascena Retail Group, Inc.*	288	1,316
Boot Barn Holdings, Inc.*	45	1,278
Marcus Corp.	30	1,261
GMS, Inc.*	54	1,253
Party City Holdco, Inc.*,1	91	1,233
Modine Manufacturing Co.*	82	1,222
Regis Corp.*	57	1,165
Conn’s, Inc.*	32	1,131
Camping World Holdings, Inc. — Class A1	52	1,109
Century Communities, Inc.*	42	1,102
PetMed Express, Inc.[1]	33	1,089
M/I Homes, Inc.*	44	1,053
Movado Group, Inc.	25	1,048
Fiesta Restaurant Group, Inc.*	39	1,043
St. Joe Co.*	61	1,025
Buckle, Inc.[1]	43	991
Kimball International, Inc. — Class B	59	988
MCBC Holdings, Inc.*	27	969
Universal Electronics, Inc.*	23	905
Monarch Casino & Resort, Inc.*	19	864
J.C. Penney Company, Inc.*,1	516	857
Tower International, Inc.[1]	28	847

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Red Robin Gourmet Burgers, Inc.*	21	$843
William Lyon Homes — Class A*	53	842
Ethan Allen Interiors, Inc.	40	830
BBX Capital Corp.	108	801
EZCORP, Inc. — Class A*	74	792
America’s Car-Mart, Inc.*	10	782
Spartan Motors, Inc.	53	782
Cato Corp. — Class A	37	778
Sonic Automotive, Inc. — Class A	40	774
REV Group, Inc.[1]	49	769
MarineMax, Inc.*	35	744
Essendant, Inc.	58	744
Unifi, Inc.*	26	737
Chuy’s Holdings, Inc.*	28	735
Carrols Restaurant Group, Inc.*	50	730
Lumber Liquidators Holdings, Inc.*	47	728
Golden Entertainment, Inc.*	30	720
PC Connection, Inc.	18	700
Shoe Carnival, Inc.	18	693
Zumiez, Inc.*	26	685
Nautilus, Inc.*	49	683
Motorcar Parts of America, Inc.*	29	680
PetIQ, Inc.*	17	668
Winmark Corp.	4	664
Nexeo Solutions, Inc.*	54	661
Veritiv Corp.*	18	655
Johnson Outdoors, Inc. — Class A	7	651
Superior Industries International, Inc.	38	648
Hooker Furniture Corp.	19	642
Eros International plc*	52	627
Systemax, Inc.	19	626
Haverty Furniture Companies, Inc.	28	619
Titan International, Inc.	83	616
Citi Trends, Inc.	21	604
Del Taco Restaurants, Inc.*	51	602
Hibbett Sports, Inc.*	31	583
Blue Bird Corp.*	23	563
GNC Holdings, Inc. — Class A*	132	546
Perry Ellis International, Inc.*	19	519
Barnes & Noble, Inc.	88	510
Vera Bradley, Inc.*	33	504
Lindblad Expeditions Holdings, Inc.*	33	491
Beazer Homes USA, Inc.*	46	483
BlueLinx Holdings, Inc.*	15	472
Commercial Vehicle Group, Inc.*	50	458
Miller Industries, Inc.	17	457
Habit Restaurants, Inc. — Class A*	28	447
Bojangles’, Inc.*	28	440
Titan Machinery, Inc.*	28	434
Potbelly Corp.*	35	431
El Pollo Loco Holdings, Inc.*	34	427
Tile Shop Holdings, Inc.	59	422
Sonos, Inc.*	26	417
RCI Hospitality Holdings, Inc.	14	415
Duluth Holdings, Inc. — Class B*	13	409
Funko, Inc. — Class A*	17	403
AV Homes, Inc.*	20	400
Daktronics, Inc.	51	400
Tilly’s, Inc. — Class A	21	398
Zoe’s Kitchen, Inc.*	30	382
Reading International, Inc. — Class A*	23	363
Flexsteel Industries, Inc.	12	357
Barnes & Noble Education, Inc.*	61	351
Speedway Motorsports, Inc.	19	339
Culp, Inc.	14	339
Century Casinos, Inc.*	45	336
Red Lion Hotels Corp.*	26	325
Hovnanian Enterprises, Inc. — Class A*	200	320
Bassett Furniture Industries, Inc.	15	319
Gaia, Inc.*	19	293
Container Store Group, Inc.*	26	289
Foundation Building Materials, Inc.*	23	287
Rocky Brands, Inc.	10	283
Green Brick Partners, Inc.*	28	283
Weyco Group, Inc.	8	281
Rush Enterprises, Inc. — Class B	7	279
Clarus Corp.	25	276
Marine Products Corp.	12	275
Del Frisco’s Restaurant Group, Inc.*	33	274
Sportsman’s Warehouse Holdings, Inc.*	43	252
Superior Group of Companies, Inc.	13	247
Noodles & Co.*,1	20	242
J Alexander’s Holdings, Inc.*	20	238
Mesa Air Group, Inc.*,1	16	222
Bluegreen Vacations Corp.	12	215
Francesca’s Holdings Corp.*	57	211
Town Sports International Holdings, Inc.*	24	208
Hamilton Beach Brands Holding Co. — Class A	9	197
Pier 1 Imports, Inc.	131	197
Escalade, Inc.	15	193
New York & Company, Inc.*	48	185
Kirkland’s, Inc.*	18	182
Biglari Holdings, Inc. — Class B*	1	181
Lifetime Brands, Inc.	16	175
Big 5 Sporting Goods Corp.[1]	33	168
EnviroStar, Inc.	4	156
J. Jill, Inc.*	25	155
Castle Brands, Inc.*	118	126
New Home Company, Inc.*	15	121
Sears Holdings Corp.*	54	52
Empire Resorts, Inc.*	4	37
CompX International, Inc.	2	27
Total Consumer, Cyclical		476,087

Technology - 3.2%
Integrated Device Technology, Inc.*	209	9,825
HubSpot, Inc.*	58	8,755
Blackbaud, Inc.	78	7,915
CACI International, Inc. — Class A*	40	7,366
Medidata Solutions, Inc.*	95	6,964
Coupa Software, Inc.*	88	6,961
New Relic, Inc.*	73	6,879

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Entegris, Inc.	234	$6,774
MAXIMUS, Inc.	103	6,701
Silicon Laboratories, Inc.*	71	6,518
j2 Global, Inc.	77	6,379
Cree, Inc.*	166	6,286
Lumentum Holdings, Inc.*	103	6,175
Perspecta, Inc.	237	6,096
Semtech Corp.*	107	5,949
Science Applications International Corp.	70	5,642
ACI Worldwide, Inc.*	189	5,318
Verint Systems, Inc.*	105	5,260
Cornerstone OnDemand, Inc.*	88	4,994
Qualys, Inc.*	56	4,990
Bottomline Technologies DE, Inc.*	66	4,799
Box, Inc. — Class A*	199	4,758
CommVault Systems, Inc.*	65	4,550
Omnicell, Inc.*	63	4,530
Envestnet, Inc.*	73	4,449
Cabot Microelectronics Corp.	42	4,333
Mercury Systems, Inc.*	77	4,260
Allscripts Healthcare Solutions, Inc.*	293	4,175
Five9, Inc.*	94	4,107
Brooks Automation, Inc.	115	4,028
Avaya Holdings Corp.*	173	3,830
Cirrus Logic, Inc.*	99	3,821
ExlService Holdings, Inc.*	55	3,641
Convergys Corp.	151	3,585
3D Systems Corp.*,1	180	3,402
Varonis Systems, Inc.*	46	3,369
Advanced Energy Industries, Inc.*	65	3,357
Blackline, Inc.*	58	3,275
Yext, Inc.*	134	3,176
Ebix, Inc.	40	3,166
NetScout Systems, Inc.*	125	3,156
Evolent Health, Inc. — Class A*,1	111	3,152
Insight Enterprises, Inc.*	58	3,137
Cloudera, Inc.*	171	3,018
Power Integrations, Inc.	47	2,970
SailPoint Technologies Holding, Inc.*	85	2,892
MINDBODY, Inc. — Class A*	70	2,845
ManTech International Corp. — Class A	44	2,785
SPS Commerce, Inc.*	28	2,779
Inphi Corp.*	72	2,735
Progress Software Corp.	75	2,647
Alteryx, Inc. — Class A*	46	2,632
Synaptics, Inc.*	57	2,600
Hortonworks, Inc.*	113	2,578
Electronics for Imaging, Inc.*	74	2,522
Everbridge, Inc.*	43	2,478
TiVo Corp.	199	2,478
Virtusa Corp.*	46	2,471
Syntel, Inc.*	59	2,418
LivePerson, Inc.*	93	2,413
Tabula Rasa HealthCare, Inc.*	29	2,354
CSG Systems International, Inc.	55	2,208
Pitney Bowes, Inc.	311	2,202
Diodes, Inc.*	66	2,197
Rapid7, Inc.*	59	2,178
Altair Engineering, Inc. — Class A*	49	2,129
MicroStrategy, Inc. — Class A*	15	2,109
Apptio, Inc. — Class A*	56	2,070
MaxLinear, Inc. — Class A*	102	2,028
Sykes Enterprises, Inc.*	65	1,982
Stratasys Ltd.*	84	1,941
Rambus, Inc.*	176	1,920
Appfolio, Inc. — Class A*	24	1,882
CTS Corp.	54	1,852
Instructure, Inc.*	52	1,841
Carbonite, Inc.*	51	1,818
ForeScout Technologies, Inc.*	48	1,812
NextGen Healthcare, Inc.*	88	1,767
Vocera Communications, Inc.*	48	1,756
Workiva, Inc.*	44	1,738
SendGrid, Inc.*	47	1,729
FormFactor, Inc.*	119	1,636
PROS Holdings, Inc.*	46	1,611
MTS Systems Corp.	29	1,588
MACOM Technology Solutions Holdings, Inc.*	75	1,545
Lattice Semiconductor Corp.*	193	1,544
Unisys Corp.*	74	1,510
Cision Ltd.*	87	1,462
Cray, Inc.*	66	1,419
Nanometrics, Inc.*	37	1,388
Monotype Imaging Holdings, Inc.	67	1,353
Benefitfocus, Inc.*	33	1,335
Glu Mobile, Inc.*	175	1,304
Rudolph Technologies, Inc.*	52	1,271
Amkor Technology, Inc.*	169	1,249
Xcerra Corp.*	87	1,242
Inovalon Holdings, Inc. — Class A*	114	1,146
Cohu, Inc.	45	1,130
XPERI CORP.	75	1,114
Photronics, Inc.*	111	1,093
Axcelis Technologies, Inc.*	53	1,042
CEVA, Inc.*	36	1,035
PlayAGS, Inc.*	35	1,031
Wesco Aircraft Holdings, Inc.*	89	1,001
OneSpan, Inc.*	51	971
Engility Holdings, Inc.*	26	936
QAD, Inc. — Class A	16	906
Donnelley Financial Solutions, Inc.*	49	878
Upland Software, Inc.*	26	840
Veeco Instruments, Inc.*	79	810
Presidio, Inc.	52	793
Ultra Clean Holdings, Inc.*	63	791
Tenable Holdings, Inc.*	20	778
Impinj, Inc.*	30	745
Model N, Inc.*	39	618
USA Technologies, Inc.*	85	612
MobileIron, Inc.*	113	599
TTEC Holdings, Inc.	23	596

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

InnerWorkings, Inc.*	73	$578
KeyW Holding Corp.*,1	66	572
Diebold Nixdorf, Inc.[1]	126	567
Digimarc Corp.*	18	566
Digi International, Inc.*	42	565
Exela Technologies, Inc.*	78	556
American Software, Inc. — Class A	44	534
Immersion Corp.*	49	518
Avalara, Inc.*	14	489
Daily Journal Corp.*	2	482
SMART Global Holdings, Inc.*	16	460
Aquantia Corp.*	35	448
Computer Programs & Systems, Inc.	16	430
PAR Technology Corp.*	19	422
PDF Solutions, Inc.*	45	406
Brightcove, Inc.*	46	386
Simulations Plus, Inc.	19	384
ConvergeOne Holdings, Inc.	41	382
Agilysys, Inc.*	23	375
Alpha & Omega Semiconductor Ltd.*	32	372
Mitek Systems, Inc.*	52	367
AXT, Inc.*	48	343
Amber Road, Inc.*	35	337
Castlight Health, Inc. — Class B*	124	335
Domo, Inc. — Class B*	13	279
Carbon Black, Inc.*,1	13	275
Avid Technology, Inc.*	45	267
Telenav, Inc.*	51	258
Vuzix Corp.*,1	39	255
Kopin Corp.*	92	223
Asure Software, Inc.*	16	199
Maxwell Technologies, Inc.*	56	195
Information Services Group, Inc.*	39	186
Park City Group, Inc.*	18	182
Adesto Technologies Corp.*	30	179
SecureWorks Corp. — Class A*,1	10	146
ACM Research, Inc. — Class A*	13	144
Remark Holdings, Inc.*	45	144
Veritone, Inc.*	12	125
Rimini Street, Inc.*	13	82
Majesco*	9	68
NantHealth, Inc.*	33	52
Total Technology		361,632

Communications - 2.0%
Etsy, Inc.*	193	9,916
Trade Desk, Inc. — Class A*	52	7,847
Ciena Corp.*	237	7,404
World Wrestling Entertainment, Inc. — Class A	70	6,771
Yelp, Inc. — Class A*	134	6,593
Stamps.com, Inc.*	29	6,560
LiveRamp Holdings, Inc.*	124	6,127
Nexstar Media Group, Inc. — Class A	74	6,024
ViaSat, Inc.*,1	90	5,756
Vonage Holdings Corp.*	365	5,168
New York Times Co. — Class A	217	5,024
InterDigital, Inc.	57	4,560
Cargurus, Inc.*	81	4,511
TEGNA, Inc.	358	4,282
Viavi Solutions, Inc.*	375	4,253
Liberty Expedia Holdings, Inc. — Class A*	90	4,234
Pandora Media, Inc.*,1	423	4,023
Liberty Latin America Ltd. — Class C*	188	3,878
Cogent Communications Holdings, Inc.	69	3,850
Q2 Holdings, Inc.*	60	3,633
Shutterfly, Inc.*	55	3,624
Finisar Corp.*	190	3,619
Iridium Communications, Inc.*	158	3,555
Sinclair Broadcast Group, Inc. — Class A	119	3,374
Meredith Corp.	65	3,318
Plantronics, Inc.	55	3,317
Cars.com, Inc.*	120	3,313
NETGEAR, Inc.*	52	3,268
8x8, Inc.*	150	3,187
Maxar Technologies Ltd.	93	3,076
Shenandoah Telecommunications Co.	77	2,984
GTT Communications, Inc.*,1	68	2,951
Groupon, Inc. — Class A*	728	2,745
Imperva, Inc.*	57	2,648
MSG Networks, Inc. — Class A*	99	2,554
Oclaro, Inc.*	275	2,459
Boingo Wireless, Inc.*	67	2,338
Gray Television, Inc.*	132	2,310
TrueCar, Inc.*	151	2,129
Scholastic Corp.	45	2,101
ePlus, Inc.*	22	2,039
Quotient Technology, Inc.*	131	2,031
Intelsat S.A.*	66	1,980
Gannett Company, Inc.	187	1,872
Web.com Group, Inc.*	67	1,869
Acacia Communications, Inc.*	45	1,862
Infinera Corp.*	244	1,781
Shutterstock, Inc.	31	1,692
Entercom Communications Corp. — Class A1	211	1,667
Liberty Media Corporation-Liberty Braves — Class C*	59	1,608
NIC, Inc.	106	1,569
New Media Investment Group, Inc.	98	1,538
Consolidated Communications Holdings, Inc.	116	1,513
Liberty Latin America Ltd. — Class A*	72	1,500
Perficient, Inc.*,1	54	1,439
ADTRAN, Inc.	79	1,394
XO Group, Inc.*	40	1,379
CalAmp Corp.*	57	1,366
ORBCOMM, Inc.*	121	1,314
ATN International, Inc.[1]	17	1,256
EW Scripps Co. — Class A	75	1,237
Comtech Telecommunications Corp.	34	1,233
Cincinnati Bell, Inc.*	74	1,180
HealthStream, Inc.	38	1,178

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Houghton Mifflin Harcourt Co.*	158	$1,106
Frontier Communications Corp.[1]	168	1,090
Extreme Networks, Inc.*	189	1,036
Endurance International Group Holdings, Inc.*	116	1,021
Quantenna Communications, Inc.*	55	1,015
Overstock.com, Inc.*,1	34	942
Zscaler, Inc.*,1	23	938
Loral Space & Communications, Inc.*	20	908
Limelight Networks, Inc.*	177	889
NII Holdings, Inc.*	147	861
Tucows, Inc. — Class A*	15	836
QuinStreet, Inc.*	55	746
Harmonic, Inc.*	133	731
Casa Systems, Inc.*	44	649
TechTarget, Inc.*	33	641
WideOpenWest, Inc.*	50	560
Meet Group, Inc.*	111	549
Ribbon Communications, Inc.*	80	546
Entravision Communications Corp. — Class A	106	519
Central European Media Enterprises Ltd. — Class A*	138	518
Calix, Inc.*	61	494
Spok Holdings, Inc.	31	477
pdvWireless, Inc.*	14	475
Zix Corp.*	85	472
A10 Networks, Inc.*	77	468
RigNet, Inc.*	23	468
1-800-Flowers.com, Inc. — Class A*	39	460
tronc, Inc.*	28	457
NeoPhotonics Corp.*,1	55	457
ChannelAdvisor Corp.*	35	436
Hemisphere Media Group, Inc.*	30	418
Ooma, Inc.*	25	415
Liberty Media Corporation-Liberty Braves — Class A*	15	409
Gogo, Inc.*	78	405
Internap Corp.*	32	404
Preformed Line Products Co.	5	351
Clear Channel Outdoor Holdings, Inc. — Class A	55	327
HC2 Holdings, Inc.*	53	324
Windstream Holdings, Inc.*	64	314
Lands’ End, Inc.*	17	298
MDC Partners, Inc. — Class A*	70	290
VirnetX Holding Corp.*	61	284
Telaria, Inc.*	72	273
Clearfield, Inc.*	19	256
Leaf Group Ltd.*	25	250
KVH Industries, Inc.*	19	249
Boston Omaha Corp. — Class A*	8	239
eGain Corp.*	29	235
Liquidity Services, Inc.*	36	229
Cardlytics, Inc.*	9	225
Saga Communications, Inc. — Class A	5	181
Aerohive Networks, Inc.*	40	165
DASAN Zhone Solutions, Inc.*	8	114
Travelzoo*	6	71
Fluent, Inc.*	32	69
Fusion Connect, Inc.*	25	64
Beasley Broadcast Group, Inc. — Class A	8	55
Value Line, Inc.	1	25
Total Communications		234,485

Energy - 1.6%
Oasis Petroleum, Inc.*	445	6,310
Delek US Holdings, Inc.	138	5,855
Matador Resources Co.*	170	5,618
McDermott International, Inc.*	296	5,455
PDC Energy, Inc.*	109	5,337
Southwestern Energy Co.*	973	4,972
Denbury Resources, Inc.*	726	4,501
Oceaneering International, Inc.*	163	4,499
Peabody Energy Corp.	126	4,491
Callon Petroleum Co.*	371	4,448
Murphy USA, Inc.*	49	4,188
Rowan Companies plc — Class A*	210	3,954
California Resources Corp.*	75	3,640
Ormat Technologies, Inc.	66	3,571
Carrizo Oil & Gas, Inc.*	141	3,553
SRC Energy, Inc.*	399	3,547
Dril-Quip, Inc.*	63	3,292
Oil States International, Inc.*	98	3,254
Ocean Rig UDW, Inc. — Class A*	90	3,116
Gulfport Energy Corp.*	288	2,998
NOW, Inc.*	178	2,946
SemGroup Corp. — Class A	131	2,889
Noble Corporation plc*	406	2,854
Pattern Energy Group, Inc. — Class A	133	2,643
MRC Global, Inc.*	139	2,609
Arch Coal, Inc. — Class A	29	2,593
Archrock, Inc.	210	2,562
Superior Energy Services, Inc.*	253	2,464
US Silica Holdings, Inc.[1]	129	2,429
Helix Energy Solutions Group, Inc.*	232	2,292
Unit Corp.*	86	2,241
C&J Energy Services, Inc.*	106	2,205
Diamond Offshore Drilling, Inc.*,1	107	2,140
Laredo Petroleum, Inc.*	257	2,100
Sunrun, Inc.*	157	1,953
ProPetro Holding Corp.*	117	1,929
Warrior Met Coal, Inc.	70	1,893
CONSOL Energy, Inc.*	46	1,877
Renewable Energy Group, Inc.*	61	1,757
Penn Virginia Corp.*	20	1,611
Liberty Oilfield Services, Inc. — Class A1	71	1,531
Newpark Resources, Inc.*	145	1,501
W&T Offshore, Inc.*	153	1,475
Jagged Peak Energy, Inc.*,1	106	1,466
TerraForm Power, Inc. — Class A	121	1,398
Forum Energy Technologies, Inc.*	134	1,387
SEACOR Holdings, Inc.*	28	1,384

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Exterran Corp.*	52	$1,380
Thermon Group Holdings, Inc.*	53	1,366
Resolute Energy Corp.*,1	36	1,361
Northern Oil and Gas, Inc.*	314	1,256
SunCoke Energy, Inc.*	107	1,243
Tellurian, Inc.*	133	1,193
Keane Group, Inc.*	91	1,126
Green Plains, Inc.	65	1,118
WildHorse Resource Development Corp.*	45	1,064
KLX Energy Services Holdings, Inc.*	33	1,063
Frank’s International N.V.*	121	1,050
Talos Energy, Inc.*	32	1,050
Par Pacific Holdings, Inc.*	51	1,040
Halcon Resources Corp.*,1	217	970
DMC Global, Inc.	23	938
Matrix Service Co.*	38	937
Ring Energy, Inc.*	94	932
CVR Energy, Inc.	23	925
Bonanza Creek Energy, Inc.*	31	923
Select Energy Services, Inc. — Class A*	75	888
HighPoint Resources Corp.*	179	874
TETRA Technologies, Inc.*	193	870
Solaris Oilfield Infrastructure, Inc. — Class A*	43	812
FutureFuel Corp.	41	760
Nine Energy Service, Inc.*	24	734
Enphase Energy, Inc.*	143	693
TPI Composites, Inc.*	24	685
REX American Resources Corp.*	9	680
Plug Power, Inc.*,1	353	678
Alta Mesa Resources, Inc.*	158	660
FTS International, Inc.*	52	613
Abraxas Petroleum Corp.*	255	594
Bristow Group, Inc.*	48	582
SandRidge Energy, Inc.*	51	554
Clean Energy Fuels Corp.*	199	517
Trecora Resources*	34	476
Panhandle Oil and Gas, Inc. — Class A	23	424
Mammoth Energy Services, Inc.	14	407
Evolution Petroleum Corp.	36	398
Advanced Emissions Solutions, Inc.	31	371
Berry Petroleum Corp.	21	370
Natural Gas Services Group, Inc.*	17	359
Lilis Energy, Inc.*	71	348
Pioneer Energy Services Corp.*	115	339
Amyris, Inc.*	40	318
Basic Energy Services, Inc.*	30	300
Era Group, Inc.*	24	296
Ultra Petroleum Corp.*	263	295
Earthstone Energy, Inc. — Class A*	31	291
Sanchez Energy Corp.*	121	278
SilverBow Resources, Inc.*	10	267
ION Geophysical Corp.*	17	264
NCS Multistage Holdings, Inc.*	16	264
Cloud Peak Energy, Inc.*	114	262
Independence Contract Drilling, Inc.*	52	257
CARBO Ceramics, Inc.*	34	247
Vivint Solar, Inc.*,1	45	234
Dawson Geophysical Co.*	35	217
Flotek Industries, Inc.*	88	211
Midstates Petroleum Company, Inc.*	23	205
NACCO Industries, Inc. — Class A	6	196
Gulfmark Offshore, Inc.*	5	187
Key Energy Services, Inc.*,1	16	183
Goodrich Petroleum Corp.*	13	183
PHI, Inc.*	18	168
Eclipse Resources Corp.*	127	151
FuelCell Energy, Inc.*	134	143
Adams Resources & Energy, Inc.	3	127
Profire Energy, Inc.*	39	124
Hallador Energy Co.	20	124
Isramco, Inc.*	1	122
Smart Sand, Inc.*	29	119
Approach Resources, Inc.*	52	116
Zion Oil & Gas, Inc.*	88	113
EP Energy Corp. — Class A*	46	108
Ramaco Resources, Inc.*	10	75
Quintana Energy Services, Inc.*	8	59
NextDecade Corp.*	9	51
Rosehill Resources, Inc.*	1	6
Total Energy		184,910

Basic Materials - 1.1%
Ingevity Corp.*	70	7,132
Cleveland-Cliffs, Inc.*	491	6,216
Allegheny Technologies, Inc.*	207	6,117
Balchem Corp.	53	5,941
PolyOne Corp.	132	5,771
Sensient Technologies Corp.	70	5,356
Carpenter Technology Corp.	77	4,539
Quaker Chemical Corp.	22	4,449
Rogers Corp.*	30	4,420
HB Fuller Co.	84	4,340
Commercial Metals Co.	192	3,940
Minerals Technologies, Inc.	58	3,921
Compass Minerals International, Inc.	56	3,763
Ferro Corp.*	139	3,228
GCP Applied Technologies, Inc.*	119	3,159
Innospec, Inc.	40	3,070
Kaiser Aluminum Corp.	27	2,945
Stepan Co.	33	2,871
AK Steel Holding Corp.*,1	520	2,548
Neenah, Inc.	28	2,416
Kraton Corp.*	50	2,357
Hecla Mining Co.	748	2,087
Materion Corp.	33	1,996
Schweitzer-Mauduit International, Inc.	50	1,916
Tronox Ltd. — Class A	155	1,852
KMG Chemicals, Inc.	24	1,813
Verso Corp. — Class A*	51	1,717
AdvanSix, Inc.*	50	1,697
Coeur Mining, Inc.*	306	1,631
Rayonier Advanced Materials, Inc.	85	1,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Codexis, Inc.*	84	$1,441
Tahoe Resources, Inc.*	513	1,431
Innophos Holdings, Inc.	32	1,421
PH Glatfelter Co.	66	1,261
Schnitzer Steel Industries, Inc. — Class A	43	1,163
PQ Group Holdings, Inc.*	60	1,048
Koppers Holdings, Inc.*	32	997
Century Aluminum Co.*	82	982
American Vanguard Corp.	44	792
Clearwater Paper Corp.*	24	713
Hawkins, Inc.	15	622
OMNOVA Solutions, Inc.*	60	591
Kronos Worldwide, Inc.	34	552
Landec Corp.*	37	533
Intrepid Potash, Inc.*	146	524
Covia Holdings Corp.*	45	404
Gold Resource Corp.	78	401
Uranium Energy Corp.*	232	399
Energy Fuels, Inc.*	121	397
AgroFresh Solutions, Inc.*	48	299
Ryerson Holding Corp.*	25	282
Universal Stainless & Alloy Products, Inc.*	11	281
United States Lime & Minerals, Inc.	3	237
Oil-Dri Corporation of America	6	231
Shiloh Industries, Inc.*	18	198
Valhi, Inc.	39	89
Total Basic Materials		122,064

Utilities - 0.9%
IDACORP, Inc.	83	8,236
ONE Gas, Inc.	86	7,076
Portland General Electric Co.	148	6,750
New Jersey Resources Corp.	144	6,638
ALLETE, Inc.	85	6,376
Southwest Gas Holdings, Inc.	80	6,322
Spire, Inc.	81	5,958
Avista Corp.	108	5,460
PNM Resources, Inc.	131	5,168
Black Hills Corp.	88	5,112
South Jersey Industries, Inc.	142	5,008
NorthWestern Corp.	82	4,810
El Paso Electric Co.	67	3,832
MGE Energy, Inc.	58	3,703
American States Water Co.	60	3,668
California Water Service Group	79	3,389
Northwest Natural Gas Co.	47	3,144
Otter Tail Corp.	65	3,114
Chesapeake Utilities Corp.	26	2,182
Clearway Energy, Inc. — Class C	109	2,098
SJW Group	28	1,712
Connecticut Water Service, Inc.	20	1,387
Unitil Corp.	24	1,222
Middlesex Water Co.	24	1,162
Clearway Energy, Inc. — Class A	54	1,028
York Water Co.	20	608
PICO Holdings, Inc.*	34	427
Atlantic Power Corp.*	183	403
Artesian Resources Corp. — Class A	10	368
Ameresco, Inc. — Class A*	26	355
RGC Resources, Inc.	12	321
Consolidated Water Company Ltd.	21	291
Global Water Resources, Inc.	16	170
Spark Energy, Inc. — Class A	19	157
Total Utilities		107,655

Total Common Stocks
(Cost $3,348,070)		3,699,146

WARRANTS††† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19	4	—
Total Warrants
(Cost $—)		—

RIGHTS†††,2 - 0.0%
Tobira Therapeutics, Inc.*	14	—
A Schulman, Inc.*	44	—
Omthera Pharmaceuticals, Inc.*	57	—
Nexstar Media Group, Inc.*	85	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 36.0%
Guggenheim Strategy Fund II3	124,509	3,110,230
Guggenheim Strategy Fund I3	40,376	1,011,430
Total Mutual Funds
(Cost $4,123,379)		4,121,660

	Face Amount

U.S. TREASURY BILLS†† - 7.9%
U.S. Treasury Bills
2.11% due 12/13/18[4,5]	$900,000	896,120
2.00% due 10/25/18[5,6]	7,000	6,990
Total U.S. Treasury Bills
(Cost $903,102)		903,110

REPURCHASE AGREEMENTS††,7 - 28.1%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[4]	1,764,034	1,764,034
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[4]	871,594	871,594
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[4]	581,063	581,063
Total Repurchase Agreements
(Cost $3,216,691)		3,216,691

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,8 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[9]	108,983	$108,983
Total Securities Lending Collateral
(Cost $108,983)		108,983

Total Investments - 105.3%
(Cost $11,700,225)		$12,049,590
Other Assets & Liabilities, net - (5.3)%		(605,524)
Total Net Assets - 100.0%		$11,444,066

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	6	Dec 2018	$510,390	$355

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	2.20%	At Maturity	10/31/18	5,904	$10,017,877	$29,307
Goldman Sachs International	Russell 2000 Index	2.05%	At Maturity	10/29/18	1,188	2,016,449	6,078
BNP Paribas	Russell 2000 Index	2.26%	At Maturity	10/29/18	596	1,011,841	3,605
						$13,046,167	$38,990

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,699,146	$—	$—		$3,699,146
Warrants	—	—	—	*	—
Rights	—	—	—	*	—
Mutual Funds	4,121,660	—	—		4,121,660
U.S. Treasury Bills	—	903,110	—		903,110
Repurchase Agreements	—	3,216,691	—		3,216,691
Securities Lending Collateral	108,983	—	—		108,983
Equity Futures Contracts**	355	—	—		355
Equity Index Swap Agreements**	—	38,990	—		38,990
Total Assets	$7,930,144	$4,158,791	$—		$12,088,935

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,011,830	$—	$(1,000,000)	$(1,381)	$981	$1,011,430	40,376	$20,909
Guggenheim Strategy Fund II	3,113,965	—	—	—	(3,735)	3,110,230	124,509	47,474
	$5,125,795	$—	$(1,000,000)	$(1,381)	$(2,754)	$4,121,660		$68,383

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $105,878 of securities loaned (cost $4,360,155)	$4,711,239
Investments in affiliated issuers, at value (cost $4,123,379)	4,121,660
Repurchase agreements, at value (cost $3,216,691)	3,216,691
Cash	774
Segregated cash with broker	334,044
Unrealized appreciation on swap agreements	38,990
Receivables:
Dividends	13,703
Swap settlement	7,633
Fund shares sold	3,600
Variation margin	1,275
Interest	600
Securities lending income	143
Total assets	12,450,352

Liabilities:
Payable for:
Fund shares redeemed	872,095
Return of securities loaned	108,983
Management fees	8,482
Distribution and service fees	2,431
Transfer agent and administrative fees	2,356
Portfolio accounting fees	942
Trustees’ fees*	11
Miscellaneous	10,986
Total liabilities	1,006,286
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,444,066

Net assets consist of:
Paid in capital	$10,312,756
Total distributable earnings (loss)	1,131,310
Net assets	$11,444,066

A-Class:
Net assets	$2,602,168
Capital shares outstanding	34,720
Net asset value per share	$74.95
Maximum offering price per share (Net asset value divided by 95.25%)	$78.69

C-Class:
Net assets	$112,244
Capital shares outstanding	1,758
Net asset value per share	$63.85

H-Class:
Net assets	$8,729,654
Capital shares outstanding	116,975
Net asset value per share	$74.63

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6)	$18,882
Dividends from securities of affiliated issuers	68,383
Interest	38,012
Income from securities lending, net	886
Total investment income	126,163

Expenses:
Management fees	53,990
Distribution and service fees:
A-Class	2,310
C-Class	4,542
H-Class	11,552
Transfer agent and administrative fees	14,997
Portfolio accounting fees	5,999
Trustees’ fees*	1,839
Custodian fees	821
Miscellaneous	14,548
Total expenses	110,598
Net investment income	15,565

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	83,702
Investments in affiliated issuers	(1,381)
Swap agreements	1,675,947
Futures contracts	46,949
Net realized gain	1,805,217
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	197,463
Investments in affiliated issuers	(2,754)
Swap agreements	(61,295)
Futures contracts	(6,455)
Net change in unrealized appreciation (depreciation)	126,959
Net realized and unrealized gain	1,932,176
Net increase in net assets resulting from operations	$1,947,741

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,565	$(37,280)
Net realized gain on investments	1,805,217	2,025,032
Net change in unrealized appreciation (depreciation) on investments	126,959	(272,234)
Net increase in net assets resulting from operations	1,947,741	1,715,518

Capital share transactions:
Proceeds from sale of shares
A-Class	1,105,553	754,961
C-Class	4,776,055	383,509
H-Class	47,388,295	385,816,278
Cost of shares redeemed
A-Class	(138,679)	(687,090)
C-Class	(5,835,770)	(1,056,980)
H-Class	(47,394,322)	(388,443,745)
Net decrease from capital share transactions	(98,868)	(3,233,067)
Net increase (decrease) in net assets	1,848,873	(1,517,549)

Net assets:
Beginning of period	9,595,193	11,112,742
End of period	$11,444,066	$9,595,193

Capital share activity:
Shares sold
A-Class	14,936	11,945
C-Class	77,196	6,741
H-Class	654,869	6,315,966
Shares redeemed
A-Class	(1,918)	(11,172)
C-Class	(93,888)	(19,256)
H-Class	(649,666)	(6,355,420)
Net increase (decrease) in shares	1,529	(51,196)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$64.49	$55.99	$44.78	$58.05	$53.23	$39.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.02	(.32)	(.43)	(.39)	(.37)
Net gain (loss) on investments (realized and unrealized)	10.34	8.48	16.87	(9.03)	5.41	14.28
Total from investment operations	10.46	8.50	16.55	(9.46)	5.02	13.91
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$74.95	$64.49	$55.99	$44.78	$58.05	$53.23

Total Return[c]	16.22%	15.18%	38.01%	(16.75%)	9.48%	35.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,602	$1,400	$1,172	$497	$627	$614
Ratios to average net assets:
Net investment income (loss)	0.34%	0.03%	(0.62%)	(0.85%)	(0.74%)	(0.78%)
Total expenses[d]	1.79%	1.72%	1.73%	1.70%	1.70%	1.72%
Portfolio turnover rate	18%	580%	1,315%	971%	830%	472%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$55.14	$48.24	$39.44	$52.01	$48.08	$35.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.40)	(.63)	(.73)	(.70)	(.65)
Net gain (loss) on investments (realized and unrealized)	8.87	7.30	14.77	(8.03)	4.83	12.95
Total from investment operations	8.71	6.90	14.14	(8.76)	4.13	12.30
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$63.85	$55.14	$48.24	$39.44	$52.01	$48.08

Total Return[c]	15.80%	14.30%	36.98%	(17.36%)	8.64%	34.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112	$1,017	$1,494	$1,322	$1,800	$1,864
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.78%)	(1.41%)	(1.62%)	(1.49%)	(1.55%)
Total expenses[d]	2.53%	2.48%	2.47%	2.45%	2.45%	2.47%
Portfolio turnover rate	18%	580%	1,315%	971%	830%	472%

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$64.22	$55.86	$44.75	$57.94	$53.13	$39.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.11)	(.51)	(.51)	(.40)	(.37)
Net gain (loss) on investments (realized and unrealized)	10.29	8.47	16.96	(8.87)	5.41	14.26
Total from investment operations	10.41	8.36	16.45	(9.38)	5.01	13.89
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$74.63	$64.22	$55.86	$44.75	$57.94	$53.13

Total Return	16.21%	14.97%	37.80%	(16.63%)	9.48%	35.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,730	$7,178	$8,447	$8,049	$18,596	$19,056
Ratios to average net assets:
Net investment income (loss)	0.32%	(0.18%)	(0.98%)	(1.01%)	(0.76%)	(0.81%)
Total expenses[d]	1.79%	1.72%	1.73%	1.70%	1.70%	1.72%
Portfolio turnover rate	18%	580%	1,315%	971%	830%	472%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Five Below, Inc.	0.1%
Etsy, Inc.	0.1%
LivaNova plc	0.1%
Integrated Device Technology, Inc.	0.1%
Haemonetics Corp.	0.1%
Teladoc Health, Inc.	0.1%
Ligand Pharmaceuticals, Inc. — Class B	0.1%
HubSpot, Inc.	0.1%
Primerica, Inc.	0.1%
HealthEquity, Inc.	0.1%
Top Ten Total	1.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	10.60%	13.23%	9.15%	9.29%
A-Class Shares with sales charge‡	5.34%	7.85%	8.10%	8.76%
C-Class Shares	10.19%	12.41%	8.33%	8.42%
C-Class Shares with CDSC§	9.19%	11.41%	8.33%	8.42%
H-Class Shares	10.60%	13.26%	9.15%	9.27%
Russell 2000 Index	11.61%	15.24%	14.75%	14.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 45.4%

Financial - 11.0%
Primerica, Inc.	726	$87,519
MGIC Investment Corp.*	6,087	81,018
Radian Group, Inc.	3,686	76,190
IBERIABANK Corp.	934	75,981
Gramercy Property Trust REIT	2,736	75,076
Essent Group Ltd.*	1,639	72,526
Kemper Corp.	900	72,405
Sabra Health Care REIT, Inc.	3,036	70,192
Hancock Whitney Corp.	1,452	69,043
First Industrial Realty Trust, Inc. REIT	2,126	66,756
Ryman Hospitality Properties, Inc. REIT	763	65,748
First Financial Bankshares, Inc.[1]	1,109	65,542
LaSalle Hotel Properties REIT	1,891	65,410
RLJ Lodging Trust REIT	2,967	65,363
MB Financial, Inc.	1,417	65,338
Chemical Financial Corp.	1,217	64,988
Cousins Properties, Inc. REIT	7,175	63,786
Blackstone Mortgage Trust, Inc. — Class A REIT	1,881	63,032
Sunstone Hotel Investors, Inc. REIT	3,848	62,953
Selective Insurance Group, Inc.	990	62,865
United Bankshares, Inc.	1,727	62,776
Glacier Bancorp, Inc.	1,449	62,437
Valley National Bancorp	5,506	61,943
Healthcare Realty Trust, Inc. REIT	2,116	61,914
Stifel Financial Corp.	1,184	60,692
CNO Financial Group, Inc.	2,852	60,519
Home BancShares, Inc.	2,719	59,546
EastGroup Properties, Inc. REIT	587	56,129
Ellie Mae, Inc.*	583	55,251
UMB Financial Corp.	774	54,877
Cathay General Bancorp	1,320	54,701
American Equity Investment Life Holding Co.	1,528	54,030
BancorpSouth Bank	1,632	53,366
RLI Corp.	669	52,570
Physicians Realty Trust REIT	3,117	52,553
Investors Bancorp, Inc.	4,270	52,393
Community Bank System, Inc.	857	52,337
GEO Group, Inc. REIT	2,072	52,132
National Health Investors, Inc. REIT	687	51,930
South State Corp.	624	51,168
Old National Bancorp	2,579	49,775
CoreCivic, Inc. REIT	2,027	49,317
Fulton Financial Corp.	2,940	48,951
Rexford Industrial Realty, Inc. REIT	1,527	48,803
STAG Industrial, Inc. REIT	1,769	48,648
First Financial Bancorp	1,629	48,381
Columbia Banking System, Inc.	1,247	48,346
Bank of NT Butterfield & Son Ltd.	932	48,334
First Midwest Bancorp, Inc.	1,747	46,453
Washington Federal, Inc.	1,440	46,080
Kennedy-Wilson Holdings, Inc.	2,138	45,967
Simmons First National Corp. — Class A	1,544	45,471
CenterState Bank Corp.	1,564	43,856
Xenia Hotels & Resorts, Inc. REIT	1,835	43,489
PS Business Parks, Inc. REIT	340	43,211
Union Bankshares Corp.	1,117	43,038
PotlatchDeltic Corp. REIT	1,050	42,998
Enstar Group Ltd.*	205	42,742
Great Western Bancorp, Inc.	1,011	42,654
ProAssurance Corp.	906	42,537
International Bancshares Corp.	944	42,480
Pebblebrook Hotel Trust REIT[1]	1,160	42,189
CVB Financial Corp.	1,883	42,029
Piedmont Office Realty Trust, Inc. — Class A REIT	2,187	41,400
Washington Real Estate Investment Trust	1,345	41,224
Urban Edge Properties REIT	1,867	41,223
Moelis & Co. — Class A	750	41,100
Federated Investors, Inc. — Class B	1,653	39,870
DiamondRock Hospitality Co. REIT	3,414	39,841
Apollo Commercial Real Estate Finance, Inc. REIT	2,104	39,702
WesBanco, Inc.	890	39,676
Trustmark Corp.	1,148	38,630
Acadia Realty Trust REIT	1,375	38,541
Independent Bank Corp.	464	38,326
First Merchants Corp.	843	37,927
United Community Banks, Inc.	1,338	37,317
QTS Realty Trust, Inc. — Class A REIT	869	37,080
Americold Realty Trust REIT	1,452	36,329
Genworth Financial, Inc. — Class A*	8,603	35,877
Tanger Factory Outlet Centers, Inc. REIT	1,568	35,876
Terreno Realty Corp. REIT	938	35,363
Retail Opportunity Investments Corp. REIT	1,894	35,361
Argo Group International Holdings Ltd.	552	34,804
Axos Financial, Inc.*	1,010	34,734
TowneBank	1,124	34,675
LegacyTexas Financial Group, Inc.	811	34,549
FCB Financial Holdings, Inc. — Class A*	723	34,270
Banner Corp.	547	34,007
Hope Bancorp, Inc.	2,095	33,876
Renasant Corp.	822	33,875
First BanCorp*	3,646	33,179
Mack-Cali Realty Corp. REIT	1,544	32,825
Chesapeake Lodging Trust REIT	1,012	32,455
Blucora, Inc.*	801	32,240
Cadence BanCorp	1,217	31,788
Horace Mann Educators Corp.	702	31,520
Colony Credit Real Estate, Inc. REIT	1,433	31,512
ServisFirst Bancshares, Inc.	794	31,085
Ameris Bancorp	680	31,076
Lexington Realty Trust REIT	3,675	30,502
LendingTree, Inc.*,1	132	30,373
Invesco Mortgage Capital, Inc. REIT	1,917	30,327
LTC Properties, Inc. REIT	671	29,598
Four Corners Property Trust, Inc. REIT	1,140	29,287
Heartland Financial USA, Inc.	501	29,083
WageWorks, Inc.*	677	28,942

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Pacific Premier Bancorp, Inc.*	778	$28,942
Waddell & Reed Financial, Inc. — Class A	1,365	28,911
Berkshire Hills Bancorp, Inc.	695	28,286
Northwest Bancshares, Inc.	1,632	28,266
National General Holdings Corp.	1,052	28,236
Capitol Federal Financial, Inc.	2,199	28,015
NBT Bancorp, Inc.	727	27,902
Eagle Bancorp, Inc.*	544	27,526
First Commonwealth Financial Corp.	1,703	27,486
AmTrust Financial Services, Inc.	1,889	27,428
PRA Group, Inc.*	761	27,396
Agree Realty Corp. REIT	515	27,357
HFF, Inc. — Class A	641	27,230
Artisan Partners Asset Management, Inc. — Class A	819	26,536
Westamerica Bancorporation	440	26,470
Alexander & Baldwin, Inc. REIT	1,165	26,434
Universal Insurance Holdings, Inc.	540	26,217
Seritage Growth Properties REIT[1]	551	26,167
Provident Financial Services, Inc.	1,058	25,974
S&T Bancorp, Inc.	587	25,452
Houlihan Lokey, Inc.	562	25,251
Hilltop Holdings, Inc.	1,247	25,152
First Interstate BancSystem, Inc. — Class A	561	25,133
Ladder Capital Corp. — Class A REIT	1,483	25,122
Walker & Dunlop, Inc.	472	24,959
Employers Holdings, Inc.	549	24,870
American Assets Trust, Inc. REIT	657	24,500
Navigators Group, Inc.	353	24,392
WSFS Financial Corp.	514	24,235
National Storage Affiliates Trust REIT	952	24,219
Park National Corp.	229	24,173
Global Net Lease, Inc. REIT	1,156	24,103
NMI Holdings, Inc. — Class A*	1,062	24,054
Independent Bank Group, Inc.	361	23,934
Summit Hotel Properties, Inc. REIT	1,762	23,840
Select Income REIT	1,078	23,651
Redfin Corp.*,1	1,263	23,618
Kite Realty Group Trust REIT	1,411	23,493
Washington Prime Group, Inc. REIT	3,189	23,280
Sandy Spring Bancorp, Inc.	591	23,232
First Busey Corp.	746	23,163
Kearny Financial Corp.	1,656	22,936
Seacoast Banking Corporation of Florida*	784	22,893
CareTrust REIT, Inc.	1,289	22,828
Brookline Bancorp, Inc.	1,347	22,495
Safety Insurance Group, Inc.	250	22,400
McGrath RentCorp	411	22,387
OceanFirst Financial Corp.	810	22,048
Monmouth Real Estate Investment Corp. REIT	1,300	21,736
FGL Holdings*	2,419	21,650
Kinsale Capital Group, Inc.	333	21,265
LendingClub Corp.*	5,393	20,925
Redwood Trust, Inc. REIT	1,279	20,771
PennyMac Mortgage Investment Trust REIT	1,022	20,685
Aircastle Ltd.	940	20,595
Enterprise Financial Services Corp.	388	20,583
Tompkins Financial Corp.	251	20,379
First Bancorp	499	20,214
Heritage Financial Corp.	575	20,211
AMERISAFE, Inc.	326	20,196
Southside Bancshares, Inc.	567	19,732
Easterly Government Properties, Inc. REIT	1,018	19,719
Beneficial Bancorp, Inc.	1,164	19,671
City Holding Co.	256	19,661
Tier REIT, Inc.	813	19,593
State Bank Financial Corp.	644	19,436
Boston Private Financial Holdings, Inc.	1,421	19,397
Lakeland Financial Corp.	416	19,336
Piper Jaffray Cos.	250	19,087
Government Properties Income Trust REIT[1]	1,683	19,001
James River Group Holdings Ltd.	443	18,881
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	868	18,636
National Bank Holdings Corp. — Class A	491	18,486
BancFirst Corp.	308	18,465
Ramco-Gershenson Properties Trust REIT	1,353	18,401
United Fire Group, Inc.	358	18,176
Nelnet, Inc. — Class A	317	18,123
Stewart Information Services Corp.	399	17,959
Third Point Reinsurance Ltd.*	1,377	17,901
PJT Partners, Inc. — Class A	340	17,799
BrightSphere Investment Group plc	1,393	17,273
WisdomTree Investments, Inc.	1,994	16,909
TriCo Bancshares	434	16,761
Enova International, Inc.*	568	16,358
Universal Health Realty Income Trust REIT	219	16,296
MBIA, Inc.*	1,510	16,142
Chatham Lodging Trust REIT	771	16,106
InfraREIT, Inc.	754	15,947
Bryn Mawr Bank Corp.	340	15,946
ARMOUR Residential REIT, Inc.	710	15,939
Encore Capital Group, Inc.*,1	444	15,917
Flagstar Bancorp, Inc.*	504	15,861
Ambac Financial Group, Inc.*	771	15,744
Getty Realty Corp. REIT	551	15,737
Independence Realty Trust, Inc. REIT	1,487	15,658
Triumph Bancorp, Inc.*	409	15,624
Cohen & Steers, Inc.	381	15,472
Focus Financial Partners, Inc. — Class A*	317	15,045
CoBiz Financial, Inc.	661	14,635
Trupanion, Inc.*,1	409	14,613
United Financial Bancorp, Inc.	865	14,558
New York Mortgage Trust, Inc. REIT	2,338	14,215
Washington Trust Bancorp, Inc.	257	14,212
Franklin Street Properties Corp. REIT	1,776	14,190
Columbia Financial, Inc.*	848	14,162
Granite Point Mortgage Trust, Inc. REIT	732	14,113
1st Source Corp.	268	14,102
Meridian Bancorp, Inc.	820	13,940
Banc of California, Inc.	734	13,872

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Preferred Bank/Los Angeles CA	237	$13,864
Lakeland Bancorp, Inc.	768	13,862
Hersha Hospitality Trust REIT	607	13,761
TrustCo Bank Corp. NY	1,597	13,574
Hanmi Financial Corp.	544	13,546
CorePoint Lodging, Inc. REIT	694	13,498
RE/MAX Holdings, Inc. — Class A	304	13,482
Virtus Investment Partners, Inc.	118	13,423
Stock Yards Bancorp, Inc.	368	13,358
Cass Information Systems, Inc.	204	13,284
Meta Financial Group, Inc.	159	13,141
Univest Corporation of Pennsylvania	492	13,013
Cushman & Wakefield plc*	764	12,980
Guaranty Bancorp	437	12,979
Central Pacific Financial Corp.	490	12,951
FBL Financial Group, Inc. — Class A	169	12,717
International. FCStone, Inc.*	262	12,660
German American Bancorp, Inc.	358	12,630
Carolina Financial Corp.	334	12,598
Arbor Realty Trust, Inc. REIT	1,094	12,559
Horizon Bancorp, Inc.	632	12,482
National Western Life Group, Inc. — Class A	39	12,449
Capstead Mortgage Corp. REIT	1,570	12,419
iStar, Inc. REIT	1,110	12,399
National Commerce Corp.*	300	12,390
Alexander’s, Inc. REIT	36	12,359
Community Trust Bancorp, Inc.	264	12,236
ConnectOne Bancorp, Inc.	515	12,231
Investors Real Estate Trust REIT	2,043	12,217
Health Insurance Innovations, Inc. — Class A*,1	198	12,207
Investment Technology Group, Inc.	555	12,021
World Acceptance Corp.*	105	12,008
OFG Bancorp	738	11,919
Northfield Bancorp, Inc.	741	11,797
Customers Bancorp, Inc.*	500	11,765
Preferred Apartment Communities, Inc. — Class A REIT	668	11,743
Live Oak Bancshares, Inc.	434	11,631
Armada Hoffler Properties, Inc. REIT	768	11,604
Midland States Bancorp, Inc.	360	11,556
CBL & Associates Properties, Inc. REIT[1]	2,889	11,527
Marcus & Millichap, Inc.*	332	11,524
Camden National Corp.	263	11,425
Flushing Financial Corp.	468	11,419
NorthStar Realty Europe Corp. REIT	799	11,314
CBTX, Inc.	318	11,302
HomeStreet, Inc.*	425	11,262
Hamilton Lane, Inc. — Class A	254	11,247
Veritex Holdings, Inc.*	396	11,191
RMR Group, Inc. — Class A	120	11,136
Saul Centers, Inc. REIT	198	11,088
Pennsylvania Real Estate Investment Trust	1,172	11,087
Federal Agricultural Mortgage Corp. — Class C	153	11,044
Banco Latinoamericano de Comercio Exterior S.A. — Class E	552	10,920
FB Financial Corp.	275	10,775
TPG RE Finance Trust, Inc. REIT	536	10,731
Urstadt Biddle Properties, Inc. — Class A REIT	504	10,730
Oritani Financial Corp.	685	10,652
Peoples Bancorp, Inc.	302	10,579
TriState Capital Holdings, Inc.*	381	10,516
Origin Bancorp, Inc.	278	10,467
Great Southern Bancorp, Inc.	188	10,406
First Defiance Financial Corp.	340	10,237
First Financial Corp.	203	10,191
Heritage Commerce Corp.	681	10,161
Dime Community Bancshares, Inc.	554	9,889
Bank of Marin Bancorp	116	9,732
Greenhill & Company, Inc.	368	9,697
Peapack Gladstone Financial Corp.	313	9,669
CatchMark Timber Trust, Inc. — Class A REIT	838	9,578
Blue Hills Bancorp, Inc.	391	9,423
First Community Bancshares, Inc.	278	9,419
Bridge Bancorp, Inc.	283	9,396
NexPoint Residential Trust, Inc. REIT	281	9,329
Fidelity Southern Corp.	374	9,268
Diamond Hill Investment Group, Inc.	56	9,262
Ashford Hospitality Trust, Inc. REIT	1,447	9,246
Mercantile Bank Corp.	277	9,243
Opus Bank	336	9,206
Community Healthcare Trust, Inc. REIT	297	9,201
Gladstone Commercial Corp. REIT	479	9,173
First of Long Island Corp.	419	9,113
Front Yard Residential Corp. REIT	839	9,103
QCR Holdings, Inc.	222	9,069
eHealth, Inc.*	320	9,043
Whitestone REIT — Class B	651	9,036
Equity Bancshares, Inc. — Class A*	228	8,951
First Foundation, Inc.*	570	8,903
People’s Utah Bancorp	262	8,895
Independent Bank Corp.	375	8,869
HomeTrust Bancshares, Inc.*	299	8,716
UMH Properties, Inc. REIT	557	8,711
AG Mortgage Investment Trust, Inc. REIT	479	8,708
State Auto Financial Corp.	285	8,704
Franklin Financial Network, Inc.*	218	8,524
Essential Properties Realty Trust, Inc. REIT	599	8,500
Old Line Bancshares, Inc.	267	8,448
Spirit MTA REIT	733	8,444
Green Bancorp, Inc.	382	8,442
Allegiance Bancshares, Inc.*	201	8,382
First Bancshares, Inc.	211	8,240
Bancorp, Inc.*	859	8,238
Financial Institutions, Inc.	262	8,227
First Mid-Illinois Bancshares, Inc.	203	8,187
United Community Financial Corp.	827	7,997
Ocwen Financial Corp.*	2,005	7,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Industrial Logistics Properties Trust REIT[1]	343	$7,892
United Insurance Holdings Corp.	350	7,833
Cowen, Inc. — Class A*	477	7,775
B. Riley Financial, Inc.	343	7,769
Nicolet Bankshares, Inc.*	142	7,740
Anworth Mortgage Asset Corp. REIT	1,659	7,681
Arrow Financial Corp.	207	7,660
Old Second Bancorp, Inc.	495	7,648
City Office REIT, Inc.	605	7,635
CorEnergy Infrastructure Trust, Inc. REIT	202	7,591
Republic Bancorp, Inc. — Class A	164	7,560
FRP Holdings, Inc.*	121	7,514
New Senior Investment Group, Inc. REIT	1,273	7,511
Bar Harbor Bankshares	260	7,467
Waterstone Financial, Inc.	434	7,443
Westwood Holdings Group, Inc.	141	7,295
Atlantic Capital Bancshares, Inc.*	435	7,286
WMIH Corp.*	5,234	7,275
CNB Financial Corp.	248	7,157
First Connecticut Bancorp, Inc.	241	7,122
Citizens, Inc.*	844	7,090
One Liberty Properties, Inc. REIT	255	7,084
PennyMac Financial Services, Inc. — Class A	338	7,064
Access National Corp.	260	7,049
Cedar Realty Trust, Inc. REIT	1,506	7,018
Merchants Bancorp	275	6,991
Sierra Bancorp	240	6,936
Western Asset Mortgage Capital Corp. REIT	688	6,894
Farmers National Banc Corp.	432	6,610
Orchid Island Capital, Inc. REIT	911	6,605
On Deck Capital, Inc.*	870	6,586
Farmers & Merchants Bancorp Incorporated/Archbold OH	152	6,474
Ares Commercial Real Estate Corp. REIT	456	6,370
West Bancorporation, Inc.	271	6,369
MidWestOne Financial Group, Inc.	190	6,329
Greenlight Capital Re Ltd. — Class A*	509	6,312
Byline Bancorp, Inc.*	278	6,311
Drive Shack, Inc.*	1,031	6,145
PHH Corp.*	555	6,099
Curo Group Holdings Corp.*	197	5,955
Dynex Capital, Inc. REIT	926	5,908
Braemar Hotels & Resorts, Inc. REIT	499	5,873
Home Bancorp, Inc.	133	5,783
PCSB Financial Corp.	282	5,736
RBB Bancorp	233	5,708
Exantas Capital Corp. REIT	517	5,677
Cambridge Bancorp	63	5,669
Enterprise Bancorp, Inc.	164	5,640
Goosehead Insurance, Inc. — Class A*	166	5,622
American National Bankshares, Inc.	141	5,499
KKR Real Estate Finance Trust, Inc. REIT	272	5,486
Altisource Portfolio Solutions S.A.*,1	170	5,479
HCI Group, Inc.	125	5,469
Southern National Bancorp of Virginia, Inc.	333	5,395
Global Indemnity Ltd	143	5,391
Republic First Bancorp, Inc.*	750	5,363
Innovative Industrial Properties, Inc. REIT[1]	109	5,258
Citizens & Northern Corp.	201	5,256
National Bankshares, Inc.	115	5,227
Oppenheimer Holdings, Inc. — Class A	165	5,214
Macatawa Bank Corp.	444	5,199
Heritage Insurance Holdings, Inc.	342	5,068
First Bancorp, Inc.	173	5,012
Ready Capital Corp. REIT*	301	5,012
FedNat Holding Co.	196	4,994
Peoples Financial Services Corp.	117	4,961
Western New England Bancorp, Inc.	459	4,957
Hingham Institution for Savings	22	4,836
Northrim BanCorp, Inc.	115	4,778
MedEquities Realty Trust, Inc. REIT	487	4,734
HarborOne Bancorp, Inc.*	247	4,723
Ladenburg Thalmann Financial Services, Inc.	1,736	4,687
BSB Bancorp, Inc.*	143	4,662
Baycom Corp.*	174	4,642
Codorus Valley Bancorp, Inc.	148	4,624
Southern First Bancshares, Inc.*	117	4,598
Regional Management Corp.*	159	4,584
SmartFinancial, Inc.*	194	4,569
Metropolitan Bank Holding Corp.*	111	4,564
Capital City Bank Group, Inc.	195	4,551
Southern Missouri Bancorp, Inc.	121	4,510
Jernigan Capital, Inc. REIT	230	4,437
Newmark Group, Inc. — Class A	396	4,431
Reliant Bancorp, Inc.	172	4,398
Arlington Asset Investment Corp. — Class A	470	4,390
ACNB Corp.	117	4,352
Summit Financial Group, Inc.	187	4,340
Business First Bancshares, Inc.	162	4,301
Marlin Business Services Corp.	148	4,270
Central Valley Community Bancorp	197	4,257
First Internet Bancorp	138	4,202
Consolidated-Tomoka Land Co.	66	4,110
Civista Bancshares, Inc.	170	4,095
Investar Holding Corp.	152	4,081
Investors Title Co.	24	4,030
Bluerock Residential Growth REIT, Inc.	407	3,989
Ames National Corp.	146	3,978
Guaranty Bancshares, Inc.	131	3,960
Territorial Bancorp, Inc.	133	3,930
Howard Bancorp, Inc.*	222	3,929
Cherry Hill Mortgage Investment Corp. REIT	217	3,928
MidSouth Bancorp, Inc.	254	3,912
EMC Insurance Group, Inc.	158	3,906
Pacific City Financial Corp.	199	3,849
Norwood Financial Corp.	98	3,838
Forestar Group, Inc.*	180	3,816
Shore Bancshares, Inc.	214	3,813

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

BankFinancial Corp.	235	$3,746
Protective Insurance Corp. — Class B	163	3,741
Great Ajax Corp. REIT	274	3,729
Premier Financial Bancorp, Inc.	201	3,716
Evans Bancorp, Inc.	79	3,709
MutualFirst Financial, Inc.	100	3,685
First Bank/Hamilton NJ	278	3,656
Farmland Partners, Inc. REIT	540	3,618
Century Bancorp, Inc. — Class A	49	3,540
Union Bankshares, Inc.	66	3,508
Timberland Bancorp, Inc.	111	3,468
MBT Financial Corp.	305	3,446
Clipper Realty, Inc. REIT	254	3,437
Penns Woods Bancorp, Inc.	78	3,389
C&F Financial Corp.	57	3,349
Maiden Holdings Ltd.	1,162	3,312
Fidelity D&D Bancorp, Inc.	48	3,311
Sterling Bancorp, Inc.	292	3,303
Bankwell Financial Group, Inc.	105	3,293
First Business Financial Services, Inc.	141	3,268
Bank of Commerce Holdings	264	3,221
Community Bankers Trust Corp.*	366	3,221
Riverview Bancorp, Inc.	362	3,200
BCB Bancorp, Inc.	231	3,199
Amalgamated Bank — Class A*	165	3,183
Tiptree, Inc. — Class A	477	3,124
Safeguard Scientifics, Inc.*	329	3,076
SB One Bancorp	122	3,074
Stratus Properties, Inc.*	100	3,060
Entegra Financial Corp.*	115	3,053
Global Medical REIT, Inc.	323	3,043
GAIN Capital Holdings, Inc.[1]	467	3,036
Unity Bancorp, Inc.	132	3,023
Orrstown Financial Services, Inc.	127	3,023
FS Bancorp, Inc.	54	3,009
Kingstone Companies, Inc.	158	3,002
Bank of Princeton*	98	2,993
First Community Corp.	122	2,952
Pzena Investment Management, Inc. — Class A	302	2,881
LCNB Corp.	153	2,853
Independence Holding Co.	79	2,836
NI Holdings, Inc.*	165	2,783
Community Financial Corp.	83	2,775
Elevate Credit, Inc.*	343	2,765
Gladstone Land Corp. REIT	222	2,739
Northeast Bancorp	126	2,734
First Choice Bancorp	100	2,709
SI Financial Group, Inc.	192	2,688
Parke Bancorp, Inc.	118	2,649
Luther Burbank Corp.	243	2,644
ESSA Bancorp, Inc.	162	2,634
Prudential Bancorp, Inc.	151	2,614
1st Constitution Bancorp	125	2,588
Malvern Bancorp, Inc.*	108	2,587
MVB Financial Corp.	143	2,577
Ohio Valley Banc Corp.	70	2,566
Esquire Financial Holdings, Inc.*	102	2,546
Safety Income & Growth, Inc. REIT	135	2,529
First Northwest Bancorp*	163	2,510
United Security Bancshares	223	2,475
Pacific Mercantile Bancorp*	264	2,468
OP Bancorp*	212	2,459
Middlefield Banc Corp.	52	2,449
Hallmark Financial Services, Inc.*	222	2,442
CB Financial Services, Inc.	79	2,437
Select Bancorp, Inc.*	192	2,381
Chemung Financial Corp.	56	2,376
Mid Penn Bancorp, Inc.	80	2,332
Oak Valley Bancorp	118	2,319
First Financial Northwest, Inc.	139	2,303
Peoples Bancorp of North Carolina, Inc.	79	2,278
PDL Community Bancorp*	150	2,266
Donegal Group, Inc. — Class A	159	2,259
Capstar Financial Holdings, Inc.	132	2,204
First United Corp.	117	2,200
County Bancorp, Inc.	87	2,184
Provident Bancorp, Inc.*	74	2,142
First Savings Financial Group, Inc.	31	2,117
First Guaranty Bancshares, Inc.	81	2,081
Silvercrest Asset Management Group, Inc. — Class A	142	1,967
Associated Capital Group, Inc. — Class A	45	1,915
Siebert Financial Corp.*,1	126	1,846
Crawford & Co. — Class B	199	1,833
Trinity Place Holdings, Inc.*	299	1,821
GAMCO Investors, Inc. — Class A	73	1,710
BRT Apartments Corp. REIT	141	1,698
Greene County Bancorp, Inc.	52	1,669
Auburn National Bancorporation, Inc.	40	1,533
Maui Land & Pineapple Company, Inc.*	116	1,485
Impac Mortgage Holdings, Inc.*	167	1,251
Bridgewater Bancshares, Inc.*	84	1,094
Ashford, Inc.*	13	986
Transcontinental Realty Investors, Inc.*	29	925
Spirit of Texas Bancshares, Inc.*	36	777
Level One Bancorp, Inc.	24	667
American Realty Investors, Inc.*	35	592
Griffin Industrial Realty, Inc.	12	468
Oconee Federal Financial Corp.	16	431
Total Financial		9,332,291

Consumer, Non-cyclical - 10.1%
LivaNova plc*	831	103,019
Haemonetics Corp.*	874	100,143
Teladoc Health, Inc.*	1,142	98,612
Ligand Pharmaceuticals, Inc. — Class B*	357	97,993
HealthEquity, Inc.*	924	87,235
FibroGen, Inc.*	1,275	77,456
Loxo Oncology, Inc.*	453	77,386
Insperity, Inc.	654	77,139
Inogen, Inc.*	301	73,480
Green Dot Corp. — Class A*	814	72,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Globus Medical, Inc. — Class A*	1,222	$69,361
ASGN, Inc.*	865	68,274
Endo International plc*	3,822	64,324
Novocure Ltd.*	1,225	64,190
Aaron’s, Inc.	1,165	63,446
NuVasive, Inc.*	877	62,249
Wright Medical Group N.V.*	2,119	61,493
Neogen Corp.*	858	61,373
Ultragenyx Pharmaceutical, Inc.*	802	61,225
Brink’s Co.	858	59,846
Helen of Troy Ltd.*	457	59,821
Performance Food Group Co.*	1,738	57,875
Amedisys, Inc.*	450	56,232
Horizon Pharma plc*	2,820	55,216
Merit Medical Systems, Inc.*	897	55,121
Blueprint Medicines Corp.*	705	55,032
Avanos Medical, Inc.*	800	54,800
Darling Ingredients, Inc.*	2,797	54,038
Syneos Health, Inc.*	1,043	53,767
Array BioPharma, Inc.*	3,478	52,866
Chegg, Inc.*	1,816	51,629
Myriad Genetics, Inc.*	1,119	51,474
Cimpress N.V.*	376	51,365
Healthcare Services Group, Inc.[1]	1,264	51,344
LHC Group, Inc.*	496	51,083
Emergent BioSolutions, Inc.*	759	49,965
Immunomedics, Inc.*	2,390	49,784
Adtalem Global Education, Inc.*	1,021	49,212
Strategic Education, Inc.	357	48,920
Lancaster Colony Corp.	322	48,046
Korn/Ferry International	964	47,467
Weight Watchers International, Inc.*	658	47,369
Intercept Pharmaceuticals, Inc.*	374	47,259
FTI Consulting, Inc.*	641	46,915
Deluxe Corp.	815	46,406
HMS Holdings Corp.*	1,414	46,393
Medifast, Inc.	199	44,088
AMN Healthcare Services, Inc.*	805	44,034
Integer Holdings Corp.*	530	43,963
Ironwood Pharmaceuticals, Inc. — Class A*	2,362	43,603
Edgewell Personal Care Co.*,1	919	42,485
Supernus Pharmaceuticals, Inc.*	835	42,042
TriNet Group, Inc.*	744	41,902
Mallinckrodt plc*	1,404	41,151
Boston Beer Company, Inc. — Class A*	143	41,113
Tenet Healthcare Corp.*	1,428	40,641
REGENXBIO, Inc.*	533	40,241
WD-40 Co.	233	40,099
Paylocity Holding Corp.*	494	39,678
Amicus Therapeutics, Inc.*	3,229	39,039
Arena Pharmaceuticals, Inc.*	847	38,979
LifePoint Health, Inc.*	605	38,962
Halozyme Therapeutics, Inc.*	2,129	38,684
J&J Snack Foods Corp.	256	38,628
Cambrex Corp.*	561	38,372
iRhythm Technologies, Inc.*	405	38,337
Monro, Inc.	543	37,793
Acceleron Pharma, Inc.*	660	37,772
Avis Budget Group, Inc.*	1,169	37,572
Aerie Pharmaceuticals, Inc.*	607	37,361
MyoKardia, Inc.*	572	37,294
Repligen Corp.*	667	36,992
Tandem Diabetes Care, Inc.*	858	36,757
Heron Therapeutics, Inc.*	1,159	36,682
Glaukos Corp.*	563	36,539
Quidel Corp.*	559	36,430
ABM Industries, Inc.	1,129	36,410
PTC Therapeutics, Inc.*	772	36,284
Travelport Worldwide Ltd.	2,140	36,102
Sanderson Farms, Inc.	348	35,973
BioTelemetry, Inc.*	554	35,705
Medicines Co.*,1	1,173	35,084
Zogenix, Inc.*	705	34,968
ACADIA Pharmaceuticals, Inc.*	1,679	34,856
Prestige Consumer Healthcare, Inc.*	909	34,442
Momenta Pharmaceuticals, Inc.*	1,309	34,427
Patterson Companies, Inc.	1,399	34,206
CONMED Corp.	430	34,065
Select Medical Holdings Corp.*	1,850	34,040
STAAR Surgical Co.*	709	34,032
Pacira Pharmaceuticals, Inc.*	680	33,422
Amneal Pharmaceuticals, Inc.*	1,483	32,908
Global Blood Therapeutics, Inc.*	852	32,376
Ensign Group, Inc.	841	31,891
AnaptysBio, Inc.*	316	31,527
Brookdale Senior Living, Inc. — Class A*	3,190	31,358
Sotheby’s*	636	31,285
NxStage Medical, Inc.*	1,120	31,237
B&G Foods, Inc.[1]	1,121	30,771
Xencor, Inc.*	788	30,708
Magellan Health, Inc.*	420	30,261
Portola Pharmaceuticals, Inc.*,1	1,110	29,559
Sangamo Therapeutics, Inc.*	1,730	29,323
Spark Therapeutics, Inc.*	537	29,293
Atara Biotherapeutics, Inc.*	693	28,656
Arrowhead Pharmaceuticals, Inc.*	1,485	28,467
Spectrum Pharmaceuticals, Inc.*	1,689	28,375
Nevro Corp.*	496	28,272
Universal Corp.	421	27,365
Matthews International Corp. — Class A	532	26,680
Insmed, Inc.*	1,306	26,407
Calavo Growers, Inc.[1]	271	26,179
USANA Health Sciences, Inc.*	215	25,918
United Natural Foods, Inc.*	860	25,757
Cal-Maine Foods, Inc.	532	25,696
Reata Pharmaceuticals, Inc. — Class A*	314	25,673
US Physical Therapy, Inc.	212	25,143
EVERTEC, Inc.	1,040	25,064
Madrigal Pharmaceuticals, Inc.*	117	25,053
Editas Medicine, Inc.*	778	24,756
Genomic Health, Inc.*	352	24,717

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Enanta Pharmaceuticals, Inc.*	285	$24,356
Vector Group Ltd.	1,747	24,076
Theravance Biopharma, Inc.*	731	23,882
Clovis Oncology, Inc.*	812	23,848
National Beverage Corp.*	201	23,441
Corcept Therapeutics, Inc.*	1,666	23,357
ICF International, Inc.	309	23,314
ImmunoGen, Inc.*	2,415	22,870
Puma Biotechnology, Inc.*	496	22,742
Central Garden & Pet Co. — Class A*	681	22,569
Medpace Holdings, Inc.*	366	21,927
Tivity Health, Inc.*	682	21,926
Laureate Education, Inc. — Class A*,1	1,406	21,709
Cardiovascular Systems, Inc.*	554	21,684
Audentes Therapeutics, Inc.*	546	21,616
Cardtronics plc — Class A*	677	21,420
Luminex Corp.	706	21,399
CryoLife, Inc.*	607	21,366
Tactile Systems Technology, Inc.*	296	21,031
SUPERVALU, Inc.*	650	20,943
Herc Holdings, Inc.*	409	20,941
AxoGen, Inc.*	568	20,931
CBIZ, Inc.*	880	20,856
Akorn, Inc.*	1,593	20,677
Viad Corp.	347	20,560
ACCO Brands Corp.	1,811	20,464
Intrexon Corp.*	1,185	20,406
Aimmune Therapeutics, Inc.*	739	20,160
Vanda Pharmaceuticals, Inc.*	876	20,104
Simply Good Foods Co.*	1,029	20,014
AtriCure, Inc.*	570	19,967
Endocyte, Inc.*	1,109	19,696
Retrophin, Inc.*	682	19,594
Natus Medical, Inc.*	549	19,572
K2M Group Holdings, Inc.*	701	19,186
Inter Parfums, Inc.	297	19,141
Omeros Corp.*	782	19,089
OPKO Health, Inc.*	5,486	18,982
TherapeuticsMD, Inc.*,1	2,866	18,801
Diplomat Pharmacy, Inc.*	968	18,789
Varex Imaging Corp.*	651	18,658
Hostess Brands, Inc.*	1,684	18,642
NutriSystem, Inc.	503	18,636
Huron Consulting Group, Inc.*	377	18,624
Invitae Corp.*	1,089	18,219
TrueBlue, Inc.*	699	18,209
G1 Therapeutics, Inc.*	347	18,145
Innoviva, Inc.*	1,176	17,922
MGP Ingredients, Inc.[1]	226	17,849
R1 RCM, Inc.*	1,755	17,831
Navigant Consulting, Inc.	765	17,641
Fresh Del Monte Produce, Inc.	519	17,589
Biohaven Pharmaceutical Holding Company Ltd.*	466	17,498
Andersons, Inc.	464	17,470
Esperion Therapeutics, Inc.*,1	390	17,304
Career Education Corp.*	1,158	17,289
Orthofix Medical, Inc.*	298	17,227
Owens & Minor, Inc.[1]	1,040	17,181
Atrion Corp.	24	16,675
Denali Therapeutics, Inc.*	766	16,653
Intra-Cellular Therapies, Inc.*	764	16,579
Alder Biopharmaceuticals, Inc.*	994	16,550
Surmodics, Inc.*	221	16,498
Intellia Therapeutics, Inc.*	567	16,227
Cerus Corp.*	2,209	15,927
CareDx, Inc.*	551	15,896
OraSure Technologies, Inc.*	1,024	15,821
Iovance Biotherapeutics, Inc.*	1,402	15,772
National Healthcare Corp.	207	15,602
TransEnterix, Inc.*,1	2,688	15,590
Hertz Global Holdings, Inc.*	935	15,269
Viking Therapeutics, Inc.*	872	15,190
WaVe Life Sciences Ltd.*	301	15,050
Kforce, Inc.	393	14,777
NeoGenomics, Inc.*	954	14,644
Acorda Therapeutics, Inc.*	743	14,600
Phibro Animal Health Corp. — Class A	340	14,586
Coca-Cola Bottling Company Consolidated	80	14,582
Mirati Therapeutics, Inc.*	309	14,554
Intersect ENT, Inc.*	505	14,519
MacroGenics, Inc.*	669	14,343
SP Plus Corp.*	386	14,089
Karyopharm Therapeutics, Inc.*	827	14,084
Revance Therapeutics, Inc.*	560	13,916
Fate Therapeutics, Inc.*	848	13,814
AngioDynamics, Inc.*	621	13,501
Chefs’ Warehouse, Inc.*	371	13,486
Coherus Biosciences, Inc.*	799	13,184
Dynavax Technologies Corp.*	1,063	13,181
Assembly Biosciences, Inc.*	354	13,148
Cara Therapeutics, Inc.*	548	13,125
Providence Service Corp.*	193	12,985
Kelly Services, Inc. — Class A	534	12,832
Heska Corp.*	113	12,804
BioCryst Pharmaceuticals, Inc.*	1,678	12,803
Eagle Pharmaceuticals, Inc.*	178	12,341
Radius Health, Inc.*	690	12,282
Novavax, Inc.*	6,502	12,224
SpartanNash Co.	607	12,176
CytomX Therapeutics, Inc.*	658	12,173
Natera, Inc.*	502	12,018
AMAG Pharmaceuticals, Inc.*	585	11,700
Quad/Graphics, Inc.	560	11,670
Amphastar Pharmaceuticals, Inc.*	606	11,659
Dicerna Pharmaceuticals, Inc.*	758	11,567
K12, Inc.*	652	11,540
Team, Inc.*,1	504	11,340
Pacific Biosciences of California, Inc.*	2,078	11,242
Athenex, Inc.*	718	11,158
Addus HomeCare Corp.*	159	11,154
Cymabay Therapeutics, Inc.*	1,005	11,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Dean Foods Co.	1,556	$11,048
Apellis Pharmaceuticals, Inc.*	616	10,952
MiMedx Group, Inc.*,1	1,764	10,901
Rent-A-Center, Inc.*	757	10,886
Heidrick & Struggles International, Inc.	319	10,798
Flexion Therapeutics, Inc.*	572	10,702
Meridian Bioscience, Inc.	708	10,549
John B Sanfilippo & Son, Inc.	146	10,421
LeMaitre Vascular, Inc.	268	10,382
Anika Therapeutics, Inc.*	245	10,334
Accelerate Diagnostics, Inc.*	444	10,190
Everi Holdings, Inc.*	1,111	10,188
RadNet, Inc.*	675	10,159
Solid Biosciences, Inc.*	205	9,672
Lantheus Holdings, Inc.*	634	9,478
Epizyme, Inc.*	893	9,466
Sientra, Inc.*	395	9,433
CorVel Corp.*	155	9,339
American Public Education, Inc.*	273	9,023
Rigel Pharmaceuticals, Inc.*	2,810	9,020
Prothena Corporation plc*	685	8,960
Vericel Corp.*	629	8,900
Rocket Pharmaceuticals, Inc.*	356	8,765
Ennis, Inc.	423	8,650
Achillion Pharmaceuticals, Inc.*	2,320	8,538
Resources Connection, Inc.	508	8,433
ArQule, Inc.*	1,481	8,382
Verastem, Inc.*	1,156	8,381
Primo Water Corp.*	463	8,357
MediciNova, Inc.*	668	8,343
Hackett Group, Inc.	410	8,262
Antares Pharma, Inc.*	2,458	8,259
GlycoMimetics, Inc.*	573	8,251
Ingles Markets, Inc. — Class A	240	8,220
Invacare Corp.	562	8,177
Tootsie Roll Industries, Inc.[1]	278	8,132
Barrett Business Services, Inc.	121	8,080
Aduro Biotech, Inc.*	1,094	8,041
Forrester Research, Inc.	174	7,987
Progenics Pharmaceuticals, Inc.*	1,263	7,919
ViewRay, Inc.*,1	845	7,909
Five Prime Therapeutics, Inc.*	566	7,879
Lexicon Pharmaceuticals, Inc.*	736	7,853
Inovio Pharmaceuticals, Inc.*	1,412	7,851
Stemline Therapeutics, Inc.*	471	7,819
Tejon Ranch Co.*	359	7,794
Cytokinetics, Inc.*	783	7,713
ANI Pharmaceuticals, Inc.*	136	7,689
Akcea Therapeutics, Inc.*,1	218	7,634
Akebia Therapeutics, Inc.*	858	7,576
Adamas Pharmaceuticals, Inc.*,1	375	7,508
Cutera, Inc.*	228	7,421
Kura Oncology, Inc.*	424	7,420
Collegium Pharmaceutical, Inc.*	501	7,385
La Jolla Pharmaceutical Co.*	366	7,368
Care.com, Inc.*	332	7,341
National Research Corp. — Class A	188	7,257
Synergy Pharmaceuticals, Inc.*	4,234	7,198
ZIOPHARM Oncology, Inc.*	2,241	7,171
CAI International, Inc.*	312	7,135
Triple-S Management Corp. — Class B*	377	7,121
Weis Markets, Inc.	163	7,074
Oxford Immunotec Global plc*	432	7,011
Emerald Expositions Events, Inc.	423	6,971
Voyager Therapeutics, Inc.*	366	6,925
CRA International, Inc.	134	6,729
Abeona Therapeutics, Inc.*	525	6,720
Rosetta Stone, Inc.*	336	6,683
BioScrip, Inc.*	2,155	6,680
BrightView Holdings, Inc.*	416	6,677
PDL BioPharma, Inc.*	2,534	6,664
NanoString Technologies, Inc.*	371	6,615
Aclaris Therapeutics, Inc.*	455	6,607
Minerva Neurosciences, Inc.*	521	6,539
Sorrento Therapeutics, Inc.*,1	1,483	6,525
Evo Payments, Inc. — Class A*	273	6,525
RR Donnelley & Sons Co.	1,203	6,496
GenMark Diagnostics, Inc.*	883	6,490
Aptinyx, Inc.*	224	6,487
Dermira, Inc.*	594	6,475
LSC Communications, Inc.	585	6,470
Corbus Pharmaceuticals Holdings, Inc.*	849	6,410
Accuray, Inc.*	1,424	6,408
Central Garden & Pet Co.*	177	6,379
Eloxx Pharmaceuticals, Inc.*	367	6,254
Allakos, Inc.*	139	6,254
CytoSorbents Corp.*	484	6,244
SEACOR Marine Holdings, Inc.*	275	6,223
Catalyst Pharmaceuticals, Inc.*	1,645	6,218
Marinus Pharmaceuticals, Inc.*	621	6,210
Kindred Biosciences, Inc.*	441	6,152
SIGA Technologies, Inc.*	886	6,105
Rhythm Pharmaceuticals, Inc.*	208	6,067
Great Lakes Dredge & Dock Corp.*	971	6,020
Tricida, Inc.*	196	5,988
Textainer Group Holdings Ltd.*	464	5,939
Avid Bioservices, Inc.*	864	5,927
Vectrus, Inc.*	190	5,926
Assertio Therapeutics, Inc.*	1,003	5,898
AVEO Pharmaceuticals, Inc.*	1,734	5,740
Arbutus Biopharma Corp.*	602	5,689
BioSpecifics Technologies Corp.*	97	5,674
TG Therapeutics, Inc.*	1,009	5,650
Inspire Medical Systems, Inc.*	134	5,639
Adverum Biotechnologies, Inc.*	929	5,620
Turning Point Brands, Inc.	135	5,597
22nd Century Group, Inc.*	1,982	5,570
Carriage Services, Inc. — Class A	255	5,495
Keryx Biopharmaceuticals, Inc.*,1	1,611	5,477
Utah Medical Products, Inc.	58	5,464
Limoneira Co.	209	5,457
Senseonics Holdings, Inc.*	1,135	5,414

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Concert Pharmaceuticals, Inc.*	362	$5,372
Avrobio, Inc.*	102	5,291
Cross Country Healthcare, Inc.*	604	5,273
Surgery Partners, Inc.*	318	5,247
Nuvectra Corp.*	237	5,209
Paratek Pharmaceuticals, Inc.*	537	5,209
Albireo Pharma, Inc.*	155	5,109
Community Health Systems, Inc.*	1,461	5,055
Deciphera Pharmaceuticals, Inc.*	130	5,034
Syros Pharmaceuticals, Inc.*	417	4,966
Pieris Pharmaceuticals, Inc.*	886	4,962
Rubius Therapeutics, Inc.*	205	4,920
elf Beauty, Inc.*,1	379	4,825
American Renal Associates Holdings, Inc.*	222	4,806
Geron Corp.*,1	2,713	4,775
Selecta Biosciences, Inc.*	307	4,774
Savara, Inc.*	426	4,754
Tocagen, Inc.*	304	4,739
ChemoCentryx, Inc.*	374	4,727
Insys Therapeutics, Inc.*,1	458	4,617
Willdan Group, Inc.*	134	4,551
Zafgen, Inc.*	389	4,547
Farmer Brothers Co.*	171	4,514
Ra Pharmaceuticals, Inc.*	246	4,450
Aratana Therapeutics, Inc.*	761	4,444
MannKind Corp.*	2,389	4,372
RTI Surgical, Inc.*	968	4,356
Corium International, Inc.*	456	4,337
OrthoPediatrics Corp.*	118	4,324
Dova Pharmaceuticals, Inc.*	201	4,215
Bellicum Pharmaceuticals, Inc.*	679	4,183
Cadiz, Inc.*	369	4,114
Civitas Solutions, Inc.*	277	4,086
Homology Medicines, Inc.*	178	4,069
Athersys, Inc.*	1,931	4,055
Seneca Foods Corp. — Class A*	118	3,977
CASI Pharmaceuticals, Inc.*	851	3,974
Capital Senior Living Corp.*	420	3,965
Kadmon Holdings, Inc.*	1,185	3,958
Nathan’s Famous, Inc.	48	3,955
Veracyte, Inc.*	412	3,935
Franklin Covey Co.*	166	3,926
Sienna Biopharmaceuticals, Inc.*	263	3,898
Village Super Market, Inc. — Class A	140	3,808
Ocular Therapeutix, Inc.*	550	3,784
ServiceSource International, Inc.*	1,318	3,756
Aldeyra Therapeutics, Inc.*	272	3,754
Synlogic, Inc.*	263	3,737
Cellular Biomedicine Group, Inc.*	198	3,594
BioTime, Inc.*	1,525	3,584
Reis, Inc.	155	3,565
Craft Brew Alliance, Inc.*	216	3,532
Neuronetics, Inc.*	107	3,430
Rockwell Medical, Inc.*	808	3,410
Optinose, Inc.*	274	3,406
Crinetics Pharmaceuticals, Inc.*	117	3,352
Palatin Technologies, Inc.*	3,346	3,338
Pyxus International, Inc.*	143	3,289
T2 Biosystems, Inc.*	436	3,248
BG Staffing, Inc.	118	3,210
Harvard Bioscience, Inc.*	599	3,145
Revlon, Inc. — Class A*,1	139	3,100
Enzo Biochem, Inc.*	751	3,094
SeaSpine Holdings Corp.*	198	3,081
PRGX Global, Inc.*	352	3,062
I3 Verticals, Inc. — Class A*	130	2,987
Durect Corp.*	2,669	2,936
Clearside Biomedical, Inc.*	477	2,934
Cambium Learning Group, Inc.*	247	2,924
Chimerix, Inc.*	751	2,921
Agenus, Inc.*	1,361	2,912
Natural Health Trends Corp.	125	2,910
Idera Pharmaceuticals, Inc.*	325	2,896
Arlo Technologies, Inc.*,1	199	2,887
Celcuity, Inc.*	99	2,847
Quorum Health Corp.*	485	2,842
PolarityTE, Inc.*	148	2,827
ChromaDex Corp.*	656	2,814
MoneyGram International, Inc.*	526	2,814
Calithera Biosciences, Inc.*	530	2,782
Kiniksa Pharmaceuticals Ltd. — Class A*	109	2,779
Teligent, Inc.*	700	2,765
Cue Biopharma, Inc.*	302	2,733
Helius Medical Technologies, Inc.*	278	2,722
Endologix, Inc.*	1,416	2,705
Scholar Rock Holding Corp.*	105	2,704
Acacia Research Corp.*	843	2,698
Aeglea BioTherapeutics, Inc.*	278	2,660
Seres Therapeutics, Inc.*	350	2,657
FONAR Corp.*	105	2,614
Natural Grocers by Vitamin Cottage, Inc.*	153	2,584
Pulse Biosciences, Inc.*	181	2,568
Ardelyx, Inc.*	570	2,479
Miragen Therapeutics, Inc.*	437	2,438
Tetraphase Pharmaceuticals, Inc.*	878	2,423
Lannett Company, Inc.*	495	2,351
Neos Therapeutics, Inc.*	472	2,289
Spring Bank Pharmaceuticals, Inc.*	189	2,277
Odonate Therapeutics, Inc.*	116	2,252
iRadimed Corp.*	60	2,229
Smart & Final Stores, Inc.*	385	2,194
Catalyst Biosciences, Inc.*	203	2,188
Innovate Biopharmaceuticals, Inc.*	315	2,151
Achaogen, Inc.*	536	2,139
Allena Pharmaceuticals, Inc.*	198	2,126
Mersana Therapeutics, Inc.*	212	2,120
Recro Pharma, Inc.*	297	2,112
Organovo Holdings, Inc.*	1,784	2,052
Syndax Pharmaceuticals, Inc.*	252	2,036
Corvus Pharmaceuticals, Inc.*	237	2,033
Replimune Group, Inc.*	126	2,029
ADMA Biologics, Inc.*	323	2,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Tyme Technologies, Inc.*	717	$1,993
Immune Design Corp.*	574	1,980
Kala Pharmaceuticals, Inc.*	199	1,964
Xeris Pharmaceuticals, Inc.*	111	1,951
PFSweb, Inc.*	259	1,917
Alico, Inc.	56	1,893
CTI BioPharma Corp.*	871	1,881
Pfenex, Inc.*	364	1,860
Quanterix Corp.*	85	1,821
NantKwest, Inc.*	474	1,754
Jounce Therapeutics, Inc.*	268	1,742
AAC Holdings, Inc.*	225	1,717
XOMA Corp.*	97	1,704
Marrone Bio Innovations, Inc.*	931	1,704
resTORbio, Inc.*	112	1,696
Mustang Bio, Inc.*	284	1,690
Cohbar, Inc.*	381	1,642
Evolus, Inc.*	86	1,601
Fennec Pharmaceuticals, Inc.*	193	1,583
Celsius Holdings, Inc.*,1	390	1,572
UNITY Biotechnology, Inc.*	86	1,401
Surface Oncology, Inc.*	124	1,357
Nymox Pharmaceutical Corp.*	551	1,355
Calyxt, Inc.*	88	1,344
Melinta Therapeutics, Inc.*	332	1,311
Genesis Healthcare, Inc.*	952	1,285
Ovid therapeutics, Inc.*	225	1,276
Nature’s Sunshine Products, Inc.*	145	1,269
Zomedica Pharmaceuticals Corp.*	673	1,258
Apollo Medical Holdings, Inc.*,1	56	1,236
Arcus Biosciences, Inc.*	88	1,227
Spero Therapeutics, Inc.*	114	1,198
NewLink Genetics Corp.*	496	1,185
Evelo Biosciences, Inc.*	91	1,108
Menlo Therapeutics, Inc.*	109	1,074
Proteostasis Therapeutics, Inc.*	429	1,034
Fortress Biotech, Inc.*	580	928
Molecular Templates, Inc.*	153	825
Ampio Pharmaceuticals, Inc.*	1,353	687
scPharmaceuticals, Inc.*	115	675
Unum Therapeutics, Inc.*	60	618
Vital Therapies, Inc.*	519	143
Arsanis, Inc.*	79	128
GTx, Inc.*	78	122
Total Consumer, Non-cyclical		8,596,135

Industrial - 6.1%
Trex Company, Inc.*	1,009	77,673
Proto Labs, Inc.*	462	74,729
EMCOR Group, Inc.	991	74,434
Woodward, Inc.	915	73,987
Axon Enterprise, Inc.*	967	66,172
Tetra Tech, Inc.	944	64,475
Louisiana-Pacific Corp.	2,416	64,000
John Bean Technologies Corp.	534	63,706
EnerSys	719	62,646
MSA Safety, Inc.	582	61,948
Kennametal, Inc.	1,390	60,548
RBC Bearings, Inc.*	402	60,445
Generac Holdings, Inc.*	1,035	58,384
Trinseo S.A.	741	58,020
Barnes Group, Inc.	804	57,108
Hillenbrand, Inc.	1,071	56,013
GATX Corp.	641	55,504
Rexnord Corp.*	1,784	54,947
KLX, Inc.*	858	53,865
Simpson Manufacturing Company, Inc.	706	51,157
Applied Industrial Technologies, Inc.	651	50,941
KBR, Inc.	2,406	50,839
KapStone Paper and Packaging Corp.	1,499	50,831
II-VI, Inc.*	1,055	49,901
MasTec, Inc.*	1,107	49,428
Belden, Inc.	689	49,201
Exponent, Inc.	880	47,168
Moog, Inc. — Class A	547	47,026
Tech Data Corp.*	651	46,592
Vishay Intertechnology, Inc.	2,261	46,011
Golar LNG Ltd.	1,614	44,869
SYNNEX Corp.	518	43,875
Dycom Industries, Inc.*	515	43,569
Chart Industries, Inc.*	526	41,202
Aerovironment, Inc.*	362	40,605
Esterline Technologies Corp.*	446	40,564
Aerojet Rocketdyne Holdings, Inc.*	1,191	40,482
Watts Water Technologies, Inc. — Class A	474	39,342
Harsco Corp.*	1,373	39,199
Albany International Corp. — Class A	490	38,955
Novanta, Inc.*	559	38,236
SPX FLOW, Inc.*	719	37,388
Franklin Electric Company, Inc.	791	37,375
Itron, Inc.*	578	37,108
Universal Forest Products, Inc.	1,023	36,143
Forward Air Corp.	500	35,850
Comfort Systems USA, Inc.	624	35,194
Brady Corp. — Class A	801	35,044
Summit Materials, Inc. — Class A*	1,913	34,778
TopBuild Corp.*	605	34,376
Granite Construction, Inc.	749	34,229
Advanced Disposal Services, Inc.*	1,236	33,471
Saia, Inc.*	437	33,409
Plexus Corp.*	558	32,649
Covanta Holding Corp.	2,005	32,581
Greenbrier Companies, Inc.	540	32,454
Sanmina Corp.*	1,156	31,906
Worthington Industries, Inc.	731	31,696
Cubic Corp.	432	31,558
Kaman Corp.	471	31,453
Mueller Water Products, Inc. — Class A	2,639	30,375
Alarm.com Holdings, Inc.*	526	30,192
Masonite International Corp.*	467	29,935
ESCO Technologies, Inc.	434	29,534
JELD-WEN Holding, Inc.*	1,196	29,493
Actuant Corp. — Class A	1,039	28,988

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Werner Enterprises, Inc.	815	$28,810
Matson, Inc.	723	28,660
Fabrinet*	614	28,404
Builders FirstSource, Inc.*	1,927	28,288
Mueller Industries, Inc.	967	28,024
Raven Industries, Inc.	611	27,953
US Ecology, Inc.	374	27,583
Federal Signal Corp.	1,014	27,155
Sun Hydraulics Corp.	488	26,733
AAON, Inc.	702	26,536
AAR Corp.	554	26,531
Badger Meter, Inc.	487	25,787
Atlas Air Worldwide Holdings, Inc.*	404	25,755
EnPro Industries, Inc.	353	25,744
TTM Technologies, Inc.*	1,601	25,472
Hub Group, Inc. — Class A*	558	25,445
Gibraltar Industries, Inc.*	544	24,806
Knowles Corp.*	1,488	24,730
SPX Corp.*	734	24,450
Boise Cascade Co.	663	24,398
Patrick Industries, Inc.*	406	24,035
Cactus, Inc. — Class A*	627	24,002
Milacron Holdings Corp.*	1,183	23,956
Continental Building Products, Inc.*	634	23,807
TriMas Corp.*	782	23,773
Greif, Inc. — Class A	436	23,396
Tennant Co.	305	23,165
Evoqua Water Technologies Corp.*	1,291	22,954
Standex International Corp.	217	22,622
AZZ, Inc.	441	22,271
Kratos Defense & Security Solutions, Inc.*	1,502	22,200
OSI Systems, Inc.*	287	21,901
Air Transport Services Group, Inc.*	995	21,363
Ambarella, Inc.*,1	552	21,351
ArcBest Corp.	438	21,265
Casella Waste Systems, Inc. — Class A*	680	21,121
Kadant, Inc.	187	20,168
Sturm Ruger & Company, Inc.	287	19,817
Ship Finance International Ltd.	1,421	19,752
Astec Industries, Inc.	391	19,710
Apogee Enterprises, Inc.	471	19,462
Triumph Group, Inc.	830	19,339
Benchmark Electronics, Inc.	814	19,048
American Woodmark Corp.*	241	18,907
Fitbit, Inc. — Class A*	3,528	18,875
Advanced Drainage Systems, Inc.	609	18,818
FARO Technologies, Inc.*	287	18,468
Lindsay Corp.	183	18,344
PGT Innovations, Inc.*	833	17,993
Atkore International Group, Inc.*	674	17,881
Primoris Services Corp.	713	17,697
KEMET Corp.*	950	17,622
Encore Wire Corp.	347	17,385
Heartland Express, Inc.	796	15,705
Astronics Corp.*	361	15,703
Control4 Corp.*	444	15,242
Alamo Group, Inc.	164	15,024
Columbus McKinnon Corp.	377	14,907
Chase Corp.	124	14,899
Echo Global Logistics, Inc.*	477	14,763
Multi-Color Corp.	236	14,691
Manitowoc Company, Inc.*	603	14,466
CSW Industrials, Inc.*	269	14,445
AVX Corp.	796	14,368
American Outdoor Brands Corp.*	917	14,241
Marten Transport Ltd.	667	14,040
Stoneridge, Inc.*	468	13,909
Aegion Corp. — Class A*	547	13,883
GoPro, Inc. — Class A*,1	1,925	13,860
GasLog Ltd.	694	13,707
Global Brass & Copper Holdings, Inc.	371	13,690
Briggs & Stratton Corp.	707	13,596
Vicor Corp.*	294	13,524
CIRCOR International, Inc.	277	13,157
Tidewater, Inc.*	409	12,757
US Concrete, Inc.*	274	12,563
Lydall, Inc.*	289	12,456
NV5 Global, Inc.*	142	12,311
Myers Industries, Inc.	521	12,113
Tutor Perini Corp.*	637	11,976
Insteel Industries, Inc.	310	11,123
National Presto Industries, Inc.	85	11,020
NCI Building Systems, Inc.*	727	11,014
Gorman-Rupp Co.	300	10,950
DXP Enterprises, Inc.*	272	10,899
Hyster-Yale Materials Handling, Inc.	177	10,891
Quanex Building Products Corp.	595	10,829
Argan, Inc.	250	10,750
Mesa Laboratories, Inc.	56	10,395
TimkenSteel Corp.*	682	10,141
Scorpio Tankers, Inc.	5,009	10,068
Tredegar Corp.	441	9,548
Willscot Corp.*	556	9,535
Electro Scientific Industries, Inc.*	542	9,458
MYR Group, Inc.*	275	8,976
Ichor Holdings Ltd.*,1	432	8,821
Kimball Electronics, Inc.*	441	8,666
NVE Corp.	81	8,576
Griffon Corp.	494	7,978
Applied Optoelectronics, Inc.*,1	320	7,891
Teekay Corp.	1,169	7,879
SunPower Corp. — Class A*,1	1,050	7,665
Frontline Ltd.*,1	1,309	7,605
ShotSpotter, Inc.*	123	7,539
Haynes International, Inc.	212	7,526
International Seaways, Inc.*	371	7,427
Ducommun, Inc.*	181	7,392
NN, Inc.	472	7,363
DHT Holdings, Inc.	1,566	7,360
Caesarstone Ltd.	391	7,253
Scorpio Bulkers, Inc.	992	7,192
ZAGG, Inc.*	465	6,859

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Vishay Precision Group, Inc.*	176	$6,582
Armstrong Flooring, Inc.*	363	6,570
Sterling Construction Company, Inc.*	454	6,501
Allied Motion Technologies, Inc.	119	6,477
Mistras Group, Inc.*	298	6,458
Park Electrochemical Corp.	328	6,393
Covenant Transportation Group, Inc. — Class A*	210	6,103
IntriCon Corp.*	104	5,845
American Railcar Industries, Inc.[1]	124	5,717
Park-Ohio Holdings Corp.	149	5,714
Daseke, Inc.*	700	5,614
Energy Recovery, Inc.*,1	614	5,495
Greif, Inc. — Class B	95	5,477
CryoPort, Inc.*	427	5,470
Powell Industries, Inc.	150	5,439
Costamare, Inc.	831	5,393
Heritage-Crystal Clean, Inc.*	252	5,380
Universal Logistics Holdings, Inc.	142	5,226
YRC Worldwide, Inc.*	566	5,083
Nordic American Tankers Ltd.	2,393	5,001
VSE Corp.	148	4,903
US Xpress Enterprises, Inc. — Class A*	353	4,871
Hurco Companies, Inc.	105	4,735
Graham Corp.	163	4,592
Eagle Bulk Shipping, Inc.*	812	4,563
Bel Fuse, Inc. — Class B	164	4,346
UFP Technologies, Inc.*	112	4,116
CECO Environmental Corp.*	516	4,066
Energous Corp.*	396	4,007
Radiant Logistics, Inc.*	662	3,912
Lawson Products, Inc.*	113	3,831
Dorian LPG Ltd.*	472	3,762
Ardmore Shipping Corp.*	559	3,634
LSB Industries, Inc.*	367	3,589
GP Strategies Corp.*	212	3,572
Omega Flex, Inc.	50	3,558
Orion Group Holdings, Inc.*	470	3,548
LB Foster Co. — Class A*	166	3,411
Pure Cycle Corp.*	291	3,361
AquaVenture Holdings Ltd.*	186	3,361
Fluidigm Corp.*	448	3,355
Twin Disc, Inc.*	144	3,318
FreightCar America, Inc.*	204	3,278
Olympic Steel, Inc.	157	3,277
Synalloy Corp.	141	3,222
Northwest Pipe Co.*	163	3,219
Teekay Tankers Ltd. — Class A	3,256	3,216
Infrastructure and Energy Alternatives, Inc.*	292	3,066
Overseas Shipholding Group, Inc. — Class A*	971	3,059
Napco Security Technologies, Inc.*	201	3,005
IES Holdings, Inc.*	142	2,769
USA Truck, Inc.*	135	2,731
Turtle Beach Corp.*,1	134	2,672
General Finance Corp.*	166	2,648
nLight, Inc.*,1	119	2,643
Eastern Co.	93	2,641
Manitex International, Inc.*	248	2,611
Safe Bulkers, Inc.*	866	2,494
PAM Transportation Services, Inc.*	38	2,473
Forterra, Inc.*,1	322	2,402
Sparton Corp.*	164	2,366
Iteris, Inc.*	433	2,330
Genco Shipping & Trading Ltd.*	138	1,932
Willis Lease Finance Corp.*	53	1,829
Gencor Industries, Inc.*	150	1,807
Eastman Kodak Co.*,1	287	890
NL Industries, Inc.*	142	852
Babcock & Wilcox Enterprises, Inc.*	547	564
Total Industrial		5,158,438

Consumer, Cyclical - 5.8%
Five Below, Inc.*	932	121,216
Planet Fitness, Inc. — Class A*	1,509	81,531
Ollie’s Bargain Outlet Holdings, Inc.*	848	81,493
Texas Roadhouse, Inc. — Class A	1,157	80,169
Marriott Vacations Worldwide Corp.	664	74,164
American Eagle Outfitters, Inc.	2,752	68,332
Signet Jewelers Ltd.	1,007	66,392
Wolverine World Wide, Inc.	1,576	61,543
Deckers Outdoor Corp.*	508	60,239
FirstCash, Inc.	731	59,942
Churchill Downs, Inc.	201	55,818
Spirit Airlines, Inc.*	1,171	55,002
Eldorado Resorts, Inc.*	1,123	54,578
Roku, Inc.*	739	53,969
Steven Madden Ltd.	990	52,371
SiteOne Landscape Supply, Inc.*	681	51,307
SkyWest, Inc.	869	51,184
iRobot Corp.*,1	462	50,783
Cracker Barrel Old Country Store, Inc.[1]	328	48,259
Penn National Gaming, Inc.*	1,458	47,997
Boyd Gaming Corp.	1,405	47,559
Dana, Inc.	2,496	46,600
UniFirst Corp.	260	45,149
Dave & Buster’s Entertainment, Inc.	679	44,963
Fox Factory Holding Corp.*	616	43,151
RH*,1	329	43,102
Beacon Roofing Supply, Inc.*	1,163	42,089
Altra Industrial Motion Corp.[1]	1,018	42,043
DSW, Inc. — Class A	1,172	39,707
Cheesecake Factory, Inc.[1]	729	39,031
Herman Miller, Inc.	1,015	38,976
Callaway Golf Co.	1,603	38,937
Sally Beauty Holdings, Inc.*,1	2,090	38,435
Jack in the Box, Inc.	457	38,310
National Vision Holdings, Inc.*	828	37,376
Cavco Industries, Inc.*	146	36,938
Cooper-Standard Holdings, Inc.*	307	36,834
Tenneco, Inc. — Class A	868	36,578
G-III Apparel Group Ltd.*	742	35,757

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Anixter International, Inc.*	503	$35,361
Dorman Products, Inc.*	458	35,229
KB Home	1,466	35,052
Brinker International, Inc.	748	34,954
Children’s Place, Inc.	273	34,889
Taylor Morrison Home Corp. — Class A*	1,914	34,528
LCI Industries	417	34,528
Hawaiian Holdings, Inc.	860	34,486
Bed Bath & Beyond, Inc.	2,295	34,425
Wingstop, Inc.	496	33,862
Mobile Mini, Inc.	758	33,238
American Axle & Manufacturing Holdings, Inc.*	1,901	33,153
Lithia Motors, Inc. — Class A	404	32,991
HNI Corp.	740	32,738
Navistar International Corp.*	839	32,302
Carvana Co.*,1	545	32,204
TRI Pointe Group, Inc.*	2,583	32,029
World Fuel Services Corp.	1,143	31,638
Red Rock Resorts, Inc. — Class A	1,186	31,607
PriceSmart, Inc.	377	30,518
Office Depot, Inc.	9,476	30,418
Pinnacle Entertainment, Inc.*	891	30,018
Big Lots, Inc.	717	29,963
Triton International Ltd.	892	29,677
SeaWorld Entertainment, Inc.*	937	29,450
Tupperware Brands Corp.	875	29,269
Gentherm, Inc.*	627	28,497
Bloomin’ Brands, Inc.	1,430	28,300
Belmond Ltd. — Class A*	1,529	27,904
Allegiant Travel Co. — Class A	220	27,896
Meritor, Inc.*	1,436	27,801
Steelcase, Inc. — Class A	1,446	26,751
Shake Shack, Inc. — Class A*	421	26,527
Core-Mark Holding Company, Inc.	779	26,455
Meritage Homes Corp.*	661	26,374
Sonic Corp.	607	26,307
GameStop Corp. — Class A1	1,711	26,127
Caleres, Inc.	718	25,747
Oxford Industries, Inc.	285	25,707
BJ’s Restaurants, Inc.	349	25,198
La-Z-Boy, Inc.	797	25,185
Crocs, Inc.*	1,155	24,590
Abercrombie & Fitch Co. — Class A	1,161	24,520
Cooper Tire & Rubber Co.	864	24,451
Cannae Holdings, Inc.*	1,160	24,302
IMAX Corp.*	937	24,174
Asbury Automotive Group, Inc.*	348	23,925
Scientific Games Corp. — Class A*	938	23,825
Interface, Inc. — Class A	1,007	23,513
At Home Group, Inc.*	744	23,458
Dine Brands Global, Inc.	285	23,173
Rite Aid Corp.*	17,956	22,984
MDC Holdings, Inc.	774	22,895
Sleep Number Corp.*	620	22,804
Group 1 Automotive, Inc.	343	22,261
Methode Electronics, Inc.	614	22,227
Guess?, Inc.	983	22,216
BMC Stock Holdings, Inc.*	1,149	21,429
Tailored Brands, Inc.	847	21,336
H&E Equipment Services, Inc.	543	20,515
Rush Enterprises, Inc. — Class A	513	20,166
Papa John’s International, Inc.[1]	385	19,743
BJ’s Wholesale Club Holdings, Inc.*	732	19,603
Knoll, Inc.	826	19,370
Malibu Boats, Inc. — Class A*	348	19,043
Chico’s FAS, Inc.	2,181	18,909
Liberty TripAdvisor Holdings, Inc. — Class A*	1,239	18,399
AMC Entertainment Holdings, Inc. — Class A1	886	18,163
Fossil Group, Inc.*,1	778	18,112
International Speedway Corp. — Class A1	413	18,089
Wabash National Corp.	979	17,847
Standard Motor Products, Inc.	362	17,818
Winnebago Industries, Inc.	528	17,503
Vista Outdoor, Inc.*	973	17,407
ScanSource, Inc.*	430	17,157
Douglas Dynamics, Inc.	379	16,638
Freshpet, Inc.*	447	16,405
Acushnet Holdings Corp.	591	16,211
Genesco, Inc.*	331	15,590
Denny’s Corp.*	1,058	15,574
Ruth’s Hospitality Group, Inc.	492	15,523
Dillard’s, Inc. — Class A1	201	15,344
Hudson Ltd. — Class A*	679	15,318
LGI Homes, Inc.*	315	14,944
Installed Building Products, Inc.*	375	14,625
Skyline Champion Corp.	489	13,971
National CineMedia, Inc.	1,316	13,936
Express, Inc.*	1,255	13,880
Marcus Corp.	325	13,666
Ascena Retail Group, Inc.*	2,986	13,646
Boot Barn Holdings, Inc.*	465	13,211
Party City Holdco, Inc.*,1	954	12,927
GMS, Inc.*	556	12,899
Modine Manufacturing Co.*	845	12,591
Regis Corp.*	603	12,319
Conn’s, Inc.*	335	11,842
Camping World Holdings, Inc. — Class A1	553	11,790
Century Communities, Inc.*	439	11,524
Buckle, Inc.[1]	491	11,318
M/I Homes, Inc.*	472	11,295
MCBC Holdings, Inc.*	314	11,266
Movado Group, Inc.	268	11,229
PetMed Express, Inc.[1]	340	11,223
Fiesta Restaurant Group, Inc.*	405	10,834
St. Joe Co.*	634	10,651
Kimball International, Inc. — Class B	616	10,318
Tower International, Inc.[1]	338	10,224
Universal Electronics, Inc.*	235	9,247
EZCORP, Inc. — Class A*	853	9,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Red Robin Gourmet Burgers, Inc.*	222	$8,913
J.C. Penney Company, Inc.*,1	5,356	8,891
Monarch Casino & Resort, Inc.*	193	8,772
Ethan Allen Interiors, Inc.	418	8,674
William Lyon Homes — Class A*	545	8,660
Carrols Restaurant Group, Inc.*	591	8,629
Spartan Motors, Inc.	581	8,570
Zumiez, Inc.*	316	8,327
BBX Capital Corp.	1,119	8,303
Essendant, Inc.	636	8,154
REV Group, Inc.[1]	511	8,023
Cato Corp. — Class A	381	8,009
Sonic Automotive, Inc. — Class A	409	7,914
America’s Car-Mart, Inc.*	101	7,898
MarineMax, Inc.*	365	7,756
Johnson Outdoors, Inc. — Class A	83	7,718
PC Connection, Inc.	197	7,661
Motorcar Parts of America, Inc.*	324	7,598
Unifi, Inc.*	267	7,564
Lumber Liquidators Holdings, Inc.*	485	7,513
Chuy’s Holdings, Inc.*	285	7,481
Golden Entertainment, Inc.*	309	7,419
Superior Industries International, Inc.	419	7,144
Veritiv Corp.*	196	7,134
Haverty Furniture Companies, Inc.	322	7,116
Nautilus, Inc.*	509	7,100
Winmark Corp.	42	6,972
Shoe Carnival, Inc.	181	6,969
Systemax, Inc.	209	6,884
PetIQ, Inc.*	174	6,840
Nexeo Solutions, Inc.*	558	6,835
Hooker Furniture Corp.	197	6,659
Eros International plc*	534	6,435
Titan International, Inc.	857	6,359
Del Taco Restaurants, Inc.*	530	6,259
Citi Trends, Inc.	217	6,243
Blue Bird Corp.*	249	6,100
Hibbett Sports, Inc.*,1	323	6,072
Perry Ellis International, Inc.*	220	6,012
Barnes & Noble, Inc.	1,016	5,893
Vera Bradley, Inc.*,1	386	5,890
GNC Holdings, Inc. — Class A*	1,398	5,788
Beazer Homes USA, Inc.*	535	5,617
Habit Restaurants, Inc. — Class A*	347	5,535
Lindblad Expeditions Holdings, Inc.*	363	5,398
Miller Industries, Inc.	187	5,030
Titan Machinery, Inc.*	321	4,971
Tile Shop Holdings, Inc.	685	4,898
Potbelly Corp.*	390	4,797
Daktronics, Inc.	611	4,790
BlueLinx Holdings, Inc.*	152	4,786
Commercial Vehicle Group, Inc.*	516	4,727
Bojangles’, Inc.*	297	4,663
Tilly’s, Inc. — Class A	246	4,662
Culp, Inc.	190	4,598
El Pollo Loco Holdings, Inc.*	366	4,593
RCI Hospitality Holdings, Inc.	154	4,560
Reading International, Inc. — Class A*	286	4,519
Duluth Holdings, Inc. — Class B*	141	4,436
Sonos, Inc.*	270	4,331
Funko, Inc. — Class A*	179	4,241
Green Brick Partners, Inc.*	418	4,222
Zoe’s Kitchen, Inc.*	323	4,109
AV Homes, Inc.*	205	4,100
Clarus Corp.	361	3,989
Barnes & Noble Education, Inc.*	654	3,767
Flexsteel Industries, Inc.	125	3,717
Sportsman’s Warehouse Holdings, Inc.*	633	3,703
Bassett Furniture Industries, Inc.	174	3,697
Weyco Group, Inc.	105	3,694
Speedway Motorsports, Inc.	195	3,481
Century Casinos, Inc.*	461	3,439
Red Lion Hotels Corp.*	271	3,388
Rocky Brands, Inc.	117	3,311
Hovnanian Enterprises, Inc. — Class A*	2,069	3,310
Foundation Building Materials, Inc.*	251	3,130
Rush Enterprises, Inc. — Class B	77	3,072
Container Store Group, Inc.*	269	2,986
Gaia, Inc.*	191	2,941
Marine Products Corp.	128	2,930
Superior Group of Companies, Inc.	153	2,910
Biglari Holdings, Inc. — Class B*	16	2,902
Del Frisco’s Restaurant Group, Inc.*	345	2,864
Kirkland’s, Inc.*	268	2,704
J Alexander’s Holdings, Inc.*	219	2,606
Noodles & Co.*,1	215	2,602
EnviroStar, Inc.[1]	64	2,493
Hamilton Beach Brands Holding Co. — Class A	110	2,413
Escalade, Inc.	181	2,326
Bluegreen Vacations Corp.	127	2,272
Mesa Air Group, Inc.*,1	163	2,259
Francesca’s Holdings Corp.*	594	2,204
Lifetime Brands, Inc.	201	2,191
Town Sports International Holdings, Inc.*	246	2,128
Pier 1 Imports, Inc.	1,348	2,022
New York & Company, Inc.*	494	1,907
Biglari Holdings, Inc. — Class A*	2	1,844
New Home Company, Inc.*	220	1,773
Big 5 Sporting Goods Corp.[1]	342	1,744
J. Jill, Inc.*	280	1,730
Castle Brands, Inc.*	1,549	1,657
Sears Holdings Corp.*	692	670
Empire Resorts, Inc.*	60	558
Purple Innovation, Inc.*	74	429
CompX International, Inc.	28	381
Total Consumer, Cyclical		4,971,038

Technology - 4.4%
Integrated Device Technology, Inc.*	2,181	102,529
HubSpot, Inc.*	619	93,438
Blackbaud, Inc.	823	83,518
CACI International, Inc. — Class A*	419	77,159

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Medidata Solutions, Inc.*	985	$72,210
Coupa Software, Inc.*	907	71,744
New Relic, Inc.*	756	71,238
Entegris, Inc.	2,422	70,117
MAXIMUS, Inc.	1,075	69,939
Silicon Laboratories, Inc.*	733	67,289
j2 Global, Inc.	799	66,197
Cree, Inc.*	1,718	65,061
Lumentum Holdings, Inc.*	1,069	64,087
Perspecta, Inc.	2,452	63,065
Semtech Corp.*	1,110	61,716
Science Applications International Corp.	723	58,274
ACI Worldwide, Inc.*	1,958	55,098
Verint Systems, Inc.*	1,086	54,409
Cornerstone OnDemand, Inc.*	911	51,699
Qualys, Inc.*	575	51,232
Bottomline Technologies DE, Inc.*	686	49,879
Box, Inc. — Class A*	2,076	49,637
Omnicell, Inc.*	654	47,023
CommVault Systems, Inc.*	671	46,970
Envestnet, Inc.*	754	45,956
Cabot Microelectronics Corp.	435	44,879
Mercury Systems, Inc.*	802	44,367
Allscripts Healthcare Solutions, Inc.*	3,030	43,178
Five9, Inc.*	968	42,292
Brooks Automation, Inc.	1,185	41,511
Cirrus Logic, Inc.*	1,031	39,797
Avaya Holdings Corp.*	1,787	39,564
ExlService Holdings, Inc.*	569	37,668
Convergys Corp.	1,555	36,916
3D Systems Corp.*,1	1,863	35,211
Varonis Systems, Inc.*	474	34,720
Advanced Energy Industries, Inc.*	669	34,554
Blackline, Inc.*	605	34,164
NetScout Systems, Inc.*	1,308	33,027
Yext, Inc.*	1,385	32,825
Evolent Health, Inc. — Class A*,1	1,151	32,688
Ebix, Inc.	410	32,451
Insight Enterprises, Inc.*	599	32,400
Cloudera, Inc.*	1,764	31,135
Power Integrations, Inc.	489	30,905
SailPoint Technologies Holding, Inc.*	882	30,006
MINDBODY, Inc. — Class A*	733	29,796
SPS Commerce, Inc.*	288	28,581
ManTech International Corp. — Class A	451	28,548
Inphi Corp.*	741	28,143
Alteryx, Inc. — Class A*	477	27,289
Progress Software Corp.	773	27,279
Synaptics, Inc.*	591	26,961
Hortonworks, Inc.*	1,171	26,711
Electronics for Imaging, Inc.*	760	25,901
Everbridge, Inc.*	448	25,823
Virtusa Corp.*	480	25,781
TiVo Corp.	2,059	25,635
LivePerson, Inc.*	962	24,964
Syntel, Inc.*	605	24,793
Tabula Rasa HealthCare, Inc.*	295	23,951
MicroStrategy, Inc. — Class A*	162	22,780
CSG Systems International, Inc.	567	22,759
Pitney Bowes, Inc.	3,210	22,727
Rapid7, Inc.*	614	22,669
Diodes, Inc.*	679	22,604
Altair Engineering, Inc. — Class A*	509	22,116
Apptio, Inc. — Class A*	575	21,252
MaxLinear, Inc. — Class A*	1,066	21,192
Sykes Enterprises, Inc.*	674	20,550
Stratasys Ltd.*	863	19,944
Rambus, Inc.*	1,819	19,845
Appfolio, Inc. — Class A*	251	19,678
CTS Corp.	558	19,139
Instructure, Inc.*	534	18,904
Carbonite, Inc.*	528	18,823
Workiva, Inc.*	472	18,644
ForeScout Technologies, Inc.*	492	18,578
Vocera Communications, Inc.*	501	18,327
NextGen Healthcare, Inc.*	907	18,213
SendGrid, Inc.*	486	17,880
Unisys Corp.*	860	17,544
FormFactor, Inc.*	1,247	17,146
MTS Systems Corp.	305	16,699
PROS Holdings, Inc.*	473	16,564
Lattice Semiconductor Corp.*	1,998	15,984
MACOM Technology Solutions Holdings, Inc.*	773	15,924
Cision Ltd.*	906	15,221
Cray, Inc.*	689	14,813
Nanometrics, Inc.*	385	14,445
Monotype Imaging Holdings, Inc.	705	14,241
Glu Mobile, Inc.*	1,874	13,961
Benefitfocus, Inc.*	339	13,713
Rudolph Technologies, Inc.*	537	13,130
Xcerra Corp.*	916	13,071
Amkor Technology, Inc.*	1,746	12,903
Xperi Corp.	834	12,385
Cohu, Inc.	482	12,098
Inovalon Holdings, Inc. — Class A*	1,173	11,789
Photronics, Inc.*	1,158	11,406
Engility Holdings, Inc.*	309	11,121
PlayAGS, Inc.*	369	10,874
CEVA, Inc.*	376	10,810
Axcelis Technologies, Inc.*	547	10,749
Wesco Aircraft Holdings, Inc.*	923	10,384
Donnelley Financial Solutions, Inc.*	574	10,286
OneSpan, Inc.*	537	10,230
QAD, Inc. — Class A	175	9,914
Upland Software, Inc.*	268	8,659
Veeco Instruments, Inc.*	824	8,446
Tenable Holdings, Inc.*	212	8,243
Presidio, Inc.	540	8,235
Ultra Clean Holdings, Inc.*	655	8,220
Impinj, Inc.*	319	7,918
KeyW Holding Corp.*,1	829	7,179

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Model N, Inc.*	430	$6,815
MobileIron, Inc.*	1,209	6,408
USA Technologies, Inc.*	881	6,343
TTEC Holdings, Inc.	241	6,242
Digi International, Inc.*	457	6,147
Digimarc Corp.*	191	6,007
InnerWorkings, Inc.*	752	5,956
Diebold Nixdorf, Inc.[1]	1,301	5,854
Exela Technologies, Inc.*	809	5,768
American Software, Inc. — Class A	473	5,737
Immersion Corp.*	517	5,465
Computer Programs & Systems, Inc.	196	5,263
Avalara, Inc.*	146	5,100
Brightcove, Inc.*	595	4,998
SMART Global Holdings, Inc.*	170	4,886
AXT, Inc.*	647	4,626
Aquantia Corp.*	361	4,617
Daily Journal Corp.*	19	4,579
PAR Technology Corp.*	194	4,311
Agilysys, Inc.*	263	4,287
PDF Solutions, Inc.*	471	4,253
Simulations Plus, Inc.	196	3,959
Mitek Systems, Inc.*	558	3,934
Alpha & Omega Semiconductor Ltd.*	338	3,931
ConvergeOne Holdings, Inc.	421	3,920
Amber Road, Inc.*	398	3,829
Castlight Health, Inc. — Class B*	1,311	3,540
Carbon Black, Inc.*,1	138	2,923
Domo, Inc. — Class B*	135	2,896
Avid Technology, Inc.*	468	2,775
Information Services Group, Inc.*	571	2,729
Telenav, Inc.*	528	2,666
Vuzix Corp.*,1	402	2,633
Kopin Corp.*	1,053	2,548
Park City Group, Inc.*	227	2,293
SecureWorks Corp. — Class A*,1	146	2,139
Asure Software, Inc.*	168	2,087
Maxwell Technologies, Inc.*	580	2,024
Adesto Technologies Corp.*	309	1,838
ACM Research, Inc. — Class A*	138	1,528
Remark Holdings, Inc.*	465	1,483
Veritone, Inc.*	122	1,272
Rimini Street, Inc.*	166	1,047
Majesco*	95	717
NantHealth, Inc.*	348	546
Total Technology		3,767,746

Communications - 2.9%
Etsy, Inc.*	2,039	104,764
Trade Desk, Inc. — Class A*	537	81,039
Ciena Corp.*	2,446	76,413
World Wrestling Entertainment, Inc. — Class A	720	69,646
Yelp, Inc. — Class A*	1,384	68,093
Stamps.com, Inc.*	296	66,955
LiveRamp Holdings, Inc.*	1,293	63,887
Nexstar Media Group, Inc. — Class A	764	62,190
ViaSat, Inc.*,1	934	59,729
Vonage Holdings Corp.*	3,772	53,411
New York Times Co. — Class A	2,242	51,902
InterDigital, Inc.	590	47,200
Cargurus, Inc.*	838	46,668
TEGNA, Inc.	3,699	44,240
Viavi Solutions, Inc.*	3,878	43,976
Liberty Expedia Holdings, Inc. — Class A*	929	43,700
Pandora Media, Inc.*,1	4,369	41,549
Liberty Latin America Ltd. — Class C*	1,940	40,022
Cogent Communications Holdings, Inc.	715	39,897
Q2 Holdings, Inc.*	625	37,844
Finisar Corp.*	1,960	37,338
Shutterfly, Inc.*	563	37,096
Iridium Communications, Inc.*	1,638	36,855
Sinclair Broadcast Group, Inc. — Class A	1,230	34,870
Meredith Corp.	673	34,357
Plantronics, Inc.	566	34,130
Cars.com, Inc.*	1,236	34,126
NETGEAR, Inc.*	533	33,499
8x8, Inc.*	1,549	32,916
Maxar Technologies Ltd.	967	31,979
GTT Communications, Inc.*,1	714	30,988
Shenandoah Telecommunications Co.	796	30,845
Groupon, Inc. — Class A*	7,523	28,362
Imperva, Inc.*	594	27,591
MSG Networks, Inc. — Class A*	1,020	26,316
Oclaro, Inc.*	2,872	25,676
Boingo Wireless, Inc.*	692	24,151
Gray Television, Inc.*	1,362	23,835
Intelsat S.A.*	768	23,040
Scholastic Corp.	480	22,411
TrueCar, Inc.*	1,560	21,996
ePlus, Inc.*	232	21,506
Quotient Technology, Inc.*	1,360	21,080
Gannett Company, Inc.	1,933	19,349
Acacia Communications, Inc.*	467	19,320
Web.com Group, Inc.*	689	19,223
Infinera Corp.*	2,543	18,564
Shutterstock, Inc.	321	17,520
Entercom Communications Corp. — Class A1	2,184	17,254
Liberty Media Corporation-Liberty Braves — Class C*	608	16,568
NIC, Inc.	1,098	16,250
New Media Investment Group, Inc.	1,017	15,957
Consolidated Communications Holdings, Inc.	1,196	15,596
Perficient, Inc.*,1	582	15,510
Liberty Latin America Ltd. — Class A*	741	15,442
ADTRAN, Inc.	817	14,420
XO Group, Inc.*	414	14,275
CalAmp Corp.*	593	14,208
Comtech Telecommunications Corp.	391	14,182
HealthStream, Inc.	441	13,675
ORBCOMM, Inc.*	1,248	13,553

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

ATN International, Inc.[1]	177	$13,077
EW Scripps Co. — Class A	778	12,837
Cincinnati Bell, Inc.*	782	12,473
Houghton Mifflin Harcourt Co.*	1,762	12,334
Frontier Communications Corp.[1]	1,755	11,390
Extreme Networks, Inc.*	1,958	10,730
Endurance International Group Holdings, Inc.*	1,198	10,542
Quantenna Communications, Inc.*	567	10,461
Loral Space & Communications, Inc.*	219	9,943
Overstock.com, Inc.*,1	354	9,806
Zscaler, Inc.*,1	237	9,665
Limelight Networks, Inc.*	1,831	9,192
Tucows, Inc. — Class A*,1	162	9,032
NII Holdings, Inc.*	1,515	8,878
QuinStreet, Inc.*	637	8,644
Harmonic, Inc.*	1,417	7,793
TechTarget, Inc.*	347	6,739
Casa Systems, Inc.*	455	6,711
Ribbon Communications, Inc.*	897	6,126
Calix, Inc.*	746	6,043
Meet Group, Inc.*	1,189	5,886
WideOpenWest, Inc.*	521	5,840
ChannelAdvisor Corp.*	442	5,503
Central European Media Enterprises Ltd. — Class A*	1,467	5,501
pdvWireless, Inc.*	160	5,424
1-800-Flowers.com, Inc. — Class A*	457	5,393
Entravision Communications Corp. — Class A	1,099	5,385
Ooma, Inc.*	312	5,179
A10 Networks, Inc.*	851	5,174
Gogo, Inc.*	983	5,102
Zix Corp.*	890	4,940
Spok Holdings, Inc.	319	4,913
NeoPhotonics Corp.*,1	590	4,897
RigNet, Inc.*	240	4,884
tronc, Inc.*	294	4,801
Liberty Media Corporation-Liberty Braves — Class A*	170	4,638
HC2 Holdings, Inc.*	724	4,431
Internap Corp.*	342	4,319
Hemisphere Media Group, Inc.*	309	4,311
VirnetX Holding Corp.*	919	4,273
MDC Partners, Inc. — Class A*	990	4,109
Clear Channel Outdoor Holdings, Inc. — Class A	631	3,754
Preformed Line Products Co.	52	3,655
KVH Industries, Inc.*	276	3,616
Windstream Holdings, Inc.*	695	3,405
Lands’ End, Inc.*	179	3,141
Telaria, Inc.*	748	2,835
Liquidity Services, Inc.*	444	2,819
Leaf Group Ltd.*	278	2,780
Clearfield, Inc.*	194	2,609
Boston Omaha Corp. — Class A*	86	2,571
eGain Corp.*	302	2,446
Cardlytics, Inc.*	96	2,404
Saga Communications, Inc. — Class A	65	2,350
Aerohive Networks, Inc.*	558	2,299
DASAN Zhone Solutions, Inc.*	100	1,419
Fluent, Inc.*	554	1,191
Travelzoo*	81	960
Fusion Connect, Inc.*	355	912
Beasley Broadcast Group, Inc. — Class A	81	559
Value Line, Inc.	18	448
LiveXLive Media, Inc.*	81	318
Total Communications		2,452,764

Energy - 2.3%
Oasis Petroleum, Inc.*	4,597	65,185
Delek US Holdings, Inc.	1,425	60,463
Matador Resources Co.*	1,773	58,598
McDermott International, Inc.*	3,061	56,414
PDC Energy, Inc.*	1,131	55,374
Southwestern Energy Co.*	10,060	51,407
Peabody Energy Corp.	1,318	46,973
Oceaneering International, Inc.*	1,687	46,561
Denbury Resources, Inc.*	7,502	46,512
Callon Petroleum Co.*	3,833	45,958
Murphy USA, Inc.*	506	43,243
Rowan Companies plc — Class A*	2,174	40,936
California Resources Corp.*	771	37,417
Carrizo Oil & Gas, Inc.*	1,471	37,069
Ormat Technologies, Inc.	679	36,741
SRC Energy, Inc.*	4,127	36,689
Dril-Quip, Inc.*	649	33,910
Oil States International, Inc.*	1,017	33,764
Ocean Rig UDW, Inc. — Class A*	931	32,231
Gulfport Energy Corp.*	2,981	31,032
NOW, Inc.*	1,840	30,452
SemGroup Corp. — Class A	1,349	29,745
Noble Corporation plc*	4,208	29,582
Arch Coal, Inc. — Class A	327	29,234
Pattern Energy Group, Inc. — Class A	1,380	27,421
MRC Global, Inc.*	1,434	26,916
Archrock, Inc.	2,170	26,474
Superior Energy Services, Inc.*	2,617	25,490
US Silica Holdings, Inc.[1]	1,336	25,157
Helix Energy Solutions Group, Inc.*	2,401	23,722
Unit Corp.*	893	23,272
C&J Energy Services, Inc.*	1,100	22,880
Diamond Offshore Drilling, Inc.*,1	1,103	22,060
Laredo Petroleum, Inc.*	2,654	21,683
Sunrun, Inc.*	1,620	20,153
ProPetro Holding Corp.*	1,210	19,953
Warrior Met Coal, Inc.	726	19,631
CONSOL Energy, Inc.*	479	19,548
Renewable Energy Group, Inc.*	630	18,144
Penn Virginia Corp.*	212	17,074
Liberty Oilfield Services, Inc. — Class A1	745	16,070
Newpark Resources, Inc.*	1,499	15,515
W&T Offshore, Inc.*	1,584	15,270

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Jagged Peak Energy, Inc.*,1	1,095	$15,144
Exterran Corp.*	553	14,671
SEACOR Holdings, Inc.*	292	14,428
TerraForm Power, Inc. — Class A	1,247	14,403
Forum Energy Technologies, Inc.*	1,381	14,293
Thermon Group Holdings, Inc.*	553	14,256
Resolute Energy Corp.*,1	373	14,103
Northern Oil and Gas, Inc.*	3,271	13,084
SunCoke Energy, Inc.*	1,109	12,887
Tellurian, Inc.*	1,379	12,370
Keane Group, Inc.*	940	11,628
Green Plains, Inc.	672	11,558
Talos Energy, Inc.*	344	11,290
Matrix Service Co.*	450	11,092
WildHorse Resource Development Corp.*	465	10,993
KLX Energy Services Holdings, Inc.*	343	10,986
Frank’s International N.V.*	1,248	10,833
Par Pacific Holdings, Inc.*	531	10,832
CVR Energy, Inc.	269	10,819
Halcon Resources Corp.*,1	2,277	10,178
DMC Global, Inc.	243	9,914
Ring Energy, Inc.*	977	9,682
Bonanza Creek Energy, Inc.*	322	9,589
TETRA Technologies, Inc.*	2,074	9,354
Select Energy Services, Inc. — Class A*	770	9,117
HighPoint Resources Corp.*	1,855	9,052
Solaris Oilfield Infrastructure, Inc. — Class A*	444	8,387
FutureFuel Corp.	441	8,176
Nine Energy Service, Inc.*	250	7,645
REX American Resources Corp.*	97	7,328
Enphase Energy, Inc.*	1,476	7,159
TPI Composites, Inc.*	247	7,052
Plug Power, Inc.*,1	3,646	7,000
Alta Mesa Resources, Inc.*	1,636	6,838
Bristow Group, Inc.*	554	6,720
Abraxas Petroleum Corp.*	2,710	6,314
Clean Energy Fuels Corp.*	2,337	6,076
SandRidge Energy, Inc.*	523	5,685
Trecora Resources*	354	4,956
Panhandle Oil and Gas, Inc. — Class A	268	4,945
Evolution Petroleum Corp.	434	4,796
FTS International, Inc.*	385	4,539
Natural Gas Services Group, Inc.*	213	4,494
Era Group, Inc.*	343	4,236
Mammoth Energy Services, Inc.	145	4,219
Berry Petroleum Corp.	221	3,894
Advanced Emissions Solutions, Inc.	322	3,851
Pioneer Energy Services Corp.*	1,299	3,832
Lilis Energy, Inc.*	759	3,719
Amyris, Inc.*	413	3,279
Basic Energy Services, Inc.*	326	3,257
SilverBow Resources, Inc.*	120	3,200
Ultra Petroleum Corp.*	2,716	3,042
Earthstone Energy, Inc. — Class A*	322	3,020
Sanchez Energy Corp.*	1,302	2,995
Cloud Peak Energy, Inc.*	1,261	2,900
Independence Contract Drilling, Inc.*	585	2,890
ION Geophysical Corp.*	181	2,814
NCS Multistage Holdings, Inc.*	167	2,757
Vivint Solar, Inc.*,1	523	2,720
CARBO Ceramics, Inc.*	347	2,516
Gulfmark Offshore, Inc.*	63	2,350
Midstates Petroleum Company, Inc.*	255	2,272
Flotek Industries, Inc.*	937	2,249
Dawson Geophysical Co.*	360	2,228
NACCO Industries, Inc. — Class A	64	2,096
Goodrich Petroleum Corp.*	148	2,078
Key Energy Services, Inc.*	174	1,990
PHI, Inc.*	199	1,859
Eclipse Resources Corp.*	1,498	1,783
Hallador Energy Co.	283	1,760
Approach Resources, Inc.*	768	1,713
EP Energy Corp. — Class A*	688	1,610
Smart Sand, Inc.*	379	1,558
Adams Resources & Energy, Inc.	36	1,529
FuelCell Energy, Inc.*	1,390	1,487
Isramco, Inc.*	12	1,465
Profire Energy, Inc.*	403	1,286
Zion Oil & Gas, Inc.*	909	1,164
Quintana Energy Services, Inc.*	106	778
Ramaco Resources, Inc.*	102	761
NextDecade Corp.*	130	735
Nuverra Environmental Solutions, Inc.*	22	245
Rosehill Resources, Inc.*	19	116
Total Energy		1,930,842

Basic Materials - 1.5%
Ingevity Corp.*	723	73,659
Cleveland-Cliffs, Inc.*	5,080	64,313
Allegheny Technologies, Inc.*	2,142	63,296
Balchem Corp.	547	61,313
PolyOne Corp.	1,363	59,590
Sensient Technologies Corp.	726	55,546
Carpenter Technology Corp.	796	46,924
Rogers Corp.*	312	45,964
Quaker Chemical Corp.	222	44,891
HB Fuller Co.	864	44,643
Minerals Technologies, Inc.	604	40,830
Commercial Metals Co.	1,987	40,773
Compass Minerals International, Inc.	582	39,110
Ferro Corp.*	1,439	33,414
GCP Applied Technologies, Inc.*	1,227	32,577
Innospec, Inc.	413	31,698
Kaiser Aluminum Corp.	278	30,319
Stepan Co.	346	30,105
AK Steel Holding Corp.*,1	5,374	26,333
Kraton Corp.*	529	24,942
Neenah, Inc.	284	24,509
Hecla Mining Co.	7,733	21,575
Materion Corp.	343	20,752
Schweitzer-Mauduit International, Inc.	524	20,075
Verso Corp. — Class A*	588	19,798

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Shares	Value

Tronox Ltd. — Class A	1,596	$19,072
KMG Chemicals, Inc.	251	18,966
AdvanSix, Inc.*	524	17,790
Coeur Mining, Inc.*	3,164	16,864
Rayonier Advanced Materials, Inc.	875	16,126
Codexis, Inc.*	869	14,903
Tahoe Resources, Inc.*	5,298	14,781
Innophos Holdings, Inc.	332	14,741
PH Glatfelter Co.	740	14,141
Schnitzer Steel Industries, Inc. — Class A	446	12,064
Koppers Holdings, Inc.*	350	10,903
PQ Group Holdings, Inc.*	624	10,901
Century Aluminum Co.*	852	10,198
American Vanguard Corp.	489	8,802
Clearwater Paper Corp.*	275	8,168
OMNOVA Solutions, Inc.*	746	7,348
Hawkins, Inc.	165	6,839
Landec Corp.*	462	6,653
Kronos Worldwide, Inc.	386	6,273
Intrepid Potash, Inc.*	1,627	5,841
Covia Holdings Corp.*	530	4,754
Gold Resource Corp.	897	4,611
Uranium Energy Corp.*	2,654	4,565
Energy Fuels, Inc.*	1,249	4,097
AgroFresh Solutions, Inc.*	537	3,346
Oil-Dri Corporation of America	86	3,316
Ryerson Holding Corp.*	271	3,063
Universal Stainless & Alloy Products, Inc.*	120	3,061
Shiloh Industries, Inc.*	251	2,761
United States Lime & Minerals, Inc.	34	2,684
Valhi, Inc.	430	980
Total Basic Materials		1,275,561

Utilities - 1.3%
IDACORP, Inc.	861	85,437
ONE Gas, Inc.	889	73,147
Portland General Electric Co.	1,526	69,601
New Jersey Resources Corp.	1,488	68,597
ALLETE, Inc.	879	65,934
Southwest Gas Holdings, Inc.	824	65,121
Spire, Inc.	841	61,856
Avista Corp.	1,119	56,577
PNM Resources, Inc.	1,358	53,573
Black Hills Corp.	914	53,094
South Jersey Industries, Inc.	1,463	51,600
NorthWestern Corp.	848	49,744
El Paso Electric Co.	691	39,525
American States Water Co.	624	38,151
MGE Energy, Inc.	596	38,054
California Water Service Group	819	35,135
Northwest Natural Gas Co.	488	32,647
Otter Tail Corp.	672	32,189
Chesapeake Utilities Corp.	270	22,653
Clearway Energy, Inc. — Class C	1,121	21,579
SJW Group	294	17,978
Connecticut Water Service, Inc.	205	14,221
Middlesex Water Co.	271	13,122
Unitil Corp.	248	12,623
Clearway Energy, Inc. — Class A	593	11,291
York Water Co.	218	6,627
Artesian Resources Corp. — Class A	135	4,965
PICO Holdings, Inc.*	354	4,443
Ameresco, Inc. — Class A*	322	4,395
Atlantic Power Corp.*	1,893	4,165
Consolidated Water Company Ltd.	251	3,476
RGC Resources, Inc.	126	3,365
Global Water Resources, Inc.	169	1,790
Spark Energy, Inc. — Class A1	193	1,592
Total Utilities		1,118,267

Total Common Stocks
(Cost $32,293,804)		38,603,082

RIGHTS†††,2 - 0.0%
A Schulman, Inc.*	408	—
Tobira Therapeutics, Inc.*	141	—
Omthera Pharmaceuticals, Inc.*	86	—
Nexstar Media Group, Inc.*	2,530	—
Total Rights
(Cost $—)		—

	Face Amount

FEDERAL AGENCY NOTES†† - 12.3%
Federal Home Loan Bank[3]
2.00% due 10/26/22[4]	$6,000,000	5,986,500
2.20% due 09/13/22[4]	2,500,000	2,497,982
2.28% due 09/20/19[4]	2,000,000	1,999,654
Total Federal Agency Notes
(Cost $10,496,134)		10,484,136

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
2.11% due 12/13/18[5,6]	1,000,000	995,688
2.00% due 10/25/18[6,7]	282,000	281,609
Total U.S. Treasury Bills
(Cost $1,277,289)		1,277,297

REPURCHASE AGREEMENTS††,8 - 40.6%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[5]	18,932,122	18,932,122
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[5]	9,354,205	9,354,205

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

	Face Amount	Value

Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[5]	$6,236,136	$6,236,136
Total Repurchase Agreements
(Cost $34,522,463)		34,522,463

	Shares

SECURITIES LENDING COLLATERAL†,9 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[10]	1,300,840	1,300,840
Total Securities Lending Collateral
(Cost $1,300,840)		1,300,840

Total Investments - 101.3%
(Cost $79,890,530)		$86,187,818
Other Assets & Liabilities, net - (1.3)%		(1,130,042)
Total Net Assets - 100.0%		$85,057,776

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	171	Dec 2018	$14,546,115	$16,889

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	2.05%	At Maturity	10/29/18	13,292	$22,550,765	$68,370
Barclays Bank plc	Russell 2000 Index	2.20%	At Maturity	10/31/18	4,899	8,310,835	22,850
BNP Paribas	Russell 2000 Index	2.26%	At Maturity	10/29/18	792	1,343,287	4,786
						$32,204,887	$96,006

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
RUSSELL 2000® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$38,603,082	$—	$—		$38,603,082
Rights	—	—	—	*	—
Federal Agency Notes	—	10,484,136	—		10,484,136
U.S. Treasury Bills	—	1,277,297	—		1,277,297
Repurchase Agreements	—	34,522,463	—		34,522,463
Securities Lending Collateral	1,300,840	—	—		1,300,840
Equity Futures Contracts**	16,889	—	—		16,889
Equity Index Swap Agreements**	—	96,006	—		96,006
Total Assets	$39,920,811	$46,379,902	$—		$86,300,713

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
RUSSELL 2000® FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Range of future rates	Range of future step up dates
Federal Home Loan Banks, 2.20% due 09/13/22	2.45%	12/14/18	2.70% - 5.95%	03/14/19 - 09/13/22
Federal Home Loan Banks, 2.00% due 10/26/22	2.50%	01/27/19	2.75% - 6.00%	04/27/19 - 10/26/22
Federal Home Loan Banks, 2.28% due 09/20/19	2.53%	12/21/18	2.78% - 3.03%	03/21/19 - 09/20/19

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,265,232 of securities loaned (cost $45,368,067)	$51,665,355
Repurchase agreements, at value (cost $34,522,463)	34,522,463
Cash	8,020
Segregated cash with broker	328,458
Unrealized appreciation on swap agreements	96,006
Receivables:
Fund shares sold	129,833
Variation margin	41,040
Dividends	40,226
Interest	32,252
Swap settlement	12,772
Securities lending income	1,738
Total assets	86,878,163

Liabilities:
Payable for:
Return of securities loaned	1,300,840
Fund shares redeemed	386,633
Management fees	40,724
Distribution and service fees	16,123
Transfer agent and administrative fees	13,575
Portfolio accounting fees	8,145
Trustees’ fees*	42
Miscellaneous	54,305
Total liabilities	1,820,387
Commitments and contingent liabilities (Note 12)	—
Net assets	$85,057,776

Net assets consist of:
Paid in capital	$76,223,784
Total distributable earnings (loss)	8,833,992
Net assets	$85,057,776

A-Class:
Net assets	$47,205,875
Capital shares outstanding	977,272
Net asset value per share	$48.30
Maximum offering price per share (Net asset value divided by 95.25%)	$50.71

C-Class:
Net assets	$4,543,020
Capital shares outstanding	105,008
Net asset value per share	$43.26

H-Class:
Net assets	$33,308,881
Capital shares outstanding	691,246
Net asset value per share	$48.19

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $59)	$198,471
Interest	239,408
Income from securities lending, net	10,642
Total investment income	448,521

Expenses:
Management fees	217,558
Distribution and service fees:
A-Class	26,860
C-Class	26,459
H-Class	39,046
Transfer agent and administrative fees	72,520
Portfolio accounting fees	43,513
Trustees’ fees*	8,473
Custodian fees	3,929
Miscellaneous	70,695
Total expenses	509,053
Net investment loss	(60,532)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,335,333
Swap agreements	2,925,865
Futures contracts	31,208
Net realized gain	4,292,406
Net change in unrealized appreciation (depreciation) on:
Investments	1,478,806
Swap agreements	(90,112)
Futures contracts	108,208
Net change in unrealized appreciation (depreciation)	1,496,902
Net realized and unrealized gain	5,789,308
Net increase in net assets resulting from operations	$5,728,776

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(60,532)	$(230,238)
Net realized gain on investments	4,292,406	5,462,898
Net change in unrealized appreciation (depreciation) on investments	1,496,902	(1,391,239)
Net increase in net assets resulting from operations	5,728,776	3,841,421

Distributions to shareholders
A-Class	—	(742,378)[1]
C-Class	—	(285,936)[1]
H-Class	—	(1,288,340)[1]
Total distributions to shareholders	—	(2,316,654)

Capital share transactions:
Proceeds from sale of shares
A-Class	120,778,098	16,782,975
C-Class	5,753,884	3,621,330
H-Class	76,228,845	139,938,149
Distributions reinvested
A-Class	—	733,345
C-Class	—	262,189
H-Class	—	1,279,527
Cost of shares redeemed
A-Class	(92,937,476)	(15,743,379)
C-Class	(7,019,815)	(4,648,768)
H-Class	(70,628,008)	(146,554,542)
Net increase (decrease) from capital share transactions	32,175,528	(4,329,174)
Net increase (decrease) in net assets	37,904,304	(2,804,407)

Net assets:
Beginning of period	47,153,472	49,957,879
End of period	$85,057,776	$47,153,472

Capital share activity:
Shares sold
A-Class	2,490,884	386,274
C-Class	139,810	91,299
H-Class	1,640,175	3,211,930
Shares issued from reinvestment of distributions
A-Class	—	16,694
C-Class	—	6,624
H-Class	—	29,200
Shares redeemed
A-Class	(1,906,596)	(362,101)
C-Class	(169,219)	(117,728)
H-Class	(1,516,194)	(3,383,789)
Net increase (decrease) in shares	678,860	(121,597)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$43.67	$41.61	$33.56	$38.88	$37.80	$32.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.17)	(.21)	(.29)	(.25)	(.27)
Net gain (loss) on investments (realized and unrealized)	4.66	4.34	8.26	(4.12)	2.61	7.54
Total from investment operations	4.63	4.17	8.05	(4.41)	2.36	7.27
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	—	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$48.30	$43.67	$41.61	$33.56	$38.88	$37.80

Total Return[c]	10.60%	10.03%	23.96%	(11.43%)	6.42%	22.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,206	$17,163	$14,650	$11,993	$13,920	$3,219
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.40%)	(0.54%)	(0.83%)	(0.67%)	(0.77%)
Total expenses	1.69%	1.63%	1.62%	1.59%	1.57%	1.60%
Portfolio turnover rate	19%	167%	203%	442%	947%	267%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$39.26	$37.87	$30.78	$36.00	$35.36	$30.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.45)	(.44)	(.51)	(.60)	(.48)
Net gain (loss) on investments (realized and unrealized)	4.20	3.95	7.53	(3.80)	2.52	7.03
Total from investment operations	4.00	3.50	7.09	(4.31)	1.92	6.55
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	—	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$43.26	$39.26	$37.87	$30.78	$36.00	$35.36

Total Return[c]	10.19%	9.21%	23.03%	(12.07%)	5.61%	21.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,543	$5,277	$5,841	$2,760	$4,259	$3,245
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(1.16%)	(1.27%)	(1.56%)	(1.77%)	(1.47%)
Total expenses	2.43%	2.38%	2.38%	2.35%	2.57%	2.37%
Portfolio turnover rate	19%	167%	203%	442%	947%	267%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$43.57	$41.51	$33.48	$38.79	$37.73	$32.25
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.19)	(.21)	(.35)	(.28)	(.27)
Net gain (loss) on investments (realized and unrealized)	4.66	4.36	8.24	(4.05)	2.62	7.48
Total from investment operations	4.62	4.17	8.03	(4.40)	2.34	7.21
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	—	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$48.19	$43.57	$41.51	$33.48	$38.79	$37.73

Total Return	10.60%	10.03%	23.95%	(11.43%)	6.37%	22.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,309	$24,713	$29,466	$46,251	$27,902	$44,185
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.43%)	(0.54%)	(0.97%)	(0.77%)	(0.78%)
Total expenses	1.69%	1.63%	1.63%	1.60%	1.58%	1.59%
Portfolio turnover rate	19%	167%	203%	442%	947%	267%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.2%
Guggenheim Strategy Fund I	6.9%
Total	15.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(10.05%)	(13.44%)	(12.76%)	(16.33%)
A-Class Shares with sales charge‡	(14.31%)	(17.54%)	(13.61%)	(16.74%)
C-Class Shares	(10.43%)	(14.13%)	(13.40%)	(16.96%)
C-Class Shares with CDSC§	(11.33%)	(14.99%)	(13.40%)	(16.96%)
H-Class Shares	(10.07%)	(13.37%)	(12.74%)	(16.32%)
Russell 2000 Index	11.61%	15.24%	14.75%	14.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 15.1%
Guggenheim Strategy Fund II1	24,219	$605,007
Guggenheim Strategy Fund I1	20,394	510,892
Total Mutual Funds
(Cost $1,106,206)		1,115,899

	Face Amount

U.S. TREASURY BILLS†† - 2.2%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	$112,000	111,845
2.11% due 12/13/18[3,4]	50,000	49,784
Total U.S. Treasury Bills
(Cost $161,629)		161,629

REPURCHASE AGREEMENTS††,5 - 73.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[4]	2,966,029	2,966,029
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[4]	1,465,490	1,465,490
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[4]	976,993	976,993
Total Repurchase Agreements
(Cost $5,408,512)		5,408,512

Total Investments - 90.5%
(Cost $6,676,347)		$6,686,040
Other Assets & Liabilities, net - 9.5%		704,632
Total Net Assets - 100.0%		$7,390,672

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	15	Dec 2018	$1,275,975	$20,568

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	(1.7%)	At Maturity	10/31/18	103	$174,103	$(509)
BNP Paribas	Russell 2000 Index	(1.76%)	At Maturity	10/29/18	112	190,212	(678)
Goldman Sachs International	Russell 2000 Index	(1.75%)	At Maturity	10/29/18	3,389	5,749,587	(14,975)
						$6,113,902	$(16,162)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,115,899	$—	$—	$1,115,899
U.S. Treasury Bills	—	161,629	—	161,629
Repurchase Agreements	—	5,408,512	—	5,408,512
Equity Futures Contracts**	20,568	—	—	20,568
Total Assets	$1,136,467	$5,570,141	$—	$6,706,608

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$16,162	$—	$16,162

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$510,892	$—	$—	$—	$—	$510,892	20,394	$7,092
Guggenheim Strategy Fund II	605,734	—	—	—	(727)	605,007	24,219	9,234
	$1,116,626	$—	$—	$—	$(727)	$1,115,899		$16,326

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $161,629)	$161,629
Investments in affiliated issuers, at value (cost $1,106,206)	1,115,899
Repurchase agreements, at value (cost $5,408,512)	5,408,512
Segregated cash with broker	11,248
Receivables:
Fund shares sold	725,198
Dividends	2,597
Interest	1,009
Total assets	7,426,092

Liabilities:
Unrealized depreciation on swap agreements	16,162
Payable for:
Variation margin	3,600
Management fees	3,544
Fund shares redeemed	2,871
Swap settlement	2,195
Licensing fees	2,014
Distribution and service fees	1,246
Transfer agent and administrative fees	985
Portfolio accounting fees	394
Trustees’ fees*	4
Miscellaneous	2,405
Total liabilities	35,420
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,390,672

Net assets consist of:
Paid in capital	$44,428,530
Total distributable earnings (loss)	(37,037,858)
Net assets	$7,390,672

A-Class:
Net assets	$336,834
Capital shares outstanding	17,919
Net asset value per share	$18.80
Maximum offering price per share (Net asset value divided by 95.25%)	$19.74

C-Class:
Net assets	$475,034
Capital shares outstanding	28,223
Net asset value per share	$16.83

H-Class:
Net assets	$6,578,804
Capital shares outstanding	349,018
Net asset value per share	$18.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$16,326
Interest	38,247
Total investment income	54,573

Expenses:
Management fees	23,056
Distribution and service fees:
A-Class	332
C-Class	2,752
H-Class	5,384
Transfer agent and administrative fees	6,405
Portfolio accounting fees	2,562
Trustees’ fees*	845
Custodian fees	346
Miscellaneous	6,049
Total expenses	47,731
Net investment income	6,842

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(524,970)
Futures contracts	5,802
Net realized loss	(519,168)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,180)
Investments in affiliated issuers	(727)
Swap agreements	(34,127)
Futures contracts	(2,231)
Net change in unrealized appreciation (depreciation)	(38,265)
Net realized and unrealized loss	(557,433)
Net decrease in net assets resulting from operations	$(550,591)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,842	$(48,490)
Net realized loss on investments	(519,168)	(1,727,657)
Net change in unrealized appreciation (depreciation) on investments	(38,265)	308,138
Net decrease in net assets resulting from operations	(550,591)	(1,468,009)

Capital share transactions:
Proceeds from sale of shares
A-Class	182,744	535,672
C-Class	2,896,047	1,861,101
H-Class	17,756,745	52,064,526
Cost of shares redeemed
A-Class	(78,576)	(8,516,644)
C-Class	(2,952,608)	(2,163,557)
H-Class	(14,275,136)	(53,351,313)
Net increase (decrease) from capital share transactions	3,529,216	(9,570,215)
Net increase (decrease) in net assets	2,978,625	(11,038,224)

Net assets:
Beginning of period	4,412,047	15,450,271
End of period	$7,390,672	$4,412,047

Capital share activity:
Shares sold
A-Class	9,495	23,638
C-Class	170,301	97,121
H-Class	909,803	2,374,656
Shares redeemed
A-Class	(4,092)	(377,095)
C-Class	(174,402)	(112,797)
H-Class	(729,853)	(2,449,418)
Net increase (decrease) in shares	181,252	(443,895)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$20.90	$23.62	$30.76	$29.22	$33.01	$43.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.18)	(.31)	(.39)	(.46)	(.61)
Net gain (loss) on investments (realized and unrealized)	(2.13)	(2.54)	(6.83)	1.93	(3.33)	(9.59)
Total from investment operations	(2.10)	(2.72)	(7.14)	1.54	(3.79)	(10.20)
Net asset value, end of period	$18.80	$20.90	$23.62	$30.76	$29.22	$33.01

Total Return[c]	(10.05%)	(11.52%)	(23.21%)	5.27%	(11.48%)	(23.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337	$262	$8,645	$2,795	$894	$7,302
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.76%)	(1.11%)	(1.23%)	(1.40%)	(1.69%)
Total expenses[d]	1.78%	1.74%	1.71%	1.70%	1.71%	1.72%
Portfolio turnover rate	—	—	58%	584%	189%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$18.79	$21.41	$28.07	$26.86	$30.59	$40.30
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.25)	(.45)	(.58)	(.63)	(.83)
Net gain (loss) on investments (realized and unrealized)	(1.92)	(2.37)	(6.21)	1.79	(3.10)	(8.88)
Total from investment operations	(1.96)	(2.62)	(6.66)	1.21	(3.73)	(9.71)
Net asset value, end of period	$16.83	$18.79	$21.41	$28.07	$26.86	$30.59

Total Return[c]	(10.43%)	(12.24%)	(23.73%)	4.50%	(12.19%)	(24.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$475	$607	$1,028	$1,729	$1,680	$568
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(1.22%)	1.83%	(2.08%)	(2.13%)	(2.45%)
Total expenses[d]	2.53%	2.48%	2.47%	2.45%	2.45%	2.47%
Portfolio turnover rate	—	—	58%	584%	189%	—

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$20.96	$23.69	$30.83	$29.30	$33.11	$43.26
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.09)	(.32)	(.41)	(.46)	(.65)
Net gain (loss) on investments (realized and unrealized)	(2.14)	(2.64)	(6.82)	1.94	(3.35)	(9.50)
Total from investment operations	(2.11)	(2.73)	(7.14)	1.53	(3.81)	(10.15)
Net asset value, end of period	$18.85	$20.96	$23.69	$30.83	$29.30	$33.11

Total Return	(10.07%)	(11.52%)	(23.16%)	5.22%	(11.51%)	(23.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,579	$3,543	$5,777	$36,713	$5,775	$11,691
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.39%)	(1.14%)	(1.28%)	(1.41%)	(1.69%)
Total expenses[d]	1.78%	1.72%	1.72%	1.70%	1.70%	1.72%
Portfolio turnover rate	—	—	58%	584%	189%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	9.5%
Boeing Co.	5.5%
Guggenheim Strategy Fund I	4.1%
UnitedHealth Group, Inc.	4.0%
Apple, Inc.	3.4%
Goldman Sachs Group, Inc.	3.3%
3M Co.	3.1%
Home Depot, Inc.	3.1%
McDonald’s Corp.	2.5%
Caterpillar, Inc.	2.3%
Top Ten Total	40.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	Since Inception (12/01/15)
A-Class Shares	10.12%	18.84%	15.83%
A-Class Shares with sales charge‡	4.89%	13.20%	13.86%
C-Class Shares	9.71%	17.96%	14.97%
C-Class Shares with CDSC§	8.71%	16.96%	14.97%
H-Class Shares	10.13%	18.84%	15.86%
Dow Jones Industrial Average Index	11.02%	20.76%	17.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 58.0%

Industrial - 13.0%
Boeing Co.	7,436	$2,765,448
3M Co.	7,436	1,566,840
Caterpillar, Inc.	7,436	1,133,916
United Technologies Corp.	7,436	1,039,627
Total Industrial		6,505,831

Financial - 10.7%
Goldman Sachs Group, Inc.	7,436	1,667,449
Visa, Inc. — Class A	7,436	1,116,069
Travelers Companies, Inc.	7,436	964,523
JPMorgan Chase & Co.	7,436	839,078
American Express Co.	7,436	791,860
Total Financial		5,378,979

Consumer, Non-cyclical - 9.6%
UnitedHealth Group, Inc.	7,436	1,978,273
Johnson & Johnson	7,436	1,027,432
Procter & Gamble Co.	7,436	618,898
Merck & Company, Inc.	7,436	527,510
Coca-Cola Co.	7,436	343,469
Pfizer, Inc.	7,436	327,705
Total Consumer, Non-cyclical		4,823,287

Consumer, Cyclical - 9.3%
Home Depot, Inc.	7,436	1,540,367
McDonald’s Corp.	7,436	1,243,969
Walmart, Inc.	7,436	698,315
NIKE, Inc. — Class B	7,436	629,978
Walgreens Boots Alliance, Inc.	7,436	542,084
Total Consumer, Cyclical		4,654,713

Technology - 8.0%
Apple, Inc.	7,436	1,678,603
International Business Machines Corp.	7,436	1,124,397
Microsoft Corp.	7,436	850,455
Intel Corp.	7,436	351,649
Total Technology		4,005,104

Communications - 3.3%
Walt Disney Co.	7,436	869,566
Verizon Communications, Inc.	7,436	397,008
Cisco Systems, Inc.	7,436	361,761
Total Communications		1,628,335

Energy - 3.1%
Chevron Corp.	7,436	909,274
Exxon Mobil Corp.	7,436	632,209
Total Energy		1,541,483

Basic Materials - 1.0%
DowDuPont, Inc.	7,436	478,209

Total Common Stocks
(Cost $22,263,878)		29,015,941

MUTUAL FUNDS† - 13.6%
Guggenheim Strategy Fund II1	190,350	4,754,950
Guggenheim Strategy Fund I1	82,024	2,054,716
Total Mutual Funds
(Cost $6,785,495)		6,809,666

	Face Amount

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	$166,000	165,769
2.11% due 12/13/18[3,4]	100,000	99,569
Total U.S. Treasury Bills
(Cost $265,338)		265,338

REPURCHASE AGREEMENTS††,5 - 27.6%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[4]	7,572,305	7,572,305
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[4]	3,741,413	3,741,413
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[4]	2,494,276	2,494,276
Total Repurchase Agreements
(Cost $13,807,994)		13,807,994

Total Investments - 99.8%
(Cost $43,122,705)		$49,898,939
Other Assets & Liabilities, net - 0.2%		109,668
Total Net Assets - 100.0%		$50,008,607

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	31	Dec 2018	$4,103,780	$44,898

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.70%	At Maturity	10/31/18	366	$9,683,093	$26,728
BNP Paribas	Dow Jones Industrial Average Index	2.76%	At Maturity	10/29/18	270	7,141,365	4,971
						$16,824,458	$31,699

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,015,941	$—	$—	$29,015,941
Mutual Funds	6,809,666	—	—	6,809,666
U.S. Treasury Bills	—	265,338	—	265,338
Repurchase Agreements	—	13,807,994	—	13,807,994
Equity Futures Contracts**	44,898	—	—	44,898
Equity Index Swap Agreements**	—	31,699	—	31,699
Total Assets	$35,870,505	$14,105,031	$—	$49,975,536

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,254,396	$3,500,000	$(2,700,000)	$319	$1	$2,054,716	82,024	$44,752
Guggenheim Strategy Fund II	4,560,661	200,000	—	—	(5,711)	4,754,950	190,350	72,477
	$5,815,057	$3,700,000	$(2,700,000)	$319	$(5,710)	$6,809,666		$117,229

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DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $22,529,216)	$29,281,279
Investments in affiliated issuers, at value (cost $6,785,495)	6,809,666
Repurchase agreements, at value (cost $13,807,994)	13,807,994
Segregated cash with broker	851,347
Unrealized appreciation on swap agreements	31,699
Receivables:
Fund shares sold	7,763,085
Dividends	22,026
Interest	2,577
Variation margin	465
Total assets	58,570,138

Liabilities:
Payable for:
Securities purchased	8,496,495
Management fees	22,197
Distribution and service fees	8,580
Transfer agent and administrative fees	7,399
Swap settlement	4,017
Portfolio accounting fees	2,959
Fund shares redeemed	1,650
Trustees’ fees*	51
Miscellaneous	18,183
Total liabilities	8,561,531
Commitments and contingent liabilities (Note 12)	—
Net assets	$50,008,607

Net assets consist of:
Paid in capital	$35,899,521
Total distributable earnings (loss)	14,109,086
Net assets	$50,008,607

A-Class:
Net assets	$8,026,446
Capital shares outstanding	110,432
Net asset value per share	$72.68
Maximum offering price per share (Net asset value divided by 95.25%)	$76.30

C-Class:
Net assets	$2,044,509
Capital shares outstanding	28,755
Net asset value per share	$71.10

H-Class:
Net assets	$39,937,652
Capital shares outstanding	549,138
Net asset value per share	$72.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$477,670
Dividends from securities of affiliated issuers	117,229
Interest	54,830
Total investment income	649,729

Expenses:
Management fees	217,079
Distribution and service fees:
A-Class	19,803
C-Class	14,584
H-Class	48,911
Transfer agent and administrative fees	72,360
Registration fees	43,307
Portfolio accounting fees	28,943
Trustees’ fees*	13,333
Custodian fees	4,008
Line of credit fees	41
Miscellaneous	8,539
Total expenses	470,908
Net investment income	178,821

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,761,756
Investments in affiliated issuers	319
Swap agreements	465,968
Futures contracts	286,769
Net realized gain	9,514,812
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,569,933)
Investments in affiliated issuers	(5,710)
Swap agreements	(41,546)
Futures contracts	43,324
Net change in unrealized appreciation (depreciation)	(5,573,865)
Net realized and unrealized gain	3,940,947
Net increase in net assets resulting from operations	$4,119,768

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$178,821	$492,223
Net realized gain on investments	9,514,812	3,810,337
Net change in unrealized appreciation (depreciation) on investments	(5,573,865)	8,341,335
Net increase in net assets resulting from operations	4,119,768	12,643,895

Distributions to shareholders:
A-Class	—	(712,957)[1]
C-Class	—	(88,250)[1]
H-Class	—	(2,681,439)[1]
Total distributions to shareholders	—	(3,482,646)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,206,469	75,731,245
C-Class	104,713	3,717,620
H-Class	183,316,986	363,797,720
Distributions reinvested
A-Class	—	643,578
C-Class	—	87,895
H-Class	—	2,680,374
Cost of shares redeemed
A-Class	(24,219,439)	(77,735,070)
C-Class	(1,612,989)	(2,868,035)
H-Class	(214,920,043)	(346,366,339)
Net increase (decrease) from capital share transactions	(47,124,303)	19,688,988
Net increase (decrease) in net assets	(43,004,535)	28,850,237

Net assets:
Beginning of period	93,013,142	64,162,905
End of period	$50,008,607	$93,013,142

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DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
A-Class	155,286	1,203,920
C-Class	1,543	57,539
H-Class	2,667,031	5,621,174
Shares issued from reinvestment of distributions
A-Class	—	9,598
C-Class	—	1,332
H-Class	—	39,952
Shares redeemed
A-Class	(362,320)	(1,231,228)
C-Class	(23,616)	(45,232)
H-Class	(3,159,202)	(5,348,913)
Net increase (decrease) in shares	(721,278)	308,142

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 11):

Net investment income
A-Class	$(101,137)
C-Class	(12,519)
H-Class	(380,379)
Net realized gains
A-Class	$(611,820)
C-Class	(75,731)
H-Class	(2,301,060)

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$66.00	$58.25	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.24	.34	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	6.44	9.91	8.73	(.37)
Total from investment operations	6.68	10.25	8.96	(.40)
Less distributions from:
Net investment income	—	(.35)	(.02)	—
Net realized gains	—	(2.15)	(.29)	—
Total distributions	—	(2.50)	(.31)	—
Net asset value, end of period	$72.68	$66.00	$58.25	$49.60

Total Return[d]	10.12%	17.55%	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,026	$20,953	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.69%	0.54%	0.44%	(0.21%)
Total expenses[e]	1.59%	1.56%	1.56%	1.55%
Portfolio turnover rate	185%	168%	668%	98%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$64.81	$57.66	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	— [f]	(.09)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	6.29	9.74	8.61	(.46)
Total from investment operations	6.29	9.65	8.50	(.53)
Less distributions from:
Net investment income	—	(.35)	(.02)	—
Net realized gains	—	(2.15)	(.29)	—
Total distributions	—	(2.50)	(.31)	—
Net asset value, end of period	$71.10	$64.81	$57.66	$49.47

Total Return[d]	9.71%	16.66%	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,045	$3,294	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.14%)	(0.21%)	(0.43%)
Total expenses[e]	2.34%	2.30%	2.32%	2.30%
Portfolio turnover rate	185%	168%	668%	98%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$66.04	$58.28	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.22	.39	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	6.47	9.87	8.72	(.38)
Total from investment operations	6.69	10.26	9.00	(.41)
Less distributions from:
Net investment income	—	(.35)	(.02)	—
Net realized gains	—	(2.15)	(.29)	—
Total distributions	—	(2.50)	(.31)	—
Net asset value, end of period	$72.73	$66.04	$58.28	$49.59

Total Return	10.13%	17.54%	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,938	$68,766	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.63%	0.61%	0.52%	(0.17%)
Total expenses[e]	1.59%	1.55%	1.57%	1.55%
Portfolio turnover rate	185%	168%	668%	98%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net investment income is less than $0.01 per share.

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	80.7%
Guggenheim Strategy Fund II	7.7%
Guggenheim Strategy Fund I	7.0%
Total	95.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(4.26%)	(6.16%)	4.57%	5.78%
A-Class Shares	(4.37%)	(6.39%)	4.38%	5.58%
A-Class Shares with sales charge‡	(8.91%)	(10.84%)	3.36%	5.07%
C-Class Shares	(4.67%)	(7.06%)	3.58%	4.76%
C-Class Shares with CDSC§	(5.62%)	(7.98%)	3.58%	4.76%
Bloomberg Barclays U.S. Long Treasury Bond Index	(2.58%)	(3.56%)	4.41%	5.45%
Daily Price Movement of Long Treasury Bond**	(4.41%)	(6.38%)	1.54%	1.53%
		6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(4.37%)	(6.40%)	2.43%
Bloomberg Barclays U.S. Long Treasury Bond Index		(2.58%)	(3.56%)	3.30%
Daily Price Movement of Long Treasury Bond**		(4.41%)	(6.38%)	0.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 14.7%
Guggenheim Strategy Fund II1	230,739	$5,763,857
Guggenheim Strategy Fund I1	209,909	5,258,228
Total Mutual Funds
(Cost $10,993,714)		11,022,085

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 80.7%
U.S. Treasury Bond
3.00% due 08/15/48	$63,000,000	60,607,969
Total U.S. Government Securities
(Cost $61,654,519)		60,607,969

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	665,000	664,077
Total U.S. Treasury Bills
(Cost $664,080)		664,077

REPURCHASE AGREEMENTS††,4 - 3.0%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	1,259,489	1,259,489
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	622,303	622,303
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	414,869	414,869
Total Repurchase Agreements
(Cost $2,296,661)		2,296,661

Total Investments - 99.3%
(Cost $75,608,974)		$74,590,792
Other Assets & Liabilities, net - 0.7%		499,749
Total Net Assets - 100.0%		$75,090,541

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	217	Dec 2018	$33,472,250	$(484,594)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,022,085	$—	$—	$11,022,085
U.S. Government Securities	—	60,607,969	—	60,607,969
U.S. Treasury Bills	—	664,077	—	664,077
Repurchase Agreements	—	2,296,661	—	2,296,661
Total Assets	$11,022,085	$63,568,707	$—	$74,590,792

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$484,594	$—	$—	$484,594

**	This derivative is reported as unrealized appreciation/(depreciation) at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$3,958,308	$4,000,000	$(2,700,000)	$12,826	$(12,906)	$5,258,228	209,909	$66,579
Guggenheim Strategy Fund II	5,370,039	2,150,000	(1,750,000)	3,299	(9,481)	5,763,857	230,739	82,878
	$9,328,347	$6,150,000	$(4,450,000)	$16,125	$(22,387)	$11,022,085		$149,457

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $62,318,599)	$61,272,046
Investments in affiliated issuers, at value (cost $10,993,714)	11,022,085
Repurchase agreements, at value (cost $2,296,661)	2,296,661
Segregated cash with broker	55,451
Receivables:
Fund shares sold	11,028,381
Securities sold	384,813
Interest	244,873
Dividends	25,803
Total assets	86,330,113

Liabilities:
Payable for:
Fund shares redeemed	11,039,991
Variation margin	81,375
Management fees	33,191
Transfer agent and administrative fees	13,277
Distribution and service fees	11,616
Distributions to shareholders	10,962
Portfolio accounting fees	6,638
Trustees’ fees*	72
Miscellaneous	42,450
Total liabilities	11,239,572
Commitments and contingent liabilities (Note 12)	—
Net assets	$75,090,541

Net assets consist of:
Paid in capital	$86,143,974
Total distributable earnings (loss)	(11,053,433)
Net assets	$75,090,541

Investor Class:
Net assets	$19,548,199
Capital shares outstanding	402,447
Net asset value per share	$48.57

A-Class:
Net assets	$2,168,893
Capital shares outstanding	44,301
Net asset value per share	$48.96
Maximum offering price per share (Net asset value divided by 95.25%)	$51.40

C-Class:
Net assets	$1,680,489
Capital shares outstanding	34,560
Net asset value per share	$48.63

H-Class:
Net assets	$51,692,960
Capital shares outstanding	1,055,465
Net asset value per share	$48.98

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$149,457
Interest	1,255,092
Total investment income	1,404,549

Expenses:
Management fees	240,543
Distribution and service fees:
A-Class	5,997
C-Class	3,938
H-Class	74,411
Transfer agent and administrative fees	96,218
Portfolio accounting fees	48,108
Registration fees	44,500
Trustees’ fees*	14,168
Custodian fees	6,531
Line of credit fees	18
Miscellaneous	46,993
Total expenses	581,425
Net investment income	823,124

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(351,371)
Investments in affiliated issuers	16,125
Futures contracts	421,430
Net realized gain	86,184
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,992,042)
Investments in affiliated issuers	(22,387)
Futures contracts	(2,351,724)
Net change in unrealized appreciation (depreciation)	(6,366,153)
Net realized and unrealized loss	(6,279,969)
Net decrease in net assets resulting from operations	$(5,456,845)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$823,124	$1,121,577
Net realized gain (loss) on investments	86,184	(1,119,827)
Net change in unrealized appreciation (depreciation) on investments	(6,366,153)	4,038,359
Net increase (decrease) in net assets resulting from operations	(5,456,845)	4,040,109

Distributions to shareholders:
Investor Class	(292,493)	(430,939)[1]
A-Class	(39,004)	(148,653)[1]
C-Class	(3,499)	(5,867)[1]
H-Class	(488,129)	(537,560)[1]
Total distributions to shareholders	(823,125)	(1,123,019)

Capital share transactions:
Proceeds from sale of shares
Investor Class	278,264,665	480,561,116
A-Class	1,094,082	48,006,370
C-Class	12,212,760	3,110,311
H-Class	289,416,344	971,866,710
Distributions reinvested
Investor Class	256,711	423,760
A-Class	35,745	142,406
C-Class	3,068	5,175
H-Class	484,550	537,560
Cost of shares redeemed
Investor Class	(295,255,278)	(460,559,815)
A-Class	(4,927,134)	(58,360,694)
C-Class	(11,247,747)	(4,201,020)
H-Class	(309,362,608)	(910,224,198)
Net increase (decrease) from capital share transactions	(39,024,842)	71,307,681
Net increase (decrease) in net assets	(45,304,812)	74,224,771

Net assets:
Beginning of period	120,395,353	46,170,582
End of period	$75,090,541	$120,395,353

Capital share activity:
Shares sold
Investor Class	5,571,532	9,202,147
A-Class	21,585	912,601
C-Class	242,926	58,927
H-Class	5,751,831	18,546,801
Shares issued from reinvestment of distributions
Investor Class	5,129	8,102
A-Class	707	2,704
C-Class	61	99
H-Class	9,614	10,236
Shares redeemed
Investor Class	(5,906,395)	(8,804,803)
A-Class	(97,290)	(1,107,132)
C-Class	(222,547)	(79,948)
H-Class	(6,178,079)	(17,322,145)
Net increase (decrease) in shares	(800,926)	1,427,589

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$51.21	$50.49	$58.12	$59.12	$45.80	$48.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.80	.70	.76	.63	.61
Net gain (loss) on investments (realized and unrealized)	(2.64)	.72	(5.50)	(.67)	13.34	(2.76)
Total from investment operations	(2.17)	1.52	(4.80)	.09	13.97	(2.15)
Less distributions from:
Net investment income	(.47)	(.80)	(.72)	(1.09)	(.65)	(.60)
Net realized gains	—	—	(2.11)	—	—	—
Total distributions	(.47)	(.80)	(2.83)	(1.09)	(.65)	(.60)
Net asset value, end of period	$48.57	$51.21	$50.49	$58.12	$59.12	$45.80

Total Return	(4.26%)	3.01%	(8.39%)	0.33%	30.66%	(4.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,548	$37,496	$16,496	$56,419	$61,460	$43,573
Ratios to average net assets:
Net investment income (loss)	1.88%	1.52%	1.21%	1.39%	1.21%	1.22%
Total expenses[d]	1.03%	0.98%	0.98%	0.94%	0.95%	0.97%
Portfolio turnover rate	501%	1,468%	2,490%	2,699%	1,932%	2,661%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$51.62	$50.87	$58.50	$59.47	$46.07	$48.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.69	.63	.64	.51	.48
Net gain (loss) on investments (realized and unrealized)	(2.65)	.74	(5.57)	(.65)	13.42	(2.65)
Total from investment operations	(2.24)	1.43	(4.94)	(.01)	13.93	(2.17)
Less distributions from:
Net investment income	(.42)	(.68)	(.58)	(.96)	(.53)	(.49)
Net realized gains	—	—	(2.11)	—	—	—
Total distributions	(.42)	(.68)	(2.69)	(.96)	(.53)	(.49)
Net asset value, end of period	$48.96	$51.62	$50.87	$58.50	$59.47	$46.07

Total Return[c]	(4.37%)	2.78%	(8.54%)	0.12%	30.37%	(4.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,169	$6,158	$15,827	$9,438	$3,879	$1,724
Ratios to average net assets:
Net investment income (loss)	1.63%	1.31%	1.19%	1.16%	0.97%	1.04%
Total expenses[d]	1.28%	1.23%	1.24%	1.20%	1.20%	1.22%
Portfolio turnover rate	501%	1,468%	2,490%	2,699%	1,932%	2,661%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$51.24	$50.52	$58.13	$59.09	$45.79	$48.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.27	.13	.22	.13	.12
Net gain (loss) on investments (realized and unrealized)	(2.61)	.73	(5.47)	(.64)	13.30	(2.71)
Total from investment operations	(2.39)	1.00	(5.34)	(.42)	13.43	(2.59)
Less distributions from:
Net investment income	(.22)	(.28)	(.16)	(.54)	(.13)	(.13)
Net realized gains	—	—	(2.11)	—	—	—
Total distributions	(.22)	(.28)	(2.27)	(.54)	(.13)	(.13)
Net asset value, end of period	$48.63	$51.24	$50.52	$58.13	$59.09	$45.79

Total Return[c]	(4.67%)	1.97%	(9.24%)	(0.62%)	29.37%	(5.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,680	$724	$1,770	$3,276	$2,873	$3,198
Ratios to average net assets:
Net investment income (loss)	0.89%	0.52%	0.22%	0.41%	0.26%	0.34%
Total expenses[d]	2.03%	1.98%	1.97%	1.95%	1.95%	1.97%
Portfolio turnover rate	501%	1,468%	2,490%	2,699%	1,932%	2,661%

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$51.64	$50.91	$58.55	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.69	.58	.61	.28
Net gain (loss) on investments (realized and unrealized)	(2.66)	.72	(5.53)	(.54)	10.59
Total from investment operations	(2.24)	1.41	(4.95)	.07	10.87
Less distributions from:
Net investment income	(.42)	(.68)	(.58)	(.96)	(.26)
Net realized gains	—	—	(2.11)	—	—
Total distributions	(.42)	(.68)	(2.69)	(.96)	(.26)
Net asset value, end of period	$48.98	$51.64	$50.91	$58.55	$59.44

Total Return	(4.37%)	2.74%	(8.55%)	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,693	$76,018	$12,077	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.64%	1.31%	1.00%	1.11%	0.89%
Total expenses[d]	1.28%	1.23%	1.22%	1.20%	1.18%
Portfolio turnover rate	501%	1,468%	2,490%	2,699%	1,932%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

[f]	Reverse Share Split — Per share amounts for the years presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	10.8%
Guggenheim Strategy Fund II	10.7%
Total	21.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	3.67%	4.63%	(5.83%)	(8.15%)
A-Class Shares	3.51%	4.36%	(6.07%)	(8.38%)
A-Class Shares with sales charge‡	(1.40%)	(0.61%)	(6.98%)	(8.83%)
C-Class Shares	3.12%	3.58%	(6.78%)	(9.07%)
C-Class Shares with CDSC§	2.12%	2.58%	(6.78%)	(9.07%)
Bloomberg Barclays U.S. Long Treasury Bond Index	(2.58%)	(3.56%)	4.41%	5.45%
Daily Price Movement of Long Treasury Bond	(4.41%)	(6.38%)	1.54%	1.53%
		6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares		3.51%	4.29%	(4.64%)
Bloomberg Barclays U.S. Long Treasury Bond Index		(2.58%)	(3.56%)	3.30%
Daily Price Movement of Long Treasury Bond		(4.41%)	(6.38%)	0.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 21.5%
Guggenheim Strategy Fund I1	403,967	$10,119,381
Guggenheim Strategy Fund II1	404,228	10,097,627
Total Mutual Funds
(Cost $20,052,765)		20,217,008

	Face Amount

FEDERAL AGENCY NOTES†† - 75.2%
Federal Home Loan Bank[9]
2.28% due 09/20/19[2]	$14,000,000	13,997,578
2.00% due 10/26/22[2]	12,500,000	12,471,875
2.20% due 09/13/22[2]	10,000,000	9,991,930
0.88% due 10/01/18	2,500,000	2,500,000
Freddie Mac[3]
1.75% due 10/26/22[2]	12,500,000	12,495,962
1.75% due 11/02/22[2]	2,500,000	2,492,750
5.00% due 12/14/18	1,855,000	1,865,310
Federal Farm Credit Bank[9]
2.19% (U.S. Prime Rate -3.06%, Rate Floor: 0.00%) due 06/05/19[4]	5,000,000	4,995,720
2.17% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 03/12/19[4]	4,500,000	4,497,540
2.22% (3 Month USD LIBOR - 0.12%, Rate Floor: 0.00%) due 01/27/20[4]	900,000	900,315
2.28% (3 Month USD LIBOR - 0.06%, Rate Floor: 0.00%) due 10/25/19[4]	800,000	800,865
1.45% due 03/20/19	500,000	497,721
2.36% (3 Month USD LIBOR - 0.01%, Rate Floor: 0.00%) due 09/23/19[4]	350,000	350,401
Fannie Mae[3]
1.13% due 12/14/18	2,835,000	2,828,599
Total Federal Agency Notes
(Cost $70,744,254)		70,686,566

U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bills 2.00% due 10/25/18[5,6]	602,000	601,165
Total U.S. Treasury Bills
(Cost $601,167)		601,165

REPURCHASE AGREEMENTS††,7 - 81.5%
Individual Repurchase Agreements[8]
Mizuho Financial Group, Inc. Issued 09/28/18 at 1.95% due 10/01/18 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 08/15/2048 as collateral, with a value of $41,039,213) to be repurchased at $40,092,736.	40,079,376	40,079,376
Barclays Capital Issued 09/28/18 at 1.90% due 10/01/18 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 08/15/2048 as collateral, with a value of $33,718,443) to be repurchased at $33,062,767.	33,051,750	33,051,750
Joint Repurchase Agreements[7]
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	1,949,113	1,949,113
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	963,040	963,040
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	642,027	642,027
Total Repurchase Agreements
(Cost $76,685,306)		76,685,306

Total Investments - 178.9%
(Cost $168,083,492)		$168,190,045

U.S. Government Securities Sold Short†† - (79.4)%
U.S. Treasury Bonds
3.00% due 08/15/48	77,600,000	(74,653,625)
Total U.S. Government Securities Sold Short
(Proceeds $76,908,194)		(74,653,625)
Other Assets & Liabilities, net - 0.5%		507,412
Total Net Assets - 100.0%		$94,043,832

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	146	Dec 2018	$22,520,500	$677,826

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as short security collateral at September 30, 2018.
[9]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
LIBOR— London Interbank Offered Rate
USD — Unites States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$20,217,008	$—	$—	$20,217,008
Federal Agency Notes	—	70,686,566	—	70,686,566
U.S. Treasury Bills	—	601,165	—	601,165
Repurchase Agreements	—	76,685,306	—	76,685,306
Interest Rate Futures Contracts**	677,826	—	—	677,826
Total Assets	$20,894,834	$147,973,037	$—	$168,867,871

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$74,653,625	$—	$74,653,625

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Range of future rates	Range of future step up dates
Federal Home Loan Banks 2.20% Due 09/13/22	2.45%	12/14/18	2.70% - 5.95%	03/14/19 - 09/13/22
Federal Home Loan Banks 2.00% Due 10/26/22	2.50%	01/27/19	2.75% - 6.00%	04/27/19 - 10/26/22
Federal Home Loan Banks 2.28% Due 09/20/19	2.53%	12/21/18	2.78% - 3.03%	03/21/19 - 09/20/19
Freddie Mac 1.75% Due 10/26/22	2.25%	10/27/18	2.75% - 5.75%	04/27/19 - 10/26/22
Freddie Mac 1.75% Due 11/02/22	2.25%	11/03/18	2.75% - 5.50%	05/03/19 - 11/02/22

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$10,119,381	$—	$—	$—	$—	$10,119,381	403,967	$139,383
Guggenheim Strategy Fund II	10,109,753	—	—	—	(12,126)	10,097,627	404,228	154,084
	$20,229,134	$—	$—	$—	$(12,126)	$20,217,008		$293,467

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $71,345,421)	$71,287,731
Investments in affiliated issuers, at value (cost $20,052,765)	20,217,008
Repurchase agreements, at value (cost $76,685,306)	76,685,306
Receivables:
Securities sold	673,422
Interest	260,597
Fund shares sold	204,750
Variation margin	54,750
Dividends	46,826
Total assets	169,430,390

Liabilities:
Securities sold short, at value (proceeds $76,908,194)	74,653,625
Payable for:
Interest	297,326
Fund shares redeemed	280,098
Management fees	69,444
Transfer agent and administrative fees	19,290
Distribution and service fees	12,200
Portfolio accounting fees	7,716
Trustees’ fees*	91
Miscellaneous	46,768
Total liabilities	75,386,558
Commitments and contingent liabilities (Note 12)	—
Net assets	$94,043,832

Net assets consist of:
Paid in capital	$365,396,575
Total distributable earnings (loss)	(271,352,743)
Net assets	$94,043,832

Investor Class:
Net assets	$64,591,310
Capital shares outstanding	1,798,947
Net asset value per share	$35.91

A-Class:
Net assets	$13,675,655
Capital shares outstanding	396,781
Net asset value per share	$34.47
Maximum offering price per share (Net asset value divided by 95.25%)	$36.19

C-Class:
Net assets	$10,173,572
Capital shares outstanding	338,004
Net asset value per share	$30.10

H-Class:
Net assets	$5,603,295
Capital shares outstanding	162,202
Net asset value per share	$34.55

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$293,467
Interest	1,636,439
Total investment income	1,929,906

Expenses:
Management fees	502,744
Distribution and service fees:
A-Class	16,393
C-Class	81,923
H-Class	8,478
Transfer agent and administrative fees	139,651
Short interest expense	1,474,371
Portfolio accounting fees	55,860
Trustees’ fees*	19,424
Custodian fees	7,606
Miscellaneous	103,468
Total expenses	2,409,918
Net investment loss	(480,012)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,420
Futures contracts	(416,013)
Securities sold short	(1,498,228)
Net realized loss	(1,912,821)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19,264
Investments in affiliated issuers	(12,126)
Securities sold short	5,276,929
Futures contracts	1,079,232
Net change in unrealized appreciation (depreciation)	6,363,299
Net realized and unrealized gain	4,450,478
Net increase in net assets resulting from operations	$3,970,466

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(480,012)	$(2,319,962)
Net realized loss on investments	(1,912,821)	(580,260)
Net change in unrealized appreciation (depreciation) on investments	6,363,299	(3,047,661)
Net increase (decrease) in net assets resulting from operations	3,970,466	(5,947,883)

Capital share transactions:
Proceeds from sale of shares
Investor Class	85,984,969	392,306,123
A-Class	6,548,609	12,549,736
C-Class	15,137,798	4,801,878
H-Class	150,863,861	910,494,247
Cost of shares redeemed
Investor Class	(102,443,667)	(394,861,848)
A-Class	(7,840,737)	(16,047,733)
C-Class	(23,640,336)	(8,746,196)
H-Class	(150,255,353)	(948,757,756)
Net decrease from capital share transactions	(25,644,856)	(48,261,549)
Net decrease in net assets	(21,674,390)	(54,209,432)

Net assets:
Beginning of period	115,718,222	169,927,654
End of period	$94,043,832	$115,718,222

Capital share activity:
Shares sold
Investor Class	2,447,823	11,336,424
A-Class	195,652	374,801
C-Class	513,915	162,474
H-Class	4,439,388	27,088,719
Shares redeemed
Investor Class	(2,903,847)	(11,417,169)
A-Class	(232,966)	(478,816)
C-Class	(802,757)	(297,115)
H-Class	(4,422,710)	(28,200,385)
Net decrease in shares	(765,502)	(1,431,067)

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$34.64	$36.02	$34.27	$35.78	$46.01	$43.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.56)	(.88)	(1.15)	(1.15)	(1.65)
Net gain (loss) on investments (realized and unrealized)	1.39	(.82)	2.63	(.36)	(9.08)	3.72
Total from investment operations	1.27	(1.38)	1.75	(1.51)	(10.23)	2.07
Net asset value, end of period	$35.91	$34.64	$36.02	$34.27	$35.78	$46.01

Total Return	3.67%	(3.83%)	5.08%	(4.22%)	(22.23%)	4.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,591	$78,110	$84,123	$89,071	$105,696	$177,735
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(1.63%)	(2.59%)	(3.07%)	(2.80%)	(3.46%)
Total expenses[d,g]	4.12%	3.71%	3.38%	3.48%	3.15%	3.50%
Portfolio turnover rate	311%	908%	1,436%	838%	2,190%	1,097%

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$33.30	$34.71	$33.11	$34.66	$44.68	$42.77
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.63)	(.94)	(1.20)	(1.23)	(1.73)
Net gain (loss) on investments (realized and unrealized)	1.33	(.78)	2.54	(.35)	(8.79)	3.64
Total from investment operations	1.17	(1.41)	1.60	(1.55)	(10.02)	1.91
Net asset value, end of period	$34.47	$33.30	$34.71	$33.11	$34.66	$44.68

Total Return[c]	3.51%	(4.06%)	4.83%	(4.47%)	(22.43%)	4.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,676	$14,455	$18,678	$17,676	$21,580	$49,859
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.90%)	(2.85%)	(3.32%)	(3.06%)	(3.73%)
Total expenses[d,g]	4.37%	3.97%	3.67%	3.75%	3.40%	3.78%
Portfolio turnover rate	311%	908%	1,436%	838%	2,190%	1,097%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$29.19	$30.65	$29.46	$31.07	$40.35	$38.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.77)	(1.05)	(1.31)	(1.36)	(1.86)
Net gain (loss) on investments (realized and unrealized)	1.16	(.69)	2.24	(.30)	(7.92)	3.29
Total from investment operations	.91	(1.46)	1.19	(1.61)	(9.28)	1.43
Net asset value, end of period	$30.10	$29.19	$30.65	$29.46	$31.07	$40.35

Total Return[c]	3.12%	(4.76%)	4.04%	(5.18%)	(23.00%)	3.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,174	$18,296	$23,343	$27,899	$35,874	$57,323
Ratios to average net assets:
Net investment income (loss)	(1.71%)	(2.63%)	(3.59%)	(4.08%)	(3.78%)	(4.45%)
Total expenses[d,g]	5.14%	4.71%	4.41%	4.50%	4.14%	4.49%
Portfolio turnover rate	311%	908%	1,436%	838%	2,190%	1,097%

174 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$33.38	$34.83	$33.12	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.65)	(.92)	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	1.33	(.80)	2.63	(.40)	(6.66)
Total from investment operations	1.17	(1.45)	1.71	(1.55)	(7.18)
Net asset value, end of period	$34.55	$33.38	$34.83	$33.12	$34.67

Total Return	3.51%	(4.16%)	5.13%	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,603	$4,858	$43,784	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.94%)	(2.80%)	(3.17%)	(2.75%)
Total expenses[d,g]	4.36%	4.00%	3.60%	3.61%	3.07%
Portfolio turnover rate	311%	908%	1,436%	838%	2,190%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the Class.

[f]	Reverse share split — Per share amounts for March 31, 2014 have been restated to reflect a 1:5 reverse effective February 21, 2014.
[g]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the period ended September 30 and years ended March 31 were as follows:

	09/30/18	03/29/18	03/31/17	03/31/16	03/31/15	03/31/14
Investor Class	1.48%	1.43%	1.43%	1.40%	1.40%	1.41%
A-Class	1.73%	1.68%	1.63%	1.65%	1.65%	1.66%
C-Class	2.48%	2.43%	2.43%	2.40%	2.41%	2.41%
H-Class	1.73%	1.68%	1.68%	1.65%	1.60%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 175

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	4.0%
Guggenheim Strategy Fund I	3.9%
Guggenheim Strategy Fund III	2.8%
Total	10.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	3.05%	1.94%	4.78%	7.13%
A-Class Shares with sales charge‡	(1.84%)	(2.89%)	3.76%	6.61%
C-Class Shares	2.76%	1.28%	3.98%	6.32%
C-Class Shares with CDSC§	1.76%	0.36%	3.98%	6.32%
H-Class Shares	3.19%	2.06%	4.74%	7.15%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%
Bloomberg Barclays U.S. Corporate High Yield Index	3.46%	3.05%	5.54%	9.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

176 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 10.7%
Guggenheim Strategy Fund II1	426,392	$10,651,269
Guggenheim Strategy Fund I1	415,202	10,400,816
Guggenheim Strategy Fund III[1]	293,670	7,341,746
Total Mutual Funds
(Cost $28,224,911)		28,393,831

	Face Amount

FEDERAL AGENCY NOTES†† - 62.7%
Federal Farm Credit Bank[4]
2.29% (U.S. Prime Rate -2.96%, Rate Floor: 0.00%) due 03/18/20[2]	$50,000,000	49,978,219
2.27% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 11/12/20[2]	50,000,000	49,926,401
2.30% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 09/25/19[2]	48,000,000	47,985,841
1.06% due 11/09/18	1,000,000	998,497
Federal Home Loan Bank[4]
1.38% due 03/18/19	7,410,000	7,376,233
2.00% due 10/26/22[3]	5,935,000	5,921,646
2.02% (1 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 10/16/18[2]	4,500,000	4,499,785
Total Federal Agency Notes
(Cost $166,731,237)		166,686,622

FEDERAL AGENCY DISCOUNT NOTES†† - 20.0%
Federal Home Loan Bank[4]
2.12% due 11/02/18[5]	40,000,000	39,924,622
1.85% due 10/01/18[5]	5,000,000	5,000,000
2.16% due 12/14/18[5]	3,400,000	3,384,765
Farmer Mac
1.96% due 10/01/18[5]	5,000,000	5,000,000
Total Federal Agency Discount Notes
(Cost $53,309,526)		53,309,387

U.S. TREASURY BILLS†† - 2.2%
U.S. Treasury Bills
2.00% due 10/25/18[5,6]	5,902,000	5,893,811
Total U.S. Treasury Bills
(Cost $5,893,836)		5,893,811

REPURCHASE AGREEMENTS††,7 - 2.1%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[8]	3,067,223	3,067,223
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[8]	1,515,490	1,515,490
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[8]	1,010,326	1,010,326
Total Repurchase Agreements
(Cost $5,593,039)		5,593,039

Total Investments - 97.7%
(Cost $259,752,549)		$259,876,690
Other Assets & Liabilities, net - 2.3%		6,118,390
Total Net Assets - 100.0%		$265,995,080

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	2,193	Dec 2018	$246,695,368	$(1,539,767)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.31	5.00%	Quarterly	12/20/23	$136,820,000	$9,981,019	$9,900,469	$80,550
Goldman Sachs International	ICE	CDX.NA.HY.31	5.00%	Quarterly	12/20/23	97,700,000	7,127,215	6,910,777	216,438
							$17,108,234	$16,811,246	$296,988

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 177

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††,9
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	1.72%	At Maturity	10/29/18	209,867	$18,140,903	$50,368

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is a step up bond, with a 2.25% coupon rate until 01/26/2019. Future rates range from 2.50% to 6.00% with future step up dates ranging from 01/27/19 to 10/26/22.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as collateral for futures and credit default swaps at September 30, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[9]	Total return based on iShares iBoxx$ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective September 30, 2018.
CDX.NA.HY.31 Index — Credit Default Swap North American High Yield Series 31 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

178 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$28,393,831	$—	$—	$28,393,831
Federal Agency Notes	—	166,686,622	—	166,686,622
Federal Agency Discount Notes	—	53,309,387	—	53,309,387
U.S. Treasury Bills	—	5,893,811	—	5,893,811
Repurchase Agreements	—	5,593,039	—	5,593,039
Credit Default Swaps**	—	296,988	—	296,988
Equity Index Swap Agreements**	—	50,368	—	50,368
Total Assets	$28,393,831	$231,830,215	$—	$260,224,046

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$1,539,767	$—	$—	$1,539,767

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,901,015	$8,000,000	$(500,001)	$200	$(398)	$10,400,816	415,202	$120,324
Guggenheim Strategy Fund II	10,214,061	450,000	—	—	(12,792)	10,651,269	426,392	160,251
Guggenheim Strategy Fund III	7,350,556	—	—	—	(8,810)	7,341,746	293,670	111,815
	$20,465,632	$8,450,000	$(500,001)	$200	$(22,000)	$28,393,831		$392,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 179

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $225,934,599)	$225,889,820
Investments in affiliated issuers, at value (cost $28,224,911)	28,393,831
Repurchase agreements, at value (cost $5,593,039)	5,593,039
Unamortized upfront premiums paid on credit default swaps	16,811,246
Unrealized appreciation on swap agreements	50,368
Receivables:
Protection fees on credit default swaps	358,294
Variation margin on credit default swap agreements	294,398
Interest	230,715
Variation margin on futures contracts	154,189
Dividends	66,885
Fund shares sold	19,574
Total assets	277,862,359

Liabilities:
Segregated cash due to broker	10,048,952
Payable for:
Securities purchased	998,674
Fund shares redeemed	351,349
Management fees	149,151
Distribution and service fees	51,206
Transfer agent and administrative fees	49,717
Portfolio accounting fees	19,538
Trustees’ fees*	239
Miscellaneous	198,453
Total liabilities	11,867,279
Commitments and contingent liabilities (Note 12)	—
Net assets	$265,995,080

Net assets consist of:
Paid in capital	$263,820,204
Total distributable earnings (loss)	2,174,876
Net assets	$265,995,080

A-Class:
Net assets	$9,199,725
Capital shares outstanding	383,741
Net asset value per share	$23.97
Maximum offering price per share (Net asset value divided by 95.25%)	$25.17

C-Class:
Net assets	$2,589,152
Capital shares outstanding	122,148
Net asset value per share	$21.20

H-Class:
Net assets	$254,206,203
Capital shares outstanding	10,604,714
Net asset value per share	$23.97

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$392,390
Interest	2,162,055
Total investment income	2,554,445

Expenses:
Management fees	978,855
Distribution and service fees:
A-Class	11,252
C-Class	18,881
H-Class	310,314
Transfer agent and administrative fees	326,285
Portfolio accounting fees	127,477
Trustees’ fees*	32,613
Custodian fees	17,953
Miscellaneous	258,943
Total expenses	2,082,573
Net investment income	471,872

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,317
Investments in affiliated issuers	200
Swap agreements	8,191,061
Futures contracts	(422,734)
Net realized gain	7,780,844
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36,885)
Investments in affiliated issuers	(22,000)
Swap agreements	338,281
Futures contracts	(1,655,553)
Net change in unrealized appreciation (depreciation)	(1,376,157)
Net realized and unrealized gain	6,404,687
Net increase in net assets resulting from operations	$6,876,559

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

180 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$471,872	$(1,549,349)
Net realized gain on investments	7,780,844	12,969,919
Net change in unrealized appreciation (depreciation) on investments	(1,376,157)	(4,037,725)
Net increase in net assets resulting from operations	6,876,559	7,382,845

Distributions to shareholders:
A-Class	—	(808,414)[1]
C-Class	—	(343,527)[1]
H-Class	—	(14,307,211)[1]
Total distributions to shareholders	—	(15,459,152)

Capital share transactions:
Proceeds from sale of shares
A-Class	25,871,825	4,132,795
C-Class	2,512,622	2,367,010
H-Class	347,345,942	758,072,990
Distributions reinvested
A-Class	—	712,264
C-Class	—	313,558
H-Class	—	14,238,897
Cost of shares redeemed
A-Class	(25,446,403)	(16,256,133)
C-Class	(4,020,596)	(2,936,866)
H-Class	(123,426,214)	(1,176,443,671)
Net increase (decrease) from capital share transactions	222,837,176	(415,799,156)
Net increase (decrease) in net assets	229,713,735	(423,875,463)

Net assets:
Beginning of period	36,281,345	460,156,808
End of period	$265,995,080	$36,281,345

Capital share activity:
Shares sold
A-Class	1,086,671	165,437
C-Class	121,354	109,367
H-Class	14,822,797	30,599,728
Shares issued from reinvestment of distributions
A-Class	—	30,232
C-Class	—	14,974
H-Class	—	604,881
Shares redeemed
A-Class	(1,065,170)	(653,468)
C-Class	(192,750)	(133,785)
H-Class	(5,245,037)	(47,791,096)
Net increase (decrease) in shares	9,527,865	(17,053,730)

[1]	For the year ended March 29, 2018, the total distributions from net investment income and net realized gains were as follows (see Note 11).

Net investment income
A-Class	$(665,790)
C-Class	(282,920)
H-Class	(11,783,060)
Net realized gains
A-Class	$(142,624)
C-Class	(60,607)
H-Class	(2,524,151)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 181

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$23.26	$24.74	$23.32	$23.84	$22.89	$25.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.08)	(.20)	(.09)	(.15)	(.30)
Net gain (loss) on investments (realized and unrealized)	.67	.62	2.09	.46	1.10	2.13
Total from investment operations	.71	.54	1.89	.37	.95	1.83
Less distributions from:
Net investment income	—	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	—	(.36)	—	—	—	(2.96)
Total distributions	—	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$23.97	$23.26	$24.74	$23.32	$23.84	$22.89

Total Return[c]	3.05%	2.08%	8.24%	1.66%	4.06%	7.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,200	$8,427	$20,290	$11,787	$10,123	$12,499
Ratios to average net assets:
Net investment income (loss)	0.38%	(0.31%)	(0.85%)	(0.40%)	(0.63%)	(1.21%)
Total expenses[d]	1.58%	1.52%	1.51%	1.49%	1.50%	1.53%
Portfolio turnover rate	2%	422%	97%	521%	393%	205%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$20.63	$22.33	$21.25	$22.01	$21.29	$23.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.22)	(.36)	(.19)	(.27)	(.44)
Net gain (loss) on investments (realized and unrealized)	.61	.54	1.91	.32	.99	2.00
Total from investment operations	.57	.32	1.55	.13	.72	1.56
Less distributions from:
Net investment income	—	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	—	(.36)	—	—	—	(2.96)
Total distributions	—	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$21.20	$20.63	$22.33	$21.25	$22.01	$21.29

Total Return[c]	2.76%	1.35%	7.38%	0.70%	3.33%	6.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,589	$3,994	$4,533	$2,020	$3,632	$5,100
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(1.00%)	(1.65%)	(0.89%)	(1.25%)	(1.89%)
Total expenses[d]	2.33%	2.27%	2.26%	2.24%	2.25%	2.28%
Portfolio turnover rate	2%	422%	97%	521%	393%	205%

182 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$23.23	$24.72	$23.31	$23.90	$22.94	$25.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.10)	(.18)	(.15)	(.19)	(.24)
Net gain (loss) on investments (realized and unrealized)	.70	.63	2.06	.45	1.15	2.16
Total from investment operations	.74	.53	1.88	.30	.96	1.92
Less distributions from:
Net investment income	—	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	—	(.36)	—	—	—	(2.96)
Total distributions	—	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$23.97	$23.23	$24.72	$23.31	$23.90	$22.94

Total Return	3.19%	2.08%	8.15%	1.36%	4.14%	7.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254,206	$23,860	$435,334	$783,018	$621,455	$87,315
Ratios to average net assets:
Net investment income (loss)	0.37%	(0.41%)	(0.74%)	(0.64%)	(0.81%)	(0.97%)
Total expenses[d]	1.58%	1.52%	1.51%	1.49%	1.46%	1.53%
Portfolio turnover rate	2%	422%	97%	521%	393%	205%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 183

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	37.9%
Guggenheim Strategy Fund II	37.8%
Total	75.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(2.52%)	(1.74%)	(7.26%)	(10.96%)
A-Class Shares with sales charge‡	(7.15%)	(6.41%)	(8.16%)	(11.40%)
C-Class Shares	(2.88%)	(2.47%)	(7.83%)	(11.58%)
C-Class Shares with CDSC§	(3.85%)	(3.45%)	(7.83%)	(11.58%)
H-Class Shares	(2.53%)	(1.79%)	(6.88%)	(10.77%)
S&P 500 Index	11.41%	17.91%	13.95%	11.97%
Bloomberg Barclays U.S. Corporate High Yield Index	3.46%	3.05%	5.54%	9.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

184 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 75.7%
Guggenheim Strategy Fund I1	38,444	$963,016
Guggenheim Strategy Fund II1	38,414	959,579
Total Mutual Funds
(Cost $1,907,320)		1,922,595

	Face Amount

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	$15,000	14,979
Total U.S. Treasury Bills
(Cost $14,979)		14,979

REPURCHASE AGREEMENTS††,4 - 20.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	290,328	290,328
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	143,448	143,448
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	95,632	95,632
Total Repurchase Agreements
(Cost $529,408)		529,408

Total Investments - 97.1%
(Cost $2,451,707)		$2,466,982
Other Assets & Liabilities, net - 2.9%		72,711
Total Net Assets - 100.0%		$2,539,693

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	22	Dec 2018	$2,474,828	$18,272

Centrally Cleared Credit Default Swaps Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.31 Index	5.00%	Quarterly	12/20/23	$2,370,000	$(172,892)	$(169,620)	$(3,272)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.31 Index — Credit Default Swap North American High Yield Series 31 Index
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 185

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,922,595	$—	$—	$1,922,595
U.S. Treasury Bills	—	14,979	—	14,979
Repurchase Agreements	—	529,408	—	529,408
Interest Rate Futures Contracts**	18,272	—	—	18,272
Total Assets	$1,940,867	$544,387	$—	$2,485,254

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps**	$—	$3,272	$—	$3,272

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,073,016	$—	$(110,000)	$(307)	$307	$963,016	38,444	$13,354
Guggenheim Strategy Fund II	1,070,732	—	(110,000)	(264)	(889)	959,579	38,414	14,749
	$2,143,748	$—	$(220,000)	$(571)	$(582)	$1,922,595		$28,103

186 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $14,979)	$14,979
Investments in affiliated issuers, at value (cost $1,907,320)	1,922,595
Repurchase agreements, at value (cost $529,408)	529,408
Segregated cash with broker	250,086
Receivables:
Dividends	4,453
Interest	99
Total assets	2,721,620

Liabilities:
Unamortized upfront premiums received on credit default swaps	169,620
Payable for:
Protection fees payable from credit default swap	3,621
Variation margin on credit default swap agreements	3,272
Management fees	1,624
Variation margin on futures contracts	1,547
Distribution and service fees	1,068
Transfer agent and administrative fees	541
Portfolio accounting fees	216
Trustees’ fees*	5
Miscellaneous	413
Total liabilities	181,927
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,539,693

Net assets consist of:
Paid in capital	$16,774,918
Total distributable earnings (loss)	(14,235,225)
Net assets	$2,539,693

A-Class:
Net assets	$849,580
Capital shares outstanding	13,559
Net asset value per share	$62.66
Maximum offering price per share (Net asset value divided by 95.25%)	$65.78

C-Class:
Net assets	$855,403
Capital shares outstanding	14,747
Net asset value per share	$58.01

H-Class:
Net assets	$834,710
Capital shares outstanding	12,998
Net asset value per share	$64.22

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$28,103
Interest	37,399
Total investment income	65,502

Expenses:
Management fees	23,936
Distribution and service fees:
A-Class	1,799
C-Class	4,287
H-Class	5,108
Transfer agent and administrative fees	7,979
Registration fees	4,858
Portfolio accounting fees	3,192
Trustees’ fees*	1,390
Custodian fees	444
Line of credit fees	1
Miscellaneous	455
Total expenses	53,449
Net investment income	12,053

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(571)
Swap agreements	(286,646)
Futures contracts	(20,409)
Net realized loss	(307,626)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(582)
Swap agreements	20,641
Futures contracts	56,472
Net change in unrealized appreciation (depreciation)	76,531
Net realized and unrealized loss	(231,095)
Net decrease in net assets resulting from operations	$(219,042)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 187

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$12,053	$(18,753)
Net realized loss on investments	(307,626)	(332,311)
Net change in unrealized appreciation (depreciation) on investments	76,531	(40,159)
Net decrease in net assets resulting from operations	(219,042)	(391,223)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,978,520	71,577,701
C-Class	631,741	771,206
H-Class	35,391,126	182,822,905
Cost of shares redeemed
A-Class	(11,847,514)	(63,476,613)
C-Class	(521,846)	(1,008,057)
H-Class	(43,142,978)	(188,837,575)
Net increase (decrease) from capital share transactions	(15,510,951)	1,849,567
Net increase (decrease) in net assets	(15,729,993)	1,458,344

Net assets:
Beginning of period	18,269,686	16,811,342
End of period	$2,539,693	$18,269,686

Capital share activity:
Shares sold
A-Class	62,353	1,105,394
C-Class	10,704	12,783
H-Class	538,454	2,774,508
Shares redeemed
A-Class	(184,855)	(983,238)
C-Class	(8,829)	(16,819)
H-Class	(658,320)	(2,861,058)
Net increase (decrease) in shares	(240,493)	31,570

188 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$64.28	$65.78	$71.69	$76.94	$85.28	$95.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	(.07)	(.51)	(.80)	(.84)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(1.80)	(1.43)	(5.40)	(4.45)	(7.50)	(9.23)
Total from investment operations	(1.62)	(1.50)	(5.91)	(5.25)	(8.34)	(10.63)
Net asset value, end of period	$62.66	$64.28	$65.78	$71.69	$76.94	$85.28

Total Return[c]	(2.52%)	(2.28%)	(8.26%)	(6.81%)	(9.59%)	(11.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$850	$8,746	$915	$2,642	$372	$5,155
Ratios to average net assets:
Net investment income (loss)	0.57%	(0.12%)	(0.74%)	(1.07%)	(1.02%)	(1.52%)
Total expenses[d]	1.58%	1.52%	1.52%	1.50%	1.52%	1.54%
Portfolio turnover rate	—	41%	480%	1,722%	784%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$59.73	$61.63	$67.67	$73.24	$81.11	$91.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.39)	(.85)	(1.16)	(1.20)	(2.00)
Net gain (loss) on investments (realized and unrealized)	(1.71)	(1.51)	(5.19)	(4.41)	(6.67)	(8.82)
Total from investment operations	(1.72)	(1.90)	(6.04)	(5.57)	(7.87)	(10.82)
Net asset value, end of period	$58.01	$59.73	$61.63	$67.67	$73.24	$81.11

Total Return[c]	(2.88%)	(3.08%)	(8.97%)	(7.59%)	(9.49%)	(11.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$855	$769	$1,042	$1,653	$734	$1,561
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.65%)	(1.32%)	(1.60%)	(1.53%)	(2.28%)
Total expenses[d]	2.34%	2.27%	2.27%	2.25%	2.25%	2.30%
Portfolio turnover rate	—	41%	480%	1,722%	784%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 189

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$65.89	$67.70	$72.70	$77.91	$85.66	$96.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	(.12)	(.74)	(.64)	(.76)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(1.80)	(1.69)	(4.26)	(4.57)	(6.99)	(9.10)
Total from investment operations	(1.67)	(1.81)	(5.00)	(5.21)	(7.75)	(10.50)
Net asset value, end of period	$64.22	$65.89	$67.70	$72.70	$77.91	$85.66

Total Return	(2.53%)	(2.67%)	(6.90%)	(6.67%)	(8.84%)	(11.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$835	$8,755	$14,855	$2,513	$2,124	$2,453
Ratios to average net assets:
Net investment income (loss)	0.40%	(0.18%)	(1.06%)	(0.84%)	(0.93%)	(1.50%)
Total expenses[d]	1.57%	1.52%	1.52%	1.50%	1.51%	1.52%
Portfolio turnover rate	—	41%	480%	1,722%	784%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

190 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.43%	0.62%	0.13%	0.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 191

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 40.5%
Federal Farm Credit Bank[1]
2.30% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 09/25/19[2]	$48,000,000	$48,009,198
2.19% (U.S. Prime Rate - 3.06%, Rate Floor: 0.00%) due 06/05/19[2]	40,000,000	39,971,216
2.17% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 03/12/19[2]	23,000,000	22,985,917
2.18% (U.S. Prime Rate - 3.07%, Rate Floor: 0.00%) due 02/20/19[2]	15,000,000	14,999,709
2.16% (Fed Funds Effective Rate - 0.03%, Rate Floor: 0.00%) due 04/25/19[2]	5,000,000	4,998,128
2.29% (3 Month U.S. Treasury Bill Rate + 0.10%, Rate Floor: 0.00%) due 01/25/19[2]	1,000,000	1,000,000
Federal Home Loan Bank[1]
1.38% due 03/18/19	13,830,000	13,771,172
1.25% due 01/16/19	3,740,000	3,729,420
1.02% due 05/24/19	3,485,000	3,453,787
2.00% (1 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/02/18[2]	2,250,000	2,250,095
1.38% due 05/28/19	990,000	983,273
1.88% due 03/08/19	905,000	903,336
2.22% (3 Month USD LIBOR -0.16%, Rate Floor: 0.00%) due 06/27/19[2]	465,000	465,391
1.30% due 02/21/19	200,000	199,188
1.50% due 03/08/19	100,000	99,629
Fannie Mae[3]
1.13% due 10/19/18	7,446,000	7,442,662
1.21% due 03/15/19	5,000,000	4,973,922
1.13% due 01/04/19	3,500,000	3,489,930
Freddie Mac[3]
1.13% due 11/28/18	5,790,000	5,780,735
Farmer Mac
1.20% due 12/12/18	1,000,000	998,014
Total Federal Agency Notes
(Cost $180,504,722)		180,504,722

FEDERAL AGENCY DISCOUNT NOTES†† - 22.2%
Federal Home Loan Bank[1]
2.13% due 12/19/18[4]	44,300,000	44,090,504
2.16% due 12/18/18[4]	44,000,000	43,794,557
2.16% due 12/12/18[4]	4,500,000	4,480,560
2.17% due 12/19/18[4]	2,967,000	2,952,969
2.16% due 12/05/18[4]	1,000,000	996,100
2.20% due 01/04/19[4]	1,000,000	994,194
2.17% due 12/03/18[4]	800,000	797,217
1.78% due 12/03/18[4]	700,000	697,565
Total Federal Agency Discount Notes
(Cost $98,803,666)		98,803,666

U.S. TREASURY BILLS†† - 2.4%
U.S. Treasury Bill
2.29% due 03/21/19[4]	11,100,000	10,978,653
Total U.S. Treasury Bills
(Cost $10,978,653)		10,978,653

REPURCHASE AGREEMENTS††,5 - 42.7%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	104,304,034	104,304,034
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	51,535,759	51,535,759
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	34,357,173	34,357,173
Total Repurchase Agreements
(Cost $190,196,966)		190,196,966

Total Investments - 107.8%
(Cost $480,484,007)		$480,484,007
Other Assets & Liabilities, net - (7.8)%		(34,765,549)
Total Net Assets - 100.0%		$445,718,458

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

192 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$180,504,722	$—	$180,504,722
Federal Agency Discount Notes	—	98,803,666	—	98,803,666
U.S. Treasury Bills	—	10,978,653	—	10,978,653
Repurchase Agreements	—	190,196,966	—	190,196,966
Total Assets	$—	$480,484,007	$—	$480,484,007

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 193

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value (cost $290,287,041)	$290,287,041
Repurchase agreements, at value (cost $190,196,966)	190,196,966
Receivables:
Fund shares sold	16,953,959
Interest	311,244
Total assets	497,749,210

Liabilities:
Overdraft due to custodian bank	1,647
Payable for:
Fund shares redeemed	51,588,771
Management fees	163,030
Transfer agent and administrative fees	65,213
Portfolio accounting fees	29,078
Distributions to shareholders	1,513
Trustees’ fees*	376
Miscellaneous	181,124
Total liabilities	52,030,752
Commitments and contingent liabilities (Note 12)	—
Net assets	$445,718,458

Net assets consist of:
Paid in capital	$445,643,053
Total distributable earnings (loss)	75,405
Net assets	$445,718,458
Capital shares outstanding	445,621,661
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Interest	$4,494,144
Total investment income	4,494,144

Expenses:
Management fees	1,193,026
Transfer agent and administrative fees	477,215
Registration fees	227,811
Portfolio accounting fees	209,179
Trustees’ fees*	89,311
Custodian fees	32,333
Miscellaneous	208,145
Total expenses	2,437,020
Net investment income	2,057,124

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,372
Net realized gain	3,372
Net increase in net assets resulting from operations	$2,060,496

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

194 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,057,124	$1,142,865
Net realized gain on investments	3,372	36,028
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	2,060,496	1,178,893

Distributions to shareholders:
Total distributions to shareholders	(2,057,124)	(1,140,517)[1]

Capital share transactions:
Proceeds from sale of shares	2,923,954,298	6,610,194,685
Distributions reinvested	2,035,831	1,140,517
Cost of shares redeemed	(3,024,802,696)	(6,694,359,755)
Net decrease from capital share transactions	(98,812,567)	(83,024,553)
Net decrease in net assets	(98,809,195)	(82,986,177)

Net assets:
Beginning of period	544,527,653	627,513,830
End of period	$445,718,458	$544,527,653

Capital share activity:
Shares sold	2,923,954,298	6,610,188,136
Shares issued from reinvestment of distributions	2,032,409	1,146,944
Shares redeemed	(3,024,802,683)	(6,694,359,756)
Net decrease in shares	(98,815,976)	(83,024,676)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

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U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	—	—	(—)[b]	—	(—)[b]	(—)[b]
Total Distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.43%	0.22%	0.01%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$445,718	$544,528	$627,514	$643,872	$694,549	$780,135
Ratios to average net assets:
Net investment income (loss)	0.86%	0.22%	0.00%[c]	0.00%[c]	0.00%[c]	0.00%[c]
Total expenses	1.02%	0.96%	0.95%	0.91%	0.92%	0.93%
Net expenses	1.02%	0.94%[d]	0.47%[d]	0.22%[d]	0.08%[d]	0.09%[d]
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Less than $0.01 per share.
[c]	Less than 0.01%.
[d]	Net expense information reflects the expense ratios after expense waivers.

196 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of fifty-three funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of the U.S. Government Money Market Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2018, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value. With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

198 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend

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income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(i) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective aggregate net assets of each Fund included in the Trust.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

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For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$47,911,581	$—
S&P 500® Fund	Index exposure, Liquidity	5,006,388	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,327,506
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	39,367,790	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	525,973
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	5,507,480	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	255,195	—
Russell 2000® Fund	Index exposure, Liquidity	4,664,688	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	720,323
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	6,115,440	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	56,412,719	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	18,749,406
High Yield Strategy Fund	Duration, Index exposure, Liquidity	244,958,157	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	4,815,863

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. There is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$274,876,596	$—
S&P 500® Fund	Index exposure, Liquidity	13,516,514	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	53,708,223
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	93,546,945	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	9,718,512
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	26,771,179	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	552,274
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	15,567,548	—
Russell 2000® Fund	Index exposure, Liquidity	18,758,856	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	4,975,350
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	9,235,778	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	17,007,863	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$243,520,000	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	4,870,000

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
	Unamortized upfront premiums paid on credit default swaps	Unamortized upfront premiums received on credit default swaps

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2018
Nova Fund	$359,311	$170,007	$—	$—	$529,318
S&P 500® Fund	571	7,773	—	—	8,344
Inverse S&P 500® Strategy Fund	2,326	249	—	—	2,575
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,224,102	288,492	—	—	1,512,594
Inverse NASDAQ-100® Strategy Fund	—	997	—	—	997
Mid-Cap 1.5x Strategy Fund	—	74,531	—	—	74,531
Russell 2000® 1.5x Strategy Fund	355	38,990	—	—	39,345
Russell 2000® Fund	16,889	96,006	—	—	112,895
Inverse Russell 2000® Strategy Fund	20,568	—	—	—	20,568
Dow Jones Industrial Average® Fund	44,898	31,699	—	—	76,597
Inverse Government Long Bond Strategy Fund	—	—	677,826	—	677,826
High Yield Strategy Fund	—	50,368	—	296,988	347,356
Inverse High Yield Strategy Fund	—	—	18,272	—	18,272

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2018
Nova Fund	$—	$132	$—	$—	$132
S&P 500® Fund	—	22	—	—	22
Inverse S&P 500® Strategy Fund	—	42,411	—	—	42,411
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	11,827	—	—	11,827
Inverse NASDAQ-100® Strategy Fund	10,905	48,018	—	—	58,923
Mid-Cap 1.5x Strategy Fund	31,375	—	—	—	31,375
Inverse Mid-Cap Strategy Fund	—	2,303	—	—	2,303
Inverse Russell 2000® Strategy Fund	—	16,162	—	—	16,162
Government Long Bond 1.2x Strategy Fund	—	—	484,594	—	484,594
High Yield Strategy Fund	—	—	1,539,767	—	1,539,767
Inverse High Yield Strategy Fund	—	—	—	3,272	3,272

*

Includes cumulative appreciation (depreciation) of futures contracts and credit default swap agreements as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(1,940,174)	$21,138,958	$—	$—	$19,198,784
S&P 500® Fund	245,218	812,535	—	—	1,057,753
Inverse S&P 500® Strategy Fund	(449,930)	(6,409,690)	—	—	(6,859,620)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	3,341,335	7,838,422	—	—	11,179,757
Inverse NASDAQ-100® Strategy Fund	(45,294)	(1,570,759)	—	—	(1,616,053)
Mid-Cap 1.5x Strategy Fund	106,339	1,646,380	—	—	1,752,719
Inverse Mid-Cap Strategy Fund	1,293	(41,697)	—	—	(40,404)
Russell 2000® 1.5x Strategy Fund	46,949	1,675,947	—	—	1,722,896
Russell 2000® Fund	31,208	2,925,865	—	—	2,957,073
Inverse Russell 2000® Strategy Fund	5,802	(524,970)	—	—	(519,168)
Dow Jones Industrial Average® Fund	286,769	465,968	—	—	752,737
Government Long Bond 1.2x Strategy Fund	—	—	421,430	—	421,430
Inverse Government Long Bond Strategy Fund	—	—	(416,013)	—	(416,013)
High Yield Strategy Fund	—	—	(422,734)	8,191,061	7,768,327
Inverse High Yield Strategy Fund	—	—	(20,409)	(286,646)	(307,055)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$12,335,194	$(553,690)	$—	$—	$11,781,504
S&P 500® Fund	11,139	(178,110)	—	—	(166,971)
Inverse S&P 500® Strategy Fund	13,522	362,934	—	—	376,456
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,318,125	(336,514)	—	—	981,611
Inverse NASDAQ-100® Strategy Fund	(10,905)	(224,856)	—	—	(235,761)
Mid-Cap 1.5x Strategy Fund	381,350	(27,465)	—	—	353,885
Inverse Mid-Cap Strategy Fund	—	1,861	—	—	1,861
Russell 2000® 1.5x Strategy Fund	(6,455)	(61,295)	—	—	(67,750)
Russell 2000® Fund	108,208	(90,112)	—	—	18,096
Inverse Russell 2000® Strategy Fund	(2,231)	(34,127)	—	—	(36,358)
Dow Jones Industrial Average® Fund	43,324	(41,546)	—	—	1,778
Government Long Bond 1.2x Strategy Fund	—	—	(2,351,724)	—	(2,351,724)
Inverse Government Long Bond Strategy Fund	—	—	1,079,232	—	1,079,232
High Yield Strategy Fund	—	—	(1,655,553)	338,281	(1,317,272)
Inverse High Yield Strategy Fund	—	—	56,472	20,641	77,113

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$170,007	$—	$170,007	$—	$—	$170,007
S&P 500® Fund	Swap equity contracts	7,773	—	7,773	—	—	7,773
Inverse S&P 500® Strategy Fund	Swap equity contracts	249	—	249	—	—	249
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	288,492	—	288,492	—	—	288,492
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	997	—	997	—	—	997
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	74,531	—	74,531	—	—	74,531
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	38,990	—	38,990	—	—	38,990
Russell 2000® Fund	Swap equity contracts	96,006	—	96,006	—	—	96,006
Dow Jones Industrial Average® Fund	Swap equity contracts	31,699	—	31,699	—	—	31,699
High Yield Strategy Fund	Swap credit contracts	50,368	—	50,368	—	—	50,368

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$132	$—	$132	$(132)	$—	$—
S&P 500® Fund	Swap equity contracts	22	—	22	(22)	—	—
Inverse S&P 500® Strategy Fund	Swap equity contracts	42,411	—	42,411	(42,411)	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	11,827	—	11,827	(11,827)	—	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	48,018	—	48,018	(38,022)	(9,996)	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	2,303	—	2,303	(2,303)	—	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	16,162	—	16,162	(15,653)	(509)	—

[1]	Exchange-traded futures and centrally cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® Fund	Barclays Bank plc	Total Return Swap agreements	$3,173	$—
S&P 500® Fund Total			3,173	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	4,746	—
Inverse S&P 500® Strategy Fund Total			4,746	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	22,491	—
Inverse NASDAQ-100® Strategy Fund Total			22,491	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	324,288	—
	Goldman Sachs Group	Futures contracts	56,518	—
Mid-Cap 1.5x Strategy Fund Total			380,806	—
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total Return Swap agreements	1,075	—
Inverse Mid-Cap Strategy Fund Total			1,075	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	320,298	—
	Goldman Sachs Group	Futures contracts	13,746	—
Russell 2000® 1.5x Strategy Fund Total			334,044	—
Russell 2000® Fund	Barclays Bank plc	Total Return Swap agreements	18,663	—
	Goldman Sachs Group	Futures contracts	309,795	—
Russell 2000® Fund Total			328,458	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	11,248	—
Inverse Russell 2000® Strategy Fund Total			11,248	—
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total Return Swap agreements	851,347	—
Dow Jones Industrial Average® Fund Total			851,347	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	55,451	—
Government Long Bond 1.2x Strategy Fund Total			55,451	—
High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	$—	$3,104,904
	Goldman Sachs Group	Credit Default Swaps agreements	—	6,944,048
High Yield Strategy Fund Total			—	10,048,952
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	250,028	—
	Goldman Sachs Group	Futures contracts	58	—
Inverse High Yield Strategy Fund Total			250,086	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from

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exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The total annual Fund operating expenses after fee waiver and / or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

For the period ended September 30, 2018, GFD retained sales charges of $55,619 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
2.24%			2.25% - 2.75%
Due 10/01/18	$193,952,884	$193,989,088	11/15/23 - 11/15/24	$199,518,400	$195,361,289
			U.S. Treasury Bond
			4.75%
			02/15/37	2,019,700	2,497,495
				201,538,100	197,858,784

Barclays Capital			U.S TIP Notes
2.23%			0.38% - 2.50%
Due 10/01/18	95,830,512	95,848,321	01/15/20 - 01/15/29	100,846,783	96,828,694
			U.S. Treasury Bond
			3.00%
			05/15/45	941,000	920,857
				101,787,783	97,749,551

Bank of America Merrill Lynch			U.S. Treasury Bonds
2.25%			0.00% - 5.50%
Due 10/01/18	63,887,008	63,898,987	08/15/28 - 11/15/35	102,487,000	65,167,636

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$122,432	$(122,432)	$—	$125,618	$—	$125,618
S&P 500® Fund	376,185	(376,185)	—	390,235	—	390,235
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	654,406	(654,406)	—	721,750	—	721,750
Mid-Cap 1.5x Strategy Fund	13,186	(13,186)	—	13,479	—	13,479
Russell 2000® 1.5x Strategy Fund	105,878	(105,878)	—	108,983	—	108,983
Russell 2000® Fund	1,265,232	(1,265,232)	—	1,300,840	—	1,300,840

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Nova Fund	$412,988,491	$—	$(1,748,347)	$(1,748,347)
S&P 500® Fund	165,568,607	42,154,401	(827,294)	41,327,107
Inverse S&P 500® Strategy Fund	56,251,894	92,412	(77,752)	14,660
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	109,009,664	9,825,186	(631,804)	9,193,382
Inverse NASDAQ-100® Strategy Fund	11,665,967	25,958	(58,923)	(32,965)
Mid-Cap 1.5x Strategy Fund	18,428,199	159,533	(52,109)	107,424
Inverse Mid-Cap Strategy Fund	922,619	1,624	(2,304)	(680)
Russell 2000® 1.5x Strategy Fund	11,803,355	450,641	(165,061)	285,580
Russell 2000® Fund	81,741,358	5,741,480	(1,182,125)	4,559,355
Inverse Russell 2000® Strategy Fund	6,677,571	29,037	(16,162)	12,875
Dow Jones Industrial Average® Fund	43,733,064	6,242,472	—	6,242,472
Government Long Bond 1.2x Strategy Fund	77,130,333	—	(3,024,135)	(3,024,135)
Inverse Government Long Bond Strategy Fund	91,223,964	3,049,106	(58,824)	2,990,282
High Yield Strategy Fund	259,763,399	507,737	(1,586,857)	(1,079,120)
Inverse High Yield Strategy Fund	2,452,259	32,995	(3,272)	29,723
U.S. Government Money Market Fund	480,484,007	—	—	—

Note 9 – Securities Transactions

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,735,211,815	$1,482,633,176
S&P 500® Fund	155,451,671	177,626,591
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	117,039,779	51,574,525
Mid-Cap 1.5x Strategy Fund	1,349,924	4,019,324
Russell 2000® 1.5x Strategy Fund	1,343,721	1,393,160
Russell 2000® Fund	17,796,801	6,004,734
Dow Jones Industrial Average® Fund	101,811,729	150,042,070
Government Long Bond 1.2x Strategy Fund	6,150,000	4,450,000
High Yield Strategy Fund	8,450,000	500,000
Inverse High Yield Strategy Fund	—	220,000

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$409,812,469	$439,184,047
Inverse Government Long Bond Strategy Fund	379,127,719	354,188,563

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$196,426,481	$165,492,709	$1,216,383
S&P 500® Fund	91,279,161	134,895,578	813,515
Monthly Rebalance NASDAQ-100® 2x Strategy	110,630,461	1,817,669	14,969
Mid-Cap 1.5x Strategy Fund	1,293,535	632,266	9,018
Russell 2000® 1.5x Strategy Fund	966,790	—	—
Russell 2000® Fund	13,813,392	1,969,553	(119,357)
Dow Jones Industrial Average	27,858,341	51,630,613	2,568,090
High Yield Strategy Fund	—	52,011,001	11,001
U.S. Government Money Market Fund	48,010,155	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.90% for the period ended September 30, 2018. The Funds did not have any borrowings outstanding under this agreement at September 30, 2018.

The average daily balances borrowed for the period ended September 30, 2018, were as follows:

Fund	Average Daily Balance
Nova Fund	$9,926
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	19,660
Dow Jones Industrial Average® Strategy Fund	1,460
Government Long Bond 1.2x Strategy Fund	581
Inverse High Yield Strategy Fund	44

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their

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Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval of an amended investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Advisor proposed to amend the Trust’s Investment Advisory Agreement to provide for the addition of asset-based breakpoints to the advisory fees charged by each Fund, except for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Alternative Funds”). The introduction of asset-based breakpoints would reduce the advisory fee rate for each Fund (except the Alternative Funds) in accordance with a specified schedule disclosed in the Funds’ Prospectus when the aggregate daily net assets of the Funds (excluding the Alternative Funds) and the series of Rydex Dynamic Funds, an affiliated investment company advised by the Advisor, equal or exceed $10 billion. The Board unanimously approved the Investment Advisory Agreement, as amended, for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement, as amended.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, as amended, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement, as amended, are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement, as amended, based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement, as amended, would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

216 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. During its April 25th meeting with management, the Board and the Advisor discussed the possible implementation of asset-based advisory fee breakpoints to help ensure any economies of scale would be shared with the Funds’ shareholders. At the May 21st meeting, the Advisor proposed to amend the Investment Advisory Agreement to implement the asset-based breakpoints described herein. The Board considered the potential effect of the proposed asset-based breakpoints as well as the absence of breakpoints for the Alternative Funds. The Board noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale, and noted that the Alternative Funds, in particular, had not achieved sufficient asset levels to generate economies of scale and were not likely to realize meaningful economies of scale given their specialized investment strategies. The Board noted that the breakpoints would benefit shareholders in the long term and that it intends to monitor the asset levels at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act, and, with respect to the Rydex Variable Trust, the investor services agreement and Investor Services Plan. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as amended, were reasonable, and that approval of the Investment Advisory Agreement, as amended, was in the best interests of each Fund and its shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 217

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	109	None.

218 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Governance and Nominating Committee from November 2018 to present.	Retired.	109	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	109	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	109	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	109	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (July 2018-present).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 219

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

220 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 221

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

222 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 223

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2018

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-SEMI-0918x0319

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	27
S&P MIDCAP 400® PURE VALUE FUND	35
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	50
EUROPE 1.25x STRATEGY FUND	58
JAPAN 2x STRATEGY FUND	67
STRENGTHENING DOLLAR 2x STRATEGY FUND	75
WEAKENING DOLLAR 2x STRATEGY FUND	83
NOTES TO FINANCIAL STATEMENTS	91
OTHER INFORMATION	104
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	107
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	111

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2018

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the six months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 11.41%, rising from 2,640.87 to 2,913.98. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the six-months ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.44%. The return of the MSCI Emerging Markets Index* was -8.73%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -0.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.46%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.95% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*	Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX ® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.59%	9.08%	$ 1,000.00	$ 1,090.80	$ 8.42
C-Class	2.34%	8.68%	1,000.00	1,086.80	12.38
H-Class	1.59%	9.08%	1,000.00	1,090.80	8.42
S&P 500® Pure Value Fund
A-Class	1.59%	6.75%	1,000.00	1,067.50	8.33
C-Class	2.34%	6.36%	1,000.00	1,063.60	12.24
H-Class	1.59%	6.74%	1,000.00	1,067.40	8.33
S&P MidCap 400® Pure Growth Fund
A-Class	1.59%	5.02%	1,000.00	1,050.20	8.26
C-Class	2.34%	4.62%	1,000.00	1,046.20	12.13
H-Class	1.59%	5.02%	1,000.00	1,050.20	8.26
S&P MidCap 400® Pure Value Fund
A-Class	1.59%	8.46%	1,000.00	1,084.60	8.40
C-Class	2.34%	8.05%	1,000.00	1,080.50	12.34
H-Class	1.59%	8.41%	1,000.00	1,084.10	8.40
S&P SmallCap 600® Pure Growth Fund
A-Class	1.60%	15.98%	1,000.00	1,159.80	8.76
C-Class	2.35%	15.52%	1,000.00	1,155.20	12.84
H-Class	1.60%	15.97%	1,000.00	1,159.70	8.76
S&P SmallCap 600® Pure Value Fund
A-Class	1.60%	9.84%	1,000.00	1,098.40	8.51
C-Class	2.35%	9.40%	1,000.00	1,094.00	12.47
H-Class	1.60%	9.79%	1,000.00	1,097.90	8.51
Europe 1.25x Strategy Fund
A-Class	1.73%	(1.47%)	1,000.00	985.30	8.70
C-Class	2.48%	(1.85%)	1,000.00	981.50	12.45
H-Class	1.73%	(1.42%)	1,000.00	985.80	8.71
Japan 2x Strategy Fund
A-Class	1.55%	9.28%	1,000.00	1,092.80	8.22
C-Class	2.31%	8.83%	1,000.00	1,088.30	12.23
H-Class	1.55%	9.32%	1,000.00	1,093.20	8.22
Strengthening Dollar 2x Strategy Fund
A-Class	1.78%	13.19%	1,000.00	1,131.90	9.62
C-Class	2.53%	12.80%	1,000.00	1,128.00	13.64
H-Class	1.78%	13.20%	1,000.00	1,132.00	9.62
Weakening Dollar 2x Strategy Fund
A-Class	1.74%	(12.13%)	1,000.00	878.70	8.28
C-Class	2.50%	(12.47%)	1,000.00	875.30	11.88
H-Class	1.78%	(12.14%)	1,000.00	878.60	8.47

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.59%	5.00%	$ 1,000.00	$ 1,017.10	$ 8.04
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
S&P 500® Pure Value Fund
A-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
S&P MidCap 400® Pure Growth Fund
A-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
S&P MidCap 400® Pure Value Fund
A-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
S&P SmallCap 600® Pure Growth Fund
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
H-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
S&P SmallCap 600® Pure Value Fund
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
H-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
Europe 1.25x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
C-Class	2.48%	5.00%	1,000.00	1,012.63	12.51
H-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
Japan 2x Strategy Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.31%	5.00%	1,000.00	1,013.49	11.66
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
Strengthening Dollar 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
C-Class	2.53%	5.00%	1,000.00	1,012.38	12.76
H-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
Weakening Dollar 2x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.53	12.61
H-Class	1.78%	5.00%	1,000.00	1,016.14	9.00

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Netflix, Inc.	2.4%
Align Technology, Inc.	2.1%
Amazon.com, Inc.	2.0%
Adobe Systems, Inc.	2.0%
NVIDIA Corp.	1.9%
Centene Corp.	1.9%
ABIOMED, Inc.	1.8%
Vertex Pharmaceuticals, Inc.	1.7%
salesforce.com, Inc.	1.6%
MSCI, Inc. — Class A	1.5%
Top Ten Total	18.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	9.08%	19.10%	12.82%	13.90%
A-Class Shares with sales charge‡	3.90%	13.44%	11.73%	13.35%
C-Class Shares	8.68%	18.21%	11.98%	13.04%
C-Class Shares with CDSC§	7.68%	17.21%	11.98%	13.04%
H-Class Shares	9.08%	19.10%	12.83%	13.90%
S&P 500 Pure Growth Index	9.93%	21.04%	14.68%	15.83%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Consumer, Non-cyclical - 32.0%
Align Technology, Inc.*	7,930	$3,102,375
Centene Corp.*	19,496	2,822,631
ABIOMED, Inc.*	5,992	2,694,902
Vertex Pharmaceuticals, Inc.*	13,700	2,640,538
PayPal Holdings, Inc.*	25,681	2,255,819
Illumina, Inc.*	5,981	2,195,386
Total System Services, Inc.	22,185	2,190,547
Intuitive Surgical, Inc.*	3,679	2,111,746
Edwards Lifesciences Corp.*	9,631	1,676,757
UnitedHealth Group, Inc.	5,811	1,545,958
IDEXX Laboratories, Inc.*	5,866	1,464,506
Global Payments, Inc.	11,156	1,421,275
FleetCor Technologies, Inc.*	5,783	1,317,599
AbbVie, Inc.	13,600	1,286,288
Hologic, Inc.*	29,435	1,206,246
Cintas Corp.	5,930	1,173,013
Moody’s Corp.	6,890	1,152,008
United Rentals, Inc.*	6,840	1,119,024
Estee Lauder Companies, Inc. — Class A	7,449	1,082,489
Boston Scientific Corp.*	27,968	1,076,768
ResMed, Inc.	9,294	1,071,970
Cigna Corp.	4,978	1,036,669
Gartner, Inc.*	6,538	1,036,273
Abbott Laboratories	12,170	892,791
Rollins, Inc.	14,480	878,791
Stryker Corp.	4,863	864,058
Cooper Companies, Inc.	3,028	839,210
S&P Global, Inc.	4,000	781,560
Avery Dennison Corp.	7,086	767,768
Constellation Brands, Inc. — Class A	3,412	735,695
Becton Dickinson and Co.	2,685	700,785
Zoetis, Inc.	7,642	699,701
Regeneron Pharmaceuticals, Inc.*	1,660	670,706
Monster Beverage Corp.*	10,514	612,756
Celgene Corp.*	4,544	406,643
Nektar Therapeutics*	6,581	401,178
Incyte Corp.*	5,765	398,246
Total Consumer, Non-cyclical		48,330,675

Technology - 27.3%
Adobe Systems, Inc.*	11,130	3,004,543
NVIDIA Corp.	10,131	2,847,014
salesforce.com, Inc.*	15,006	2,386,404
MSCI, Inc. — Class A	12,822	2,274,751
Activision Blizzard, Inc.	26,793	2,228,910
Red Hat, Inc.*	14,647	1,996,093
Broadridge Financial Solutions, Inc.	14,151	1,867,224
Apple, Inc.	7,760	1,751,742
Broadcom, Inc.	6,960	1,717,241
Applied Materials, Inc.	41,098	1,588,438
Lam Research Corp.	10,242	1,553,712
Qorvo, Inc.*	19,625	1,508,966
IPG Photonics Corp.*	8,675	1,353,907
Cadence Design Systems, Inc.*	29,872	1,353,799
ANSYS, Inc.*	6,879	1,284,172
Intuit, Inc.	5,529	1,257,295
Cerner Corp.*	19,373	1,247,815
Micron Technology, Inc.*	26,430	1,195,429
Skyworks Solutions, Inc.	13,096	1,187,938
Synopsys, Inc.*	11,262	1,110,546
Microchip Technology, Inc.[1]	12,919	1,019,438
NetApp, Inc.	11,867	1,019,257
Cognizant Technology Solutions Corp. — Class A	12,890	994,463
Analog Devices, Inc.	9,596	887,246
Electronic Arts, Inc.*	6,307	759,930
Fiserv, Inc.*	8,241	678,894
KLA-Tencor Corp.	6,318	642,604
Texas Instruments, Inc.	5,470	586,876
Total Technology		41,304,647

Communications - 12.0%
Netflix, Inc.*	9,750	3,647,768
Amazon.com, Inc.*	1,520	3,044,560
Arista Networks, Inc.*	6,680	1,775,945
VeriSign, Inc.*	10,295	1,648,435
Facebook, Inc. — Class A*	9,659	1,588,519
Motorola Solutions, Inc.	10,615	1,381,436
Charter Communications, Inc. — Class A*	3,310	1,078,663
eBay, Inc.*	32,292	1,066,282
Booking Holdings, Inc.*	451	894,784
Twitter, Inc.*	23,626	672,396
Alphabet, Inc. — Class A*	552	666,308
Alphabet, Inc. — Class C*	557	664,763
Total Communications		18,129,859

Financial - 11.7%
Visa, Inc. — Class A	11,880	1,783,069
Progressive Corp.	23,684	1,682,511
Mastercard, Inc. — Class A	7,486	1,666,458
CBRE Group, Inc. — Class A*	34,267	1,511,175
Cboe Global Markets, Inc.	14,799	1,420,112
Prologis, Inc. REIT	20,816	1,411,117
American Tower Corp. — Class A REIT	7,840	1,139,152
SBA Communications Corp. REIT*	7,074	1,136,297
E*TRADE Financial Corp.*	21,440	1,123,242
Intercontinental Exchange, Inc.	14,416	1,079,614
Extra Space Storage, Inc. REIT	10,715	928,347
SVB Financial Group*	2,684	834,268
T. Rowe Price Group, Inc.	6,910	754,434
Charles Schwab Corp.	13,689	672,814
Equinix, Inc. REIT	1,090	471,850
Total Financial		17,614,460

Industrial - 8.4%
Boeing Co.	3,821	1,421,030
Corning, Inc.	39,422	1,391,597
Agilent Technologies, Inc.	14,643	1,032,917
Waste Management, Inc.	9,870	891,853
Roper Technologies, Inc.	2,977	881,817
TransDigm Group, Inc.*	2,300	856,290

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

Mettler-Toledo International, Inc.*	1,362	$829,431
Rockwell Collins, Inc.	5,641	792,391
AMETEK, Inc.	9,783	774,031
CSX Corp.	10,170	753,089
Amphenol Corp. — Class A	7,970	749,339
Waters Corp.*	3,701	720,511
AO Smith Corp.	11,574	617,704
Fortune Brands Home & Security, Inc.	11,262	589,678
Illinois Tool Works, Inc.	2,690	379,613
Total Industrial		12,681,291

Consumer, Cyclical - 7.5%
DR Horton, Inc.	34,960	1,474,613
Marriott International, Inc. — Class A	11,114	1,467,382
PulteGroup, Inc.	58,252	1,442,902
Copart, Inc.*	27,845	1,434,853
Norwegian Cruise Line Holdings Ltd.*	23,014	1,321,694
Aptiv plc	12,459	1,045,310
Home Depot, Inc.	4,900	1,015,035
Michael Kors Holdings Ltd.*	13,316	912,945
Dollar Tree, Inc.*	9,477	772,849
Wynn Resorts Ltd.	3,307	420,187
Total Consumer, Cyclical		11,307,770

Basic Materials - 1.1%
Sherwin-Williams Co.	2,340	1,065,191
FMC Corp.	6,536	569,809
Total Basic Materials		1,635,000

Total Common Stocks
(Cost $113,840,492)		151,003,702

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$703,120	703,120
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	347,406	347,406
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	231,604	231,604
Total Repurchase Agreements
(Cost $1,282,130)		1,282,130

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	777,542	777,542
Total Securities Lending Collateral
(Cost $777,542)		777,542

Total Investments - 101.3%
(Cost $115,900,164)		$153,063,374
Other Assets & Liabilities, net - (1.3)%		(1,961,611)
Total Net Assets - 100.0%		$151,101,763

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P 500® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$151,003,702	$—	$—	$151,003,702
Repurchase Agreements	—	1,282,130	—	1,282,130
Securities Lending Collateral	777,542	—	—	777,542
Total Assets	$151,781,244	$1,282,130	$—	$153,063,374

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $764,559 of securities loaned (cost $114,618,034)	$151,781,244
Repurchase agreements, at value (cost $1,282,130)	1,282,130
Receivables:
Fund shares sold	50,391
Dividends	34,327
Interest	239
Securities lending income	7
Total assets	153,148,338

Liabilities:
Payable for:
Securities purchased	878,791
Return of securities loaned	777,542
Fund shares redeemed	159,259
Management fees	82,245
Distribution and service fees	35,793
Transfer agent and administrative fees	27,415
Portfolio accounting fees	10,966
Trustees’ fees*	113
Miscellaneous	74,451
Total liabilities	2,046,575
Commitments and contingent liabilities (Note 12)	—
Net assets	$151,101,763

Net assets consist of:
Paid in capital	$110,560,534
Total distributable earnings (loss)	40,541,229
Net assets	$151,101,763

A-Class:
Net assets	$17,749,967
Capital shares outstanding	244,686
Net asset value per share	$72.54
Maximum offering price per share (Net asset value divided by 95.25%)	$76.16

C-Class:
Net assets	$15,034,760
Capital shares outstanding	234,064
Net asset value per share	$64.23

H-Class:
Net assets	$118,317,036
Capital shares outstanding	1,631,257
Net asset value per share	$72.53

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $6)	$496,550
Interest	7,523
Income from securities lending, net	122
Total investment income	504,195

Expenses:
Management fees	550,707
Distribution and service fees:
A-Class	22,713
C-Class	68,775
H-Class	143,662
Transfer agent and administrative fees	183,569
Portfolio accounting fees	73,427
Registration fees	66,674
Trustees’ fees*	24,176
Custodian fees	9,967
Line of credit fees	101
Miscellaneous	75,662
Total expenses	1,219,433
Net investment loss	(715,238)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,169,645
Net realized gain	1,169,645
Net change in unrealized appreciation (depreciation) on:
Investments	12,077,574
Net change in unrealized appreciation (depreciation)	12,077,574
Net realized and unrealized gain	13,247,219
Net increase in net assets resulting from operations	$12,531,981

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(715,238)	$(863,570)
Net realized gain on investments	1,169,645	17,432,251
Net change in unrealized appreciation (depreciation) on investments	12,077,574	8,279,963
Net increase in net assets resulting from operations	12,531,981	24,848,644

Distributions to shareholders:
A-Class	—	(787,796)[1]
C-Class	—	(737,769)[1]
H-Class	—	(6,495,002)[1]
Total distributions to shareholders	—	(8,020,567)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,470,194	14,683,535
C-Class	5,669,884	4,910,180
H-Class	92,129,554	275,189,364
Distributions reinvested
A-Class	—	784,458
C-Class	—	712,811
H-Class	—	6,444,442
Cost of shares redeemed
A-Class	(6,548,663)	(15,855,868)
C-Class	(5,227,017)	(4,601,531)
H-Class	(93,263,600)	(263,954,631)
Net increase (decrease) from capital share transactions	(1,769,648)	18,312,760
Net increase in net assets	10,762,333	35,140,837

Net assets:
Beginning of period	140,339,430	105,198,593
End of period	$151,101,763	$140,339,430

Capital share activity:
Shares sold
A-Class	79,174	236,574
C-Class	90,062	85,025
H-Class	1,324,950	4,340,507
Shares issued from reinvestment of distributions
A-Class	—	12,369
C-Class	—	12,618
H-Class	—	101,647
Shares redeemed
A-Class	(93,955)	(258,741)
C-Class	(83,432)	(80,278)
H-Class	(1,342,824)	(4,153,427)
Net increase (decrease) in shares	(26,025)	296,294

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$66.50	$57.84	$51.74	$55.85	$50.81	$38.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.36)	(.44)	(.22)	(.33)	(.23)
Net gain (loss) on investments (realized and unrealized)	6.36	12.57	6.56	(2.47)	6.86	12.18
Total from investment operations	6.04	12.21	6.12	(2.69)	6.53	11.95
Less distributions from:
Net realized gains	—	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	—	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$72.54	$66.50	$57.84	$51.74	$55.85	$50.81

Total Return[c]	9.08%	21.39%	11.84%	(4.90%)	12.98%	30.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,750	$17,254	$15,575	$24,037	$25,768	$19,978
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.56%)	(0.82%)	(0.41%)	(0.62%)	(0.51%)
Total expenses	1.59%	1.53%	1.53%	1.50%	1.50%	1.52%
Portfolio turnover rate	50%	215%	184%	290%	274%	594%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$59.10	$52.13	$46.99	$51.23	$47.07	$36.27
Income (loss) from investment operations:
Net investment income (loss)[b]	(.51)	(.75)	(.77)	(.57)	(.67)	(.52)
Net gain (loss) on investments (realized and unrealized)	5.64	11.27	5.93	(2.25)	6.32	11.32
Total from investment operations	5.13	10.52	5.16	(2.82)	5.65	10.80
Less distributions from:
Net realized gains	—	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	—	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$64.23	$59.10	$52.13	$46.99	$51.23	$47.07

Total Return[c]	8.68%	20.50%	10.99%	(5.61%)	12.13%	29.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,035	$13,442	$10,951	$17,546	$22,701	$17,042
Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.32%)	(1.57%)	(1.16%)	(1.37%)	(1.24%)
Total expenses	2.34%	2.28%	2.27%	2.25%	2.25%	2.27%
Portfolio turnover rate	50%	215%	184%	290%	274%	594%

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$66.49	$57.83	$51.73	$55.84	$50.80	$38.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.38)	(.44)	(.18)	(.34)	(.23)
Net gain (loss) on investments (realized and unrealized)	6.36	12.59	6.56	(2.51)	6.87	12.19
Total from investment operations	6.04	12.21	6.12	(2.69)	6.53	11.96
Less distributions from:
Net realized gains	—	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	—	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$72.53	$66.49	$57.83	$51.73	$55.84	$50.80

Total Return	9.08%	21.40%	11.84%	(4.91%)	12.98%	30.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,317	$109,644	$78,673	$113,223	$104,628	$103,502
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.59%)	(0.81%)	(0.35%)	(0.65%)	(0.50%)
Total expenses	1.59%	1.53%	1.52%	1.51%	1.50%	1.52%
Portfolio turnover rate	50%	215%	184%	290%	274%	594%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
CenturyLink, Inc.	3.1%
Envision Healthcare Corp.	2.8%
Kohl's Corp.	2.5%
Berkshire Hathaway, Inc. — Class B	2.5%
Archer-Daniels-Midland Co.	2.3%
Macy's, Inc.	2.2%
Express Scripts Holding Co.	1.9%
Valero Energy Corp.	1.9%
Mosaic Co.	1.7%
United Continental Holdings, Inc.	1.7%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	6.75%	12.27%	10.04%	11.53%
A-Class Shares with sales charge‡	1.68%	6.94%	8.97%	10.99%
C-Class Shares	6.36%	11.45%	9.22%	10.73%
C-Class Shares with CDSC§	5.36%	10.45%	9.22%	10.73%
H-Class Shares	6.74%	12.28%	10.04%	11.56%
S&P 500 Pure Value Index	7.68%	14.21%	11.89%	14.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 25.5%
Berkshire Hathaway, Inc. — Class B*	10,185	$2,180,710
Prudential Financial, Inc.	11,667	1,182,100
Jefferies Financial Group, Inc.	53,206	1,168,404
Loews Corp.	22,782	1,144,340
Assurant, Inc.	9,507	1,026,281
Capital One Financial Corp.	10,142	962,780
Lincoln National Corp.	14,153	957,592
MetLife, Inc.	18,979	886,699
Everest Re Group Ltd.	3,833	875,726
Citigroup, Inc.	12,001	860,952
American International Group, Inc.	14,375	765,325
Hartford Financial Services Group, Inc.	14,887	743,755
Citizens Financial Group, Inc.	18,903	729,089
Regions Financial Corp.	33,870	621,514
Aflac, Inc.	13,025	613,087
Travelers Companies, Inc.	4,627	600,168
Unum Group	14,748	576,204
Goldman Sachs Group, Inc.	2,449	549,164
SunTrust Banks, Inc.	8,159	544,940
Morgan Stanley	11,413	531,503
People’s United Financial, Inc.	29,806	510,279
Chubb Ltd.	3,520	470,413
KeyCorp	22,332	444,183
Zions Bancorp North America	8,735	438,060
Fifth Third Bancorp	15,188	424,049
JPMorgan Chase & Co.	3,443	388,508
BB&T Corp.	7,930	384,922
Cincinnati Financial Corp.	4,845	372,144
Wells Fargo & Co.	7,003	368,078
Bank of New York Mellon Corp.	7,105	362,284
Huntington Bancshares, Inc.	21,448	320,004
PNC Financial Services Group, Inc.	2,204	300,163
Invesco Ltd.	8,306	190,041
Total Financial		22,493,461

Consumer, Cyclical - 22.0%
Kohl’s Corp.	30,115	2,245,073
Macy’s, Inc.	56,438	1,960,092
United Continental Holdings, Inc.*	17,075	1,520,699
Target Corp.	16,464	1,452,289
General Motors Co.	37,086	1,248,685
Best Buy Company, Inc.	15,004	1,190,718
Ford Motor Co.	123,019	1,137,926
Advance Auto Parts, Inc.	6,048	1,018,060
Foot Locker, Inc.	18,441	940,122
Goodyear Tire & Rubber Co.	37,954	887,744
Nordstrom, Inc.	13,710	819,995
Walgreens Boots Alliance, Inc.	9,282	676,658
Newell Brands, Inc.	32,203	653,721
Whirlpool Corp.	4,858	576,888
Walmart, Inc.	5,963	559,985
Delta Air Lines, Inc.	8,773	507,343
PVH Corp.	3,346	483,162
Costco Wholesale Corp.	1,868	438,756
Alaska Air Group, Inc.	6,091	419,426
Gap, Inc.	11,325	326,726
Genuine Parts Co.	3,209	318,975
Total Consumer, Cyclical		19,383,043

Consumer, Non-cyclical - 18.9%
Envision Healthcare Corp.*	54,446	2,489,816
Archer-Daniels-Midland Co.	39,561	1,988,731
Express Scripts Holding Co.*	17,848	1,695,739
CVS Health Corp.	17,182	1,352,567
Kroger Co.	38,471	1,119,891
McKesson Corp.	7,553	1,001,905
Cardinal Health, Inc.	18,457	996,678
Quanta Services, Inc.*	26,123	871,986
AmerisourceBergen Corp. — Class A	7,831	722,175
Humana, Inc.	1,998	676,363
Universal Health Services, Inc. — Class B	5,103	652,367
DaVita, Inc.*	8,338	597,251
Molson Coors Brewing Co. — Class B	8,675	533,513
Mylan N.V.*	14,489	530,297
Sysco Corp.	6,838	500,884
Tyson Foods, Inc. — Class A	6,299	374,979
Coty, Inc. — Class A	22,981	288,641
JM Smucker Co.	2,611	267,915
Total Consumer, Non-cyclical		16,661,698

Energy - 11.0%
Valero Energy Corp.	14,659	1,667,461
TechnipFMC plc	44,659	1,395,594
Baker Hughes a GE Co.	40,735	1,378,065
Marathon Petroleum Corp.	15,045	1,203,149
Phillips 66	8,249	929,827
HollyFrontier Corp.	13,040	911,496
National Oilwell Varco, Inc.	18,569	799,952
Kinder Morgan, Inc.	38,412	681,045
Chevron Corp.	3,476	425,045
Exxon Mobil Corp.	3,883	330,133
Total Energy		9,721,767

Communications - 6.8%
CenturyLink, Inc.	129,777	2,751,273
Viacom, Inc. — Class B	25,039	845,317
Discovery, Inc. — Class C*	17,918	530,014
News Corp. — Class A	36,643	483,321
AT&T, Inc.	13,355	448,461
Discovery, Inc. — Class A*,1	13,416	429,312
Interpublic Group of Companies, Inc.	14,667	335,434
News Corp. — Class B	11,718	159,365
Total Communications		5,982,497

Industrial - 5.0%
Fluor Corp.	23,907	1,388,997
Jacobs Engineering Group, Inc.	10,759	823,063
WestRock Co.	10,942	584,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

Johnson Controls International plc	15,041	$526,435
Textron, Inc.	6,488	463,697
Eaton Corporation plc	4,538	393,581
General Electric Co.	21,259	240,014
Total Industrial		4,420,528

Utilities - 4.2%
AES Corp.	81,359	1,139,026
SCANA Corp.	22,432	872,380
Exelon Corp.	17,524	765,098
PG&E Corp.*	11,884	546,783
Duke Energy Corp.	4,384	350,808
Total Utilities		3,674,095

Technology - 3.2%
Hewlett Packard Enterprise Co.	89,778	1,464,279
Xerox Corp.	35,572	959,732
Western Digital Corp.	6,707	392,628
Total Technology		2,816,639

Basic Materials - 2.9%
Mosaic Co.	47,318	1,536,889
Nucor Corp.	9,394	596,049
DowDuPont, Inc.	5,659	363,930
Total Basic Materials		2,496,868

Total Common Stocks
(Cost $72,836,004)		87,650,596

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$186,519	186,519
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	92,157	92,157
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	61,438	61,438
Total Repurchase Agreements
(Cost $340,114)		340,114

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	7,140	7,140
Total Securities Lending Collateral
(Cost $7,140)		7,140

Total Investments - 99.9%
(Cost $73,183,258)		$87,997,850
Other Assets & Liabilities, net - 0.1%		112,919
Total Net Assets - 100.0%		$88,110,769

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$87,650,596	$—	$—	$87,650,596
Repurchase Agreements	—	340,114	—	340,114
Securities Lending Collateral	7,140	—	—	7,140
Total Assets	$87,657,736	$340,114	$—	$87,997,850

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $6,976 of securities loaned (cost $72,843,144)	$87,657,736
Repurchase agreements, at value (cost $340,114)	340,114
Receivables:
Securities sold	1,772,476
Dividends	120,139
Fund shares sold	3,330
Securities lending income	241
Interest	63
Total assets	89,894,099

Liabilities:
Payable for:
Securities purchased	1,585,978
Management fees	52,632
Fund shares redeemed	47,617
Distribution and service fees	21,243
Transfer agent and administrative fees	17,544
Return of securities loaned	7,140
Portfolio accounting fees	7,018
Trustees’ fees*	62
Miscellaneous	44,096
Total liabilities	1,783,330
Commitments and contingent liabilities (Note 12)	—
Net assets	$88,110,769

Net assets consist of:
Paid in capital	$73,667,639
Total distributable earnings (loss)	14,443,130
Net assets	$88,110,769

A-Class:
Net assets	$6,882,805
Capital shares outstanding	77,257
Net asset value per share	$89.09
Maximum offering price per share (Net asset value divided by 95.25%)	$93.53

C-Class:
Net assets	$6,813,653
Capital shares outstanding	88,190
Net asset value per share	$77.26

H-Class:
Net assets	$74,414,311
Capital shares outstanding	832,058
Net asset value per share	$89.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$1,017,408
Interest	4,091
Income from securities lending, net	584
Total investment income	1,022,083

Expenses:
Management fees	305,819
Distribution and service fees:
A-Class	9,194
C-Class	27,493
H-Class	85,873
Transfer agent and administrative fees	101,940
Portfolio accounting fees	40,775
Registration fees	36,167
Trustees’ fees*	13,133
Custodian fees	5,488
Line of credit fees	11
Miscellaneous	43,266
Total expenses	669,159
Net investment income	352,924

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	316,298
Net realized gain	316,298
Net change in unrealized appreciation (depreciation) on:
Investments	4,208,938
Net change in unrealized appreciation (depreciation)	4,208,938
Net realized and unrealized gain	4,525,236
Net increase in net assets resulting from operations	$4,878,160

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$352,924	$477,534
Net realized gain on investments	316,298	9,448,714
Net change in unrealized appreciation (depreciation) on investments	4,208,938	(1,989,279)
Net increase in net assets resulting from operations	4,878,160	7,936,969

Distributions to shareholders:
A-Class	—	(65,003)[1]
C-Class	—	(113,946)[1]
H-Class	—	(1,032,010)[1]
Total distributions to shareholders	—	(1,210,959)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,444,986	8,703,398
C-Class	10,001,553	7,988,475
H-Class	46,896,296	167,175,942
Distributions reinvested
A-Class	—	63,438
C-Class	—	112,663
H-Class	—	1,028,821
Cost of shares redeemed
A-Class	(6,170,000)	(9,664,296)
C-Class	(7,360,367)	(8,563,970)
H-Class	(36,280,714)	(170,081,415)
Net increase (decrease) from capital share transactions	13,531,754	(3,236,944)
Net increase in net assets	18,409,914	3,489,066

Net assets:
Beginning of period	69,700,855	66,211,789
End of period	$88,110,769	$69,700,855

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
A-Class	73,277	107,389
C-Class	132,062	112,708
H-Class	537,776	2,048,479
Shares issued from reinvestment of distributions
A-Class	—	758
C-Class	—	1,542
H-Class	—	12,242
Shares redeemed
A-Class	(69,203)	(122,450)
C-Class	(99,727)	(116,677)
H-Class	(416,356)	(2,075,086)
Net increase (decrease) in shares	157,829	(31,095)

[1]	For the year ended March 29, 2018, the distributions from net investment income and realized gains were as follows (see Note 11):

Net investment income
A-Class	$(18,371)
C-Class	(32,204)
H-Class	(291,666)

Net realized gains
A-Class	$(46,632)
C-Class	(81,742)
H-Class	(740,344)

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$83.46	$76.42	$66.03	$72.54	$70.69	$55.84
Income (loss) from investment operations:
Net investment income (loss)[b]	.45	.60	.55	.73	.57	.31
Net gain (loss) on investments (realized and unrealized)	5.18	7.41	10.52	(4.63)	3.42	17.50
Total from investment operations	5.63	8.01	11.07	(3.90)	3.99	17.81
Less distributions from:
Net investment income	—	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	—	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	—	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$89.09	$83.46	$76.42	$66.03	$72.54	$70.69

Total Return[c]	6.75%	10.48%	16.80%	(5.44%)	5.60%	32.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,883	$6,108	$6,686	$11,135	$16,222	$4,435
Ratios to average net assets:
Net investment income (loss)	1.02%	0.74%	0.79%	1.08%	0.78%	0.47%
Total expenses	1.59%	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	41%	252%	321%	365%	295%	410%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$72.64	$67.13	$58.51	$65.08	$64.10	$51.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	(.03)	(.01)	.17	.02	(.15)
Net gain (loss) on investments (realized and unrealized)	4.53	6.51	9.31	(4.13)	3.10	15.98
Total from investment operations	4.62	6.48	9.30	(3.96)	3.12	15.83
Less distributions from:
Net investment income	—	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	—	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	—	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$77.26	$72.64	$67.13	$58.51	$65.08	$64.10

Total Return[c]	6.36%	9.66%	15.94%	(6.15%)	4.81%	31.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,814	$4,058	$3,913	$3,550	$6,390	$5,090
Ratios to average net assets:
Net investment income (loss)	0.23%	(0.05%)	(0.01%)	0.28%	0.03%	(0.26%)
Total expenses	2.34%	2.28%	2.28%	2.25%	2.25%	2.27%
Portfolio turnover rate	41%	252%	321%	365%	295%	410%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$83.78	$76.71	$66.28	$72.81	$70.94	$56.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.57	.59	.80	.49	.26
Net gain (loss) on investments (realized and unrealized)	5.26	7.47	10.52	(4.72)	3.52	17.61
Total from investment operations	5.65	8.04	11.11	(3.92)	4.01	17.87
Less distributions from:
Net investment income	—	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	—	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	—	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$89.43	$83.78	$76.71	$66.28	$72.81	$70.94

Total Return	6.74%	10.48%	16.81%	(5.44%)	5.60%	32.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,414	$59,536	$55,613	$70,983	$48,920	$114,984
Ratios to average net assets:
Net investment income (loss)	0.90%	0.70%	0.83%	1.17%	0.66%	0.40%
Total expenses	1.59%	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	41%	252%	321%	365%	295%	410%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Fortinet, Inc.	2.9%
Five Below, Inc.	2.6%
LivaNova plc	2.2%
Zebra Technologies Corp. — Class A	1.9%
Medidata Solutions, Inc.	1.8%
Ollie's Bargain Outlet Holdings, Inc.	1.7%
Masimo Corp.	1.7%
Integrated Device Technology, Inc.	1.7%
World Wrestling Entertainment, Inc. — Class A	1.7%
Churchill Downs, Inc.	1.6%
Top Ten Total	19.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	5.02%	13.95%	7.75%	12.12%
A-Class Shares with sales charge‡	0.03%	8.55%	6.70%	11.57%
C-Class Shares	4.62%	13.09%	6.94%	11.27%
C-Class Shares with CDSC§	3.62%	12.09%	6.94%	11.27%
H-Class Shares	5.02%	13.96%	7.75%	12.11%
S&P MidCap 400 Pure Growth Index	5.91%	15.80%	9.26%	13.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 26.5%
LivaNova plc*	15,420	$1,911,617
Masimo Corp.*	11,867	1,477,916
Globus Medical, Inc. — Class A*	22,890	1,299,237
Catalent, Inc.*	28,450	1,295,897
ICU Medical, Inc.*	4,440	1,255,410
Exelixis, Inc.*	67,600	1,197,872
Hill-Rom Holdings, Inc.	11,790	1,112,976
Charles River Laboratories International, Inc.*	8,140	1,095,156
Encompass Health Corp.	13,320	1,038,294
Bio-Techne Corp.	4,865	992,995
Sprouts Farmers Market, Inc.*	33,696	923,607
Inogen, Inc.*	3,760	917,891
Chemed Corp.	2,570	821,321
Service Corporation International	18,130	801,346
Healthcare Services Group, Inc.[1]	19,410	788,434
Lamb Weston Holdings, Inc.	11,555	769,563
Brink’s Co.	10,260	715,635
Akorn, Inc.*	48,487	629,362
PRA Health Sciences, Inc.*	5,680	625,879
Teleflex, Inc.	2,330	619,990
Cantel Medical Corp.	6,560	603,914
WEX, Inc.*	2,730	548,075
Sotheby’s*	11,077	544,877
MarketAxess Holdings, Inc.	3,036	541,896
CoreLogic, Inc.*	10,810	534,122
Bio-Rad Laboratories, Inc. — Class A*	1,390	435,056
Total Consumer, Non-cyclical		23,498,338

Consumer, Cyclical - 22.6%
Five Below, Inc.*	18,059	2,348,754
Ollie’s Bargain Outlet Holdings, Inc.*	16,060	1,543,366
Churchill Downs, Inc.	5,263	1,461,535
Live Nation Entertainment, Inc.*,1	22,001	1,198,394
Marriott Vacations Worldwide Corp.	10,010	1,118,618
KB Home	45,390	1,085,275
Skechers U.S.A., Inc. — Class A*	36,997	1,033,326
Eldorado Resorts, Inc.*,1	20,980	1,019,628
Domino’s Pizza, Inc.	3,298	972,250
TRI Pointe Group, Inc.*	76,200	944,880
NVR, Inc.*	380	938,904
Herman Miller, Inc.	22,180	851,712
Toll Brothers, Inc.	25,540	843,586
Thor Industries, Inc.	8,172	683,997
Scientific Games Corp. — Class A*	26,319	668,503
Visteon Corp.*	6,430	597,347
Pool Corp.	3,477	580,242
Boyd Gaming Corp.	15,697	531,343
Polaris Industries, Inc.	4,793	483,853
Delphi Technologies plc	14,412	451,960
Wyndham Hotels & Resorts, Inc.	7,260	403,438
Wyndham Destinations, Inc.	7,260	314,794
Total Consumer, Cyclical		20,075,705

Technology - 18.9%
Fortinet, Inc.*	28,020	2,585,405
Zebra Technologies Corp. — Class A*	9,385	1,659,550
Medidata Solutions, Inc.*	22,110	1,620,884
Integrated Device Technology, Inc.*	31,356	1,474,046
MKS Instruments, Inc.	14,980	1,200,647
Monolithic Power Systems, Inc.	8,264	1,037,380
Blackbaud, Inc.	9,000	913,320
Ultimate Software Group, Inc.*	2,616	842,849
Teradyne, Inc.	22,290	824,284
Tyler Technologies, Inc.*	3,340	818,500
Fair Isaac Corp.*	3,501	800,153
Jack Henry & Associates, Inc.	4,320	691,546
j2 Global, Inc.	7,375	611,019
MAXIMUS, Inc.	8,726	567,714
Cirrus Logic, Inc.*	14,518	560,395
Silicon Laboratories, Inc.*	6,074	557,593
Total Technology		16,765,285

Industrial - 12.8%
Louisiana-Pacific Corp.	53,960	1,429,400
Jabil, Inc.	51,360	1,390,829
Cognex Corp.	21,174	1,181,933
Graco, Inc.	19,950	924,483
Dycom Industries, Inc.*	10,880	920,448
Coherent, Inc.*	4,730	814,459
Old Dominion Freight Line, Inc.	4,930	795,012
Littelfuse, Inc.	3,580	708,446
Lennox International, Inc.	3,080	672,672
Teledyne Technologies, Inc.*	2,510	619,167
IDEX Corp.	2,980	448,967
Trimble, Inc.*	10,060	437,207
National Instruments Corp.	8,200	396,306
Nordson Corp.	2,540	352,806
Eagle Materials, Inc.	3,396	289,475
Total Industrial		11,381,610

Financial - 12.5%
Evercore, Inc. — Class A	11,252	1,131,389
LendingTree, Inc.*,1	4,900	1,127,490
CNO Financial Group, Inc.	53,060	1,125,933
Primerica, Inc.	9,000	1,084,950
Kemper Corp.	12,200	981,490
First Industrial Realty Trust, Inc. REIT	29,781	935,123
CoreSite Realty Corp. REIT	6,090	676,843
Janus Henderson Group plc	22,450	605,252
SEI Investments Co.	9,394	573,973
Synovus Financial Corp.	12,483	571,597
East West Bancorp, Inc.	8,795	530,954
Bank OZK	12,643	479,928
Texas Capital Bancshares, Inc.*	4,697	388,207
Federated Investors, Inc. — Class B	12,600	303,912
Interactive Brokers Group, Inc. — Class A	5,283	292,203
Eaton Vance Corp.	5,340	280,670
Total Financial		11,089,914

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Communications - 4.2%
World Wrestling Entertainment, Inc. — Class A	15,150	$1,465,460
New York Times Co. — Class A	27,654	640,190
LogMeIn, Inc.	6,521	581,021
FactSet Research Systems, Inc.	2,561	572,921
InterDigital, Inc.	6,285	502,800
Total Communications		3,762,392

Basic Materials - 2.0%
Royal Gold, Inc.	9,480	730,529
Versum Materials, Inc.	19,720	710,117
Chemours Co.	7,880	310,787
Total Basic Materials		1,751,433

Total Common Stocks
(Cost $77,157,014)		88,324,677

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.9%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$423,851	423,851
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	209,422	209,422
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	139,614	139,614
Total Repurchase Agreements
(Cost $772,887)		772,887

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	2,625,155	2,625,155
Total Securities Lending Collateral
(Cost $2,625,155)		2,625,155

Total Investments - 103.4%
(Cost $80,555,056)		$91,722,719
Other Assets & Liabilities, net - (3.4)%		(3,036,294)
Total Net Assets - 100.0%		$88,686,425

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$88,324,677	$—	$—	$88,324,677
Repurchase Agreements	—	772,887	—	772,887
Securities Lending Collateral	2,625,155	—	—	2,625,155
Total Assets	$90,949,832	$772,887	$—	$91,722,719

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $2,592,250 of securities loaned (cost $79,782,169)	$90,949,832
Repurchase agreements, at value (cost $772,887)	772,887
Receivables:
Securities sold	674,864
Dividends	33,883
Fund shares sold	2,543
Securities lending income	289
Interest	145
Total assets	92,434,443

Liabilities:
Payable for:
Return of securities loaned	2,625,155
Securities purchased	917,891
Fund shares redeemed	66,670
Management fees	46,863
Distribution and service fees	21,867
Transfer agent and administrative fees	15,621
Portfolio accounting fees	6,248
Trustees’ fees*	81
Miscellaneous	47,622
Total liabilities	3,748,018
Commitments and contingent liabilities (Note 12)	—
Net assets	$88,686,425

Net assets consist of:
Paid in capital	$68,246,642
Total distributable earnings (loss)	20,439,783
Net assets	$88,686,425

A-Class:
Net assets	$12,583,791
Capital shares outstanding	218,005
Net asset value per share	$57.72
Maximum offering price per share (Net asset value divided by 95.25%)	$60.60

C-Class:
Net assets	$11,112,571
Capital shares outstanding	222,862
Net asset value per share	$49.86

H-Class:
Net assets	$64,990,063
Capital shares outstanding	1,124,673
Net asset value per share	$57.79

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$341,140
Interest	4,605
Income from securities lending, net	2,686
Total investment income	348,431

Expenses:
Management fees	376,033
Distribution and service fees:
A-Class	16,215
C-Class	64,142
H-Class	93,093
Transfer agent and administrative fees	125,344
Portfolio accounting fees	50,137
Registration fees	47,301
Trustees’ fees*	17,116
Custodian fees	6,890
Line of credit fees	48
Miscellaneous	48,758
Total expenses	845,077
Net investment loss	(496,646)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,531,723
Net realized gain	5,531,723
Net change in unrealized appreciation (depreciation) on:
Investments	(655,088)
Net change in unrealized appreciation (depreciation)	(655,088)
Net realized and unrealized gain	4,876,635
Net increase in net assets resulting from operations	$4,379,989

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(496,646)	$(894,599)
Net realized gain on investments	5,531,723	16,743,616
Net change in unrealized appreciation (depreciation) on investments	(655,088)	(996,495)
Net increase in net assets resulting from operations	4,379,989	14,852,522

Distributions to shareholders:
A-Class	—	(758,591)[1]
C-Class	—	(1,010,802)[1]
H-Class	—	(5,176,969)[1]
Total distributions to shareholders	—	(6,946,362)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,175,552	17,483,446
C-Class	647,359	1,462,087
H-Class	53,985,671	96,888,514
Distributions reinvested
A-Class	—	732,820
C-Class	—	1,003,234
H-Class	—	5,118,047
Cost of shares redeemed
A-Class	(5,502,587)	(24,259,785)
C-Class	(4,161,006)	(4,366,393)
H-Class	(65,925,208)	(112,572,215)
Net decrease from capital share transactions	(14,780,219)	(18,510,245)
Net decrease in net assets	(10,400,230)	(10,604,085)

Net assets:
Beginning of period	99,086,655	109,690,740
End of period	$88,686,425	$99,086,655

Capital share activity:
Shares sold
A-Class	108,949	329,582
C-Class	12,974	30,103
H-Class	950,454	1,771,228
Shares issued from reinvestment of distributions
A-Class	—	13,716
C-Class	—	21,607
H-Class	—	95,682
Shares redeemed
A-Class	(97,025)	(457,240)
C-Class	(84,825)	(92,674)
H-Class	(1,165,415)	(2,067,255)
Net decrease in shares	(274,888)	(355,251)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$54.96	$50.84	$46.51	$53.86	$58.66	$49.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.41)	(.34)	(.36)	(.29)	(.22)
Net gain (loss) on investments (realized and unrealized)	2.99	8.09	5.41	(4.48)	3.88	11.05
Total from investment operations	2.76	7.68	5.07	(4.84)	3.59	10.83
Less distributions from:
Net realized gains	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$57.72	$54.96	$50.84	$46.51	$53.86	$58.66

Total Return[c]	5.02%	15.33%	10.98%	(9.23%)	7.18%	21.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,584	$11,327	$16,269	$29,017	$40,648	$59,293
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.77%)	(0.71%)	(0.71%)	(0.53%)	(0.40%)
Total expenses	1.59%	1.53%	1.52%	1.50%	1.51%	1.52%
Portfolio turnover rate	63%	160%	127%	143%	134%	131%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$47.66	$44.83	$41.41	$48.60	$54.13	$46.39
Income (loss) from investment operations:
Net investment income (loss)[b]	(.40)	(.71)	(.61)	(.66)	(.64)	(.58)
Net gain (loss) on investments (realized and unrealized)	2.60	7.10	4.77	(4.02)	3.50	10.25
Total from investment operations	2.20	6.39	4.16	(4.68)	2.86	9.67
Less distributions from:
Net realized gains	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$49.86	$47.66	$44.83	$41.41	$48.60	$54.13

Total Return[c]	4.62%	14.47%	10.16%	(9.92%)	6.39%	20.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,113	$14,046	$15,049	$20,279	$26,689	$28,567
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.49%)	(1.44%)	(1.46%)	(1.26%)	(1.15%)
Total expenses	2.34%	2.28%	2.27%	2.25%	2.26%	2.27%
Portfolio turnover rate	63%	160%	127%	143%	134%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$55.03	$50.89	$46.56	$53.91	$58.71	$49.80
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(.40)	(.33)	(.36)	(.29)	(.18)
Net gain (loss) on investments (realized and unrealized)	3.02	8.10	5.40	(4.48)	3.88	11.02
Total from investment operations	2.76	7.70	5.07	(4.84)	3.59	10.84
Less distributions from:
Net realized gains	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	—	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$57.79	$55.03	$50.89	$46.56	$53.91	$58.71

Total Return	5.02%	15.32%	10.99%	(9.22%)	7.18%	21.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,990	$73,714	$78,373	$94,915	$124,672	$186,863
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.74%)	(0.68%)	(0.71%)	(0.52%)	(0.33%)
Total expenses	1.59%	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	63%	160%	127%	143%	134%	131%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
LifePoint Health, Inc.	3.5%
Genworth Financial, Inc. — Class A	3.1%
Signet Jewelers Ltd.	3.1%
Dillard's, Inc. — Class A	3.0%
NOW, Inc.	2.9%
Avnet, Inc.	2.7%
PBF Energy, Inc. — Class A	2.7%
World Fuel Services Corp.	2.3%
Dick's Sporting Goods, Inc.	2.1%
Domtar Corp.	2.0%
Top Ten Total	27.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	8.46%	10.44%	8.64%	9.01%
A-Class Shares with sales charge‡	3.30%	5.19%	7.59%	8.49%
C-Class Shares	8.05%	9.62%	7.83%	8.17%
C-Class Shares with CDSC§	7.05%	8.62%	7.83%	8.17%
H-Class Shares	8.41%	10.38%	8.63%	8.99%
S&P MidCap 400 Pure Value Index	9.49%	12.30%	10.80%	12.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Energy - 20.9%
NOW, Inc.*	22,670	$375,188
PBF Energy, Inc. — Class A	7,038	351,267
Ensco plc — Class A1	28,210	238,092
Diamond Offshore Drilling, Inc.*,1	10,590	211,800
McDermott International, Inc.*	9,550	176,007
QEP Resources, Inc.*	14,311	162,000
Rowan Companies plc — Class A*	8,430	158,737
Range Resources Corp.	9,297	157,956
Murphy USA, Inc.*	1,794	153,315
Oceaneering International, Inc.*	5,465	150,834
Oasis Petroleum, Inc.*	9,420	133,576
Murphy Oil Corp.	3,392	113,089
Gulfport Energy Corp.*	9,777	101,779
CNX Resources Corp.*	7,102	101,630
Chesapeake Energy Corp.*,1	21,500	96,535
Callon Petroleum Co.*	4,960	59,470
Total Energy		2,741,275

Financial - 18.8%
Genworth Financial, Inc. — Class A*	98,968	412,697
Old Republic International Corp.	8,279	185,284
Navient Corp.	13,330	179,688
Reinsurance Group of America, Inc. — Class A	991	143,259
Legg Mason, Inc.	4,462	139,348
Aspen Insurance Holdings Ltd.	3,034	126,821
Sabra Health Care REIT, Inc.	5,351	123,715
Alleghany Corp.	183	119,413
Hanover Insurance Group, Inc.	953	117,572
WR Berkley Corp.	1,425	113,900
FNB Corp.	7,130	90,693
LaSalle Hotel Properties REIT	2,570	88,897
Stifel Financial Corp.	1,610	82,529
New York Community Bancorp, Inc.	7,790	80,782
Mercury General Corp.	1,600	80,256
American Financial Group, Inc.	660	73,240
Associated Banc-Corp.	2,741	71,266
PacWest Bancorp	1,360	64,804
United Bankshares, Inc.	1,745	63,431
Umpqua Holdings Corp.	3,021	62,837
Alexander & Baldwin, Inc. REIT	2,200	49,918
Total Financial		2,470,350

Industrial - 17.4%
Avnet, Inc.	8,015	358,832
Arrow Electronics, Inc.*	3,235	238,484
AECOM*	6,366	207,913
Esterline Technologies Corp.*	2,180	198,271
Tech Data Corp.*	2,649	189,589
Regal Beloit Corp.	1,425	117,491
SYNNEX Corp.	1,375	116,462
Ryder System, Inc.	1,586	115,889
Trinity Industries, Inc.	2,597	95,154
AGCO Corp.	1,538	93,495
KBR, Inc.	4,390	92,761
GATX Corp.	980	84,858
EMCOR Group, Inc.	1,080	81,119
Kirby Corp.*	982	80,770
Greif, Inc. — Class A	1,441	77,324
Worthington Industries, Inc.	1,670	72,411
Owens-Illinois, Inc.*	3,340	62,759
Total Industrial		2,283,582

Consumer, Cyclical - 15.4%
Signet Jewelers Ltd.	6,180	407,447
Dillard’s, Inc. — Class A1	5,150	393,151
World Fuel Services Corp.	10,729	296,979
Dick’s Sporting Goods, Inc.	7,680	272,486
Bed Bath & Beyond, Inc.	12,610	189,150
AutoNation, Inc.*	3,480	144,594
JetBlue Airways Corp.*	4,546	88,011
HNI Corp.	1,950	86,268
Big Lots, Inc.	2,021	84,458
International Speedway Corp. — Class A1	1,449	63,466
Total Consumer, Cyclical		2,026,010

Consumer, Non-cyclical - 13.5%
LifePoint Health, Inc.*	7,199	463,616
TreeHouse Foods, Inc.*	4,868	232,934
Acadia Healthcare Company, Inc.*	5,380	189,376
Aaron’s, Inc.	2,960	161,202
United Natural Foods, Inc.*	4,939	147,923
Patterson Companies, Inc.	5,660	138,387
Graham Holdings Co. — Class B	187	108,329
ManpowerGroup, Inc.	1,236	106,246
Avis Budget Group, Inc.*	2,640	84,850
Adtalem Global Education, Inc.*	1,538	74,132
MEDNAX, Inc.*	1,510	70,456
Total Consumer, Non-cyclical		1,777,451

Basic Materials - 7.1%
Domtar Corp.	5,037	262,780
Reliance Steel & Aluminum Co.	2,472	210,837
United States Steel Corp.	6,282	191,475
Commercial Metals Co.	8,523	174,892
Allegheny Technologies, Inc.*	3,260	96,333
Total Basic Materials		936,317

Communications - 3.6%
Telephone & Data Systems, Inc.	7,493	228,012
Ciena Corp.*	5,277	164,853
ARRIS International plc*	3,130	81,349
Total Communications		474,214

Technology - 2.8%
Synaptics, Inc.*	2,892	131,933
Convergys Corp.	4,990	118,463

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

NCR Corp.*	2,386	$67,786
NetScout Systems, Inc.*	2,013	50,828
Total Technology		369,010

Total Common Stocks
(Cost $10,729,359)		13,078,209

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.1%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$80,832	80,832
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	39,938	39,938
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	26,626	26,626
Total Repurchase Agreements
(Cost $147,396)		147,396

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	588,594	$588,594
Total Securities Lending Collateral
(Cost $588,594)		588,594

Total Investments - 105.1%
(Cost $11,465,349)		$13,814,199
Other Assets & Liabilities, net - (5.1)%		(672,610)
Total Net Assets - 100.0%		$13,141,589

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,078,209	$—	$—	$13,078,209
Repurchase Agreements	—	147,396	—	147,396
Securities Lending Collateral	588,594	—	—	588,594
Total Assets	$13,666,803	$147,396	$—	$13,814,199

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $571,161 of securities loaned (cost $11,317,953)	$13,666,803
Repurchase agreements, at value (cost $147,396)	147,396
Cash	431
Receivables:
Fund shares sold	17,310
Dividends	7,353
Securities lending income	358
Interest	27
Total assets	13,839,678

Liabilities:
Payable for:
Return of securities loaned	588,594
Securities purchased	83,676
Fund shares redeemed	7,666
Management fees	7,351
Distribution and service fees	3,518
Transfer agent and administrative fees	2,450
Portfolio accounting fees	980
Trustees’ fees*	14
Miscellaneous	3,840
Total liabilities	698,089
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,141,589

Net assets consist of:
Paid in capital	$12,687,634
Total distributable earnings (loss)	453,955
Net assets	$13,141,589

A-Class:
Net assets	$1,348,088
Capital shares outstanding	23,313
Net asset value per share	$57.83
Maximum offering price per share (Net asset value divided by 95.25%)	$60.71

C-Class:
Net assets	$1,918,575
Capital shares outstanding	37,503
Net asset value per share	$51.16

H-Class:
Net assets	$9,874,926
Capital shares outstanding	171,056
Net asset value per share	$57.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$85,508
Interest	642
Income from securities lending, net	5,195
Total investment income	91,345

Expenses:
Management fees	51,121
Distribution and service fees:
A-Class	1,433
C-Class	10,884
H-Class	12,886
Transfer agent and administrative fees	17,040
Registration fees	10,377
Portfolio accounting fees	6,816
Trustees’ fees*	3,102
Custodian fees	942
Line of credit fees	67
Miscellaneous	2,015
Total expenses	116,683
Net investment loss	(25,338)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	54,059
Net realized gain	54,059
Net change in unrealized appreciation (depreciation) on:
Investments	836,875
Net change in unrealized appreciation (depreciation)	836,875
Net realized and unrealized gain	890,934
Net increase in net assets resulting from operations	$865,596

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(25,338)	$4,694
Net realized gain on investments	54,059	2,987,619
Net change in unrealized appreciation (depreciation) on investments	836,875	(1,711,037)
Net increase in net assets resulting from operations	865,596	1,281,276

Distributions to shareholders:
A-Class	—	(25,067)[1]
C-Class	—	(41,239)[1]
H-Class	—	(540,034)[1]
Total distributions to shareholders	—	(606,340)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,657,141	4,669,629
C-Class	645,220	634,992
H-Class	40,626,965	122,982,787
Distributions reinvested
A-Class	—	25,036
C-Class	—	40,600
H-Class	—	537,320
Cost of shares redeemed
A-Class	(1,473,764)	(6,618,369)
C-Class	(753,888)	(2,095,601)
H-Class	(39,256,574)	(137,386,529)
Net increase (decrease) from capital share transactions	1,445,100	(17,210,135)
Net increase (decrease) in net assets	2,310,696	(16,535,199)

Net assets:
Beginning of period	10,830,893	27,366,092
End of period	$13,141,589	$10,830,893

Capital share activity:
Shares sold
A-Class	29,206	89,322
C-Class	13,057	12,719
H-Class	745,377	2,344,171
Shares issued from reinvestment of distributions
A-Class	—	459
C-Class	—	836
H-Class	—	9,855
Shares redeemed
A-Class	(26,225)	(126,997)
C-Class	(14,815)	(45,164)
H-Class	(722,463)	(2,617,759)
Net increase (decrease) in shares	24,137	(332,558)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$53.32	$51.39	$42.43	$45.68	$43.04	$36.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	.02	(.08)	.16	.11	(.03)
Net gain (loss) on investments (realized and unrealized)	4.56	2.89	9.14	(3.30)	2.58	7.08
Total from investment operations	4.51	2.91	9.06	(3.14)	2.69	7.05
Less distributions from:
Net investment income	—	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	—	(.98)	—	—	—	—
Total distributions	—	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$57.83	$53.32	$51.39	$42.43	$45.68	$43.04

Total Return[c]	8.46%	5.63%	21.34%	(6.88%)	6.25%	19.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,348	$1,084	$2,957	$4,775	$1,904	$2,357
Ratios to average net assets:
Net investment income (loss)	(0.19%)	0.03%	(0.17%)	0.39%	0.26%	(0.06%)
Total expenses	1.59%	1.54%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	302%	506%	628%	493%	638%	506%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$47.35	$46.08	$38.33	$41.59	$39.48	$33.46
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.29)	(.36)	(.12)	(.18)	(.25)
Net gain (loss) on investments (realized and unrealized)	4.05	2.54	8.21	(3.03)	2.34	6.46
Total from investment operations	3.81	2.25	7.85	(3.15)	2.16	6.21
Less distributions from:
Net investment income	—	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	—	(.98)	—	—	—	—
Total distributions	—	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$51.16	$47.35	$46.08	$38.33	$41.59	$39.48

Total Return[c]	8.05%	4.82%	20.46%	(7.58%)	5.47%	18.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,919	$1,859	$3,266	$2,165	$3,033	$2,207
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.62%)	(0.85%)	(0.30%)	(0.44%)	(0.71%)
Total expenses	2.34%	2.28%	2.28%	2.25%	2.26%	2.28%
Portfolio turnover rate	302%	506%	628%	493%	638%	506%

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$53.25	$51.33	$42.38	$45.62	$42.98	$36.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	.04	(.07)	.20	.11	.06
Net gain (loss) on investments (realized and unrealized)	4.56	2.86	9.12	(3.33)	2.58	6.95
Total from investment operations	4.48	2.90	9.05	(3.13)	2.69	7.01
Less distributions from:
Net investment income	—	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	—	(.98)	—	—	—	—
Total distributions	—	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$57.73	$53.25	$51.33	$42.38	$45.62	$42.98

Total Return	8.41%	5.58%	21.36%	(6.86%)	6.26%	19.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,875	$7,888	$21,143	$48,048	$8,968	$10,563
Ratios to average net assets:
Net investment income (loss)	(0.27%)	0.08%	(0.16%)	0.47%	0.25%	0.15%
Total expenses	1.59%	1.53%	1.53%	1.51%	1.51%	1.52%
Portfolio turnover rate	302%	506%	628%	493%	638%	506%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
BioTelemetry, Inc.	2.4%
Insperity, Inc.	1.8%
Amedisys, Inc.	1.7%
Qualys, Inc.	1.7%
Brooks Automation, Inc.	1.6%
NMI Holdings, Inc. — Class A	1.6%
Medifast, Inc.	1.6%
Integer Holdings Corp.	1.4%
Enanta Pharmaceuticals, Inc.	1.4%
Supernus Pharmaceuticals, Inc.	1.4%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	15.98%	20.60%	12.18%	12.24%
A-Class Shares with sales charge‡	10.47%	14.87%	11.09%	11.69%
C-Class Shares	15.52%	19.67%	11.33%	11.40%
C-Class Shares with CDSC§	14.52%	18.67%	11.33%	11.40%
H-Class Shares	15.97%	20.59%	12.18%	12.23%
S&P SmallCap 600 Pure Growth Index	17.11%	22.64%	14.17%	14.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 34.7%
BioTelemetry, Inc.*	17,485	$1,126,908
Insperity, Inc.	7,226	852,307
Amedisys, Inc.*	6,383	797,620
Medifast, Inc.	3,330	737,762
Integer Holdings Corp.*	8,110	672,725
Enanta Pharmaceuticals, Inc.*	7,747	662,059
Supernus Pharmaceuticals, Inc.*	12,873	648,156
Innoviva, Inc.*	37,862	577,017
Ligand Pharmaceuticals, Inc. — Class B*	2,097	575,605
Calavo Growers, Inc.[1]	5,506	531,880
OraSure Technologies, Inc.*	31,214	482,256
LHC Group, Inc.*	4,560	469,634
AMN Healthcare Services, Inc.*	8,414	460,246
Emergent BioSolutions, Inc.*	6,620	435,795
Momenta Pharmaceuticals, Inc.*	16,235	426,980
ASGN, Inc.*	5,220	412,015
Corcept Therapeutics, Inc.*	27,741	388,929
Cutera, Inc.*	11,756	382,658
Merit Medical Systems, Inc.*	5,945	365,320
Providence Service Corp.*	5,420	364,657
LeMaitre Vascular, Inc.	9,296	360,127
Surmodics, Inc.*	4,739	353,766
Repligen Corp.*	6,210	344,407
Korn/Ferry International	6,960	342,710
Myriad Genetics, Inc.*	6,100	280,600
Green Dot Corp. — Class A*	3,120	277,118
MiMedx Group, Inc.*,1	43,868	271,104
CorVel Corp.*	4,130	248,832
Central Garden & Pet Co. — Class A*	7,336	243,115
Coca-Cola Bottling Company Consolidated	1,330	242,433
NutriSystem, Inc.	6,454	239,121
Heska Corp.*	2,064	233,872
Neogen Corp.*	3,024	216,307
Phibro Animal Health Corp. — Class A	4,590	196,911
ANI Pharmaceuticals, Inc.*	3,427	193,763
MGP Ingredients, Inc.[1]	2,240	176,915
Tivity Health, Inc.*	5,465	175,700
Eagle Pharmaceuticals, Inc.*	2,450	169,858
Inter Parfums, Inc.	2,547	164,154
Orthofix Medical, Inc.*	2,440	141,056
Central Garden & Pet Co.*	2,162	77,918
Lantheus Holdings, Inc.*	4,545	67,948
Total Consumer, Non-cyclical		16,388,264

Industrial - 17.4%
Proto Labs, Inc.*	3,670	593,623
KEMET Corp.*	31,156	577,944
Trex Company, Inc.*	6,592	507,452
TTM Technologies, Inc.*	30,601	486,862
PGT Innovations, Inc.*	20,649	446,018
Control4 Corp.*	12,780	438,737
Applied Optoelectronics, Inc.*,1	16,236	400,380
Aerovironment, Inc.*	3,490	391,473
TopBuild Corp.*	6,200	352,284
II-VI, Inc.*	6,993	330,769
Vicor Corp.*	6,969	320,574
Axon Enterprise, Inc.*	4,560	312,041
Patrick Industries, Inc.*	5,193	307,426
EnPro Industries, Inc.	4,210	307,035
Harsco Corp.*	9,734	277,906
Electro Scientific Industries, Inc.*	15,010	261,924
Comfort Systems USA, Inc.	4,630	261,132
John Bean Technologies Corp.	2,078	247,905
Aerojet Rocketdyne Holdings, Inc.*	5,440	184,906
US Concrete, Inc.*,1	3,840	176,064
Forward Air Corp.	2,410	172,797
Alamo Group, Inc.	1,880	172,227
Simpson Manufacturing Company, Inc.	2,266	164,194
Barnes Group, Inc.	2,030	144,191
Albany International Corp. — Class A	1,710	135,945
Raven Industries, Inc.	2,850	130,387
American Woodmark Corp.*	1,270	99,632
Total Industrial		8,201,828

Technology - 16.4%
Qualys, Inc.*	8,794	783,545
Brooks Automation, Inc.	21,900	767,157
Mercury Systems, Inc.*	10,985	607,690
Cohu, Inc.	20,420	512,542
Tabula Rasa HealthCare, Inc.*	5,890	478,209
Virtusa Corp.*	8,690	466,740
Rudolph Technologies, Inc.*	18,419	450,345
FormFactor, Inc.*	29,410	404,387
Kulicke & Soffa Industries, Inc.	15,700	374,288
Omnicell, Inc.*	5,139	369,494
Axcelis Technologies, Inc.*	18,290	359,399
NextGen Healthcare, Inc.*	17,550	352,404
Ebix, Inc.	3,723	294,676
MaxLinear, Inc. — Class A*	13,732	272,992
CEVA, Inc.*	9,264	266,340
Cabot Microelectronics Corp.	2,220	229,037
ExlService Holdings, Inc.*	3,370	223,094
SPS Commerce, Inc.*	1,988	197,289
Progress Software Corp.	2,738	96,624
TTEC Holdings, Inc.	3,660	94,794
Advanced Energy Industries, Inc.*	1,580	81,607
Rambus, Inc.*	6,579	71,777
Total Technology		7,754,430

Consumer, Cyclical - 11.7%
Fox Factory Holding Corp.*	8,563	599,838
Cavco Industries, Inc.*	2,147	543,191
Wingstop, Inc.	6,072	414,536
Ruth’s Hospitality Group, Inc.	12,440	392,482
Dave & Buster’s Entertainment, Inc.	5,705	377,785
Sleep Number Corp.*	9,856	362,504
iRobot Corp.*,1	3,183	349,875
LGI Homes, Inc.*	7,350	348,684
RH*,1	2,568	336,434
FirstCash, Inc.	4,010	328,820
Penn National Gaming, Inc.*	9,639	317,316

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Installed Building Products, Inc.*	6,315	$246,285
Monarch Casino & Resort, Inc.*	5,300	240,885
Winnebago Industries, Inc.	6,184	205,000
PetMed Express, Inc.[1]	5,335	176,108
Shake Shack, Inc. — Class A*	2,640	166,346
Interface, Inc. — Class A	5,230	122,120
Total Consumer, Cyclical		5,528,209

Financial - 11.6%
NMI Holdings, Inc. — Class A*	33,080	749,262
Four Corners Property Trust, Inc. REIT	21,968	564,358
National Bank Holdings Corp. — Class A	14,190	534,253
Walker & Dunlop, Inc.	9,614	508,388
National Storage Affiliates Trust REIT	19,270	490,229
Axos Financial, Inc.*	9,565	328,940
Preferred Bank/Los Angeles CA	5,290	309,465
Third Point Reinsurance Ltd.*	22,140	287,820
Easterly Government Properties, Inc. REIT	12,800	247,936
HFF, Inc. — Class A	5,780	245,535
LegacyTexas Financial Group, Inc.	5,430	231,318
Pacific Premier Bancorp, Inc.*	4,987	185,516
LCI Industries	2,064	170,899
Meta Financial Group, Inc.	1,930	159,515
ServisFirst Bancshares, Inc.	3,724	145,795
EastGroup Properties, Inc. REIT	1,323	126,505
Lexington Realty Trust REIT	14,658	121,661
WageWorks, Inc.*	1,990	85,073
Total Financial		5,492,468

Communications - 4.9%
Stamps.com, Inc.*	2,350	531,570
XO Group, Inc.*	13,020	448,929
QuinStreet, Inc.*	32,010	434,376
CalAmp Corp.*	11,520	276,019
Vonage Holdings Corp.*	15,390	217,923
Shutterstock, Inc.	2,966	161,884
Cogent Communications Holdings, Inc.	2,120	118,296
Extreme Networks, Inc.*	17,819	97,648
Total Communications		2,286,645

Basic Materials - 1.9%
Kraton Corp.*	7,342	346,175
Rogers Corp.*	1,750	257,810
Koppers Holdings, Inc.*	5,570	173,505
Ingevity Corp.*	1,270	129,388
Total Basic Materials		906,878

Energy - 0.9%
KLX Energy Services Holdings, Inc.*	13,090	419,011

Total Common Stocks
(Cost $38,706,107)		46,977,733

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$99,864	99,864
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	49,342	49,342
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	32,895	32,895
Total Repurchase Agreements
(Cost $182,101)		182,101

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,367,070	1,367,070
Total Securities Lending Collateral
(Cost $1,367,070)		1,367,070

Total Investments - 102.8%
(Cost $40,255,278)		$48,526,904
Other Assets & Liabilities, net - (2.8)%		(1,330,596)
Total Net Assets - 100.0%		$47,196,308

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$46,977,733	$—	$—	$46,977,733
Repurchase Agreements	—	182,101	—	182,101
Securities Lending Collateral	1,367,070	—	—	1,367,070
Total Assets	$48,344,803	$182,101	$—	$48,526,904

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $1,287,902 of securities loaned (cost $40,073,177)	$48,344,803
Repurchase agreements, at value (cost $182,101)	182,101
Receivables:
Securities sold	561,469
Fund shares sold	61,372
Dividends	17,727
Securities lending income	2,472
Interest	34
Total assets	49,169,978

Liabilities:
Payable for:
Return of securities loaned	1,367,070
Securities purchased	445,001
Fund shares redeemed	76,246
Management fees	28,404
Distribution and service fees	11,628
Transfer agent and administrative fees	9,468
Portfolio accounting fees	3,787
Trustees’ fees*	30
Miscellaneous	32,036
Total liabilities	1,973,670
Commitments and contingent liabilities (Note 12)	—
Net assets	$47,196,308

Net assets consist of:
Paid in capital	$40,033,263
Total distributable earnings (loss)	7,163,045
Net assets	$47,196,308

A-Class:
Net assets	$4,597,004
Capital shares outstanding	55,215
Net asset value per share	$83.26
Maximum offering price per share (Net asset value divided by 95.25%)	$87.41

C-Class:
Net assets	$3,823,206
Capital shares outstanding	51,364
Net asset value per share	$74.43

H-Class:
Net assets	$38,776,098
Capital shares outstanding	465,834
Net asset value per share	$83.24

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends	$94,929
Interest	2,558
Income from securities lending, net	27,410
Total investment income	124,897

Expenses:
Management fees	151,981
Distribution and service fees:
A-Class	4,579
C-Class	18,341
H-Class	41,496
Transfer agent and administrative fees	50,661
Portfolio accounting fees	20,264
Trustees’ fees*	4,289
Custodian fees	2,693
Line of credit fees	114
Miscellaneous	42,965
Total expenses	337,383
Net investment loss	(212,486)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(772,506)
Net realized loss	(772,506)
Net change in unrealized appreciation (depreciation) on:
Investments	5,793,781
Net change in unrealized appreciation (depreciation)	5,793,781
Net realized and unrealized gain	5,021,275
Net increase in net assets resulting from operations	$4,808,789

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(212,486)	$(177,043)
Net realized gain (loss) on investments	(772,506)	2,564,257
Net change in unrealized appreciation (depreciation) on investments	5,793,781	(2,055,841)
Net increase in net assets resulting from operations	4,808,789	331,373

Distributions to shareholders:
A-Class	—	(64,670)[1]
C-Class	—	(104,709)[1]
H-Class	—	(597,163)[1]
Total distributions to shareholders	—	(766,542)[1]

Capital share transactions:
Proceeds from sale of shares
A-Class	5,824,887	14,158,497
C-Class	3,014,458	2,836,085
H-Class	96,001,004	112,035,613
Distributions reinvested
A-Class	—	60,401
C-Class	—	96,921
H-Class	—	583,708
Cost of shares redeemed
A-Class	(3,479,049)	(14,705,207)
C-Class	(2,018,871)	(3,788,527)
H-Class	(76,688,945)	(128,438,678)
Net increase (decrease) from capital share transactions	22,653,484	(17,161,187)
Net increase (decrease) in net assets	27,462,273	(17,596,356)

Net assets:
Beginning of period	19,734,035	37,330,391
End of period	$47,196,308	$19,734,035

Capital share activity:
Shares sold
A-Class	71,812	202,422
C-Class	42,329	43,984
H-Class	1,224,931	1,629,672
Shares issued from reinvestment of distributions
A-Class	—	866
C-Class	—	1,545
H-Class	—	8,371
Shares redeemed
A-Class	(42,460)	(215,946)
C-Class	(27,505)	(60,278)
H-Class	(975,364)	(1,905,889)
Net increase (decrease) in shares	293,743	(295,253)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$71.79	$65.58	$52.28	$58.90	$52.99	$41.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.39)	(.63)	(.41)	(.20)	(.46)	(.31)
Net gain (loss) on investments (realized and unrealized)	11.86	9.35	13.71	(6.42)	6.37	11.36
Total from investment operations	11.47	8.72	13.30	(6.62)	5.91	11.05
Less distributions from:
Net realized gains	—	(2.51)	—	—	—	—
Total distributions	—	(2.51)	—	—	—	—
Net asset value, end of period	$83.26	$71.79	$65.58	$52.28	$58.90	$52.99

Total Return[c]	15.98%	13.41%	25.44%	(11.24%)	11.15%	26.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,597	$1,857	$2,526	$2,451	$2,825	$7,265
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.91%)	(0.71%)	(0.36%)	(0.88%)	(0.60%)
Total expenses	1.60%	1.53%	1.52%	1.50%	1.51%	1.53%
Portfolio turnover rate	162%	643%	818%	309%	380%	677%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$64.43	$59.55	$47.82	$54.28	$49.21	$39.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.62)	(.96)	(.79)	(.62)	(.74)	(.66)
Net gain (loss) on investments (realized and unrealized)	10.62	8.35	12.52	(5.84)	5.81	10.63
Total from investment operations	10.00	7.39	11.73	(6.46)	5.07	9.97
Less distributions from:
Net realized gains	—	(2.51)	—	—	—	—
Total distributions	—	(2.51)	—	—	—	—
Net asset value, end of period	$74.43	$64.43	$59.55	$47.82	$54.28	$49.21

Total Return[c]	15.52%	12.52%	24.51%	(11.90%)	10.30%	25.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,823	$2,354	$3,054	$2,542	$5,436	$4,268
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.52%)	(1.48%)	(1.19%)	(1.50%)	(1.46%)
Total expenses	2.35%	2.28%	2.28%	2.25%	2.25%	2.28%
Portfolio turnover rate	162%	643%	818%	309%	380%	677%

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$71.78	$65.58	$52.27	$58.89	$52.99	$41.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.40)	(.55)	(.44)	(.28)	(.31)	(.38)
Net gain (loss) on investments (realized and unrealized)	11.86	9.26	13.75	(6.34)	6.21	11.43
Total from investment operations	11.46	8.71	13.31	(6.62)	5.90	11.05
Less distributions from:
Net realized gains	—	(2.51)	—	—	—	—
Total distributions	—	(2.51)	—	—	—	—
Net asset value, end of period	$83.24	$71.78	$65.58	$52.27	$58.89	$52.99

Total Return	15.97%	13.38%	25.46%	(11.24%)	11.13%	26.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,776	$15,523	$31,750	$25,046	$50,810	$16,996
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.80%)	(0.75%)	(0.49%)	(0.58%)	(0.77%)
Total expenses	1.60%	1.53%	1.53%	1.50%	1.49%	1.52%
Portfolio turnover rate	162%	643%	818%	309%	380%	677%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Renewable Energy Group, Inc.	1.9%
Office Depot, Inc.	1.8%
GameStop Corp. — Class A	1.5%
Shoe Carnival, Inc.	1.3%
Veritiv Corp.	1.3%
ScanSource, Inc.	1.2%
Green Plains, Inc.	1.2%
Cato Corp. — Class A	1.2%
Perry Ellis International, Inc.	1.2%
Olympic Steel, Inc.	1.2%
Top Ten Total	13.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	9.84%	9.92%	6.00%	7.93%
A-Class Shares with sales charge‡	4.62%	4.69%	4.97%	7.40%
C-Class Shares	9.40%	9.03%	5.19%	7.08%
C-Class Shares with CDSC§	8.40%	8.03%	5.19%	7.08%
H-Class Shares	9.79%	9.83%	6.02%	7.92%
S&P SmallCap 600 Pure Value Index	10.57%	11.71%	8.05%	11.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 37.8%
Office Depot, Inc.	109,400	$351,174
GameStop Corp. — Class A1	19,690	300,666
Shoe Carnival, Inc.	6,795	261,608
Veritiv Corp.*	6,911	251,560
ScanSource, Inc.*	6,069	242,153
Cato Corp. — Class A	11,385	239,313
Perry Ellis International, Inc.*	8,706	237,935
Fossil Group, Inc.*	10,055	234,080
Abercrombie & Fitch Co. — Class A	10,762	227,294
Superior Industries International, Inc.	12,625	215,256
Genesco, Inc.*	4,345	204,650
Barnes & Noble, Inc.	32,933	191,011
American Axle & Manufacturing Holdings, Inc.*	10,818	188,666
Vitamin Shoppe, Inc.*,1	18,652	186,520
Hibbett Sports, Inc.*,1	9,617	180,800
Express, Inc.*	16,085	177,900
Sonic Automotive, Inc. — Class A	9,126	176,588
Barnes & Noble Education, Inc.*	30,185	173,866
Regis Corp.*	8,005	163,542
G-III Apparel Group Ltd.*	3,393	163,509
Big 5 Sporting Goods Corp.[1]	31,710	161,721
Vera Bradley, Inc.*,1	10,520	160,535
Anixter International, Inc.*	2,216	155,785
Ascena Retail Group, Inc.*	33,074	151,148
DSW, Inc. — Class A	4,327	146,599
MarineMax, Inc.*	6,580	139,825
Cooper Tire & Rubber Co.	4,810	136,123
Guess?, Inc.	5,984	135,238
Group 1 Automotive, Inc.	2,047	132,850
Chico’s FAS, Inc.	15,044	130,432
Zumiez, Inc.*	4,761	125,452
Caleres, Inc.	3,361	120,526
EZCORP, Inc. — Class A*	11,053	118,267
Kirkland’s, Inc.*	11,581	116,852
M/I Homes, Inc.*	4,654	111,370
Asbury Automotive Group, Inc.*	1,519	104,431
Core-Mark Holding Company, Inc.	3,071	104,291
Essendant, Inc.	7,439	95,368
Haverty Furniture Companies, Inc.	4,130	91,273
Red Robin Gourmet Burgers, Inc.*	2,094	84,074
Vista Outdoor, Inc.*	4,559	81,561
Movado Group, Inc.	1,868	78,269
J.C. Penney Company, Inc.*,1	40,785	67,703
El Pollo Loco Holdings, Inc.*	5,326	66,841
Cooper-Standard Holdings, Inc.*	546	65,509
Daktronics, Inc.	6,420	50,333
Francesca’s Holdings Corp.*	13,480	50,011
Standard Motor Products, Inc.	950	46,759
Titan International, Inc.	5,629	41,767
Unifi, Inc.*	1,279	36,234
Total Consumer, Cyclical		7,475,238

Industrial - 15.7%
Olympic Steel, Inc.	11,382	237,543
ArcBest Corp.	4,013	194,831
Orion Group Holdings, Inc.*	22,997	173,627
Atlas Air Worldwide Holdings, Inc.*	2,716	173,145
DXP Enterprises, Inc.*	4,249	170,258
Sanmina Corp.*	5,354	147,770
Greenbrier Companies, Inc.	2,352	141,355
Powell Industries, Inc.	3,804	137,933
Echo Global Logistics, Inc.*	4,043	125,131
Benchmark Electronics, Inc.	5,166	120,884
Fabrinet*	2,518	116,483
Boise Cascade Co.	3,140	115,552
Hub Group, Inc. — Class A*	2,424	110,534
MYR Group, Inc.*	3,370	109,997
TimkenSteel Corp.*	7,391	109,904
Matson, Inc.	2,740	108,614
Tredegar Corp.	4,704	101,841
KapStone Paper and Packaging Corp.	2,684	91,015
AAR Corp.	1,869	89,507
Bel Fuse, Inc. — Class B	3,151	83,502
Triumph Group, Inc.	3,194	74,420
Encore Wire Corp.	1,483	74,298
Briggs & Stratton Corp.	3,836	73,766
Haynes International, Inc.	2,070	73,485
Knowles Corp.*	3,240	53,849
Plexus Corp.*	879	51,430
Aegion Corp. — Class A*	1,642	41,674
Total Industrial		3,102,348

Financial - 12.9%
OFG Bancorp	12,035	194,365
First BanCorp*	19,040	173,264
Stewart Information Services Corp.	3,771	169,733
International. FCStone, Inc.*	3,475	167,912
Enova International, Inc.*	5,745	165,456
American Equity Investment Life Holding Co.	4,479	158,378
Hersha Hospitality Trust REIT	6,530	148,035
PennyMac Mortgage Investment Trust REIT	6,690	135,405
Redwood Trust, Inc. REIT	6,640	107,834
Navigators Group, Inc.	1,460	100,886
CBL & Associates Properties, Inc. REIT[1]	25,222	100,636
New York Mortgage Trust, Inc. REIT	13,750	83,600
World Acceptance Corp.*	715	81,767
Apollo Commercial Real Estate Finance, Inc. REIT	4,055	76,518
United Fire Group, Inc.	1,474	74,835
Invesco Mortgage Capital, Inc. REIT	4,663	73,769
ARMOUR Residential REIT, Inc.	3,245	72,850
Washington Prime Group, Inc. REIT	9,070	66,211
Capstead Mortgage Corp. REIT	7,887	62,386
Opus Bank	2,097	57,458
United Insurance Holdings Corp.	2,549	57,047
HomeStreet, Inc.*	2,098	55,597

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

DiamondRock Hospitality Co. REIT	3,899	$45,501
Maiden Holdings Ltd.	15,385	43,847
Kite Realty Group Trust REIT	2,500	41,625
Horace Mann Educators Corp.	926	41,577
Total Financial		2,556,492

Consumer, Non-cyclical - 12.9%
Owens & Minor, Inc.[1]	13,280	219,386
Seneca Foods Corp. — Class A*	6,383	215,107
Andersons, Inc.	5,063	190,622
Kelly Services, Inc. — Class A	7,862	188,924
SUPERVALU, Inc.*	5,821	187,553
Universal Corp.	2,716	176,540
Team, Inc.*,1	7,266	163,485
Diplomat Pharmacy, Inc.*	6,654	129,154
Dean Foods Co.	17,830	126,593
TrueBlue, Inc.*	4,345	113,187
Magellan Health, Inc.*	1,550	111,677
FTI Consulting, Inc.*	1,510	110,517
Navigant Consulting, Inc.	4,387	101,164
SpartanNash Co.	4,850	97,291
LSC Communications, Inc.	7,811	86,390
ABM Industries, Inc.	2,420	78,045
Community Health Systems, Inc.*	16,578	57,360
AngioDynamics, Inc.*	2,410	52,393
Invacare Corp.	3,352	48,772
Resources Connection, Inc.	2,763	45,866
Cross Country Healthcare, Inc.*	4,977	43,449
Total Consumer, Non-cyclical		2,543,475

Energy - 9.4%
Renewable Energy Group, Inc.*	12,930	372,384
Green Plains, Inc.	13,980	240,456
Matrix Service Co.*	8,653	213,297
Par Pacific Holdings, Inc.*	6,610	134,844
Unit Corp.*	4,894	127,537
Cloud Peak Energy, Inc.*	49,017	112,739
Archrock, Inc.	8,472	103,358
Pioneer Energy Services Corp.*	33,539	98,940
Helix Energy Solutions Group, Inc.*	7,482	73,922
SunCoke Energy, Inc.*	5,661	65,781
Oil States International, Inc.*	1,930	64,076
Flotek Industries, Inc.*	25,270	60,648
Bristow Group, Inc.*	4,794	58,151
Newpark Resources, Inc.*	5,345	55,321
Gulf Island Fabrication, Inc.	4,743	47,193
REX American Resources Corp.*	482	36,415
Total Energy		1,865,062

Technology - 4.6%
Insight Enterprises, Inc.*	4,205	227,448
Engility Holdings, Inc.*	4,325	155,657
Digi International, Inc.*	10,366	139,423
CACI International, Inc. — Class A*	587	108,096
Photronics, Inc.*	10,458	103,011
Sykes Enterprises, Inc.*	2,230	67,993
ManTech International Corp. — Class A	840	53,172
Veeco Instruments, Inc.*	3,919	40,170
Diebold Nixdorf, Inc.[1]	4,128	18,576
Total Technology		913,546

Communications - 4.3%
Comtech Telecommunications Corp.	5,090	184,614
Iridium Communications, Inc.*	7,572	170,370
Gannett Company, Inc.	13,538	135,515
Scholastic Corp.	2,349	109,675
New Media Investment Group, Inc.	4,796	75,249
Finisar Corp.*	3,800	72,390
Spok Holdings, Inc.	3,624	55,810
Frontier Communications Corp.[1]	7,650	49,649
Total Communications		853,272

Basic Materials - 1.9%
PH Glatfelter Co.	5,992	114,507
Clearwater Paper Corp.*	3,039	90,258
Hawkins, Inc.	1,661	68,848
AK Steel Holding Corp.*,1	11,100	54,390
Aceto Corp.	17,910	40,477
Total Basic Materials		368,480

Total Common Stocks
(Cost $16,903,468)		19,677,913

RIGHTS††† - 0.0%
A. Schulman, Inc.
Expires 12/31/18*,5	1,520	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	$56,724	56,724
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	28,027	28,027
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	18,685	18,685
Total Repurchase Agreements
(Cost $103,436)		103,436

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 5.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[4]	1,045,025	$1,045,025
Total Securities Lending Collateral
(Cost $1,045,025)		1,045,025

Total Investments - 105.3%
(Cost $18,051,929)		$20,826,374
Other Assets & Liabilities, net - (5.3)%		(1,051,874)
Total Net Assets - 100.0%		$19,774,500

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2018.
[5]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$19,677,913	$—	$—		$19,677,913
Rights	—	—	—	*	—
Repurchase Agreements	—	103,436	—		103,436
Securities Lending Collateral	1,045,025	—	—		1,045,025
Total Assets	$20,722,938	$103,436	$—		$20,826,374

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $984,367 of securities loaned (cost $17,948,493)	$20,722,938
Repurchase agreements, at value (cost $103,436)	103,436
Receivables:
Dividends	45,101
Securities lending income	1,813
Fund shares sold	1,207
Interest	20
Total assets	20,874,515

Liabilities:
Payable for:
Return of securities loaned	1,045,025
Fund shares redeemed	13,992
Management fees	13,914
Distribution and service fees	5,458
Transfer agent and administrative fees	4,638
Portfolio accounting fees	1,855
Trustees’ fees*	15
Miscellaneous	15,118
Total liabilities	1,100,015
Commitments and contingent liabilities (Note 12)	—
Net assets	$19,774,500

Net assets consist of:
Paid in capital	$44,503,807
Total distributable earnings (loss)	(24,729,307)
Net assets	$19,774,500

A-Class:
Net assets	$1,428,556
Capital shares outstanding	47,059
Net asset value per share	$30.36
Maximum offering price per share (Net asset value divided by 95.25%)	$31.87

C-Class:
Net assets	$1,276,265
Capital shares outstanding	48,936
Net asset value per share	$26.08

H-Class:
Net assets	$17,069,679
Capital shares outstanding	563,844
Net asset value per share	$30.27

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $123)	$179,643
Interest	1,210
Income from securities lending, net	10,262
Total investment income	191,115

Expenses:
Management fees	71,717
Distribution and service fees:
A-Class	1,388
C-Class	8,594
H-Class	20,369
Transfer agent and administrative fees	23,906
Portfolio accounting fees	9,562
Trustees’ fees*	2,334
Custodian fees	1,265
Line of credit fees	217
Miscellaneous	19,927
Total expenses	159,279
Net investment income	31,836

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(885,859)
Net realized loss	(885,859)
Net change in unrealized appreciation (depreciation) on:
Investments	1,894,346
Net change in unrealized appreciation (depreciation)	1,894,346
Net realized and unrealized gain	1,008,487
Net increase in net assets resulting from operations	$1,040,323

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$31,836	$(55,930)
Net realized gain (loss) on investments	(885,859)	1,691,340
Net change in unrealized appreciation (depreciation) on investments	1,894,346	(3,206,465)
Net increase (decrease) in net assets resulting from operations	1,040,323	(1,571,055)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,306,456	4,210,719
C-Class	1,177,405	1,552,976
H-Class	56,077,738	242,171,487
Cost of shares redeemed
A-Class	(1,687,377)	(5,174,920)
C-Class	(1,572,243)	(1,844,312)
H-Class	(47,456,610)	(252,734,781)
Net increase (decrease) from capital share transactions	8,845,369	(11,818,831)
Net increase (decrease) in net assets	9,885,692	(13,389,886)

Net assets:
Beginning of period	9,888,808	23,278,694
End of period	$19,774,500	$9,888,808

Capital share activity:
Shares sold
A-Class	75,497	153,331
C-Class	45,502	64,529
H-Class	1,851,477	9,315,567
Shares redeemed
A-Class	(55,994)	(188,892)
C-Class	(60,833)	(75,331)
H-Class	(1,563,085)	(9,769,273)
Net increase (decrease) in shares	292,564	(500,069)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.64	$27.24	$23.16	$25.81	$25.66	$19.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.08)	(.14)	(.10)	(.03)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.65	.48	4.22	(2.55)	.18	6.20
Total from investment operations	2.72	.40	4.08	(2.65)	.15	6.11
Net asset value, end of period	$30.36	$27.64	$27.24	$23.16	$25.81	$25.66

Total Return[c]	9.84%	1.47%	17.62%	(10.27%)	0.58%	31.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,429	$762	$1,720	$1,113	$1,592	$1,016
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.30%)	(0.50%)	(0.42%)	(0.10%)	(0.39%)
Total expenses	1.60%	1.53%	1.53%	1.50%	1.50%	1.52%
Portfolio turnover rate	231%	1,832%	1,449%	417%	579%	658%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$23.84	$23.68	$20.28	$22.78	$22.81	$17.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.21)	(.28)	(.24)	(.19)	(.22)
Net gain (loss) on investments (realized and unrealized)	2.30	.37	3.68	(2.26)	.16	5.52
Total from investment operations	2.24	.16	3.40	(2.50)	(.03)	5.30
Net asset value, end of period	$26.08	$23.84	$23.68	$20.28	$22.78	$22.81

Total Return[c]	9.40%	0.68%	16.77%	(10.97%)	(0.13%)	30.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,276	$1,532	$1,778	$1,847	$3,082	$4,514
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.90%)	(1.26%)	(1.17%)	(0.84%)	(1.10%)
Total expenses	2.35%	2.28%	2.28%	2.25%	2.25%	2.27%
Portfolio turnover rate	231%	1,832%	1,449%	417%	579%	658%

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.57	$27.13	$23.07	$25.71	$25.55	$19.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	(.09)	(.12)	(.07)	(.01)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.64	.53	4.18	(2.57)	.17	6.14
Total from investment operations	2.70	.44	4.06	(2.64)	.16	6.08
Net asset value, end of period	$30.27	$27.57	$27.13	$23.07	$25.71	$25.55

Total Return	9.79%	1.62%	17.60%	(10.27%)	0.63%	31.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,070	$7,595	$19,782	$18,071	$11,374	$22,380
Ratios to average net assets:
Net investment income (loss)	0.40%	(0.32%)	(0.47%)	(0.32%)	(0.03%)	(0.25%)
Total expenses	1.60%	1.53%	1.53%	1.50%	1.50%	1.53%
Portfolio turnover rate	231%	1,832%	1,449%	417%	579%	658%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.7%
Guggenheim Strategy Fund I	15.7%
Nestle S.A. ADR	1.2%
Novartis AG ADR	1.0%
HSBC Holdings plc ADR	0.8%
Total S.A. ADR	0.8%
Roche Holding AG ADR	0.8%
Royal Dutch Shell plc — Class A ADR	0.7%
BP plc ADR	0.7%
SAP SE ADR	0.6%
Top Ten Total	38.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	31%
France	20%
Switzerland	17%
Germany	14%
Netherlands	5%
Spain	4%
Swaziland	3%
Other	6%
Total Long-Term Investments	100%

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.47%)	(4.47%)	0.06%	(0.58%)
A-Class Shares with sales charge‡	(6.15%)	(9.01%)	(0.91%)	(1.06%)
C-Class Shares	(1.85%)	(5.19%)	(0.66%)	(1.41%)
C-Class Shares with CDSC§	(2.83%)	(6.14%)	(0.66%)	(1.41%)
H-Class Shares	(1.42%)	(4.43%)	0.09%	(0.65%)
STOXX Europe 50 Index	(0.22%)	(1.82%)	2.23%	3.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 19.8%

Consumer, Non-cyclical - 7.8%
Nestle S.A. ADR	554	$46,093
Novartis AG ADR	462	39,806
Roche Holding AG ADR	1,023	30,854
British American Tobacco plc ADR	417	19,445
Sanofi ADR	412	18,404
GlaxoSmithKline plc ADR	448	17,996
AstraZeneca plc ADR	453	17,925
Diageo plc ADR	112	15,867
Unilever N.V. — Class Y	275	15,276
Novo Nordisk A/S ADR	318	14,990
Bayer AG ADR	676	14,967
Anheuser-Busch InBev S.A. ADR[1]	155	13,573
Reckitt Benckiser Group plc ADR	663	12,159
Unilever plc ADR	217	11,929
L’Oreal S.A. ADR	222	10,686
Total Consumer, Non-cyclical		299,970

Financial - 4.1%
HSBC Holdings plc ADR	724	31,849
Allianz SE ADR	781	17,311
Banco Santander S.A. ADR	2,924	14,620
BNP Paribas S.A. ADR	420	12,785
UBS Group AG*	699	10,995
Prudential plc ADR	234	10,738
AXA S.A. ADR	377	10,084
Lloyds Banking Group plc ADR	3,229	9,816
ING Groep N.V. ADR	704	9,131
Zurich Insurance Group AG ADR	275	8,659
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,211	7,629
Intesa Sanpaolo SpA ADR[1]	493	7,558
Barclays plc ADR[1]	716	6,408
Total Financial		157,583

Energy - 2.5%
Total S.A. ADR[1]	484	31,165
Royal Dutch Shell plc — Class A ADR	415	28,278
BP plc ADR	601	27,706
Eni SpA ADR	231	8,699
Total Energy		95,848

Industrial - 1.7%
Siemens AG ADR	309	19,733
Airbus SE ADR	416	13,011
Vinci S.A. ADR	406	9,628
Safran S.A. ADR	260	9,079
ABB Ltd. ADR	333	7,869
Schneider Electric SE ADR	489	7,805
Total Industrial		67,125

Basic Materials - 1.1%
BASF SE ADR	667	14,814
Rio Tinto plc ADR	202	10,306
Air Liquide S.A. ADR	390	10,216
Glencore plc ADR	1,100	9,433
Total Basic Materials		44,769

Technology - 1.0%
SAP SE ADR	197	24,231
ASML Holding N.V. — Class G	78	14,665
Total Technology		38,896

Consumer, Cyclical - 0.7%
LVMH Moet Hennessy Louis Vuitton SE ADR	244	17,200
Daimler AG ADR	652	10,236
Total Consumer, Cyclical		27,436

Communications - 0.7%
Vodafone Group plc ADR	478	10,373
Deutsche Telekom AG ADR	592	9,487
Telefonica S.A. ADR	848	6,665
Total Communications		26,525

Utilities - 0.2%
National Grid plc ADR	122	6,327

Total Common Stocks
(Cost $704,990)		764,479

MUTUAL FUNDS† - 31.4%
Guggenheim Strategy Fund II2	24,299	606,988
Guggenheim Strategy Fund I2	24,214	606,565
Total Mutual Funds
(Cost $1,213,010)		1,213,553

	Face Amount

U.S. TREASURY BILLS†† - 6.1%
U.S. Treasury Bills
2.00% due 10/25/18[3,4]	$235,000	234,674
Total U.S. Treasury Bills
(Cost $234,675)		234,674

REPURCHASE AGREEMENTS††,5 - 10.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	228,560	228,560
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	112,930	112,930
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	75,287	75,286
Total Repurchase Agreements
(Cost $416,776)		416,776

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[7]	46,046	$46,046
Total Securities Lending Collateral
(Cost $46,046)		46,046

Total Investments - 69.3%
(Cost $2,615,497)		$2,675,528
Other Assets & Liabilities, net - 30.7%		1,187,659
Total Net Assets - 100.0%		$3,863,187

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	114	Dec 2018	$4,033,418	$19,655

Currency Futures Contracts Purchased†
Euro FX Futures Contracts	28	Dec 2018	4,088,000	(16,757)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$764,479	$—	$—	$764,479
Mutual Funds	1,213,553	—	—	1,213,553
U.S. Treasury Bills	—	234,674	—	234,674
Repurchase Agreements	—	416,776	—	416,776
Securities Lending Collateral	46,046	—	—	46,046
Equity Futures Contracts**	19,655	—	—	19,655
Total Assets	$2,043,733	$651,450	$—	$2,695,183

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$16,757	$—	$—	$16,757

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$306,764	$1,700,000	$(1,400,000)	$(558)	$359	$606,565	24,214	$8,343
Guggenheim Strategy Fund II	308,077	1,400,000	(1,100,000)	(880)	(209)	606,988	24,299	10,440
	$614,841	$3,100,000	$(2,500,000)	$(1,438)	$150	$1,213,553		$18,783

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $43,995 of securities loaned (cost $985,711)	$1,045,199
Investments in affiliated issuers, at value (cost $1,213,010)	1,213,553
Repurchase agreements, at value (cost $416,776)	416,776
Foreign currency, at value (cost $44,559)	44,271
Receivables:
Fund shares sold	1,262,068
Foreign tax reclaims	19,023
Dividends	4,931
Swap settlement	386
Interest	78
Securities lending income	52
Total assets	4,006,337

Liabilities:
Overdraft due to custodian bank	44,931
Payable for:
Return of securities loaned	46,046
Variation margin	32,783
Fund shares redeemed	6,598
Management fees	3,526
Distribution and service fees	1,028
Transfer agent and administrative fees	979
Portfolio accounting fees	392
Trustees’ fees*	7
Miscellaneous	6,860
Total liabilities	143,150
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,863,187

Net assets consist of:
Paid in capital	$5,222,458
Total distributable earnings (loss)	(1,359,271)
Net assets	$3,863,187

A-Class:
Net assets	$252,116
Capital shares outstanding	2,706
Net asset value per share	$93.17
Maximum offering price per share (Net asset value divided by 95.25%)	$97.82

C-Class:
Net assets	$83,064
Capital shares outstanding	1,035
Net asset value per share	$80.26

H-Class:
Net assets	$3,528,007
Capital shares outstanding	38,116
Net asset value per share	$92.56

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $5,141)	$52,414
Dividends from securities of affiliated issuers	18,783
Interest	19,769
Income from securities lending, net	747
Total investment income	91,713

Expenses:
Management fees	25,650
Distribution and service fees:
A-Class	409
C-Class	777
H-Class	6,521
Transfer agent and administrative fees	7,125
Portfolio accounting fees	2,850
Trustees’ fees*	770
Custodian fees	370
Line of credit fees	64
Miscellaneous	5,282
Total expenses	49,818
Net investment income	41,895

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(92,748)
Investments in affiliated issuers	(1,438)
Futures contracts	(335,374)
Foreign currency transactions	(299)
Net realized loss	(429,859)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(182,584)
Investments in affiliated issuers	150
Futures contracts	25,146
Foreign currency translations	(325)
Net change in unrealized appreciation (depreciation)	(157,613)
Net realized and unrealized loss	(587,472)
Net decrease in net assets resulting from operations	$(545,577)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,895	$142,438
Net realized gain (loss) on investments	(429,859)	2,475,488
Net change in unrealized appreciation (depreciation) on investments	(157,613)	59,348
Net increase (decrease) in net assets resulting from operations	(545,577)	2,677,274

Distributions to shareholders:
A-Class	—	(1,772)[1]
C-Class	—	(3,863)[1]
H-Class	—	(18,483)[1]
Total distributions to shareholders	—	(24,118)

Capital share transactions:
Proceeds from sale of shares
A-Class	70,290	5,229,766
C-Class	739,061	3,101,558
H-Class	138,200,626	159,923,034
Distributions reinvested
A-Class	—	1,343
C-Class	—	3,458
H-Class	—	18,401
Cost of shares redeemed
A-Class	(210,927)	(5,585,649)
C-Class	(839,929)	(3,983,674)
H-Class	(138,104,914)	(164,503,173)
Net decrease from capital share transactions	(145,793)	(5,794,936)
Net decrease in net assets	(691,370)	(3,141,780)

Net assets:
Beginning of period	4,554,557	7,696,337
End of period	$3,863,187	$4,554,557

Capital share activity:
Shares sold
A-Class	764	58,196
C-Class	9,138	38,315
H-Class	1,511,265	1,760,317
Shares issued from reinvestment of distributions
A-Class	—	14
C-Class	—	41
H-Class	—	189
Shares redeemed
A-Class	(2,298)	(58,875)
C-Class	(10,384)	(47,416)
H-Class	(1,515,404)	(1,794,569)
Net decrease in shares	(6,919)	(43,788)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (See Note 11).

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$94.56	$84.99	$78.10	$93.32	$104.40	$84.97
Income (loss) from investment operations:
Net investment income (loss)[b]	1.06	.82	1.08	(.06)	.30	.96
Net gain (loss) on investments (realized and unrealized)	(2.45)	8.99	6.51	(14.44)	(11.08)	18.47
Total from investment operations	(1.39)	9.81	7.59	(14.50)	(10.78)	19.43
Less distributions from:
Net investment income	—	(.24)	(.70)	(.72)	(.30)	—
Total distributions	—	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$93.17	$94.56	$84.99	$78.10	$93.32	$104.40

Total Return[c]	(1.47%)	11.53%	9.83%	(15.58%)	(10.33%)	22.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252	$401	$417	$859	$1,165	$2,551
Ratios to average net assets:
Net investment income (loss)	2.25%	0.88%	1.35%	(0.08%)	0.33%	1.00%
Total expenses[d]	1.73%	1.71%	1.72%	1.67%	1.72%	1.72%
Portfolio turnover rate	1,740%	422%	1,616%	920%	608%	654%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$81.77	$74.07	$68.62	$82.63	$93.15	$77.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.62	(.09)	.35	(.54)	(.48)	(.42)
Net gain (loss) on investments (realized and unrealized)	(2.13)	8.03	5.80	(12.75)	(9.74)	16.23
Total from investment operations	(1.51)	7.94	6.15	(13.29)	(10.22)	15.81
Less distributions from:
Net investment income	—	(.24)	(.70)	(.72)	(.30)	—
Total distributions	—	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$80.26	$81.77	$74.07	$68.62	$82.63	$93.15

Total Return[c]	(1.85%)	10.70%	9.09%	(16.14%)	(10.94%)	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83	$187	$840	$440	$1,023	$535
Ratios to average net assets:
Net investment income (loss)	1.51%	(0.11%)	0.50%	(0.64%)	(0.50%)	(0.48%)
Total expenses[d]	2.48%	2.46%	2.49%	2.42%	2.48%	2.47%
Portfolio turnover rate	1,740%	422%	1,616%	920%	608%	654%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$93.89	$84.38	$77.38	$92.50	$103.56	$85.18
Income (loss) from investment operations:
Net investment income (loss)[b]	.66	1.02	.46	.18	.60	.18
Net gain (loss) on investments (realized and unrealized)	(1.99)	8.73	7.24	(14.58)	(11.36)	18.20
Total from investment operations	(1.33)	9.75	7.70	(14.40)	(10.76)	18.38
Less distributions from:
Net investment income	—	(.24)	(.70)	(.72)	(.30)	—
Total distributions	—	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$92.56	$93.89	$84.38	$77.38	$92.50	$103.56

Total Return	(1.42%)	11.55%	10.06%	(15.64%)	(10.36%)	21.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,528	$3,967	$6,439	$4,533	$9,719	$11,553
Ratios to average net assets:
Net investment income (loss)	1.42%	1.09%	0.59%	0.19%	0.62%	0.19%
Total expenses[d]	1.73%	1.71%	1.73%	1.66%	1.72%	1.71%
Portfolio turnover rate	1,740%	422%	1,616%	920%	608%	654%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.5%
Guggenheim Strategy Fund I	26.0%
Total	58.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	9.28%	33.67%	12.85%	7.80%
A-Class Shares with sales charge‡	4.09%	27.32%	11.76%	7.28%
C-Class Shares	8.83%	32.68%	12.11%	7.05%
C-Class Shares with CDSC§	7.83%	31.68%	12.11%	7.05%
H-Class Shares	9.32%	33.68%	12.94%	7.88%
Nikkei-225 Stock Average Index	6.88%	17.57%	7.62%	7.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 58.5%
Guggenheim Strategy Fund II1	49,922	$1,247,042
Guggenheim Strategy Fund I1	39,845	998,108
Total Mutual Funds
(Cost $2,244,647)		2,245,150

	Face Amount

U.S. TREASURY BILLS†† - 4.8%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	$184,000	183,745
Total U.S. Treasury Bills
(Cost $183,745)		183,745

REPURCHASE AGREEMENTS††,4 - 36.1%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18	758,692	758,692
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18	374,864	374,864
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18	249,909	249,909
Total Repurchase Agreements
(Cost $1,383,465)		1,383,465

Total Investments - 99.4%
(Cost $3,811,857)		$3,812,360
Other Assets & Liabilities, net - 0.6%		22,545
Total Net Assets - 100.0%		$3,834,905

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	63	Dec 2018	$7,613,550	$472,072

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	69	Dec 2018	7,633,988	(135,300)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,245,150	$—	$—	$2,245,150
U.S. Treasury Bills	—	183,745	—	183,745
Repurchase Agreements	—	1,383,465	—	1,383,465
Equity Futures Contracts**	472,072	—	—	472,072
Total Assets	$2,717,222	$1,567,210	$—	$4,284,432

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$135,300	$—	$—	$135,300

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$998,108	$—	$—	$—	$—	$998,108	39,845	$13,855
Guggenheim Strategy Fund II	1,298,600	—	(50,000)	(180)	(1,378)	1,247,042	49,922	19,639
	$2,296,708	$—	$(50,000)	$(180)	$(1,378)	$2,245,150		$33,494

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $183,745)	$183,745
Investments in affiliated issuers, at value (cost $2,244,647)	2,245,150
Repurchase agreements, at value (cost $1,383,465)	1,383,465
Receivables:
Fund shares sold	32,258
Variation margin	22,425
Dividends	5,234
Swap settlement	469
Interest	258
Total assets	3,873,004

Liabilities:
Payable for:
Fund shares redeemed	31,394
Management fees	2,666
Distribution and service fees	918
Transfer agent and administrative fees	888
Portfolio accounting fees	356
Trustees’ fees*	4
Miscellaneous	1,873
Total liabilities	38,099
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,834,905

Net assets consist of:
Paid in capital	$5,538,282
Total distributable earnings (loss)	(1,703,377)
Net assets	$3,834,905

A-Class:
Net assets	$411,596
Capital shares outstanding	2,758
Net asset value per share	$149.24
Maximum offering price per share (Net asset value divided by 95.25%)	$156.68

C-Class:
Net assets	$55,901
Capital shares outstanding	404
Net asset value per share	$138.37

H-Class:
Net assets	$3,367,408
Capital shares outstanding	22,390
Net asset value per share	$150.40

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$33,494
Interest	24,429
Total investment income	57,923

Expenses:
Management fees	18,820
Distribution and service fees:
A-Class	462
C-Class	336
H-Class	5,727
Transfer agent and administrative fees	6,274
Registration fees	2,751
Portfolio accounting fees	2,509
Trustees’ fees*	884
Custodian fees	344
Miscellaneous	1,131
Total expenses	39,238
Net investment income	18,685

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(180)
Futures contracts	84,193
Net realized gain	84,013
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(1,378)
Futures contracts	(48,795)
Net change in unrealized appreciation (depreciation)	(50,173)
Net realized and unrealized gain	33,840
Net increase in net assets resulting from operations	$52,525

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$18,685	$(7,071)
Net realized gain (loss) on investments	84,013	(1,488,218)
Net change in unrealized appreciation (depreciation) on investments	(50,173)	296,128
Net increase (decrease) in net assets resulting from operations	52,525	(1,199,161)

Distributions to shareholders:
A-Class	—	(11,409)[1]
C-Class	—	(4,256)[1]
H-Class	—	(145,786)[1]
Total distributions to shareholders	—	(161,451)

Capital share transactions:
Proceeds from sale of shares
A-Class	78,809	640,483
C-Class	366,942	1,042,989
H-Class	70,707,593	332,831,149
Distributions reinvested
A-Class	—	8,202
C-Class	—	4,220
H-Class	—	138,791
Cost of shares redeemed
A-Class	(104,013)	(726,063)
C-Class	(385,475)	(1,052,400)
H-Class	(72,300,219)	(329,694,014)
Net increase (decrease) from capital share transactions	(1,636,363)	3,193,357
Net increase (decrease) in net assets	(1,583,838)	1,832,745

Net assets:
Beginning of period	5,418,743	3,585,998
End of period	$3,834,905	$5,418,743

Capital share activity:
Shares sold
A-Class	570	4,925
C-Class	2,889	8,874
H-Class	518,081	2,842,405
Shares issued from reinvestment of distributions
A-Class	—	60
C-Class	—	33
H-Class	—	1,012
Shares redeemed
A-Class	(773)	(5,829)
C-Class	(3,025)	(8,905)
H-Class	(531,638)	(2,838,014)
Net increase (decrease) in shares	(13,896)	4,561

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$136.57	$102.24	$78.81	$93.15	$77.23	$69.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.57	(.03)	(.74)	(1.12)	(1.00)	(1.24)
Net gain (loss) on investments (realized and unrealized)	12.10	38.80 [f]	24.17	(13.22)	16.92	8.91
Total from investment operations	12.67	38.77	23.43	(14.34)	15.92	7.67
Less distributions from:
Net realized gains	—	(4.44)	—	—	—	—
Total distributions	—	(4.44)	—	—	—	—
Net asset value, end of period	$149.24	$136.57	$102.24	$78.81	$93.15	$77.23

Total Return[c]	9.28%	37.94%	29.73%	(15.41%)	20.61%	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$412	$404	$389	$351	$447	$624
Ratios to average net assets:
Net investment income (loss)	0.83%	(0.02%)	(0.80%)	(1.22%)	(1.27%)	(1.50%)
Total expenses[d]	1.55%	1.51%	1.52%	1.51%	1.54%	1.52%
Portfolio turnover rate	—	17%	1,225%	543%	405%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$127.14	$96.17	$74.63	$88.92	$73.98	$67.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.80)	(1.33)	(1.68)	(1.56)	(1.72)
Net gain (loss) on investments (realized and unrealized)	11.19	36.21 [f]	22.87	(12.61)	16.50	8.66
Total from investment operations	11.23	35.41	21.54	(14.29)	14.94	6.94
Less distributions from:
Net realized gains	—	(4.44)	—	—	—	—
Total distributions	—	(4.44)	—	—	—	—
Net asset value, end of period	$138.37	$127.14	$96.17	$74.63	$88.92	$73.98

Total Return[c]	8.83%	36.90%	28.74%	(16.06%)	20.23%	10.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$69	$52	$56	$317	$104
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.68%)	(1.53%)	(1.91%)	(2.04%)	(2.25%)
Total expenses[d]	2.31%	2.26%	2.27%	2.24%	2.30%	2.27%
Portfolio turnover rate	—	17%	1,225%	543%	405%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$137.58	$102.97	$79.15	$93.52	$77.52	$69.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.52	(.12)	(.86)	(1.08)	(1.04)	(1.20)
Net gain (loss) on investments (realized and unrealized)	12.30	39.17 [f]	24.68	(13.29)	17.04	8.95
Total from investment operations	12.82	39.05	23.82	(14.37)	16.00	7.75
Less distributions from:
Net realized gains	—	(4.44)	—	—	—	—
Total distributions	—	(4.44)	—	—	—	—
Net asset value, end of period	$150.40	$137.58	$102.97	$79.15	$93.52	$77.52

Total Return	9.32%	37.95%	30.08%	(15.36%)	20.64%	11.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,367	$4,946	$3,145	$2,413	$16,862	$3,104
Ratios to average net assets:
Net investment income (loss)	0.75%	(0.10%)	(0.95%)	(1.17%)	(1.28%)	(1.50%)
Total expenses[d]	1.55%	1.50%	1.52%	1.49%	1.54%	1.52%
Portfolio turnover rate	—	17%	1,225%	543%	405%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.2%
Guggenheim Strategy Fund I	14.2%
Total	28.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	13.19%	7.03%	5.53%	(0.39%)
A-Class Shares with sales charge‡	7.80%	1.95%	4.51%	(0.88%)
C-Class Shares	12.80%	6.26%	4.76%	(1.09%)
C-Class Shares with CDSC§	11.80%	5.26%	4.76%	(1.09%)
H-Class Shares	13.20%	7.01%	5.53%	(0.42%)
U.S. Dollar Index	5.52%	2.20%	3.47%	1.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 28.4%
Guggenheim Strategy Fund II1	60,102	$1,501,353
Guggenheim Strategy Fund I1	59,885	1,500,109
Total Mutual Funds
(Cost $2,986,829)		3,001,462

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 45.4%
Farmer Mac
1.96% due 10/01/18[2]	$4,000,000	4,000,000
Federal Home Loan Bank
1.75% due 12/03/18[2]	800,000	796,948
Total Federal Agency Discount Notes
(Cost $4,797,550)		4,796,948

U.S. TREASURY BILLS†† - 2.6%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	275,000	274,618
Total U.S. Treasury Bills
(Cost $274,619)		274,618

REPURCHASE AGREEMENTS††,4 - 9.8%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[5]	569,660	569,660
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[5]	281,464	281,464
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[5]	187,643	187,643
Total Repurchase Agreements
(Cost $1,038,767)		1,038,767

Total Investments - 86.2%
(Cost $9,097,765)		$9,111,795
Other Assets & Liabilities, net - 13.8%		1,457,173
Total Net Assets - 100.0%		$10,568,968

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	192	Dec 2018	$18,194,880	$68,092

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	12/17/18	30,993	$2,936,560	$13,120

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2018.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,001,462	$—	$—	$3,001,462
Federal Agency Discount Notes	—	4,796,948	—	4,796,948
U.S. Treasury Bills	—	274,618	—	274,618
Repurchase Agreements	—	1,038,767	—	1,038,767
Currency Futures Contracts**	68,092	—	—	68,092
Currency Index Swap Agreements**	—	13,120	—	13,120
Total Assets	$3,069,554	$6,123,453	$—	$9,193,007

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$500,508	$1,000,000	$—	$—	$(399)	$1,500,109	59,885	$18,481
Guggenheim Strategy Fund II	1,753,056	—	(250,000)	700	(2,403)	1,501,353	60,102	23,492
	$2,253,564	$1,000,000	$(250,000)	$700	$(2,802)	$3,001,462		$41,973

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $5,072,169)	$5,071,566
Investments in affiliated issuers, at value (cost $2,986,829)	3,001,462
Repurchase agreements, at value (cost $1,038,767)	1,038,767
Unrealized appreciation on swap agreements	13,120
Receivables:
Fund shares sold	1,481,493
Variation margin on futures contracts	39,413
Dividends	6,953
Interest	193
Total assets	10,652,967

Liabilities:
Payable for:
Fund shares redeemed	52,526
Licensing fees	7,931
Management fees	6,937
Swap settlement	3,586
Distribution and service fees	2,351
Transfer agent and administrative fees	1,927
Portfolio accounting fees	771
Trustees’ fees*	12
Miscellaneous	7,958
Total liabilities	83,999
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,568,968

Net assets consist of:
Paid in capital	$29,844,851
Total distributable earnings (loss)	(19,275,883)
Net assets	$10,568,968

A-Class:
Net assets	$3,506,020
Capital shares outstanding	71,287
Net asset value per share	$49.18
Maximum offering price per share (Net asset value divided by 95.25%)	$51.63

C-Class:
Net assets	$770,734
Capital shares outstanding	17,459
Net asset value per share	$44.15

H-Class:
Net assets	$6,292,214
Capital shares outstanding	128,466
Net asset value per share	$48.98

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$41,973
Interest	124,406
Total investment income	166,379

Expenses:
Management fees	74,754
Distribution and service fees:
A-Class	4,843
C-Class	4,440
H-Class	14,812
Transfer agent and administrative fees	20,765
Portfolio accounting fees	8,306
Trustees’ fees*	2,931
Custodian fees	1,196
Miscellaneous	19,228
Total expenses	151,275
Net investment income	15,104

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(13)
Investments in affiliated issuers	700
Swap agreements	255,501
Futures contracts	1,785,710
Net realized gain	2,041,898
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	872
Investments in affiliated issuers	(2,802)
Swap agreements	9,972
Futures contracts	56,958
Net change in unrealized appreciation (depreciation)	65,000
Net realized and unrealized gain	2,106,898
Net increase in net assets resultingfrom operations	$2,122,002

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,104	$(46,948)
Net realized gain (loss) on investments	2,041,898	(2,355,518)
Net change in unrealized appreciation (depreciation) on investments	65,000	298,090
Net increase (decrease) in net assets resulting from operations	2,122,002	(2,104,376)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,334,092	6,116,217
C-Class	2,955,510	773,795
H-Class	57,377,432	73,549,451
Cost of shares redeemed
A-Class	(3,775,599)	(6,392,244)
C-Class	(3,091,993)	(1,045,173)
H-Class	(58,965,964)	(73,344,881)
Net decrease from capital share transactions	(166,522)	(342,835)
Net increase (decrease) in net assets	1,955,480	(2,447,211)

Net assets:
Beginning of period	8,613,488	11,060,699
End of period	$10,568,968	$8,613,488

Capital share activity:
Shares sold
A-Class	116,759	134,837
C-Class	70,013	17,843
H-Class	1,221,993	1,595,421
Shares redeemed
A-Class	(80,395)	(142,089)
C-Class	(72,869)	(24,624)
H-Class	(1,239,153)	(1,591,357)
Net increase (decrease) in shares	16,348	(9,969)

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$43.45	$53.23	$47.68	$55.75	$38.36	$42.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	(.16)	(.55)	(.58)	(.56)	(.69)
Net gain (loss) on investments (realized and unrealized)	5.67	(9.62)	6.10	(5.32)	17.95	(3.70)
Total from investment operations	5.73	(9.78)	5.55	(5.90)	17.39	(4.39)
Less distributions from:
Net realized gains	—	—	—	(2.17)	—	—
Total distributions	—	—	—	(2.17)	—	—
Net asset value, end of period	$49.18	$43.45	$53.23	$47.68	$55.75	$38.36

Total Return[c]	13.19%	(18.37%)	11.64%	(11.01%)	45.33%	(10.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,506	$1,517	$2,245	$1,900	$15,765	$3,547
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.34%)	(1.07%)	(1.10%)	(1.19%)	(1.72%)
Total expenses[d]	1.78%	1.72%	1.73%	1.69%	1.68%	1.74%
Portfolio turnover rate	9%	—	142%	376%	299%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$39.14	$48.32	$43.60	$51.55	$35.74	$40.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.48)	(.82)	(.85)	(.81)	(.94)
Net gain (loss) on investments (realized and unrealized)	5.12	(8.70)	5.54	(4.93)	16.62	(3.47)
Total from investment operations	5.01	(9.18)	4.72	(5.78)	15.81	(4.41)
Less distributions from:
Net realized gains	—	—	—	(2.17)	—	—
Total distributions	—	—	—	(2.17)	—	—
Net asset value, end of period	$44.15	$39.14	$48.32	$43.60	$51.55	$35.74

Total Return[c]	12.80%	(18.98%)	10.80%	(11.69%)	44.24%	(10.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$771	$795	$1,309	$1,938	$3,836	$2,099
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(1.14%)	(1.80%)	(1.75%)	(1.96%)	(2.48%)
Total expenses[d]	2.53%	2.47%	2.48%	2.45%	2.44%	2.50%
Portfolio turnover rate	9%	—	142%	376%	299%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$43.27	$53.03	$47.49	$55.53	$38.21	$42.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.17)	(.56)	(.59)	(.56)	(.69)
Net gain (loss) on investments (realized and unrealized)	5.66	(9.59)	6.10	(5.28)	17.88	(3.70)
Total from investment operations	5.71	(9.76)	5.54	(5.87)	17.32	(4.39)
Less distributions from:
Net realized gains	—	—	—	(2.17)	—	—
Total distributions	—	—	—	(2.17)	—	—
Net asset value, end of period	$48.98	$43.27	$53.03	$47.49	$55.53	$38.21

Total Return	13.20%	(18.39%)	11.64%	(11.00%)	45.33%	(10.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,292	$6,301	$7,506	$10,608	$158,098	$9,764
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.36%)	(1.11%)	(1.12%)	(1.19%)	(1.72%)
Total expenses[d]	1.78%	1.72%	1.73%	1.70%	1.68%	1.74%
Portfolio turnover rate	9%	—	142%	376%	299%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	16.7%
Guggenheim Strategy Fund I	12.2%
Total	28.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(12.13%)	(8.13%)	(8.69%)	(5.19%)
A-Class Shares with sales charge‡	(16.30%)	(12.49%)	(9.57%)	(5.65%)
C-Class Shares	(12.47%)	(8.82%)	(9.37%)	(5.90%)
C-Class Shares with CDSC§	(13.35%)	(9.73%)	(9.37%)	(5.90%)
H-Class Shares	(12.14%)	(8.12%)	(8.67%)	(5.19%)
U.S. Dollar Index	5.52%	2.20%	3.47%	1.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 28.9%
Guggenheim Strategy Fund II1	15,033	$375,530
Guggenheim Strategy Fund I1	11,010	275,811
Total Mutual Funds
(Cost $647,903)		651,341

	Face Amount

FEDERAL AGENCY NOTES†† - 22.1%
Federal Farm Credit Bank[7]
2.17% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 03/12/19[2]	$500,000	499,727
Total Federal Agency Notes
(Cost $499,989)		499,727

U.S. TREASURY BILLS†† - 5.4%
U.S. Treasury Bills
2.00% due 10/25/18[3,6]	122,000	121,831
Total U.S. Treasury Bills
(Cost $121,831)		121,831

REPURCHASE AGREEMENTS††,4 - 104.6%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[5]	1,295,595	1,295,595
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[5]	640,142	640,142
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[5]	426,762	426,762
Total Repurchase Agreements
(Cost $2,362,499)		2,362,499

Total Investments - 161.0%
(Cost $3,632,222)		$3,635,398
Other Assets & Liabilities, net - (61.0)%		(1,377,151)
Total Net Assets - 100.0%		$2,258,247

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	42	Dec 2018	$3,980,130	$(17,607)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	12/17/18	6,055	$573,659	$(3,184)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is linked by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$651,341	$—	$—	$651,341
Federal Agency Notes	—	499,727	—	499,727
U.S. Treasury Bills	—	121,831	—	121,831
Repurchase Agreements	—	2,362,499	—	2,362,499
Total Assets	$651,341	$2,984,057	$—	$3,635,398

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$17,607	$—	$—	$17,607
Currency Index Swap Agreements**	—	3,184	—	3,184
Total Liabilities	$17,607	$3,184	$—	$20,791

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$375,851	$—	$(100,000)	$(80)	$40	$275,811	11,010	$4,886
Guggenheim Strategy Fund II	375,981	—	—	—	(451)	375,530	15,033	5,732
	$751,832	$—	$(100,000)	$(80)	$(411)	$651,341		$10,618

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $621,820)	$621,558
Investments in affiliated issuers, at value (cost $647,903)	651,341
Repurchase agreements, at value (cost $2,362,499)	2,362,499
Receivables:
Fund shares sold	862,896
Dividends	1,522
Interest	958
Total assets	4,500,774

Liabilities:
Unrealized depreciation on swap agreements	3,184
Payable for:
Fund shares redeemed	2,205,431
Variation margin on futures contracts	17,489
Swap settlement	7,993
Management fees	2,419
Distribution and service fees	738
Transfer agent and administrative fees	672
Portfolio accounting fees	269
Trustees’ fees*	3
Miscellaneous	4,329
Total liabilities	2,242,527
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,258,247

Net assets consist of:
Paid in capital	$15,997,219
Total distributable earnings (loss)	(13,738,972)
Net assets	$2,258,247

A-Class:
Net assets	$325,498
Capital shares outstanding	4,769
Net asset value per share	$68.25
Maximum offering price per share(Net asset value divided by 95.25%)	$71.65

C-Class:
Net assets	$117,236
Capital shares outstanding	1,923
Net asset value per share	$60.97

H-Class:
Net assets	$1,815,513
Capital shares outstanding	26,628
Net asset value per share	$68.18

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$10,618
Interest	34,068
Total investment income	44,686

Expenses:
Management fees	19,755
Distribution and service fees:
A-Class	715
C-Class	1,342
H-Class	4,437
Transfer agent and administrative fees	5,488
Registration fees	2,273
Portfolio accounting fees	2,195
Trustees’ fees*	780
Custodian fees	298
Line of credit fees	14
Miscellaneous	2,589
Total expenses	39,886
Net investment income	4,800

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(80)
Swap agreements	(76,886)
Futures contracts	(622,147)
Net realized loss	(699,113)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(912)
Investments in affiliated issuers	(411)
Swap agreements	(3,106)
Futures contracts	(13,486)
Net change in unrealized appreciation(depreciation)	(17,915)
Net realized and unrealized loss	(717,028)
Net decrease in net assets resulting from operations	$(712,228)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

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WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,800	$(29,423)
Net realized gain (loss) on investments	(699,113)	981,322
Net change in unrealized appreciation (depreciation) on investments	(17,915)	(100,884)
Net increase (decrease) in net assets resulting from operations	(712,228)	851,015

Capital share transactions:
Proceeds from sale of shares
A-Class	2,283,855	8,633,126
C-Class	2,405,433	120,215
H-Class	19,364,413	29,530,367
Cost of shares redeemed
A-Class	(5,189,992)	(5,810,370)
C-Class	(2,612,445)	(518,246)
H-Class	(20,241,411)	(31,932,971)
Net increase (decrease) from capital share transactions	(3,990,147)	22,121
Net increase (decrease) in net assets	(4,702,375)	873,136

Net assets:
Beginning of period	6,960,622	6,087,486
End of period	$2,258,247	$6,960,622

Capital share activity:
Shares sold
A-Class	31,363	118,383
C-Class	37,186	1,843
H-Class	275,591	408,621
Shares redeemed
A-Class	(69,163)	(80,804)
C-Class	(40,828)	(8,115)
H-Class	(291,062)	(444,593)
Net decrease in shares	(56,913)	(4,665)

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$77.67	$64.99	$75.31	$70.69	$107.17	$101.72
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.35)	(.80)	(.84)	(1.20)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(9.49)	13.03	(9.52)	5.46	(35.28)	7.25
Total from investment operations	(9.42)	12.68	(10.32)	4.62	(36.48)	5.45
Net asset value, end of period	$68.25	$77.67	$64.99	$75.31	$70.69	$107.17

Total Return[c]	(12.13%)	19.51%	(13.69%)	6.54%	(34.04%)	5.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$325	$3,306	$324	$1,314	$508	$1,129
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.48%)	(1.13%)	(1.13%)	(1.23%)	(1.73%)
Total expenses[d]	1.74%	1.72%	1.72%	1.70%	1.70%	1.75%
Portfolio turnover rate	—	28%	77%	699%	219%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$69.66	$58.72	$68.57	$64.88	$99.08	$94.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.80)	(1.19)	(1.20)	(1.74)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(8.53)	11.74	(8.66)	4.89	(32.46)	6.72
Total from investment operations	(8.69)	10.94	(9.85)	3.69	(34.20)	4.32
Net asset value, end of period	$60.97	$69.66	$58.72	$68.57	$64.88	$99.08

Total Return[c]	(12.47%)	18.65%	(14.39%)	5.74%	(34.52%)	4.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117	$388	$695	$536	$163	$821
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(1.23%)	(1.88%)	(1.81%)	(1.94%)	(2.49%)
Total expenses[d]	2.50%	2.47%	2.47%	2.45%	2.46%	2.52%
Portfolio turnover rate	—	28%	77%	699%	219%	—

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WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$77.60	$64.92	$75.23	$70.59	$106.99	$101.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.36)	(.85)	(.78)	(1.14)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(9.52)	13.04	(9.46)	5.42	(35.26)	7.21
Total from investment operations	(9.42)	12.68	(10.31)	4.64	(36.40)	5.41
Net asset value, end of period	$68.18	$77.60	$64.92	$75.23	$70.59	$106.99

Total Return	(12.14%)	19.55%	(13.73%)	6.54%	(33.99%)	5.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,816	$3,267	$5,068	$3,645	$3,651	$5,449
Ratios to average net assets:
Net investment income (loss)	0.28%	(0.49%)	(1.19%)	(1.04%)	(1.20%)	(1.74%)
Total expenses[d]	1.78%	1.72%	1.71%	1.70%	1.70%	1.76%
Portfolio turnover rate	—	28%	77%	699%	219%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of fifty-three funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company. At September 30, 2018, A-Class, C-Class, and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$7,566,427	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	16,615,434	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	29,228,355	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,138,825

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Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$3,499,277	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	888,339

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at September 30, 2018
Europe 1.25x Strategy Fund	$19,655	$—	$—	$19,655
Japan 2x Strategy Fund	472,072	—	—	472,072
Strengthening Dollar 2x Strategy Fund	—	68,092	13,120	81,212

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at September 30, 2018
Europe 1.25x Strategy Fund	$—	$16,757	$—	$16,757
Japan 2x Strategy Fund	—	135,300	—	135,300
Weakening Dollar 2x Strategy Fund	—	17,607	3,184	20,791

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(463,986)	$128,612	$—	$(335,374)
Japan 2x Strategy Fund	427,735	(343,542)	—	84,193
Strengthening Dollar 2x Strategy Fund	—	1,785,710	255,501	2,041,211
Weakening Dollar 2x Strategy Fund	—	(622,147)	(76,886)	(699,033)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$35,810	$(10,664)	$—	$25,146
Japan 2x Strategy Fund	72,136	(120,931)	—	(48,795)
Strengthening Dollar 2x Strategy Fund	—	56,958	9,972	66,930
Weakening Dollar 2x Strategy Fund	—	(13,486)	(3,106)	(16,592)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs Over-The-Counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$13,120	$—	$13,120	$—	$—	$13,120

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$3,184	$—	$3,184	$ (3,184)	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2018, GFD retained sales charges of $55,619 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

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MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
2.24%			2.25% - 2.75%
Due 10/01/18	$193,952,884	$193,989,088	11/15/23 - 11/15/24	$199,518,400	$195,361,289
			U.S. Treasury Bond
			4.75%
			02/15/37	2,019,700	2,497,495
				201,538,100	197,858,784

Barclays Capital			U.S TIP Notes
2.23%			0.38% - 2.50%
Due 10/01/18	95,830,512	95,848,321	01/15/20 - 01/15/29	100,846,783	96,828,694
			U.S. Treasury Bond
			3.00%
			05/15/45	941,000	920,857
				101,787,783	97,749,551

Bank of America Merrill Lynch			U.S. Treasury Bonds
2.25%			0.00% - 5.50%
Due 10/01/18	63,887,008	63,898,987	08/15/28 - 11/15/35	102,487,000	65,167,636

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7– Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Growth Fund	$764,559	$(764,559)	$—	$777,542	$—	$777,542
S&P 500® Pure Value Fund	6,976	(6,976)	—	7,140	—	7,140
S&P MidCap 400® Pure Growth Fund	2,592,250	(2,592,250)	—	2,625,155	—	2,625,155
S&P MidCap 400® Pure Value Fund	571,161	(571,161)	—	588,594	—	588,594
S&P SmallCap 600® Pure Growth Fund	1,287,902	(1,287,902)	—	1,367,070	—	1,367,070
S&P SmallCap 600® Pure Value Fund	984,367	(984,367)	—	1,045,025	—	1,045,025
Europe 1.25x Strategy Fund	43,995	(43,995)	—	46,046	—	46,046

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$119,497,903	$36,443,437	$(2,877,966)	$33,565,471
S&P 500® Pure Value Fund	78,464,378	11,213,843	(1,680,371)	9,533,472
S&P MidCap 400® Pure Growth Fund	83,938,775	13,461,548	(5,677,604)	7,783,944
S&P MidCap 400® Pure Value Fund	12,684,495	1,308,084	(178,380)	1,129,704
S&P SmallCap 600® Pure Growth Fund	40,334,424	8,792,178	(599,698)	8,192,480
S&P SmallCap 600® Pure Value Fund	19,850,655	1,518,050	(542,331)	975,719
Europe 1.25x Strategy Fund	2,677,691	20,262	(19,527)	735
Japan 2x Strategy Fund	3,812,423	473,152	(136,443)	336,709
Strengthening Dollar 2x Strategy Fund	9,099,082	94,580	(655)	93,925
Weakening Dollar 2x Strategy Fund	3,632,561	3,124	(21,078)	(17,954)

Note 9 – Securities Transactions

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$71,974,221	$74,009,057
S&P 500® Pure Value Fund	46,563,301	32,738,336
S&P MidCap 400® Pure Growth Fund	61,385,047	76,549,427
S&P MidCap 400® Pure Value Fund	40,028,392	38,580,946
S&P SmallCap 600® Pure Growth Fund	86,140,133	63,805,444
S&P SmallCap 600® Pure Value Fund	49,186,926	40,303,401
Europe 1.25x Strategy Fund	48,029,080	49,393,510
Japan 2x Strategy Fund	—	50,000
Strengthening Dollar 2x Strategy Fund	1,000,000	250,000
Weakening Dollar 2x Strategy Fund	—	100,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$15,686,901	$22,235,443	$382,773
S&P 500® Pure Value Fund	13,560,331	10,183,707	(455,570)
S&P MidCap 400® Pure Growth Fund	3,739,159	3,162,583	(25,788)
S&P MidCap 400® Pure Value Fund	2,037,203	1,841,093	(106)
S&P SmallCap 600® Pure Growth Fund	5,610,789	5,673,553	4,311
S&P SmallCap 600® Pure Value Fund	2,799,027	3,011,899	(91,827)
Europe 1.25x Strategy Fund	3,815,049	2,062,808	35,857

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.90% for the period ended September 30, 2018. The Funds did not have any borrowings outstanding under this agreement at September 30, 2018.

The average daily balances borrowed for the period ended September 30, 2018, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$3,301
S&P 500® Pure Value Fund	381
S&P MidCap 400® Pure Growth Fund	1,701
S&P MidCap 400® Pure Value Fund	2,222
S&P SmallCap 600® Pure Growth Fund	4,104
S&P SmallCap 600® Pure Value Fund	7,595
Europe 1.25x Strategy Fund	2,099
Weakening Dollar 2x Strategy Fund	460

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval of an amended investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Advisor proposed to amend the Trust’s Investment Advisory Agreement to provide for the addition of asset-based breakpoints to the advisory fees charged by each Fund, except for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Alternative Funds”). The introduction of asset-based breakpoints would reduce the advisory fee rate for each Fund (except the Alternative Funds) in accordance with a specified schedule disclosed in the Funds’ Prospectus when the aggregate daily net assets of the Funds (excluding the Alternative Funds) and the series of Rydex Dynamic Funds, an affiliated investment company advised by the Advisor, equal or exceed $10 billion. The Board unanimously approved the Investment Advisory Agreement, as amended, for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement, as amended.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, as amended, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement, as amended, are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement, as amended, based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement, as amended, would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. During its April 25th meeting with management, the Board and the Advisor discussed the possible implementation of asset-based advisory fee breakpoints to help ensure any economies of scale would be shared with the Funds’ shareholders. At the May 21st meeting, the Advisor proposed to amend the Investment Advisory Agreement to implement the asset-based breakpoints described herein. The Board considered the potential effect of the proposed asset-based breakpoints as well as the absence of breakpoints for the Alternative Funds. The Board noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale, and noted that the Alternative Funds, in particular, had not achieved sufficient asset levels to generate economies of scale and were not likely to realize meaningful economies of scale given their specialized investment strategies. The Board noted that the breakpoints would benefit shareholders in the long term and that it intends to monitor the asset levels at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act, and, with respect to the Rydex Variable Trust, the investor services agreement and Investor Services Plan. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as amended, were reasonable, and that approval of the Investment Advisory Agreement, as amended, was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	109	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Governance and Nominating Committee from November 2018 to present.	Retired.	109	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	109	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	109	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	109	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (July 2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

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THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

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112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2018

Rydex Funds Semi-Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	24
OTHER INFORMATION	41
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	46
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	52

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for NASDAQ-100® Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the six-month period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will continue to drive growth amid increases in employment and hourly earnings, and the recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the six months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) generated a total return of 11.41%, rising from 2,640.87 to 2,913.98. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the six months ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.44%. The return of the MSCI Emerging Markets Index* was -8.73%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -0.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.46%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.95% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.33%	15.74%	$ 1,000.00	$ 1,157.40	$ 7.27
A-Class	1.58%	15.58%	1,000.00	1,155.80	8.63
C-Class	2.33%	15.13%	1,000.00	1,151.30	12.70
H-Class	1.58%	15.58%	1,000.00	1,155.80	8.63

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.33%	5.00%	$ 1,000.00	$ 1,018.40	$ 6.73
A-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
C-Class	2.33%	5.00%	1,000.00	1,013.39	11.76
H-Class	1.58%	5.00%	1,000.00	1,017.15	7.99

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.5%
Amazon.com, Inc.	10.3%
Microsoft Corp.	9.3%
Alphabet, Inc. — Class C	4.4%
Facebook, Inc. — Class A	4.2%
Alphabet, Inc. — Class A	3.8%
Cisco Systems, Inc.	2.4%
Intel Corp.	2.3%
NVIDIA Corp.	1.8%
Netflix, Inc.	1.7%
Top Ten Total	51.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	15.74%	27.20%	18.75%	16.71%
A-Class Shares	15.58%	26.87%	18.43%	16.40%
A-Class Shares with sales charge‡	10.08%	20.84%	17.28%	15.83%
C-Class Shares	15.13%	25.91%	17.57%	15.56%
C-Class Shares with CDSC§	14.13%	24.91%	17.57%	15.56%
NASDAQ-100 Index	16.51%	28.91%	20.28%	18.23%

	6 Month†	1 Year	Since Inception (09/18/14)
H-Class Shares	15.58%	26.88%	16.19%
NASDAQ-100 Index	16.51%	28.91%	17.99%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 92.8%

Technology - 37.5%
Apple, Inc.	648,024	$146,284,938
Microsoft Corp.	1,028,833	117,667,630
Intel Corp.	618,651	29,256,006
NVIDIA Corp.	81,574	22,923,926
Adobe Systems, Inc.*	65,697	17,734,905
Broadcom, Inc.	57,918	14,290,108
QUALCOMM, Inc.	197,108	14,197,689
Texas Instruments, Inc.	130,438	13,994,693
Activision Blizzard, Inc.	102,291	8,509,588
Intuit, Inc.	34,705	7,891,917
Micron Technology, Inc.*	155,610	7,038,240
Cognizant Technology Solutions Corp. — Class A	77,849	6,006,050
Applied Materials, Inc.	131,886	5,097,394
Electronic Arts, Inc.*	40,897	4,927,680
Analog Devices, Inc.	49,866	4,610,610
Autodesk, Inc.*	29,331	4,578,863
Fiserv, Inc.*	54,328	4,475,541
Paychex, Inc.	48,166	3,547,426
Lam Research Corp.	21,142	3,207,242
Workday, Inc. — Class A*	19,589	2,859,602
Cerner Corp.*	44,142	2,843,186
Xilinx, Inc.	33,933	2,720,409
Microchip Technology, Inc.[1]	31,604	2,493,872
CA, Inc.	56,105	2,477,036
Check Point Software Technologies Ltd.*	20,959	2,466,246
NetEase, Inc. ADR	10,241	2,337,508
Western Digital Corp.	39,091	2,288,387
Skyworks Solutions, Inc.	24,014	2,178,310
KLA-Tencor Corp.	20,947	2,130,519
Take-Two Interactive Software, Inc.*	15,272	2,107,383
Maxim Integrated Products, Inc.	37,301	2,103,403
Citrix Systems, Inc.*	18,201	2,023,223
Synopsys, Inc.*	19,936	1,965,889
ASML Holding N.V. — Class G	9,715	1,826,614
Seagate Technology plc	38,531	1,824,443
Cadence Design Systems, Inc.*	37,944	1,719,622
Total Technology		474,606,098

Communications - 34.6%
Amazon.com, Inc.*	65,439	131,074,317
Alphabet, Inc. — Class C*	46,943	56,025,062
Facebook, Inc. — Class A*	323,571	53,214,487
Alphabet, Inc. — Class A*	40,105	48,409,944
Cisco Systems, Inc.	630,978	30,697,079
Netflix, Inc.*	58,425	21,858,545
Comcast Corp. — Class A	613,484	21,723,468
Booking Holdings, Inc.*	6,369	12,636,096
Charter Communications, Inc. — Class A*	31,109	10,137,801
Baidu, Inc. ADR*	37,666	8,613,461
T-Mobile US, Inc.*	113,672	7,977,501
Twenty-First Century Fox, Inc. — Class A	141,421	6,552,035
Twenty-First Century Fox, Inc. — Class B	107,136	4,908,972
eBay, Inc.*	132,766	4,383,933
Sirius XM Holdings, Inc.[1]	602,162	3,805,664
JD.com, Inc. ADR*	123,789	3,229,655
Expedia Group, Inc.	18,334	2,392,220
Ctrip.com International Ltd. ADR*	62,511	2,323,534
Liberty Global plc — Class C*	74,072	2,085,867
MercadoLibre, Inc.	5,924	2,016,944
Symantec Corp.	83,391	1,774,561
Vodafone Group plc ADR	63,714	1,382,594
Liberty Global plc — Class A*	27,716	801,824
Total Communications		438,025,564

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NASDAQ-100® FUND

	Shares	Value

Consumer, Non-cyclical - 14.2%
PepsiCo, Inc.	189,757	$21,214,832
Amgen, Inc.	86,843	18,001,686
PayPal Holdings, Inc.*	158,811	13,949,958
Gilead Sciences, Inc.	173,928	13,428,981
Biogen, Inc.*	27,027	9,548,909
Kraft Heinz Co.	163,585	9,015,169
Automatic Data Processing, Inc.	58,777	8,855,343
Intuitive Surgical, Inc.*	15,261	8,759,814
Mondelez International, Inc. — Class A	196,766	8,453,068
Celgene Corp.*	94,369	8,445,082
Illumina, Inc.*	19,723	7,239,524
Express Scripts Holding Co.*	75,433	7,166,889
Vertex Pharmaceuticals, Inc.*	34,288	6,608,669
Regeneron Pharmaceuticals, Inc.*	14,241	5,753,934
Monster Beverage Corp.*	74,131	4,320,355
Align Technology, Inc.*	10,776	4,215,787
Alexion Pharmaceuticals, Inc.*	29,901	4,156,538
IDEXX Laboratories, Inc.*	11,618	2,900,550
Cintas Corp.	14,259	2,820,573
Verisk Analytics, Inc. — Class A*	22,099	2,664,034
Mylan N.V.*	69,173	2,531,732
BioMarin Pharmaceutical, Inc.*	23,827	2,310,504
Incyte Corp.*	28,521	1,970,231
Henry Schein, Inc.*	20,543	1,746,771
Shire plc ADR	9,093	1,648,288
Hologic, Inc.*	36,510	1,496,180
Dentsply Sirona, Inc.	29,832	1,125,859
Total Consumer, Non-cyclical		180,349,260

Consumer, Cyclical - 5.6%
Costco Wholesale Corp.	58,838	13,819,870
Starbucks Corp.	181,007	10,288,438
Walgreens Boots Alliance, Inc.	133,150	9,706,635
Marriott International, Inc. — Class A	46,555	6,146,657
Tesla, Inc.*,1	22,888	6,060,056
Ross Stores, Inc.	50,520	5,006,532
O’Reilly Automotive, Inc.*	10,809	3,754,182
PACCAR, Inc.	47,032	3,207,112
Dollar Tree, Inc.*	31,917	2,602,831
American Airlines Group, Inc.	61,786	2,553,615
Ulta Beauty, Inc.*	8,019	2,262,320
Fastenal Co.	38,499	2,233,712
Wynn Resorts Ltd.	14,576	1,852,026
Hasbro, Inc.	17,031	1,790,299
Total Consumer, Cyclical		71,284,285

Industrial - 0.8%
CSX Corp.	115,225	8,532,411
J.B. Hunt Transport Services, Inc.	14,671	1,744,969
Total Industrial		10,277,380

Consumer Discretionary - 0.1%
Qurate Retail, Inc. — Class A*	57,829	1,284,382

Total Common Stocks
(Cost $551,767,245)		1,175,826,969

MUTUAL FUNDS† - 2.7%
Guggenheim Strategy Fund II2	575,584	14,378,100
Guggenheim Strategy Fund I2	479,259	12,005,436
Guggenheim Strategy Fund III[2]	319,831	7,995,762
Total Mutual Funds
(Cost $34,328,710)		34,379,298

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NASDAQ-100® FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 2.0%
Federal Home Loan Bank[3]
1.85% due 10/01/18[4]	$25,000,000	$25,000,000
Total Federal Agency Discount Notes
(Cost $25,000,000)		25,000,000

FEDERAL AGENCY NOTES†† - 1.5%
Federal Home Loan Bank[3]
2.00% due 10/26/22[5]	14,500,000	14,467,375
Federal Farm Credit Bank[3]
2.18% (U.S. Prime Rate -3.07%, Rate Floor: 0.00%) due 02/20/19[6]	5,000,000	4,999,404
Total Federal Agency Notes
(Cost $19,493,888)		19,466,779

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
2.11% due 12/13/18[4,7]	2,900,000	2,887,497
2.00% due 10/25/18[4,8]	1,171,000	1,169,375
Total U.S. Treasury Bills
(Cost $4,056,851)		4,056,872

REPURCHASE AGREEMENTS††,9 - 0.6%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[7]	4,292,093	4,292,093
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[7]	2,120,688	2,120,688
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[7]	1,413,792	1,413,792
Total Repurchase Agreements
(Cost $7,826,573)		7,826,573

	Shares

SECURITIES LENDING COLLATERAL†,10 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[11]	10,223,535	10,223,535
Total Securities Lending Collateral
(Cost $10,223,535)		10,223,535

Total Investments - 100.7%
(Cost $652,696,802)		$1,276,780,026
Other Assets & Liabilities, net - (0.7)%		(9,254,069)
Total Net Assets - 100.0%		$1,267,525,957

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	339	Dec 2018	$51,912,765	$648,559

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.70%	At Maturity	10/31/18	3,042	$23,205,887	$196,426
Goldman Sachs International	NASDAQ-100 Index	2.80%	At Maturity	10/29/18	457	3,488,877	29,532
BNP Paribas	NASDAQ-100 Index	2.76%	At Maturity	10/29/18	1,850	14,108,991	(2,345)
						$40,803,755	$223,613

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Security is a step up bond, with a 2.00% coupon rate until 10/26/2018. Future rates range from 2.25% to 6.00% with future step up dates ranging from 10/27/18 to 10/26/2022.
[6]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[8]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[9]	Repurchase Agreements — See Note 6.
[10]	Securities lending collateral — See Note 7.
[11]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,175,826,969	$—	$—	$1,175,826,969
Mutual Funds	34,379,298	—	—	34,379,298
Federal Agency Discount Notes	—	25,000,000	—	25,000,000
Federal Agency Notes	—	19,466,779	—	19,466,779
U.S. Treasury Bills	—	4,056,872	—	4,056,872
Repurchase Agreements	—	7,826,573	—	7,826,573
Securities Lending Collateral	10,223,535	—	—	10,223,535
Equity Futures Contracts**	648,559	—	—	648,559
Equity Index Swap Agreements**	—	225,958	—	225,958
Total Assets	$1,221,078,361	$56,576,182	$—	$1,277,654,543

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$2,345	$—	$2,345

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$12,005,436	$—	$—	$—	$—	$12,005,436	479,259	$166,650
Guggenheim Strategy Fund II	13,394,166	1,000,000	—	—	(16,066)	14,378,100	575,584	208,610
Guggenheim Strategy Fund III	8,005,357	—	—	—	(9,595)	7,995,762	319,831	121,811
	$33,404,959	$1,000,000	$—	$—	$(25,661)	$34,379,298		$497,071

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
NASDAQ-100® FUND

September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $9,269,690 of securities loaned (cost $610,541,519)	$1,234,574,155
Investments in affiliated issuers, at value (cost $34,328,710)	34,379,298
Repurchase agreements, at value (cost $7,826,573)	7,826,573
Unrealized appreciation on swap agreements	225,958
Receivables:
Fund shares sold	2,437,063
Dividends	265,318
Swap settlement	206,607
Interest	65,184
Securities lending income	4,775
Total assets	1,279,984,931

Liabilities:
Unrealized depreciation on swap agreements	2,345
Payable for:
Return of securities loaned	10,223,535
Management fees	708,722
Fund shares redeemed	450,671
Transfer agent and administrative fees	236,241
Distribution and service fees	90,673
Portfolio accounting fees	53,315
Trustees’ fees*	923
Variation margin	816
Miscellaneous	691,733
Total liabilities	12,458,974
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,267,525,957

Net assets consist of:
Paid in capital	$648,115,317
Total distributable earnings (loss)	619,410,640
Net assets	$1,267,525,957

Investor Class:
Net assets	$1,057,523,625
Capital shares outstanding	26,150,928
Net asset value per share	$40.44

A-Class:
Net assets	$62,179,729
Capital shares outstanding	1,669,529
Net asset value per share	$37.24
Maximum offering price per share (Net asset value divided by 95.25%)	$39.10

C-Class:
Net assets	$94,939,398
Capital shares outstanding	2,914,994
Net asset value per share	$32.57

H-Class:
Net assets	$52,883,205
Capital shares outstanding	1,420,215
Net asset value per share	$37.24

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
NASDAQ-100® FUND

Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $3,666)	$5,686,680
Dividends from securities of affiliated issuers	497,071
Interest	597,674
Income from securities lending, net	72,733
Total investment income	6,854,158

Expenses:
Management fees	4,483,468
Distribution and service fees:
A-Class	69,314
C-Class	461,797
H-Class	69,167
Transfer agent and administrative fees	1,494,490
Registration fees	527,443
Portfolio accounting fees	348,553
Trustees’ fees*	192,779
Custodian fees	80,942
Miscellaneous	846,379
Total expenses	8,574,332
Net investment loss	(1,720,174)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$7,109,325
Swap agreements	4,239,794
Futures contracts	6,808,435
Net realized gain	18,157,554
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	152,942,282
Investments in affiliated issuers	(25,661)
Swap agreements	(49,901)
Futures contracts	998,494
Net change in unrealized appreciation (depreciation)	153,865,214
Net realized and unrealized gain	172,022,768
Net increase in net assets resulting from operations	$170,302,594

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,720,174)	$(2,588,538)
Net realized gain on investments	18,157,554	37,632,622
Net change in unrealized appreciation (depreciation) on investments	153,865,214	158,882,648
Net increase in net assets resulting from operations	170,302,594	193,926,732

Distributions to shareholders:
Investor Class	—	(51,135,549)[1]
A-Class	—	(3,584,219)[1]
C-Class	—	(5,409,644)[1]
H-Class	—	(4,497,933)[1]
Total distributions to shareholders	—	(64,627,345)

Capital share transactions:
Proceeds from sale of shares
Investor Class	536,423,647	1,026,173,673
A-Class	23,356,254	49,828,779
C-Class	18,208,802	33,535,792
H-Class	69,843,526	190,051,639
Distributions reinvested
Investor Class	—	49,672,778
A-Class	—	3,161,511
C-Class	—	5,217,152
H-Class	—	4,487,850
Cost of shares redeemed
Investor Class	(546,521,990)	(1,015,594,366)
A-Class	(21,143,249)	(73,101,898)
C-Class	(21,324,532)	(19,465,715)
H-Class	(89,652,944)	(191,116,347)
Net increase (decrease) from capital share transactions	(30,810,486)	62,850,848
Net increase in net assets	139,492,108	192,150,235

Net assets:
Beginning of period	1,128,033,849	935,883,614
End of period	$1,267,525,957	$1,128,033,849

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	14,207,354	30,480,847
A-Class	657,576	1,631,788
C-Class	591,049	1,210,458
H-Class	2,007,161	6,089,659
Shares issued from reinvestment of distributions
Investor Class	—	1,462,254
A-Class	—	100,846
C-Class	—	189,148
H-Class	—	143,199
Shares redeemed
Investor Class	(14,560,173)	(30,230,910)
A-Class	(609,706)	(2,332,978)
C-Class	(686,323)	(697,595)
H-Class	(2,588,456)	(6,107,454)
Net increase (decrease) in shares	(981,518)	1,939,262

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended Sept. 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$34.94	$30.68	$25.75	$25.38	$21.38	$18.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.05)	(.06)	(.05)	(.01)	.02
Net gain (loss) on investments (realized and unrealized)	5.54	6.35	5.47	.96	4.39	5.01
Total from investment operations	5.50	6.30	5.41	.91	4.38	5.03
Less distributions from:
Net realized gains	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$40.44	$34.94	$30.68	$25.75	$25.38	$21.38

Total Return	15.74%	20.76%	21.21%	3.49%	20.53%	27.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,057,524	$926,146	$760,485	$667,018	$769,257	$632,598
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.14%)	(0.21%)	(0.19%)	(0.05%)	0.10%
Total expenses[d]	1.33%	1.28%	1.29%	1.25%	1.26%	1.29%
Portfolio turnover rate	17%	48%	72%	228%	267%	141%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended Sept. 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$32.22	$28.49	$24.04	$23.78	$20.10	$17.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.12)	(.13)	(.10)	(.06)	(.03)
Net gain (loss) on investments (realized and unrealized)	5.10	5.89	5.06	.90	4.12	4.74
Total from investment operations	5.02	5.77	4.93	.80	4.06	4.71
Less distributions from:
Net realized gains	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$37.24	$32.22	$28.49	$24.04	$23.78	$20.10

Total Return[c]	15.58%	20.44%	20.76%	3.26%	20.24%	27.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,180	$52,257	$63,311	$60,499	$70,821	$21,751
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.39%)	(0.51%)	(0.42%)	(0.29%)	(0.14%)
Total expenses[d]	1.58%	1.53%	1.53%	1.51%	1.50%	1.54%
Portfolio turnover rate	17%	48%	72%	228%	267%	141%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended Sept. 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$28.29	$25.41	$21.62	$21.60	$18.42	$16.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.32)	(.28)	(.26)	(.21)	(.16)
Net gain (loss) on investments (realized and unrealized)	4.46	5.24	4.55	.82	3.77	4.39
Total from investment operations	4.28	4.92	4.27	.56	3.56	4.23
Less distributions from:
Net realized gains	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	—	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$32.57	$28.29	$25.41	$21.62	$21.60	$18.42

Total Return[c]	15.13%	19.57%	19.98%	2.48%	19.37%	26.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,939	$85,149	$58,647	$38,900	$32,324	$19,175
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.15%)	(1.21%)	(1.19%)	(1.05%)	(0.89%)
Total expenses[d]	2.33%	2.28%	2.28%	2.26%	2.25%	2.29%
Portfolio turnover rate	17%	48%	72%	228%	267%	141%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended Sept. 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$32.22	$28.49	$24.00	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.12)	(.14)	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	5.10	5.89	5.11	.91	1.22
Total from investment operations	5.02	5.77	4.97	.78	1.23
Less distributions from:
Net realized gains	—	(2.04)	(.48)	(.54)	(.38)
Total distributions	—	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$37.24	$32.22	$28.49	$24.00	$23.76

Total Return	15.58%	20.49%	20.92%	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,883	$64,483	$53,441	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.37%)	(0.57%)	(0.51%)	0.07%
Total expenses[d]	1.58%	1.53%	1.54%	1.51%	1.47%
Portfolio turnover rate	17%	48%	72%	228%	267%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of fifty-three funds (the “Funds”).

Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares.

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. At September 30, 2018, only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S Treasury Securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund might be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on upon the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

Average Notional
Use	Long
Index exposure, Liquidity	$50,109,278

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platforms such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. Additionally, there is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

Average Notional
Use	Long
Index exposure, Liquidity	$33,478,517

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2018
$648,559	$225,958	$874,517

Liability Derivative Investments Value
Swaps Equity Risk	Total Value at September 30, 2018
$2,345	$2,345

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$6,808,435	$4,239,794	$11,048,229

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$998,494	$(49,901)	$948,593

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

		Gross Amounts	Net Amount of Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Asset	Offset in the Statement of Assets and Liabilities	Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap Equity Contracts	$225,958	$—	$225,958	$—	$—	$225,958

		Gross Amounts	Net Amount of Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Asset	Offset in the Statement of Assets and Liabilities	Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap Equity Contracts	$2,345	$—	$2,345	$(2,345)	$—	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended September 30, 2018, GFD retained sales charges of $55,619 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
2.24%			2.25% - 2.75%
Due 10/01/18	$193,952,884	$193,989,088	1/15/23 - 11/15/24	$199,518,400	$195,361,289
			U.S. Treasury Bond
			4.75%
			02/15/37	2,019,700	2,497,495
				201,538,100	197,858,784

Barclays Capital			U.S TIP Notes
2.23%			0.38% - 2.50%
Due 10/01/18	95,830,512	95,848,321	01/15/20 - 01/15/29	100,846,783	96,828,694
			U.S. Treasury Bond
			3.00%
			05/15/45	941,000	920,857
				101,787,783	97,749,551

Bank of America Merrill Lynch			U.S. Treasury Bonds
2.25%			0.00% - 5.50%
Due 10/01/18	63,887,008	63,898,987	08/15/28 - 11/15/35	102,487,000	65,167,636

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2018, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$9,269,690	$(9,269,690)	$—	$10,223,535	$—	$10,223,535

(a)	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$696,234,447	$587,859,989	$(6,442,238)	$581,417,751

Note 9 – Securities Transactions

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$191,069,413	$228,455,467

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$50,921,740	$97,715,223	$3,666,681

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.90% for the period ended September 30, 2018. The Fund did not have any borrowings outstanding under this agreement at or for the period ended September 30, 2018.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval of an amended investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Advisor proposed to amend the Trust’s Investment Advisory Agreement to provide for the addition of asset-based breakpoints to the advisory fees charged by each Fund, except for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Alternative Funds”). The introduction of asset-based breakpoints would reduce the advisory fee rate for each Fund (except the Alternative Funds) in accordance with a specified

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OTHER INFORMATION (Unaudited)(continued)

schedule disclosed in the Funds’ Prospectus when the aggregate daily net assets of the Funds (excluding the Alternative Funds) and the series of Rydex Dynamic Funds, an affiliated investment company advised by the Advisor, equal or exceed $10 billion. The Board unanimously approved the Investment Advisory Agreement, as amended, for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement, as amended.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, as amended, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best

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OTHER INFORMATION (Unaudited)(continued)

interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement, as amended, are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement, as amended, based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement, as amended, would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but

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OTHER INFORMATION (Unaudited)(continued)

also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. During its April 25th meeting with management, the Board and the Advisor discussed the possible implementation of asset-based advisory fee breakpoints to help ensure any economies of scale would be shared with the Funds’ shareholders. At the May 21st meeting, the Advisor proposed to amend the Investment Advisory Agreement to implement the asset-based breakpoints described herein. The Board considered the potential effect of the proposed asset-based breakpoints as well as the absence of breakpoints for the Alternative Funds. The Board noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale, and noted that the Alternative Funds, in particular, had not achieved sufficient asset levels to generate economies of scale and were not likely to realize meaningful economies

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OTHER INFORMATION (Unaudited)(concluded)

of scale given their specialized investment strategies. The Board noted that the breakpoints would benefit shareholders in the long term and that it intends to monitor the asset levels at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act, and, with respect to the Rydex Variable Trust, the investor services agreement and Investor Services Plan. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as amended, were reasonable, and that approval of the Investment Advisory Agreement, as amended, was in the best interests of each Fund and its shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
Interested Trustee
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
Independent Trustees
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Governance and Nominating Committee from November 2018 to present.	Retired.	109	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	109	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	109	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
Independent Trustees - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	109	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (July 2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affi liation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

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9.30.2018

Rydex Funds Semi-Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-SEMI-0918x0319

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	28
EMERGING MARKETS 2x STRATEGY FUND	43
INVERSE EMERGING MARKETS 2x STRATEGY FUND	52
EMERGING MARKETS BOND STRATEGY FUND	59
NOTES TO FINANCIAL STATEMENTS	66
OTHER INFORMATION	81
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	84
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	88

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our alternative strategy funds (the “Funds”) for the six-month period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2018

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. ● The Fund’s use of derivatives such as futures, options, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps, are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings to ensure they are consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the six months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 11.41%, rising from 2,640.87 to 2,913.98. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the six months ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.44%. The return of the MSCI Emerging Markets Index* was -8.73%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -0.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.46%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.95% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

Morningstar Long/Short Equity Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.74%	0.29%	$ 1,000.00	$ 1,002.90	$ 8.83
C-Class	2.49%	(0.13%)	1,000.00	998.70	12.61
P-Class	1.74%	0.23%	1,000.00	1,002.30	8.83
Institutional Class	1.49%	0.39%	1,000.00	1,003.90	7.52
Event Driven and Distressed Strategies Fund
A-Class	1.89%	3.85%	1,000.00	1,038.50	9.76
C-Class	2.63%	3.47%	1,000.00	1,034.70	13.56
P-Class	1.90%	3.85%	1,000.00	1,038.50	9.82
Institutional Class	1.64%	4.00%	1,000.00	1,040.00	8.48
Emerging Markets 2x Strategy Fund
A-Class	1.82%	(17.20%)	1,000.00	828.00	8.43
C-Class	2.57%	(17.52%)	1,000.00	824.80	11.88
H-Class	1.82%	(17.21%)	1,000.00	827.90	8.43
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.82%	14.28%	1,000.00	1,142.80	9.88
C-Class	2.63%	13.70%	1,000.00	1,137.00	14.24
H-Class	1.83%	14.26%	1,000.00	1,142.60	9.94
Emerging Markets Bond Strategy Fund
A-Class	1.63%	(3.34%)	1,000.00	966.60	8.12
C-Class	2.63%	(3.65%)	1,000.00	963.50	11.74
H-Class	1.63%	(3.32%)	1,000.00	966.80	8.12

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.74%	5.00%	$ 1,000.00	$ 1,016.34	$ 8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
P-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Institutional Class	1.49%	5.00%	1,000.00	1,017.60	7.54
Event Driven and Distressed Strategies Fund
A-Class	1.89%	5.00%	1,000.00	1,015.59	9.55
C-Class	2.63%	5.00%	1,000.00	1,011.88	13.26
P-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
Institutional Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Emerging Markets 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.94	9.20
C-Class	2.57%	5.00%	1,000.00	1,012.18	12.96
H-Class	1.82%	5.00%	1,000.00	1,015.94	9.20
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.94	9.20
C-Class	2.63%	5.00%	1,000.00	1,011.88	13.26
H-Class	1.83%	5.00%	1,000.00	1,015.89	9.25
Emerging Markets Bond Strategy Fund
A-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
C-Class	2.36%	5.00%	1,000.00	1,013.24	11.91
H-Class	1.63%	5.00%	1,000.00	1,016.90	8.24

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.1%
Exxon Mobil Corp.	1.0%
Verizon Communications, Inc.	1.0%
Archer-Daniels-Midland Co.	1.0%
Pfizer, Inc.	0.9%
National Fuel Gas Co.	0.9%
Microsoft Corp.	0.9%
Chevron Corp.	0.8%
McKesson Corp.	0.8%
Exelon Corp.	0.8%
Top Ten Total	9.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	0.29%	1.81%	3.94%	3.79%
A-Class Shares with sales charge‡	(4.47%)	(3.05%)	2.93%	3.29%
C-Class Shares	(0.13%)	1.05%	3.16%	3.02%
C-Class Shares with CDSC§	(1.13%)	0.05%	3.16%	3.02%
P-Class Shares	0.23%	1.80%	3.93%	3.79%
Morningstar Long/Short Equity Category Average	2.76%	5.82%	4.07%	5.12%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	0.39%	2.06%	4.20%	5.51%
Morningstar Long/Short Equity Category Average	2.76%	5.82%	4.07%	5.44%
S&P 500 Index	11.41%	17.91%	13.95%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 101.2%

Consumer, Non-cyclical - 29.9%
Archer-Daniels-Midland Co.[1]	5,234	$263,113
Pfizer, Inc.[1]	5,333	235,025
McKesson Corp.[1]	1,694	224,709
Cardinal Health, Inc.[1]	4,075	220,050
Amgen, Inc.[1]	935	193,816
Danaher Corp.[1]	1,724	187,330
Jazz Pharmaceuticals plc*	1,099	184,775
Procter & Gamble Co.[1]	2,127	177,030
Kellogg Co.[1]	2,508	175,610
Tyson Foods, Inc. — Class A1	2,934	174,661
Medtronic plc[1]	1,698	167,032
Abbott Laboratories	2,254	165,353
CVS Health Corp.[1]	2,082	163,895
Ingredion, Inc.	1,461	153,347
Zoetis, Inc.[1]	1,626	148,877
Kraft Heinz Co.[1]	2,604	143,506
Molson Coors Brewing Co. — Class B1	2,306	141,819
Johnson & Johnson	1,006	138,999
Mondelez International, Inc. — Class A1	3,148	135,238
Lamb Weston Holdings, Inc.[1]	1,742	116,017
Eli Lilly & Co.[1]	1,050	112,676
PepsiCo, Inc.[1]	1,000	111,800
Thermo Fisher Scientific, Inc.[1]	448	109,348
Sysco Corp.[1]	1,453	106,432
Post Holdings, Inc.*	1,073	105,197
Becton Dickinson and Co.	398	103,878
IQVIA Holdings, Inc.*	797	103,403
US Foods Holding Corp.*	3,341	102,970
Performance Food Group Co.*	3,063	101,998
Western Union Co.[1]	5,247	100,008
Baxter International, Inc.[1]	1,295	99,832
Merck & Company, Inc.[1]	1,394	98,890
Hill-Rom Holdings, Inc.	998	94,211
CoreLogic, Inc.*	1,899	93,830
Kimberly-Clark Corp.[1]	782	88,866
Bristol-Myers Squibb Co.[1]	1,430	88,774
Charles River Laboratories International, Inc.*	637	85,702
Bruker Corp.	2,558	85,565
Gilead Sciences, Inc.[1]	1,093	84,391
STERIS plc	736	84,198
Quanta Services, Inc.*	2,379	79,411
Altria Group, Inc.[1]	1,300	78,403
Varian Medical Systems, Inc.*,1	699	78,239
Travelport Worldwide Ltd.	4,607	77,720
Allergan plc[1]	387	73,716
United Rentals, Inc.*,1	450	73,620
Colgate-Palmolive Co.[1]	1,093	73,176
IDEXX Laboratories, Inc.*	279	69,655
Mylan N.V.*,1	1,900	69,540
Kroger Co.[1]	2,344	68,234
Humana, Inc.[1]	195	66,011
Pilgrim’s Pride Corp.*	3,584	64,835
Intuitive Surgical, Inc.*	112	64,288
Hershey Co.[1]	612	62,424
Zimmer Biomet Holdings, Inc.[1]	468	61,528
Vector Group Ltd.	4,453	61,358
Celgene Corp.*,1	684	61,211
UnitedHealth Group, Inc.[1]	230	61,189
HCA Healthcare, Inc.[1]	439	61,074
Biogen, Inc.*,1	168	59,356
Sabre Corp.	2,173	56,672
Anthem, Inc.[1]	206	56,454
McCormick & Company, Inc.	417	54,940
Alexion Pharmaceuticals, Inc.*	394	54,770
Simply Good Foods Co.*	2,813	54,713
Bio-Rad Laboratories, Inc. — Class A*	169	52,895
Medpace Holdings, Inc.*	875	52,421
Regeneron Pharmaceuticals, Inc.*	129	52,121
Illumina, Inc.*	141	51,756
Brown-Forman Corp. — Class B	1,021	51,612
Ligand Pharmaceuticals, Inc. — Class B*	188	51,604
Innoviva, Inc.*	3,378	51,481
Estee Lauder Companies, Inc. — Class A	353	51,298
Monster Beverage Corp.*	869	50,645
MEDNAX, Inc.*	1,083	50,533
Constellation Brands, Inc. — Class A1	234	50,455
LivaNova plc*	406	50,332
Herbalife Nutrition Ltd.*	919	50,131
Flowers Foods, Inc.	2,658	49,598
Hologic, Inc.*	1,187	48,643
Cardtronics plc — Class A*	1,530	48,409
Philip Morris International, Inc.	584	47,620
Central Garden & Pet Co. — Class A*	1,434	47,523
Edwards Lifesciences Corp.*,1	255	44,396
WellCare Health Plans, Inc.*,1	137	43,907
Darling Ingredients, Inc.*	2,270	43,856
Molina Healthcare, Inc.*	278	41,339
Total Consumer, Non-cyclical		8,197,283

Industrial - 15.1%
EMCOR Group, Inc.	2,087	156,755
Regal Beloit Corp.	1,883	155,253
Cummins, Inc.[1]	968	141,396
AECOM*	4,219	137,792
Genesee & Wyoming, Inc. — Class A*	1,487	135,302
WestRock Co.[1]	2,525	134,936
Masco Corp.[1]	3,219	117,815
FedEx Corp.[1]	475	114,375
Greenbrier Companies, Inc.	1,883	113,168
Packaging Corporation of America[1]	1,023	112,213
TE Connectivity Ltd.[1]	1,260	110,792
Louisiana-Pacific Corp.	4,090	108,344
Arrow Electronics, Inc.*	1,426	105,125
Pentair plc	2,346	101,699
Caterpillar, Inc.[1]	665	101,406
Crane Co.	994	97,760
Boise Cascade Co.	2,630	96,784
Trinseo S.A.	1,206	94,430
Waters Corp.*,1	476	92,668
EnerSys	1,034	90,092

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Gibraltar Industries, Inc.*	1,955	$89,148
Oshkosh Corp.	1,225	87,269
Dover Corp.[1]	980	86,759
AGCO Corp.	1,380	83,890
Avnet, Inc.	1,820	81,481
Norfolk Southern Corp.[1]	410	74,005
Snap-on, Inc.	401	73,624
Spirit AeroSystems Holdings, Inc. — Class A1	782	71,686
Eaton Corporation plc[1]	814	70,598
Trinity Industries, Inc.	1,822	66,758
Parker-Hannifin Corp.[1]	329	60,513
Belden, Inc.	843	60,199
Jabil, Inc.	2,144	58,060
Huntington Ingalls Industries, Inc.	220	56,338
PGT Innovations, Inc.*	2,589	55,923
Gentex Corp.	2,598	55,753
Corning, Inc.[1]	1,554	54,856
Benchmark Electronics, Inc.	2,315	54,171
Rexnord Corp.*	1,748	53,839
KBR, Inc.	2,414	51,008
Kansas City Southern[1]	448	50,749
Werner Enterprises, Inc.	1,429	50,515
Sonoco Products Co.	897	49,783
Tech Data Corp.*	692	49,526
Johnson Controls International plc	1,376	48,160
Vishay Intertechnology, Inc.	2,352	47,863
Owens Corning	875	47,486
Ryder System, Inc.	627	45,815
Coherent, Inc.*	265	45,630
Union Pacific Corp.	209	34,032
Total Industrial		4,133,542

Financial - 12.5%
Senior Housing Properties Trust REIT	12,235	214,847
JPMorgan Chase & Co.[1]	1,832	206,723
Allstate Corp.[1]	1,534	151,406
Visa, Inc. — Class A1	927	139,133
Prudential Financial, Inc.[1]	1,236	125,232
Travelers Companies, Inc.[1]	944	122,446
Ventas, Inc. REIT[1]	2,226	121,050
Aflac, Inc.[1]	2,527	118,946
Apartment Investment & Management Co. — Class A REIT	2,530	111,649
Principal Financial Group, Inc.[1]	1,875	109,856
Bank of New York Mellon Corp.[1]	2,116	107,895
Park Hotels & Resorts, Inc. REIT	3,272	107,387
Equity Commonwealth REIT*	3,254	104,421
Hospitality Properties Trust REIT	3,436	99,094
Hartford Financial Services Group, Inc.[1]	1,942	97,022
Host Hotels & Resorts, Inc. REIT[1]	4,539	95,773
MetLife, Inc.[1]	2,005	93,674
State Street Corp.[1]	952	79,758
Lazard Ltd. — Class A	1,617	77,826
Piedmont Office Realty Trust, Inc. — Class A REIT	4,053	76,723
Weingarten Realty Investors REIT	2,570	76,483
Bank of America Corp.	2,445	72,030
Franklin Resources, Inc.[1]	2,353	71,555
Ameriprise Financial, Inc.[1]	481	71,025
EPR Properties REIT	1,035	70,804
Berkshire Hathaway, Inc. — Class B*	319	68,301
Summit Hotel Properties, Inc. REIT	4,973	67,285
Raymond James Financial, Inc.	725	66,736
Capital One Financial Corp.[1]	649	61,609
Citigroup, Inc.	792	56,818
Synchrony Financial[1]	1,736	53,955
Mastercard, Inc. — Class A	229	50,978
Wells Fargo & Co.	934	49,091
Northern Trust Corp.	463	47,286
Comerica, Inc.	498	44,920
East West Bancorp, Inc.	732	44,191
Lincoln National Corp.	653	44,182
CyrusOne, Inc. REIT	593	37,596
Total Financial		3,415,706

Technology - 10.0%
Apple, Inc.	1,278	288,496
Microsoft Corp.	2,038	233,086
HP, Inc.	6,183	159,336
Fidelity National Information Services, Inc.[1]	1,193	130,121
Amdocs Ltd.	1,875	123,713
Cognizant Technology Solutions Corp. — Class A1	1,522	117,422
DXC Technology Co.[1]	1,220	114,094
Intel Corp.[1]	2,399	113,449
International Business Machines Corp.[1]	664	100,403
Oracle Corp.[1]	1,789	92,241
Skyworks Solutions, Inc.[1]	933	84,632
Accenture plc — Class A	490	83,398
MAXIMUS, Inc.	1,169	76,055
Fiserv, Inc.*,1	890	73,318
Cirrus Logic, Inc.*	1,861	71,835
Leidos Holdings, Inc.[1]	1,028	71,096
Citrix Systems, Inc.*	637	70,809
Paychex, Inc.[1]	959	70,630
Texas Instruments, Inc.	609	65,340
NetApp, Inc.[1]	655	56,258
Seagate Technology plc[1]	1,123	53,174
Veeva Systems, Inc. — Class A*	482	52,475
Western Digital Corp.[1]	894	52,335
ON Semiconductor Corp.*,1	2,799	51,586
Broadridge Financial Solutions, Inc.[1]	388	51,197
Hewlett Packard Enterprise Co.[1]	2,996	48,865
Conduent, Inc.*	2,134	48,058
Xilinx, Inc.	597	47,861
Analog Devices, Inc.	517	47,802
Broadcom, Inc.	169	41,697
QUALCOMM, Inc.	578	41,633
Total Technology		2,732,415

Consumer, Cyclical - 9.2%
Southwest Airlines Co.[1]	1,934	120,778
Delta Air Lines, Inc.[1]	2,060	119,130

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Walmart, Inc.	1,129	$106,024
Lear Corp.[1]	725	105,125
PACCAR, Inc.[1]	1,526	104,058
La-Z-Boy, Inc.	3,276	103,522
Allison Transmission Holdings, Inc.	1,876	97,571
JetBlue Airways Corp.*	4,531	87,720
PulteGroup, Inc.	3,509	86,918
United Continental Holdings, Inc.*	834	74,276
Copa Holdings S.A. — Class A	905	72,255
Lions Gate Entertainment Corp. — Class A	2,728	66,536
BorgWarner, Inc.	1,548	66,223
Best Buy Company, Inc.	833	66,107
TJX Companies, Inc.	585	65,532
Toll Brothers, Inc.	1,925	63,583
Meritor, Inc.*	2,872	55,602
Hyatt Hotels Corp. — Class A	657	52,291
PVH Corp.	360	51,984
Children’s Place, Inc.	406	51,887
General Motors Co.[1]	1,541	51,886
Alaska Air Group, Inc.	753	51,852
Dollar General Corp.	473	51,699
AutoZone, Inc.*	66	51,196
DR Horton, Inc.[1]	1,208	50,953
Home Depot, Inc.	243	50,337
American Airlines Group, Inc.	1,207	49,885
Las Vegas Sands Corp.	838	49,718
Darden Restaurants, Inc.	447	49,702
Nu Skin Enterprises, Inc. — Class A	593	48,875
Dana, Inc.	2,602	48,579
KB Home	1,994	47,677
TRI Pointe Group, Inc.*	3,823	47,405
Delphi Technologies plc	1,483	46,507
Target Corp.	484	42,694
Carter’s, Inc.	429	42,299
Cooper-Standard Holdings, Inc.*	344	41,273
American Axle & Manufacturing Holdings, Inc.*	2,279	39,746
Visteon Corp.*	412	38,275
Total Consumer, Cyclical		2,517,680

Communications - 8.8%
Verizon Communications, Inc.[1]	4,953	264,441
Cisco Systems, Inc.[1]	3,177	154,561
Zayo Group Holdings, Inc.*	4,278	148,532
Alphabet, Inc. — Class C*	124	147,990
Telephone & Data Systems, Inc.	4,702	143,082
Amazon.com, Inc.*	58	116,174
Omnicom Group, Inc.[1]	1,654	112,505
F5 Networks, Inc.*,1	492	98,115
ARRIS International plc*	3,374	87,690
Facebook, Inc. — Class A*	519	85,355
Juniper Networks, Inc.[1]	2,678	80,260
Interpublic Group of Companies, Inc.	3,434	78,536
CenturyLink, Inc.[1]	3,699	78,419
News Corp. — Class A	5,851	77,175
Shenandoah Telecommunications Co.	1,602	62,077
Scholastic Corp.	1,302	60,790
InterDigital, Inc.	730	58,400
AT&T, Inc.	1,719	57,724
AMC Networks, Inc. — Class A*	864	57,318
Boingo Wireless, Inc.*	1,572	54,863
Vonage Holdings Corp.*	3,858	54,629
CDW Corp.[1]	597	53,085
TEGNA, Inc.	4,291	51,320
VeriSign, Inc.*	297	47,555
Sirius XM Holdings, Inc.	7,264	45,908
Walt Disney Co.	372	43,502
Comcast Corp. — Class A	1,226	43,413
Cogent Communications Holdings, Inc.	775	43,245
Total Communications		2,406,664

Utilities - 7.5%
National Fuel Gas Co.	4,190	234,891
Exelon Corp.[1]	5,062	221,007
Portland General Electric Co.	4,624	210,901
UGI Corp.	3,398	188,521
El Paso Electric Co.	3,184	182,125
PNM Resources, Inc.	4,177	164,783
OGE Energy Corp.	3,498	127,047
Pinnacle West Capital Corp.	1,449	114,732
Consolidated Edison, Inc.[1]	1,477	112,532
Entergy Corp.[1]	1,169	94,841
AES Corp.	6,520	91,280
Ameren Corp.[1]	1,440	91,037
FirstEnergy Corp.[1]	1,920	71,366
American Electric Power Company, Inc.	816	57,838
Black Hills Corp.	874	50,771
Edison International	749	50,692
Total Utilities		2,064,364

Energy - 5.0%
Exxon Mobil Corp.[1]	3,202	272,234
Chevron Corp.[1]	1,854	226,707
Valero Energy Corp.[1]	1,473	167,554
Occidental Petroleum Corp.[1]	1,920	157,767
Phillips 66[1]	1,387	156,343
Williams Companies, Inc.[1]	2,312	62,863
HollyFrontier Corp.[1]	861	60,184
Kinder Morgan, Inc.[1]	3,272	58,013
ConocoPhillips[1]	658	50,929
Murphy USA, Inc.*	590	50,421
PBF Energy, Inc. — Class A	998	49,810
ONEOK, Inc.	637	43,182
Total Energy		1,356,007

Basic Materials - 3.2%
Eastman Chemical Co.[1]	1,768	169,233
LyondellBasell Industries N.V. — Class A1	1,305	133,776
Olin Corp.	4,158	106,777
Westlake Chemical Corp.[1]	1,162	96,574
Huntsman Corp.	3,473	94,570
Cabot Corp.	1,278	80,156
Chemours Co.	1,484	58,529
International Paper Co.[1]	1,128	55,441

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Celanese Corp. — Class A1	434	$49,476
Domtar Corp.	807	42,101
Total Basic Materials		886,633

Total Common Stocks
(Cost $26,496,849)		27,710,294

MONEY MARKET FUND† - 4.3%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio Institutional Class 1.93%[2]	1,168,289	1,168,289
Total Money Market Fund
(Cost $1,168,289)		1,168,289

Total Investments - 105.5%
(Cost $27,665,138)	$28,878,583
Other Assets & Liabilities, net - (5.5)%	(1,502,401)
Total Net Assets - 100.0%	$27,376,182

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[3]	2.35%	At Maturity	05/31/19	$17,744,507	$478,850

OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[4]	(1.57%)	At Maturity	05/31/19	29,721,152	(1,368,291)

	Shares	Percentage Value	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[3]
Apple, Inc.	817	8.0%	$38,168
Cisco Systems, Inc.	2,030	6.6%	31,469
Microsoft Corp.	1,302	6.2%	29,575
Pfizer, Inc.	3,408	4.8%	22,805
Amgen, Inc.	597	4.7%	22,355
UGI Corp.	2,171	4.2%	20,070
Genesee & Wyoming, Inc. — Class A*	950	4.1%	19,640
Allison Transmission Holdings, Inc.	1,199	4.0%	19,372
Medtronic plc	1,085	4.0%	19,205
Archer-Daniels-Midland Co.	3,345	4.0%	19,097
Exelon Corp.	3,235	3.5%	16,575
Telephone & Data Systems, Inc.	3,005	3.4%	16,228
Exxon Mobil Corp.	2,046	3.4%	16,225
Valero Energy Corp.	941	3.4%	16,199
Eli Lilly & Co.	671	3.3%	16,074
Portland General Electric Co.	2,955	3.3%	15,750
Verizon Communications, Inc.	3,165	3.2%	15,207
Alphabet, Inc. — Class C*	79	2.9%	13,916
Merck & Company, Inc.	890	2.8%	13,367
El Paso Electric Co.	2,035	2.7%	12,744
Senior Housing Properties Trust	7,818	2.6%	12,351
F5 Networks, Inc.*	314	2.6%	12,290
CVS Health Corp.	1,330	2.6%	12,283
Visa, Inc. — Class A	592	2.3%	11,271
WellCare Health Plans, Inc.*	87	2.3%	10,909
Park Hotels & Resorts, Inc.	2,090	2.3%	10,788
Charles River Laboratories International, Inc.*	407	2.2%	10,769

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Amazon.com, Inc.*	37	2.1%	$10,040
Gibraltar Industries, Inc.*	1,249	2.1%	9,951
Greenbrier Companies, Inc.	1,203	2.0%	9,763
DXC Technology Co.	780	2.0%	9,604
NetApp, Inc.	418	2.0%	9,497
Allergan plc	247	1.9%	9,288
Procter & Gamble Co.	1,359	1.9%	9,253
PNM Resources, Inc.	2,669	1.9%	9,156
KBR, Inc.	1,543	1.9%	9,065
Snap-on, Inc.	256	1.9%	9,000
Norfolk Southern Corp.	262	1.8%	8,898
Occidental Petroleum Corp.	1,226	1.8%	8,597
Cardtronics plc — Class A*	978	1.8%	8,513
ConocoPhillips	420	1.7%	8,475
Ameren Corp.	920	1.8%	8,415
Chevron Corp.	1,185	1.7%	8,327
EnerSys	661	1.7%	8,172
STERIS plc	470	1.7%	8,100
HP, Inc.	3,951	1.6%	7,910
FirstEnergy Corp.	1,227	1.6%	7,807
Thermo Fisher Scientific, Inc.	286	1.6%	7,757
Juniper Networks, Inc.	1,711	1.6%	7,588
AMC Networks, Inc. — Class A*	552	1.5%	7,213
Regal Beloit Corp.	1,203	1.4%	6,697
AES Corp.	4,166	1.4%	6,653
Corning, Inc.	993	1.4%	6,638
Southwest Airlines Co.	1,236	1.4%	6,593
Mastercard, Inc. — Class A	146	1.3%	6,504
Danaher Corp.	1,101	1.3%	6,495
Travelport Worldwide Ltd.	2,944	1.3%	6,348
Delta Air Lines, Inc.	1,316	1.3%	6,308
Kroger Co.	1,498	1.3%	6,147
CenturyLink, Inc.	2,363	1.2%	5,857
Bristol-Myers Squibb Co.	914	1.2%	5,744
Fidelity National Information Services, Inc.	762	1.2%	5,621
Eaton Corporation plc	520	1.1%	5,413
Avnet, Inc.	1,163	1.1%	5,263
Crane Co.	635	1.1%	5,205
Humana, Inc.	125	1.1%	5,198
Oracle Corp.	1,143	1.1%	5,166
Anthem, Inc.	132	1.0%	4,948
Apartment Investment & Management Co. — Class A	1,617	1.0%	4,776
Edwards Lifesciences Corp.*	163	1.0%	4,731
Johnson & Johnson	642	1.0%	4,684
Huntington Ingalls Industries, Inc.	140	1.0%	4,586
Sysco Corp.	928	0.9%	4,547
Scholastic Corp.	832	0.9%	4,461
UnitedHealth Group, Inc.	147	0.9%	4,393
Zimmer Biomet Holdings, Inc.	299	0.9%	4,358
Union Pacific Corp.	133	0.8%	4,008
Broadridge Financial Solutions, Inc.	248	0.8%	3,883
Biogen, Inc.*	107	0.8%	3,859
Shenandoah Telecommunications Co.	1,023	0.8%	3,824
Dover Corp.	626	0.8%	3,816
TEGNA, Inc.	2,742	0.8%	3,805
Leidos Holdings, Inc.	657	0.8%	3,778
Domtar Corp.	516	0.8%	3,621
IQVIA Holdings, Inc.*	509	0.7%	3,580
CoreLogic, Inc.*	1,213	0.7%	3,488
Allstate Corp.	980	0.7%	3,450
Gilead Sciences, Inc.	698	0.7%	3,431
Fiserv, Inc.*	569	0.7%	3,368
Hershey Co.	391	0.7%	3,344
Home Depot, Inc.	155	0.7%	3,343
American Electric Power Company, Inc.	521	0.7%	3,324
Parker-Hannifin Corp.	210	0.7%	3,222
Sabre Corp.	1,388	0.7%	3,203
United Continental Holdings, Inc.*	533	0.7%	3,155
Pinnacle West Capital Corp.	926	0.7%	3,125
InterDigital, Inc.	466	0.6%	2,864
Walt Disney Co.	238	0.6%	2,804
Caterpillar, Inc.	425	0.6%	2,776
Jazz Pharmaceuticals plc*	702	0.6%	2,714
McCormick & Company, Inc.	266	0.5%	2,595
Equity Commonwealth*	2,080	0.5%	2,548
Paychex, Inc.	612	0.5%	2,511
PepsiCo, Inc.	639	0.5%	2,510
OGE Energy Corp.	2,235	0.5%	2,482
TreeHouse Foods, Inc.*	253	0.5%	2,479
Kimberly-Clark Corp.	499	0.5%	2,452
HCA Healthcare, Inc.	280	0.5%	2,422
Alexion Pharmaceuticals, Inc.*	252	0.5%	2,361
Baxter International, Inc.	827	0.5%	2,360
Colgate-Palmolive Co.	698	0.5%	2,266
Altria Group, Inc.	831	0.5%	2,223
Abbott Laboratories	1,440	0.4%	2,134
Entergy Corp.	747	0.4%	2,062
Simply Good Foods Co.*	1,797	0.4%	2,023
Alaska Air Group, Inc.	481	0.4%	2,019

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Accenture plc — Class A	313	0.4%	$1,917
Kansas City Southern	286	0.4%	1,904
Zoetis, Inc.	1,039	0.4%	1,883
Rexnord Corp.*	1,117	0.4%	1,784
CDW Corp.	381	0.4%	1,754
Comcast Corp. — Class A	783	0.4%	1,699
JPMorgan Chase & Co.	1,170	0.4%	1,690
PBF Energy, Inc. — Class A	638	0.3%	1,556
Trinity Industries, Inc.	1,164	0.3%	1,486
Becton Dickinson and Co.	254	0.3%	1,442
Carter's, Inc.	333	0.3%	1,437
Veeva Systems, Inc. — Class A*	308	0.3%	1,404
Post Holdings, Inc.*	686	0.3%	1,372
Mondelez International, Inc. — Class A	2,012	0.3%	1,371
Aflac, Inc.	1,614	0.3%	1,286
Vishay Intertechnology, Inc.	1,503	0.3%	1,236
Synchrony Financial	1,109	0.3%	1,218
Hospitality Properties Trust	2,195	0.3%	1,207
IDEXX Laboratories, Inc.*	178	0.2%	1,160
Boingo Wireless, Inc.*	422	0.2%	1,132
PVH Corp.	230	0.2%	1,008
Hill-Rom Holdings, Inc.	637	0.2%	989
Bruker Corp.	1,634	0.2%	942
Regeneron Pharmaceuticals, Inc.*	83	0.2%	928
Medpace Holdings, Inc.*	559	0.2%	898
Best Buy Company, Inc.	532	0.2%	878
ARRIS International plc*	2,156	0.2%	848
La-Z-Boy, Inc.	2,093	0.2%	841
Ryder System, Inc.	401	0.2%	833
Interpublic Group of Companies, Inc.	2,194	0.2%	785
Berkshire Hathaway, Inc. — Class B*	204	0.2%	759
Darling Ingredients, Inc.*	1,451	0.2%	740
Xilinx, Inc.	382	0.1%	711
Estee Lauder Companies, Inc. — Class A	225	0.1%	669
CenterPoint Energy, Inc.	2,030	0.1%	650
TJX Companies, Inc.	374	0.1%	643
Summit Hotel Properties, Inc.	3,178	0.1%	553
LivaNova plc*	259	0.1%	546
Walmart, Inc.	721	0.1%	545
Illumina, Inc.*	90	0.1%	539
Ameriprise Financial, Inc.	307	0.1%	531
Children's Place, Inc.	259	0.1%	485
Weingarten Realty Investors	1,642	0.1%	485
Hyatt Hotels Corp. — Class A	419	0.1%	479
Celgene Corp.*	437	0.1%	462
PACCAR, Inc.	975	0.1%	376
MetLife, Inc.	1,281	0.1%	363
Trinseo S.A.	771	0.1%	330
Edison International	478	0.1%	316
Philip Morris International, Inc.	373	0.1%	298
Dollar General Corp.	302	0.1%	292
Conduent, Inc.*	1,364	0.1%	267
Bio-Rad Laboratories, Inc. — Class A*	108	0.1%	267
Target Corp.	309	0.1%	261
Ligand Pharmaceuticals, Inc. — Class B*	120	0.1%	256
Performance Food Group Co.*	1,957	0.1%	255
Sirius XM Holdings, Inc.	4,642	0.1%	248
Black Hills Corp.	558	0.1%	248
Raymond James Financial, Inc.	463	0.1%	244
EMCOR Group, Inc.	1,333	0.0%	239
Spirit AeroSystems Holdings, Inc. — Class A	499	0.0%	213
Brown-Forman Corp. — Class B	653	0.0%	210
AutoZone, Inc.*	42	0.0%	200
Constellation Brands, Inc. — Class A	149	0.0%	197
Innoviva, Inc.*	2,158	0.0%	174
Monster Beverage Corp.*	555	0.0%	171
Intuitive Surgical, Inc.*	72	0.0%	158
Citrix Systems, Inc.*	407	0.0%	116
Kellogg Co.	1,603	0.0%	66
JetBlue Airways Corp.*	2,895	0.0%	65
Kinder Morgan, Inc.	2,091	0.0%	62
Analog Devices, Inc.	330	0.0%	61
ONEOK, Inc.	407	0.0%	55
Skyworks Solutions, Inc.	596	0.0%	23
Prudential Financial, Inc.	790	0.0%	(10)
Broadcom, Inc.	108	0.0%	(20)
Cogent Communications Holdings, Inc.	495	0.0%	(27)
Cooper-Standard Holdings, Inc.*	220	0.0%	(28)
VeriSign, Inc.*	190	0.0%	(175)
International Business Machines Corp.	424	0.0%	(198)
Travelers Companies, Inc.	603	0.0%	(199)
Jabil, Inc.	1,370	0.0%	(227)
Hologic, Inc.*	759	(0.1%)	(252)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Texas Instruments, Inc.	389	(0.1%)	$(259)
Edgewell Personal Care Co.*	249	(0.1%)	(279)
Citigroup, Inc.	506	(0.1%)	(281)
Lincoln National Corp.	417	(0.1%)	(282)
EPR Properties	661	(0.1%)	(344)
Vonage Holdings Corp.*	2,465	(0.1%)	(359)
Consolidated Edison, Inc.	944	(0.1%)	(374)
Herbalife Nutrition Ltd.*	587	(0.1%)	(379)
Murphy USA, Inc.*	377	(0.1%)	(400)
FedEx Corp.	303	(0.1%)	(434)
Sonoco Products Co.	573	(0.1%)	(446)
Nu Skin Enterprises, Inc. — Class A	379	(0.1%)	(476)
Belden, Inc.	538	(0.1%)	(479)
Molina Healthcare, Inc.*	177	(0.1%)	(479)
QUALCOMM, Inc.	369	(0.1%)	(480)
Ventas, Inc.	1,422	(0.1%)	(493)
MEDNAX, Inc.*	692	(0.1%)	(525)
American Airlines Group, Inc.	771	(0.1%)	(541)
Capital One Financial Corp.	414	(0.1%)	(645)
American Axle & Manufacturing Holdings, Inc.*	1,456	(0.1%)	(649)
Host Hotels & Resorts, Inc.	2,901	(0.1%)	(668)
East West Bancorp, Inc.	468	(0.1%)	(689)
Celanese Corp. — Class A	277	(0.1%)	(707)
Johnson Controls International plc	879	(0.2%)	(722)
Las Vegas Sands Corp.	535	(0.2%)	(723)
HollyFrontier Corp.	550	(0.2%)	(743)
Lazard Ltd. — Class A	1,033	(0.2%)	(744)
Darden Restaurants, Inc.	286	(0.2%)	(747)
National Fuel Gas Co.	2,677	(0.2%)	(952)
Pentair plc	1,499	(0.2%)	(956)
Hewlett Packard Enterprise Co.	1,915	(0.2%)	(965)
DR Horton, Inc.	772	(0.2%)	(1,006)
Central Garden & Pet Co. — Class A*	916	(0.2%)	(1,039)
Wells Fargo & Co.	597	(0.2%)	(1,105)
Cognizant Technology Solutions Corp. — Class A	973	(0.2%)	(1,107)
Comerica, Inc.	318	(0.2%)	(1,117)
Waters Corp.*	304	(0.2%)	(1,174)
United Rentals, Inc.*	287	(0.3%)	(1,216)
Packaging Corporation of America	654	(0.3%)	(1,258)
Varian Medical Systems, Inc.*	446	(0.3%)	(1,353)
Piedmont Office Realty Trust, Inc. — Class A	2,590	(0.3%)	(1,382)
Visteon Corp.*	263	(0.3%)	(1,484)
Northern Trust Corp.	296	(0.3%)	(1,500)
Williams Companies, Inc.	1,477	(0.3%)	(1,631)
Amdocs Ltd.	1,198	(0.4%)	(1,760)
MAXIMUS, Inc.	747	(0.4%)	(1,811)
Bank of America Corp.	1,562	(0.4%)	(1,815)
Phillips 66	886	(0.4%)	(1,894)
Lamb Weston Holdings, Inc.	1,113	(0.4%)	(1,962)
KB Home	1,274	(0.4%)	(1,963)
Evo Payments, Inc. — Class A*	1,514	(0.4%)	(2,084)
AT&T, Inc.	1,098	(0.4%)	(2,085)
Oshkosh Corp.	783	(0.5%)	(2,204)
Western Union Co.	3,353	(0.5%)	(2,249)
Quanta Services, Inc.*	1,520	(0.5%)	(2,283)
TRI Pointe Group, Inc.*	2,443	(0.5%)	(2,340)
Toll Brothers, Inc.	1,230	(0.6%)	(2,636)
BorgWarner, Inc.	989	(0.6%)	(2,739)
Hartford Financial Services Group, Inc.	1,241	(0.6%)	(2,770)
Lions Gate Entertainment Corp. — Class A	1,743	(0.6%)	(2,813)
Gentex Corp.	1,660	(0.6%)	(2,825)
WestRock Co.	1,613	(0.6%)	(3,038)
Cabot Corp.	816	(0.7%)	(3,159)
Werner Enterprises, Inc.	913	(0.7%)	(3,289)
Zayo Group Holdings, Inc.*	2,734	(0.7%)	(3,327)
Dana, Inc.	1,663	(0.8%)	(3,628)
Flowers Foods, Inc.	1,699	(0.8%)	(3,674)
Mylan N.V.*	1,214	(0.8%)	(3,964)
Arrow Electronics, Inc.*	911	(0.8%)	(4,025)
Louisiana-Pacific Corp.	2,613	(0.9%)	(4,277)
Franklin Resources, Inc.	1,503	(0.9%)	(4,395)
Principal Financial Group, Inc.	1,198	(1.0%)	(4,558)
Bank of New York Mellon Corp.	1,352	(1.0%)	(4,626)
US Foods Holding Corp.*	2,135	(1.0%)	(4,861)
Meritor, Inc.*	1,835	(1.0%)	(5,012)
Omnicom Group, Inc.	1,057	(1.1%)	(5,061)
Coherent, Inc.*	169	(1.1%)	(5,216)
State Street Corp.	608	(1.1%)	(5,223)
International Paper Co.	721	(1.1%)	(5,331)
Cirrus Logic, Inc.*	1,189	(1.1%)	(5,369)
Masco Corp.	2,057	(1.1%)	(5,392)
Boise Cascade Co.	1,681	(1.2%)	(5,627)
AECOM*	2,696	(1.2%)	(5,721)
AGCO Corp.	881	(1.2%)	(5,758)
TE Connectivity Ltd.	805	(1.2%)	(5,851)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation (Depreciation)

Kraft Heinz Co.	1,664	(1.3%)	$(6,259)
Eastman Chemical Co.	1,130	(1.3%)	(6,284)
Facebook, Inc. — Class A*	332	(1.3%)	(6,430)
Chemours Co.	948	(1.4%)	(6,780)
Pilgrim's Pride Corp.*	2,290	(1.4%)	(6,910)
Intel Corp.	1,533	(1.5%)	(7,075)
Seagate Technology plc	717	(1.5%)	(7,272)
General Motors Co.	985	(1.6%)	(7,480)
PulteGroup, Inc.	2,242	(1.6%)	(7,823)
News Corp. — Class A	3,739	(1.7%)	(8,196)
ON Semiconductor Corp.*	1,789	(1.7%)	(8,245)
Vector Group Ltd.	2,846	(1.7%)	(8,352)
Huntsman Corp.	2,219	(1.8%)	(8,385)
Westlake Chemical Corp.	742	(1.9%)	(8,998)
Benchmark Electronics, Inc.	1,479	(1.9%)	(9,298)
LyondellBasell Industries N.V. — Class A	834	(2.1%)	(9,929)
Olin Corp.	2,657	(2.1%)	(9,929)
McKesson Corp.	1,083	(2.2%)	(10,683)
Delphi Technologies plc	948	(2.4%)	(11,331)
Tech Data Corp.*	442	(2.4%)	(11,554)
Cummins, Inc.	618	(2.5%)	(11,919)
Cardinal Health, Inc.	2,604	(2.5%)	(12,158)
Western Digital Corp.	571	(2.7%)	(12,897)
Owens Corning	559	(3.1%)	(14,896)
Lear Corp.	463	(3.1%)	(14,993)
Ingredion, Inc.	934	(4.0%)	(19,351)
Copa Holdings S.A. — Class A	578	(4.6%)	(21,817)
Molson Coors Brewing Co. — Class B	1,474	(5.1%)	(24,407)
Tyson Foods, Inc. — Class A	1,875	(6.2%)	(29,529)
Total Custom Basket of Long Securities			478,850

CUSTOM BASKET OF SHORT SECURITIES[4]
Healthcare Services Group, Inc.	(6,531)	(3.5%)	47,454
Summit Materials, Inc. — Class A*	(10,863)	(3.3%)	44,706
Tesla, Inc.*	(324)	(2.1%)	28,790
NewMarket Corp.	(1,019)	(2.1%)	28,551
Martin Marietta Materials, Inc.	(663)	(1.5%)	20,041
Royal Gold, Inc.	(2,044)	(1.4%)	18,465
Texas Capital Bancshares, Inc.*	(1,128)	(1.4%)	18,396
LendingTree, Inc.*	(368)	(1.3%)	18,360
Capitol Federal Financial, Inc.	(19,621)	(1.3%)	17,771
Valley National Bancorp	(11,666)	(1.2%)	16,850
MarketAxess Holdings, Inc.	(626)	(1.1%)	14,637
First Horizon National Corp.	(8,001)	(1.0%)	13,976
Sterling Bancorp	(4,820)	(1.0%)	12,899
BB&T Corp.	(2,648)	(0.9%)	12,180
Vulcan Materials Co.	(1,526)	(0.8%)	11,304
New York Community Bancorp, Inc.	(8,874)	(0.8%)	11,127
Charles Schwab Corp.	(1,612)	(0.8%)	11,107
Goldman Sachs Group, Inc.	(396)	(0.8%)	10,283
Whirlpool Corp.	(684)	(0.7%)	10,089
Signature Bank	(909)	(0.7%)	9,871
TripAdvisor, Inc.*	(1,626)	(0.7%)	9,469
Pinnacle Financial Partners, Inc.	(2,178)	(0.7%)	9,136
Investors Bancorp, Inc.	(12,231)	(0.7%)	8,834
Robert Half International, Inc.	(1,034)	(0.6%)	8,202
Washington Federal, Inc.	(2,709)	(0.6%)	8,091
Steven Madden Ltd.	(3,576)	(0.6%)	8,090
ABM Industries, Inc.	(3,720)	(0.6%)	8,087
Associated Banc-Corp.	(3,725)	(0.5%)	7,371
Douglas Emmett, Inc.	(6,503)	(0.5%)	6,526
Core Laboratories N.V.	(730)	(0.5%)	6,374
BWX Technologies, Inc.	(1,364)	(0.5%)	6,241
KeyCorp	(4,450)	(0.5%)	6,206
PriceSmart, Inc.	(1,214)	(0.4%)	5,800
Cimpress N.V.*	(632)	(0.4%)	5,701
Meredith Corp.	(2,905)	(0.4%)	5,581
Nucor Corp.	(1,961)	(0.4%)	5,292
People's United Financial, Inc.	(4,739)	(0.4%)	4,973
Southern Copper Corp.	(6,117)	(0.4%)	4,928
Fifth Third Bancorp	(2,839)	(0.3%)	4,437
Multi-Color Corp.	(3,036)	(0.3%)	4,301
Chubb Ltd.	(907)	(0.3%)	4,263
Liberty Property Trust	(2,595)	(0.3%)	4,186
Huntington Bancshares, Inc.	(5,889)	(0.3%)	3,810
Boston Properties, Inc.	(1,335)	(0.3%)	3,632
First Republic Bank	(2,383)	(0.2%)	3,407
WR Grace & Co.	(3,257)	(0.2%)	3,407
Public Storage	(425)	(0.2%)	2,909
Covanta Holding Corp.	(5,175)	(0.2%)	2,845
Parsley Energy, Inc. — Class A*	(3,071)	(0.2%)	2,738
Polaris Industries, Inc.	(794)	(0.2%)	2,724
Marriott International, Inc. — Class A	(1,292)	(0.2%)	2,664
U.S. Bancorp	(1,712)	(0.2%)	2,588
American Homes 4 Rent — Class A	(5,759)	(0.2%)	2,513

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation (Depreciation)

US Ecology, Inc.	(1,086)	(0.2%)	$2,455
BancorpSouth Bank	(2,527)	(0.2%)	2,251
JBG SMITH Properties	(3,889)	(0.2%)	2,197
Corporate Office Properties Trust	(2,945)	(0.2%)	2,099
Palo Alto Networks, Inc.*	(373)	(0.2%)	2,005
Old National Bancorp	(4,126)	(0.1%)	1,910
Leggett & Platt, Inc.	(4,851)	(0.1%)	1,678
PolyOne Corp.	(3,743)	(0.1%)	1,534
Eaton Vance Corp.	(1,290)	(0.1%)	1,519
Asbury Automotive Group, Inc.*	(1,168)	(0.1%)	1,463
CarMax, Inc.*	(1,096)	(0.1%)	1,342
Praxair, Inc.	(423)	(0.1%)	1,337
Ally Financial, Inc.	(3,480)	(0.1%)	1,309
Mid-America Apartment Communities, Inc.	(826)	(0.1%)	1,114
Mobile Mini, Inc.	(3,302)	(0.1%)	1,103
S&P Global, Inc.	(396)	(0.1%)	1,004
Air Products & Chemicals, Inc.	(422)	(0.1%)	940
Paramount Group, Inc.	(10,966)	(0.1%)	908
Ball Corp.	(1,544)	(0.1%)	810
Floor & Decor Holdings, Inc. — Class A*	(322)	(0.1%)	803
Commercial Metals Co.	(8,216)	(0.1%)	794
Sealed Air Corp.	(1,976)	0.0%	657
Graphic Packaging Holding Co.	(5,788)	0.0%	634
Guidewire Software, Inc.*	(1,351)	0.0%	606
Berry Global Group, Inc.*	(1,663)	0.0%	585
Caesars Entertainment Corp.*	(7,696)	0.0%	551
Hormel Foods Corp.	(2,086)	0.0%	452
Silgan Holdings, Inc.	(2,904)	0.0%	179
Royal Caribbean Cruises Ltd.	(640)	0.0%	(49)
Everest Re Group Ltd.	(456)	0.0%	(53)
Intercontinental Exchange, Inc.	(1,271)	0.0%	(156)
Roper Technologies, Inc.	(391)	0.0%	(206)
Clean Harbors, Inc.*	(1,200)	0.0%	(207)
Camden Property Trust	(1,974)	0.0%	(250)
Tractor Supply Co.	(918)	0.0%	(301)
Charter Communications, Inc. — Class A*	(255)	0.0%	(335)
Alexandria Real Estate Equities, Inc.	(1,275)	0.0%	(354)
Choice Hotels International, Inc.	(1,005)	0.0%	(422)
Regency Centers Corp.	(1,355)	0.0%	(442)
General Dynamics Corp.	(518)	0.1%	(755)
Viad Corp.	(1,388)	0.1%	(784)
Howard Hughes Corp.*	(1,545)	0.1%	(791)
Dentsply Sirona, Inc.	(2,182)	0.1%	(869)
Service Corporation International	(1,892)	0.1%	(955)
Henry Schein, Inc.*	(994)	0.1%	(958)
Sotheby's*	(1,697)	0.1%	(1,165)
Sempra Energy	(1,022)	0.1%	(1,234)
Norwegian Cruise Line Holdings Ltd.*	(1,460)	0.1%	(1,247)
Ulta Beauty, Inc.*	(296)	0.1%	(1,269)
Genuine Parts Co.	(1,743)	0.1%	(1,433)
Atmos Energy Corp.	(894)	0.1%	(1,645)
Sensient Technologies Corp.	(4,017)	0.1%	(1,860)
Hanesbrands, Inc.	(4,590)	0.2%	(2,073)
National Oilwell Varco, Inc.	(2,545)	0.2%	(2,110)
Scotts Miracle-Gro Co. — Class A	(2,109)	0.2%	(2,264)
PPG Industries, Inc.	(2,069)	0.2%	(2,306)
FMC Corp.	(1,274)	0.2%	(2,327)
Omnicell, Inc.*	(1,188)	0.2%	(2,336)
American Campus Communities, Inc.	(4,473)	0.2%	(2,344)
Alliant Energy Corp.	(2,413)	0.2%	(2,370)
Vornado Realty Trust	(2,636)	0.2%	(2,724)
Welltower, Inc.	(2,604)	0.2%	(3,005)
Church & Dwight Company, Inc.	(1,407)	0.2%	(3,043)
AMETEK, Inc.	(1,318)	0.3%	(3,572)
Invitation Homes, Inc.	(11,536)	0.3%	(3,994)
Republic Services, Inc. — Class A	(3,124)	0.3%	(4,503)
Compass Minerals International, Inc.	(2,855)	0.3%	(4,531)
Equifax, Inc.	(2,467)	0.3%	(4,626)
Cooper Companies, Inc.	(258)	0.3%	(4,676)
Crown Castle International Corp.	(1,345)	0.4%	(5,217)
SBA Communications Corp.*	(882)	0.4%	(5,490)
Essex Property Trust, Inc.	(738)	0.4%	(5,668)
Garmin Ltd.	(1,193)	0.4%	(6,136)
WPX Energy, Inc.*	(8,059)	0.5%	(6,266)
Aon plc	(618)	0.5%	(6,266)
Netflix, Inc.*	(225)	0.5%	(6,461)
Equinix, Inc.	(300)	0.5%	(6,588)
FireEye, Inc.*	(5,449)	0.5%	(6,607)
KAR Auction Services, Inc.	(2,807)	0.5%	(6,819)
Terreno Realty Corp.	(7,436)	0.5%	(6,920)
HB Fuller Co.	(3,140)	0.5%	(6,925)
Planet Fitness, Inc. — Class A*	(1,197)	0.5%	(7,022)
IBERIABANK Corp.	(1,258)	0.5%	(7,205)
Xylem, Inc.	(1,559)	0.6%	(7,546)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Wolverine World Wide, Inc.	(4,313)	0.6%	$(7,590)
CF Industries Holdings, Inc.	(1,469)	0.6%	(7,604)
American Tower Corp. — Class A	(1,017)	0.6%	(7,725)
Texas Roadhouse, Inc. — Class A	(1,360)	0.6%	(7,947)
Federal Realty Investment Trust	(706)	0.6%	(8,244)
Workday, Inc. — Class A*	(715)	0.6%	(8,737)
Incyte Corp.*	(1,251)	0.7%	(8,912)
Aramark	(1,619)	0.7%	(9,225)
Equity Residential	(2,707)	0.7%	(9,306)
RenaissanceRe Holdings Ltd.	(1,047)	0.7%	(9,430)
CyrusOne, Inc.	(1,729)	0.7%	(9,645)
Retail Opportunity Investments Corp.	(7,625)	0.7%	(9,757)
Alleghany Corp.	(175)	0.7%	(9,803)
Sherwin-Williams Co.	(231)	0.8%	(10,641)
Waste Management, Inc.	(2,157)	0.8%	(10,708)
Digital Realty Trust, Inc.	(1,461)	0.8%	(10,780)
Realty Income Corp.	(3,811)	0.8%	(11,159)
Ashland Global Holdings, Inc.	(850)	0.8%	(11,201)
ServiceNow, Inc.*	(534)	0.8%	(11,423)
AvalonBay Communities, Inc.	(973)	0.8%	(11,568)
Kilroy Realty Corp.	(2,563)	0.9%	(11,658)
Redwood Trust, Inc.	(7,718)	0.9%	(12,323)
Dominion Energy, Inc.	(2,900)	0.9%	(12,606)
Glacier Bancorp, Inc.	(2,523)	0.9%	(12,968)
TransDigm Group, Inc.*	(228)	1.0%	(13,212)
Healthcare Trust of America, Inc. — Class A	(11,324)	1.0%	(13,330)
Eversource Energy	(1,895)	1.1%	(14,369)
Rexford Industrial Realty, Inc.	(5,397)	1.1%	(14,747)
HCP, Inc.	(6,271)	1.1%	(14,758)
Moody's Corp.	(958)	1.1%	(15,310)
Vail Resorts, Inc.	(244)	1.1%	(15,646)
Haemonetics Corp.*	(1,474)	1.2%	(16,459)
ASGN, Inc.*	(2,022)	1.2%	(17,014)
Allegheny Technologies, Inc.*	(5,349)	1.3%	(17,489)
IHS Markit Ltd.*	(5,053)	1.3%	(18,091)
FactSet Research Systems, Inc.	(510)	1.3%	(18,393)
Cable One, Inc.	(177)	1.4%	(19,265)
American Water Works Company, Inc.	(2,481)	1.4%	(19,432)
AptarGroup, Inc.	(1,391)	1.4%	(19,754)
Axis Capital Holdings Ltd.	(3,266)	1.5%	(19,961)
Sun Communities, Inc.	(3,262)	1.5%	(20,861)
South Jersey Industries, Inc.	(3,653)	1.5%	(21,176)
White Mountains Insurance Group Ltd.	(205)	1.6%	(21,667)
Cannae Holdings, Inc.*	(6,600)	1.6%	(21,949)
RPM International, Inc.	(4,220)	1.6%	(22,015)
Equity LifeStyle Properties, Inc.	(3,032)	1.7%	(23,004)
Tyler Technologies, Inc.*	(507)	1.7%	(23,539)
salesforce.com, Inc.*	(1,081)	1.8%	(24,049)
UDR, Inc.	(3,767)	1.8%	(24,541)
TransUnion	(1,385)	1.9%	(25,328)
Monolithic Power Systems, Inc.	(988)	1.9%	(25,381)
Copart, Inc.*	(1,638)	1.9%	(25,509)
Ecolab, Inc.	(1,130)	2.0%	(26,742)
MSA Safety, Inc.	(1,984)	2.0%	(27,386)
MSCI, Inc. — Class A	(603)	2.0%	(27,900)
EastGroup Properties, Inc.	(2,283)	2.1%	(28,246)
Pegasystems, Inc.	(1,858)	2.1%	(28,374)
Markel Corp.*	(299)	2.1%	(28,513)
Crocs, Inc.*	(3,888)	2.1%	(28,725)
Shake Shack, Inc. — Class A*	(1,419)	2.1%	(28,734)
Hess Corp.	(3,070)	2.1%	(28,995)
Cornerstone OnDemand, Inc.*	(1,582)	2.1%	(29,068)
SPS Commerce, Inc.*	(924)	2.3%	(31,333)
Ultimate Software Group, Inc.*	(385)	2.8%	(37,824)
CoStar Group, Inc.*	(496)	3.4%	(46,906)
Cintas Corp.	(1,117)	4.0%	(54,251)
Tetra Tech, Inc.	(5,148)	4.5%	(61,984)
Team, Inc.*	(8,273)	4.8%	(65,220)
Exponent, Inc.	(4,646)	5.1%	(69,827)
RLI Corp.	(3,773)	5.3%	(73,068)
Verisk Analytics, Inc. — Class A*	(2,717)	5.8%	(79,581)
Balchem Corp.	(3,468)	7.1%	(96,993)
Rollins, Inc.	(6,750)	7.3%	(100,154)
Total Custom Basket of Short Securities			(1,368,291)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
[4]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,710,294	$—	$—	$27,710,294
Money Market Fund	1,168,289	—	—	1,168,289
Custom Basket Swap Agreements**	—	478,850	—	478,850
Total Assets	$28,878,583	$478,850	$—	$29,357,433

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$1,368,291	$—	$1,368,291

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value (cost $27,665,138)	$28,878,583
Unrealized appreciation on swap agreements	478,850
Receivables:
Dividends	34,148
Securities sold	14,083
Fund shares sold	7,171
Securities lending income	7
Total assets	29,412,842

Liabilities:
Unrealized depreciation on swap agreements	1,368,291
Payable for:
Swap settlement	610,475
Management fees	18,504
Fund shares redeemed	12,495
Distribution and service fees	5,915
Transfer agent and administrative fees	5,140
Portfolio accounting fees	2,056
Trustees’ fees*	24
Miscellaneous	13,760
Total liabilities	2,036,660
Commitments and contingent liabilities (Note 12)	—
Net assets	$27,376,182

Net assets consist of:
Paid in capital	$29,366,507
Total distributable earnings (loss)	(1,990,325)
Net assets	$27,376,182

A-Class:
Net assets	$11,380,466
Capital shares outstanding	651,909
Net asset value per share	$17.46
Maximum offering price per share (Net asset value divided by 95.25%)	$18.33

C-Class:
Net assets	$2,274,085
Capital shares outstanding	147,612
Net asset value per share	$15.41

P-Class:
Net assets	$11,492,087
Capital shares outstanding	656,234
Net asset value per share	$17.51

Institutional Class:
Net assets	$2,229,544
Capital shares outstanding	124,853
Net asset value per share	$17.86

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $92)	$317,874
Income from securities lending, net	1,235
Total investment income	319,109

Expenses:
Management fees	130,494
Distribution and service fees:
A-Class	7,077
C-Class	42,994
P-Class	14,970
Transfer agent and administrative fees	36,248
Portfolio accounting fees	14,499
Registration fees	14,319
Trustees’ fees*	5,086
Custodian fees	1,972
Miscellaneous	13,312
Total expenses	280,971
Net investment income	38,138

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	973,213
Swap agreements	(2,790,119)
Net realized loss	(1,816,906)
Net change in unrealized appreciation (depreciation) on:
Investments	1,059,804
Swap agreements	705,568
Net change in unrealized appreciation (depreciation)	1,765,372
Net realized and unrealized loss	(51,534)
Net decrease in net assets resulting from operations	$(13,396)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$38,138	$(83,820)
Net realized gain (loss) on investments	(1,816,906)	6,372,725
Net change in unrealized appreciation (depreciation) on investments	1,765,372	(3,103,909)
Net increase (decrease) in net assets resulting from operations	(13,396)	3,184,996

Capital share transactions:
Proceeds from sale of shares
A-Class	8,278,954	577,927
C-Class	9,315	161,671
P-Class	892,180	2,471,294
Institutional Class	397,960	1,007,906
Cost of shares redeemed
A-Class	(1,026,608)	(1,610,474)
C-Class	(8,985,093)	(3,171,794)
P-Class	(2,016,190)	(5,035,849)
Institutional Class	(902,521)	(463,615)
Net decrease from capital share transactions	(3,352,003)	(6,062,934)
Net decrease in net assets	(3,365,399)	(2,877,938)

Net assets:
Beginning of period	30,741,581	33,619,519
End of period	$27,376,182	$30,741,581

Capital share activity:
Shares sold
A-Class	481,274	33,718
C-Class	613	10,126
P-Class	50,996	142,498
Institutional Class	22,654	55,866
Shares redeemed
A-Class	(59,749)	(95,345)
C-Class	(591,672)	(209,752)
P-Class	(116,809)	(289,528)
Institutional Class	(50,799)	(26,428)
Net decrease in shares	(263,492)	(378,845)

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$17.41	$15.80	$15.26	$16.16	$15.07	$13.48
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	— [e]	(.09)	(.10)	(.06)	(.13)
Net gain (loss) on investments (realized and unrealized)	—	1.61	.63	(.80)	1.15	1.72
Total from investment operations	.05	1.61	.54	(.90)	1.09	1.59
Net asset value, end of period	$17.46	$17.41	$15.80	$15.26	$16.16	$15.07

Total Return[c]	0.29%	10.19%	3.54%	(5.57%)	7.23%	11.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,380	$4,012	$4,615	$10,803	$6,063	$7,552
Ratios to average net assets:
Net investment income (loss)	0.61%	0.01%	(0.59%)	(0.66%)	(0.42%)	(0.91%)
Total expenses[d,f]	1.74%	1.77%	2.25%	2.53%	2.17%	2.34%
Portfolio turnover rate	86%	328%	223%	224%	331%	256%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$15.43	$14.11	$13.72	$14.64	$13.76	$12.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.11)	(.18)	(.21)	(.16)	(.24)
Net gain (loss) on investments (realized and unrealized)	.01	1.43	.57	(.71)	1.04	1.60
Total from investment operations	(.02)	1.32	.39	(.92)	.88	1.36
Net asset value, end of period	$15.41	$15.43	$14.11	$13.72	$14.64	$13.76

Total Return[c]	(0.13%)	9.36%	2.77%	(6.28%)	6.40%	10.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,274	$11,394	$13,235	$16,760	$19,952	$22,354
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.74%)	(1.30%)	(1.45%)	(1.16%)	(1.79%)
Total expenses[d,f]	2.49%	2.52%	2.98%	3.24%	2.92%	3.11%
Portfolio turnover rate	86%	328%	223%	224%	331%	256%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016*	Year Ended March 31, 2015*	Year Ended March 31, 2014*
Per Share Data
Net asset value, beginning of period	$17.47	$15.86	$15.31	$16.21	$15.12	$13.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	— [e]	(.09)	(.11)	(.07)	(.16)
Net gain (loss) on investments (realized and unrealized)	—	1.61	.64	(.79)	1.16	1.75
Total from investment operations	.04	1.61	.55	(.90)	1.09	1.59
Net asset value, end of period	$17.51	$17.47	$15.86	$15.31	$16.21	$15.12

Total Return	0.23%	10.15%	3.53%	(5.55%)	7.21%	11.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,492	$12,614	$13,779	$23,477	$20,020	$29,287
Ratios to average net assets:
Net investment income (loss)	0.46%	0.01%	(0.58%)	(0.67%)	(0.43%)	(1.07%)
Total expenses[d,f]	1.74%	1.76%	2.24%	2.50%	2.17%	2.36%
Portfolio turnover rate	86%	328%	223%	224%	331%	256%

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$17.79	$16.11	$15.50	$16.38	$15.24	$13.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.05	(.03)	(.05)	(—)[e]	(.12)
Net gain (loss) on investments (realized and unrealized)	.01	1.63	.64	(.83)	1.14	1.76
Total from investment operations	.07	1.68	.61	(.88)	1.14	1.64
Net asset value, end of period	$17.86	$17.79	$16.11	$15.50	$16.38	$15.24

Total Return	0.39%	10.43%	3.94%	(5.37%)	7.48%	12.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,230	$2,722	$1,990	$525	$302	$12
Ratios to average net assets:
Net investment income (loss)	0.72%	0.31%	(0.20%)	(0.29%)	(0.01%)	(0.82%)
Total expenses[d,f]	1.49%	1.50%	1.96%	2.27%	1.95%	2.11%
Portfolio turnover rate	86%	328%	223%	224%	331%	256%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net investment income is less than $0.01 per share.
[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	09/30/18	03/31/18	03/31/17	03/31/16	03/31/15	03/31/14
A-Class	1.74%	1.68%	1.67%	1.66%	1.66%	1.68%
C-Class	2.49%	2.44%	2.42%	2.41%	2.41%	2.42%
P-Class	1.74%	1.69%	1.67%	1.66%	1.66%	1.67%
Institutional Class	1.49%	1.43%	1.43%	1.41%	1.40%	1.42%

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
P-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	34.3%
Guggenheim Strategy Fund II	33.7%
Netflix, Inc.	1.0%
Charter Communications, Inc. — Class A	0.5%
Micron Technology, Inc.	0.3%
HCA Healthcare, Inc.	0.3%
Tesla, Inc.	0.3%
Equinix, Inc.	0.2%
Williams Companies, Inc.	0.2%
Nokia Oyj ADR	0.2%
Top Ten Total	71.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	Since Inception (06/30/10)
A-Class Shares	3.85%	1.93%	2.45%	4.57%
A-Class Shares with sales charge‡	(1.08%)	(2.91%)	1.46%	3.96%
C-Class Shares	3.47%	1.14%	1.67%	3.77%
C-Class Shares with CDSC§	2.47%	0.16%	1.67%	3.77%
P-Class Shares	3.85%	1.89%	2.44%	4.57%
Institutional Class Shares	4.00%	2.15%	2.69%	4.83%
Credit Suisse Event Driven Liquid Index	4.35%	2.28%	2.40%	5.03%
S&P 500 Index	11.41%	17.91%	13.95%	10.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 15.9%

Communications - 3.2%
Netflix, Inc.*	77	$28,848
Charter Communications, Inc. — Class A*	43	14,013
Nokia Oyj ADR[1]	937	5,228
Telefonaktiebolaget LM Ericsson ADR	556	4,893
Sirius XM Holdings, Inc.[1]	745	4,708
Sprint Corp.*	663	4,336
CenturyLink, Inc.	180	3,816
VeriSign, Inc.*	20	3,202
DISH Network Corp. — Class A*	79	2,825
Viacom, Inc. — Class B	68	2,296
CDW Corp.	25	2,223
Symantec Corp.	103	2,192
Zayo Group Holdings, Inc.*	41	1,424
CommScope Holding Company, Inc.*	32	984
Cable One, Inc.	1	884
EchoStar Corp. — Class A*	16	742
AMC Networks, Inc. — Class A*	11	730
ViaSat, Inc.*,1	11	703
Tribune Media Co. — Class A	18	692
Intelsat S.A.*	23	690
Nexstar Media Group, Inc. — Class A	8	651
Plantronics, Inc.	9	543
Sinclair Broadcast Group, Inc. — Class A	19	539
GTT Communications, Inc.*,1	12	521
Cogent Communications Holdings, Inc.	9	502
TEGNA, Inc.	38	454
Iridium Communications, Inc.*	19	428
Meredith Corp.	8	408
Gray Television, Inc.*	15	262
EW Scripps Co. — Class A	14	231
Cincinnati Bell, Inc.*	10	160
Consolidated Communications Holdings, Inc.	12	156
ORBCOMM, Inc.*	13	141
Gogo, Inc.*	15	78
Total Communications		90,503

Consumer, Cyclical - 3.0%
Tesla, Inc.*,1	29	7,678
Yum! Brands, Inc.	54	4,909
United Continental Holdings, Inc.*	46	4,097
Hilton Worldwide Holdings, Inc.	50	4,039
American Airlines Group, Inc.	77	3,182
MGM Resorts International	91	2,540
Lennar Corp. — Class A	53	2,474
Wynn Resorts Ltd.	18	2,287
Norwegian Cruise Line Holdings Ltd.*	37	2,125
Live Nation Entertainment, Inc.*	35	1,906
Gap, Inc.	64	1,846
Aramark	41	1,764
Tata Motors Ltd. ADR*	109	1,674
LKQ Corp.*	51	1,615
L Brands, Inc.	45	1,364
KAR Auction Services, Inc.	22	1,313
HD Supply Holdings, Inc.*	30	1,284
Allison Transmission Holdings, Inc.	23	1,196
PulteGroup, Inc.	46	1,139
Hanesbrands, Inc.	59	1,087
Six Flags Entertainment Corp.	14	977
Foot Locker, Inc.	19	969
Latam Airlines Group S.A. ADR	100	940
Goodyear Tire & Rubber Co.	40	936
Choice Hotels International, Inc.	11	916
Mattel, Inc.*,1	57	895
Carter’s, Inc.	9	887
Lions Gate Entertainment Corp. — Class A	35	854
Toll Brothers, Inc.	25	826
FirstCash, Inc.	10	820
Cinemark Holdings, Inc.	20	804
Scotts Miracle-Gro Co. — Class A	10	787
Wyndham Destinations, Inc.	16	694
Wendy’s Co.	40	686
International Game Technology plc	34	672
Penske Automotive Group, Inc.	14	663
Navistar International Corp.*	17	655
Extended Stay America, Inc.	32	647
Boyd Gaming Corp.	19	643
Eldorado Resorts, Inc.*	13	632
Wolverine World Wide, Inc.	16	625
Red Rock Resorts, Inc. — Class A	23	613
Signet Jewelers Ltd.	9	593
Adient plc	15	590
Cedar Fair, LP	11	573
Churchill Downs, Inc.	2	555
WESCO International, Inc.*	9	553
Hilton Grand Vacations, Inc.*	16	530
Penn National Gaming, Inc.*	15	494
Michaels Companies, Inc.*	30	487
Tempur Sealy International, Inc.*,1	9	476
Beacon Roofing Supply, Inc.*	13	470
Delphi Technologies plc	15	470
Scientific Games Corp. — Class A*	18	457
AMC Entertainment Holdings, Inc. — Class A1	22	451
Dana, Inc.	24	448
Tenneco, Inc. — Class A	10	421
Lithia Motors, Inc. — Class A	5	408
Sally Beauty Holdings, Inc.*,1	21	386
Anixter International, Inc.*	5	352
Mobile Mini, Inc.	8	351
Meritor, Inc.*	18	349
KB Home	14	335
Brinker International, Inc.	7	327
Taylor Morrison Home Corp. — Class A*	18	325
American Axle & Manufacturing Holdings, Inc.*	18	314
Cooper Tire & Rubber Co.	11	311
TRI Pointe Group, Inc.*	25	310
H&E Equipment Services, Inc.	8	302
Caleres, Inc.	8	287

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Meritage Homes Corp.*	7	$279
Asbury Automotive Group, Inc.*	4	275
MDC Holdings, Inc.	9	266
Group 1 Automotive, Inc.	4	260
GameStop Corp. — Class A1	17	260
Conn’s, Inc.*	7	247
Wabash National Corp.	13	237
Suburban Propane Partners, LP	10	235
Vista Outdoor, Inc.*	13	233
Party City Holdco, Inc.*,1	16	217
Rite Aid Corp.*	167	214
BMC Stock Holdings, Inc.*	11	205
Tailored Brands, Inc.	8	202
LGI Homes, Inc.*	4	190
Century Communities, Inc.*	7	184
M/I Homes, Inc.*	6	144
AV Homes, Inc.*	7	140
Perry Ellis International, Inc.*	5	137
Sonic Automotive, Inc. — Class A	7	135
J.C. Penney Company, Inc.*,1	78	130
William Lyon Homes — Class A*	6	95
Carrols Restaurant Group, Inc.*	6	88
Beazer Homes USA, Inc.*	8	84
Titan International, Inc.	11	82
Hovnanian Enterprises, Inc. — Class A*	25	40
Sears Holdings Corp.*	21	20
Total Consumer, Cyclical		83,184

Consumer, Non-cyclical - 2.7%
HCA Healthcare, Inc.	59	8,208
Centene Corp.*	36	5,212
IQVIA Holdings, Inc.*	34	4,411
Teva Pharmaceutical Industries Ltd. ADR*	178	3,834
WellCare Health Plans, Inc.*	8	2,564
Gartner, Inc.*	16	2,536
United Rentals, Inc.*	14	2,290
Laureate Education, Inc. — Class A*,1	144	2,223
Teleflex, Inc.	8	2,129
DaVita, Inc.*	29	2,077
Universal Health Services, Inc. — Class B	16	2,046
Hologic, Inc.*	46	1,885
Molina Healthcare, Inc.*	12	1,784
Nielsen Holdings plc	59	1,632
WEX, Inc.*	8	1,606
Lamb Weston Holdings, Inc.	24	1,598
Bausch Health Companies, Inc.*	58	1,489
ServiceMaster Global Holdings, Inc.*	22	1,365
Service Corporation International	30	1,326
Pinnacle Foods, Inc.	20	1,296
Encompass Health Corp.	16	1,247
Hill-Rom Holdings, Inc.	13	1,227
Booz Allen Hamilton Holding Corp.	24	1,191
Post Holdings, Inc.*	11	1,079
Catalent, Inc.*	22	1,002
Weight Watchers International, Inc.*	13	936
Envision Healthcare Corp.*	20	915
MEDNAX, Inc.*	19	887
Cimpress N.V.*	5	683
FTI Consulting, Inc.*	9	659
Endo International plc*	39	656
Ritchie Bros Auctioneers, Inc.	18	650
Graham Holdings Co. — Class B	1	579
Performance Food Group Co.*	17	566
Brink’s Co.	8	558
Avanos Medical, Inc.*	8	548
Horizon Pharma plc*	27	529
Acadia Healthcare Company, Inc.*	15	528
TreeHouse Foods, Inc.*	11	526
Darling Ingredients, Inc.*	27	522
Rent-A-Center, Inc.*	35	503
Sotheby’s*	10	492
Tenet Healthcare Corp.*	17	484
Avis Budget Group, Inc.*	13	418
Prestige Consumer Healthcare, Inc.*	11	417
Edgewell Personal Care Co.*,1	9	416
Mallinckrodt plc*	14	410
Select Medical Holdings Corp.*	22	405
Central Garden & Pet Co.*	11	397
LifePoint Health, Inc.*	6	387
Cott Corp.	23	372
Vector Group Ltd.	23	318
B&G Foods, Inc.[1]	11	302
Matthews International Corp. — Class A	6	301
Magellan Health, Inc.*	4	288
Hertz Global Holdings, Inc.*	14	229
Cardtronics plc — Class A*	7	221
Ingles Markets, Inc. — Class A	6	206
ACCO Brands Corp.	18	203
Revlon, Inc. — Class A*	9	201
SUPERVALU, Inc.*	6	193
Quad/Graphics, Inc.	9	188
Owens & Minor, Inc.[1]	10	165
AMAG Pharmaceuticals, Inc.*	8	160
Avon Products, Inc.*	61	134
Dean Foods Co.	15	107
Everi Holdings, Inc.*	11	101
LSC Communications, Inc.	8	88
Nathan’s Famous, Inc.	1	82
Community Health Systems, Inc.*	20	69
Pyxus International, Inc.*	3	69
BioScrip, Inc.*	21	65
RR Donnelley & Sons Co.	12	65
Carriage Services, Inc. — Class A	3	65
Quorum Health Corp.*	5	29
Total Consumer, Non-cyclical		75,549

Energy - 1.8%
Williams Companies, Inc.	201	5,465
Continental Resources, Inc.*	64	4,370
Energy Transfer Equity, LP	193	3,364
Diamondback Energy, Inc.	16	2,163
Energen Corp.*	16	1,379
WPX Energy, Inc.*	67	1,348
EnLink Midstream Partners, LP	61	1,137

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Transocean Ltd.*,1	78	$1,088
Murphy Oil Corp.	30	1,000
Newfield Exploration Co.*	34	980
DCP Midstream, LP	24	950
Antero Resources Corp.*	53	939
Buckeye Partners, LP	26	928
PBF Energy, Inc. — Class A	18	898
Vermilion Energy, Inc.	26	856
Whiting Petroleum Corp.*	16	849
Oasis Petroleum, Inc.*	55	780
Peabody Energy Corp.	21	748
Chesapeake Energy Corp.*	159	714
Range Resources Corp.	42	714
Weatherford International plc*	235	637
Ensco plc — Class A	75	633
Matador Resources Co.*	19	628
Magnolia Oil & Gas Corp.*	41	615
SM Energy Co.	19	599
Delek US Holdings, Inc.	14	594
McDermott International, Inc.*	30	553
PDC Energy, Inc.*	11	539
California Resources Corp.*	11	534
Jagged Peak Energy, Inc.*,1	38	526
CNX Resources Corp.*	36	515
Southwestern Energy Co.*	100	511
Denbury Resources, Inc.*	77	477
Genesis Energy, LP	20	476
QEP Resources, Inc.*	41	464
Callon Petroleum Co.*	38	456
Alliance Resource Partners, LP	22	449
NextEra Energy Partners, LP	9	437
Murphy USA, Inc.*	5	427
SemGroup Corp. — Class A	19	419
NuStar Energy, LP	15	417
Rowan Companies plc — Class A*	22	414
WildHorse Resource Development Corp.*	17	402
Sunoco, LP	13	384
SRC Energy, Inc.*	41	364
Nabors Industries Ltd.	59	363
Carrizo Oil & Gas, Inc.*	14	353
Laredo Petroleum, Inc.*	40	327
Gulfport Energy Corp.*	29	302
Pattern Energy Group, Inc. — Class A	15	298
Noble Corporation plc*	42	295
Superior Energy Services, Inc.*	26	253
USA Compression Partners, LP	15	248
Warrior Met Coal, Inc.	9	243
FTS International, Inc.*	20	236
Unit Corp.*	9	235
NGL Energy Partners, LP	20	232
Forum Energy Technologies, Inc.*	19	196
PBF Logistics, LP	9	194
CNX Midstream Partners, LP	10	193
Northern Oil and Gas, Inc.*	48	192
Resolute Energy Corp.*,1	5	189
Precision Drilling Corp.*	49	170
Par Pacific Holdings, Inc.*	8	163
Comstock Resources, Inc.*	19	159
Exterran Corp.*	6	159
SunCoke Energy, Inc.*	11	128
Baytex Energy Corp.*	41	119
Bristow Group, Inc.*	9	109
EP Energy Corp. — Class A*	46	108
Calumet Specialty Products Partners, LP*	15	96
ION Geophysical Corp.*	5	78
Legacy Reserves, Inc.*	13	63
Eclipse Resources Corp.*	52	62
American Midstream Partners, LP	9	57
Pioneer Energy Services Corp.*	17	50
Ultra Petroleum Corp.*	32	36
Sanchez Energy Corp.*	14	32
Lonestar Resources US, Inc. — Class A*	4	31
Cloud Peak Energy, Inc.*	13	30
Total Energy		49,139

Financial - 1.5%
Equinix, Inc. REIT	13	5,627
SBA Communications Corp. REIT*	19	3,052
Icahn Enterprises, LP	29	2,051
Ally Financial, Inc.	71	1,878
Iron Mountain, Inc. REIT	48	1,657
Unum Group	36	1,407
Voya Financial, Inc.	28	1,391
VICI Properties, Inc. REIT	61	1,319
Credit Acceptance Corp.*	3	1,314
Lamar Advertising Co. — Class A REIT	16	1,245
Gaming and Leisure Properties, Inc. REIT	35	1,234
LPL Financial Holdings, Inc.	18	1,161
CIT Group, Inc.	21	1,084
Assurant, Inc.	10	1,079
CyrusOne, Inc. REIT	16	1,014
Howard Hughes Corp.*	8	994
Hanover Insurance Group, Inc.	8	987
Starwood Property Trust, Inc. REIT	43	925
Medical Properties Trust, Inc. REIT	60	895
Ryman Hospitality Properties, Inc. REIT	10	862
MGIC Investment Corp.*	58	772
Radian Group, Inc.	34	703
Virtu Financial, Inc. — Class A	33	675
Uniti Group, Inc. REIT	30	604
CNO Financial Group, Inc.	27	573
Navient Corp.	42	566
American Equity Investment Life Holding Co.	15	530
GEO Group, Inc. REIT	21	528
Kennedy-Wilson Holdings, Inc.	24	516
CoreCivic, Inc. REIT	20	487
Outfront Media, Inc. REIT	23	459
Realogy Holdings Corp.[1]	21	433
Genworth Financial, Inc. — Class A*	82	342
QTS Realty Trust, Inc. — Class A REIT	8	341
Mack-Cali Realty Corp. REIT	15	319
Ladder Capital Corp. — Class A REIT	18	305

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

CareTrust REIT, Inc.	13	$230
Five Point Holdings LLC — Class A*	24	226
Compass Diversified Holdings	10	182
Enova International, Inc.*	5	144
Oppenheimer Holdings, Inc. — Class A	4	126
iStar, Inc. REIT	11	123
CBL & Associates Properties, Inc. REIT[1]	30	120
Ocwen Financial Corp.*	22	87
Total Financial		40,567

Technology - 1.3%
Micron Technology, Inc.*	199	9,001
NXP Semiconductor N.V.	59	5,044
First Data Corp. — Class A*	154	3,768
Western Digital Corp.	50	2,927
MSCI, Inc. — Class A	15	2,661
PTC, Inc.*	21	2,230
Leidos Holdings, Inc.	25	1,729
Open Text Corp.	44	1,674
Qorvo, Inc.*	21	1,615
CDK Global, Inc.	22	1,376
Nuance Communications, Inc.*	49	849
Conduent, Inc.*	35	788
j2 Global, Inc.	9	746
Entegris, Inc.	23	666
NCR Corp.*	20	568
ACI Worldwide, Inc.*	19	535
Engility Holdings, Inc.*	9	324
Amkor Technology, Inc.*	40	296
Pitney Bowes, Inc.	31	219
Unisys Corp.*	9	184
Donnelley Financial Solutions, Inc.*	8	143
MagnaChip Semiconductor Corp.*	6	59
Total Technology		37,402

Industrial - 1.2%
TransDigm Group, Inc.*	9	3,351
Ball Corp.	58	2,551
XPO Logistics, Inc.*	22	2,512
Arconic, Inc.	82	1,805
Sensata Technologies Holding plc*	29	1,437
Sealed Air Corp.	27	1,084
Berry Global Group, Inc.*	22	1,065
BWX Technologies, Inc.	17	1,063
Crown Holdings, Inc.*	22	1,056
USG Corp.*	23	996
Trinity Industries, Inc.	25	916
AECOM*	27	882
AGCO Corp.	14	851
Clean Harbors, Inc.*	11	787
Energizer Holdings, Inc.	13	762
Jabil, Inc.	28	758
Graphic Packaging Holding Co.	52	729
MasTec, Inc.*	16	715
Terex Corp.	16	639
EnerSys	7	610
Louisiana-Pacific Corp.	23	609
Itron, Inc.*	9	578
Silgan Holdings, Inc.	19	528
Owens-Illinois, Inc.*	27	507
KLX, Inc.*	8	502
Welbilt, Inc.*	24	501
Norbord, Inc.	14	464
SPX FLOW, Inc.*	8	416
Advanced Disposal Services, Inc.*	15	406
Covanta Holding Corp.	22	358
Summit Materials, Inc. — Class A*	19	345
TopBuild Corp.*	6	341
Masonite International Corp.*	5	321
Mueller Water Products, Inc. — Class A	26	299
EnPro Industries, Inc.	4	292
Actuant Corp. — Class A	10	279
Builders FirstSource, Inc.*	19	279
TTM Technologies, Inc.*	17	270
Boise Cascade Co.	7	258
Kratos Defense & Security Solutions, Inc.*	17	251
TriMas Corp.*	8	243
Triumph Group, Inc.	10	233
Gibraltar Industries, Inc.*	5	228
Tennant Co.	3	228
Manitowoc Company, Inc.*	8	192
Multi-Color Corp.	3	187
Briggs & Stratton Corp.	8	154
Tutor Perini Corp.*	8	150
Griffon Corp.	8	129
Teekay Corp.	17	115
Martin Midstream Partners, LP	9	104
Fly Leasing Ltd. ADR*	6	85
Xerium Technologies, Inc.*	3	40
Total Industrial		34,461

Basic Materials - 0.9%
Freeport-McMoRan, Inc.	257	3,577
CF Industries Holdings, Inc.	39	2,123
Steel Dynamics, Inc.	39	1,762
Alcoa Corp.*	31	1,252
Chemours Co.	31	1,223
Axalta Coating Systems Ltd.*	41	1,196
Methanex Corp.	14	1,107
Huntsman Corp.	40	1,089
Ashland Global Holdings, Inc.	12	1,006
WR Grace & Co.	13	929
United States Steel Corp.	29	884
Ingevity Corp.*	8	815
Olin Corp.	28	719
Valvoline, Inc.	32	688
Cleveland-Cliffs, Inc.*	50	633
Allegheny Technologies, Inc.*	21	621
Platform Specialty Products Corp.*	47	586
PolyOne Corp.	13	568
Compass Minerals International, Inc.	8	538
Commercial Metals Co.	20	410
GCP Applied Technologies, Inc.*	14	372
Kaiser Aluminum Corp.	3	327

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

IAMGOLD Corp.*	88	$324
Kraton Corp.*	6	283
Constellium N.V. — Class A*	22	272
AK Steel Holding Corp.*	53	260
Neenah, Inc.	3	259
Tronox Ltd. — Class A	21	251
Hecla Mining Co.	85	237
Ferroglobe plc	28	229
Hudbay Minerals, Inc.	44	222
Resolute Forest Products, Inc.*	15	194
Mercer International, Inc.	11	185
Century Aluminum Co.*	14	168
Coeur Mining, Inc.*	31	165
PH Glatfelter Co.	8	153
Clearwater Paper Corp.*	5	148
Rayonier Advanced Materials, Inc.	8	148
Ryerson Holding Corp.*	9	102
Koppers Holdings, Inc.*	3	94
Total Basic Materials		26,119

Utilities - 0.3%
Vistra Energy Corp.*	87	2,165
NRG Energy, Inc.	51	1,907
AES Corp.	110	1,540
SCANA Corp.	24	933
AmeriGas Partners, LP	15	593
Atlantica Yield plc	17	350
Total Utilities		7,488

Diversified - 0.0%
Spectrum Brands Holdings, Inc.	9	672

Total Common Stocks
(Cost $340,781)		445,084

RIGHTS††† - 0.0%
Nexstar Media Group, Inc.*,2	34	—
A Schulman, Inc.*,2	7	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 68.0%
Guggenheim Strategy Fund I3	38,287	959,101
Guggenheim Strategy Fund II3	37,749	942,981
Total Mutual Funds
(Cost $1,892,921)		1,902,082

	Face Amount

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
2.00% due 10/25/18[4,5]	$3,000	2,996
Total U.S. Treasury Bills
(Cost $2,996)		2,996

REPURCHASE AGREEMENTS††,6 - 15.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[7]	232,996	232,996
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[7]	115,122	115,122
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[7]	76,748	76,748
Total Repurchase Agreements
(Cost $424,866)		424,866

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[9]	21,511	21,511
Total Securities Lending Collateral
(Cost $21,511)		21,511

Total Investments - 100.0%
(Cost $2,683,075)		$2,796,539
Other Assets & Liabilities, net - 0.0%		(587)
Total Net Assets - 100.0%		$2,795,952

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	3	Dec 2018	$337,477	$(2,654)

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

Centrally Cleared Credit Default Swap Agreements Protection Sold††,10
Counter party	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.31	5.00%	At Maturity	12/20/23	$400,000	$29,180	$28,943	$237

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements†††
Credit Suisse Capital, LLC	Credit Suisse Capital LLC Credit Suisse Merger Arbitrage Liquid Index	3.12%	At Maturity	11/20/18	1,735	$2,069,337	$15,688

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 6.
[2]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 5.
[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[8]	Securities lending collateral — See Note 6.
[9]	Rate indicated is the 7-day yield as of September 30, 2018.
[10]	Credit Default Swaps — See Note 2
ADR — American Depositary Receipt
CDX.NA.HY.31 Index — Credit Default Swap North America High Yield Series 31 Index
ICE — Intercontinental Exchange
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$445,084	$—	$—		$445,084
Rights	—	—	—	*	—
Mutual Funds	1,902,082	—	—		1,902,082
U.S. Treasury Bills	—	2,996	—		2,996
Repurchase Agreements	—	424,866	—		424,866
Securities Lending Collateral	21,511	—	—		21,511
Credit Default Swaps**	—	237	—		237
Equity Index Swap Agreements**	—	—	15,688		15,688
Total Assets	$2,368,677	$428,099	$15,688		$2,812,464

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$2,654	$—	$—	$2,654

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Apprectiation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$146,969	$1,412,452	$(600,000)	$—	$(320)	$959,101	38,287	$12,460
Guggenheim Strategy Fund II	1,277,966	16,277	(350,000)	1,080	(2,342)	942,981	37,749	16,354
	$1,424,935	$1,428,729	$(950,000)	$1,080	$(2,662)	$1,902,082		$28,814

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $19,916 of securities loaned (cost $365,288)	$469,591
Investments in affiliated issuers, at value (cost $1,892,921)	1,902,082
Repurchase agreements, at value (cost $424,866)	424,866
Unamortized upfront premiums paid on credit default swaps	28,943
Unrealized appreciation on swap agreements	15,688
Cash	4
Receivables:
Dividends	4,732
Interest	690
Investment adviser	545
Variation margin on credit default swaps	237
Variation margin on futures contracts	211
Foreign tax reclaims	26
Securities lending income	12
Total assets	2,847,627

Liabilities:
Segregated cash due to broker	9,077
Payable for:
Return of securities loaned	21,511
Swap settlement	6,674
Licensing fees	5,702
Securities purchased	4,393
Management fees	1,867
Distribution and service fees	584
Transfer agent and administrative fees	519
Portfolio accounting fees	207
Trustees’ fees*	4
Fund shares redeemed	3
Miscellaneous	1,134
Total liabilities	51,675
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,795,952

Net assets consist of:
Paid in capital	$3,031,361
Total distributable earnings (loss)	(235,409)
Net assets	$2,795,952

A-Class:
Net assets	$501,766
Capital shares outstanding	18,612
Net asset value per share	$26.96
Maximum offering price per share (Net asset value divided by 95.25%)	$28.30

C-Class:
Net assets	$353,376
Capital shares outstanding	14,089
Net asset value per share	$25.08

P-Class:
Net assets	$1,202,123
Capital shares outstanding	44,602
Net asset value per share	$26.95

Institutional Class:
Net assets	$738,687
Capital shares outstanding	26,785
Net asset value per share	$27.58

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $143)	$6,816
Dividends from securities of affiliated issuers	28,814
Interest	4,057
Income from securities lending, net	712
Total investment income	40,399

Expenses:
Management fees	14,652
Distribution and service fees:
A-Class	1,217
C-Class	1,958
P-Class	1,498
Transfer agent and administrative fees	4,070
Licensing fees	5,698
Registration fees	1,934
Portfolio accounting fees	1,628
Trustees’ fees*	622
Custodian fees	220
Line of credit fees	32
Miscellaneous	989
Total expenses	34,518
Less:
Expenses waived by Adviser	(3,092)
Net expenses	31,426
Net investment income	8,973

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,230)
Investments in affiliated issuers	1,080
Swap agreements	26,138
Futures contracts	(6,275)
Net realized gain	16,713
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	84,671
Investments in affiliated issuers	(2,662)
Swap agreements	37,698
Futures contracts	(12,196)
Net change in unrealized appreciation (depreciation)	107,511
Net realized and unrealized gain	124,224
Net increase in net assets resulting from operations	$133,197

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,973	$10,252
Net realized gain on investments	16,713	361,959
Net change in unrealized appreciation (depreciation) on investments	107,511	(80,829)
Net increase in net assets resulting from operations	133,197	291,382

Distributions to shareholders:
A-Class	—	(68,747)[1]
C-Class	—	(13,093)[1]
P-Class	—	(38,729)[1]
Institutional Class	—	(74,751)[1]
Total distributions to shareholders	—	(195,320)

Capital share transactions:
Proceeds from sale of shares
A-Class	40,978	1,765,430
C-Class	—	—
P-Class	26,217	17,441
Institutional Class	148,969	1,894,619
Distributions reinvested
A-Class	—	66,073
C-Class	—	13,068
P-Class	—	37,803
Institutional Class	—	74,336
Cost of shares redeemed
A-Class	(1,812,020)	(381,188)
C-Class	(66,145)	(92,977)
P-Class	(74,844)	(269,470)
Institutional Class	(59,530)	(11,498,593)
Net decrease from capital share transactions	(1,796,375)	(8,373,458)
Net decrease in net assets	(1,663,178)	(8,277,396)

Net assets:
Beginning of period	4,459,130	12,736,526
End of period	$2,795,952	$4,459,130

Capital share activity:
Shares sold
A-Class	1,536	64,594
P-Class	982	646
Institutional Class	5,476	69,249
Shares issued from reinvestment of distributions
A-Class	—	2,470
C-Class	—	522
P-Class	—	1,413
Institutional Class	—	2,721
Shares redeemed
A-Class	(68,644)	(14,299)
C-Class	(2,662)	(3,697)
P-Class	(2,815)	(10,027)
Institutional Class	(2,182)	(416,787)
Net decrease in shares	(68,309)	(303,195)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (See Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.96	$26.45	$25.76	$26.82	$28.42	$27.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.07	(.07)	.03	(.31)	(.49)
Net gain (loss) on investments (realized and unrealized)	.93	.24	1.63	(.72)	(.09)	3.09
Total from investment operations	1.00	.31	1.56	(.69)	(.40)	2.60
Less distributions from:
Net investment income	—	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	—	(1.14)	(1.74)
Total distributions	—	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$26.96	$25.96	$26.45	$25.76	$26.82	$28.42

Total Return[c]	3.85%	1.07%	6.11%	(2.52%)	(1.18%)	9.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$502	$2,225	$872	$927	$1,371	$4,303
Ratios to average net assets:
Net investment income (loss)	0.51%	0.26%	(0.25%)	0.11%	(1.10%)	(1.73%)
Total expenses[d]	2.07%	2.03%	2.02%	2.00%	2.01%	2.02%
Net expenses[e]	1.89%	1.91%	1.90%	1.90%	1.90%	1.90%
Portfolio turnover rate	57%	69%	47%	32%	107%	161%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$24.24	$24.94	$24.52	$25.74	$27.53	$26.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.17)	(.25)	(.16)	(.45)	(.67)
Net gain (loss) on investments (realized and unrealized)	.86	.27	1.54	(.69)	(.14)	2.99
Total from investment operations	.84	.10	1.29	(.85)	(.59)	2.32
Less distributions from:
Net investment income	—	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	—	(1.14)	(1.74)
Total distributions	—	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$25.08	$24.24	$24.94	$24.52	$25.74	$27.53

Total Return[c]	3.47%	0.29%	5.31%	(3.25%)	(1.92%)	8.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353	$406	$497	$879	$1,230	$1,253
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.68%)	(0.98%)	(0.64%)	(1.68%)	(2.45%)
Total expenses[d]	2.84%	2.78%	2.77%	2.75%	2.75%	2.77%
Net expenses[e]	2.63%	2.66%	2.64%	2.65%	2.65%	2.65%
Portfolio turnover rate	57%	69%	47%	32%	107%	161%

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016*	Year Ended March 31, 2015*	Year Ended March 31, 2014*
Per Share Data
Net asset value, beginning of period	$25.95	$26.45	$25.76	$26.82	$28.42	$27.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.02	(.06)	.02	(.29)	(.49)
Net gain (loss) on investments (realized and unrealized)	.92	.28	1.62	(.71)	(.11)	3.08
Total from investment operations	1.00	.30	1.56	(.69)	(.40)	2.59
Less distributions from:
Net investment income	—	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	—	(1.14)	(1.74)
Total distributions	—	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$26.95	$25.95	$26.45	$25.76	$26.82	$28.42

Total Return	3.85%	1.07%	6.11%	(2.52%)	(1.18%)	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,202	$1,205	$1,439	$1,667	$3,318	$6,809
Ratios to average net assets:
Net investment income (loss)	0.62%	0.07%	(0.24%)	0.09%	(1.05%)	(1.72%)
Total expenses[d]	2.09%	2.03%	2.02%	2.00%	2.01%	2.02%
Net expenses[e]	1.90%	1.91%	1.90%	1.90%	1.90%	1.90%
Portfolio turnover rate	57%	69%	47%	32%	107%	161%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.52	$26.96	$26.18	$27.17	$28.71	$27.76
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.04	— [f]	.10	(.16)	(.42)
Net gain (loss) on investments (realized and unrealized)	.94	.32	1.65	(.72)	(.18)	3.11
Total from investment operations	1.06	.36	1.65	(.62)	(.34)	2.69
Less distributions from:
Net investment income	—	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	—	(1.14)	(1.74)
Total distributions	—	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$27.58	$26.52	$26.96	$26.18	$27.17	$28.71

Total Return	4.00%	1.27%	6.36%	(2.23%)	(0.96%)	9.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$739	$623	$9,929	$4,289	$3,746	$975
Ratios to average net assets:
Net investment income (loss)	0.88%	0.14%	0.01%	0.37%	(0.57%)	(1.46%)
Total expenses[d]	1.84%	1.79%	1.78%	1.75%	1.75%	1.77%
Net expenses[e]	1.64%	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate	57%	69%	47%	32%	107%	161%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net investment income is less than $0.01 per share.
*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
China	33%
Taiwan, Province of China	16%
Brazil	14%
India	10%
Cayman Islands	8%
Republic of Korea	7%
Mexico	5%
Other	7%
Total Long-Term Investments	100%

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings (% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	13.6%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10.5%
Baidu, Inc. ADR	4.1%
HDFC Bank Ltd. ADR	3.8%
China Mobile Ltd. ADR	3.0%
Vale S.A. ADR	3.0%
Infosys Ltd. ADR	2.5%
Itau Unibanco Holding S.A. ADR	2.3%
CNOOC Ltd. ADR	2.0%
China Petroleum & Chemical Corp. ADR	1.6%
Top Ten Total	46.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	(17.20%)	(10.03%)	1.63%	(5.61%)
A-Class Shares with sales charge‡	(21.14%)	(14.30%)	0.65%	(6.19%)
C-Class Shares	(17.52%)	(10.71%)	0.88%	(6.16%)
C-Class Shares with CDSC§	(18.34%)	(11.61%)	0.88%	(6.16%)
H-Class Shares	(17.21%)	(10.04%)	1.57%	(5.62%)
BNY Mellon Emerging Markets 50 ADR Index	(7.18%)	(1.49%)	4.20%	0.89%
S&P 500 Index	11.41%	17.91%	13.95%	10.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 73.4%

Communications - 28.9%
Alibaba Group Holding Ltd. ADR*	5,930	$977,027
Baidu, Inc. ADR*	1,272	290,881
China Mobile Ltd. ADR	4,445	217,494
JD.com, Inc. ADR*	3,770	98,359
America Movil SAB de CV — Class L ADR	5,380	86,403
Ctrip.com International Ltd. ADR*	1,764	65,568
Chunghwa Telecom Company Ltd. ADR	1,758	63,130
Telekomunikasi Indonesia Persero Tbk PT ADR	2,289	56,035
SK Telecom Company Ltd. ADR	1,654	46,113
Grupo Televisa SAB ADR	2,038	36,154
China Telecom Corporation Ltd. ADR	648	32,024
China Unicom Hong Kong Ltd. ADR	2,716	31,750
58.com, Inc. ADR*	420	30,912
Weibo Corp. ADR*	298	21,793
Autohome, Inc. ADR[1]	261	20,204
Total Communications		2,073,847

Technology - 15.7%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	17,085	754,474
Infosys Ltd. ADR	17,452	177,487
NetEase, Inc. ADR	340	77,605
ASE Technology Holding Company Ltd. ADR*	7,062	34,109
Momo, Inc. ADR*	663	29,039
United Microelectronics Corp. ADR	11,129	28,713
Wipro Ltd. ADR	5,090	26,519
Total Technology		1,127,946

Financial - 10.9%
HDFC Bank Ltd. ADR	2,906	273,455
Banco Bradesco S.A. ADR	15,473	109,549
KB Financial Group, Inc. ADR	1,832	88,449
Shinhan Financial Group Company Ltd. ADR[1]	2,187	87,764
China Life Insurance Company Ltd. ADR	6,871	78,261
ICICI Bank Ltd. ADR	7,264	61,671
Woori Bank ADR	799	36,219
Banco Santander Chile ADR	733	23,441
Bancolombia S.A. ADR	533	22,237
Total Financial		781,046

Energy - 6.4%
CNOOC Ltd. ADR	739	145,982
China Petroleum & Chemical Corp. ADR	1,174	117,916
Petroleo Brasileiro S.A. ADR	6,872	82,945
PetroChina Company Ltd. ADR	974	79,323
Ecopetrol S.A. ADR[1]	1,155	31,104
Total Energy		457,270

Basic Materials - 6.4%
Vale S.A. ADR	14,317	212,464
Sasol Ltd. ADR	2,612	100,928
POSCO ADR	1,478	97,548
Vedanta Ltd. ADR	1,965	25,152
Fibria Celulose S.A. ADR	1,100	20,383
Total Basic Materials		456,475

Consumer, Non-cyclical - 3.6%
Ambev S.A. ADR	20,291	92,730
Fomento Economico Mexicano SAB de CV ADR	857	84,817
TAL Education Group ADR*	1,650	42,421
BeiGene Ltd. ADR*	230	39,611
Total Consumer, Non-cyclical		259,579

Industrial - 1.1%
Cemex SAB de CV ADR*	6,759	47,583
ZTO Express Cayman, Inc. ADR	1,758	29,130
Total Industrial		76,713

Utilities - 0.4%
Korea Electric Power Corp. ADR	2,399	31,595

Total Common Stocks
(Cost $4,666,255)		5,264,471

PREFERRED STOCKS† - 3.7%
Financial - 2.3%
Itau Unibanco Holding S.A. ADR	14,848	163,031

Energy - 1.4%
Petroleo Brasileiro S.A. ADR	10,069	105,322
Total Preferred Stocks
(Cost $230,415)		268,353

	Face Amount

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
2.00% due 10/25/18[2,3]	$14,000	13,980
Total U.S. Treasury Bills
(Cost $13,980)		13,980

REPURCHASE AGREEMENTS††,4 - 21.4%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[5]	842,466	842,466
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[5]	416,256	416,256
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[5]	277,504	277,504
Total Repurchase Agreements
(Cost $1,536,226)		1,536,226

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2018
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.94%[7]	91,166	$91,166
Total Securities Lending Collateral
(Cost $91,166)		91,166

Total Investments - 100.0%
(Cost $6,538,042)		$7,174,196
Other Assets & Liabilities, net - 0.0%		(2,978)
Total Net Assets - 100.0%		$7,171,218

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	9	Dec 2018	$472,365	$174

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[8]	2.75%	At Maturity	10/29/18	787	$2,043,582	$6,818
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[8]	2.76%	At Maturity	10/29/18	2,431	6,308,432	(24,355)
						$8,352,014	$(17,537)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2018 — See Note 7.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2018.
[8]	Total Return based on BNY Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,264,471	$—	$—	$5,264,471
Preferred Stocks	268,353	—	—	268,353
U.S. Treasury Bills	—	13,980	—	13,980
Repurchase Agreements	—	1,536,226	—	1,536,226
Securities Lending Collateral	91,166	—	—	91,166
Equity Futures Contracts**	174	—	—	174
Equity Index Swap Agreements**	—	6,818	—	6,818
Total Assets	$5,624,164	$1,557,024	$—	$7,181,188

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$24,355	$—	$24,355

**	This derivative is reported as unrealized appreciation/(depreciation) at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value - including $89,225 of securities loaned (cost $5,001,816)	$5,637,970
Repurchase agreements, at value (cost $1,536,226)	1,536,226
Cash	3,891
Segregated cash with broker	17,292
Unrealized appreciation on swap agreements	6,818
Receivables:
Fund shares sold	287,103
Dividends	17,662
Interest	287
Foreign tax reclaims	252
Securities lending income	9
Total assets	7,507,510

Liabilities:
Unrealized depreciation on swap agreements	24,355
Payable for:
Fund shares redeemed	200,283
Return of securities loaned	91,166
Management fees	6,645
Variation margin	4,211
Distribution and service fees	2,053
Transfer agent and administrative fees	1,846
Swap settlement	1,660
Portfolio accounting fees	1,107
Trustees’ fees*	11
Miscellaneous	2,955
Total liabilities	336,292
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,171,218

Net assets consist of:
Paid in capital	$17,744,980
Total distributable earnings (loss)	(10,573,762)
Net assets	$7,171,218

A-Class:
Net assets	$1,198,326
Capital shares outstanding	16,598
Net asset value per share	$72.20
Maximum offering price per share (Net asset value divided by 95.25%)	$75.80

C-Class:
Net assets	$351,719
Capital shares outstanding	5,104
Net asset value per share	$68.91

H-Class:
Net assets	$5,621,173
Capital shares outstanding	77,860
Net asset value per share	$72.20

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $3,745)	$189,847
Interest	27,338
Income from securities lending, net	168
Total investment income	217,353

Expenses:
Management fees	56,793
Distribution and service fees:
A-Class	2,735
C-Class	2,201
H-Class	12,492
Transfer agent and administrative fees	15,777
Portfolio accounting fees	9,466
Registration fees	8,559
Trustees’ fees*	2,373
Custodian fees	900
Line of credit fees	102
Miscellaneous	5,217
Total expenses	116,615
Net investment income	100,738

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,347,085)
Swap agreements	(2,871,971)
Futures contracts	(96,017)
Net realized loss	(4,315,073)
Net change in unrealized appreciation (depreciation) on:
Investments	(684,879)
Swap agreements	(505,791)
Futures contracts	(39,585)
Net change in unrealized appreciation (depreciation)	(1,230,255)
Net realized and unrealized loss	(5,545,328)
Net decrease in net assets resulting from operations	$(5,444,590)

*	Relates to Trustees not deemed “interested persons” within the meaning of section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$100,738	$(62,442)
Net realized gain (loss) on investments	(4,315,073)	3,952,594
Net change in unrealized appreciation (depreciation) on investments	(1,230,255)	1,483,306
Net increase (decrease) in net assets resulting from operations	(5,444,590)	5,373,458

Capital share transactions:
Proceeds from sale of shares
A-Class	1,510,854	6,131,324
C-Class	466,597	3,925,967
H-Class	194,523,364	373,113,720
Cost of shares redeemed
A-Class	(3,062,702)	(4,525,625)
C-Class	(546,562)	(3,883,376)
H-Class	(211,255,396)	(356,843,696)
Net increase (decrease) from capital share transactions	(18,363,845)	17,918,314
Net increase (decrease) in net assets	(23,808,435)	23,291,772

Net assets:
Beginning of period	30,979,653	7,687,881
End of period	$7,171,218	$30,979,653

Capital share activity:
Shares sold
A-Class	20,095	83,793
C-Class	6,397	54,710
H-Class	2,471,947	4,752,146
Shares redeemed
A-Class	(40,049)	(57,545)
C-Class	(7,546)	(54,588)
H-Class	(2,706,783)	(4,549,243)
Net increase (decrease) in shares	(255,939)	229,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$87.20	$60.99	$44.79	$60.50	$66.27	$73.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	(.24)	(.48)	(.23)	(.37)	(.54)
Net gain (loss) on investments (realized and unrealized)	(15.43)	26.45	16.68	(14.83)	(5.40)	(6.78)
Total from investment operations	(15.00)	26.21	16.20	(15.06)	(5.77)	(7.32)
Less distributions from:
Net investment income	—	—	—	(.65)	—	—
Total distributions	—	—	—	(.65)	—	—
Net asset value, end of period	$72.20	$87.20	$60.99	$44.79	$60.50	$66.27

Total Return[c]	(17.20%)	42.97%	36.17%	(24.84%)	(8.72%)	(9.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,198	$3,187	$628	$3,988	$382	$744
Ratios to average net assets:
Net investment income (loss)	1.08%	(0.30%)	(0.96%)	(0.48%)	(0.53%)	(0.82%)
Total expenses	1.82%	1.76%	1.76%	1.75%	1.75%	1.81%
Net expenses	1.82%	1.76%	1.76%	1.75%	1.75%	1.76%[d]
Portfolio turnover rate	1,073%	1,006%	2,568%	2,874%	1,085%	1,412%

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$83.55	$58.90	$43.56	$59.37	$65.46	$72.92
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.61)	(.79)	(.74)	(.73)	(1.04)
Net gain (loss) on investments (realized and unrealized)	(14.74)	25.26	16.13	(14.42)	(5.36)	(6.42)
Total from investment operations	(14.64)	24.65	15.34	(15.16)	(6.09)	(7.46)
Less distributions from:
Net investment income	—	—	—	(.65)	—	—
Total distributions	—	—	—	(.65)	—	—
Net asset value, end of period	$68.91	$83.55	$58.90	$43.56	$59.37	$65.46

Total Return[c]	(17.52%)	41.87%	35.19%	(25.48%)	(9.32%)	(10.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$352	$522	$361	$271	$1,287	$409
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.82%)	(1.55%)	(1.49%)	(0.99%)	(1.73%)
Total expenses	2.57%	2.56%	2.50%	2.46%	2.48%	2.66%
Net expenses	2.57%	2.56%	2.50%	2.46%	2.48%	2.61%[d]
Portfolio turnover rate	1,073%	1,006%	2,568%	2,874%	1,085%	1,412%

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$87.21	$61.01	$44.84	$60.61	$66.37	$73.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.69	(.25)	(.42)	(.41)	.20	(.34)
Net gain (loss) on investments (realized and unrealized)	(15.70)	26.45	16.59	(14.71)	(5.96)	(7.16)
Total from investment operations	(15.01)	26.20	16.17	(15.12)	(5.76)	(7.50)
Less distributions from:
Net investment income	—	—	—	(.65)	—	—
Total distributions	—	—	—	(.65)	—	—
Net asset value, end of period	$72.20	$87.21	$61.01	$44.84	$60.61	$66.37

Total Return	(17.21%)	42.95%	36.04%	(24.88%)	(8.71%)	(10.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,621	$27,270	$6,698	$13,238	$2,136	$4,719
Ratios to average net assets:
Net investment income (loss)	1.77%	(0.32%)	(0.82%)	(0.76%)	0.25%	(0.51%)
Total expenses	1.82%	1.77%	1.76%	1.74%	1.75%	1.80%
Net expenses	1.82%	1.77%	1.76%	1.74%	1.75%	1.74%[d]
Portfolio turnover rate	1,073%	1,006%	2,568%	2,874%	1,085%	1,412%

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the year ended March 31, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	14.28%	(3.06%)	(17.02%)	(14.19%)
A-Class Shares with sales charge‡	8.85%	(7.67%)	(17.83%)	(14.71%)
C-Class Shares	13.70%	(3.77%)	(17.68%)	(14.17%)
C-Class Shares with CDSC§	12.70%	(4.73%)	(17.68%)	(14.17%)
H-Class Shares	14.26%	(3.15%)	(17.16%)	(14.27%)
BNY Mellon Emerging Markets 50 ADR Index	(7.18%)	(1.49%)	4.20%	0.89%
S&P 500 Index	11.41%	17.91%	13.95%	10.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 96.2%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[2]	$587,267	$587,267
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[2]	290,163	290,163
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[2]	193,442	193,442
Total Repurchase Agreements
(Cost $1,070,872)		1,070,872

Total Investments - 96.2%
(Cost $1,070,872)		$1,070,872
Other Assets & Liabilities, net - 3.8%		42,517
Total Net Assets - 100.0%		$1,113,389

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[3]	(1.86%)	At Maturity	10/29/18	509	$1,320,498	$5,098
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[3]	(1.75%)	At Maturity	10/29/18	349	905,523	(256)
						$2,226,021	$4,842

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[3]	Total Return based on BNY Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$1,070,872	$—	$1,070,872
Equity Index Swap Agreements**	—	5,098	—	5,098
Total Assets	$—	$1,075,970	$—	$1,075,970

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$256	$—	$256

**	This derivative is reported as unrealized appreciation/(depreciation) at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Repurchase agreements, at value (cost $1,070,872)	1,070,872
Unrealized appreciation on swap agreements	5,098
Receivables:
Fund shares sold	412,601
Interest	200
Total assets	1,488,771

Liabilities:
Unrealized depreciation on swap agreements	256
Payable for:
Fund shares redeemed	367,178
Swap settlement	5,676
Management fees	1,027
Distribution and service fees	294
Transfer agent and administrative fees	285
Portfolio accounting fees	171
Trustees’ fees*	1
Miscellaneous	494
Total liabilities	375,382
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,113,389

Net assets consist of:
Paid in capital	$18,779,166
Total distributable earnings (loss)	(17,665,777)
Net assets	$1,113,389

A-Class:
Net assets	$14,961
Capital shares outstanding	335
Net asset value per share	$44.66
Maximum offering price per share (Net asset value divided by 95.25%)	$46.89

C-Class:
Net assets	$11,495
Capital shares outstanding	257
Net asset value per share	$44.73

H-Class:
Net assets	$1,086,933
Capital shares outstanding	24,538
Net asset value per share	$44.30

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Interest	$11,288
Total investment income	11,288

Expenses:
Management fees	5,491
Distribution and service fees:
A-Class	49
C-Class	56
H-Class	1,464
Transfer agent and administrative fees	1,526
Portfolio accounting fees	916
Registration fees	904
Trustees’ fees*	221
Custodian fees	82
Miscellaneous	496
Total expenses	11,205
Net investment income	83

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	30,496
Futures contracts	(8,904)
Net realized gain	21,592
Net change in unrealized appreciation (depreciation) on:
Swap agreements	26,430
Net change in unrealized appreciation (depreciation)	26,430
Net realized and unrealized gain	48,022
Net increase in net assets resulting from operations	$48,105

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$83	$(9,387)
Net realized gain (loss) on investments	21,592	(373,571)
Net change in unrealized appreciation (depreciation) on investments	26,430	(28,978)
Net increase (decrease) in net assets resulting from operations	48,105	(411,936)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,403	678,533
C-Class	362,721	722,941
H-Class	50,627,939	96,279,514
Cost of shares redeemed
A-Class	(40,247)	(736,923)
C-Class	(370,363)	(761,962)
H-Class	(50,324,985)	(95,954,095)
Net increase from capital share transactions	260,468	228,008
Net increase (decrease) in net assets	308,573	(183,928)

Net assets:
Beginning of period	804,816	988,744
End of period	$1,113,389	$804,816

Capital share activity:
Shares sold
A-Class	118	18,625
C-Class	8,547	18,264
H-Class	1,195,424	2,113,995
Shares redeemed
A-Class	(882)	(18,196)
C-Class	(8,761)	(18,662)
H-Class	(1,190,057)	(2,108,958)
Net increase in shares	4,389	5,068

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$39.08	$63.42	$101.83	$101.26	$110.02	$115.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.28)	(1.42)	(1.92)	(1.74)	(2.10)
Net gain (loss) on investments (realized and unrealized)	5.56	(24.06)	(36.99)	2.49	(7.02)	(3.23)
Total from investment operations	5.58	(24.34)	(38.41)	.57	(8.76)	(5.33)
Net asset value, end of period	$44.66	$39.08	$63.42	$101.83	$101.26	$110.02

Total Return[c]	14.28%	(38.35%)	(37.72%)	0.53%	(7.96%)	(4.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15	$43	$42	$448	$62	$4,859
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.64%)	(1.50%)	(1.59%)	(1.74%)	(1.74%)
Total expenses	1.82%	1.76%	1.75%	1.75%	1.75%	1.78%
Net expenses	1.82%	1.76%	1.75%	1.75%	1.75%	1.75%[e]
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$39.34	$64.21	$103.83	$104.23	$114.21	$120.45
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.74)	(1.88)	(2.82)	(2.34)	(3.12)
Net gain (loss) on investments (realized and unrealized)	5.54	(24.13)	(37.74)	2.42	(7.64)	(3.12)
Total from investment operations	5.39	(24.87)	(39.62)	(.40)	(9.98)	(6.24)
Net asset value, end of period	$44.73	$39.34	$64.21	$103.83	$104.23	$114.21

Total Return[c]	13.70%	(38.77%)	(38.17%)	(0.29%)	(8.78%)	(5.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$19	$56	$371	$102	$262
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.46%)	(2.20%)	(2.44%)	(2.47%)	(2.44%)
Total expenses	2.63%	2.49%	2.48%	2.50%	2.48%	2.48%
Net expenses	2.63%	2.49%	2.48%	2.50%	2.48%	2.46%[e]
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$38.77	$63.00	$101.28	$100.80	$109.97	$115.31
Income (loss) from investment operations:
Net investment income (loss)[b]	— [d]	(.30)	(1.23)	(2.04)	(1.68)	(2.10)
Net gain (loss) on investments (realized and unrealized)	5.53	(23.93)	(37.05)	2.52	(7.49)	(3.24)
Total from investment operations	5.53	(24.23)	(38.28)	.48	(9.17)	(5.34)
Net asset value, end of period	$44.30	$38.77	$63.00	$101.28	$100.80	$109.97

Total Return	14.26%	(38.46%)	(37.80%)	0.48%	(8.35%)	(4.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,087	$743	$890	$26,336	$23,091	$5,815
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.68%)	(1.46%)	(1.65%)	(1.71%)	(1.74%)
Total expenses	1.83%	1.77%	1.76%	1.74%	1.73%	1.78%
Net expenses	1.83%	1.77%	1.76%	1.74%	1.73%	1.76%[e]
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The fund invests principally in derivative instruments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2018

	6 Month†	1 Year	Since Inception (10/08/13)
A-Class Shares	(3.34%)	(5.06%)	0.72%
A-Class Shares with sales charge‡	(7.93%)	(9.57%)	(0.26%)
C-Class Shares	(3.65%)	(5.78%)	(0.14%)
C-Class Shares with CDSC§	(4.61%)	(6.72%)	(0.14%)
H-Class Shares	(3.32%)	(5.06%)	0.62%
ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	(1.93%)	(3.19%)	4.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2018
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
2.00% due 10/25/18[1,2]	$3,000	$2,996
Total U.S. Treasury Bills
(Cost $2,996)		2,996

REPURCHASE AGREEMENTS††,3 - 89.6%
JPMorgan Chase & Co. issued 09/28/18 at 2.24% due 10/01/18[4]	255,830	255,830
Barclays Capital issued 09/28/18 at 2.23% due 10/01/18[4]	126,404	126,404
Bank of America Merrill Lynch issued 09/28/18 at 2.25% due 10/01/18[4]	84,269	84,269
Total Repurchase Agreements
(Cost $466,503)		466,503

Total Investments - 90.2%
(Cost $469,499)		$469,499
Other Assets & Liabilities, net - 9.8%		51,073
Total Net Assets - 100.0%		$520,572

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	4	Dec 2018	$449,969	$(1,390)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,5
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.EM-30 Index	1.00%	Quarterly	12/20/23	$500,000	$(21,235)	$(22,355)	$1,120

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Swap Agreements††
Goldman Sachs International	iShares JPMorgan USD Emerging Markets Bond ETF Swap[6]	2.57%	At Maturity	10/29/18	946	$101,988	$643
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt Portfolio ETF Swap[7]	2.67%	At Maturity	10/29/18	3,370	90,923	472
						$192,911	$1,115

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2018
EMERGING MARKETS BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2018.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as credit index swap collateral at September 30, 2018.
[5]	Credit Default Swaps — See Note 2.
[6]	Total Return based on iShares JPMorgan USD Emerging Markets Bond ETF +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
[7]	Total Return based on Invesco Emerging Markets Sovereign Debt Portfolio +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
CDX.EM-30 Index — Credit Default Swap Emerging Markets Series 30 Index
CME — Chicago Mercantile Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$2,996	$—	$2,996
Repurchase Agreements	—	466,503	—	466,503
Credit Default Swap Agreements**	—	1,120	—	1,120
Credit Index Swap Agreements**	—	1,115	—	1,115
Total Assets	$—	$471,734	$—	$471,734

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$1,390	$—	$—	$1,390

**	This derivative is reported as unrealized appreciation/(depreciation) at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

Assets:
Investments, at value (cost $2,996)	$2,996
Repurchase agreements, at value (cost $466,503)	466,503
Segregated cash with broker	98,265
Unrealized appreciation on swap agreements	1,115
Receivables:
Variation margin on futures contracts	281
Protection fees on credit default swaps	153
Interest	87
Total assets	569,400

Liabilities:
Unamortized upfront premiums received on credit default swaps	22,355
Payable for:
Fund shares redeemed	24,971
Variation margin on credit default swap agreements	780
Management fees	229
Distribution and service fees	108
Transfer agent and administrative fees	77
Portfolio accounting fees	46
Trustees’ fees*	1
Miscellaneous	261
Total liabilities	48,828
Commitments and contingent liabilities (Note 12)	—
Net assets	$520,572

Net assets consist of:
Paid in capital	$676,874
Total distributable earnings (loss)	(156,302)
Net assets	$520,572

A-Class:
Net assets	$38,468
Capital shares outstanding	542
Net asset value per share	$70.97
Maximum offering price per share (Net asset value divided by 95.25%)	$74.51

C-Class:
Net assets	$57,360
Capital shares outstanding	849
Net asset value per share	$67.56

H-Class:
Net assets	$424,744
Capital shares outstanding	6,020
Net asset value per share	$70.56

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2018

Investment Income:
Interest	$7,360
Total investment income	7,360

Expenses:
Management fees	3,585
Distribution and service fees:
A-Class	170
C-Class	1,730
H-Class	594
Transfer agent and administrative fees	1,195
Portfolio accounting fees	718
Registration fees	476
Trustees’ fees*	188
Custodian fees	67
Miscellaneous	352
Total expenses	9,075
Net investment loss	(1,715)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(38,741)
Futures contracts	(6,262)
Net realized loss	(45,003)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(2,893)
Futures contracts	(4,741)
Net change in unrealized appreciation (depreciation)	(7,634)
Net realized and unrealized loss	(52,637)
Net decrease in net assets resulting from operations	$(54,352)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (Unaudited)	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,715)	$(10,212)
Net realized gain (loss) on investments	(45,003)	9,667
Net change in unrealized appreciation (depreciation) on investments	(7,634)	6,392
Net increase (decrease) in net assets resulting from operations	(54,352)	5,847

Distributions to shareholders:
A-Class	—	(168)[1]
C-Class	—	(303)[1]
H-Class	—	(1,182)[1]
Total distributions to shareholders	—	(1,653)

Capital share transactions:
Proceeds from sale of shares
A-Class	79,427	130,039
C-Class	562,632	183,393
H-Class	1,448,742	5,454,762
Distributions reinvested
A-Class	—	83
C-Class	—	303
H-Class	—	1,137
Cost of shares redeemed
A-Class	(151,069)	(129,561)
C-Class	(570,240)	(194,341)
H-Class	(1,608,726)	(5,310,619)
Net increase (decrease) from capital share transactions	(239,234)	135,196
Net increase (decrease) in net assets	(293,586)	139,390

Net assets:
Beginning of period	814,158	674,768
End of period	$520,572	$814,158

Capital share activity:
Shares sold
A-Class	1,085	1,777
C-Class	8,048	2,590
H-Class	20,253	73,804
Shares issued from reinvestment of distributions
A-Class	—	1
C-Class	—	4
H-Class	—	15
Shares redeemed
A-Class	(2,127)	(1,760)
C-Class	(8,375)	(2,721)
H-Class	(22,665)	(71,986)
Net increase (decrease) in shares	(3,781)	1,724

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Period Ended March 31, 2014[b,d]
Per Share Data
Net asset value, beginning of period	$73.42	$71.93	$72.75	$81.52	$100.68	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)	(.55)	(.91)	1.12	(1.44)	(.84)
Net gain (loss) on investments (realized and unrealized)	(2.42)	2.13	3.87	2.23	(3.76)	1.52
Total from investment operations	(2.45)	1.58	2.96	3.35	(5.20)	.68
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	—	(.08)	—	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$70.97	$73.42	$71.93	$72.75	$81.52	$100.68

Total Return[e]	(3.34%)	2.18%	4.62%	5.13%	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38	$116	$113	$259	$39	$499
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.74%)	(1.19%)	1.59%	(1.50%)	(1.78%)
Total expenses	1.63%	1.58%	1.58%	1.58%	1.71%	1.83%
Portfolio turnover rate	—	—	733%	21,555%	655%	—

C-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Period Ended March 31, 2014[b,d]
Per Share Data
Net asset value, beginning of period	$70.12	$69.22	$70.54	$80.35	$100.37	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.29)	(1.06)	(1.10)	(1.00)	(1.80)	(1.12)
Net gain (loss) on investments (realized and unrealized)	(2.27)	2.05	3.56	3.31	(4.26)	1.49
Total from investment operations	(2.56)	.99	2.46	2.31	(6.06)	.37
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	—	(.08)	—	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$67.56	$70.12	$69.22	$70.54	$80.35	$100.37

Total Return[e]	(3.65%)	1.41%	4.09%	3.73%	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57	$82	$90	$129	$34	$10
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(1.49%)	(1.54%)	(1.33%)	(1.85%)	(2.34%)
Total expenses	2.36%	2.34%	2.33%	2.32%	2.24%	2.39%
Portfolio turnover rate	—	—	733%	21,555%	655%	—

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2018[a]	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Period Ended March 31, 2014[b,d]
Per Share Data
Net asset value, beginning of period	$72.98	$71.51	$72.19	$81.18	$100.73	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)	(.55)	(.28)	(.44)	(1.56)	(.76)
Net gain (loss) on investments (realized and unrealized)	(2.39)	2.11	3.38	3.57	(4.03)	1.49
Total from investment operations	(2.42)	1.56	3.10	3.13	(5.59)	.73
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	—	(.08)	—	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$70.56	$72.98	$71.51	$72.19	$81.18	$100.73

Total Return	(3.32%)	2.19%	4.85%	4.82%	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$425	$615	$472	$212	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.75%)	(0.38%)	(0.55%)	(1.64%)	(1.62%)
Total expenses	1.63%	1.58%	1.54%	1.56%	1.74%	1.64%
Portfolio turnover rate	—	—	733%	21,555%	655%	—

[a]	Unaudited figures for the period ended September 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of fifty-three funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each of which is a non-diversified investment company. At September 30, 2018, only A-Class, C-Class, H-Class, P-Class and Institutional Class shares had been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2018, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability.The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Duration, Index exposure, Liquidity	$1,077,551	$—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	475,425	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	—	*
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	629,160	—

*	Futures contracts were outstanding for 37 days during the period ended September 30, 2018. The daily average outstanding notional amount of equity futures contracts during the period was $(98,500).

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral of other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$16,129,982	$29,147,994
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity	1,511,134	—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,093,518	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,937,405
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	325,887	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Duration, Index exposure, Liquidity	$—	$1,200,000
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	—	775,000

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized appreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2018
Long Short Equity Fund	$—	$478,850	$—	$—	$478,850
Event Driven and Distressed Strategies Fund	—	15,688	—	237	15,925
Emerging Markets 2x Strategy Fund	174	6,818	—	—	6,992
Inverse Emerging Markets 2x Strategy Fund	—	5,098	—	—	5,098
Emerging Markets Bond Strategy Fund	—	1,115	—	1,120	2,235

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2018
Long Short Equity Fund	$—	$1,368,291	$—	$—	$1,368,291
Event Driven and Distressed Strategies Fund	—	—	2,654	—	2,654
Emerging Markets 2x Strategy Fund	—	24,355	—	—	24,355
Inverse Emerging Markets 2x Strategy Fund	—	256	—	—	256
Emerging Markets Bond Strategy Fund	—	—	1,390	—	1,390

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(2,790,119)	$—	$—	$(2,790,119)
Event Driven and Distressed Strategies Fund	—	21,764	(6,275)	47,902	19,863
Emerging Markets 2x Strategy Fund	(96,017)	(2,871,971)	—	—	(2,967,988)
Inverse Emerging Markets 2x Strategy Fund	(8,904)	30,496	—	—	21,592
Emerging Markets Bond Strategy Fund	—	(20,563)	(6,262)	(18,178)	(45,003)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$705,568	$—	$—	$705,568
Event Driven and Distressed Strategies Fun		19,394	(12,196)	18,304	25,502
Emerging Markets 2x Strategy Fund	(39,585)	(505,791)	—	—	(545,376)
Inverse Emerging Markets 2x Strategy Fund	—	26,430	—	—	26,430
Emerging Markets Bond Strategy Fund	—	(2,082)	(4,741)	(811)	(7,634)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs Over-The-Counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Swap equity contracts	$478,850	$—	$478,850	$—	$—	$478,850
Event Driven and Distressed Strategies Fund	Swap equity contracts	15,688	—	15,688	—	—	15,688
Emerging Markets 2x Strategy Fund	Swap equity contracts	6,818	—	6,818	—	—	6,818
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	5,098	—	5,098	—	—	5,098
Emerging Markets Bond Strategy Fund	Swap equity contracts	1,115	—	1,115	—	—	1,115

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Swap equity contracts	$1,368,291	$—	$1,368,291	$(1,368,291)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	24,355	—	24,355	(24,355)	—	—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	256	—	256	(256)	—	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Event Driven and Distressed Strategies Fund	Barclays Bank plc	Credit default swap agreements	$—	$9,077
Event Driven and Distressed Strategies Fund Total			—	9,077
Emerging Markets 2x Strategy Fund	Goldman Sachs Group	Futures contracts	17,292	—
Emerging Markets 2x Strategy Fund Total			17,292	—
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	98,265	—
Emerging Markets Bond Strategy Fund Total			98,265	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, P-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

For the period ended September 30, 2018, GFD retained sales charges of $55,619 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
2.24%			2.25% - 2.75%
Due 10/01/18	$193,952,884	$193,989,088	11/15/23 - 11/15/24	$199,518,400	$195,361,289
			U.S. Treasury Bond
			4.75%
			02/15/37	2,019,700	2,497,495
				201,538,100	197,858,784

Barclays Capital			U.S TIP Notes
2.23%			0.38% - 2.50%
Due 10/01/18	95,830,512	95,848,321	01/15/20 - 01/15/29	100,846,783	96,828,694
			U.S. Treasury Bond
			3.00%
			05/15/45	941,000	920,857
				101,787,783	97,749,551

Bank of America Merrill Lynch			U.S. Treasury Bonds
2.25%			0.00% - 5.50%
Due 10/01/18	63,887,008	63,898,987	08/15/28 - 11/15/35	102,487,000	65,167,636

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Event Driven and Distressed Strategies Fund	$19,916	$(19,916)	$—	$21,511	$—	$21,511
Emerging Markets 2x Strategy Fund	89,225	(89,225)	—	91,166	—	91,166

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$27,665,138	$2,434,454	$(2,110,450)	$324,004
Event Driven and Distressed Strategies Fund	2,683,075	140,753	(14,018)	126,735
Emerging Markets 2x Strategy Fund	7,264,888	—	(108,055)	(108,055)
Inverse Emerging Markets 2x Strategy Fund	1,070,872	5,098	(256)	4,842
Emerging Markets Bond Strategy Fund	469,499	2,235	(1,390)	845

Note 9 – Securities Transactions

For the period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$25,613,426	$31,951,634
Event Driven and Distressed Strategies Fund	1,555,802	3,267,354
Emerging Markets 2x Strategy Fund	96,742,159	110,012,832
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	—	—

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Emerging Markets 2x Strategy Fund	$—	$580,507	$38,429

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.90% for the period ended September 30, 2018. The Funds did not have any borrowings outstanding under this agreement at September 30, 2018.

The average daily balances borrowed for the period ended September 30, 2018, were as follows:

Fund	Average Daily Balance
Event Driven and Distressed Strategies Fund	$1,164
Emerging Markets 2x Strategy Fund	3,627

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

At a meeting of the Board of Trustees (the “Board”) of Rydex Series Funds held on August 20, 2018, Security Investors, LLC (the “Advisor”), the investment adviser to the Guggenheim Event Driven and Distressed Strategies Fund (the “Fund”), recommended, and the Board approved, the closing and subsequent liquidation of the Fund (the “Liquidation”). In its determination to approve the Liquidation, the Board reviewed the Advisor’s recommendation, including information received from the Advisor regarding the Fund’s small asset base and low market demand, and determined the Liquidation is in the best interests of the Fund and its shareholders. The Fund was closed to purchases by new shareholders on September 28, 2018 and to additional purchases by existing shareholders on October 23, 2018. The Fund ceased operations, liquidated its assets, and distributed the liquidation proceeds to shareholders of record on October 30, 2018.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval of an amended investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Advisor proposed to amend the Trust’s Investment Advisory Agreement to provide for the addition of asset-based breakpoints to the advisory fees charged by each Fund, except for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Alternative Funds”). The introduction of asset-based breakpoints would reduce the advisory fee rate for each Fund (except the Alternative Funds) in accordance with a specified schedule disclosed in the Funds’ Prospectus when the aggregate daily net assets of the Funds (excluding the Alternative Funds) and the series of Rydex Dynamic Funds, an affiliated investment company advised by the Advisor, equal or exceed $10 billion. The Board unanimously approved the Investment Advisory Agreement, as amended, for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement, as amended.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, as amended, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement, as amended, are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement, as amended, based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement, as amended, would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. During its April 25th meeting with management, the Board and the Advisor discussed the possible implementation of asset-based advisory fee breakpoints to help ensure any economies of scale would be shared with the Funds’ shareholders. At the May 21st meeting, the Advisor proposed to amend the Investment Advisory Agreement to implement the asset-based breakpoints described herein. The Board considered the potential effect of the proposed asset-based breakpoints as well as the absence of breakpoints for the Alternative Funds. The Board noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale, and noted that the Alternative Funds, in particular, had not achieved sufficient asset levels to generate economies of scale and were not likely to realize meaningful economies of scale given their specialized investment strategies. The Board noted that the breakpoints would benefit shareholders in the long term and that it intends to monitor the asset levels at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act, and, with respect to the Rydex Variable Trust, the investor services agreement and Investor Services Plan. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as amended, were reasonable, and that approval of the Investment Advisory Agreement, as amended, was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	109	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Governance and Nominating Committee from November 2018 to present.	Retired.	109	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	109	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	109	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	109	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (July 2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	December 7, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 7, 2018

*	Print the name and title of each signing officer under his or her signature.